UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2005

Date of reporting period: January 1, 2005—December 31, 2005

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Report from Putnam Management

In 2005, financial markets continued to respond to a global economy that was becoming more balanced and less dominated by the United States. Europe, Japan, China, India, and many emerging markets all contributed significantly to demand for goods and services, and spurred economic growth worldwide. The U.S. central bank (the Federal Reserve) maintained its tightening policy throughout the year, raising short-term interest rates consistently, while other central banks did not. As a result, U.S. interest rates became more attractive in a global context. This helped explain the surprising strength of the U.S. dollar versus other currencies, and created a tailwind for financial and monetary conditions outside the U.S. The asymmetry of monetary policies around the world reinforced the evolution toward a balanced global economy.

In the United States, returns were modest. The S&P 500 index was up 4.91%, and the Russell 3000 index was up 6.12% for the twelve months ended December 31, 2005. U.S. bond market returns were likewise modest, and no particular sector offered standout performance. Foreign stock markets had very strong performance, even after factoring in the weakness of foreign currencies versus the U.S. dollar. Foreign bond markets outperformed U.S. bonds, as interest rates outside the U.S. were stable or falling. Within the emerging markets, both stocks and bonds offered very attractive returns. In summary, all asset classes had positive returns for the year, but investors with globally diversified portfolios were in the best position to reap the market’s gains.

EQUITIES

* United States Domestic equity indexes produced single-digit returns for the year. This performance paled in comparison with most foreign equity markets, leaving the United States near the bottom of the leaderboard of equity market returns in 2005. In contrast to past years, investing styles seemed to have little impact on results, as growth and value stocks performed quite similarly in every capitalization range. Small capitalization stocks had been leading the market for an extended period, but mid-cap stocks edged ahead in 2005, and as 2006 began, Putnam Management believed that large-cap stocks were poised to move into a more dominant position. The real story was not about style or capitalization, but sectors. Energy outpaced all other sectors. Robust economic growth in China, India, and other emerging markets created heavy demand for natural resources. Energy companies capitalized on robust commodity prices, resulting in very strong profit growth. Energy stocks appreciated accordingly. The utilities sector also fared well for the year.

Overall, Putnam Management believes U.S. stock valuations are more attractive than they were a year ago.

* International Stocks in international markets were far and away the best performing asset class in 2005. Economic growth outside of the U.S. outpaced domestic growth as most equity markets reflected renewed vigor of the global economy. Even Japan is benefiting from the tremendous growth in China and other emerging economies in Asia. Its geographical proximity to these countries is a boon to Japanese prosperity. Putnam Management believes that international stocks remain more attractively valued than domestic stocks, and the factors that would lead to economic outperformance abroad are still intact. However, because foreign stocks appreciated so strongly in 2005, they are no longer favored to the same extent. Also, the European Central Bank (ECB) began to raise short-term interest rates in late 2005, finally joining the U.S. in assuming a tightening stance. As a result, the greater liquidity that has been an advantage for European markets may become less prominent in 2006.

BONDS

* United States The strength and resilience of the U.S. economy helped lift yields on long-term bonds, but not enough to keep pace with the consistent rise in short-term yields, which was the result of the Fed’s tightening policy. As a result, the yield curve, which graphically illustrates the difference in yields of bonds along the maturity spectrum, flattened. This meant that the incremental reward to investors for accepting the risk of borrowing longer-term was diminished to near zero. This trend kept U.S. bond market returns subdued. We believe that a flat yield curve is indicative of a constrained liquidity environment. In our view, this may become a headwind for investment-grade corporate bonds going forward.

* International International fixed income markets outperformed the U.S. bond market. Most of that outperformance occurred during the first half of 2005. Falling interest rates in Japan and Germany lifted bond prices, while in regions with more stable interest rates, low inflation and higher yields attracted investors. Currency exchange rates made a difference for bond investors. The U.S. dollar appreciated significantly versus other currencies and offset the returns to unhedged foreign bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Past performance is not a guarantee of future results. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

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Total return at net asset value (as of 12/31/05)

			5 years		10 years		Life
Putnam VT -- Class IA shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
American Government Income Fund*	2/1/00	1.65%	24.01%	4.40%	--	--	39.03%	5.73%
Capital Appreciation Fund*	9/29/00	8.18	4.58	0.90	--	--	-5.25	-1.02
Capital Opportunities Fund*	5/1/03	10.41	--	--	--	--	70.47	22.14
Discovery Growth Fund*	9/29/00	7.57	-24.79	-5.54	--	--	-46.00	-11.06
Diversified Income Fund*	9/15/93	3.28	50.07	8.46	76.14	5.82	105.57	6.04
Equity Income Fund*	5/1/03	5.71	--	--	--	--	44.11	14.69
The George Putnam Fund of Boston*	4/30/98	4.22	22.20	4.09	--	--	38.66	4.36
Global Asset Allocation Fund*	2/1/88	7.20	14.81	2.80	91.78	6.73	330.40	8.49
Global Equity Fund	5/1/90	9.09	-11.84	-2.49	77.90	5.93	188.16	6.99
Growth and Income Fund	2/1/88	5.50	14.33	2.71	119.35	8.17	566.80	11.17
Growth Opportunities Fund*	2/1/00	4.34	-36.78	-8.76	--	--	-50.69	-11.26
Health Sciences Fund*	4/30/98	13.50	-7.10	-1.46	--	--	35.98	4.09
High Yield Fund*	2/1/88	3.47	50.51	8.52	77.23	5.89	303.62	8.10
Income Fund*	2/1/88	2.60	30.75	5.51	66.57	5.23	243.11	7.12
International Equity Fund*	1/2/97	12.46	10.83	2.08	--	--	121.54	9.25
International Growth and Income Fund*	1/2/97	14.33	31.43	5.62	--	--	120.58	9.19
International New Opportunities Fund*	1/2/97	18.64	11.40	2.18	--	--	60.37	5.39
Investors Fund*	4/30/98	9.03	-9.74	-2.03	--	--	11.72	1.46
Mid Cap Value Fund*	5/1/03	12.71	--	--	--	--	68.31	21.56
Money Market Fund*	2/1/88	2.79	10.26	1.97	42.59	3.61	119.13	4.48
New Opportunities Fund	5/2/94	10.32	-21.00	-4.61	67.06	5.27	161.86	8.61
New Value Fund	1/2/97	6.13	42.93	7.41	--	--	119.53	9.14
OTC & Emerging Growth Fund*	4/30/98	8.26	-40.78	-9.95	--	--	-33.68	-5.22
Research Fund*	9/30/98	5.26	-9.54	-1.99	--	--	35.38	4.27
Small Cap Value Fund	4/30/99	7.30	97.70	14.60	--	--	154.92	15.07
Utilities Growth and Income Fund*	5/4/92	8.87	-1.60	-0.32	94.43	6.88	187.87	8.05
Vista Fund	1/2/97	12.48	-17.26	-3.72	--	--	78.82	6.67
Voyager Fund	2/1/88	5.94	-20.00	-4.36	88.06	6.52	583.34	11.32
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Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

The performance of the class IA shares at net asset value for each fund represents the total return of the share classes, and excludes charges which are added to the variable annuity contracts to determine total return at unit value.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

*For a portion of the period, this fund limited expenses, without which returns would have been lower.

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Total return at net asset value (as of 12/31/05)
			5 years		10 years		Life
Putnam VT -- Class IB shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
American Government Income Fund*	2/1/00	1.35%	22.57%	4.15%	--	--	37.26%	5.50%
Capital Appreciation Fund*	9/29/00	7.88	3.23	0.64	--	--	-6.47	-1.26
Capital Opportunities Fund*	5/1/03	10.16	--	--	--	--	69.35	21.84
Discovery Growth Fund*	9/29/00	7.24	-25.77	-5.78	--	--	-46.70	-11.28
Diversified Income Fund*	4/6/98	3.05	48.10	8.17	72.38	5.60	100.51	5.82
Equity Income Fund*	5/1/03	5.43	--	--	--	--	43.10	14.38
The George Putnam Fund of Boston*	4/30/98	3.91	20.64	3.82	--	--	36.55	4.15
Global Asset Allocation Fund*	4/30/98	6.97	13.86	2.63	89.47	6.60	320.47	8.35
Global Equity Fund	4/30/98	8.78	-12.89	-2.72	74.46	5.72	180.15	6.80
Growth and Income Fund	4/6/98	5.23	12.94	2.46	115.20	7.97	546.58	10.98
Growth Opportunities Fund*	2/1/00	4.11	-37.59	-9.00	--	--	-51.38	-11.48
Health Sciences Fund*	4/30/98	13.20	-8.23	-1.70	--	--	33.97	3.89
High Yield Fund*	4/30/98	3.10	48.39	8.21	73.87	5.69	291.36	7.91
Income Fund*	4/30/98	2.36	29.22	5.26	63.54	5.04	233.08	6.95
International Equity Fund*	4/30/98	12.20	9.52	1.83	--	--	117.73	9.04
International Growth and Income Fund*	4/6/98	14.10	29.95	5.38	--	--	117.10	9.00
International New Opportunities Fund*	4/30/98	18.36	10.09	1.94	--	--	57.65	5.19
Investors Fund*	4/30/98	8.81	-10.77	-2.25	--	--	9.97	1.25
Mid Cap Value Fund*	5/1/03	12.44	--	--	--	--	67.23	21.27
Money Market Fund*	4/30/98	2.53	8.94	1.73	40.29	3.44	116.38	4.40
New Opportunities Fund	4/30/98	10.00	-21.99	-4.84	63.72	5.05	156.09	8.40
New Value Fund	4/30/98	5.89	41.19	7.14	--	--	115.83	8.93
OTC & Emerging Growth Fund*	4/30/98	7.86	-41.52	-10.18	--	--	-34.71	-5.41
Research Fund*	9/30/98	4.92	-10.69	-2.24	--	--	33.23	4.04
Small Cap Value Fund	4/30/99	7.03	95.18	14.31	--	--	151.07	14.81
Utilities Growth and Income Fund*	4/30/98	8.58	-2.77	-0.56	90.90	6.68	181.12	7.86
Vista Fund	4/30/98	12.15	-18.26	-3.95	--	--	75.88	6.48
Voyager Fund	4/30/98	5.69	-20.96	-4.59	84.46	6.31	562.71	11.13
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Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

The performance of the class IB shares at net asset value for each fund represents the total return of the share classes, and excludes charges which are added to the variable annuity contracts to determine total return at unit value.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

*For a portion of the period, this fund limited expenses, without which returns would have been lower.

Putnam VT American Government Income Fund

INVESTMENT OBJECTIVE
High current income with preservation of capital as a secondary objective

PORTFOLIO
U.S. Treasury securities, government agency and private
mortgage-backed securities

NET ASSET VALUE	December 31, 2005
Class IA	$11.50
Class IB	$11.46

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader. Rob Bloemker and Daniel Choquette are the Portfolio Members. During the year ended December 31, 2005, Daniel Choquette joined the team as a Portfolio Manager. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Throughout 2005, the U.S. economy remained relatively strong. Bond markets showed surprising resilience, despite continued increases in the federal funds rate by the Federal Reserve Board (the Fed), and inflationary pressures. For the 12 months ended December 31, 2005, the fund’s class IA shares delivered modestly positive results for the period, reporting a total return of 1.65% at net asset value.

The Fed continued to raise short-term interest rates in small, gradual increments throughout the year in its efforts to slow economic growth and restrain inflation. Longer-term rates, however, confounded most analysts when they fell, closing within half a percentage point of short-term rates by year-end. The management team believes there are two reasons why long-term rates remained stubbornly low. There is strong demand for U.S. government bonds from Asia, particularly China and Tai-wan, to keep the Chinese yuan pegged to the U.S. dollar. (This maintains low prices for Chinese exports within the U.S.) The second reason is the declining health of defined benefit pension plans. For years, plans relied on high long-term interest rates, so the current lower rates haven’t allowed pension plans to earn enough interest to fund their liabilities. Now, corporations are hedging their pension obligations by buying long-term instruments in large quantities, exerting strong downward pressure on intermediate- and long-term interest rates.

The fund’s management team structures the portfolio to reflect its view of the direction of interest rates. In addition, they analyze the shape of the yield curve and strive to position the portfolio to benefit from expected shifts in the curve. Other strategic decisions involve sector allocation -- assessing the relative attractiveness of intermediate and longer-term Treasuries, agency securities, and mortgage-backed securities (MBSs), as well as positioning the fund to take advantage of what the team considers to be the best relative values. Similar decisions are made within the fund’s mortgage-backed securities holdings.

For example, during much of the year the team favored Fannie Maes (certificates issued by the Federal National Mortgage Association) over Ginnie Maes and Freddie Macs (issued by the Government National Mortgage Association and Federal Home Loan Mortgage Association, respectively).

During 2006, the management team expects to continue its emphasis on mortgage-backed securities (MBSs) over Treasuries and agency securities, believing select mortgage-backed securities still offer value. Among major issuers, they continue to favor Fannie Mae over Ginnie Mae and Freddie Mac. The team maintains a preference for longer-maturity instruments, whose higher yields support their prices while enhancing fund income, and for more seasoned securities, as they have less exposure to prepayment risk. As always, the team will strive to preserve capital while seeking opportunities for greater income.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The use of derivatives involves special risks and may result in losses. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Capital Appreciation Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2005
Class IA	$9.38
Class IB	$9.30

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core and U.S. Small-and Mid-Cap Core teams. James Wiess is the Portfolio Leader. Richard Cervone, Joseph Joseph, and James Yu are the Portfolio Members. During the year ended December 31, 2005, Portfolio Leader Joshua Brooks took on other responsibilities at Putnam and James Wiess was named Portfolio Leader. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the year ended December 31, 2005, stocks gained ground overall, despite investor reactions to concerns such as rising interest rates and soaring energy prices. Putnam VT Capital Appreciation Fund’s blend investment style -- which is not bound by either a growth or value orientation -- allowed it to capitalize on some positive trends as the economy continued to expand, job creation improved, and corporate profits solidified. For the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 8.18% at net asset value.

On several occasions during the year, the U.S. financial markets became somewhat choppy. Among the factors causing market jitters were surging oil prices and the devastation on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. In October, the major markets declined further as investors reacted to concerns about inflation and slowing economic growth. Stocks rallied powerfully at year-end, however, partly in response to somewhat lower energy prices and strong earnings news.

The fund’s management team takes a bottom-up approach to stock selection, seeking out companies it believes are mispriced by the market -- in other words, companies that could be worth more than their current stock prices indicate. Since it is not focused on either growth or value-style stocks, the fund has the flexibility to invest in a wide range of companies and industries. One of the top performers for the year was the world’s second-largest office-supply chain Office Depot, particularly after the announcement of a new CEO, which led solid improvement in earnings and margins. Management sold this position before year-end to lock in profits. Another top contributor was Apple Computer, maker of Macintosh computers and the extremely popular iPod digital music player. High energy prices drove oil and natural gas company Amerada Hess to announce a substantial rise in profits in October. However, some holdings hurt performance, including Fannie Mae. The mortgage financ-ing company was selected for the fund because the team believed it had been overly punished by the market following regulatory investigations of its accounting practices. However, as these issues continued during the period, the team’s view of the business and future value of the company began to change. As a result, they sold Fannie Mae from the portfolio, replacing it with Freddie Mac, another mortgage-financing company. Another detractor was Avon Products, which needs to resolve a number of longer-term issues in several overseas markets. The team eliminated this position before year-end.

As 2006 began, rising interest rates, high energy costs, and slower consumer spending continued to weigh on the financials markets. These concerns were offset by good news, including relatively low inflation and the healthy pace of corporate profitability growth. Whatever course the market takes, the fund’s management team will maintain its focus on fundamental stock research, analysis, and solid performance over the long term.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Capital Opportunities Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management’s perception of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2005
Class IA	$15.87
Class IB	$15.79

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Tinh Bui, John Ferry, and Gerald Moore are the Portfolio Members. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

2005 was a period of solid performance for the stock market overall, with many sectors posting gains. However, investors were often distracted by rising interest rates and soaring energy prices even as positive trends of economic expansion, improving job creation, and solid corporate profits offset these worries. While growth- and value-oriented stocks both performed well over the period, growth stocks ended the year with slightly larger gains. The fund’s returns reflect the market’s strength, with holdings in energy, basic materials, and capital goods among the top contributors. For the 12 months ended December 31, 2005, the fund’s class IA shares returned 10.41% at net asset value.

Throughout the period, the fund’s management team adhered to its disciplined strategy of targeting companies with sound business models and steadily growing cash flows. The team continued to seek out stocks that it believes the market may not be valuing correctly. In selecting these holdings, management evaluates factors including the company’s future earnings-growth potential, its ability to generate cash over the long term, and its competitive position.

As always, management sought to diversify holdings among a variety of business sectors. During 2005, the team found numerous opportunities among energy companies, particularly those with high reserves. Rising prices for oil and gas catapulted energy stocks to the top of the equity market over the period, and individual fund holdings generated even higher returns than the sector overall. Vintage Petroleum, an oil exploration and production company, and Denbury Resources, an oil and natural gas production firm, were two of the fund’s top performers. The Denbury Resources position was sold before the end of the period to lock in profits.

Among capital goods holdings, construction and transportation equipment manufacturer Terex Corporation stood out, while in basic materials, metals processor Reliance Steel capitalized on improved operational efficiency and strong sales among aerospace companies to turn in superior returns. The consumer cyclicals sector produced the fund’s top contributor for the period, however, as human resources outsourcing company Administaff benefited from the continuing trend of companies to cut costs by outsourcing centralized functions like human resources.

Amid the fund’s generally positive returns, there were some portfolio holdings that disappointed. The stock of footwear and apparel maker Timberland declined during the period, as did that of petrochemicals company Georgia Gulf Corporation, rent-to-own retailer Rent-A-Center, and financial company R & G Financial.

At the close of the period, concerns about rising interest rates, high energy costs, and slowing consumer spending continued to weigh on the financial markets. On the positive side, inflation remained relatively tame and corporate profits continued to grow. While management considers the impact of these macroeconomic trends, fundamental research and analysis and a view toward long-term performance potential will continue to guide stock selection for the portfolio.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Discovery Growth Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer above-average growth potential

NET ASSET VALUE	December 31, 2005
Class IA	$5.40
Class IB	$5.33

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader. Robert Ginsberg and Raymond Haddad are the Portfolio Members. During the year ended December 31, 2005, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market posted positive, though muted performance over the past 12 months. While many sectors concluded the year with gains, energy was the clear leader. Dominance in market capitalization and investment style shifted rapidly throughout the year, but in the end, value-oriented stocks bested growth-oriented issues and small-capitalization stocks tallied higher returns than their large-cap brethren. With its diversified portfolio and disciplined stock selection process, the fund was well positioned for this environment of lackluster returns and market volatility. Fund performance reflects this; its class IA shares returned 7.57% at net asset value for the 12 months ended December 31, 2005.

Investors had mixed signals to consider in 2005. On one hand, the economy continued to expand, corporate profits moved higher, and job creation improved. At the same time, the market’s progress was challenged by steadily rising interest rates, soaring energy prices, hurricanes ravaging the Gulf Coast, and geopolitical instability in many parts of the world. In the end, the positives outweighed the negatives, and stock prices rose.

In pursuing long-term capital appreciation, this fund invests in companies of all sizes across a range of industries. The management team typically allocates approximately 30% of the fund’s portfolio to large-cap stocks and 70% to small- and mid-cap stocks. This period was no exception. Holdings in a number of different sectors contributed to performance over the period. In health-care, management successfully focused on rapidly growing companies with intellectual property protections that significantly decreased competition for their products. Biotechnology company Celgene was a top performer over the period. Its stock rose on news of several favorable Federal Drug Administration (FDA) trials of its cancer drugs and the team sold the position to lock in gains. Among financials, insurance company W.R. Berkley Corporation provided strong returns because it was able to raise rates along with other insurance firms following hurricanes Rita and Katrina but did not have much exposure to damage claims from the storms. Chicago Mercantile Exchange, which has a monopoly on the trading and settlement of financial futures contracts, was another exceptional performer, delivering superior returns based on burgeoning demand for their services. Other top fund performers included coal producer CONSOL Energy, Apple Computer, and United Defense Industries. (The Chicago Mercantile Exchange and United Defense positions were sold before the end of the period.)

Disappointments during the year included Ameristar Casinos, whose Mississippi properties suffered extensive damage from hurricane Katrina, Par Pharmaceuticals, a generic drug manufacturer that had several drugs that did not work as hoped, Dell Computer, and federal mortgage originator Fannie Mae. The team sold off the Par Pharmaceuticals and Fannie Mae positions before the end of the period.

Looking ahead to 2006, management believes the stage is set for solid equity performance; the economy appears likely to continue its growth, corporate balance sheets have remained strong, and analysts expect the Federal Reserve Board to soon conclude its interest-rate tightening cycle.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Diversified Income Fund

INVESTMENT OBJECTIVE
As high a level of current income as management believes consistent with preservation of capital

PORTFOLIO
The fund invests in three sectors of the bond market -- investment-grade, high-yield, and non-U.S. fixed-income securities.

NET ASSET VALUE	December 31, 2005
Class IA	$8.86
Class IB	$8.76

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scan-lon, and David Waldman are the Portfolio Members. During the year ended December 31, 2005, Portfolio Member Stephen Peacher left the fund’s management team and Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon joined as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

2005 was a volatile year for fixed-income markets, but generally favorable overall, as long-term interest rates remained historically low for most of the year. Putnam VT Diversified Income Fund benefited from its multiple sources of income, despite the fact that the portfolio had less exposure to the top-performing emerging markets sector than many of its peers. For the 12 months ended December 31, 2005, the fund’s class IA shares posted a total return of 3.28% at net asset value.

During the past 12 months, the U.S. economy continued growing at a moderate pace, with low inflation. The Federal Reserve Board (the Fed) repeatedly raised short-term interest rates to gradually remove the extra stimulus it had applied earlier to support a faltering economy. Recently, however, some cautionary signs have emerged including indications that record-high energy prices have begun to affect the price of goods and services and that support for stable long-term interest rates may be waning.

Management pursued a three-pronged strategy over the period. First, the team reduced the portfolio’s level of credit risk. (Credit risk is the risk that a bond issuer will default and fail to pay interest and repay principal in a timely manner.) The team reduced the fund’s emerging markets weighting, which hurt relative returns, although an emphasis on bonds from Mexico, Russia, and Brazil was beneficial. Management also increased the average credit quality of the fund’s high-yield holdings by selling lower-quality bonds and purchasing bonds with higher ratings. High-yield holdings from the energy sector performed particularly well during the period. The team also sought to reduce the portfolio’s sensitivity to interest-rate changes by shortening its duration. This strategy helped performance during the 12-month period. Finally, the fund continued to emphasize securitized bonds, or structured securities, which performed well as interest rates fluctuated over the period. These securities currently offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, which provides management with the flexibility to shift to other fixed-income securities as interest rates rise. European government bonds outperformed U.S. Treasuries and also contributed to performance during 2005.

As the Fed nears the end of its interest-rate tightening cycle and Europe and Japan begin to raise their short-term rates, foreign government bonds have been appearing more attractive. The team expects to increase the fund’s focus on these bonds and believes they can contribute substantially to fund performance in the year ahead.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Equity Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily stocks of mature, mid- and large-sized companies that pay regular dividends

NET ASSET VALUE	December 31, 2005
Class IA	$13.96
Class IB	$13.89

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. Bartlett Geer is the Portfolio Leader. Kevin Cronin and Jeanne Mockard are the Portfolio Members. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Although the U.S. economy was strong during 2005, at several points the financial markets pulled back as investors responded first to the Federal Reserve Board’s (the Fed) continual raising of short-term interest rates in small, gradual increments throughout the year, and then to soaring energy prices. Putnam VT Equity Income Fund delivered positive results for the 12 months ended December 31, 2005, with its class IA shares returning 5.71% at net asset value.

There are recent indications that the year’s rising interest rates and record-high energy prices have begun affecting the demand for goods and services. Whatever the direction the market takes in 2006, it will not change the way the fund is managed. Although top-down macroeconomics and sector analysis are considered, management takes a bottom-up approach to stock selection in managing the portfolio. They seek companies they believe are mispriced by the market -- companies that are worth more than their current stock prices appear to indicate. The fund has the flexibility to invest in a wide range of companies and industries.

The portfolio’s top performer for 2005 was the world’s second-largest office-supply chain, Office Depot. Another key contributor was energy company Unocal Corp, which merged with Chevron Corporation in August. High energy prices drove another strong fund performer, oil and natural gas company Amerada Hess to announce a substantial rise in profits in Octo-ber. Top detractors from performance included home improvement and building products manufacturer, Masco Corp., which suffered due to the slowdown in housing. Masco remains in the portfolio as the team sees value in the holding. Another key detractor was automotive interior manufacturer, Lear Corporation, which was hurt by GM’s loss of market share. The management team eliminated this position, deciding the company needs to resolve a number of longer-term issues. Mortgage finance company Fannie Mae also detracted when it was hurt by regulatory investigations of its accounting practices. However, management feels the stock has been overly punished by the market and continues to hold it in the portfolio.

Going forward, the team’s analysis continues to indicate the most attractive values should be found in large-cap stocks. Management also believes the Fed will continue raising short-term interest rates, that energy prices will stall, and the growth of the U.S. economy will decelerate while still remaining in positive territory. The recent trend of more frequent dividend increases and dividend initiations should continue in 2006. In spite of this, dividend yields continue to be low by historical standards. Near-term, the team expects to maintain the fund’s defensive position, to reduce exposure to banks, and be cautious with regard to the housing and auto industries.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT The George Putnam Fund of Boston

INVESTMENT OBJECTIVE
Balanced investment producing both capital growth and current income

PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed bonds

NET ASSET VALUE	December 31, 2005
Class IA	$11.83
Class IB	$11.76

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader. Michael Abata, Kevin Cronin, Jeffrey Knight, and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2005, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Information reflects the fund’s equity holdings and cash. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifi-cations of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Stock and bond markets were somewhat volatile during the past 12 months; however, both finished the year in positive territory. Stock returns outpaced those of bonds, with value leading growth, lower-yielding stocks outperforming higher-yielding issues, and sector leadership undeniably belonging to energy. Among bonds, corporate issues provided higher returns than government agency and Treasury bonds, although the difference in yields narrowed over the period. With its balanced portfolio of value-oriented stocks and fixed-income securities, the fund was well positioned for the period’s turbulent environment. For the 12 months ended December 31, 2005, the fund’s class IA shares delivered a total return of 4.22% at net asset value.

Investors navigated choppy waters over the period, weighing positive signals of economic expansion, improving job creation, and growing corporate profits against concerns about rising interest rates and soaring energy prices. The blended portfolio of stocks and bonds in this fund was able to benefit from this type of environment, as 2005’s returns illustrate. The team actively manages all holdings, as well as the allocation between stocks and bonds. Typically, that allocation stands at 40% bonds and 60% equities, but since rising interest rates usually dampen bond returns, management kept the bond allocation to 35% for most of the year.

With the large-cap, higher dividend-yielding stocks favored by this fund somewhat out of favor, stock selection was the key to the successful performance over the period. The fund garnered returns from diverse sources, with holdings in energy, finan-cials, technology, and consumer cyclicals all providing strength. Top performers included oil exploration and production companies Amerada Hess and Marathon Oil, technology firm Hewlett Packard, consumer cyclical Office Depot, and insurance company Ace Limited. Detractors for the period included conglomerate Tyco, building products company Masco, and federal government mortgage reseller Fannie Mae.

Steadily rising interest rates led management to position the bond portfolio somewhat conservatively, keeping duration (a measure of sensitivity to interest-rate changes) relatively short throughout the year. Believing that investors were not being paid to take the higher risks associated with corporate bonds, management kept this allocation smaller, instead favoring commercial mortgage-backed securities, asset-backed securities, and U.S. Treasury bonds.

Management believes that U.S. corporations are in better financial shape than they have been in many years, and analysts expect that corporate rather than consumer spending may fuel economic growth in coming months. The team has worked to position the fund’s stock portfolio to benefit from such a development, and will continue to seek out opportunities to capitalize on yield differences that arise between different fixed-income sectors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Global Asset Allocation Fund

INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital

PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments

NET ASSET VALUE	December 31, 2005
Class IA	$15.03
Class IB	$15.06

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are the Portfolio Members. During the year ended December 31, 2005, Bruce MacDonald left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Global markets advanced during 2005, beginning on high notes of optimism, moving through inflation concerns, and ending with across-the-board gains. Both the U.S. and international equity markets posted strong returns, although international markets outpaced the U.S. by a considerable margin. Putnam VT Global Asset Allocation Fund achieved success in its geographic selections, asset class and sector choices, and duration strategies. The fund delivered impressive results for the 12 months ended December 31, 2005, with its class IA shares returning 7.20% at net asset value.

Strong corporate earnings and stable economic indicators bolstered U.S. equity markets. Investors generally felt the market was on track and by the beginning of 2005, equity markets were still posting gains. However, during the later half of the year their confi-dence was tested by soaring oil prices, the wake of a disastrous hurricane season and ongoing interest-rate increases. European markets generally reported strong gains as corporate earnings benefited from cost cutting and mergers and acquisitions. Even Japan’s economy showed signs of life, potentially indicating a reversal of more than a decade of economic stagnation.

The management team’s decision to favor international over U.S. stocks (relative to the benchmark index) contributed to performance, as did a focus on emerging markets. Among sectors, overweighting energy and underweighting financials also helped.

Among the greatest contributions to performance in 2005 was Southern Copper Corp, which benefited, along with many basic materials companies, from increasing demand for raw materials by China and other developing countries. Energy was the top-performing sector of the U.S. market for the year, and within the fund’s portfolio, oil company Sunoco Inc. made a significant contribution to performance. In telecommunication services, the shift from value to growth meant a pick-up in business spending, which, in addition to its attractive valuations, made cell phone leader Motorola another key contributor. Despite the fund’s strong performance, several holdings detracted from performance including chemical and plastics manufacturer Georgia Gulf and Cal-Main, the largest producer of eggs in the U.S., which declined, most likely in response to the public’s health fears regarding fat and cholesterol and was subsequently sold.

Management anticipates that 2006 will likely represent a return to a low-growth environment. The team believes U.S. bond returns will remain in the single digits, although returns appear likely to be higher overseas. In the team’s opinion, the year is likely to be defined by the tension between robust and resilient profitability and the cumulative effect of the Federal Reserve Board’s interest-rate increases. Given this scenario, the team will continue its efforts to position the fund with a balanced portfolio of stocks and bonds to pursue attractive returns while managing the portfolio’s risk exposure.

The fund can invest in international investments which involve risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Global Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
An internationally diversified common stock portfolio of mainly large and midsize companies

NET ASSET VALUE	December 31, 2005
Class IA	$11.14
Class IB	$11.05

MANAGEMENT TEAM

The fund is managed by the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader. Mark Bogar, David Gerber and Bradford Greenleaf are the Portfolio Members. During the year ended December 31, 2005, Portfolio Member Joshua Brooks left the fund’s management team and Bradford Greenleaf joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Country allocations are based on country of risk. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Global stock markets advanced moderately during the past 12 months, with international markets generally faring better than those in the United States. Although the broad U.S. market generated positive returns for the year, domestic stocks fell signifi-cantly in October, when inflation fears spiked along with energy prices following substantial hurricane damage along the Gulf of Mexico. European markets advanced as corporate earnings strengthened, while Japan and other Asian markets grew vigorously in the second half of the year. Emerging markets also fin-ished the year strongly after recovering from an October sell-off. Successful stock selection in energy, health-care, and consumer staples overcame slight difficulties in currency strategy and for the 12 months ended December 31, 2005, the fund’s class IA shares returned 9.09% at net asset value.

Throughout the period, the fund’s management team continued to seek attractively priced stocks of larger capitalization, high quality companies in a diverse array of global markets and business sectors. Many of the team’s decisions were influenced by an expectation of gradually slowing global economic growth. Accordingly, the fund kept smaller positions in basic materials and consumer cyclicals stocks, which tend to underperform when economies slow, and a larger position in the energy sector where demand was robust and supplies tight. In terms of markets, management increased Japanese holdings as that country’s business conditions improved.

Over the past year, stock selections had the greatest impact on performance in the consumer staples area. Top contributors included Altria of the United States, owner of Kraft Foods and Philip Morris, and Japan Tobacco. The energy sector was by far the leader in 2005, although it cooled during the final months of the year. In addition to a large stake in Exxon Mobil, the portfolio had large positions in Canadian Natural Resources of Canada and U.S.-based Valero Energy, Marathon Oil, and Pride International. Health-care holdings were the fund’s second strongest contributors, including pharmaceutical company Roche Holding of Switzerland, along with Swiss dental implant makers Nobel Biocare and Straumann. Emerging markets holdings also performed well, including Petroleo Brasileiro of Brazil.

Despite the fund’s overall strength, certain holdings posted disappointing returns. In the financials sector, Fannie Mae and Royal Bank of Scotland were notable detractors and in consumer cyclicals, NVR Homebuilding declined. Underweight positions in Japan’s domestic financial sector and in the U.S. consumer cyclicals sector also dampened fund performance as these areas posted superior returns during the period.

In the months ahead, management will stay focused on stock selection with an eye toward finding companies capable of generating healthy cash flow and above-average growth. With global interest rates rising and economic growth poised to decelerate moderately, these companies should be well positioned.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily common stocks of mature, financially strong, dividend-paying very large companies across an array of industries

NET ASSET VALUE	December 31, 2005
Class IA	$26.51
Class IB	$26.35

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. Hugh Mullin is the Portfolio Leader. David King, Joshua Brooks, and Christopher Miller are the Portfolio Members. During the year ended December 31, 2005, Portfolio Member Joshua Brooks joined your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Stocks faced mixed blessings in 2005, with rising short term interest rates and inflationary pressures creating headwinds and robust corporate earnings and steady economic growth providing support. The market advanced overall, and as companies looked for new ways to invest their capital to spur growth and enhance shareholder value, merger and acquisition activity rose, as did dividend payouts and share repurchase programs. The fund provided solid returns, with holdings in energy, health-care, consumer cyclicals, and capital goods performing well. For the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 5.50% at net asset value.

As always, the management team focused on maintaining a well-diversified portfolio of undervalued large-cap stocks that they believed offered both attractive dividend income and the potential for long-term capital appreciation. Throughout the year, the team emphasized holdings it believed could offer the greatest potential returns while reducing the number of holdings in the portfolio so that each position could have a more meaningful impact on overall returns. In fact, management has found numerous investment opportunities among undervalued “blue chip” companies and thus has been able to upgrade the portfolio’s overall quality while seeking to enhance its long-term performance potential.

Holdings in numerous sectors contributed positively over the past 12 months. Energy holdings led returns, with oil exploration and production companies Amerada Hess and Marathon Oil the top contributors over the period. Health-care holdings also delivered superior returns, including health maintenance organization Cigna and mail order prescription drug provider Express Scripts, which management sold when it reached its target price by the end of the period. Among consumer cyclical holdings, retail stocks Office Depot and Best Buy stand out.

Management took profits and sold Best Buy by period’s end, since the stock had appreciated significantly and no longer appeared undervalued. Aerospace firm Boeing was a strong performer among capital goods holdings, and although technology stock performance was mixed over the period, Hewlett-Packard turned in strong returns for the fund. (This position was sold before the end of the period to lock in gains.)

Some of the fund’s top 2004 performers cooled off in 2005, but management still believes that fundamentals position these stocks well for long-term performance. For example, conglomerate Tyco and building products company Masco performed well in 2004 but fell off this year. Among financial holdings, Freddie Mac and Fannie Mae continued to wrestle with accounting difficulties, dampening their performance over the period.

With moderate economic growth, the lessening of inflationary fears, and the Federal Reserve Board apparently nearing the end of its interest-rate tightening cycle, the team believes that the environment for equities is relatively favorable for 2006. While risks including high energy prices and political uncertainties remain, as of year-end, the positives appeared to outweigh the negatives.

Putnam VT Growth Opportunities Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential

NET ASSET VALUE	December 31, 2005
Class IA	$4.88
Class IB	$4.83

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth Team. Kelly Morgan and Robert Ginsberg are the Portfolio Leaders. Saba Malak is the Portfolio Member. During the year ended December 31, 2005, Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the management team, Kelly Morgan and Robert Ginsberg joined the team as Portfolio Leaders, and Saba Malak joined as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During 2005, stocks gained ground overall, despite several market pullbacks as investors responded to the Federal Reserve Board’s (the Fed’s) interest-rate increases and to soaring energy prices. Although its focus on larger-cap stocks worked against it in this environment, Putnam VT Growth Opportunities Fund reported positive results for the 12 months ended December 31, 2005. The fund’s class IA shares returned 4.34% at net asset value.

In March 2005, a new management team assumed responsibility for the fund. They realigned the portfolio’s sector weightings, reducing the exposure to the largest stocks (mega-caps), while maintaining its overall large-cap emphasis. These moves proved beneficial as performance improved over the course of the year. There are recent indications that rising interest rates and record-high energy prices have begun affecting the prices of goods and services. However, the direction markets take in 2006 will not change the way the fund is managed. Although top-down macroeconomic, market, and sector analysis are considered, the management team takes a bottom-up approach to stock selection, seeking companies they believe are mispriced by the market -- companies that are worth more than their current stock prices appear to indicate.

Health-care stocks were among the leading contributors to performance, with top performers including HMO UnitedHealth Group, which gained 43% for the year. Other health care stocks included generic drug manufacturer Amgen, and mail-order pharmacy service Express Scripts, which more than doubled in value over the course of the year. Consumer staples moved higher but were more than offset by weakness in consumer cyclicals, resulting in a slightly negative impact on the portfolio. Technology, one of the largest allocations in the portfolio, generally detracted from results, particularly communications equipment manufacturer Cisco and software developer Oracle. Cisco was impacted by anemic capital spending, which we believe will turn higher in 2006. Oracle was impacted by its acquisition of PeopleSoft, which we believe will add value in the long term.

Energy was the top-performing sector of the U.S. market for the year, with the fund’s energy holdings gaining more than 40%. Although the fund held several strong energy stocks, including integrated oil company Amerada Hess, Apache, Marathon Oil and Valero, all strong performers, it did not fully benefit from the sector’s strength due to an underweight position in the largest energy stock, Exxon Mobil.

As 2006 begins, we believe the outlook for stocks is compelling. Value has outperformed growth for the past five years, and the management teams’ research shows the market to be 15 to 20% undervalued as growth stocks are compared to value stocks. Growth stocks tend to do well when the economy is slow and steady and rates are gently rising. Management has positioned the portfolio for a growing economic environment in 2006, with a focus on consumer cyclicals (consumer services (internet stocks) and retail) and health care (services, medical technology, biotech, and pharmaceuticals) stocks.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Putnam VT Health Sciences Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of companies in the health sciences industries

NET ASSET VALUE	December 31, 2005
Class IA	$13.35
Class IB	$13.27

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders. During the year ended December 31, 2005, Sheba Alexander and Kelsey Chen joined the management team as Portfolio Leaders. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Equities finished 2005 with positive performance, although the market was volatile. Continued economic expansion, solid corporate profit growth, and improving job creation statistics provided a positive backdrop. Investors were distracted at several points, however, by concerns including rising interest rates, soaring energy prices, and natural disasters. Strong stock selection in biotechnology, pharmaceuticals, health-care distributors, and medical equipment in the fund’s portfolio helped the fund’s class IA shares tally a total return of 13.50% at net asset value for the 12 months ended December 31, 2005.

In 2005’s environment of rising interest rates and concerns about inflation, many investors favored health sciences stocks, which are considered more defensive because their performance is relatively independent of changes in economic growth. In addition, spending on health care continues to rise, and the federal government’s new Medicare prescription drug benefit for seniors has been a boon for at least two health sciences subsectors: pharmacy benefit managers and health maintenance organizations. In fact, the health sciences sector was one of the strongest-performing areas of the market for the year, with virtually all industries showing gains. Managed-care stocks led the way, followed by health-care suppliers, biotechnology companies, and health-care services providers.

This fund’s portfolio enjoyed strong performance from a diverse base of holdings. In terms of subsectors, biotechnology holdings provided the highest returns. Solid fundamentals and positive earnings surprises led holdings Amgen, Genentech, and Amylin Pharmaceuticals to superior performance over the period. Among large-cap pharmaceuticals companies, which continue to comprise a large proportion of the health-care equity universe, Roche Holdings delivered superior returns, based on positive trial data from its new cancer treatment drug Avastin and substantial demand for its avian flu treatment Tamiflu. Health-care equipment maker St. Jude’s Medical introduced a new implantable cardiac defibrillator and was able to capitalize on a competitor’s difficulties to increase its share in this fast-growing market. Health-care distributor Amerisouce Bergen was another key contributor to returns over the period. Like many of its competitors, this company has changed its business model to one where profits no longer depend on increasing prices for the drugs it distributes. As a result, the company’s revenue stream is now much more stable.

Amid the fund’s positive results, some holdings did provide disappointing returns and in some cases, the fund missed opportunities. Managed-care stocks had a very strong showing in 2005, and while the fund enjoyed superior performance from Coventry Healthcare, it did not own some of this area’s top performers. Among hospitals, Health Management Associates performed poorly, as did pharmaceutical company Johnson & Johnson and biotechnology firm Biogen Idec.

Going forward, management retains a positive outlook and continues to see investment opportunities in generic drugs, biotechnology, medical devices, health-care distributors, and hospitals.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Putnam VT High Yield Fund

INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income

PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade

NET ASSET VALUE	December 31, 2005
Class IA	$7.68
Class IB	$7.62

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed Income High Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher, Geoffrey Kelly, and Robert Salvin are the Portfolio Members. During the year ended December 31, 2005, Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thom-sen left the management team, Paul Scanlon was named Portfolio Leader, and Norman Boucher, Geoffrey Kelly, and Robert Salvin joined the team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

High-yield bonds encountered some headwinds over the past 12 months; however, several factors helped keep them in positive territory through the end of 2005. These included consistently solid business fundamentals and steady consolidation activity. Beneficial security selection, modest exposure to emerging-market bonds, and underweighting or avoiding weak performers buoyed performance over the period. For the 12 months ended December 31, 2005, Putnam VT High Yield Fund’s class IA shares tallied a total return of 3.47% at net asset value.

The fund’s management team continued to upgrade the portfolio’s credit quality during the period. This shift was based on management’s belief that the Fed’s continued tightening of short-term interest rates would begin to curtail economic growth. The team also felt that since the yield advantages offered by high-yield bonds over Treasury bonds with comparable maturities remained quite narrow, high-yield bond investors were not being compensated enough for the added risk these bonds carry.

The team kept the portfolio’s stake in the energy sector relatively high, emphasizing small and mid-sized exploration and production companies that management considered positioned to profit from higher oil and gas prices. El Paso Corporation and Williams Companies were two exploration, production, and pipeline companies that produced superior returns. Other positive performers included broadcasting company Paxson Communications, which rose on news that it was closer to resolving some of its strategic issues with owners and joint venture partners. Rural Cellular delivered solid returns based on growth in its wireless business. Pet food manufacturer Doane Pet Care made a substantial positive contribution to performance. This smaller, lower-rated company was acquired and its bond and preferred stock obligations were redeemed, resulting in significant capital appreciation for the fund.

On the downside, declines from cable TV operator Charter Communications and diagnostic imaging company MedQuest dampened performance. Charter declined along with most of its industry as cable TV producers faced increasing competition from satellite and telephone companies for their packaged services. MedQuest faced some accounting irregularities, but the firm had largely addressed these difficulties by the period’s end. For the most part, the fund avoided the automotive industry, although it did have a position in auto part supplier Delco Remy for part of the period, which detracted from returns.

In coming months, management expects to follow a relatively defensive approach, particularly regarding credit quality, as the team believes this is the most prudent strategy in the current environment.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Income Fund

INVESTMENT OBJECTIVE
High current income consistent with what Putnam Management believes to be prudent risk

PORTFOLIO
Investment-grade and high-yield bonds, and U.S. government securities

NET ASSET VALUE	December 31, 2005
Class IA	$12.69
Class IB	$12.61

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader. Rob Bloemker, Kevin Mur-phy, and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2005, Kevin Murphy and Raman Srivastava joined the management team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Throughout 2005, the domestic bond market transitioned from a supportive low/declining-interest-rate, low-inflation environment to an investment landscape characterized by rising interest rates amid signs of potentially higher inflation. Putnam VT Income Fund’s performance benefited from a defensive duration and yield curve positioning strategy, as well as management’s emphasis on securitized bonds at the expense of underperforming investment-grade corporate bonds. For the 12 months ended December 31, 2005, the fund’s class IA shares reported a total return of 2.60% at net asset value.

Although the U.S. economy was strong during 2005, the Federal Reserve Board (Fed) continued raising short-term interest rates in small, gradual increments throughout the year in its effort to slow economic growth and restrain inflation. There have also been indications that recent record-high energy prices have begun affecting the prices of goods and services. More credit-sensitive issues, such as high-yield corporate bonds and emerging market debt, benefited from improving economies and rising corporate earnings. The investment-grade corporate sector suffered from downgrades in the corporate debt ratings of both Ford and General Motors, spurred by declining profits and rising pension and benefits expenses. Ratings on both companies’ debt are now below investment grade.

Anticipating rising interest rates, the management team shortened the portfolio’s duration -- a measure of interest-rate sensitivity --to help preserve the value of the fund’s holdings. (Bond prices move in the opposite direction of interest rates.) The fund also benefited from a yield-curve strategy that took advantage of a flattening curve, i.e., a smaller difference in yield between short-term and long-term bonds of comparable quality. They further reduced exposure to investment-grade corporate debt and continued avoiding emerging-market debt. The underweighting of investment-grade corporate debt relative to the benchmark helped relative performance, while underweighting emerging market debt modestly hurt results. The team also added high-quality bonds in the securitized bond sector of the portfolio. Within the agency segment, more complex securities such as collateralized mortgage obligations (CMOs) were favored.

During 2006, the management team believes solid economic growth will continue fueling short-term interest rates. They expect the Fed to continue raising rates even beyond the market’s current expectations and believe there is increased risk that long-term interest rates could rise at some point. Going forward, the team continues to focus on the agency segment, underweighting corporate bonds in favor of opportunities in the securitized universe, such as CMOs. The team also intends to maintain a shorter-duration, high-quality portfolio to keep the fund defensively positioned against possible increases in interest rates and potential underperformance of corporate bonds, while continuing to pursue opportunities for higher levels of income.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT International Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of mainly large and midsize international companies

NET ASSET VALUE	December 31, 2005
Class IA	$16.36
Class IB	$16.26

MANAGEMENT TEAM

The fund is managed by the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders. Mark Pollard is the Portfolio Member. During the year ended December 31, 2005, Portfolio Members Stephen Oler and George Stairs left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Country allocations are based on country of risk. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International markets significantly outperformed U.S. stocks over the past 12 months, despite the strength of the U.S. dollar against other currencies. In Europe, stocks advanced as corporate earnings benefited from cost cutting, restructuring, and mergers and acquisitions. Although Japanese markets were relatively weak in the first half of the year, they rebounded sharply in the second half to close the year ahead of other developed markets. Conditions in other Asian markets were also vigorous. Emerging markets finished the year with a flourish after an October sell-off. While the team’s stock selection was generally successful, the fund’s heavy weighting in communication services and energy and modest exposure to basic materials damp ened returns. For the 12 months ended December 31, 2005, Putnam VT International Equity Fund’s class IA shares returned 12.46% at net asset value.

In selecting stocks, management utilizes a combination of fundamental and quantitative tools. Quantitative methods let the team scan thousands of stocks in global markets to find attractive companies. With fundamental tools, the team can evaluate stocks individually to confirm or revise the picture that quantitative models have produced.

Individual stock selection boosted performance in most sectors except technology and consumer cyclicals. In technology, Sam-sung of South Korea was one bright spot. Among consumer cyclicals, poor stock selection in autos, retail, and broadcasting hampered returns. Communication services was one of the portfolio’s weakest-performing sectors in 2005; management focused on smaller telecommunications companies in a position to be acquired, but the sector declined as many of the leading companies in the sector were seen as likely bidders rather than targets. Dutch wireless and wireline service provider KPN contributed positively to returns, while France Telecom was one of the fund’s poorest performers. Energy stock prices declined as oil prices fell in the wake of damage from hurricane Katrina. In this sector, the team was able to steer the portfolio away from weaker stocks while benefiting from the strength of companies such as Petroleo Brasileiro, Repsol, Royal Dutch Shell, Canadian Natural Resources, and coal producer China Shenhua Energy.

Country weightings had mixed results. Modest exposure to the United Kingdom helped as this market lagged. In Japan, the fund took some profits but retained large positions in solidly performing holdings such as Japan Tobacco, Mizuho Financial, Toyota, and East Japan Railway. The team’s emphasis on emerging markets, including Brazil, China, and South Korea, also boosted returns. In Europe, the fund added German finan-cial and chemical company stocks, and retains a large position in French equities.

With international growth expected to moderate in 2006 and Japan, China, and emerging markets positioned for particular strength, bottom-up stock selection is likely to remain a key driver of fund performance as management seeks opportunities in companies that it believes are most likely to succeed in this environment.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT International Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.

PORTFOLIO
Primarily common stocks of companies located outside the United
States and believed by management to be undervalued

NET ASSET VALUE	December 31, 2005
Class IA	$15.35
Class IB	$15.28

MANAGEMENT TEAM

The fund is managed by the Putnam International Value Team. Pamela Holding is the Portfolio Leader. Darren Jaroch is the Portfolio Member. During the year ended December 31, 2005, Portfolio Members George Stairs and Frederick Copper left the fund’s management team and Darren Jaroch joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Country allocations are based on country of risk. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International equities posted solid performance over the past 12 months, outpacing returns from U.S. stocks despite the strength of the dollar against foreign currencies. Superior stock selection in communication services, energy, and emerging markets stocks, along with a reduction in basic materials holdings and a shift to more specialty commodity stocks, all contributed to Put-nam VT International Growth and Income Fund’s performance. For the 12 months ended December 31, 2005, its class IA shares returned 14.33% at net asset value.

Asian markets generated the highest gains of the year, with Japan the leader as it rebounded sharply from early-year stagnation to end 2005 with dramatic gains. Korean equities tallied the region’s second-highest returns, but conditions in other Asian markets were also vigorous. European stocks advanced on strengthening corporate earnings. Many emerging markets also posted large gains following an October sell-off.

Among industry sectors, energy was the year’s clear leader. Record-high prices for oil fueled soaring stock returns, even though prices cooled a bit toward the end of the period. The fund maintained an overweight position in energy stocks and this boosted performance. Longtime holding Petroleo Brasileiro, a Brazilian integrated oil company, was a strong contributor. The fund continued to add to this position throughout the year and at the end of December, the company announced significant new oil finds.

Elsewhere among emerging markets, Korean holdings performed quite well and helped to offset the negative effect of the fund’s underweight position in high-flying Japanese equities. In fact, the team added to the portfolio’s Korean position throughout the year. Industrial Bank of Korea was a top performer. As the Korean economy shook off its doldrums, the small and midsized businesses that form this bank’s customer base began to grow, as did the bank’s lending business.

Communication services holdings performed exceptionally well over the period. The industry was rife with merger and acquisition speculation, and the fund owned several takeover candidates. Large Danish holding Teledanmark (TDC) was acquired and that acquisition boosted performance among other potential targets, including holdings KPN and Hellenic Telecom. (TDC was sold before the end of the period.) The fund did not own many of the large companies that were considered potential purchasers, and this was a big positive for performance.

As with any diversified portfolio, there were disappointments. Poor performance from financial holdings in the United Kingdom detracted from returns, as did the fund’s lack of Japanese financials, which showed considerable strength. Returns from French automaker Renault declined, as did those of Brazilian chemical company Braskem.

Going forward, management remains optimistic about the potential for international growth. The team will continue to use disciplined qualitative and quantitative methods as it seeks to identify the most attractively valued stocks in each market.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT International New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of companies located outside the
United States believed to have strong growth potential

NET ASSET VALUE	December 31, 2005
Class IA	$14.73
Class IB	$14.66

MANAGEMENT TEAM

The fund is managed by the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden is the Portfolio Member. During the year ended December 31, 2005, Portfolio Member Peter Hadden left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Country allocations are based on country of risk. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International stock markets had a very strong year in 2005. In fact, all international regions outperformed the U.S., with Europe experiencing steady strong performance throughout the year while Japan reported strength in the second half of 2005. Putnam VT International New Opportunities Fund delivered positive results for the 12 months ended December 31, 2005, with its class IA shares returning 18.64% at net asset value.

In a year burdened by dramatically higher oil costs and higher interest rates, the economies of both Europe and Pacific Asia demonstrated resilience at the national level and new efficiencies at the corporate level. In Europe, traditional manufacturers found new markets and lower-cost manufacturing venues in emerging markets like China, India and Eastern Europe. In Pacific Asia, China’s torrid growth continued to drive infrastructure spending on raw materials and capital goods. Japan, the second largest economy in the world, finally emerged from its three-year slump into an economy of 2.0% GDP growth and mild inflation. All these developments helped fuel international stock markets.

The fund benefited from an overweight position in several major Japanese financial companies, which strengthened with the recovering Japanese economy and profited from the anticipation of higher interest rates. The fund also benefited from holding basic materials companies such as Antofagasta, an international copper producer operating in Chile but incorporated in the United Kingdom, as well as BPB PLC and Aggregate Industries, PLC., two construction goods companies based in the United Kingdom that enjoyed the fruits of the global infrastructure spending. Both BPB and Aggregate Industries were sold before the end of the period.

Throughout 2005, holdings from the energy sector contributed to performance. During the first six months, the fund found strong stocks in marine transportation through oil and natural gas tanker service and construction companies that surged on the back of the rapid rise in the price of oil. Management maintained substantial exposure to the sub-sector of North American natural gas through its long-term holdings in Cana-dian Natural Resources and Encana, both of which were sold before the end of the period. The team continues to favor spe-cific segments of the energy sector such as drilling services and natural gas, with a neutral exposure to traditional commodity-based oil companies.

After a year of strong international economic expansion, the management team continues to emphasize high-quality companies with profitability-focused business models in expectation of a modest cooling in the growth rate from the U.S., still the engine for global consumer spending. With U.S. consumption becoming more moderate, management expects to focus more on local development in the international markets, on the recovery of consumer spending in Europe and Japan, and on the continued infrastructure spending in the Far East.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Investors Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth

PORTFOLIO
Primarily common stocks of large U.S. companies

NET ASSET VALUE	December 31, 2005
Class IA	$10.81
Class IB	$10.76

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core Team. James Wiess is the Portfolio Leader. Richard Cervone and James Yu are the Portfolio Members. During the year ended December 31, 2005, Portfolio Member Joshua Brooks assumed other responsibilities at Putnam and left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During 2005, stocks generally followed a seesaw pattern, rallying and retreating several times before ending the year with fairly healthy gains. In a year of solid overall returns for U.S. large-cap stocks, Putnam VT Investors Fund benefited from growth opportunities in a variety of sectors and successful stock selection by the fund’s management team. For the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 9.03% at net asset value.

For most of 2005, businesses reported strong revenue growth, improving balance sheets, ample free cash flows, and growth in productivity. Despite high energy prices, aggregate spending strengthened and labor-market conditions showed gradual improvement. Core inflation remained modest. The Federal Reserve Board (the Fed) continued to raise short-term interest rates throughout the year. Long-term rates remained relatively steady until the last quarter, when they began to climb. Encouraged by low borrowing costs, consumers continued to take on more debt and corporate earnings continued to grow. Despite this fundamental support for equities, the U.S. financial markets were volatile at times as investors grew concerned about the rising costs of energy, the upward pressure on interest rates, and weakness in the real estate market.

The portfolio’s top performer for 2005 was Apple Computer, maker of Macintosh computers and the popular iPod digital music player. Another top contributor was pharmacy-benefits manager Express Scripts, which prospered from efforts by employers to curb their soaring health-care costs. Marathon Oil, a major U.S. oil refining and exploration company, bene-fited from improved industry margins as stretched capacity was made even tighter by damage to refineries from hurricanes Katrina and Rita. The management team sees prospects for increasing profits in Marathon’s core business of producing distillates such as gasoline and heating oil. Some holdings detracted from performance, including Avon Products, which needs to resolve several longer-term issues in overseas markets. The team eliminated this position before year-end. Computer-maker Dell delivered two sets of disappointing quarterly results, and its stock suffered as a result. However, its low-capital, high-cash-flow business still appeals to management, and the fund retains a position in Dell.

As 2006 began, rising interest rates and high energy costs continue to weigh on the financial markets. However, management believes that its focus on attractively valued, large-capitalization stocks and maintaining a broadly diversified portfolio retains the potential to deliver superior performance in a variety of market environments.

Putnam VT Mid Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income

PORTFOLIO
Primarily stocks of midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2005
Class IA	$16.23
Class IB	$16.16

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are the Portfolio Leaders. During the year ended December 31, 2005, portfolio Member Fred Copper left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Despite volatility throughout the year, the stock market concluded 2005 on a positive note. While energy stocks dominated performance for the first six months and finished the year with the highest returns, a wide spectrum of sectors tallied gains in the second half. Continued economic expansion, improving job creation, and growing corporate profits offset investor concerns about rising interest rates, high energy prices, and the potential of these two factors to dampen consumer spending. The fund’s performance reflects strong stock selection in technology and energy, along with some disappointments from select holdings. For the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 12.71% at net asset value.

Although top-down macroeconomic, market, and sector analysis is a key consideration in the fund’s investment process, it is secondary to management’s bottom-up stock-picking focus. The team targets mid-cap stocks with attractive valuations in a variety of sectors. During the recent period, the energy sector was the top contributor to the fund’s relative returns. Management overweighted energy relative to the benchmark (Russell Midcap Value Index), and successful stock selection within the sector further boosted performance. Long-term positions in three companies made particularly strong contributions. National Oilwell Varco manufactures and distributes equipment used by oil and gas drillers. EOG Resources is a leading independent oil and natural gas exploration and production company with reserves around the globe. Newfield Exploration is an exploration and production company with both on- and offshore production facilities.

Selected health-care holdings also made a strong contribution to performance over the period. One such holding that proved rewarding was Omnicare, a pharmaceutical and clinical research company that manages pharmacies at long-term care facilities. Drug distributor Amerisource was another good performer for the fund. Two generic drug company holdings dampened returns over the period. Par Pharmaceuticals had a new drug slated for release that had to be cancelled, while other of its drugs came under extreme pricing pressure. Andrx experienced regulatory issues around its manufacturing process, and management sold the stock by the end of the period.

In technology, three holdings stand out. MEMC Electronics makes wafers for the semiconductor manufacturers, Logitech makes computer peripherals, and Jabil is a contract manufacturer of components for larger computer manufacturers. Unfortunately, a few fund holdings did not perform well. These included chemicals company Chemtura Corporation and national drugstore chain Rite Aid, both of which the market punished severely for missing quarterly earnings estimates. Despite the poor performance of both detractors, fund management chose to keep them in the portfolio. Chemtura was kept because fund management believes that its management team may, over time, be able to implement price increases, increase margins and reduce debt. Rite Aid was held because management believes the new Medicare prescription drug benefit will increase store traffic. Management also thinks the stock is inexpensive relative to its peers.

In light of market forecasts for more moderate economic growth ahead, management is positioning the fund with a broad base of holdings in a variety of industries in order to maximize its exposure to growth opportunities while seeking to spread risk.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Money Market Fund

INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

PORTFOLIO
High-quality short-term fixed-income securities

NET ASSET VALUE	December 31, 2005
Class IA	$1.00
Class IB	$1.00

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader. Jonathan Topper is the Portfolio Member. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Economic growth remained relatively strong during the past 12 months. Consequently, the Federal Reserve Board (the Fed) continued increasing the federal funds rate in its efforts to restrain inflation. Yields across the entire spectrum of money market securities rose as a result. By shifting the fund’s focus from fixed-rate to floating-rate money market securities early in the year, management was able to take greater advantage of these higher yields. Putnam VT Money Market Fund’s performance benefited, and for the 12 months ended December 31, 2005, its class IA shares delivered a total return of 2.79% at net asset value.

In December, the Fed implemented its 13th increase in the federal funds rate since June 2004. Typically, the Fed raises these short-term interest rates in an attempt to reduce rising inflationary pressures generated by an overheating economy, a condition that may cause long-term rates to rise. According to the Fed, however, these increases have not been intended to forestall any major inflationary threat or to cool economic overheating. Instead, the Fed is gradually removing the extra stimulus it applied to support the economy in its recessionary, post-bubble phase.

Barring any disruptive events, management expects the Fed to continue increasing short-term interest rates until they reach a level that the Fed believes is neutral for growth. In this environment, the team has maintained the fund’s exposure to floating-rate money market instruments and has sought opportunities in the commercial paper market. Floating-rate notes allow the fund to capture higher yields since these securities are tied to market indexes that reset on a periodic basis. During the period, management purchased commercial paper primarily in the 90-day maturity range. Asset-backed commercial paper holdings Amstel Funding Corporation and Klio II Funding Corporation are examples of this strategy. The team also used foreign holdings to add valuable diversity to the portfolio. Bank of Ireland is an example of a new holding in this category.

The rise in short-term interest rates has made cash increasingly competitive with other investments. It has also renewed investor interest in money market funds, whose assets have been growing consistently over the period. With management’s expectation that moderate economic growth and gradual Fed tightening will continue through early 2006, investment decisions in 2006 are likely to focus on strategies to keep the portfolio responsive to rising rates.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.

Putnam VT New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Common stocks of companies in market sectors that management believes have strong long-term growth potential

NET ASSET VALUE	December 31, 2005
Class IA	$18.74
Class IB	$18.46

MANAGEMENT TEAM

The fund is managed by the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney is the Portfolio Leader. Brian DeChristopher and Richard Weed are the Portfolio Members. During the year ended December 31, 2005, Portfolio Leader Paul Marrkand left the management team and Brian DeChristopher joined as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

In 2005, the U.S. economy continued to advance, encouraging the stock market to weather inflation fears, and ending the year with across-the-board gains. In this environment, Putnam VT New Opportunities Fund was able to use its flexible investment strategy to full advantage. For the 12 months ended December 31, 2005, the fund’s class IA shares returned 10.32% at net asset value.

The management team seeks to invest in a limited number of stocks in order to better focus its research and analysis on what it considers the most attractive opportunities in the growth-stock universe. Specifically, the team looks for high-quality growth companies at favorable valuations. The stock-selection process is based on three fundamental criteria: quality of the company, near-term growth prospects and a valuation forecast that meets specific parameters. The ability to rotate between these criteria gives the fund the advantage of potentially favorable market positioning whether the market is rewarding one, two or all three of these factors.

Among the greatest contributions to performance in 2005 was internet search provider Google, which profited substantially from its increasing market dominance. In the basic materials sector, copper producer Phelps Dodge Corporation also helped fund performance. The management team was first attracted to this company because of its superior financial position; the company later benefited from rising copper prices. Apple Computer, maker of the Macintosh computer, the popular iPod music player, and vendor of iTunes online music, was also among the portfolio’s top contributors. Apple had outstanding results for 2005, closing the year in a strong financial position after revitalizing older products and bringing innovative new products to market. The portfolio’s limited exposure to semiconductor producer Intel detracted from performance. In early 2005, management’s quality criteria led to its sale of the fund’s Intel position, but the company continued to successfully innovate throughout the year and the fund did not benefit from its gains. Moderate exposure to Pfizer also detracted from results; the team focused on other prospects in the health-care sector believed to have stronger potential and the fund did not fully participate in Pfizer’s solid results for the year. Luxury homebuilder Toll Brothers declined in value, suffering from fears of decelerating growth in the slowing housing market. The stock remained in the fund at year-end as the team believes it still offers an attractive valuation, quality, and potential for growth.

Looking forward, management expects the U.S. economy to continue its steady progress in 2006, and believes the most attractive short-term values may be found in large-cap stocks. Over the longer term, however, they anticipate that small-caps will likely outperform. Although value stocks have outperformed growth for the past five years, the team’s research indicates this trend may reverse itself in 2006. Whatever the market environment, management believes the fund’s focus on blended growth, quality, and valuation has given it flexibility and prepared it to perform well in 2006.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT New Value Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of large and midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2005
Class IA	$17.25
Class IB	$17.14

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. David King is the Portfolio Leader. Michael Abata is the Portfolio Member. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The equity market ended 2005 on a positive footing after a volatile year of rotating leadership between growth and value stocks and between small-capitalization and large-cap stocks. In the end, value-oriented stocks retained their lead over growth-oriented issues, and small-cap returns continued to outpace those of large- and mid-cap equities. Many sectors posted gains, although energy was the clear frontrunner. The fund’s returns reflect the fund’s diverse sector positioning and focus on stocks of undervalued, midsize and large companies. For the 12 months ended December 31, 2005, its class IA shares posted a total return of 6.13% at net asset value.

Amid supportive trends of continued economic expansion, improving job creation, and solid corporate profits, investors also grappled with concerns about steadily rising interest rates and soaring energy prices. High energy prices fueled higher prices for energy stocks, which dominated market returns for the first half of 2005. With its widely diversified portfolio, the fund did not benefit fully from the run-up in energy stocks, although holdings Amerada Hess and Marathon Oil posted strong returns. During the second half of the year, energy relinquished some of its dominance and other sectors began to register significant gains. In this environment, the strength of the fund’s diversified strategy became more apparent.

The fund’s top performer for the period was aerospace manufacturer Boeing, which benefited from growing order rates, particularly among foreign airlines. Other major contributors included Altria Group, which owns Kraft Foods and Philip Morris, technology companies Hewlett Packard, Motorola, insurance companies Ace Limited and Chubb, Norfolk Southern Railroad, King Pharmaceuticals, and Office Depot (Motorola and King Pharmaceuticals were sold before the end of the year). Holdings that dampened returns tended to cluster in manufacturing and basic industrials -- businesses that consume energy and could not pass on higher raw materials costs to their customers. Detractors for the period included conglomerate Tyco and building products company Masco. A large position in federal government mortgage reseller Fannie Mae also proved disappointing. Management sold this position entirely by period’s end and redeployed assets into federal mortgage agency Freddie Mac, which is much further along in resolving its accounting difficulties and whose stock has begun to perform well.

Toward the end of the year, management began reducing positions in several stocks, including Boeing and Office Depot, that they believed had reached their target prices. The team redeployed profits into attractively priced stocks in a number of sectors, including basic industrials companies du Pont and Rohm and Haas, insurance companies AIG and St. Paul Travelers, and pharmaceutical giant Pfizer. In general, the team believes larger-cap stocks currently offer more opportunity than small-or mid-cap stocks. Management is also finding attractive values among traditional growth industries like technology and believes that these investments may provide some of the fund’s strongest performance in the months ahead.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Putnam VT OTC & Emerging Growth Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks primarily of small and mid-sized emerging growth companies. It may include stocks traded in the over-the-counter market (OTC) and stocks of emerging growth companies listed on securities exchanges.

NET ASSET VALUE	December 31, 2005
Class IA	$6.55
Class IB	$6.45

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader. Raymond Haddad is the Portfolio Member. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

2005 was a period of solid though somewhat unremarkable performance for the stock market, with positive returns spread across many sectors. A number of favorable trends prevailed, including continued economic expansion, improving job creation, and robust corporate earnings. Investors were distracted at several points, however, by challenges such as steadily rising interest rates, soaring energy prices, hurricanes ravaging the Gulf Coast, and geopolitical instability in many parts of the world. In an environment of modest market returns, the fund’s returns kept pace, with its class IA shares tallying a total return of 8.26% at net asset value for the 12 months ended December 31, 2005.

The fund seeks capital appreciation by holding a well-diversi-fied portfolio of aggressive growth stocks from small and mid-size companies whose earnings management expects to grow rapidly. Although management certainly considers top-down macroeconomic, market, and sector trends as part of the investment process, the team’s stock-picking expertise is the primary focus. In an environment of relatively modest stock market returns and shifting leadership among small- and large-cap issues, growth-oriented and value-oriented stocks, this expertise was critical to performance.

Holdings in health care, financials, and energy contributed most to returns over the past 12 months. As a sector, health care delivered strong performance, but the fund’s holdings provided higher returns than the sector overall, due to careful stock selection and a focus on rapidly growing companies with intellectual property protections that significantly decrease competition for their products. Biotechnology company Celgene was a top performer over the period. After its stock rose on news of several favorable Federal Drug Administration (FDA) trials of its cancer drugs, management took profits on the position. Energy was the market’s leading sector for the year. Coal producer CONSOL Energy delivered superior returns as high oil prices drove many utility companies to satisfy their fuel needs with less expensive coal instead. Among financials, insurance company W.R. Berkley Corporation provided strong returns because it was able to raise rates following hurricanes Rita and Katrina but did not have a lot of exposure to damage claims from the storms.

Some holdings provided disappointing returns. These included Ameristar Casinos, whose Louisiana properties suffered extensive damage from hurricane Katrina, Par Pharmaceuticals, a generic drug manufacturer that had several drugs that simply did not work as hoped, and Asset Acceptance Capital Corporation, a firm that buys receivables from credit card companies and attempts to collect some portion of delinquent payments. The company’s collections fell short significantly of their goals. Management sold Par and Asset Acceptance by the end of the period.

With the economy still growing, corporate balance sheets strong, and many analysts expecting the end of the Federal Reserve Board’s interest-rate tightening cycle to come soon, the team believes that solid equity performance may be likely in the months ahead.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Research Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large, U.S.-based companies

NET ASSET VALUE	December 31, 2005
Class IA	$11.91
Class IB	$11.84

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research Team. Joshua Brooks and Kelly Morgan are the Portfolio Leaders. Mark Bogar, John Coffey, and Brook Dane are the Portfolio Members. During the year ended December 31, 2005, Joshua Brooks and Kelly Morgan became the Portfolio Leaders of the management team and Mark Bogar, John Coffey, and Brook Dane joined the team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Despite volatility throughout the year, 2005 was a period of solid performance for the stock market overall, with many sectors posting gains. Although investors were distracted at several points by issues including rising interest rates and soaring energy prices, positive trends of economic expansion, improving job creation, and solid corporate profits helped offset these worries. While growth- and value-oriented stocks both performed well over the period, growth stocks ended the year with slightly larger gains. Small-cap issues also bested their large-cap counterparts. Since Putnam VT Research Fund does not make sector bets, stock selection remains the key to performance. This year’s selections were generally successful, and for the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 5.26% at net asset value.

The greatest contributions to performance in 2005 came from holdings in health care and energy. In health care, biotechnology holdings were the primary drivers of returns as this industry sector continues to provide higher growth than large-cap pharmaceuticals with lower competitive risk. Leading contributors included Amgen, which has popular anti-anemia drugs and a promising pipeline of new drugs; Biogen, which makes a top-selling cancer drug; and MedImmune, Inc., which markets a nasal flu vaccine and a drug to prevent respiratory syncytial virus (RSV), a major cause of pneumonia in infants. Large-cap pharmaceuticals companies Abbott Laboratories and Allergan also contributed to returns as the team sold both positions and realized gains. In energy, oil and gas exploration and production companies topped returns, including Amerada Hess, ExxonMobil, and Marathon Oil, and Burlington Resources (ExxonMobil and Burlington Resources were sold before the end of the year.).

However, some fund holdings posted disappointing short-term returns. A major detractor from performance was travel and real estate conglomerate Cendant, which missed third-quarter earnings and projected lower earnings for the coming year. Elsewhere in the commercial services sector, for-profit education company Apollo Group also posted disappointing returns and management sold the position by the period’s end. In information technology, computer manufacturer Dell, printer maker Lexmark (sold before year-end), and communications equipment manufacturer Cisco, disappointed, but semiconductor firm Freescale Semiconductor helped offset some of these losses. Financials holdings were also weak; particularly the fund’s positions in mortgage originators Countrywide Financial, Fannie Mae, and Freddie Mac. The consumer sectors provided mixed returns, with Altria Group notable among several contributors to returns, and cosmetics companies Avon and Estee Lauder detracting. Both cosmetics positions were sold before the end of the year.

In coming months, management will continue to use fundamental and quantitative analysis to identify the most promising stocks in each business sector. As 2006 began, the team was adding holdings in basic materials, consumer staples and cyclicals, financials, semiconductors, and select health-care stocks, while trimming positions in aerospace, cable television, credit card companies, and computers.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Small Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of small-capitalization companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2005
Class IA	$23.11
Class IB	$22.93

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader. Eric Harthun is the Portfolio Member. During the year ended December 31, 2005, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

After a volatile year, the U.S. equity market ended 2005 on a positive note. Although market leadership shifted between value and growth stocks throughout the year, at year-end value-oriented stocks retained their lead over growth-oriented issues, and small-cap returns outpaced those of large- and mid-cap equities. Putnam VT Small Cap Value Fund’s returns reflect these trends as well as its research-driven investment style and successful stock selection. For the 12 months ended December 31, 2005, the fund’s class IA shares posted a total return of 7.30% at net asset value.

Although investors benefited from continuing economic expansion, improving job creation, and solid corporate profits, they also were concerned with steadily rising interest rates and soaring energy prices. During 2005, many larger companies found they were carrying extra cash on their balance sheets. This sparked a trend of smaller-company purchases and a wave of mergers and acquisitions, many of which proved beneficial to the fund. While mindful of current market trends, the management team is primarily committed to selecting high-quality, undervalued stocks considered to have improving fundamentals. Small-cap stocks are often under-researched, overlooked, and inefficiently priced. As value investors, the management team looks for companies with sustainable revenues, healthy balance sheets, and strong cash flow. They use bottom-up analysis to identify stocks they believe are inexpensive and have a catalyst for positive change.

Favorable stock selection across a range of sectors contributed to strong returns during 2005. The portfolio’s top performer was aerospace manufacturer AAR Corporation, whose earnings were boosted by favorable business conditions and several successful strategic initiatives. Other contributors included Vintage Petroleum Inc., which benefited greatly from commodity price increases during the year. The team took profits on this position before the end of the year. In health care, a favorable revenue mix, including strong U.S. generic drug sales, drove generic pharmaceutical specialty company Alpharma’s strong results. In technology, Neoware Systems, Inc., the leader in “thin client” server-centered computing products, saw heavy consumer demand.

Detractors for 2005 included Movie Gallery Inc., which suffered from an adverse trend at the box office that hurt DVD movie rentals and a recent acquisition that added significant leverage to their balance sheet. The team believes Movie Gallery can overcome this difficult period and return to more normalized profitability, so the stock remains in the portfolio. Another detractor was Handleman Company, a retail distributor of pre-recorded music (i.e., CDs). This industry is undergoing major shifts, largely due to the rising popularity of Web sites offering downloadable music. Management believes Handleman Company is doing a good job of constraining costs and because the stock is relatively cheap, the team retained this position as well. Moving into 2006, diversification and bottom-up stock selection will remain the cornerstones of the fund’s strategy. While leadership may shift from small-capitalization stocks to mid- and larger-caps, and this could well create buying opportunities for the fund, management will continue to rely on fundamental research to identify stocks believed to offer the best combination of value, quality, and long-term potential for appreciation.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Utilities Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Common stocks and bonds issued by utility companies

NET ASSET VALUE	December 31, 2005
Class IA	$14.47
Class IB	$14.41

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research and Putnam Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Kevin Murphy and Masroor Siddiqui are the Portfolio Members. During the year ended December 31, 2005, Michael Yogg, who has played a lead role in management of the fund since 2000 under various designations, was officially named Portfolio Leader and Kevin Murphy and Masroor Siddiqui joined the team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

2005 was a favorable environment for utilities stocks and bonds. In this period of soaring energy costs, electric utilities were particularly rewarded, especially those that use cheaper fuels --such as coal or nuclear energy -- to generate power. Putnam VT Utilities Growth and Income Fund benefited from this trend. For the 12 months ended December 31, 2005, the fund’s class IA shares provided a total return of 8.87% at net asset value.

Electric and gas utilities stocks continued their three-year rally, though they suffered a brief correction in October. The main reason for the strong performance was the value of low-cost power generation, as companies that utilized less-expensive fuels to produce electric power and sold into unregulated markets outpaced others dependent on gas. Also, utilities stocks have relatively predictable earnings and dividends, an attractive feature at a time when many investors have concerns about the economy and political uncertainties, particularly overseas.

Over the past year, management has not significantly changed the fund’s sector allocation, which is approximately 60% electric and gas equities, approximately 30% telecommunications equities, and approximately 10% in fixed income. Electric and gas stocks performed very well, but the team believe this reflects positive fundamental developments. The telecom industry faces problems globally but in the team’s opinion, pockets of opportunity exist and, given current valuations, the possibility shareholders could realize value through restructuring activity, such as mergers and acquisitions. As in the past, the fund’s bond holdings contributed to portfolio stability and yield.

In 2005, energy-related stocks made the largest positive contribution to performance. These included Edison International and Sierra Pacific Resources. Electric utility Exelon and gas utility Equitable Resources were also key contributors. Among telecom stocks, our performance benefited from overweight positions in Canadian cellular provider Telus Corporation, Hellenic Telecom (Greece), and TDC (Denmark, sold before year-end). With portions of its service territory devastated by Katrina, Entergy hurt performance, but by far the largest detractor to performance was our decision to underweight TXU, a position that has since been increased.

Interest rates and energy prices drove the performance of utilities stocks during 2005 and likely will continue to do so. Both are difficult to forecast because they reflect both economic and geopolitical influences. Management believes, however, that interest rates are more likely to rise than fall. Consequently, they have attempted to position the portfolio to protect the fund’s net asset value in a rising-rate environment. They continue to view telecommunications stocks outside the United States as attractively priced but will continue to underweight U.S. telecom companies. Merger and acquisition activity among telecom companies outside the U.S. has quickened of late and management believes that growth prospects in emerging-market countries should receive a boost as technology improves.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Vista Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of midsized companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2005
Class IA	$14.15
Class IB	$13.94

MANAGEMENT TEAM

The fund is managed by the Putnam Mid Cap Growth Team. Kevin Divney is the Portfolio Leader. Brian DeChristopher is the Portfolio Member. During the year ended December 31, 2005, Portfolio Leader Paul Marrkand left the fund’s management team and Brian DeChristopher joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

2005 was a year of solid growth for both the U.S. economy and the stock market with gains in many sectors. Business activity benefited from positive trends, including ongoing economic expansion, and strong corporate earnings. Thanks to the fund’s management team’s successful stock selection, Putnam VT Vista Fund delivered impressive results for the 12 months ended December 31, 2005, with its class IA shares returning 12.48% at net asset value.

The technology sector was one of the top contributors to performance, with the strongest results coming from Apple Computer, maker of the Macintosh computer and the popular iPod music player, and iTunes online music vendor. Apple had an excellent 2005, closing the year in a strong financial position after revitalizing older products and bringing innovative new products to market. Energy was the top-performing sector of the U.S. market for the year and also helped fund performance. North American oil exploration and production company Burlington Resources, added value both in its own right and when purchased by Conoco-Phillips, Inc. In consumer cyclicals, specialty retailer Claire’s Stores also boosted results. This chain of stores, which targets shoppers in their late teens to early 20s, opened new stores during 2005 and executed their business model very effectively.

Portfolio detractors for 2005 included luxury homes builder, Toll Brothers, which suffered due to investors’ fears of decelerating growth in the slowing housing market. The stock remained in the portfolio at year-end, as the team believes it still offers an attractive valuation, quality, and potential for growth. In retail, American Eagle Outfitters hurt performance, its growth slowing due to less visibility in earnings because of same-store-sales comparisons. Despite the recent underperformance, the holding remained in the portfolio at the close of the year, because management believes the stock still offers potential for substantial returns. Growing oil tanker supply and resulting lower shipping rates hurt Overseas Shipholding Group, whose business depends on transporting oil and distillate products in enormous double hull tankers. Management is maintaining the position, expecting the company’s strong position in refined products shipments will enable it to recover.

With the start of 2006, management believes companies may begin to spend more on capital expenditures, unemployment will likely remain low, the Federal Reserve Board may be nearing the end of its interest-rate increases, and transportation and capital goods are performing well, all of which is reflective of a fundamentally healthy economy. Small- capitalization stocks had been leading the market for an extended period, but mid-cap stocks edged ahead in 2005 and are still not too expensive relative to large-caps. Management believes the fund’s diversified portfolio and focus on blending growth, valuation, quality and both historic and forward-looking investment metrics has the potential to take advantage of a variety of market conditions.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam VT Voyager Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Stocks of large and midsize companies believed to have growth potential

NET ASSET VALUE	December 31, 2005
Class IA	$28.72
Class IB	$28.55

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth Team. Kelly Morgan and Robert Ginsberg are the Portfolio Leaders. Saba Malak is the Portfolio Member. During the year ended December 31, 2005, Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the management team, Kelly Mor-gan and Robert Ginsberg joined the team as Portfolio Leaders, and Saba Malak joined as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/05 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

U.S. economic growth was quite steady in 2005, providing a generally favorable environment for business activity. Stocks gained ground overall, despite several market pullbacks as investors responded to the Federal Reserve Board’s (the Fed) interest-rate increases and to soaring energy prices. Although its focus on larger-cap stocks worked against it in this environment, Putnam VT Voyager Fund reported positive results for the 12 months ended December 31, 2005. The fund’s class IA shares returned 5.94% at net asset value.

In February 2005, a new management team assumed responsibility for the fund. They realigned the portfolio’s sector weightings, reducing the exposure to the largest stocks (mega-caps), while maintaining its overall large-cap emphasis. These moves proved beneficial as performance improved significantly for the remainder of the year.

Health-care stocks were among the leading contributors to performance, with top performers including HMO UnitedHealth Group and mail-order pharmacy service Express Scripts, which more than doubled in value over the course of the year. Energy was the top-performing sector of the U.S. market for the year and also helped subaccount performance. The fund held several strong energy stocks, including Valero Energy, the leading independent oil refiner in the United States. Oil exploration and production oil companies Amerada Hess and Marathon Oil were also strong energy performers. In consumer cyclicals, retail made the greatest contribution, particularly specialty apparel retailers Coach, Abercrombie and Fitch, and Timberland, which was sold before year-end. In consumer services, the stock of Internet search provider Google doubled in price, helping performance as their management monetized their technological advantage and profited from their increasing market dominance.

Portfolio detractors included technology companies, one of the largest allocations in the portfolio, particularly communications equipment manufacturer Cisco and software developer Oracle. Valuations and the long-term outlook are favorable for both companies and they remain in the portfolio. Former Wall Street star Dell Computer had a difficult year, while a large position in Apple Computer, maker of the Macintosh computer and the popular iPod improved results. Management continues to hold their position as Dell has one of the best business models in the industry and is attractive on a long term valuation basis. Consumer staples also detracted as cosmetics manufacturer Avon moved lower after realizing lower-than-expected earnings from several overseas markets. The team eliminated the Avon position before year-end.

As 2006 begins, the team believes the outlook for stocks is compelling. Value has outperformed growth for the past five years, and the management team’s research work indicates that growth stocks are undervalued compared to value stocks. Growth tends to do well when the economy is slow and steady and rates are gently rising. The fund’s portfolio is positioned to benefit from this type of environment, which management believes will continue into 2006.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT American Government Income Fund -- since inception (2/1/00) (subsequent periods ended 12/31)

Putnam VT American Government Income Fund seeks high current income with preservation of capital as its secondary objective. The Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Putnam VT Capital Appreciation Fund --since inception (9/29/00)

(subsequent periods ended 12/31)

Putnam VT Capital Appreciation Fund seeks capital appreciation. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Putnam VT Capital Opportunities Fund -- since inception (5/1/03) (subsequent periods ended 12/31)

Putnam VT Capital Opportunities Fund seeks long-term growth of capital. The Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Putnam VT Discovery Growth Fund -- since inception (9/29/00)

(subsequent periods ended 12/31)

Putnam VT Discovery Growth Fund seeks long-term growth of capital. The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT Diversified Income Fund -- since 12/31/95

Putnam VT Diversified Income Fund seeks as high a level of current income that Putnam Management believes is consistent with preservation of capital. The Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Putnam VT Equity Income Fund seeks capital growth and current income. The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Putnam VT The George Putnam Fund of Boston -- since inception (4/30/98) (subsequent periods ended 12/31)

Putnam VT The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital gains and current income. The Standard & Poor’s 500/Barra Value Index is an unmanaged index of large-cap stocks chosen for their value orientation. The George Putnam VT Blended Index is an unmanaged index administered by Putnam VT Management, 60% of which is the Standard & Poor’s 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

Putnam VT Global Asset Allocation Fund -- since 12/31/95

Putnam VT Global Asset Allocation Fund seeks a high level of long-term total return consistent with preservation of capital. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. The Putnam Asset Allocation Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield Index. During the period, the Russell 3000 Index and the Putnam Asset Allocation Balanced Blended Benchmark replaced the Morgan Stanley Capital International (MSCI) World Index as the fund's benchmarks.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT Global Equity Fund -- since 12/31/95

Putnam VT Global Equity Fund seeks capital appreciation. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Putnam VT Growth and Income Fund -- since 12/31/95

Putnam VT Growth and Income Fund seeks capital growth and current income.The Standard & Poor’s 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Putnam VT Growth Opportunities Fund -- since inception (2/1/00) (subsequent periods ended 12/31)

Putnam VT Growth Opportunities Fund seeks capital appreciation.The S&P 500 Index is an unmanaged index of common stock performance. The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. During the period, the S&P 500 Index and the Russell 1000 Growth Index replaced the Russell Top 200 Growth Index as the fund's benchmarks because, in Putnam Management’s opinion, the securities tracked by these indexes more accurately reflect the types of securities generally held by the fund.

Putnam VT Health Sciences Fund -- since inception (4/30/98) (subsequent periods ended 12/31)

Putnam VT Health Sciences Fund seeks capital appreciation. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance. The Goldman Sachs Healthcare Index is an unmanaged index of common-stock performance within the health-care sector.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT High Yield Fund -- since 12/31/95

Putnam VT High Yield Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities. The JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. This index replaces the JP Morgan Global High Yield Index as the primary performance benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

Putnam VT Income Fund -- since 12/31/95

Putnam VT Income Fund seeks high current income consistent with what Putnam Management believes to be prudent. The Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Putnam VT International Equity Fund -- since inception (1/2/97) (subsequent periods ended 12/31)

Putnam VT International Equity Fund seeks capital appreciation. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam VT International Growth and Income Fund -- since inception (1/2/97) (subsequent periods ended 12/31)

Putnam VT International Growth and Income Fund seeks capital growth. Current income is a secondary objective. The S&P/Citigroup World Ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT International New Opportunities Fund -- since inception (1/2/97) (subsequent periods ended 12/31)

Putnam VT International New Opportunities Fund seeks long-term capital appreciation. The S&P/Citigroup World Ex-US Growth Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, chosen for their growth orientation.

Putnam VT Investors Fund -- since inception (4/30/98) (subsequent periods ended 12/31)

Putnam VT Investors Fund seeks long-term growth of capital and any increased income that results from this growth. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance.

Putnam VT Mid Cap Value Fund -- since inception (5/1/03) (subsequent periods ended 12/31)

Putnam VT Mid Cap Value Fund seeks capital appreciation and, as a secondary objective, current income. The Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

Putnam VT New Opportunities Fund -- since 12/31/95

Putnam VT New Opportunities Fund seeks long-term capital appreciation. The Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT New Value Fund -- since inception (1/2/97) (subsequent periods ended 12/31)

Putnam VT New Value Fund seeks long-term capital appreciation. The Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Putnam VT OTC & Emerging Growth Fund -- since inception (4/30/98) (subsequent periods ended 12/31)

Putnam VT OTC & Emerging Growth Fund seeks capital appreciation. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/midcap Russell 2500 Index chosen for their growth orientation.

Putnam VT Research Fund -- since inception (9/30/98) (subsequent periods ended 12/31)

Putnam VT Research Fund seeks capital appreciation. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance.

Putnam VT Small Cap Value Fund -- since inception (4/30/99) (subsequent periods ended 12/31)

Putnam VT Small Cap Value Fund seeks capital appreciation. The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value

Putnam VT Utilities Growth and Income Fund -- since 12/31/95

Putnam VT Utilities Growth and Income Fund seeks capital growth and current income. The Standard & Poor’s Utilities Index is an unmanaged index of common stocks issued by utility companies.

Putnam VT Vista Fund -- since inception (1/2/97) (subsequent periods ended 12/31)

Putnam VT Vista Fund seeks capital appreciation. The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Putnam VT Voyager Fund -- since 12/31/95

Putnam VT Voyager Fund seeks long-term capital appreciation. The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

Other Funds Managed by PVT Fund Management Team Members

Listed below are the Putnam Funds managed by the team members discussed in this report. The individuals listed may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

Name	Portfolio Leader	Portfolio Member

Michael Abata	Classic Equity Fund	VT New Value Fund
VT The George Putnam Fund of Boston
Sheba Alexander	VT Health Sciences Fund	None
Rob Bloemker	None	VT American Government Income Fund
VT Income Fund
VT Diversified Income Fund
Limited Duration Government Income Fund
U.S. Government Income Trust
Premier Income Trust
Master Intermediate Income Trust
Mark Bogar	None	VT Global Equity Fund
VT Research Fund
Norman Boucher	None	VT High Yield Fund
High Yield Advantage Fund
VT Research Fund
Joshua Brooks	VT Research Fund	VT Growth and Income Fund
Tinh Bui	None	VT Capital Opportunities Fund
Joshua Byrne	VT International Equity Fund	Europe Equity Fund
Richard Cervone	None	VT Capital Appreciation Fund
VT Investors Fund
Tax Smart Equity Fund®
Kelsey Chen	VT Health Sciences Fund	None
Daniel Choquette	None	VT American Government Income Fund
Limited Duration Government Income Fund
U.S. Government Income Trust
John Coffey	None	VT Research Fund
Kevin Cronin	VT American Government	VT Equity Income Fund
	VT Income Fund	VT The George Putnam Fund of Boston
Global Income Trust
Limited Duration Government Income Fund
U.S. Government Income Trust
Brook Dane	None	VT Research Fund
Simon Davis	VT International Equity Fund	None
Brian DeChristopher	None	VT Vista Fund
VT New Opportunities Fund
Stephen Dexter	VT International New Opportunities Fund	None
Kevin Divney	VT New Opportunities Fund	None
VT Vista Fund
Joanne Driscoll	VT Money Market Fund	None
Prime Money Market Fund
Tax Exempt Money Market Fund
John Ferry	None	VT Capital Opportunities Fund
International Capital Opportunities Fund
Bartlett Geer	VT Equity Income Fund	None
David Gerber	None	VT Global Equity Fund
Robert Ginsberg	VT Growth Opportunities Fund	VT Discovery Growth Fund
VT Voyager Fund
Bradford Greenleaf	None	VT Global Equity Fund

Name	Portfolio Leader	Portfolio Member

Raymond Haddad	None	VT Discovery Growth Fund
VT OTC & Emerging Growth Fund
Eric Harthun	None	VT Small Cap Value Fund
Pamela Holding	VT International Growth and Income Fund	None
Darren Jaroch	None	VT International Growth and Income Fund
Joseph Joseph	VT Capital Opportunities Fund	VT Capital Appreciation Fund
International Capital Opportunities Fund
Jeffrey Kaufman	None	VT Diversified Income Fund
Master Intermediate Income Trust
Premier Income Trust
Robert Kea	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
David King	VT New Value Fund	VT Growth and Income Fund
Convertible Income-Growth Trust
High Income Securities Fund
Jeffrey Knight	VT Global Asset Allocation Fund	VT The George Putnam Fund of Boston
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
D. William Kohli	VT Diversified Income Fund	Global Income Trust
Master Income Trust
Premier Income Trust
Shigeki Makino	VT Global Equity Fund	None
Saba Malak	VT Growth Opportunities Fund	VT Voyager Fund
Christopher Miller	None	VT Growth and Income Fund
Jeanne Mockard	VT The George Putnam Fund of Boston	VT Equity Income Fund
Kelly Morgan	VT Growth Opportunities Fund	None
VT Research Fund
VT Voyager Fund
Gerald Moore	None	VT Capital Opportunities Fund
Hugh Mullin	VT Growth and Income Fund	None
Kevin Murphy	None	VT Income Fund
VT Utilities Growth and Income Fund
James Polk	VT Mid Cap Value Fund	None
Mark Pollard	None	VT International Equity Fund
Europe Equity Fund
Robert Salvin	High Income Securities Fund	VT High Yield Fund
High Yield Advantage Fund
Managed High Yield Trust
Paul Scanlon	VT High Yield Fund	VT Diversified Income Fund
	Floating Rate Income Fund	Master Intermediate Income Trust
	High Yield Advantage Fund	Premier Income Trust
Managed High Yield Trust
Robert Schoen	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds

Name	Portfolio Leader	Portfolio Member

Denise Selden	None	VT International New Opportunities Fund
Edward Shadek	VT Mid Cap Value Fund	None
VT Small Cap Value Fund
Masroor Siddiqui	None	VT Utilities Growth and Income Fund
Raman Srivastava	None	VT The George Putnam Fund of Boston
VT Income Fund
Jonathan Topper	None	VT Money Market Fund
Prime Money Market Fund
Tax Exempt Money Market Fund
David Waldman	None	VT Diversified Income Fund
Master Intermediate Income Trust
Premier Income Trust
Richard Weed	VT Discovery Growth Fund	VT New Opportunities Fund
VT OTC & Emerging Growth Fund
Small Cap Growth Fund
James Wiess	VT Investors Fund	None
VT Capital Appreciation Fund
Tax Smart Equity Fund®
James Yu	None	VT Capital Appreciation Fund
VT Investors Fund
Tax Smart Equity Fund®
Michael Yogg	VT Utilities Growth and Income Fund	None

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2005, to December 31, 2005. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the right-hand side of the table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 12 MONTHS		FOR THE 12 MONTHS
	ENDED 12/31/05		ENDED 12/31/05
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class IA	Class IB	Class IA	Class IB
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
VT American Government Income Fund*
Expenses paid per $1,000	$3.17	$4.42	$3.21	$4.48
Ending value (after expenses)	$994.80	$993.90	$1,022.03	$1,020.77
Annualized expense ratio†	0.63%	0.88%	0.63%	0.88%
Lipper peer group avg. expense ratio‡	0.63%	0.88%	0.63%	0.88%
VT Capital Appreciation Fund*
Expenses paid per $1,000	$4.48	$5.78	$4.38	$5.65
Ending value (after expenses)	$1,067.10	$1,065.30	$1,020.87	$1,019.61
Annualized expense ratio†	0.86%	1.11%	0.86%	1.11%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
VT Capital Opportunities Fund*
Expenses paid per $1,000	$4.76	$6.08	$4.58	$5.85
Ending value (after expenses)	$1,098.30	$1,097.30	$1,020.67	$1,019.41
Annualized expense ratio†	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio‡	0.92%	1.17%	0.92%	1.17%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 12 MONTHS		FOR THE 12 MONTHS
	ENDED 12/31/05		ENDED 12/31/05
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class IA	Class IB	Class IA	Class IB
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
VT Discovery Growth Fund*
Expenses paid per $1,000	$4.51	$5.82	$4.38	$5.65
Ending value (after expenses)	$1,080.00	$1,079.00	$1,020.87	$1,019.61
Annualized expense ratio†	0.86%	1.11%	0.86%	1.11%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
VT Diversified Income Fund*
Expenses paid per $1,000	$3.95	$5.21	$3.97	$5.24
Ending value (after expenses)	$1,009.10	$1,008.10	$1,021.27	$1,020.01
Annualized expense ratio†	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio‡	0.80%	1.05%	0.80%	1.05%
VT Equity Income Fund*
Expenses paid per $1,000	$4.13	$5.42	$4.08	$5.35
Ending value (after expenses)	$1,049.60	$1,048.30	$1,021.17	$1,019.91
Annualized expense ratio†	0.80%	1.05%	0.80%	1.05%
Lipper peer group avg. expense ratio‡	0.83%	1.08%	0.83%	1.08%
VT The George Putnam Fund of Boston
Expenses paid per $1,000	$3.63	$4.90	$3.62	$4.89
Ending value (after expenses)	$1,028.70	$1,026.20	$1,021.63	$1,020.37
Annualized expense ratio†	0.71%	0.96%	0.71%	0.96%
Lipper peer group avg. expense ratio‡	0.78%	1.03%	0.78%	1.03%
VT Global Asset Allocation Fund
Expenses paid per $1,000	$4.60	$5.88	$4.53	$5.80
Ending value (after expenses)	$1,048.90	$1,048.00	$1,020.72	$1,019.46
Annualized expense ratio†	0.89%	1.14%	0.89%	1.14%
Lipper peer group avg. expense ratio‡	0.88%	1.13%	0.88%	1.13%
VT Global Equity Fund
Expenses paid per $1,000	$4.73	$6.04	$4.58	$5.85
Ending value (after expenses)	$1,086.80	$1,084.40	$1,020.67	$1,019.41
Annualized expense ratio†	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio‡	1.03%	1.28%	1.03%	1.28%
VT Growth and Income Fund
Expenses paid per $1,000	$2.74	$4.03	$2.70	$3.97
Ending value (after expenses)	$1,051.60	$1,050.20	$1,022.53	$1,021.27
Annualized expense ratio†	0.53%	0.78%	0.53%	0.78%
Lipper peer group avg. expense ratio‡	0.84%	1.09%	0.84%	1.09%
VT Growth Opportunities Fund*
Expenses paid per $1,000	$4.43	$5.73	$4.33	$5.60
Ending value (after expenses)	$1,067.80	$1,066.20	$1,020.92	$1,019.66
Annualized expense ratio†	0.85%	1.10%	0.85%	1.10%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
VT Health Sciences Fund
Expenses paid per $1,000	$4.16	$5.47	$4.02	$5.30
Ending value (after expenses)	$1,088.00	$1,086.80	$1,021.22	$1,019.96
Annualized expense ratio†	0.79%	1.04%	0.79%	1.04%
Lipper peer group avg. expense ratio‡	0.96%	1.21%	0.96%	1.21%
VT High Yield Fund*
Expenses paid per $1,000	$3.83	$5.10	$3.82	$5.09
Ending value (after expenses)	$1,024.00	$1,021.50	$1,021.42	$1,020.16
Annualized expense ratio†	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio‡	0.76%	1.01%	0.76%	1.01%
VT Income Fund*
Expenses paid per $1,000	$2.97	$4.23	$3.01	$4.28
Ending value (after expenses)	$999.20	$998.40	$1,022.23	$1,020.97
Annualized expense ratio†	0.59%	0.84%	0.59%	0.84%
Lipper peer group avg. expense ratio‡	0.61%	0.86%	0.61%	0.86%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 12 MONTHS		FOR THE 12 MONTHS
	ENDED 12/31/05		ENDED 12/31/05
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class IA	Class IB	Class IA	Class IB
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
VT International Equity Fund
Expenses paid per $1,000	$4.85	$6.20	$4.58	$5.85
Ending value (after expenses)	$1,139.30	$1,137.90	$1,020.67	$1,019.41
Annualized expense ratio†	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio‡	1.11%	1.36%	1.11%	1.36%
VT International Growth and Income Fund*
Expenses paid per $1,000	$5.39	$6.75	$5.04	$6.31
Ending value (after expenses)	$1,161.10	$1,160.20	$1,020.21	$1,018.95
Annualized expense ratio†	.99%	1.24%	0.99%	1.24%
Lipper peer group avg. expense ratio‡	0.99%	1.24%	0.99%	1.24%
VT International New Opportunities Fund *
Expenses paid per $1,000	$6.29	$7.64	$5.90	$7.17
Ending value (after expenses)	$1,149.90	$1,148.90	$1,019.36	$1,018.10
Annualized expense ratio†	1.16%	1.41%	1.16%	1.41%
Lipper peer group avg. expense ratio‡	1.18%	1.43%	1.18%	1.43%
VT Investors Fund
Expenses paid per $1,000	$3.82	$5.13	$3.72	$4.99
Ending value (after expenses)	$1,076.70	$1,074.90	$1,021.53	$1,020.27
Annualized expense ratio†	0.73%	0.98%	0.73%	0.98%
Lipper peer group avg. expense ratio‡	0.83%	1.08%	0.83%	1.08%
VT Mid Cap Value Fund*
Expenses paid per $1,000	$4.81	$6.12	$4.63	$5.90
Ending value (after expenses)	$1,095.10	$1,094.10	$1,020.62	$1,019.36
Annualized expense ratio†	0.91%	1.16%	0.91%	1.16%
Lipper peer group avg. expense ratio‡	0.94%	1.19%	0.94%	1.19%
VT Money Market Fund*
Expenses paid per $1,000	$2.69	$3.96	$2.70	$3.97
Ending value (after expenses)	$1,016.60	$1,015.30	$1,022.53	$1,021.27
Annualized expense ratio†	0.53%	0.78%	0.53%	0.78%
Lipper peer group avg. expense ratio‡	0.52%	0.77%	0.52%	0.77%
VT New Opportunities Fund
Expenses paid per $1,000	$3.39	$4.71	$3.26	$4.53
Ending value (after expenses)	$1,099.80	$1,098.20	$1,021.98	$1,020.72
Annualized expense ratio†	0.64%	0.89%	0.64%	0.89%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
VT New Value Fund
Expenses paid per $1,000	$3.89	$5.19	$3.82	$5.09
Ending value (after expenses)	$1,058.90	$1,057.40	$1,021.42	$1,020.16
Annualized expense ratio†	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
VT OTC & Emerging Growth Fund*
Expenses paid per $1,000	$4.63	$5.94	$4.48	$5.75
Ending value (after expenses)	$1,086.20	$1,084.00	$1,020.77	$1,019.51
Annualized expense ratio†	0.88%	1.13%	0.88%	1.13%
Lipper peer group avg. expense ratio‡	0.95%	1.20%	0.95%	1.20%
VT Research Fund
Expenses paid per $1,000	$3.97	$5.25	$3.92	$5.19
Ending value (after expenses)	$1,044.70	$1,043.20	$1,021.32	$1,020.06
Annualized expense ratio†	0.77%	1.02%	0.77%	1.02%
Lipper peer group avg. expense ratio‡	0.83%	1.08%	0.83%	1.08%
VT Small Cap Value Fund
Expenses paid per $1,000	$4.32	$5.61	$4.23	$5.50
Ending value (after expenses)	$1,063.50	$1,061.60	$1,021.02	$1,019.76
Annualized expense ratio†	0.83%	1.08%	0.83%	1.08%
Lipper peer group avg. expense ratio‡	1.06%	1.31%	1.06%	1.31%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 12 MONTHS		FOR THE 12 MONTHS
	ENDED 12/31/05		ENDED 12/31/05
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class IA	Class IB	Class IA	Class IB
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
VT Utilities Growth and Income Fund*
Expenses paid per $1,000	$4.23	$5.50	$4.23	$5.50
Ending value (after expenses)	$1,021.90	$1,021.30	$1,021.02	$1,019.76
Annualized expense ratio†	0.83%	1.08%	0.83%	1.08%
Lipper peer group avg. expense ratio‡	0.86%	1.11%	0.86%	1.11%
VT Vista Fund
Expenses paid per $1,000	$3.86	$5.19	$3.67	$4.94
Ending value (after expenses)	$1,125.70	$1,124.20	$1,021.58	$1,020.32
Annualized expense ratio†	0.72%	0.97%	0.72%	0.97%
Lipper peer group avg. expense ratio‡	0.95%	1.20%	0.95%	1.20%
VT Voyager Fund
Expenses paid per $1,000	$3.24	$4.54	$3.16	$4.43
Ending value (after expenses)	$1,073.60	$1,072.10	$1,022.08	$1,020.82
Annualized expense ratio†	0.62%	0.87%	0.62%	0.87%
Lipper peer group avg. expense ratio‡	0.85%	1.10%	0.85%	1.10%
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

* In the most recent six-month period, your fund limited its expenses; had it not done so, expenses would have been higher.

† For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of the mutual funds serving as investment vehicles for variable insurance products in the fund's Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by class IB shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Each fund’s Overall Morningstar Risk is shown alongside that of the average variable annuity/variable life fund (VA/L) in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Putnam VT American Government Income Fund

Putnam VT Capital Appreciation Fund

Putnam VT Discovery Growth Fund

Putnam VT Diversified Income Fund

Putnam VT The George Putnam Fund of Boston

Putnam VT Global Asset Allocation Fund

Putnam VT Global Equity Fund

Putnam VT Growth and Income Fund

Putnam VT Growth Opportunities Fund

Putnam VT Health Sciences Fund

Putnam VT High Yield Fund

Putnam VT Income Fund

Putnam VT International Equity Fund

Putnam VT International Growth and Income Fund

Putnam VT International New Opportunities Fund

Putnam VT Investors Fund

Putnam VT New Opportunities Fund

Putnam VT New Value Fund

Putnam VT OTC & Emerging Growth Fund

Putnam VT Research Fund

Putnam VT Small Cap Value Fund

Putnam VT Utilities Growth and Income Fund

Putnam VT Vista Fund

Putnam VT Voyager Fund

Note: Overall Morningstar Risk® is not shown for money market funds and for Putnam VT Funds without 3 full years of performance history.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class IB shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2005 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Putnam fund manager compensation

The approximate total 2004 fund manager compensation that is attributable to your fund is shown below. This amount includes a portion of 2004 compensation paid by Putnam Management to your fund’s managers who were assigned to the fund as of 12/31/05 for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of your fund’s team(s) and the Group Chief Investment Officer(s) of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable. The calculation does not reflect compensation of individuals who became portfolio team members after the fiscal period-end.

Fund	Fund manager compensation

Putnam VT American Government Income Fund	$120,000
Putnam VT Capital Appreciation Fund	$40,000
Putnam VT Capital Opportunities Fund	$80,000
Putnam VT Discovery Growth Fund	$20,000
Putnam VT Diversified Income Fund	$390,000
Putnam VT Equity Income Fund	$110,000
Putnam VT The George Putnam Fund of Boston	$240,000
Putnam VT Global Asset Allocation Fund	$140,000
Putnam VT Global Equity Fund	$310,000
Putnam VT Growth and Income Fund	$1,100,000
Putnam VT Growth Opportunities Fund	$20,000
Putnam VT Health Sciences Fund	$200,000
Putnam VT High Yield Fund	$320,000
Putnam VT Income Fund	$290,000
Putnam VT International Equity Fund	$680,000
Putnam VT International Growth and Income Fund	$300,000
Putnam VT International New Opportunities Fund	$210,000
Putnam VT Investors Fund	$460,000
Putnam VT Mid Cap Value Fund	$110,000
Putnam VT Money Market Fund	$40,000
Putnam VT New Opportunities Fund	$1,000,000
Putnam VT New Value Fund	$360,000
Putnam VT OTC & Emerging Growth Fund	$70,000
Putnam VT Research Fund	$280,000
Putnam VT Small Cap Value Fund	$1,400,000
Putnam VT Utilities Growth and Income Fund	$420,000
Putnam VT Vista Fund	$130,000
Putnam VT Voyager Fund	$630,000

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund’s management contract with Putnam Management and, for certain funds in Putnam Variable Trust, their sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of each fund’s management contract and, as applicable, sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedules currently in effect for the funds represent reasonable compensation in light of the nature and quality of the services being provided to the funds, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedules represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the funds at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for the funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the funds’ current fee schedules at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) based on information available in February 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds):

	Effective Management Fee	Total Expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	86	76
Putnam VT Capital Appreciation Fund	5	50
Putnam VT Capital Opportunities Fund	1	75
Putnam VT Discovery Growth Fund	15	55
Putnam VT Diversified Income Fund	79	71
Putnam VT Equity Income Fund	23	85
Putnam VT The George Putnam Fund of Boston	54	42
Putnam VT Global Asset Allocation Fund	1	40
Putnam VT Global Equity Fund	59	35
Putnam VT Growth and Income Fund	13	9
Putnam VT Growth Opportunities Fund	13	26
Putnam VT Health Sciences Fund	21	16
Putnam VT High Yield Fund	65	61
Putnam VT Income Fund	77	62
Putnam VT International Equity Fund	28	28
Putnam VT International Growth and Income Fund	29	25
Putnam VT International New Opportunities Fund	56	50
Putnam VT Investors Fund	37	33
Putnam VT Mid Cap Value Fund	18	65
Putnam VT Money Market Fund	55	39
Putnam VT New Opportunities Fund	19	10
Putnam VT New Value Fund	30	30
Putnam VT OTC & Emerging Growth Fund	14	21
Putnam VT Research Fund	28	24
Putnam VT Small Cap Value Fund	20	20
Putnam VT Utilities Growth and Income Fund	57	29
Putnam VT Vista Fund	16	13
Putnam VT Voyager Fund	18	11

(Because the funds’ custom peer groups are generally smaller than their broad Lipper Inc. peer groups, these expense comparisons may differ from the Lipper peer expense information found elsewhere in this report.)

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under each fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel - but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered the Lipper peer group percentile rankings of the funds' class IA total return performance results. This information is shown in the following table. These rankings were determined on a cumulative-return basis and are for the one-, three-, and five-year periods ended December 31, 2004. Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. See page 55 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

	One-year	Three-year	Five-year
	period	period	period

Putnam VT American Government Income Fund	72% (56)	69% (44)	--
Putnam VT Capital Appreciation Fund	15% (112)	25% (88)	--
Putnam VT Capital Opportunities Fund	26% (77)	--	--
Putnam VT Discovery Growth Fund	73% (112)	68% (88)	--
Putnam VT Diversified Income Fund	20% (44)	20% (34)	41% (26)
Putnam VT Equity Income Fund	63% (61)	--	--
Putnam VT The George Putnam Fund of Boston	50% (87)	48% (70)	26% (57)
Putnam VT Global Asset Allocation Fund	84% (11)	84% (11)	80% (9)
Putnam VT Global Equity Fund	50%(29)	81% (25)	91% (20)
Putnam VT Growth and Income Fund	50% (82)	42% (62)	57% (43)
Putnam VT Growth Opportunities Fund	93% (171)	95% (138)	--
Putnam VT Health Sciences Fund	55% (136)	48% (109)	32% (34)

	One-year	Three-year	Five-year
	period	period	period

Putnam VT High Yield Fund	23% (85)	30% (78)	34% (61)
Putnam VT Income Fund	33% (36)	50% (31)	76% (28)
Putnam VT International Equity Fund	69% (115)	78% (91)	32% (62)
Putnam VT International Growth and Income Fund	34% (29)	39% (25)	45% (19)
Putnam VT International New Opportunities Fund	82% (52)	37% (46)	94% (31)
Putnam VT Investors Fund	6% (216)	26% (183)	91% (125)
Putnam VT Mid Cap Value Fund	73% (53)	--	--
Putnam VT Money Market Fund	33% (108)	31% (101)	27% (87)
Putnam VT New Opportunities Fund	49% (112)	59% (88)	80% (53)
Putnam VT New Value Fund	36% (86)	15% (63)	8% (37)
Putnam VT OTC & Emerging Growth Fund	92% (127)	77% (103)	97% (56)
Putnam VT Research Fund	65% (216)	59% (183)	58% (125)
Putnam VT Small Cap Value Fund	4% (31)	50% (17)	16% (12)
Putnam VT Utilities Growth and Income Fund	66% (25)	60% (21)	24% (12)
Putnam VT Vista Fund	18% (127)	58% (103)	69% (56)
Putnam VT Voyager Fund	78% (171)	56% (138)	66% (91)

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust. In this regard, the Trustees considered the following actions taken by Putnam Management to address these funds’ performance:

Putnam VT Global Asset Allocation Fund -- The fund’s performance is measured against an eclectic peer group, Lipper Global Flexible Portfolio Funds, which includes funds that invest primarily in stocks as well as funds that focus on bonds. Putnam Management believes that peer group comparisons for the fund thus depend heavily on the relative performance of particular asset classes over any given period.

Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund -- Putnam Management replaced each fund’s investment team in March 2005 and has engaged in a thorough review of each fund’s investment model and portfolio construction approach. In addition, each fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

Putnam VT Income Fund -- Over the last year, Putnam Management has taken a number of steps in order to clarify the fund’s investment philosophy, strengthen the investment process through the continued blending of quantitative techniques and fundamental analysis, and execute more efficiently and effectively.

Putnam VT International Equity Fund and Putnam VT Global Equity Fund -- Putnam Management has made changes to each fund’s investment team and implemented a redesigned investment process for each fund which incorporates a blend of quantitative techniques and fundamental analysis. Putnam Management believes that each fund’s peer ranking may, in part, be a function of the relatively small size of the fund’s Lipper Inc. peer group, which consists of mutual funds underlying insurance products.

Putnam VT International New Opportunities Fund -- As part of a restructuring of Putnam Management’s equity group in January 2005, the fund’s investment team became part of Putnam’s broader Large Cap Equities team. Putnam Management believes that this change will facilitate closer cooperation across portfolio teams and increased exchange of investment ideas, which may expand the investment opportunities available to the fund’s managers.

Putnam VT Investors Fund -- Beginning with the assignment of new portfolio managers for the fund in April and May of 2002, Putnam Management has taken a number of steps in order to clarify the fund’s investment philosophy, strengthen the investment process through the blending of quantitative techniques and fundamental analysis, and execute more efficiently and effectively.

Putnam VT New Opportunities Fund and Putnam VT OTC & Emerging Growth Fund -- Putnam Management has clarified each fund’s investment philosophy and made changes to the investment team. In addition, each fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

* * *

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contracts with the funds. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the duty to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of the funds’ management contracts also included the review of their distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More recent peer group rankings

More recent Lipper percentile rankings are shown for the funds in the following table. The Trustees did not consider this information in approving the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of the funds’ class IA total return performance results. These rankings were determined on an annualized basis and are for the one-, five-, and ten-year periods ended December 31, 2005. Where applicable, the table also shows the fund's rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds.

	One-year	Five-year	Ten-year
	period	period	period

Putnam VT American Government Income Fund	60% (36/59)	74% (30/40)	--
Lipper VP (Underlying Funds)--General U.S. Government Funds
Putnam VT Capital Appreciation Fund	67% (77/115)	22% (15/69)	--
Lipper VP (Underlying Funds)--Multi-Cap Growth Funds
Putnam VT Capital Opportunities Fund	65% (50/77)	--	--
Lipper VP (Underlying Funds)--Mid-Cap Core Funds
Putnam VT Discovery Growth Fund	75% (86/115)	75% (52/69)	--
Lipper VP (Underlying Funds)--Multi-Cap Growth Funds
Putnam VT Diversified Income Fund	8% (4/50)	17% (5/29)	65% (9/13)
Lipper VP (Underlying Funds)--General Bond Funds
Putnam VT Equity Income Fund	39% (24/62)	--	--
Lipper VP (Underlying Funds)--Equity Income Funds
Putnam VT The George Putnam Fund of Boston	56% (59/105)	39% (27/69)	--
Lipper VP (Underlying Funds)--Balanced Funds
Putnam VT Global Asset Allocation Fund	36% (6/16)	84% (10/11)	78% (7/8)
Lipper VP (Underlying Funds)--Global Flexible Portfolio Funds
Putnam VT Global Equity Fund	63% (20/31)	83% (19/22)	89% (8/8)
Lipper VP (Underlying Funds)--Global Core Funds
Putnam VT Growth and Income Fund	44% (40/91)	54% (25/46)	67% (10/14)
Lipper VP (Underlying Funds)--Large-Cap Value Funds
Putnam VT Growth Opportunities Fund	77% (141/183)	98% (106/108)	--
Lipper VP (Underlying Funds)--Large-Cap Growth Funds
Putnam VT Health Sciences Fund	8% (11/141)	44% (26/59)	--
Lipper VP (Underlying Funds)--Specialty/Miscellaneous Funds
Putnam VT High Yield Fund	16% (15/94)	23% (16/69)	47% (14/29)
Lipper VP (Underlying Funds)--High Current Yield Funds
Putnam VT Income Fund	20% (8/40)	46% (14/30)	93% (24/25)
Lipper VP (Underlying Funds)--Corporate Debt Funds A-Rated
Putnam VT International Equity Fund	73% (93/127)	69% (51/73)	--
Lipper VP (Underlying Funds)--International Core Funds
Putnam VT International Growth and Income Fund	28% (8/28)	45% (9/19)	--
Lipper VP (Underlying Funds)--International Value Funds
Putnam VT International New Opportunities Fund	19% (10/54)	46% (16/34)	--
Lipper VP (Underlying Funds)--International Growth Funds
Putnam VT Investors Fund	13% (28/220)	83% (116/140)	--
Lipper VP (Underlying Funds)--Large-Cap Core Funds
Putnam VT Mid Cap Value Fund	6% (3/56)	--	--
Lipper VP (Underlying Funds)--Mid-Cap Value Funds
Putnam VT Money Market Fund	27% (29/109)	22% (20/91)	31% (22/70)
Lipper VP (Underlying Funds)--Money Market Funds
Putnam VT New Opportunities Fund	46% (53/115)	69% (48/69)	86% (18/20)
Lipper VP (Underlying Funds)--Multi-Cap Growth Funds
Putnam VT New Value Fund	40% (37/93)	14% (6/45)	--
Lipper VP (Underlying Funds)--Multi-Cap Value Funds

	One-year	FIve-year	Ten-year
	period	period	period

Putnam VT OTC & Emerging Growth Fund	75% (103/137)	98% (73/74)	--
Lipper VP (Underlying Funds)--Mid-Cap Growth Funds
Putnam VT Research Fund	54% (119/220)	82% (115/140)	--
Lipper VP (Underlying Funds)--Large-Cap Core Funds
Putnam VT Small Cap Value Fund	52% (18/34)	28% (5/17)	--
Lipper VP (Underlying Funds)--Small-Cap Value Funds
Putnam VT Utilities Growth and Income Fund	74% (22/29)	57% (9/15)	70% (7/9)
Lipper VP (Underlying Funds)--Utility Funds
Putnam VT Vista Fund	29% (40/137)	68% (51/74)	--
Lipper VP (Underlying Funds)--Mid-Cap Growth Funds
Putnam VT Voyager Fund	61% (111/183)	60% (65/108)	63% (28/44)
Lipper VP (Underlying Funds)--Large-Cap Growth Funds

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-eight funds that are series of Putnam Variable Trust (the “Trust”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 13, 2006

Putnam VT American Government Income Fund

The fund’s portfolio 12/31/05

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (44.2%)*

	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage
Association Adjustable Rate
Mortgages 4 1/2s, August 20, 2034	$3,946,320	$3,910,320
Government National Mortgage
Association Pass-Through
Certificates
7 1/2s, with due dates from
June 15, 2030 to March 15, 2032	72,030	76,110
7s, September 15, 2031	59,619	62,996
6 1/2s, with due dates from
April 15, 2028 to October 15, 2032	382,582	400,430
6s, April 15, 2028	188,347	194,144
		4,644,000

U.S. Government Agency Mortgage Obligations (41.6%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
7 1/2s, with due dates from
January 1, 2030 to July 1, 2031	439,193	461,463
7 1/2s, with due dates from
October 1, 2014 to October 1, 2015	72,076	75,859
7s, with due dates from
November 1, 2026 to July 1, 2032	2,844,129	2,962,537
5 1/2s, December 1, 2033	702,725	698,113
5 1/2s, October 1, 2018	588,446	592,538
5s, with due dates from May 1, 2018
to November 1, 2018	6,792,996	6,745,235
Federal National Mortgage
Association Pass-Through
Certificates
7 1/2s, with due dates from
August 1, 2029 to June 1, 2032	727,495	763,345
7s, with due dates from
December 1, 2028 to December 1,
2035	6,845,145	7,150,869
6 1/2s, with due dates from
August 1, 2032 to October 1, 2034	937,746	962,682
6s, TBA, January 1, 2036	8,600,000	8,677,266
5 1/2s, with due dates from
September 1, 2035 to October 1,
2035	22,681,807	22,465,622
5 1/2s, with due dates from
November 1, 2016 to March 1, 2020	2,483,582	2,500,943
5 1/2s, TBA, January 1, 2036	16,200,000	16,040,530
5s, with due dates from
April 1, 2019 to May 1, 2020	145,438	144,222
5s, TBA, January 1, 2035	4,300,000	4,164,953
5s, TBA, January 1, 2021	500,000	494,453
4 1/2s, TBA, January 1, 2021	450,000	437,625
4s, with due dates from May 1, 2019
to September 1, 2020	525,579	501,326
		75,839,581

Total U.S. government and agency mortgage obligations
(cost $81,144,723)		$80,483,581

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.6%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,664,980
Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,405,875

Total U.S. government agency obligations
(cost $11,557,011)		$12,070,855

U.S. TREASURY OBLIGATIONS (13.4%)*

	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,870,813
6 1/4s, May 15, 2030	11,505,000	14,289,569
U.S. Treasury Notes 4 1/4s,
August 15, 2013	4,307,000	4,269,314

Total U.S. treasury obligations
(cost $22,445,811)		$24,429,696

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)*

	Principal amount	Value

Fannie Mae
IFB Ser. 03-130, Class SJ, 10.485s, 2034	$88,889	$95,271
Ser. 03-W6, Class PT1, 9.499s, 2042	472,155	506,024
IFB Ser. 05-114, Class PS, 9.041s, 2035	100,000	100,438
IFB Ser. 05-115, Class NQ, 8.813s, 2036	101,000	101,067
IFB Ser. 05-74, Class CP, 8.695s, 2035	354,191	374,982
IFB Ser. 05-76, Class SA, 8.695s, 2034	250,920	261,182
IFB Ser. 05-106, Class US, 8.511s, 2035	428,743	455,240
IFB Ser. 05-99, Class SA, 8.511s, 2035	207,751	216,447
IFB Ser. 05-104, Class SD, 8.511s, 2033	274,085	280,274
IFB Ser. 05-74, Class DM, 8.328s, 2035	411,760	428,724
Ser. 00-42, Class B2, 8s, 2030	10,477	11,301
Ser. 00-17, Class PA, 8s, 2030	49,255	53,082
Ser. 00-18, Class PA, 8s, 2030	45,550	49,076
Ser. 00-19, Class PA, 8s, 2030	47,009	50,643
Ser. 00-20, Class PA, 8s, 2030	26,663	28,756
Ser. 00-21, Class PA, 8s, 2030	79,442	85,647
Ser. 00-22, Class PA, 8s, 2030	59,284	63,867
Ser. 97-37, Class PB, 8s, 2027	138,748	149,931
Ser. 97-13, Class TA, 8s, 2027	19,868	21,478
Ser. 97-21, Class PA, 8s, 2027	80,725	87,159
Ser. 97-22, Class PA, 8s, 2027	155,599	168,093
Ser. 97-16, Class PE, 8s, 2027	52,847	57,081
Ser. 97-25, Class PB, 8s, 2027	52,417	56,594
Ser. 95-12, Class PD, 8s, 2025	31,808	34,317
Ser. 95-5, Class A, 8s, 2025	38,514	41,634
Ser. 95-5, Class TA, 8s, 2025	9,913	10,742
Ser. 95-6, Class A, 8s, 2025	24,739	26,741
Ser. 95-7, Class A, 8s, 2025	33,642	36,384
Ser. 94-106, Class PA, 8s, 2024	50,019	54,105
Ser. 94-95, Class A, 8s, 2024	77,149	83,499

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class CS, 7.978s, 2035	$404,240	$420,409
IFB Ser. 05-114, Class SP, 7.7s, 2036	116,000	115,039
Ser. 05-W3, Class 1A, 7 1/2s, 2045	695,299	734,742
Ser. 04-W8, Class 3A, 7 1/2s, 2044	1,056,876	1,114,765
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	266,391	280,774
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	772,934	814,077
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	127,601	134,463
Ser. 03-W4, Class 4A, 7 1/2s, 2042	185,256	194,283
Ser. 02-T18, Class A4, 7 1/2s, 2042	161,645	169,978
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	955,654	1,004,768
Ser. 02-T16, Class A3, 7 1/2s, 2042	593,985	624,359
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	911,377	958,577
Ser. 02-W4, Class A5, 7 1/2s, 2042	988,740	1,038,203
Ser. 02-W1, Class 2A, 7 1/2s, 2042	24,095	25,187
Ser. 02-14, Class A2, 7 1/2s, 2042	87,764	92,104
Ser. 01-T10, Class A2, 7 1/2s, 2041	593,534	621,734
Ser. 02-T4, Class A3, 7 1/2s, 2041	177,368	185,847
Ser. 02-T6, Class A2, 7 1/2s, 2041	378,272	395,842
Ser. 01-T12, Class A2, 7 1/2s, 2041	241,261	252,818
Ser. 01-T8, Class A1, 7 1/2s, 2041	149,446	156,306
Ser. 01-T7, Class A1, 7 1/2s, 2041	400,530	418,586
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,065	1,114
Ser. 99-T2, Class A1, 7 1/2s, 2039	90,485	95,199
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	332,388	348,772
Ser. 02-T1, Class A3, 7 1/2s, 2031	685,096	718,383
Ser. 00-T6, Class A1, 7 1/2s, 2030	326,027	340,724
Ser. 02-W7, Class A5, 7 1/2s, 2029	83,034	87,246
Ser. 02-W3, Class A5, 7 1/2s, 2028	347,443	364,624
Ser. 02-26, Class A1, 7s, 2048	418,858	434,258
Ser. 04-W12, Class 1A3, 7s, 2044	248,053	258,374
Ser. 04-T3, Class 1A3, 7s, 2044	500,072	520,623
Ser. 04-T2, Class 1A3, 7s, 2043	167,626	174,515
Ser. 03-W8, Class 2A, 7s, 2042	1,652,858	1,718,150
Ser. 03-W3, Class 1A2, 7s, 2042	165,999	172,439
Ser. 02-T16, Class A2, 7s, 2042	1,149,968	1,194,223
Ser. 02-T19, Class A2, 7s, 2042	791,730	822,731
Ser. 02-14, Class A1, 7s, 2042	617,621	639,940
Ser. 01-T10, Class A1, 7s, 2041	323,967	335,559
Ser. 02-T4, Class A2, 7s, 2041	767,290	795,076
Ser. 01-W3, Class A, 7s, 2041	144,191	149,181
Ser. 04-W1, Class 2A2, 7s, 2033	1,213,387	1,262,736
IFB Ser. 05-83, Class QP, 6.009s, 2034	131,484	126,777
IFB Ser. 05-66, Class PS, 5.928s, 2035	256,624	242,125
IFB Ser. 05-93, Class AS, 5.928s, 2034	99,093	93,488
IFB Ser. 05-57, Class MN, 5.732s, 2035	299,865	295,487
Ser. 364, Class 10, IO
(Interest only), 5 1/2s, 2035	1,323,687	296,212
Ser. 350, Class 2, IO, 5 1/2s, 2034	2,123,533	472,969
Ser. 329, Class 2, IO, 5 1/2s, 2033	4,360,244	970,329
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	293,670	29,918

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-66, Class SA, IO,
3.271s, 2033	$440,283	$33,153
IFB Ser. 03-48, Class S, IO,
3.171s, 2033	195,961	14,873
IFB Ser. 05-113, Class DI, IO,
2.87s, 2036	6,143,000	406,667
IFB Ser. 04-51, Class S0, IO,
2.671s, 2034	111,743	6,358
IFB Ser. 05-65, Class KI, IO,
2.621s, 2035	7,553,125	469,049
IFB Ser. 05-72, Class WS, IO,
2.371s, 2035	317,567	22,420
IFB Ser. 05-82, Class SW, IO,
2.351s, 2035	1,699,116	88,673
IFB Ser. 05-82, Class SY, IO,
2.351s, 2035	2,162,041	112,832
IFB Ser. 05-45, Class EW, IO,
2.341s, 2035	5,421,311	296,004
IFB Ser. 05-47, Class SW, IO,
2.341s, 2035	1,126,912	58,282
IFB Ser. 05-105, Class S, IO,
2.321s, 2035	310,545	17,323
IFB Ser. 05-95, Class CI, IO,
2.321s, 2035	448,595	30,101
IFB Ser. 05-84, Class SG, IO,
2.321s, 2035	798,767	56,341
IFB Ser. 05-87, Class SG, IO,
2.321s, 2035	1,036,094	56,500
IFB Ser. 05-89, Class S, IO,
2.321s, 2035	3,048,025	158,116
IFB Ser. 05-69, Class AS, IO,
2.321s, 2035	216,028	12,287
IFB Ser. 05-104, Class NI, IO,
2.321s, 2035	368,965	29,579
IFB Ser. 04-92, Class S, IO,
2.321s, 2034	643,862	39,726
IFB Ser. 05-83, Class QI, IO,
2.311s, 2035	109,667	8,006
IFB Ser. 05-92, Class SC, IO,
2.301s, 2035	1,069,832	69,004
IFB Ser. 05-83, Class SL, IO,
2.291s, 2035	2,163,979	120,966
IFB Ser. 03-124, Class ST, IO,
2.121s, 2034	323,539	14,980
IFB Ser. 03-112, Class SA, IO,
2.121s, 2028	417,055	15,862
IFB Ser. 05-67, Class BS, IO,
1.771s, 2035	556,898	26,105
IFB Ser. 05-73, Class ST, IO,
1.751s, 2035	252,332	10,290
IFB Ser. 05-74, Class SE, IO,
1.721s, 2035	2,606,366	95,132
IFB Ser. 05-82, Class SI, IO,
1.721s, 2035	1,833,496	67,037

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class NI, IO,
1.701s, 2035	$1,848,974	$86,902
IFB Ser. 05-87, Class SE, IO,
1.671s, 2035	4,155,410	157,776
IFB Ser. 04-54, Class SW, IO,
1.621s, 2033	250,328	8,113
Ser. 03-W10, Class 1A, IO,
1.284s, 2043	11,874,583	189,773
Ser. 03-W10, Class 3A, IO,
1.265s, 2043	14,287,175	245,438
Ser. 03-T2, Class 2, IO, 0.88s, 2042	7,220,541	134,046
Ser. 03-W6, Class 51, IO, 0.683s, 2042	2,152,468	23,677
Ser. 05-113, Class DO, PO
(Principal only), zero %, 2036	944,000	767,189
Ser. 361, Class 1, PO, zero %, 2035	700,350	555,574
Ser. 05-65, Class KO, PO,
zero %, 2035	226,577	187,810
Ser. 353, Class 1, PO, zero %, 2034	380,809	280,065
Ser. 342, Class 1, PO, zero %, 2033	199,515	157,741
Ser. 02-82, Class TO, PO,
zero %, 2032	286,000	228,571
FRB Ser. 05-79, Class FE, zero %, 2035	123,561	130,905
FRB Ser. 05-45, Class FG, zero %, 2035	126,453	133,282
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	1,029,351	1,086,610
Ser. T-58, Class 4A, 7 1/2s, 2043	1,674,977	1,758,377
Ser. T-42, Class A5, 7 1/2s, 2042	236,934	248,564
Ser. T-41, Class 3A, 7 1/2s, 2032	63,087	66,062
Ser. T-60, Class 1A2, 7s, 2044	319,337	332,160
Ser. T-59, Class 1A2, 7s, 2043	705,613	735,149
Ser. T-55, Class 1A2, 7s, 2043	422,682	436,716
Freddie Mac
IFB Ser. 2963, Class SV, 11.122s, 2034	100,000	113,469
IFB Ser. 3081, Class DC, 9.506s, 2035	161,000	167,521
IFB Ser. 3012, Class GP, 5.889s, 2035	198,178	195,780
IFB Ser. 2979, Class AS, 8.252s, 2034	96,646	98,276
IFB Ser. 3051, Class PS, 8.142s, 2035	99,502	100,761
IFB Ser. 3072, Class SA, 8.106s, 2035	99,395	99,239
IFB Ser. 2996, Class SA, 7.784s, 2035	142,919	139,703
IFB Ser. 3072, Class SM, 7.776s, 2035	99,774	98,402
IFB Ser. 3072, Class SB, 7.629s, 2035	99,774	97,841
Ser. 2229, Class PD, 7 1/2s, 2030	55,624	59,084
Ser. 2224, Class PD, 7 1/2s, 2030	55,140	58,570
Ser. 2217, Class PD, 7 1/2s, 2030	58,044	61,654
Ser. 2187, Class PH, 7 1/2s, 2029	129,230	137,267
Ser. 1989, Class C, 7 1/2s, 2027	19,413	20,620
Ser. 1990, Class D, 7 1/2s, 2027	53,111	56,414
Ser. 1969, Class PF, 7 1/2s, 2027	46,262	49,139
Ser. 1975, Class E, 7 1/2s, 2027	12,217	12,976
Ser. 1943, Class M, 7 1/2s, 2027	28,775	30,564
Ser. 1932, Class E, 7 1/2s, 2027	40,190	42,690

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)* continued

	Principal amount	Value

Freddie Mac
Ser. 1938, Class E, 7 1/2s, 2027	$16,295	$17,309
Ser. 1941, Class E, 7 1/2s, 2027	13,313	14,141
Ser. 1924, Class H, 7 1/2s, 2027	43,736	46,456
Ser. 1928, Class D, 7 1/2s, 2027	17,252	18,324
Ser. 1915, Class C, 7 1/2s, 2026	39,505	41,962
Ser. 1923, Class D, 7 1/2s, 2026	46,812	49,723
Ser. 1904, Class D, 7 1/2s, 2026	50,572	53,717
Ser. 1905, Class H, 7 1/2s, 2026	44,770	47,554
Ser. 1890, Class H, 7 1/2s, 2026	42,162	44,784
Ser. 1895, Class C, 7 1/2s, 2026	21,083	22,395
Ser. 2256, Class UA, 7s, 2030	15,931	16,732
Ser. 2208, Class PG, 7s, 2030	144,253	151,510
Ser. 2211, Class PG, 7s, 2030	80,248	84,286
Ser. 2198, Class PH, 7s, 2029	123,061	129,253
Ser. 2054, Class H, 7s, 2028	309,846	325,435
Ser. 2031, Class PG, 7s, 2028	33,052	34,715
Ser. 2020, Class E, 7s, 2028	167,963	176,414
Ser. 1998, Class PL, 7s, 2027	73,920	77,639
Ser. 1999, Class PG, 7s, 2027	118,602	124,569
Ser. 2004, Class BA, 7s, 2027	72,199	75,831
Ser. 2005, Class C, 7s, 2027	54,789	57,545
Ser. 2005, Class CE, 7s, 2027	61,277	64,360
Ser. 2006, Class H, 7s, 2027	174,951	183,754
Ser. 2006, Class T, 7s, 2027	111,858	117,486
Ser. 1987, Class AP, 7s, 2027	36,036	37,849
Ser. 1987, Class PT, 7s, 2027	60,410	63,449
Ser. 1978, Class PG, 7s, 2027	104,276	109,522
Ser. 1973, Class PJ, 7s, 2027	124,798	131,077
Ser. 1725, Class D, 7s, 2024	24,370	25,596
Ser. 2008, Class G, 7s, 2023	9,058	9,513
Ser. 1750, Class C, 7s, 2023	54,356	57,091
Ser. 1530, Class I, 7s, 2023	57,413	60,302
IFB Ser. 3065, Class DC, 6.752s, 2035	249,586	241,425
IFB Ser. 3050, Class SA, 5.952s, 2034	172,005	161,582
IFB Ser. 3031, Class BS, 5.802s, 2035	351,186	336,647
IFB Ser. 2594, Class SE, IO, 2.681s, 2030	528,372	31,124
IFB Ser. 2828, Class TI, IO, 2.681s, 2030	248,665	18,106
IFB Ser. 3033, Class SF, IO, 2.431s, 2035	376,383	20,466
IFB Ser. 3028, Class ES, IO,
2.381s, 2035	1,179,426	96,713
IFB Ser. 3045, Class DI, IO,
2.361s, 2035	6,869,053	348,261
IFB Ser. 2981, Class AS, IO,
2.351s, 2035	714,448	35,722
IFB Ser. 2981, Class BS, IO,
2.351s, 2035	382,388	19,464
IFB Ser. 2981, Class CS, IO,
2.351s, 2035	488,926	24,740
IFB Ser. 3034, Class SE, IO,
2.331s, 2035	326,357	19,222

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (30.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3054, Class CS, IO,
2.331s, 2035	$276,510	$16,342
IFB Ser. 3066, Class SI, IO,
2.331s, 2035	1,596,653	129,329
IFB Ser. 3031, Class BI, IO,
2.321s, 2035	240,118	17,240
IFB Ser. 3067, Class SI, IO,
2.281s, 2035	922,023	74,960
IFB Ser. 3065, Class DI, IO,
2.251s, 2035	180,761	13,485
IFB Ser. 3012, Class UI, IO,
2.051s, 2035	476,007	25,895
IFB Ser. 3016, Class SP, IO,
1.741s, 2035	240,332	10,166
IFB Ser. 2937, Class SY, IO,
1.731s, 2035	257,102	9,243
IFB Ser. 3012, Class IG, IO,
1.711s, 2035	1,744,507	79,550
IFB Ser. 2957, Class SW, IO,
1.631s, 2035	1,459,441	55,641
IFB Ser. 2815, Class S, IO, 1.631s, 2032	581,697	20,185
Ser. 3045, Class DO, PO, zero %, 2035	525,243	414,732
Ser. 231, PO, zero %, 2035	3,438,955	2,596,067
Ser. 228, PO, zero %, 2035	902,559	711,261
Ser. 227, PO, zero %, 2034	5,399,618	3,951,697
FRB Ser. 3024, Class CW, zero %, 2034	71,716	71,187
FRB Ser. 3022, Class TC, zero %, 2035	78,330	86,848
FRB Ser. 2958, Class FL, zero %, 2035	155,231	147,811
FRB Ser. 3046, Class WF, zero %, 2035	93,816	91,757
FRB Ser. 3046, Class UF, zero %, 2033	143,206	141,670
FRN Ser. 3030, Class CF, zero %, 2035	127,919	137,292
Government National Mortgage Association
IFB Ser. 05-68, Class DP, 5.904s, 2035	950,410	922,563
IFB Ser. 05-84, Class SL, 6.267s, 2035	622,660	587,635
IFB Ser. 05-66, Class SP, 6.267s, 2035	290,071	274,291
IFB Ser. 05-84, Class SB, 6.075s, 2035	125,545	118,659
IFB Ser. 05-68, Class SP, 5.99s, 2035	1,996,000	1,844,504
IFB Ser. 05-7, Class NP, 4.924s, 2033	101,888	97,395
IFB Ser. 05-84, Class AS, IO,
2.43s, 2035	829,581	46,923
IFB Ser. 05-65, Class SI, IO,
1.98s, 2035	2,438,060	113,126
IFB Ser. 05-68, Class SI, IO,
1.93s, 2035	4,123,035	216,459
IFB Ser. 05-51, Class SJ, IO,
1.83s, 2035	1,242,143	62,852
IFB Ser. 05-68, Class S, IO, 1.83s,
2035	2,462,376	117,209
IFB Ser. 05-60, Class SJ, IO,
1.41s, 2034	1,988,688	73,979

Total collateralized mortgage obligations
(cost $56,670,319)		$55,731,666

ASSET-BACKED SECURITIES (3.3%)*

		Principal amount	Value

Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.608s, 2034		$1,533,656	$5,032
Ser. 05-E, Class 2, IO, 0.306s, 2035		3,343,000	23,505
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035		148,759	159,678
Ser. 05-RP3, Class 1A3, 8s, 2035		446,522	474,698
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035		384,275	404,179
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034		354,457	8,082
Ser. 05-2, Class 7AX, IO, 0.168s, 2035		931,266	2,794
Morgan Stanley Mortgage Loan Trust
Ser. 05-3AR, Class 2A2, 5.267s, 2035		1,072,173	1,071,754
Ser. 05-5AR, Class 2A1, 5.443s, 2035		791,880	792,623
Structured Adjustable Rate Mortgage
Loan Trust Ser. 04-16, Class 1A2,
4.999s, 2034		564,673	564,270
Wells Fargo Mortgage Backed
Securities Trust
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035		4,729,000	70,935
Ser. 05-AR12, Class 2A5, 4.321s, 2035		2,092,000	2,032,838
Ser. 05-AR9, Class 1A2, 4.353s, 2035		486,316	475,608

Total asset-backed securities (cost $6,166,725)			$6,085,996

PURCHASED OPTIONS OUTSTANDING (0.7%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Lehman Brothers dated
December 9, 2005 for the right
to receive a fixed rate swap of
5.19% semi-annually versus the
three month LIBOR maturing
December 12, 2017.	Dec-07/5.19	18,099,000	$806,925
Option on an interest rate swap
with Lehman Brothers dated
December 9, 2005 for the right
to pay a fixed rate swap of 5.19%
semi-annually versus the three
month LIBOR maturing
December 12, 2017.	Dec-17/5.19	18,099,000	555,711
Option on an interest rate swap
with Citibank for the right to pay
a fixed rate of 4.885% versus the
three month LIBOR maturing on
January 11, 2016.	Jan-06/4.89	5,736,000	29,827
Option on an interest rate swap
with Citibank for the right
to receive a fixed rate of 4.885%
versus the three month LIBOR
maturing on January 11, 2016.	Jan-06/4.89	5,736,000	13,193

Total purchased options outstanding (cost $1,542,578)			$1,405,656

Putnam VT American Government Income Fund

SHORT-TERM INVESTMENTS (16.1%)*

		Principal amount		Value

Interest in $455,000,000 joint
tri-party repurchase agreement
dated December 30, 2005, with Bank
of America Securities LLC, due
January 3, 2006, with respect
to various U.S. Government
obligations -- maturity value
of $19,109,104 for an effective
yield of 4.29% (collateralized by
Fannie Mae with a yield of 5.00 and
a due date of April 1, 2035, valued
at $464,100,001)		$19,100,000		$19,100,000
U.S. Treasury Bills zero %,
January 26, 2006 #		301,000		300,269
Federal Home Loan Bank, zero%,
January 11, 2006		10,000,000		9,988,389

Total short-term investments
(cost $29,388,658)				$29,388,658

Total investments (cost $208,915,825)				$209,596,108

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note
5 yr (Short)	974	$103,578,813	Mar-06	$76,451
U.S. Treasury Note
10 yr (Long)	845	92,448,281	Mar-06	418,876
Euro 90 day (Short)	200	47,625,000	Mar-07	3,747
Euro 90 day (Long)	200	47,577,500	Jun-06	(9,142)
U.S. Treasury Note
2 yr (Short)	42	8,617,875	Mar-06	11,030
U.S. Treasury Bond 20
yr (Long)	33	3,768,188	Mar-06	24,873
Euro 90 day (Long)	2	476,125	Mar-06	(3,233)

Total				$522,602

WRITTEN OPTIONS OUTSTANDING at 12/31/05
(premiums received $566,976)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
4.55% versus the three month LIBOR
maturing on July 5, 2017.		7,330,000	Jul-07/4.55	$383,955
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.55% versus the three month
LIBOR maturing on July 5, 2017.		7,330,000	Jul-07/4.55	144,162

Total				$528,117

TBA SALE COMMITMENTS OUTSTANDING at 12/31/05

(proceeds receivable $16,027,520)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, January 1, 2036	$100,000	1/12/06	$100,898
FNMA, 5 1/2s, January 1, 2036	11,500,000	1/12/06	11,386,797
FNMA, 5s, January 1, 2036	4,300,000	1/12/06	4,164,953
FNMA, 4 1/2s, January 1, 2021	400,000	1/18/06	389,000

Total			$16,041,648

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

	Notional	Termination	Unrealized
	amount	date	depreciation

Agreement with Lehman Brothers
Finance, S.A. dated September 20,
2005 to receive/(pay) semiannually
the notional amount multiplied by
the return of the Lehman Brothers
US Hybrid ARM Index and pay
semiannually the notional amount
multiplied by the six month
USD-LIBOR-BBA adjusted by
a specified spread.	$49,433,000	4/1/06	$(295,927)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America,
N.A. dated August 9, 2005 to pay
semi-annually the notional amount
multiplied by 4.892% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	$26,000,000	8/11/15	$(251,167)
Agreement with Bank of America,
N.A. dated October 19, 2005 to pay
semi-annually the notional amount
multiplied by 4.943% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	9,000,000	10/21/15	(14,941)
Agreement with Bank of America,
N.A. dated March 25, 2004 to pay
semi-annually the notional amount
multiplied by 3.075% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	7,000,000	3/30/09	315,339
Agreement with Bank of America,
N.A. dated August 30, 2005 to
receive semi-annually the notional
amount multiplied by 4.53% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	160,000	9/1/15	(3,154)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse First
Boston International dated July 7,
2004 to receive semi-annually the
notional amount multiplied by
2.931% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR.	$2,529,200	7/9/06	$(12,431)
Agreement with JPMorgan Chase
Bank, N.A. dated October 19, 2005
to pay semi-annually the notional
amount multiplied by 4.916% and
receive quarterly the notional
amount multiplied by the three
month LIBOR.	8,200,000	10/21/15	1,634
Agreement with JPMorgan Chase
Bank, N.A. dated July 29, 2005 to
pay semi-annually the notional
amount multiplied by 4.6757% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	996,000	8/2/15	(7,386)
Agreement with Lehman Brothers
Special Financing, Inc. dated
February 2, 2005 to receive semi-
annually the notional amount
multiplied by 4.089% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	36,700,000	2/4/10	(683,310)
Agreement with Lehman Brothers
Special Financing, Inc. dated
October 6, 2005 to pay semi-
annually the notional amount
multiplied by 4.687% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	31,000,000	10/11/10	211,033
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive semi-
annually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	19,434,000	12/15/13	(339,697)
Agreement with Lehman Brothers
Special Financing, Inc. dated June 27,
2005 to pay semi-annually the
notional amount multiplied by
3.9334% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	12,900,000	6/29/07	169,741

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay semi-
annually the notional amount
multiplied by 4.579% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	$2,731,000	12/16/13	$59,039
Agreement with Lehman Brothers
Special Financing, Inc. dated June 27,
2005 to pay semi-annually the
notional amount multiplied by
4.3059% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	2,300,000	6/29/15	108,301
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay semi-
annually the notional amount
multiplied by 4.710% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	1,581,000	12/15/13	20,565
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 15, 2005 to pay semi-
annually the notional amount
multiplied by 5.0265% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	17,189,000	12/19/15	(115,022)

Total			$(541,456)

See page 267 for Notes to the Portfolios.

Putnam VT Capital Appreciation Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.9%)*

	Shares	Value
Aerospace and Defense (0.1%)
AAR Corp. †	734	$17,579
Triumph Group, Inc. †	261	9,555
		27,134

Airlines (1.2%)
Alaska Air Group, Inc. †	1,670	59,652
ExpressJet Holdings, Inc. †	7,835	63,385
JetBlue Airways Corp. † (S)	31,980	491,852
World Air Holdings, Inc. †	647	6,224
		621,113

Automotive (0.9%)
BorgWarner, Inc. (S)	3,541	214,691
Tenneco Automotive, Inc. †	12,061	236,516
Visteon Corp. †	1,451	9,083
		460,290

Banking (8.1%)
Anchor BanCorp Wisconsin, Inc.	671	20,358
Bank of America Corp.	21,990	1,014,839
Center Financial Corp.	176	4,428
City Holding Co.	438	15,746
Commerce Bancorp, Inc. (S)	43,780	1,506,470
Corus Bankshares, Inc.	2,645	148,834
First Regional Bancorp †	46	3,107
FirstFed Financial Corp. †	5,338	291,028
Independent Bank Corp.	541	14,731
Lakeland Financial Corp.	100	4,038
Provident Financial Holdings, Inc.	153	4,024
R&G Financial Corp. Class B
(Puerto Rico) (S)	5,857	77,312
Republic Bancorp, Inc. Class A	143	3,067
Southwest Bancorp, Inc.	304	6,080
Taylor Capital Group, Inc.	89	3,596
U.S. Bancorp	33,350	996,832
Westcorp	959	63,879
		4,178,369

Biotechnology (0.3%)
Albany Molecular Research, Inc. †	2,249	27,325
Arqule, Inc. †	841	5,147
Connetics Corp. †	800	11,560
Diversa Corp. †	1,353	6,494
Incyte Pharmaceuticals, Inc. †	1,087	5,805
Regeneron Pharmaceuticals, Inc. †	3,377	53,863
Savient Pharmaceuticals, Inc. †	5,110	19,111
Telik, Inc. †	1,330	22,597
		151,902

Building Materials (0.1%)
Tyler Technologies, Inc. †	2,193	19,255
Universal Forest Products, Inc.	573	31,658
		50,913

COMMON STOCKS (99.9%)* continued

	Shares	Value
Chemicals (0.6%)
Georgia Gulf Corp.	9,625	$292,793
NewMarket Corp. †	850	20,791
		313,584

Commercial and Consumer Services (5.1%)
Administaff, Inc.	3,950	166,098
Arbitron, Inc.	2,918	110,826
Catalina Marketing Corp.	6,903	174,991
CCC Information Services Group †	299	7,840
Consolidated Graphics, Inc. †	904	42,795
eBay, Inc. †	19,100	826,075
Escala Group, Inc. † (S)	475	9,633
Google, Inc. Class A †	1,150	477,089
HUB Group, Inc. Class A †	757	26,760
John H. Harland Co.	3,051	114,718
NCO Group, Inc. †	378	6,396
Spherion Corp. †	1,000	10,010
Startek, Inc.	1,401	25,218
TeleTech Holdings, Inc. †	2,851	34,355
Unifirst Corp.	773	24,040
Yahoo!, Inc. †	14,890	583,390
		2,640,234

Communications Equipment (1.9%)
Cisco Systems, Inc. †	55,950	957,864
Tekelec †	1,596	22,184
		980,048

Computers (6.4%)
Apple Computer, Inc. †	9,850	708,117
Brocade Communications Systems, Inc. †	59,795	243,366
Catapult Communications Corp. †	855	12,645
Checkpoint Systems, Inc. †	1,504	37,074
Dell, Inc. †	45,110	1,352,849
EMC Corp. †	41,500	565,230
Emulex Corp. †	18,184	359,861
Magma Design Automation, Inc. †	1,101	9,259
Netgear, Inc. †	212	4,081
		3,292,482

Construction (--%)
Huttig Building Products, Inc. †	689	5,788

Consumer Cyclicals (--%)
Hooker Furniture Corp.	815	13,977

Consumer Finance (7.9%)
Accredited Home Lenders
Holding Co. † (S)	3,231	160,193
Asta Funding, Inc.	431	11,784
Capital One Financial Corp.	20,737	1,791,677
CompuCredit Corp. † (S)	3,643	140,183
Countrywide Financial Corp.	56,610	1,935,496
World Acceptance Corp. †	861	24,539
		4,063,872

COMMON STOCKS (99.9%)* continued

	Shares	Value
Consumer Goods (0.9%)
Blyth Industries, Inc.	1,650	$34,568
Chattem, Inc. †	4,046	147,234
Darling International, Inc. †	1,549	6,150
Yankee Candle Co., Inc. (The)	11,034	282,470
		470,422

Consumer Services (0.3%)
Alderwoods Group, Inc. (Canada) †	2,261	35,882
Geo Group, Inc. (The) †	712	16,326
Labor Ready, Inc. †	4,221	87,881
		140,089

Electric Utilities (0.1%)
Alliant Energy Corp.	219	6,141
Black Hills Corp.	1,670	57,799
Puget Energy, Inc.	161	3,288
		67,228

Electronics (1.4%)
Agilysys, Inc.	638	11,624
FEI Co. †	217	4,160
IXYS Corp. †	1,793	20,960
Methode Electronics, Inc. Class A	1,427	14,227
Omnivision Technologies, Inc. † (S)	7,805	155,788
Portalplayer, Inc. † (S)	5,164	146,244
Stoneridge, Inc. †	865	5,726
Texas Instruments, Inc.	10,550	338,339
TriQuint Semiconductor, Inc. †	8,800	39,160
TTM Technologies, Inc. †	2,713	25,502
		761,730

Energy (0.4%)
Atwood Oceanics, Inc. †	219	17,089
Parker Drilling Co. †	19,241	208,380
		225,469

Engineering & Construction (--%)
Noble International, Ltd.	462	9,628

Financial (3.4%)
Asset Acceptance Capital Corp. †	622	13,970
Freddie Mac	15,350	1,003,123
PMI Group, Inc. (The)	11,240	461,627
Radian Group, Inc.	4,757	278,713
Student Loan Corp.	5	1,046
		1,758,479

Food (--%)
American Italian Pasta Co. Class A (S)	940	6,392

Forest Products and Packaging (0.8%)
Albany International Corp.	4,706	170,169
CSS Industries, Inc.	285	8,758
Graphic Packaging Corp. †	1,002	2,285

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Forest Products and Packaging continued
Grief, Inc. Class A	1,589	$105,319
Louisiana-Pacific Corp.	4,175	114,687
		401,218

Gaming & Lottery (--%)
Dover Downs Gaming &
Entertainment, Inc.	720	10,188

Health Care Services (4.7%)
American Dental Partners, Inc. †	265	4,791
AMICAS, Inc. †	2,496	12,380
AMN Healthcare Services, Inc. †	1,783	35,268
Genesis HealthCare Corp. †	2,094	76,473
HCA, Inc.	13,980	705,990
Manor Care, Inc.	10,336	411,063
OCA, Inc. †	400	160
Odyssey Healthcare, Inc. †	1,077	20,075
UnitedHealth Group, Inc.	18,760	1,165,746
		2,431,946

Homebuilding (2.1%)
NVR, Inc. †	1,510	1,060,020

Household Furniture and Appliances (--%)
Select Comfort Corp. †	433	11,843

Insurance (7.9%)
Affirmative Insurance
Holdings, Inc.	427	6,230
American Equity Investment Life
Holding Co. (S)	5,780	75,429
American International Group, Inc.	25,580	1,745,323
American Physicians Capital, Inc. †	498	22,803
AmerUs Group Co. (S)	6,850	388,190
CNA Surety Corp. †	689	10,039
Commerce Group, Inc.	1,264	72,402
Delphi Financial Group Class A	1,209	55,626
Direct General Corp.	631	10,664
Everest Re Group, Ltd. (Barbados)	7,360	738,576
FPIC Insurance Group, Inc. †	167	5,795
HCC Insurance Holdings, Inc.	10,937	324,610
Infinity Property & Casualty Corp.	892	33,191
IPC Holdings, Ltd. (Bermuda)	37	1,013
Midland Co. (The)	267	9,623
National Interstate Corp.	231	4,405
Presidential Life Corp.	777	14,794
Stancorp Financial Group	1,566	78,222
Triad Guaranty, Inc. †	300	13,197
United Fire & Casualty Co.	859	34,729
W.R. Berkley Corp.	6,927	329,864
Zenith National Insurance Corp.	1,948	89,842
		4,064,567

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Investment Banking/Brokerage (1.1%)
Affiliated Managers Group †	4,793	$384,638
Calamos Asset Management, Inc.
Class A	611	19,216
Eaton Vance Corp.	3,425	93,708
IndyMac Bancorp, Inc.	1,640	63,993
		561,555

Leisure (1.3%)
Artic Cat, Inc.	1,163	23,330
Harley-Davidson, Inc. (S)	12,900	664,221
Marine Products Corp.	332	3,483
		691,034

Lodging/Tourism (2.7%)
Las Vegas Sands Corp. †	8,750	345,363
MeriStar Hospitality Corp. † (R)	5,721	53,777
MTR Gaming Group, Inc. †	1,294	13,471
Royal Caribbean Cruises, Ltd.	21,700	977,802
		1,390,413

Machinery (3.1%)
Applied Industrial
Technologies, Inc.	864	29,108
Cascade Corp.	740	34,713
Caterpillar, Inc.	17,790	1,027,728
Terex Corp. †	8,194	486,724
		1,578,273

Manufacturing (0.1%)
Blount International, Inc. †	695	11,071
Titan International, Inc. (S)	899	15,508
		26,579

Medical Technology (0.6%)
Analogic Corp.	784	37,514
Candela Corp. †	367	5,299
Charles River Laboratories
International, Inc. †	60	2,542
Epix Pharmaceuticals, Inc. †	1,560	6,302
Medical Action Industries, Inc. †	212	4,333
Mentor Corp.	1,069	49,260
Respironics, Inc. †	5,509	204,219
		309,469

Metal Fabricators (0.1%)
Brush Engineered Materials, Inc. †	1,625	25,838
Mueller Industries, Inc.	500	13,710
		39,548

Metals (2.4%)
A.M. Castle & Co. †	1,056	23,063
AK Steel Holding Corp. †	29,002	230,566
NS Group, Inc. †	112	4,683
Reliance Steel & Aluminum Co.	496	30,316
Shiloh Industries, Inc. †	288	3,819

COMMON STOCKS (99.9%)* continued

	Shares	Value
Metals continued
Steel Dynamics, Inc.	13,244	$470,294
United States Steel Corp.	9,810	471,567
		1,234,308

Natural Gas Utilities (0.2%)
Energen Corp.	75	2,724
Transmontaigne, Inc. †	2,541	16,771
WGL Holdings, Inc.	2,669	80,230
		99,725

Office Equipment & Supplies (0.1%)
Kimball International, Inc. Class B	611	6,495
Steelcase, Inc.	2,641	41,807
Systemax, Inc. †	944	5,891
		54,193

Oil & Gas (6.9%)
Amerada Hess Corp.	9,490	1,203,522
Cabot Oil & Gas Corp. Class A	199	8,975
Callon Petroleum Co. †	1,115	19,680
Giant Industries, Inc. †	5,032	261,463
Harvest Natural Resources, Inc. †	670	5,950
Occidental Petroleum Corp.	20,188	1,612,617
Petroleum Development Corp. †	882	29,406
Vintage Petroleum, Inc.	7,507	400,348
		3,541,961

Other (2.1%)
iShares Russell 2000 Index Fund	752	50,151
iShares Russell 2000 Value Index Fund	122	15,179
iShares Russell Midcap Growth Index Fund	101	9,490
S&P MidCap 400 Depositary Receipts
(MidCap SPDR Trust Series 1)	130	17,510
S&P 500 Index Depositary Receipts
(SPDR Trust Series 1)	7,950	989,855
		1,082,185

Pharmaceuticals (3.4%)
Endo Pharmaceuticals
Holdings, Inc. †	1,720	52,047
Enzon, Inc. †	1,486	10,996
Johnson & Johnson	21,730	1,305,973
King Pharmaceuticals, Inc. †	4,925	83,331
Medicis Pharmaceutical Corp. Class A	560	17,948
Watson Pharmaceuticals, Inc. †	8,393	272,856
		1,743,151

Power Producers (1.0%)
AES Corp. (The) †	31,900	504,977

Publishing (0.1%)
Hollinger International, Inc.	2,699	24,183

Railroads (--%)
RailAmerica, Inc. †	730	8,023

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Real Estate (2.4%)
Boykin Lodging Co. † (R)	1,150	$14,053
CBL & Associates Properties (R)	9,132	360,805
Cedar Shopping Centers, Inc. (R)	1,372	19,304
CentraCore Properties Trust (R)	590	15,853
Commercial Net Lease Realty (R)	2,472	50,355
Equity Inns, Inc. (R)	12,036	163,088
Hospitality Properties Trust (R)	1,382	55,418
Innkeepers USA Trust (R)	1,000	16,000
LTC Properties, Inc. (R)	1,491	31,356
Mills Corp. (R)	2,598	108,960
National Health Investors, Inc. (R)	4,238	110,018
Nationwide Health Properties, Inc. (R)	3,905	83,567
Newcastle Investment Corp. (R)	1,468	36,480
Novastar Financial, Inc. (R) (S)	780	21,926
Omega Healthcare Investors, Inc. (R)	3,207	40,376
RAIT Investment Trust (R)	4,457	115,525
		1,243,084

Restaurants (0.4%)
Denny’s Corp. †	3,975	16,019
Domino’s Pizza, Inc.	6,057	146,579
Luby’s, Inc. †	1,156	15,375
		177,973

Retail (6.8%)
Blair Corp.	83	3,232
Borders Group, Inc.	4,009	86,875
Buckle, Inc. (The)	862	27,791
Cato Corp. (The) Class A	4,566	97,941
CSK Auto Corp. †	1,065	16,060
Genesco, Inc. †	372	14,430
Home Depot, Inc. (The)	25,810	1,044,789
Ingles Markets, Inc. Class A	337	5,274
Nash Finch Co. (S)	3,383	86,199
Nu Skin Enterprises, Inc. Class A	4,436	77,985
Payless ShoeSource, Inc. †	6,107	153,286
Rent-A-Center, Inc. †	12,463	235,052
Staples, Inc.	32,800	744,888
Stride Rite Corp.	801	10,862
Supervalu, Inc.	12,365	401,615
Timberland Co. (The) Class A †	10,937	355,999
Too, Inc. †	4,273	120,541
Trans World Entertainment Corp. †	1,387	7,906
Wilsons The Leather Experts, Inc. †	603	2,189
		3,492,914

Schools (1.4%)
Apollo Group, Inc. Class A † (S)	7,780	470,379
Career Education Corp. †	5,171	174,366
Education Management Corp. †	2,607	87,361
		732,106

COMMON STOCKS (99.9%)* continued

	Shares	Value
Semiconductor (0.3%)
Advanced Energy Industries, Inc. †	683	$8,080
Lam Research Corp. †	2,186	77,996
Sigmatel, Inc. †	4,175	54,693
		140,769

Shipping (0.2%)
ABX Air, Inc. †	1,699	13,303
Arkansas Best Corp.	1,117	48,791
Maritrans, Inc.	619	16,106
		78,200

Software (4.0%)
Ansoft Corp. †	382	13,007
Atari, Inc. †	3,400	3,672
BMC Software, Inc. †	23,329	478,011
Citrix Systems, Inc. †	16,237	467,301
EPIQ Systems, Inc. †	1,103	20,450
Hyperion Solutions Corp. †	6,037	216,245
MicroStrategy, Inc. †	2,042	168,955
Oracle Corp. †	52,620	642,490
SonicWall, Inc. †	2,716	21,511
SPSS, Inc. †	788	24,373
		2,056,015

Technology Services (0.6%)
Acxiom Corp.	8,181	188,163
MTS Systems Corp.	479	16,593
United Online, Inc.	7,856	111,712
		316,468

Telecommunications (1.8%)
CenturyTel, Inc.	6,831	226,516
Commonwealth Telephone Enterprises, Inc.	785	26,509
Earthlink, Inc. †	41,605	462,232
Intrado, Inc. †	1,100	25,322
Premiere Global Services, Inc. †	18,325	148,982
Talk America Holdings, Inc. †	2,113	18,235
		907,796

Textiles (1.0%)
Columbia Sportswear Co. †	3,092	147,581
DHB Industries, Inc. †	1,931	8,632
Tommy Hilfiger Corp. (Hong Kong) †	5,820	94,517
Wolverine World Wide, Inc.	11,174	250,968
		501,698

Toys (0.4%)
Hasbro, Inc.	7,961	160,653
Jakks Pacific, Inc. †	1,817	38,048
		198,701

Trucks & Parts (0.8%)
Autoliv, Inc. (Sweden)	8,468	384,611

Total common stocks (cost $46,572,607)		$51,338,837

Putnam VT Capital Appreciation Fund

SHORT-TERM INVESTMENTS (7.3%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$3,610,423	$3,603,363
Putnam Prime Money Market Fund (e)	137,054	137,054

Total short-term investments
(cost $3,740,417)		$3,740,417

Total investments (cost $50,313,024)		$55,079,254

See page 267 for Notes to the Portfolios.

Putnam VT Capital Opportunities Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.9%)*

	Shares	Value
Aerospace and Defense (0.1%)
AAR Corp. †	1,081	$25,890
Triumph Group, Inc. †	350	12,814
		38,704

Airlines (0.7%)
Alaska Air Group, Inc. †	2,684	95,872
ExpressJet Holdings, Inc. †	14,134	114,344
World Air Holdings, Inc. †	953	9,168
		219,384

Automotive (2.4%)
BorgWarner, Inc.	6,382	386,941
Tenneco Automotive, Inc. †	21,598	423,537
Visteon Corp. †	2,614	16,364
		826,842

Banking (3.4%)
Anchor BanCorp Wisconsin, Inc.	989	30,006
Center Financial Corp.	259	6,516
City Holding Co.	644	23,152
Corus Bankshares, Inc.	4,657	262,049
First Regional Bancorp †	68	4,593
FirstFed Financial Corp. †	9,580	522,302
Independent Bank Corp.	799	21,757
Lakeland Financial Corp.	100	4,038
Provident Financial Holdings, Inc.	225	5,918
R&G Financial Corp. Class B
(Puerto Rico)	11,053	145,900
Republic Bancorp, Inc. Class A	210	4,505
Southwest Bancorp, Inc.	449	8,980
Taylor Capital Group, Inc.	131	5,292
Westcorp	1,746	116,301
		1,161,309

Biotechnology (0.8%)
Albany Molecular Research, Inc. †	4,264	51,808
Arqule, Inc. †	1,239	7,583
Connetics Corp. †	1,109	16,025
Diversa Corp. †	1,993	9,566
Incyte Pharmaceuticals, Inc. †	1,798	9,601
Regeneron Pharmaceuticals, Inc. †	5,942	94,775
Savient Pharmaceuticals, Inc. †	8,450	31,603
Telik, Inc. †	3,063	52,040
		273,001

Building Materials (0.2%)
Tyler Technologies, Inc. †	2,200	19,316
Universal Forest Products, Inc.	1,014	56,024
		75,340

Chemicals (1.7%)
Georgia Gulf Corp.	17,981	546,982
NewMarket Corp. †	1,476	36,103
		583,085

COMMON STOCKS (99.9%)* continued

	Shares	Value
Commercial and Consumer Services (4.0%)
Administaff, Inc.	7,250	$304,863
Arbitron, Inc.	5,138	195,141
Catalina Marketing Corp.	13,118	332,541
CCC Information Services Group †	441	11,563
Consolidated Graphics, Inc. †	1,553	73,519
Escala Group, Inc. †	786	15,940
HUB Group, Inc. Class A †	1,372	48,500
John H. Harland Co.	5,475	205,860
NCO Group, Inc. †	557	9,424
Spherion Corp. †	1,300	13,013
Startek, Inc.	1,100	19,800
TeleTech Holdings, Inc. †	5,091	61,347
Unifirst Corp.	1,389	43,198
		1,334,709

Communications Equipment (0.2%)
Tekelec †	3,780	52,542

Computers (3.6%)
Brocade Communications
Systems, Inc. †	108,952	443,435
Catapult Communications Corp. †	1,259	18,621
Checkpoint Systems, Inc. †	2,859	70,474
Emulex Corp. †	33,735	667,616
Magma Design Automation, Inc. †	1,821	15,315
Netgear, Inc. †	312	6,006
		1,221,467

Construction (--%)
Huttig Building Products, Inc. †	1,015	8,526

Consumer Cyclicals (--%)
Hooker Furniture Corp.	100	1,715

Consumer Finance (1.8%)
Accredited Home Lenders
Holding Co. †	6,029	298,918
Asta Funding, Inc.	634	17,334
CompuCredit Corp. †	6,605	254,160
World Acceptance Corp. †	1,269	36,167
		606,579

Consumer Goods (2.5%)
Blyth Industries, Inc.	2,849	59,687
Chattem, Inc. †	7,261	264,228
Darling International, Inc. †	2,281	9,056
Yankee Candle Co., Inc. (The)	20,617	527,795
		860,766

Consumer Services (0.8%)
Alderwoods Group, Inc. (Canada) †	3,891	61,750
Geo Group, Inc. (The) †	1,049	24,054
Labor Ready, Inc. †	8,231	171,369
		257,173

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Electric Utilities (0.3%)
Alliant Energy Corp.	322	$9,029
Black Hills Corp.	2,891	100,058
Puget Energy, Inc.	238	4,860
		113,947

Electronics (2.1%)
Agilysys, Inc.	1,055	19,222
FEI Co. †	319	6,115
IXYS Corp. †	2,641	30,873
Methode Electronics, Inc. Class A	2,102	20,957
Omnivision Technologies, Inc. †	13,635	272,155
Portalplayer, Inc. †	8,300	235,056
Stoneridge, Inc. †	1,274	8,434
TriQuint Semiconductor, Inc. †	15,266	67,934
TTM Technologies, Inc. †	3,997	37,572
		698,318

Energy (1.2%)
Atwood Oceanics, Inc. †	322	25,126
Parker Drilling Co. †	35,975	389,609
		414,735

Engineering & Construction (--%)
Noble International, Ltd.	681	14,192

Financial (1.5%)
Asset Acceptance Capital Corp. †	916	20,573
Radian Group, Inc.	8,371	490,457
Student Loan Corp.	7	1,465
		512,495

Food (--%)
American Italian Pasta Co. Class A	1,632	11,098

Forest Products and Packaging (2.0%)
Albany International Corp.	8,386	303,238
CSS Industries, Inc.	419	12,876
Graphic Packaging Corp. †	1,476	3,365
Grief, Inc. Class A	2,362	156,553
Louisiana-Pacific Corp.	7,588	208,442
		684,474

Gaming & Lottery (0.1%)
Dover Downs Gaming &
Entertainment, Inc.	1,061	15,013

Health Care Services (2.9%)
American Dental Partners, Inc. †	391	7,069
AMICAS, Inc. †	4,127	20,470
AMN Healthcare Services, Inc. †	3,198	63,256
Genesis HealthCare Corp. †	3,898	142,355
Manor Care, Inc.	18,401	731,808
OCA, Inc. †	600	240
Odyssey Healthcare, Inc. †	1,586	29,563
		994,761

COMMON STOCKS (99.9%)* continued

	Shares	Value
Household Furniture and Appliances (0.1%)
Select Comfort Corp. †	638	$17,449

Insurance (8.2%)
Affirmative Insurance
Holdings, Inc.	629	9,177
American Equity Investment Life
Holding Co.	9,553	124,667
American Physicians Capital, Inc. †	734	33,610
AmerUs Group Co.	12,219	692,451
CNA Surety Corp. †	1,015	14,789
Commerce Group, Inc.	2,036	116,622
Delphi Financial Group Class A	1,826	84,014
Direct General Corp.	930	15,717
FPIC Insurance Group, Inc. †	276	9,577
HCC Insurance Holdings, Inc.	21,086	625,832
Infinity Property & Casualty Corp.	1,568	58,345
IPC Holdings, Ltd. (Bermuda)	55	1,506
Midland Co. (The)	393	14,164
National Interstate Corp.	341	6,503
Presidential Life Corp.	200	3,808
Stancorp Financial Group	3,104	155,045
Triad Guaranty, Inc. †	443	19,488
United Fire & Casualty Co.	800	32,344
W.R. Berkley Corp.	11,908	567,059
Zenith National Insurance Corp.	3,721	171,613
		2,756,331

Investment Banking/Brokerage (2.9%)
Affiliated Managers Group †	8,548	685,977
Calamos Asset Management, Inc.
Class A	900	28,305
Eaton Vance Corp.	6,245	170,863
IndyMac Bancorp, Inc.	2,656	103,637
		988,782

Leisure (0.1%)
Artic Cat, Inc.	1,713	34,363
Marine Products Corp.	489	5,130
		39,493

Lodging/Tourism (0.3%)
MeriStar Hospitality Corp. † (R)	9,461	88,933
MTR Gaming Group, Inc. †	1,906	19,841
		108,774

Machinery (3.0%)
Applied Industrial
Technologies, Inc.	1,542	51,950
Cascade Corp.	1,280	60,045
Terex Corp. †	15,058	894,445
		1,006,440

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Manufacturing (0.1%)
Blount International, Inc. †	1,024	$16,312
Titan International, Inc.	1,324	22,839
		39,151

Medical Technology (1.6%)
Analogic Corp.	1,327	63,497
Candela Corp. †	541	7,812
Charles River Laboratories
International, Inc. †	88	3,729
Epix Pharmaceuticals, Inc. †	2,271	9,175
Medical Action Industries, Inc. †	312	6,377
Mentor Corp.	1,766	81,377
Respironics, Inc. †	10,242	379,671
		551,638

Metal Fabricators (0.2%)
Brush Engineered Materials, Inc. †	2,394	38,065
Mueller Industries, Inc.	607	16,644
		54,709

Metals (4.1%)
A.M. Castle & Co. †	1,556	33,983
AK Steel Holding Corp. †	53,412	424,625
NS Group, Inc. †	165	6,899
Reliance Steel & Aluminum Co.	873	53,358
Shiloh Industries, Inc. †	424	5,622
Steel Dynamics, Inc.	24,329	863,923
		1,388,410

Natural Gas Utilities (0.5%)
Energen Corp.	111	4,032
Transmontaigne, Inc. †	3,743	24,704
WGL Holdings, Inc.	4,949	148,767
		177,503

Office Equipment & Supplies (0.3%)
Kimball International, Inc. Class B	900	9,567
Steelcase, Inc.	4,541	71,884
Systemax, Inc. †	1,390	8,674
		90,125

Oil & Gas (3.8%)
Cabot Oil & Gas Corp. Class A	294	13,259
Callon Petroleum Co. †	1,643	28,999
Giant Industries, Inc. †	9,123	474,031
Harvest Natural Resources, Inc. †	987	8,765
Petroleum Development Corp. †	1,552	51,744
Vintage Petroleum, Inc.	13,370	713,022
		1,289,820

Other (1.0%)
iShares Russell 2000 Index Fund	2,766	184,465
iShares Russell 2000 Value Index Fund	432	53,749

COMMON STOCKS (99.9%)* continued

	Shares	Value
Other continued
iShares Russell Midcap Growth Index Fund	359	$33,732
S&P MidCap 400 Depositary Receipts
(MidCap SPDR Trust Series 1)	478	64,382
		336,328

Pharmaceuticals (2.4%)
Endo Pharmaceuticals
Holdings, Inc. †	3,461	104,730
Enzon, Inc. †	2,188	16,191
King Pharmaceuticals, Inc. †	8,742	147,915
Medicis Pharmaceutical Corp.
Class A	1,552	49,742
Watson Pharmaceuticals, Inc. †	15,061	489,633
		808,211

Publishing (0.1%)
Hollinger International, Inc.	5,393	48,321

Railroads (--%)
RailAmerica, Inc. †	1,075	11,814

Real Estate (6.5%)
Boykin Lodging Co. † (R)	1,694	20,701
CBL & Associates Properties (R)	16,305	644,211
Cedar Shopping Centers, Inc. (R)	2,268	31,911
CentraCore Properties Trust (R)	1,017	27,327
Commercial Net Lease Realty (R)	4,085	83,211
Equity Inns, Inc. (R)	23,195	314,292
Hospitality Properties Trust (R)	2,355	94,436
Innkeepers USA Trust (R)	1,400	22,400
LTC Properties, Inc. (R)	2,655	55,835
Mills Corp. (R)	4,616	193,595
National Health Investors, Inc. (R)	7,467	193,843
Nationwide Health
Properties, Inc. (R)	7,403	158,424
Newcastle Investment Corp. (R)	2,501	62,150
Novastar Financial, Inc. (R)	1,097	30,837
Omega Healthcare
Investors, Inc. (R)	5,450	68,616
RAIT Investment Trust (R)	7,533	195,255
		2,197,044

Restaurants (0.9%)
Denny’s Corp. †	5,856	23,600
Domino’s Pizza, Inc.	10,568	255,746
Luby’s, Inc. †	1,703	22,650
		301,996

Retail (9.1%)
Blair Corp.	123	4,790
Borders Group, Inc.	8,318	180,251
Buckle, Inc. (The)	1,616	52,100
Cato Corp. (The) Class A	8,513	182,604

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Retail continued
CSK Auto Corp. †	1,569	$23,661
Genesco, Inc. †	616	23,895
Ingles Markets, Inc. Class A	496	7,762
Nash Finch Co.	6,548	166,843
Nu Skin Enterprises, Inc. Class A	7,769	136,579
Payless ShoeSource, Inc. †	11,103	278,685
Rent-A-Center, Inc. †	23,623	445,530
Stride Rite Corp.	1,179	15,987
Supervalu, Inc.	22,044	715,989
Timberland Co. (The) Class A †	19,345	629,680
Too, Inc. †	7,475	210,870
Trans World Entertainment Corp. †	2,044	11,651
Wilsons The Leather Experts, Inc. †	997	3,619
		3,090,496

Schools (1.5%)
Career Education Corp. †	9,150	308,538
Education Management Corp. †	5,614	188,125
		496,663

Semiconductor (0.7%)
Advanced Energy Industries, Inc. †	1,006	11,901
Lam Research Corp. †	3,614	128,948
Sigmatel, Inc. †	6,900	90,390
		231,239

Shipping (0.4%)
ABX Air, Inc. †	2,503	19,598
Arkansas Best Corp.	1,911	83,472
Maritrans, Inc.	911	23,704
		126,774

Software (7.5%)
Ansoft Corp. †	563	19,170
Atari, Inc. †	5,200	5,616
BMC Software, Inc. †	42,103	862,690
Citrix Systems, Inc. †	28,943	832,980
EPIQ Systems, Inc. †	1,625	30,128
Hyperion Solutions Corp. †	11,276	403,906
MicroStrategy, Inc. †	3,690	305,311
SonicWall, Inc. †	4,000	31,680
SPSS, Inc. †	1,161	35,910
		2,527,391

Technology Services (1.6%)
Acxiom Corp.	14,893	342,539
MTS Systems Corp.	705	24,421
United Online, Inc.	13,121	186,581
		553,541

COMMON STOCKS (99.9%)* continued

	Shares	Value
Telecommunications (4.9%)
CenturyTel, Inc.	12,898	$427,698
Commonwealth Telephone
Enterprises, Inc.	1,384	46,738
Earthlink, Inc. †	74,056	822,762
Intrado, Inc. †	1,621	37,315
Premiere Global Services, Inc. †	35,176	285,981
Talk America Holdings, Inc. †	3,113	26,865
		1,647,359

Textiles (2.7%)
Columbia Sportswear Co. †	5,625	268,481
DHB Industries, Inc. †	3,480	15,556
Tommy Hilfiger Corp. (Hong Kong) †	11,130	180,751
Wolverine World Wide, Inc.	19,470	437,296
		902,084

Toys (1.1%)
Hasbro, Inc.	14,157	285,688
Jakks Pacific, Inc. †	3,478	72,829
		358,517

Trucks & Parts (2.0%)
Autoliv, Inc. (Sweden)	15,108	686,195

Total common stocks (cost $30,610,700)		$33,812,773

SHORT-TERM INVESTMENTS (0.4%)* (cost $141,694)

	Shares	Value

Putnam Prime Money Market Fund (e)	141,694	$141,694

Total investments (cost $30,752,394)		$33,954,467

See page 267 for Notes to the Portfolios.

Putnam VT Discovery Growth Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.8%)*

	Shares	Value
Aerospace and Defense (2.2%)
Aeroflex, Inc. †	8,700	$93,525
DRS Technologies, Inc.	5,800	298,236
L-3 Communications Holdings, Inc.	5,300	394,055
Lockheed Martin Corp.	1,700	108,171
		893,987

Airlines (0.2%)
Southwest Airlines Co.	4,850	79,686

Automotive (0.5%)
Oshkosh Truck Corp.	4,900	218,491

Banking (3.8%)
Commerce Bancorp, Inc.	14,624	503,212
Compass Bancshares, Inc.	38	1,835
Corus Bankshares, Inc.	3,400	191,318
Marshall & Ilsley Corp.	2,000	86,080
U.S. Bancorp	11,950	357,186
UnionBanCal Corp.	2,900	199,288
Washington Mutual, Inc.	5,050	219,675
		1,558,594

Biotechnology (2.4%)
Amgen, Inc. †	3,200	252,352
Amylin Pharmaceuticals, Inc. †	3,500	139,720
Genentech, Inc. †	700	64,750
Invitrogen Corp. †	2,600	173,264
MedImmune, Inc. †	10,800	378,216
		1,008,302

Broadcasting (0.2%)
XM Satellite Radio Holdings, Inc. Class A †	2,450	66,836

Building Materials (0.5%)
Sherwin Williams Co.	2,500	113,550
Vulcan Materials Co.	1,100	74,525
		188,075

Coal (1.4%)
CONSOL Energy, Inc.	3,500	228,130
International Coal Group, Inc. †	4,290	40,755
Peabody Energy Corp.	3,500	288,470
		557,355

Commercial and Consumer Services (4.3%)
ARAMARK Corp. Class B	5,500	152,790
Consolidated Graphics, Inc. †	3,000	142,020
eBay, Inc. †	6,500	281,125
Google, Inc. Class A †	250	103,715
John H. Harland Co.	3,100	116,560
Manpower, Inc.	5,000	232,500
VistaPrint, Ltd. (Bermuda) †	3,200	72,813
Walter Industries, Inc.	4,400	218,768
West Corp. †	4,600	193,890
Yahoo!, Inc. †	5,800	227,244
		1,741,425

COMMON STOCKS (99.8%)* continued

	Shares	Value
Communications Equipment (1.3%)
Cisco Systems, Inc. †	16,850	$288,472
Nice Systems, Ltd. ADR (Israel) †	1,700	81,872
Qualcomm, Inc.	3,800	163,704
		534,048

Computers (4.7%)
Apple Computer, Inc. †	3,300	237,237
Dell, Inc. †	10,380	311,296
EMC Corp. †	18,250	248,565
Intergraph Corp. †	4,900	244,069
j2 Global Communications, Inc. †	4,300	183,782
NCR Corp. †	4,400	149,336
Patni Computer Systems, Ltd. ADR
(India) †	200	4,636
Seagate Technology
(Cayman Islands) †	15,200	303,848
Western Digital Corp. †	10,853	201,974
		1,884,743

Conglomerates (0.3%)
Danaher Corp.	2,150	119,927

Consumer Cyclicals (1.1%)
Harman International
Industries, Inc.	2,000	195,700
Tupperware Corp.	10,600	237,440
		433,140

Consumer Finance (2.8%)
Capital One Financial Corp.	3,200	276,480
Countrywide Financial Corp.	9,100	311,129
MBNA Corp.	20,500	556,575
		1,144,184

Consumer Goods (1.1%)
Chattem, Inc. †	4,300	156,477
Weight Watchers
International, Inc. †	5,500	271,865
		428,342

Consumer Services (1.5%)
Interline Brands, Inc. †	7,600	172,900
Labor Ready, Inc. †	12,900	268,578
Talx Corp.	4,000	182,840
		624,318

Electric Utilities (0.4%)
Exelon Corp.	3,150	167,391

Electrical Equipment (1.1%)
WESCO International, Inc. †	10,600	452,938

Electronics (2.8%)
Amphenol Corp. Class A	3,500	154,910
Atmel Corp. †	53,600	165,624
Freescale Semiconductor, Inc. Class A †	10,900	274,571

Putnam VT Discovery Growth Fund

COMMON STOCKS (99.8%)* continued

	Shares	Value
Electronics continued
Freescale Semiconductor, Inc. Class B †	2,950	$74,252
Intel Corp.	12,100	302,016
Texas Instruments, Inc.	4,900	157,143
		1,128,516

Energy (4.4%)
Cal Dive International, Inc. †	6,600	236,874
Cooper Cameron Corp. †	7,600	314,640
Hercules Offshore, Inc. †	2,100	59,661
Patterson-UTI Energy, Inc.	5,700	187,815
Pride International, Inc. †	10,300	316,725
Rowan Cos., Inc.	6,100	217,404
Unit Corp. †	4,200	231,126
Veritas DGC, Inc. †	5,600	198,744
		1,762,989

Energy (Oil Field) (0.1%)
Suntech Power Holdings Co., Ltd.
ADR (China) †	750	20,438

Entertainment (-%)
Speedway Motorsports, Inc.	100	3,467

Environmental (0.4%)
Clean Harbors, Inc. †	4,900	141,169

Financial (0.3%)
WFS Financial, Inc. †	1,800	137,070

Forest Products and Packaging (0.7%)
Crown Holdings, Inc. †	13,700	267,561

Gaming & Lottery (1.1%)
Ameristar Casinos, Inc.	6,600	149,820
GTECH Holdings Corp.	9,400	298,356
		448,176

Health Care Services (5.1%)
Bio-Rad Laboratories, Inc.
Class A †	1,000	65,440
Cardinal Health, Inc.	2,850	195,938
Cerner Corp. †	3,200	290,912
Express Scripts, Inc. †	1,050	87,990
HCA, Inc.	1,900	95,950
Henry Schein, Inc. †	3,100	135,284
Humana, Inc. †	1,450	78,779
Medco Health Solutions, Inc. †	2,000	111,600
Pediatrix Medical Group, Inc. †	3,700	327,709
Sierra Health Services, Inc. †	3,900	311,844
UnitedHealth Group, Inc.	3,850	239,239
WellPoint, Inc. †	1,650	131,654
		2,072,339

COMMON STOCKS (99.8%)* continued

	Shares	Value
Homebuilding (0.7%)
Desarrolladora Homex SA de CV ADR
(Mexico) †	4,400	$134,992
NVR, Inc. †	200	140,400
		275,392

Household Furniture and Appliances (0.5%)
Conn’s, Inc. †	5,900	217,533

Insurance (3.3%)
ACE, Ltd. (Bermuda)	2,600	138,944
American International Group, Inc.	7,400	504,902
AmerUs Group Co.	2,400	136,008
Everest Re Group, Ltd. (Barbados)	1,400	140,490
Safety Insurance Group, Inc.	3,000	121,110
W.R. Berkley Corp.	6,100	290,482
		1,331,936

Investment Banking/Brokerage (1.8%)
Bear Stearns Cos., Inc. (The)	1,100	127,083
Calamos Asset Management, Inc. Class A	4,100	128,945
Lehman Brothers Holdings, Inc.	1,150	147,396
Nuveen Investments, Inc. Class A	7,300	311,126
		714,550

Leisure (0.6%)
Brunswick Corp.	4,100	166,706
Harley-Davidson, Inc.	1,850	95,257
		261,963

Lodging/Tourism (1.1%)
Choice Hotels International, Inc.	4,300	179,568
Las Vegas Sands Corp. †	2,850	112,490
Royal Caribbean Cruises, Ltd.	3,250	146,445
		438,503

Machinery (3.7%)
Caterpillar, Inc.	3,500	202,195
Cummins, Inc.	2,400	215,352
JLG Industries, Inc.	6,900	315,054
Parker-Hannifin Corp.	5,250	346,290
Timken Co.	8,500	272,170
Wabtec Corp.	5,300	142,570
		1,493,631

Medical Technology (6.5%)
Bausch & Lomb, Inc.	3,400	230,860
Baxter International, Inc.	4,100	154,365
Becton, Dickinson and Co.	2,250	135,180
Charles River Laboratories
International, Inc. †	4,500	190,665
Cynosure, Inc. Class A †	185	3,883
Dade Behring Holdings, Inc.	7,600	310,764
DJ Orthopedics, Inc. †	1,400	38,612
Kinetic Concepts, Inc. †	6,300	250,488

Putnam VT Discovery Growth Fund

COMMON STOCKS (99.8%)* continued

	Shares	Value
Medical Technology continued
LCA-Vision, Inc.	4,000	$190,040
Medtronic, Inc.	3,400	195,738
Mentor Corp.	3,700	170,496
St. Jude Medical, Inc. †	2,000	100,400
Sybron Dental Specialties, Inc. †	6,000	238,860
Varian Medical Systems, Inc. †	8,500	427,890
		2,638,241

Metals (1.4%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	6,300	338,940
Steel Dynamics, Inc.	5,900	209,509
		548,449

Oil & Gas (4.7%)
Amerada Hess Corp.	1,200	152,184
Apache Corp.	2,200	150,744
Bronco Drilling Co., Inc. †	2,130	49,011
Devon Energy Corp.	2,000	125,080
Giant Industries, Inc. †	3,700	192,252
Marathon Oil Corp.	2,800	170,716
Noble Energy, Inc.	6,700	270,010
Occidental Petroleum Corp.	2,750	219,670
Sunoco, Inc.	3,200	250,816
Universal Compression
Holdings, Inc. †	3,500	143,920
Valero Energy Corp.	3,800	196,080
		1,920,483

Pharmaceuticals (5.0%)
Barr Pharmaceuticals, Inc. †	4,800	298,992
Cephalon, Inc. †	4,900	317,226
Endo Pharmaceuticals Holdings, Inc. †	6,200	187,612
Hospira, Inc. †	7,600	325,128
Johnson & Johnson	7,150	429,715
Salix Pharmaceuticals, Ltd. †	3,500	61,530
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	1,450	62,365
Watson Pharmaceuticals, Inc. †	3,700	120,287
Wyeth	4,600	211,922
		2,014,777

Power Producers (0.2%)
AES Corp. (The) †	4,550	72,027

Publishing (1.4%)
McGraw-Hill Companies, Inc. (The)	2,500	129,075
R. H. Donnelley Corp. †	6,100	375,882
R. R. Donnelley & Sons Co.	2,350	80,394
		585,351

Real Estate (0.8%)
CB Richard Ellis Group, Inc. Class A †	5,200	306,020

COMMON STOCKS (99.8%)* continued

	Shares	Value
Restaurants (2.0%)
Domino’s Pizza, Inc.	8,800	$212,960
McDonald’s Corp.	2,350	79,242
Red Robin Gourmet Burgers, Inc. †	4,600	234,416
Starbucks Corp. †	4,550	136,546
Yum! Brands, Inc.	3,300	154,704
		817,868

Retail (6.5%)
Abercrombie & Fitch Co. Class A	1,750	114,065
Advance Auto Parts, Inc. †	7,050	306,393
Aeropostale, Inc. †	8,600	226,180
American Eagle Outfitters, Inc.	4,400	101,112
Best Buy Co., Inc.	2,950	128,266
Great Atlantic & Pacific Tea Co. †	7,700	244,706
Home Depot, Inc. (The)	5,400	218,592
Lowe’s Cos., Inc.	3,000	199,980
Michaels Stores, Inc.	8,800	311,256
New York & Company, Inc. †	8,700	184,440
Pacific Sunwear of California, Inc. †	6,100	152,012
Staples, Inc.	10,500	238,455
Stein Mart, Inc.	6,500	117,975
Whole Foods Market, Inc.	1,100	85,129
		2,628,561

Schools (0.8%)
Apollo Group, Inc. Class A †	1,300	78,598
Career Education Corp. †	7,300	246,156
		324,754

Semiconductor (1.6%)
Applied Materials, Inc.	7,300	130,962
Brooks Automation, Inc. †	11,300	141,589
Lam Research Corp. †	10,300	367,504
		640,055

Shipping (0.5%)
J. B. Hunt Transport Services, Inc.	8,600	194,704

Software (3.8%)
Adobe Systems, Inc.	2,550	94,248
Autodesk, Inc.	1,950	83,753
Blackboard, Inc. †	6,300	182,574
Cadence Design Systems, Inc. †	10,100	170,892
Citrix Systems, Inc. †	1,950	56,121
Epicor Software Corp. †	10,200	144,126
FileNET Corp. †	4,400	113,740
MarketSoft Software Corp. (acquired
8/12/04, cost $46) (Private) ‡ † (F)	804	1
McAfee, Inc. †	2,800	75,964
Oracle Corp. †	10,450	127,595
Parametric Technology Corp. †	25,100	153,110
Progress Software Corp. †	6,800	192,984
SSA Global Technologies, Inc. †	7,700	140,063
		1,535,171

Putnam VT Discovery Growth Fund

COMMON STOCKS (99.8%)* continued

		Shares	Value
Technology Services (3.9%)
Accenture, Ltd. Class A (Bermuda)		2,650	$76,506
Automatic Data Processing, Inc.		2,150	98,664
CSG Systems International, Inc. †		11,200	249,984
Fair Isaac Corp.		7,550	333,484
Fiserv, Inc. †		6,850	296,400
Global Payments, Inc.		6,800	316,948
IHS, Inc. Class A †		2,780	57,046
Transaction Systems
Architects, Inc. †		5,500	158,345
			1,587,377

Telecommunications (1.2%)
Nextel Partners, Inc. Class A †		10,500	293,370
Sprint Nextel Corp.		7,800	182,208
			475,578

Textiles (1.7%)
Armor Holdings, Inc. †		6,100	260,165
K-Swiss, Inc. Class A		7,100	230,324
Phillips-Van Heusen Corp.		6,600	213,840
			704,329

Tobacco (0.6%)
Altria Group, Inc.		3,050	227,896

Transportation (0.3%)
Hornbeck Offshore Services, Inc. †		3,700	120,990

Transportation Services (0.5%)
United Parcel Service, Inc. Class B		2,800	210,409

Total common stocks (cost $34,605,521)			$40,370,055

CONVERTIBLE PREFERRED STOCKS (0.1%)*

		Shares	Value

MarketSoft Software Corp. Ser. D,
zero % cv. pfd. (acquired various
dates from 12/07/00 to 08/12/04,
cost $154,454) (Private) ‡ † (F)		25,369	$23,447
Totality Corp. Ser. D, $0.346
cum. cv. pfd. (acquired 07/27/00,
cost $45,808) (Private) ‡ † (F)		16,600	830

Total convertible preferred stocks
(cost $200,262)			$24,277

Total investments (cost $34,805,783)			$40,394,332

WRITTEN OPTIONS OUTSTANDING at 12/31/05

(premiums received $610)

	Contract	Expiration date/
	amount	strike price	Value

Commerce Bancorp, Inc. (Call)	547	Jan-06/ 38.03	$33
Invitro (Call)	203	Jan-06/ 72.84	72
Kinetic Concepts, Inc. (Put)	571	Jan-06/ 34.18	51

Total			$156

See page 267 for Notes to the Portfolios.

Putnam VT Diversified Income Fund

The fund’s portfolio 12/31/05

CORPORATE BONDS AND NOTES (21.5%)*

		Principal amount	Value

Basic Materials (1.6%)
ALROSA Finance SA 144A company
guaranty 8 7/8s, 2014 (Luxembourg)		$700,000	$802,270
Chaparral Steel Co. company
guaranty 10s, 2013		366,000	394,365
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	201,000	253,298
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero %
(12s, 6/1/08), 2013 ††		$240,000	207,600
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		650,000	588,250
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero %
(10s, 10/1/09), 2014 ††		269,000	197,715
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		441,000	478,485
Georgia-Pacific Corp. sr. notes 8s, 2024		173,000	165,215
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		580,000	639,450
Huntsman, LLC company
guaranty 11 5/8s, 2010		214,000	243,693
Innophos, Inc. 144A
sr. sub. notes 9 5/8s, 2014		189,000	190,418
International Steel Group, Inc.
sr. notes 6 1/2s, 2014		110,000	110,000
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		185,000	170,200
JSG Holding PLC 144A
sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	377,337	411,654
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		$200,000	200,000
Nalco Co. sr. sub. notes 9s, 2013	EUR	60,000	76,319
Nalco Co. sr. sub. notes 8 7/8s, 2013		$609,000	637,928
Novelis, Inc. 144A
sr. notes 7 1/2s, 2015		620,000	578,150
PQ Corp. 144A company
guaranty 7 1/2s, 2013		74,000	68,820
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	250,000	304,580
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009		$640,000	675,200
Sterling Chemicals, Inc. sec.
notes 10s, 2007 ‡‡		132,968	127,649
Stone Container Corp.
sr. notes 8 3/8s, 2012		310,000	299,925
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		120,000	109,200
United States Steel, LLC
sr. notes 10 3/4s, 2008		240,000	265,200
			8,195,584

CORPORATE BONDS AND NOTES (21.5%)* continued

		Principal amount	Value

Capital Goods (1.2%)
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008		$558,000	$586,598
BE Aerospace, Inc.
sr. notes 8 1/2s, 2010		70,000	74,725
Blount, Inc. sr. sub. notes 8 7/8s, 2012		443,000	467,365
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		362,000	362,905
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04, cost $236,160) ‡		720,000	397,800
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		603,000	584,910
Legrand SA debs. 8 1/2s,
2025 (France)		858,000	1,031,745
Manitowoc Co., Inc. (The)
company guaranty 10 1/2s, 2012		52,000	57,850
Manitowoc Co., Inc. (The)
company guaranty 10 3/8s, 2011	EUR	145,000	184,438
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		$185,000	190,088
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		95,000	81,225
Mueller Group, Inc.
sr. sub. notes 10s, 2012		215,000	228,438
Owens-Brockway Glass sr. sec.
notes 8 3/4s, 2012		306,000	328,950
Owens-Illinois, Inc. debs.
7.8s, 2018		192,000	191,040
Siebe PLC 144A sr. unsub. 6 1/2s,
2010 (United Kingdom)		314,000	270,433
Terex Corp. company
guaranty 9 1/4s, 2011		160,000	170,800
Terex Corp. company
guaranty Ser. B, 10 3/8s, 2011		595,000	632,931
			5,842,241

Communication Services (1.3%)
Alamosa Delaware, Inc. company
guaranty 12s, 2009		227,000	248,281
Alamosa Delaware, Inc. company
guaranty 11s, 2010		301,000	339,378
American Cellular Corp. company
guaranty 9 1/2s, 2009		170,000	177,438
Asia Global Crossing, Ltd.
sr. notes 13 3/8s, 2010
(Bermuda) (In default) †		465,058	19,765
Cincinnati Bell Telephone company
guaranty 6.3s, 2028		120,000	109,200
Cincinnati Bell, Inc. company
guaranty 7s, 2015		442,000	433,160
Cincinnati Bell, Inc.
sr. sub. notes 8 3/8s, 2014		20,000	19,675
Cincinnati Bell, Inc.
unsub. notes 7 1/4s, 2023		335,000	324,113
Citizens Communications Co.
sr. notes 6 1/4s, 2013		1,298,000	1,255,815

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value

Communication Services continued
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	$165,000	$169,538
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	255,000	262,969
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 10/15/08), 2012
(United Kingdom) ††	585,000	487,744
iPCS, Inc. sr. notes 11 1/2s, 2012	245,000	281,138
IWO Holdings, Inc. sec. FRN 7.9s, 2012	63,000	65,363
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	328,000	337,020
Qwest Corp. notes 8 7/8s, 2012	947,000	1,067,743
Qwest Corp. 144A sr. notes
7 5/8s, 2015	309,000	330,630
Rogers Cantel, Inc. debs. 9 3/4s,
2016 (Canada)	126,000	152,145
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	170,000	171,700
SBA Communications Corp.
sr. notes 8 1/2s, 2012	114,000	126,540
SBA Telecommunications, Inc./SBA
Communications Corp. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 12/15/07), 2011 ††	172,000	159,530
U S West, Inc. debs. 7 1/4s, 2025	148,000	147,260
		6,686,145

Consumer Cyclicals (4.6%)
ArvinMeritor, Inc. notes 8 3/4s, 2012	220,000	210,650
Autonation, Inc. company
guaranty 9s, 2008	785,000	842,894
Boyd Gaming Corp.
sr. sub. notes 8 3/4s, 2012	540,000	581,175
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	130,000	136,175
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	121,000	120,093
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	246,256	251,489
Coinmach Corp. sr. notes 9s, 2010	757,000	792,958
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	560,000	607,600
Dana Corp. notes 10 1/8s, 2010	140,000	119,700
Dana Corp. notes 9s, 2011	450,000	362,250
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	38,000	39,805
Dex Media, Inc. notes 8s, 2013	175,000	178,500
FelCor Lodging LP company
guaranty 9s, 2008 (R)	427,000	467,565
General Motors Acceptance Corp. FRN
5.1s, 2007	265,000	248,392
General Motors Acceptance Corp. FRN
Ser. MTN, 5.22s, 2007	530,000	500,614

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	$670,000	$653,250
HMH Properties, Inc. company
guaranty Ser. B, 7 7/8s, 2008 (R)	63,000	63,709
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	615,000	630,375
JC Penney Co., Inc. debs. 7.95s, 2017	428,000	497,139
JC Penney Co., Inc. debs. 7 1/8s, 2023	375,000	417,475
JC Penney Co., Inc. notes 8s, 2010	20,000	21,905
Jostens IH Corp. company
guaranty 7 5/8s, 2012	543,000	545,715
KB Home company guaranty
5 7/8s, 2015	177,000	166,925
KB Home sr. notes 5 3/4s, 2014	253,000	238,546
Levi Strauss & Co.
sr. notes 12 1/4s, 2012	275,000	306,625
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	502,000	522,080
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)	367,000	400,030
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	180,000	163,800
Meritor Automotive, Inc.
notes 6.8s, 2009	340,000	317,050
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	395,000	428,081
MGM Mirage, Inc. company
guaranty 6s, 2009	881,000	875,494
Mirage Resorts, Inc. debs.
7 1/4s, 2017	139,000	141,433
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012	362,000	282,360
Owens Corning notes 7 1/2s,
2005 (In default) † ****	404,000	310,070
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	390,000	397,313
Park Place Entertainment Corp.
sr. notes 7 1/2s, 2009	750,000	798,750
Park Place Entertainment Corp.
sr. notes 7s, 2013	415,000	443,954
Park Place Entertainment Corp.
sr. sub. notes 8 7/8s, 2008	185,000	200,031
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	191,000	197,446
PRIMEDIA, Inc. sr. notes 8s, 2013	521,000	440,896
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	255,000	234,919
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	390,000	439,725
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	300,000	293,250
Resorts International Hotel and
Casino, Inc. company
guaranty 11 1/2s, 2009	345,000	382,088

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Russell Corp. company
guaranty 9 1/4s, 2010	$345,000	$351,038
Scientific Games Corp. company
guaranty 6 1/4s, 2012	499,000	490,891
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	560,000	576,800
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	335,000	327,881
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 7/8s, 2012	455,000	501,638
Starwood Hotels & Resorts
Worldwide, Inc. debs. 7 3/8s, 2015	425,000	461,125
Station Casinos, Inc. sr. notes 6s, 2012	430,000	428,925
Station Casinos, Inc.
sr. sub. notes 6 7/8s, 2016	420,000	429,450
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	327,000	309,015
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	331,000	361,618
Texas Industries, Inc. 144A
sr. notes 7 1/4s, 2013	122,000	126,575
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	504,000	486,360
Toys R Us, Inc. notes 7 5/8s, 2011	56,000	45,920
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	87,000	84,825
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	455,000	478,888
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	669,000	658,965
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	620,000	502,200
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	428,000	416,230
		23,308,638

Consumer Staples (3.0%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	445,000	444,444
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	379,000	342,995
Archibald Candy Corp. company
guaranty 10s,
2007 (In default) (F) †	79,400	4,149
Ashtead Holdings PLC 144A
sr. notes 8 5/8s, 2015
(United Kingdom)	155,000	163,138
Brand Services, Inc. company
guaranty 12s, 2012	490,000	514,500
CCH I Holdings LLC 144A company
guaranty 11 1/8s, 2014	264,000	153,780
CCH I Holdings LLC 144A company
guaranty 10s, 2014	249,000	141,308

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value

Consumer Staples continued
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††	$88,000	$41,580
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %
(11 3/4s, 5/15/06), 2014 ††	66,000	36,630
CCH I LLC 144A secd. notes 11s, 2015	1,048,000	880,320
Church & Dwight Co., Inc. company
guaranty 6s, 2012	349,000	343,765
Cinemark USA, Inc.
sr. sub. notes 9s, 2013	235,000	248,513
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	805,000	595,700
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8 1/8s, 2012	380,000	398,050
CSC Holdings, Inc. debs. 7 5/8s, 2018	156,000	148,200
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	300,000	298,500
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012	854,000	807,030
Dean Foods Co. sr. notes 6 5/8s, 2009	718,000	731,463
Del Monte Corp. company
guaranty 6 3/4s, 2015	250,000	243,750
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	470,000	499,375
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	775,000	757,563
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	1,637,000	1,569,474
Granite Broadcasting Corp. sec.
notes 9 3/4s, 2010	412,000	379,040
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	89,000	76,540
Jean Coutu Group, Inc.
sr. notes 7 5/8s, 2012 (Canada)	428,000	421,580
Jean Coutu Group, Inc.
sr. sub. notes 8 1/2s, 2014 (Canada)	212,000	193,980
Kabel Deutscheland GmbH 144A
company guaranty 10 5/8s,
2014 (Germany)	350,000	368,375
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	563,000	536,258
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	206,000	215,785
Playtex Products, Inc. sec.
notes 8s, 2011	630,000	670,950
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	369,000	363,465
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	366,000	389,790
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	625,000	556,250
Sbarro, Inc. company guaranty
11s, 2009	552,000	549,240

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value

Consumer Staples continued
Scotts Co. (The)
sr. sub. notes 6 5/8s, 2013	$215,000	$217,688
Six Flags, Inc. sr. notes 9 5/8s, 2014	275,000	267,438
Young Broadcasting, Inc. company
guaranty 10s, 2011	318,000	297,728
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	300,000	264,375
		15,132,709

Energy (3.6%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	1,110,000	1,130,813
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	408,000	438,600
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014 (Canada)	620,000	626,975
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	903,000	959,438
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	420,000	411,075
Dresser, Inc. company
guaranty 9 3/8s, 2011	636,000	669,390
Exco Resources, Inc. company
guaranty 7 1/4s, 2011	595,000	603,925
Forest Oil Corp. sr. notes 8s, 2011	465,000	508,013
Forest Oil Corp. sr. notes 8s, 2008	185,000	192,863
Gazprom OAO 144A notes 9 5/8s,
2013 (Germany)	240,000	289,500
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	456,000	453,720
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	395,000	385,125
Massey Energy Co. sr. notes
6 5/8s, 2010	639,000	649,384
Nak Naftogaz Ukrainy bonds 8 1/8s,
2009 (Ukraine)	700,000	729,750
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	620,000	661,850
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	294,000	299,145
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	555,000	518,925
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	408,607	424,771
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	290,000	298,700
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	620,000	601,400
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)	577,500	624,341
Pemex Project Funding Master Trust
company guaranty 8 5/8s, 2022	405,000	495,113

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value
Energy continued
Pemex Project Funding Master Trust
company guaranty Ser. REGS, 10s, 2027	$1,000,000	$1,317,500
Pemex Project Funding Master Trust
144A notes 5 3/4s, 2015	1,490,000	1,482,550
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	553,000	572,355
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	481,000	518,278
Pogo Producing Co.
sr. sub. notes Ser. B, 8 1/4s, 2011	595,000	621,775
Pride International, Inc.
sr. notes 7 3/8s, 2014	675,000	723,938
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	510,000	573,113
Star Gas Partners LP/Star Gas
Finance Co. sr. notes 10 1/4s, 2013	92,000	90,850
Vintage Petroleum, Inc.
sr. notes 8 1/4s, 2012	310,000	332,475
Vintage Petroleum, Inc.
sr. sub. notes 7 7/8s, 2011	125,000	130,625
		18,336,275

Financial (1.3%)
Bosphorus Financial Services, Ltd.
144A sec. FRN 6.14s, 2012
(Cayman Islands)	1,423,000	1,430,300
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	280,000	284,200
Finova Group, Inc. notes 7 1/2s, 2009	373,350	130,673
UBS Luxembourg SA for Sberbank
sub. notes 6.23s, 2015 (Luxembourg)	1,470,000	1,484,700
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)	1,185,000	1,205,738
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)	400,000	407,000
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	1,000,000	1,072,500
Western Financial Bank
sub. debs. 9 5/8s, 2012	490,000	547,575
		6,562,686

Health Care (2.0%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	155,000	150,931
Coventry Health Care, Inc.
sr. notes 5 7/8s, 2012	245,000	247,450
DaVita, Inc. company
guaranty 7 1/4s, 2015	265,000	268,313
DaVita, Inc. company
guaranty 6 5/8s, 2013	135,000	137,363
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	253,000	247,308
HCA, Inc. debs. 7.19s, 2015	235,000	247,063
HCA, Inc. notes 8.36s, 2024	210,000	228,963
HCA, Inc. notes 6 3/8s, 2015	164,000	165,777

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value
Health Care continued
HCA, Inc. notes 6 1/4s, 2013	$420,000	$420,299
HCA, Inc. notes 5 3/4s, 2014	202,000	195,880
Healthsouth Corp. notes 7 5/8s, 2012	622,000	628,220
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	515,000	505,988
MQ Associates, Inc. sr. disc.
notes stepped-coupon zero %
(12 1/4s, 8/15/08), 2012 ††	675,000	384,750
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	630,000	622,125
PacifiCare Health Systems, Inc.
company guaranty 10 3/4s, 2009	668,000	714,760
Service Corp. International
debs. 7 7/8s, 2013	63,000	65,993
Service Corp. International
notes Ser. *, 7.7s, 2009	230,000	241,500
Service Corp. International 144A
sr. notes 7 1/4s, 2017	127,000	126,048
Service Corp. International 144A
sr. notes 6 3/4s, 2016	406,000	395,850
Stewart Enterprises, Inc. 144A
sr. notes 7 1/4s, 2013	542,000	520,320
Tenet Healthcare Corp.
notes 7 3/8s, 2013	325,000	299,813
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	678,000	686,475
Triad Hospitals, Inc. sr. notes 7s, 2012	655,000	668,919
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	160,000	160,400
Universal Hospital Services, Inc.
sr. notes 10 1/8s, 2011 (Canada)	465,000	481,275
US Oncology, Inc. company
guaranty 9s, 2012	350,000	374,500
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	433,000	460,063
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	260,000	296,400
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	153,000	156,825
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	135,000	138,038
		10,237,609

Technology (0.5%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	391,000	394,910
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	934,000	994,710
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	160,000	167,200
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	140,000	130,200
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	11,000	7,590

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value

Technology continued
SunGard Data Systems, Inc. 144A
sr. unsecd. notes 9 1/8s, 2013	$256,000	$264,960
Xerox Corp. notes Ser. MTN,
7.2s, 2016	132,000	138,600
Xerox Corp. sr. notes 7 5/8s, 2013	813,000	857,715
		2,955,885

Transportation (0.1%)
Calair, LLC/Calair Capital Corp.
company guaranty 8 1/8s, 2008	595,000	508,725

Utilities & Power (2.3%)
AES Corp. (The) sr. notes
8 7/8s, 2011	48,000	51,840
AES Corp. (The) sr. notes
8 3/4s, 2008	28,000	29,400
AES Corp. (The) 144A sec.
notes 9s, 2015	436,000	477,420
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	350,000	381,063
ANR Pipeline Co. debs. 9 5/8s, 2021	206,000	251,662
Centrais Electricas Brasileirass SA
144A sr. notes 7 3/4s, 2015 (Brazil)	220,000	225,060
CMS Energy Corp. sr. notes
7 3/4s, 2010	155,000	162,556
Colorado Interstate Gas Co.
debs. 6.85s, 2037	290,000	295,703
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	78,000	75,339
DPL, Inc. sr. notes 6 7/8s, 2011	457,000	481,564
Dynegy Holdings, Inc. 144A sec.
notes 10 1/8s, 2013	650,000	734,500
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	160,000	181,535
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	742,000	769,825
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	395,000	373,275
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	469,000	516,486
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	614,000	712,240
Monongahela Power Co. 1st mtge.
6.7s, 2014	320,000	350,327
National Power Corp. 144A foreign
government guaranty FRN 8.63s,
2011 (Philippines)	150,000	161,438
Northwestern Corp. sec.
notes 5 7/8s, 2014	247,000	247,464
NRG Energy, Inc. company
guaranty 8s, 2013	377,000	420,355
Orion Power Holdings, Inc.
sr. notes 12s, 2010	550,000	621,500
PSEG Energy Holdings, Inc.
notes 7 3/4s, 2007	515,000	533,025
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	434,000	455,060

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (21.5%)* continued

	Principal amount	Value
Utilities & Power continued
Teco Energy, Inc. notes 7.2s, 2011	$150,000	$158,250
Teco Energy, Inc. notes 7s, 2012	255,000	267,750
Teco Energy, Inc. sr. notes
6 3/4s, 2015	24,000	24,840
Tennessee Gas Pipeline Co.
debs. 7s, 2028	65,000	64,074
Tennessee Gas Pipeline Co. unsecd.
notes 7 1/2s, 2017	127,000	135,993
Texas Genco LLC/Texas Genco
Financing Corp. 144A
sr. notes 6 7/8s, 2014	452,000	489,290
Transcontinental Gas Pipeline Corp.
debs. 7 1/4s, 2026	350,000	382,375
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s,
2011 (Canada)	466,000	476,485
Utilicorp United, Inc.
sr. notes 9.95s, 2011	298,000	328,545
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	120,000	139,200
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	455,000	487,988
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	128,000	127,840
York Power Funding 144A
notes 12s, 2007 (Cayman Islands)
(In default) (F) †	179,268	14,951
		11,606,218

Total corporate bonds and notes
(cost $108,200,695)		$109,372,715

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (11.1%)*

	Principal amount	Value

Federal National Mortgage
Association Pass-Through
Certificates
7 1/2s, September 1, 2022	$11,212	$11,767
7s, June 1, 2032	1,338	1,396
6 1/2s, with due dates from
October 1, 2033 to November 1, 2034	344,357	353,349
6s, TBA, January 1, 2036	8,200,000	8,273,672
5 1/2s, with due dates from
May 1, 2035 to December 1, 2035	509,047	504,195
5 1/2s, TBA, January 1, 2036	39,400,000	39,012,154
5s, with due dates from
June 1, 2018 to February 1, 2020	1,010,403	1,001,997
5s, TBA, January 1, 2036	4,100,000	3,971,235
5s, TBA, January 1, 2021	300,000	296,672
4 1/2s, with due dates from
August 1, 2033 to May 1, 2034	2,837,629	2,684,074
4 1/2s, TBA, January 1, 2021	341,000	331,623

Total U.S. government agency mortgage
obligations (cost $56,297,849)		$56,442,134

U.S. TREASURY OBLIGATIONS (15.1%)*

		Principal amount	Value

U.S. Treasury Bonds
6 1/4s, May 15, 2030		$17,389,000	$21,597,681
6 1/4s, August 15, 2023		8,570,000	10,235,794
U.S. Treasury Notes
4 1/4s, August 15, 2013		16,078,000	15,937,318
3 1/4s, August 15, 2008		12,217,000	11,879,124
U.S. Treasury Strip zero %,
November 15, 2024		40,835,000	17,102,617

Total U.S. treasury obligations
(cost $71,928,044)			$76,752,534

FOREIGN GOVERNMENT BONDS AND NOTES (15.0%)*

		Principal amount	Value

Argentina (Republic of ) FRB
4.005s, 2012		$4,650,625	$4,082,549
Barbados (Government of )
6 5/8s, 2035		615,000	613,463
Brazil (Federal Republic of )
bonds 10 1/2s, 2014		2,945,000	3,607,625
Brazil (Federal Republic of )
bonds 8 7/8s, 2019		1,890,000	2,116,800
Brazil (Federal Republic of )
bonds 8 1/4s, 2034		295,000	312,700
Brazil (Federal Republic of )
notes 11s, 2012		2,005,000	2,446,100
Brazil (Federal Republic of )
notes 8 3/4s, 2025		1,622,000	1,784,200
Bulgaria (Republic of ) 144A
bonds 8 1/4s, 2015		713,000	859,165
Canada (Government of )
bonds 5 1/2s, 2010	CAD	1,800,000	1,639,250
Canada (Government of )
bonds Ser. WL43, 5 3/4s, 2029	CAD	585,000	625,523
Colombia (Republic of ) notes
10s, 2012		$1,460,000	1,737,400
Ecuador (Republic of) 9 3/8s, 2015		710,000	662,075
Ecuador (Republic of ) bonds
stepped-coupon Ser. REGS, 9s
(10s, 8/15/06), 2030 ††		185,000	166,500
El Salvador (Republic of ) 144A
bonds 7 3/4s, 2023		470,000	511,125
France (Government of )
bonds 5 3/4s, 2032	EUR	2,945,000	4,739,363
France (Government of )
bonds 5 1/2s, 2010	EUR	2,955,000	3,863,263
France (Government of )
bonds 4s, 2009	EUR	920,000	1,124,652
France (Government of )
bonds Ser. OATe, 3s, 2012	EUR	3,226,350	4,267,484
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	4,710,000	5,810,503
Indonesia (Republic of ) FRN
3.813s, 2006		$155,000	153,838
Indonesia (Republic of ) 144A
notes 7 1/4s, 2015		245,000	251,431

Putnam VT Diversified Income Fund

FOREIGN GOVERNMENT BONDS AND NOTES (15.0%)* continued

	Principal amount		Value

Ireland (Republic of) bonds 5s, 2013	EUR	5,700,000	$7,509,794
Japan (Government of ) 30 yr
bonds Ser. 20, 2 1/2s, 2035	JPY	400,000,000	3,527,837
Japan (Government of ) bonds Ser. 5,
0.8s, 2015	JPY	250,000,000	2,106,538
Peru (Republic of) bonds 7.35s, 2025		$865,000	858,513
Philippines (Republic of )
bonds 9 1/2s, 2024		2,520,000	2,916,900
Russia (Federation of )
unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ††		607,000	684,393
Russia (Federation of ) 144A
unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ††		2,244,575	2,530,758
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		1,375,000	1,301,163
South Africa (Republic of )
notes 7 3/8s, 2012		1,075,000	1,193,250
South Africa (Republic of )
notes 6 1/2s, 2014		1,030,000	1,114,975
Spain (Kingdom of ) bonds 5s, 2012	EUR	1,800,000	2,350,072
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	26,845,000	4,217,907
United Mexican States
bonds Ser. MTN, 8.3s, 2031		$1,810,000	2,312,275
United Mexican States notes 6 5/8s,
2015 (S)		1,325,000	1,447,563
Venezuela (Republic of )
notes 10 3/4s, 2013		785,000	968,690

Total foreign government bonds and notes
(cost $72,783,260)			$76,415,637

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)*

	Principal amount		Value

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		$125,000	$124,822
Ser. 01-1, Class K, 6 1/8s, 2036		282,000	212,585
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
7.331s, 2014		111,000	110,907
FRB Ser. 05-BOCA, Class M,
6.469s, 2016		205,000	205,661
FRB Ser. 05-MIB1, Class K,
6.369s, 2009		791,000	768,161
FRB Ser. 05-ESHA, Class K,
6.167s, 2020		531,000	530,990
FRB Ser. 05-BOCA, Class L,
6.069s, 2016		193,000	193,445
FRB Ser. 05-BOCA, Class K,
5.719s, 2016		200,000	200,462
Bear Stearns Commercial Mortgage
Securities, Inc. 144A FRB
Ser. 05-LXR1, Class J, 6.019s, 2018		460,000	460,000
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2,
Class F, 8.199s, 2032		189,000	216,309

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount		Value

Broadgate Financing PLC sec. FRB
Ser. D, 5.429s, 2023
(United Kingdom)	GBP	349,675	$598,356
Commercial Mortgage Pass-Through
Certificates 144A FRB Ser. 01-FL5A,
Class G, 5.152s, 2013		$800,000	796,000
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L,
8.369s, 2014		292,000	291,305
FRB Ser. 05-TFLA, Class L,
6.219s, 2020		534,000	533,882
FRB Ser. 05-TFLA, Class K,
5.669s, 2020		291,000	290,936
Ser. 1998-C2, Class F, 6 3/4s, 2030		1,198,000	1,278,721
Ser. 98-C1, Class F, 6s, 2040		758,000	667,420
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	215,435
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, Interest Only (IO),
0.899s, 2031		17,207,792	364,321
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		226,150	221,966
Ser. 98-CF2, Class B5, 5.95s, 2031		723,280	528,139
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		212,000	148,400
Ser. 97-CF1, Class B1, 7.91s, 2030		206,000	211,997
European Loan Conduit FRB
Ser. 6X, Class E, 6.345s, 2010
(United Kingdom)	GBP	283,522	490,511
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.845s,
2010 (United Kingdom)	GBP	104,656	181,402
FRB Ser. 22A, Class D, 5.503s,
2014 (Ireland)	GBP	371,000	636,822
European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 5.454s, 2014
(United Kingdom)	GBP	264,749	454,442
Fannie Mae
IFB Ser. 05-114, Class PS,
9.041s, 2035		$265,000	266,159
IFB Ser. 05-115, Class NQ,
8.813s, 2036		274,000	274,182
IFB Ser. 05-74, Class CP,
8.695s, 2035		477,388	505,410
IFB Ser. 05-76, Class SA,
8.695s, 2034		675,553	703,183
IFB Ser. 05-106, Class US,
8.511s, 2035		1,161,469	1,233,248
IFB Ser. 05-99, Class SA,
8.511s, 2035		558,641	582,024
IFB Ser. 05-104, Class SD,
8.511s, 2033		742,522	759,287
IFB Ser. 05-74, Class CS,
7.978s, 2035		544,761	566,551
IFB Ser. 05-114, Class SP,
7.7s, 2036		318,000	315,367
IFB Ser. 05-95, Class OP, 6.83s, 2035		266,000	259,111
IFB Ser. 05-83, Class QP, 6.009s, 2034		176,960	170,624

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-66, Class PS, 5.928s, 2035	$341,839	$322,525
IFB Ser. 05-93, Class AS, 5.928s, 2034	246,742	232,786
IFB Ser. 02-36, Class QH, IO,
3.671s, 2029	330,615	6,729
IFB Ser. 03-66, Class SA, IO,
3.271s, 2033	1,172,770	88,310
IFB Ser. 03-48, Class S, IO,
3.171s, 2033	534,792	40,591
IFB Ser. 05-113, Class DI, IO,
2.87s, 2036	1,685,000	111,547
IFB Ser. 04-51, Class S0, IO,
2.671s, 2034	298,135	16,964
IFB Ser. 05-72, Class WS, IO,
2.371s, 2035	846,520	59,764
IFB Ser. 05-105, Class S, IO,
2.321s, 2035	845,697	47,174
IFB Ser. 05-95, Class CI, IO,
2.321s, 2035	1,209,171	81,135
IFB Ser. 05-84, Class SG, IO,
2.321s, 2035	2,169,302	153,011
IFB Ser. 05-87, Class SG, IO,
2.321s, 2035	2,789,273	152,103
IFB Ser. 05-69, Class AS, IO,
2.321s, 2035	590,900	33,607
IFB Ser. 05-104, Class NI, IO,
2.321s, 2035	1,005,179	80,584
IFB Ser. 04-92, Class S, IO,
2.321s, 2034	1,746,892	107,783
IFB Ser. 05-83, Class QI, IO,
2.311s, 2035	296,398	21,637
IFB Ser. 05-92, Class SC, IO,
2.301s, 2035	2,880,099	185,766
IFB Ser. 05-83, Class SL, IO,
2.291s, 2035	5,765,721	322,304
IFB Ser. 05-95, Class OI, IO,
2.211s, 2035	165,521	12,298
IFB Ser. 03-112, Class SA, IO,
2.121s, 2028	1,136,818	43,236
IFB Ser. 05-67, Class BS, IO,
1.771s, 2035	1,485,063	69,612
IFB Ser. 05-74, Class SE, IO,
1.721s, 2035	1,779,438	64,949
IFB Ser. 05-87, Class SE, IO,
1.671s, 2035	11,068,836	420,270
IFB Ser. 04-54, Class SW, IO,
1.621s, 2033	682,558	22,123
Ser. 92-15, Class L, IO,
10.38s, 2022	344	3,587
Ser. 00-42, Class B2, 8s, 2030	27,921	30,118
Ser. 00-17, Class PA, 8s, 2030	131,181	141,374
Ser. 00-18, Class PA, 8s, 2030	121,328	130,719
Ser. 00-19, Class PA, 8s, 2030	125,210	134,889
Ser. 00-20, Class PA, 8s, 2030	71,067	76,645
Ser. 00-21, Class PA, 8s, 2030	211,519	228,038

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 00-22, Class PA, 8s, 2030	$157,910	$170,117
Ser. 97-37, Class PB, 8s, 2027	369,453	399,231
Ser. 97-13, Class TA, 8s, 2027	52,966	57,256
Ser. 97-21, Class PA, 8s, 2027	214,949	232,081
Ser. 97-22, Class PA, 8s, 2027	414,374	447,648
Ser. 97-16, Class PE, 8s, 2027	140,810	152,089
Ser. 97-25, Class PB, 8s, 2027	139,597	150,722
Ser. 95-12, Class PD, 8s, 2025	84,554	91,225
Ser. 95-5, Class A, 8s, 2025	102,527	110,832
Ser. 95-5, Class TA, 8s, 2025	26,396	28,602
Ser. 95-6, Class A, 8s, 2025	65,874	71,203
Ser. 95-7, Class A, 8s, 2025	89,631	96,936
Ser. 94-106, Class PA, 8s, 2024	133,206	144,089
Ser. 94-95, Class A, 8s, 2024	205,434	222,341
Ser. 04-W8, Class 3A, 7 1/2s, 2044	382,944	403,919
Ser. 04-W2, Class 5A, 7 1/2s, 2044	1,348,958	1,422,720
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	326,796	344,370
Ser. 03-W4, Class 4A, 7 1/2s, 2042	102,961	107,978
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	254,130	267,190
Ser. 02-T19, Class A3, 7 1/2s, 2042	214,441	225,467
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	3,132	3,294
Ser. 02-W1, Class 2A, 7 1/2s, 2042	429,723	449,201
Ser. 02-14, Class A2, 7 1/2s, 2042	1,896	1,990
Ser. 01-T10, Class A2, 7 1/2s, 2041	302,532	316,906
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,034	1,084
Ser. 01-T8, Class A1, 7 1/2s, 2041	2,076	2,172
Ser. 01-T7, Class A1, 7 1/2s, 2041	1,190,956	1,244,644
Ser. 01-T3, Class A1, 7 1/2s, 2040	179,140	187,299
Ser. 01-T1, Class A1, 7 1/2s, 2040	556,249	582,895
Ser. 99-T2, Class A1, 7 1/2s, 2039	228,999	240,929
Ser. 00-T6, Class A1, 7 1/2s, 2030	112,239	117,299
Ser. 02-W7, Class A5, 7 1/2s, 2029	175,036	183,916
Ser. 01-T4, Class A1, 7 1/2s, 2028	533,436	563,108
Ser. 02-W3, Class A5, 7 1/2s, 2028	659	691
Ser. 01-T10, Class A1, 7s, 2041	1,036,136	1,073,212
Ser. 364, Class 10, IO, 5 1/2s, 2035	3,611,675	808,214
Ser. 350, Class 2, IO, 5 1/2s, 2034	559,719	124,665
Ser. 03-37, Class IC, IO, 5 1/2s, 2027	1,447,140	145,003
Ser. 03-W10, Class 1A, IO,
1.284s, 2043	4,537,643	72,518
Ser. 03-W10, Class 3A, IO,
1.265s, 2043	5,459,536	93,789
Ser. 03-W17, Class 12, IO,
1.155s, 2033	2,898,645	86,500
Ser. 00-T6, IO, 0.763s, 2030	4,922,280	70,758
Ser. 02-T18, IO, 0.523s, 2042	8,116,105	96,926
Ser. 05-113, Class DO, Principal
Only (PO), zero %, 2036	259,000	210,489
Ser. 361, Class 1, PO, zero %, 2035	551,889	437,803
Ser. 352, Class 1, PO, zero %, 2034	2,324,299	1,771,417
Ser. 342, Class 1, PO, zero %, 2033	231,237	182,822

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 99-51, Class N, PO,
zero %, 2029	$89,505	$74,415
Ser. 99-52, Class MO, PO,
zero %, 2026	14,889	14,428
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	435,772	460,013
Ser. T-58, Class 4A, 7 1/2s, 2043	4,369	4,587
Ser. T-41, Class 3A, 7 1/2s, 2032	1,026,527	1,074,927
Ser. T-60, Class 1A2, 7s, 2044	1,971,556	2,050,725
Ser. T-57, Class 1AX, IO,
0.452s, 2043	2,389,173	22,936
FFCA Secured Lending Corp.
Ser. 00-1, Class X, IO, 1.478s, 2020	8,182,541	502,747
First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	351,000	225,243
Freddie Mac
FRB Ser. 3022, Class TC,
zero %, 2035	151,177	167,617
FRB Ser. 2986, Class XT,
zero %, 2035	91,390	96,788
FRB Ser. 3046, Class WF,
zero %, 2035	216,716	211,958
FRB Ser. 3054, Class XF,
zero %, 2034	90,789	91,515
IFB Ser. 2963, Class SV,
11.122s, 2034	231,000	262,113
IFB Ser. 2763, Class SC,
11.122s, 2032	341,191	370,866
IFB Ser. 3081, Class DC,
9.506s, 2035	440,000	457,820
IFB Ser. 2979, Class AS,
8.252s, 2034	199,090	202,449
IFB Ser. 3051, Class PS,
8.142s, 2035	242,785	245,858
IFB Ser. 3072, Class SA,
8.106s, 2035	172,947	172,676
IFB Ser. 2996, Class SA,
7.784s, 2035	390,840	382,046
IFB Ser. 3072, Class SM,
7.776s, 2035	274,380	270,607
IFB Ser. 3072, Class SB,
7.629s, 2035	258,416	253,409
IFB Ser. 3065, Class DC,
6.752s, 2035	676,878	654,744
IFB Ser. 3050, Class SA,
5.952s, 2034	471,274	442,715
IFB Ser. 2828, Class TI, IO,
2.681s, 2030	675,568	49,190
IFB Ser. 3033, Class SF, IO,
2.431s, 2035	1,002,059	54,487
IFB Ser. 3028, Class ES, IO,
2.381s, 2035	3,197,048	262,158
IFB Ser. 3045, Class DI, IO,
2.361s, 2035	5,030,842	255,064

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3054, Class CS, IO,
2.331s, 2035	$758,173	$44,808
IFB Ser. 3066, Class SI, IO,
2.331s, 2035	2,163,754	175,264
IFB Ser. 3031, Class BI, IO,
2.321s, 2035	639,350	45,905
IFB Ser. 3067, Class SI, IO,
2.281s, 2035	2,491,657	202,572
IFB Ser. 3065, Class DI, IO,
2.251s, 2035	490,351	36,580
IFB Ser. 3016, Class SP, IO,
1.741s, 2035	656,254	27,760
IFB Ser. 2937, Class SY, IO,
1.731s, 2035	684,015	24,590
IFB Ser. 2815, Class S, IO,
1.631s, 2032	1,597,278	55,426
Ser. 2229, Class PD, 7 1/2s, 2030	148,202	157,419
Ser. 2224, Class PD, 7 1/2s, 2030	147,161	156,312
Ser. 2217, Class PD, 7 1/2s, 2030	154,452	164,057
Ser. 2187, Class PH, 7 1/2s, 2029	343,920	365,307
Ser. 1989, Class C, 7 1/2s, 2027	51,685	54,899
Ser. 1990, Class D, 7 1/2s, 2027	141,516	150,316
Ser. 1969, Class PF, 7 1/2s, 2027	123,530	131,213
Ser. 1975, Class E, 7 1/2s, 2027	32,544	34,568
Ser. 1943, Class M, 7 1/2s, 2027	76,620	81,385
Ser. 1932, Class E, 7 1/2s, 2027	106,955	113,606
Ser. 1938, Class E, 7 1/2s, 2027	43,275	45,966
Ser. 1941, Class E, 7 1/2s, 2027	35,393	37,593
Ser. 1924, Class H, 7 1/2s, 2027	116,460	123,703
Ser. 1928, Class D, 7 1/2s, 2027	45,928	48,784
Ser. 1915, Class C, 7 1/2s, 2026	105,131	111,669
Ser. 1923, Class D, 7 1/2s, 2026	124,859	132,624
Ser. 1904, Class D, 7 1/2s, 2026	134,625	142,996
Ser. 1905, Class H, 7 1/2s, 2026	119,117	126,525
Ser. 1890, Class H, 7 1/2s, 2026	112,231	119,210
Ser. 1895, Class C, 7 1/2s, 2026	56,223	59,719
Ser. 2256, Class UA, 7s, 2030	38,918	40,876
Ser. 2208, Class PG, 7s, 2030	352,805	370,556
Ser. 2211, Class PG, 7s, 2030	196,124	205,992
Ser. 2198, Class PH, 7s, 2029	301,288	316,447
Ser. 2054, Class H, 7s, 2028	758,327	796,480
Ser. 2031, Class PG, 7s, 2028	80,890	84,960
Ser. 2020, Class E, 7s, 2028	410,634	431,294
Ser. 1998, Class PL, 7s, 2027	181,242	190,360
Ser. 1999, Class PG, 7s, 2027	290,119	304,716
Ser. 2004, Class BA, 7s, 2027	176,855	185,753
Ser. 2005, Class C, 7s, 2027	134,233	140,986
Ser. 2005, Class CE, 7s, 2027	149,949	157,493
Ser. 2006, Class H, 7s, 2027	428,244	449,790
Ser. 2006, Class T, 7s, 2027	273,750	287,523
Ser. 1987, Class AP, 7s, 2027	88,142	92,577

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Freddie Mac
Ser. 1987, Class PT, 7s, 2027	$147,900	$155,341
Ser. 1978, Class PG, 7s, 2027	255,297	268,141
Ser. 1973, Class PJ, 7s, 2027	305,285	320,644
Ser. 1725, Class D, 7s, 2024	59,642	62,643
Ser. 2008, Class G, 7s, 2023	22,173	23,289
Ser. 1750, Class C, 7s, 2023	133,703	140,430
Ser. 1530, Class I, 7s, 2023	140,512	147,581
Ser. 2515, Class IG, IO, 5 1/2s, 2032	1,209,000	272,992
Ser. 2590, Class IH, IO, 5 1/2s, 2028	622,000	115,848
Ser. 2833, Class IK, IO, 5 1/2s, 2023	428,832	50,902
Ser. 3045, Class DO, PO,
zero %, 2035	384,707	303,765
Ser. 231, PO, zero %, 2035	3,318,830	2,505,386
Ser. 228, PO, zero %, 2035	2,462,137	1,940,285
Ser. 227, PO, zero %, 2034	2,524,534	1,847,574
Ser. 215, PO, zero %, 2031	183,836	159,718
Ser. 2235, PO, zero %, 2030	190,008	158,866
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.511s, 2033	134,000	143,203
Ser. 00-1, Class G, 6.131s, 2033	468,000	436,082
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	418,345	407,030
Government National
Mortgage Association
IFB Ser. 05-66, Class SP,
6.267s, 2035	397,981	376,331
IFB Ser. 05-65, Class SI, IO,
1.98s, 2035	1,736,324	80,565
IFB Ser. 05-68, Class SI, IO,
1.93s, 2035	5,492,432	288,353
IFB Ser. 05-51, Class SJ, IO,
1.83s, 2035	1,654,252	83,705
IFB Ser. 05-68, Class S, IO,
1.83s, 2035	3,281,210	156,186
Ser. 99-31, Class MP, PO,
zero %, 2029	308,323	259,322
Ser. 98-2, Class EA, PO,
zero %, 2028	84,531	67,743
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
7.619s, 2015	178,000	178,223
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	189,599
Ser. 98-C4, Class J, 5.6s, 2035	379,000	341,871
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A FRB
Ser. 03-LLFA, Class L, 8.118s, 2014	567,000	566,698

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

		Principal amount	Value

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		$463,000	$384,739
Ser. 04-1A, Class K, 5.45s, 2040		167,000	135,667
Ser. 04-1A, Class L, 5.45s, 2040		76,000	55,643
Merrill Lynch Mortgage Investors, Inc.
Ser. 96-C2, Class JS, IO, 2.146s, 2028		4,249,022	183,388
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		915,000	987,912
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039		1,380,000	1,006,020
Mortgage Capital Funding, Inc.
Ser. 97-MC2, Class X, IO, 1.22s, 2012		2,318,117	32,036
Permanent Financing PLC FRB Ser. 8,
Class 2C, 4.88s, 2042 (United Kingdom)		433,000	432,945
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	149,095
QFA Royalties, LLC 144A Ser. 05-1,
7.3s, 2025		507,605	503,577
Quick Star PLC FRB Class 1-D,
5.48s, 2011 (United Kingdom)	GBP	346,729	595,160
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$222,000	223,610
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		133,000	110,578
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		158,000	120,018
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		143,000	118,892
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		137,000	104,067
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
5.689s, 2012 (Ireland)	GBP	251,000	430,842
FRB Ser. 05-CT1A, Class D,
5.645s, 2014 (Ireland)	GBP	309,552	531,346
FRB Ser. 04-2A, Class D,
3.085s, 2014 (Ireland)	EUR	269,515	317,865
FRB Ser. 04-2A, Class C,
2.685s, 2014 (Ireland)	EUR	337,334	397,851
URSUS EPC 144A FRB Ser. 1-A,
Class D, 5.49s, 2012 (Ireland)	GBP	315,280	541,178
Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 7.669s, 2018		$363,000	362,590

Total collateralized mortgage obligations
(cost $70,425,861)			$70,360,296

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (9.7%)*

	Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5,
Class A, 7s, 2033	$53,034	$52,968
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034	1,096	1,096
Ser. 04-2N, Class N1, 4 1/2s, 2034	32,170	32,084
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	490,000	488,466
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)	235,000	211,500
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	326,000	335,337
Ser. 04-1A, Class E, 6.42s, 2039	175,000	175,432
Asset Backed Funding Corp. NIM
Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)	37,260	37,165
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)	36,319	36,267
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 5.07s, 2033	244,850	245,213
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 5.399s, 2011	270,000	275,094
Bayview Financial Asset Trust 144A
Ser. 03-X, Class A, IO, 0.61s, 2006	7,048,595	123,350
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	71,295	70,871
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)	71,207	71,129
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	50,922	50,866
Bear Stearns Asset Backed
Securities, Inc. Ser. 04-FR3,
Class M6, 7.629s, 2034	223,000	223,000
Bombardier Capital Mortgage
Securitization Corp.
FRB Ser. 00-A, Class A1, 4.529s, 2030	133,412	68,040
Ser. 00-A, Class A2, 7.575s, 2030	125,283	87,133
Ser. 00-A, Class A4, 8.29s, 2030	460,091	327,240
Ser. 99-B, Class A3, 7.18s, 2015	876,931	559,043
Ser. 99-B, Class A4, 7.3s, 2016	600,732	425,771
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.719s,
2011 (Cayman Islands)	74,291	74,931
FRB Ser. 04-AA, Class B4, 9.869s,
2011 (Cayman Islands)	125,238	132,590
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 5.449s, 2010	110,000	111,986
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	41,879	41,782
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	73,000	72,088
Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	45,000	38,700

ASSET-BACKED SECURITIES (9.7%)* continued

		Principal amount	Value

Conseco Finance
Securitizations Corp.
FRB Ser. 01-4, Class M1,
6.041s, 2033		$241,000	$92,785
Ser. 00-2, Class A4, 8.48s, 2030		128,414	127,722
Ser. 00-4, Class A4, 7.73s, 2031		796,521	756,376
Ser. 00-4, Class A5, 7.97s, 2032		187,000	155,054
Ser. 00-4, Class A6, 8.31s, 2032		2,644,000	2,246,342
Ser. 00-6, Class A5, 7.27s, 2032		78,000	72,661
Ser. 00-6, Class M2, 8.2s, 2032		190,489	7,620
Ser. 01-1, Class A5, 6.99s, 2032		97,000	89,570
Ser. 01-3, Class A3, 5.79s, 2033		7,635	7,645
Ser. 01-3, Class A4, 6.91s, 2033		2,422,000	2,339,235
Ser. 01-3, Class M2, 7.44s, 2033		141,417	17,677
Ser. 01-4, Class A4, 7.36s, 2033		209,000	207,224
Ser. 01-4, Class B1, 9.4s, 2033		233,503	31,523
Ser. 02-1, Class A, 6.681s, 2033		1,482,597	1,512,727
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 6.501s, 2007		697,000	700,485
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		302,741	302,136
Ser. 04-BC1N, Class Note,
5 1/2s, 2035		38,478	38,340
Countrywide Home Loans Ser. 05-2,
Class 2X, IO, 0.776s, 2035		6,752,432	155,095
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038 (Cayman Islands)		361,000	360,704
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.688s, 2039		1,380,000	1,408,031
First Consumers Master Trust FRB
Ser. 01-A, Class A, 4.679s, 2008		67,113	66,778
First Franklin Mortgage Loan NIM
Trust 144A Ser. 04-FF10, Class N1,
4.45s, 2034 (Cayman Islands)		62,775	62,598
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		62,977	62,595
Ser. 04-3, Class B, 7 1/2s, 2034		37,722	36,739
Gears Auto Owner Trust Ser. 05-AA,
Class E1, 8.22s, 2012		502,000	502,080
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.474s,
2042 (United Kingdom)		280,000	282,273
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	1,225,000	1,531,451
FRB Ser. 03-2, Class 3C, 6.141s,
2043 (United Kingdom)	GBP	920,000	1,632,398
Green Tree Financial Corp.
Ser. 93-1, Class B, 8.45s, 2018		$618,135	603,837
Ser. 94-4, Class B2, 8.6s, 2019		298,686	228,182
Ser. 94-6, Class B2, 9s, 2020		680,291	586,918
Ser. 95-4, Class B1, 7.3s, 2025		289,077	284,922
Ser. 95-8, Class B1, 7.3s, 2026		285,417	222,126
Ser. 95-F, Class B2, 7.1s, 2021		78,189	78,336

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (9.7%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 96-8, Class M1, 7.85s, 2027		$304,000	$261,078
Ser. 99-3, Class A5, 6.16s, 2031		48,085	48,385
Ser. 99-3, Class A7, 6.74s, 2031		541,000	518,316
Ser. 99-5, Class A5, 7.86s, 2030		3,480,000	3,076,152
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		2,196,231	2,082,301
Ser. 99-5, Class A4, 7.59s, 2028		86,796	88,985
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		464,754	460,896
GSAMP Trust 144A
Ser. 04-NIM1, Class N1,
5 1/2s, 2034		224,676	224,586
Ser. 04-NIM1, Class N2,
zero %, 2034		404,000	297,546
Ser. 04-NIM2, Class N, 4 7/8s, 2034		351,310	349,800
Ser. 04-SE2N, Class Note,
5 1/2s, 2034		202	202
Guggenheim Structured Real Estate
Funding, Ltd. FRB Ser. 05-1A,
Class E, 6.179s, 2030
(Cayman Islands)		281,000	279,792
Guggenheim Structured Real Estate
Funding, Ltd. 144A FRB Ser. 05-2A,
Class E, 6.379s, 2030 (Cayman Islands)		289,000	289,231
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, zero %, 2035		340,000	328,426
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.45s, 2040
(United Kingdom)		170,000	170,690
FRB Ser. 8, Class 2C, 4.87s, 2040
(United Kingdom)		192,000	192,653
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033		20,160	20,160
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.129s,
2037 (Cayman Islands)		1,135,000	1,134,451
FRB Ser. 03-1A, Class EFL, 7.504s,
2036 (Cayman Islands)		660,000	703,930
Long Beach Asset Holdings Corp. NIM
Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034		783	783
Ser. 04-5, Class Note, 5s, 2034		45,086	44,973
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006		779,270	25,521
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 5.391s, 2039
(United Kingdom)	GBP	700,000	1,213,806
Madison Avenue
Manufactured Housing Contract
FRB Ser. 02-A, Class B1,
7.629s, 2032		$925,076	462,538

ASSET-BACKED SECURITIES (9.7%)* continued

	Principal amount	Value

MASTR Asset Backed Securities NIM
Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034
(Cayman Islands)	$111,000	$111,000
Ser. 04-HE1A, Class Note, 5.191s,
2034 (Cayman Islands)	45,764	45,755
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 5.549s, 2010	110,000	112,392
Merrill Lynch Mortgage
Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034	2,869	2,859
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	27,199	27,208
Ser. 04-HE1N, Class N1, 5s, 2006	20,944	20,872
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	125,833	125,719
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 7.579s, 2034	181,000	180,601
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB2, Class E, 5s, 2012	134,000	130,947
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1,
6.829s, 2031	59,090	59,090
FRB Ser. 01-NC4, Class B1,
6.879s, 2032	70,498	70,566
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.443s, 2035	1,723,555	1,725,172
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	92,548	90,492
Ser. 05-A, Class C, 4.84s, 2014	215,000	212,422
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017	149,605	123,226
Ser. 00-D, Class A4, 7.4s, 2030	709,000	487,601
Ser. 01-C, Class A2, 5.92s, 2017	1,014,266	565,626
Ser. 01-D, Class A4, 6.93s, 2031	470,885	354,145
Ser. 01-E, Class A2, 5.05s, 2019	855,709	665,195
Ser. 02-A, Class A2, 5.01s, 2020	142,397	112,821
Ser. 02-B, Class A4, 7.09s, 2032	344,000	308,468
Ser. 02-C, Class A1, 5.41s, 2032	1,364,032	1,183,897
Ser. 99-B, Class A4, 6.99s, 2026	1,038,999	913,181
Ser. 99-D, Class A1, 7.84s, 2029	948,015	852,770
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4,
7.21s, 2030	208,476	189,767
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 10.832s,
2018 (Ireland)	627,000	663,993
FRB Ser. 05-A, Class D, 5.796s,
2012 (Ireland)	175,000	174,930
FRB Ser. 05-A, Class E, 8.896s,
2012 (Ireland)	176,000	175,912

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (9.7%)* continued

		Principal amount	Value

People’s Choice Net Interest Margin
Note 144A Ser. 04-2, Class B, 5s, 2034		$80,000	$75,600
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.68s, 2042
(United Kingdom)		170,000	170,202
FRB Ser. 3, Class 3C, 5.63s, 2042
(United Kingdom)		280,000	284,291
FRB Ser. 6, Class 3C, 5.25s, 2042
(United Kingdom)	GBP	686,000	1,177,519
Residential Asset Securities Corp.
144A Ser. 04-N10B, Class A1,
5s, 2034		$131,015	130,524
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
5.356s, 2038 (United Kingdom)	GBP	100,000	170,740
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$80,998	81,770
SAIL Net Interest Margin
Notes 144A
Ser. 03-10A, Class A, 7 1/2s,
2033 (Cayman Islands)		48,457	41,710
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)		19,508	17,018
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)		1,515	1,421
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)		21,257	17,860
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)		3,242	2,691
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)		23,542	20,021
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)		6,776	3,644
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)		11,513	6,203
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)		59,661	26,632
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)		174,056	173,336
Ser. 04-4A, Class A, 5s, 2034
(Cayman Islands)		53,205	53,108
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)		46,857	46,722
Ser. 04-8A, Class A, 5s, 2034
(Cayman Islands)		46,835	46,707
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)		61,403	61,062
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033
(Cayman Islands)		233,642	70,093
Ser. 05-WF1A, Class A, 4 3/4s, 2035		207,511	206,247
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-FM1N, Class N, 6.16s, 2033		778	781
Ser. 04-HE2N, Class NA, 5.43s, 2034		24,874	24,625

ASSET-BACKED SECURITIES (9.7%)* continued

	Principal amount	Value

Margin Trust 144A
Ser. 04-HS1N, Class Note,
5.92s, 2034	$5,855	$5,855
Ser. 03-0P1N, Class NA,
4.45s, 2033	1,071	1,071
South Coast Funding 144A FRB
Ser. 3A, Class A2, 5.51s, 2038
(Cayman Islands)	120,000	120,348
Structured Asset Investment Loan
Trust Ser. 03-BC1A, Class A,
7 3/4s, 2033 (Cayman Islands)	17,888	17,888
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 4.681s, 2015	1,348,392	1,329,009
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	395,000	385,663
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	351,000	329,849
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	165,352	163,371
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	168,000	164,643
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035	12,381,874	96,702
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 5.189s,
2044 (United Kingdom)	541,000	540,882
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	108,082	107,982
Ser. 04-1, Class D, 5.6s, 2011	229,497	227,811

Total asset-backed securities
(cost $50,903,455)		$49,542,756

SENIOR LOANS (8.4%)* (c)

	Principal amount	Value

Basic Materials (0.6%)
Graphic Packaging Corp. bank term
loan FRN Ser. C, 6.592s, 2010	$131,094	$132,569
Hercules, Inc. bank term loan FRN
Ser. B, 5.856s, 2010	171,938	173,743
Huntsman International Corp. bank
term loan FRN Ser. B, 6.12s, 2012	594,253	596,946
Innophos, Inc. bank term loan FRN
6.378s, 2010	198,947	200,937
Nalco Co. bank term loan FRN
Ser. B, 6.319s, 2010	214,449	217,022
Novelis, Inc. bank term loan FRN
6.011s, 2012	276,849	279,574
Novelis, Inc. bank term loan FRN
Ser. B, 6.011s, 2012	480,843	485,577
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. D, 6.466s, 2012	894,254	903,336
		2,989,704

Putnam VT Diversified Income Fund

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value
Capital Goods (0.7%)
Allied Waste Industries, Inc. bank
term loan FRN Ser. A, 3.864s, 2012	$163,355	$164,172
Allied Waste Industries, Inc. bank
term loan FRN Ser. B, 6.177s, 2012	432,303	434,367
Amsted Industries, Inc. bank term
loan FRN 6.645s, 2010	167,555	169,719
Graham Packaging Co., Inc. bank
term loan FRN Ser. B, 6.479s, 2011	298,492	301,757
Hexcel Corp. bank term loan FRN
Ser. B, 5 7/8s, 2012	594,254	599,206
Invensys, PLC bank term loan FRN
Ser. B-1, 7.791s, 2009
(United Kingdom)	56,383	57,299
Mueller Group, Inc. bank term loan
FRN Ser. B, 6.508s, 2012	598,500	605,233
Solo Cup Co. bank term loan FRN
6.622s, 2011	122,813	123,555
Terex Corp. bank term loan FRN
6.415s, 2009	99,742	100,801
Terex Corp. bank term loan FRN
Ser. C, 6.915s, 2009	548,582	554,754
Transdigm, Inc. bank term loan FRN
Ser. C, 6.58s, 2010	346,474	350,371
		3,461,234

Communication Services (0.4%)
Centennial Cellular
Operating Co., LLC bank term loan
FRN Ser. B, 6.391s, 2011	324,895	328,499
Consolidated Communications
Holdings bank term loan FRN Ser. D,
5.917s, 2011	107,615	108,332
Madison River Capital, LLC. bank
term loan FRN Ser. B, 6.59s, 2012	594,254	602,425
Qwest Communications
International, Inc. bank term loan
FRN Ser. A, 9.02s, 2007	65,000	66,446
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 5.78s, 2012	297,953	301,305
Valor Telecommunications
Enterprises LLC/Finance Corp. bank
term loan FRN Ser. B, 5.809s, 2012	593,667	595,243
		2,002,250

Consumer Cyclicals (2.1%)
Adams Outdoor Advertising, LP bank
term loan FRN 6.2s, 2012	576,184	583,388
Affinion Group, Inc. bank term loan
FRN Ser. B, 7.1s, 2013	788,372	773,590
BLB (Wembley) bank term loan FRN
6.081s, 2011 (United Kingdom)	99,500	101,055
Boise Cascade Corp. bank term loan
FRN Ser. D, 5.811s, 2011	151,760	153,619
Boyd Gaming Corp. bank term loan
FRN Ser. B, 5.61s, 2010	497,475	502,968

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
CCM Merger, Inc. bank term loan FRN
Ser. B, 6.489s, 2012	$597,001	$600,433
Coinmach Service Corp. bank term
loan FRN Ser. B, 6.565s, 2012	150,000	152,063
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6.04s, 2010	140,547	141,170
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 5.565s, 2010	450,000	451,238
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.06s, 2010	175,000	176,057
Hayes Lemmerz International, Inc.
bank term loan FRN 7.524s, 2009	111,158	109,610
IESI Corp. bank term loan FRN
Ser. B, 6.2s, 2011	525,000	530,906
Jostens IH Corp. bank term loan FRN
Ser. C, 5.94s, 2010	587,064	594,402
Journal Register Co. bank term loan
FRN Ser. B, 5.686s, 2012	400,000	401,000
Landsource, Inc. bank term loan FRN
Ser. B, 6 7/8s, 2010	50,000	50,438
Masonite International Corp. bank
term loan FRN 6.203s, 2013 (Canada)	372,057	367,910
Masonite International Corp. bank
term loan FRN Ser. B, 6.203s,
2013 (Canada)	372,691	368,537
Neiman Marcus Group, Inc. bank term
loan FRN Ser. B, 6.947s, 2013	250,000	251,707
Penn National Gaming, Inc. bank
term loan FRN Ser. B, 6.29s, 2012	149,625	151,262
PRIMEDIA, Inc. bank term loan FRN
Ser. B, 6.561s, 2013	150,000	147,188
R.H. Donnelley Finance Corp. bank
term loan FRN Ser. D, 6.08s, 2011	213,122	214,003
R.H. Donnelley Finance Corp. bank
term loan FRN Ser. D, 5.696s, 2011	350,000	351,447
R.H. Donnelley Finance Corp. bank
term loan FRN Ser. D1, 5.565s, 2011	300,000	300,804
Raycom Media, Inc. bank term loan
FRN Ser. B, 6.063s, 2012	1,500,000	1,500,000
Resorts International Hotel and
Casino, Inc. bank term loan FRN
Ser. B, 6.03s, 2012	128,866	129,108
Sealy Mattress Co. bank term loan
FRN Ser. D, 6.132s, 2012	192,303	194,226
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B,
7.169s, 2012	124,375	125,826
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. DD,
5.62s, 2012 (U)	125,000	126,458
TRW Automotive, Inc. bank term
loan FRN Ser. B, 5 1/4s, 2010	422,278	423,333

Putnam VT Diversified Income Fund

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
TRW Automotive, Inc. bank term loan
FRN Ser. B2, 5.565s, 2010	$90,000	$90,000
Venetian Casino Resort, LLC bank
term loan FRN Ser. B, 5.77s, 2011	490,199	493,033
Venetian Casino Resort, LLC bank
term loan FRN Ser. DD, 5.77s, 2011	101,072	101,656
William Carter Holdings Co. (The)
bank term loan FRN Ser. B, 5.717s, 2012	86,230	87,020
		10,745,455

Consumer Staples (2.0%)
AMF Bowling Worldwide bank term
loan FRN Ser. B, 7.281s, 2009	86,678	87,274
Ashtead Group PLC bank term loan
FRN Ser. B, 6 1/8s, 2009
(United Kingdom)	198,000	199,238
Century Cable Holdings bank term
loan FRN 9 1/4s, 2009	900,000	876,188
Charter Communications bank term
loan FRN Ser. B, 7 1/2s, 2011	641,435	642,788
Cinemark, Inc. bank term loan FRN
Ser. C, 6.534s, 2011	199,494	201,489
Constellation Brands, Inc. bank
term loan FRN Ser. B, 5.659s, 2011	594,254	600,122
DirecTV Holdings, LLC bank term
loan FRN Ser. B, 5.87s, 2013	433,333	436,922
Dole Food Co., Inc. bank term loan
FRN Ser. B, 5.877s, 2012	124,388	124,699
Gray Television, Inc. bank term
loan FRN Ser. B, 5.71s, 2012	100,000	100,417
Insight Midwest LP/Insight
Capital, Inc. bank term loan FRN
6.063s, 2009	68,600	69,415
Intelsat Bermuda, Ltd. bank term
loan FRN Ser. B, 5.813s, 2011
(Bermuda)	448,869	452,657
Jack-in-the-Box, Inc. bank term
loan FRN 5.689s, 2008	148,864	150,104
Jean Coutu Group, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2011
(Canada)	390,304	393,773
Loews Cineplex Entertainment Corp.
bank term loan FRN Ser. B, 6.449s, 2011	250,000	250,742
Mediacom Communications Corp. bank
term loan FRN Ser. B, 6.533s, 2012	592,757	599,982
MGM Studios, Inc. bank term loan
FRN Ser. B, 6.27s, 2011	700,000	704,136
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 9 1/4s, 2010	440,000	428,057
PanAmSat Corp. bank term loan FRN
Ser. B1, 6.489s, 2010	69,300	70,057
Regal Cinemas, Inc. bank term loan
FRN Ser. B, 6.02s, 2010	592,745	598,920
Six Flags, Inc. bank term loan FRN
Ser. B, 6.67s, 2009	331,723	335,218

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value
Consumer Staples continued
Spanish Broadcasting Systems, Inc.
bank term loan FRN 6.03s, 2012	$344,135	$348,581
Spectrum Brandd, Inc. bank term
loan FRN Ser. B, 6.4s, 2013	1,092,745	1,097,298
Sun Media Corp. bank term loan FRN
Ser. B, 6.243s, 2009 (Canada)	151,166	151,418
Universal City Development bank
term loan FRN Ser. B, 6.237s, 2011	495,000	500,569
Warner Music Group bank term loan
FRN Ser. B, 6.415s, 2011	295,376	298,225
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 6.7s, 2012	646,750	648,974
		10,367,263

Energy (0.3%)
Dresser, Inc. bank term loan FRN
7.99s, 2010	150,000	152,250
Key Energy Services, Inc. bank term
loan FRN Ser. B, 7.183s, 2012	594,254	601,434
Petroleum Geo-Services ASA bank
term loan FRN Ser. B, 7s, 2012
(Norway)	100,000	100,688
Targa Resources, Inc. bank term
loan FRN 6.634s, 2012	478,639	482,229
Targa Resources, Inc. bank term
loan FRN 4.083s, 2012	115,161	116,025
Universal Compression, Inc. bank
term loan FRN Ser. B, 5.59s, 2012	99,749	100,572
		1,553,198

Financial (0.5%)
Capital Automotive bank term loan
FRN 5.815s, 2010 (R)	850,000	852,922
Fidelity National Information
Solutions bank term loan FRN
Ser. B, 6.11s, 2013	594,218	596,446
General Growth Properties, Inc.
bank term loan FRN Ser. A, 6.12s,
2007 (R)	606,733	607,845
Hilb, Rogal & Hamilton Co. bank
term loan FRN Ser. B, 6.313s, 2011	215,214	217,366
NASDAQ, Inc bank term loan FRN
Ser. B, 5.565s, 2011	250,000	251,354
		2,525,933

Health Care (0.6%)
Aaccellent Corp. bank term loan FRN
Ser. B, 6.394s, 2012	150,000	152,906
Alderwoods Group, Inc. bank term
loan FRN 6.245s, 2009	498,520	503,194
Beverly Enterprises, Inc. bank term
loan FRN 6.577s, 2008	122,188	122,417
Community Health Systems, Inc. bank
term loan FRN Ser. B, 6.16s, 2011	247,619	250,560
DaVita, Inc. bank term loan FRN
Ser. B, 6.409s, 2012	670,868	679,347

Putnam VT Diversified Income Fund

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value
Health Care continued
Hanger Orthopedic Group, Inc. bank
term loan FRN 8.271s, 2009	$97,750	$98,850
Kinetic Concepts, Inc. bank term
loan FRN Ser. B, 5.78s, 2011	65,596	66,115
LifePoint, Inc. bank term loan FRN
Ser. B, 6.185s, 2012	651,033	654,198
Mylan Laboratories, Inc. bank term
loan FRN Ser. B, 5.4s, 2010	249,375	252,284
Veterinary Centers of America, Inc. bank
term loan FRN Ser. B, 5 3/4s, 2011	241,774	244,192
		3,024,063

Technology (0.5%)
AMI Semiconductor, Inc. bank term
loan FRN 5.72s, 2012	695,624	698,522
Avago, Inc. bank term loan FRN
Ser. DD, 6.565s, 2012 (Singapore)	120,000	120,200
Avago, Inc. bank term loan FRN
Ser. B, 6.565s, 2012 (Singapore)	280,000	281,225
Iron Mountain, Inc. bank term loan
FRN 6 1/8s, 2011	592,757	596,215
SunGard Data Systems, Inc. bank
term loan FRN Ser. B, 6.81s, 2013	592,765	596,161
UGS Corp. bank term loan FRN
Ser. C, 6.22s, 2012	371,862	376,046
Xerox Corp. bank term loan FRN
5.97s, 2008	150,000	151,125
		2,819,494

Transportation (0.1%)
Travelcenters of America bank term
loan FRN Ser. B, 5.926s, 2011	400,000	403,700

Utilities & Power (0.6%)
Allegheny Energy, Inc. bank term
loan FRN Ser. C, 5.86s, 2011	231,050	233,553
El Paso Corp. bank term loan FRN
3.764s, 2009	159,000	159,375
El Paso Corp. bank term loan FRN
Ser. B, 6.813s, 2009	760,465	763,422
NRG Energy, Inc. bank term loan FRN
3.92s, 2011	744,797	745,728
NRG Energy, Inc. bank term loan FRN
Ser. B, 5.895s, 2011	948,021	949,206
Williams Cos., Inc. (The) bank term
loan FRN Ser. C, 6 5/8s, 2007	97,510	98,424
		2,949,708

Total senior loans (cost $42,779,193)		$42,842,002

CONVERTIBLE PREFERRED STOCKS (0.2%)*

	Shares	Value

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	2,026	$85,599
Paxson Communications Corp. 144A
9.75% cv. pfd. ‡‡	59	407,100
Williams Cos., Inc. (The) 144A
$2.75 cv. pfd.	5,850	656,663

Total convertible preferred stocks
(cost $900,261)		$1,149,362

PREFERRED STOCKS (0.2%)*

	Shares	Value

Dobson Communications Corp. 13.00% pfd.	4	$5,400
First Republic Capital Corp. 144A
10.50% pfd.	310	341,000
Paxson Communications Corp. 14.25%
cum. pfd. ‡‡	37	321,900
Rural Cellular Corp. Ser. B,
11.375% cum. pfd.	325	373,750

Total preferred stocks (cost $811,588)		$1,042,050

UNITS (0.1%)*

	Units	Value

Morrison Knudsen Corp.	790,000	$46,610
XCL Equity Units (F)	842	573,991

Total units (cost $1,739,124)		$620,601

COMMON STOCKS (0.1%)*

	Shares	Value

AMRESCO Creditor Trust (acquired
6/17/99, cost $45,106) (F) ‡ † (R)	640,000	$640
Comdisco Holding Co., Inc.	413	7,847
Contifinancial Corp. Liquidating
Trust Units	2,443,632	30,088
Crown Castle International Corp. †	420	11,302
Dobson Communications Corp. †	1,519	11,393
Genesis HealthCare Corp. †	832	30,385
iPCS, Inc. †	287	13,848
Knology, Inc. †	182	684
Northwestern Corp.	4,563	141,772
Sterling Chemicals, Inc. †	139	1,599
Sun Healthcare Group, Inc. †	722	4,772
USA Mobility, Inc.	16	444
VFB LLC (acquired various dates
from 6/22/99 to 12/8/03,
cost $535,954) (F) ‡ †	815,601	17,332
WHX Corp. †	16,354	165,993

Total common stocks (cost $3,579,047)		$438,099

Putnam VT Diversified Income Fund

CONVERTIBLE BONDS AND NOTES (0.1%)*

				Principal amount	Value

Manor Care, Inc.
144A cv. sr. notes 2 1/8s, 2035				$65,000	$66,950
WCI Communities, Inc. cv.
sr. sub. note s 4s, 2023				215,000	238,113

Total convertible bonds and notes (cost $309,814)					$305,063

WARRANTS (--%)* †

	Expiration		Expiration
	date		price	Warrants	Value

Dayton Superior
Corp. 144A	6/15/09		$0.01	890	$9
MDP Acquisitions PLC
144A (Ireland)	10/01/13	EUR	0.001	422	11,816
Mikohn Gaming
Corp. 144A	8/15/08		$7.70	350	2,968
TravelCenters of
America, Inc.	5/01/09		0.001	330	413
Ubiquitel, Inc. 144A	4/15/10		22.74	1,420	14

Total warrants (cost $99,335)					$15,220

EQUITY FAIR VALUE CERTIFICATES (--%)* (cost $49,666) †

			Certificates		Value

ONO Finance PLC 144A
(United Kingdom)			360		$4

SHORT-TERM INVESTMENTS (13.4%)*

			Principal amount/shares		Value

Interest in $455,000,000 joint
tri-party repurchase agreement
dated December 30, 2005 with Bank
of America Securities, LLC due
January 3, 2006 with respect to
various U.S. Government obligations --
maturity value of $4,368,081 for an
effective yield of 4.29%
(collateralized by Fannie Mae
with a yield of 5.00% and a due
date of April 1, 2035, valued at
$464,100,001)			$4,366,000		$4,366,000
Putnam Prime Money Market Fund (e)			60,962,936		60,962,936
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)			$1,390,339		1,387,620
U.S. Treasury Bills for an effective
yield of 3.50%, January 26, 2006 #			1,240,000		1,236,990

Total short-term investments
(cost $67,953,546)					$67,953,546

Total investments (cost $548,760,738)					$553,252,019

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Argentina				0.7%
Brazil				1.9
Canada				1.3
Cayman Islands				1.5
France				2.7
Germany				1.2
Ireland				2.1
Japan				1.0
Luxembourg				0.9
Mexico				0.7
Philippines				0.6
Russia				0.8
Sweden				0.8
United Kingdom				2.2
United States				79.1
Other				2.5

Total				100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $39,379,820)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$7,400,383	$7,476,060	1/18/06	$(75,677)
British Pound	2,527,664	2,564,944	3/15/06	(37,280)
Canadian Dollar	3,831,206	3,844,330	1/18/06	(13,124)
Danish Krone	999,408	995,902	3/15/06	3,506
Euro	5,054,990	5,104,882	3/15/06	(49,892)
Japanese Yen	8,872,997	8,846,109	2/15/06	26,888
Korean Won	24,913	24,057	2/15/06	856
Polish Zloty	413,139	410,672	3/15/06	2,467
Swedish Krona	2,545,928	2,546,342	3/15/06	(414)
Swiss Franc	7,526,251	7,566,522	3/15/06	(40,271)

Total				$(182,941)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05
(aggregate face value $75,011,765)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,970,317	$3,978,043	1/18/06	$7,726
British Pound	9,095,069	9,198,556	3/15/06	103,487
Canadian Dollar	6,687,328	6,664,908	1/18/06	(22,420)
Euro	28,892,058	28,966,348	3/15/06	74,290
Japanese Yen	6,503,604	6,464,321	2/15/06	(39,283)
Norwegian Krone	7,161,463	7,186,651	3/15/06	25,188
Swedish Krona	9,883,217	9,888,608	3/15/06	5,391
Swiss Franc	2,635,309	2,664,330	3/15/06	29,021

Total				$183,400

Putnam VT Diversified Income Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	554	$131,789,675	Jun-06	$(25,454)
Euro 90 day (Short)	554	131,921,250	Mar-07	(11,031)
Euro-Bobl
5 yr (Long)	63	8,389,459	Mar-06	(16,535)
Euro-Bund
10 yr (Short)	65	9,340,374	Mar-06	(54,619)
Japanese Government
Bond (Long)	11	12,802,729	Mar-06	69,868
U.K. Gilt
10 yr (Long)	25	4,911,334	Mar-06	48,844
U.S. Treasury Bond
20 yr (Short)	546	62,346,375	Mar-06	(615,705)
U.S. Treasury Note
10 yr (Short)	314	34,353,563	Mar-06	(106,428)
U.S. Treasury Note
5 yr (Long)	443	47,110,281	Mar-06	8,318
U.S. Treasury Note
2 yr (Short)	62	12,721,625	Mar-06	16,282

Total				$(686,460)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/05

(proceeds receivable $17,117,164)

		Principal	Settlement
Agency		amount	date	Value

FNMA, 5 1/2s, January 1, 2036		$13,000,000	1/12/06	$12,872,030
FNMA, 5s, January 1, 2036		4,100,000	1/12/06	3,971,235
FNMA, 4 1/2s, January 1, 2021		300,000	1/18/06	291,750

Total				$17,135,015

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated
March 25, 2004 to pay semi-
annually the notional amount
multiplied by 3.075% and
receive quarterly the notional
amount multiplied by the
three month USD-LIBOR.		$13,700,000	3/30/09	$617,163
Agreement with Bank of
America, N.A. dated
January 22, 2004 to pay
semi-annually the notional
amount multiplied by
1.97375% and receive
quarterly the notional
amount multiplied by the
three month USD-LIBOR.		5,900,000	1/26/06	6,255

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated
January 22, 2004 to pay
semi-annually the notional
amount multiplied by 4.35%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR.	$1,800,000	1/27/14	$46,870
Agreement with Bank of
America, N.A. dated
August 30, 2005 to receive
semi-annually the notional
amount multiplied by 4.53%
and pay quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.	400,000	9/1/15	(7,883)
Agreement with Citibank
N.A. dated December 14,
2005 to pay annually the
notional amount multiplied
by 2.973% and receive semi-
annually the notional amount
multiplied by the six month
EURIBOR-T248.	EUR 59,000,000	12/17/07	55,118
Agreement with Citibank
N.A. dated December 14,
2005 to receive annually the
notional amount multiplied
by 3.485% and pay semi-
annually the notional amount
multiplied by the six month
EURIBOR-T248.	EUR 14,000,000	12/16/15	72,373
Agreement with Citibank,
N.A. dated July 12, 2005 to
receive annually the notional
amount multiplied by 3.4%
and pay semi-annually the
notional amount multiplied
by the six month
NOKDOM-NIBR.	NOK 35,500,000	7/14/10	(77,242)
Agreement with Citibank
N.A. dated July 12, 2005 to
pay annually the notional
amount multiplied by
2.7515% and receive semi-
annually the notional amount
multiplied by the six month
EURIBOR-T248.	EUR 4,300,000	7/14/10	76,986

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citibank,
N.A. dated July 20, 2005 to
receive annually the notional
amount multiplied by 3.52%
and pay semi-annually the
notional amount multiplied
by the six month
NOKDOM-NIBR.	NOK 14,000,000	7/22/10	$(20,495)
Agreement with Citibank,
N.A. dated July 20, 2005 to
pay annually the notional
amount multiplied by 2.825%
and receive semi-annually
the notional amount
multiplied by the six month
EURIBOR-T248.	EUR 1,700,000	7/22/10	24,121
Agreement with Credit
Suisse First Boston dated
November 16, 2005 to
receive annually the notional
amount multiplied by 1.72%
and pay semi-annually the
notional amount multiplied
by the six month
CHF-LIBOR.	CHF 34,509,000	11/18/07	36,478
Agreement with Credit
Suisse First Boston dated
November 16, 2005 to pay
annually the notional amount
multiplied by 2.33% and
receive semi-annually the
notional amount multiplied
by the six month
CHF-LIBOR.	CHF 16,868,000	11/18/12	(65,289)
Agreement with Credit
Suisse First Boston dated
November 16, 2005 to
receive annually the notional
amount multiplied by 2.71%
and pay semi-annually the
notional amount multiplied
by the six month
CHF-LIBOR.	CHF 4,224,600	11/18/20	64,767
Agreement with Credit
Suisse First Boston
International dated July 7,
2004 to pay semi-annually
the notional amount
multiplied by 4.945% and
receive quarterly the notional
amount multiplied by the
three month USD-LIBOR.	$4,835,700	7/9/14	(77,060)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit
Suisse First Boston
International dated July 7,
2004 to receive semi-
annually the notional amount
multiplied by 2.931% and pay
quarterly the notional
amount multiplied by the
three month USD-LIBOR.	$4,287,700	7/9/06	$(21,074)
Agreement with JPMorgan
Chase Bank, N.A. dated
May 6, 2005 to pay semi-
annually the notional amount
multiplied by 4.062% and
receive quarterly the notional
amount multiplied by the
three month USD-LIBOR.	20,000,000	5/10/07	210,621
Agreement with JPMorgan
Chase Bank, N.A. dated
May 6, 2005 to receive semi-
annually the notional amount
multiplied by 4.687% and pay
quarterly the notional
amount multiplied by the
three month USD-LIBOR.	11,000,000	5/10/15	(193,222)
Agreement with JPMorgan
Chase Bank, N.A. dated
May 6, 2005 to pay semi-
annually the notional amount
multiplied by 5.062% and
receive quarterly the notional
amount multiplied by the
three month USD-LIBOR.	5,000,000	5/10/35	10,322
Agreement with Lehman
Brothers Special Financing,
Inc. dated September 28,
2005 to receive annually the
notional amount multiplied
by 2.47% and pay semi-
annually the notional
amount multiplied by the six
month EURIBOR.	EUR 39,000,000	9/28/07	(346,106)
Agreement with Lehman
Brothers Special Financing,
Inc. dated September 28,
2005 to pay annually the
notional amount multiplied
by 3.2385% and receive
semi-annually the notional
amount multiplied by
the six month EURIBOR.	EUR 20,000,000	9/30/15	289,090

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman
Brothers Special Financing,
Inc. dated October 19, 2005
to pay semi-annually the
notional amount multiplied
by 1.61% and receive semi-
annually the notional amount
multiplied by the six month
JPY-LIBOR-BBA.	JPY 1,700,000,000	10/21/15	$(69,589)
Agreement with Lehman
Brothers Special Financing,
Inc. dated September 28,
2005 to receive annually the
notional amount multiplied
by 3.734% and pay semi-
annually the notional
amount multiplied by the six
month EURIBOR.	EUR 7,100,000	9/30/35	(9,320)
Agreement with Lehman
Brothers Special Financing,
Inc. dated December 9, 2003
to receive semi-annually the
notional amount multiplied
by 4.641% and pay quarterly
the notional amount
multiplied by the three
month USD-LIBOR-BBA.	$7,839,000	12/15/13	(137,021)
Agreement with Lehman
Brothers Special Financing,
Inc. dated January 22, 2004
to pay semi-annually the
notional amount multiplied
by 1.955% and receive
quarterly the notional
amount multiplied by
the three month
USD-LIBOR-BBA.	5,900,000	1/26/06	6,791
Agreement with Lehman
Brothers Special Financing,
Inc. dated January 22, 2004
to pay semi-annually the
notional amount multiplied
by 4.3375% and receive
quarterly the notional
amount multiplied by
the three month
USD-LIBOR-BBA.	1,800,000	1/26/14	48,461
Agreement with Merrill
Lynch Capital Services Inc.
dated July 22, 2005 to receive
annually the notional amount
multiplied by 3.54% and pay
semi-annually the notional
amount multiplied by the six
month NIBOR.	NOK 20,900,000	7/26/05	(27,944)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Merrill
Lynch Capital Services, Inc.
dated February 16, 2005 to
receive semi-annually the
notional amount multiplied
by the six month EURIBOR
and pay annually the notional
amount multiplied by 2.5645%.	EUR 36,100,000	2/19/07	$(485,491)
Agreement with Merrill
Lynch Capital Services, Inc.
dated October 5, 2005 to
receive annually the notional
amount multiplied by 2.526%
and pay semi-annually the
notional amount multiplied
by the six month
EUR-EURIBOR-Telerate.	EUR 22,000,000	10/7/07	(174,646)
Agreement with Merrill
Lynch Capital Services, Inc.
dated October 5, 2005 to
pay annually the notional
amount multiplied by
3.2685% and receive semi-
annually the notional amount
multiplied by the six month
EUR-EURIBOR-BBAM	EUR 12,000,000	10/7/07	142,311
Agreement with Merrill
Lynch Capital Services, Inc.
dated October 5, 2005 to
receive annually the notional
amount multiplied by 3.736%
and pay semi-annually the
notional amount multiplied
by the six month
EUR-EURIBOR-BBAM.	EUR 4,000,000	10/7/07	(5,171)
Agreement with Merrill
Lynch Capital Services, Inc.
dated July 22, 2005 to pay
annually the notional amount
multiplied by 2.801% and
receive semi-annually the
notional amount multiplied
by the six month EURIBOR.	EUR 2,700,000	7/26/10	40,967

Total			$31,141

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

	Notional	Termination	Unrealized
	amount	date	appreciation

Agreement with Goldman Sachs
dated December 23, 2005 to
receive/(pay) a premium based
on the difference between the
market price of Ford Credit Auto
Owner Trust Series 2005-B
Class D and par on day of execution
and receive monthly the notional
amount multiplied by 678 basis
points and pay monthly the one
month USD-LIBOR. At maturity/
termination the fund receives the
coupon and price appreciation of
Ford Credit Auto Owner Trust
Series 2005-B Class D and pays
the one month USD-LIBOR and
the price depreciation of Ford
Credit Auto Owner Trust Series
2005-B Class D.	$988,000	9/15/11	$5,829

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Bank of America, N.A. on
August 16, 2005, maturing on June 20, 2010, to
receive/(pay) a premium based on the difference
between the original spread on issue and the
market spread on day of execution and pay
quarterly 360 basis points per annum times the
notional amount. Upon a credit default event of
a reference entity within the CDX HY Series 4
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
CDX HY Series 4 Index.		$3,724,000	$(85,866)
Agreement with Bank of America, N.A. on
September 13, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on the
difference between the original spread on issue
and the market spread on day of execution and
pay quarterly 90 basis points per annum times
the notional amount. Upon a credit default event
of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ CDX IG HVOL Series 4 Index.		2,552,000	16,049
CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on
August 17, 2005, maturing on June 20, 2010, to
receive/(pay) a premium based on the difference
between the original spread on issue and the
market spread on day of execution and pay
quarterly 360 basis points per annum times the
notional amount. Upon a credit default event of
a reference entity within the CDX HY Series 4
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
CDX HY Series 4 Index.	$1,862,000	$(44,013)
Agreement with Bank of America, N.A. on
April 14, 2005, maturing on June 20, 2010,
to receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and receive quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 4
Index, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 4 Index.	1,372,000	44,984
Agreement with Bank of America, N.A. on
September 8, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on
the difference between the original spread
on issue and the market spread on day of
execution and pay quarterly 360 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX HY Series 4 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
HY Series 4 Index.	759,500	(17,307)
Agreement with Bank of America, N.A. on
April 13, 2005, maturing on June 20, 2010,
to receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and receive quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 3
Index, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 3 Index.	686,000	22,113

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial
Products, Inc. on April 28, 2005, maturing
on June 20, 2010, to receive quarterly 201
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 4
Index 25-35% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 4
Index 25-35% tranche.	$1,800,000	$116,737
Agreement with Citigroup Financial
Products, Inc. on April 15, 2005, maturing
on June 20, 2010, to receive quarterly 180
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 4
Index 25-35% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 4
Index 25-35% tranche.	1,800,000	99,990
Agreement with Citigroup Financial
Products, Inc. on June 10, 2005, maturing on
June 20, 2010, to pay quarterly 677.5 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5 year
Series 4 Index 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-
market value of the reference entity within
the DJ IG CDX 5 year Series 4 Index
3-7% tranche.	1,838,000	(43,064)
Agreement with Citigroup Financial
Products, Inc. on June 10, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and pay quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 5
year Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 5
year Series 4 Index.	1,801,240	(54,475)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial
Products, Inc. on August 19, 2005, maturing
on June 20, 2012, to receive quarterly 62
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX Series
4 Index,7-10% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche.	$1,687,000	$9,430
Agreement with Citigroup Financial
Products, Inc. on August 19, 2005, maturing
on June 20, 2012, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 55 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index.	1,687,000	(636)
Agreement with Deutsche Bank AG on
April 15, 2005, maturing on June 20, 2010,
to receive quarterly 183 basis points per
annum times the notional amount. Upon a
credit default event of a reference entity
within the DJ HY CDX 4 Index 25-35%
tranche, the fund make a payment of the
proportional notional amount times
the difference between the par value
and the then-market value of the
reference entity within the DJ HY CDX 4
Index 25-35% tranche.	1,800,000	92,401
Agreement with Goldman Sachs Capital
Markets, L.P. on November 17, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 85 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG HVOL Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within
the CDX IG HVOL Series 5 Index.	1,199,000	(4,917)

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on October 12, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay quarterly
395 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the CDX HY
Series 5 Index, the fund receives a payment
of the proportional notional amount times
the difference between the par value and the
then-market value of the reference entity
within the CDX HY Series 5 Index.	$10,395,000	$(293,306)
Agreement with Goldman Sachs Capital
Markets, L.P. on October 14, 2005, maturing
on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay quarterly
90 basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX IG HVOL
Series 4 Index, the fund receives a payment
of the proportional notional amount times
the difference between the par value and the
then-market value of the reference entity
within the CDX IG HVOL Series 4 Index.	8,162,000	(23,049)
Agreement with Goldman Sachs Capital
Markets, L.P. on October 21, 2005, maturing
on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay quarterly
90 basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX IG Series 4
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the CDX IG Series 4 Index.	1,952,000	5,874
Agreement with Goldman Sachs Capital
Markets, L.P.on August 19, 2005, maturing
on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay quarterly
360 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the CDX HY
Series 4 Index, the fund receives a payment
of the proportional notional amount times
the difference between the par value and the
then-market value of the reference entity
within the CDX HY Series 4 Index.	1,862,000	(34,426)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on August 12, 2005, maturing
on June 20, 2015, to receive quarterly 600
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX Series
4 Index,3-7% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index, 3-7% tranche.	$1,903,000	$(120,285)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 85 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG HVOL Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
CDX IG HVOL Series 5 Index.	1,199,000	(2,281)
Agreement with Goldman Sachs Capital
Markets, L.P. on June 22, 2005, maturing on
June 20, 2015, to receive quarterly 656 basis
points per annum times the notional amount.
Upon a credit default event of a reference
entity within the DJ IG CDX 5 year Series 4
Index 3-7% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX 5 year
Series 4 Index 3-7% tranche.	1,108,200	(30,244)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2012, to receive
quarterly 31.25 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the CDX
IG Series 5 Index, 10-15% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
CDX IG Series 5 Index,10-15% tranche.	877,000	1,096

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on April 13, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and pay quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 3
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 3 Index.	$686,000	$9,758
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2010, to pay
quarterly 113 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the CDX
IG Series 5 Index, 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
IG Series 5 Index, 3-7% tranche.	600,000	553
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2012, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG Series 5 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
CDX IG Series 5 Index.	438,500	(969)
Agreement with Goldman Sachs
International on September 2, 2004,
terminating on the date on which the
notional amount is reduced to zero or the
date on which the assets securing the
reference obligation are liquidated, the fund
receives a payment of the outstanding
notional amount times 2.461% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.	3,016,000	(7,428)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with JPMorgan Chase Bank,
N.A. on June 23, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on
the difference between the original spread
on issue and the market spread on day of
execution and pay quarterly 360 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ HY CDX 5 year Series 4 Index,
the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 5 year Series 4 Index.	$1,813,000	$(51,893)
Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20,
2012, to receive quarterly 30.5 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX 4 Index, 10-15%
tranche, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 4 Index10-15% tranche.	1,772,000	2,266
Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20,
2012, to receive/(pay) a premium based on
the difference between the original spread
on issue and the market spread on day of
execution and pays quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX 4 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the per annum the DJ IG CDX 4
Index.	886,000	(875)
Agreement with Lehman Brothers Special
Financing, Inc. on December 1, 2005,
maturing on June 20, 2010, to pay quarterly
124.5 basis points per annum times the
notional amount. Upon a credit default event
of any reference entity within the DJ IG CDX
Series 4 Index, 3-7% tranche,the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index, 3-7% tranche.	1,607,500	(12,653)

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on August 10, 2005, maturing
on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and to pay
quarterly 360 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the CDX
HY Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the CDX HY
Series 4 Index.	$3,724,000	$(61,603)
Agreement with Lehman Brothers Special
Financing, Inc. on July 27, 2005, maturing on
June 20, 2012, to receive quarterly 19 basis
points times the notional amount. Upon a
credit default event of any reference entity
within the DJ iTraxx Index, S3 tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ iTraxx Index, S3 tranche.	EUR 1,847,000	8,624
Agreement with Lehman Brothers Special
Financing, Inc. on August 24, 2005, maturing
on June 20, 2012, to receive quarterly
46.375 basis points times the notional
amount. Upon a credit default event of any
reference entity within the DJ iTraxx Index,
6-9% tranche, the fund makes a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ iTraxx Index, 6-9% tranche.	EUR 1,716,000	8,139
Agreement with Lehman Brothers Special
Financing, Inc. on July 27, 2005, maturing on
June 20, 2012, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and to pay quarterly 45
basis points times the notional amount.
Upon a credit default event of any reference
entity within the DJ iTraxx Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity
within the DJ iTraxx Index.	EUR 1,716,000	(2,169)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on September 8, 2005,
maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and to pay
quarterly 360 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the DJ
HY CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX
Series 4 Index.	$1,864,940	$(46,362)
Agreement with Lehman Brothers Special
Financing, Inc. on June 17, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and pay quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 5
year Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 5
year Series 4 Index.	1,801,240	(48,487)
Agreement with Lehman Brothers Special
Financing, Inc. on July 27, 2005, maturing on
June 20, 2012, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and to receive quarterly 45
basis points times the notional amount.
Upon a credit default event of any reference
entity within the DJ iTraxx Index, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ iTraxx Index.	EUR 1,385,250	(779)
Agreement with Lehman Brothers Special
Financing, Inc. on June 14, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and pay quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 5
year Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 5
year Series 4 Index.	$1,083,880	(29,772)

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005,
maturing on June 20, 2015, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 65 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 4 Index, the fund receives a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 4 Index.	$862,000	$(626)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005,
maturing on December 20, 2015, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 70 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 5 Index.	861,000	(2,500)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005,
maturing on December 20, 2015, to receive
quarterly 57.5 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 5 Index 10-15% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX 5 Index 10-15% tranche.	861,000	(2,828)
Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005,
maturing on June 20, 2015, to receive
quarterly 59 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 4 Index,10-15% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX 4 Index,10-15% tranche.	862,000	(3,939)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on April 14, 2005, maturing
on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 360 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ HY
CDX 3 Index, the fund receives a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 3 Index.	$784,000	$26,133
Agreement with Lehman Brothers Special
Financing, Inc. on April 18, 2005, maturing
on June 20, 2010, to pay quarterly 194 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 4
Index 25-35% tranche, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ HY CDX 4
Index 25-35% tranche.	400,000	23,001
Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005,
maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and to pay
quarterly 90 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the DJ IG
CDX HVOL Series 4 Index,the fund receives
a payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
HVOL Series 4 Index.	403,000	686
Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005,
maturing on June 20, 2012, to receive
quarterly 309 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the DJ IG
CDX Series 4 Index, 3-7% tranche,the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX Series 4 Index, 3-7% tranche.	403,000	162

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Merrill Lynch International
on April 14, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on
the difference between the original spread
on issue and the market spread on day of
execution and receives quarterly 360 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX 4
Index, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ HY CDX 4 Index.	$882,000	$43,135
Agreement with Morgan Stanley Capital
Services, Inc. on May 24, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and pay quarterly 90 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5 year
Series 4 Index, the fund receives a payment
of the proportional notional amount times
the difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 5 year Series 4 Index.	7,780,000	(76,942)
Agreement with Morgan Stanley Capital
Services, Inc. on September 8, 2005,
maturing on June 20, 2012, to receive
quarterly 285 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	1,939,000	4,996
Agreement with Morgan Stanley Capital
Services, Inc. on December 20, 2005,
maturing on June 20, 2010, to pays quarterly
114 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	1,865,000	3,496

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on December 8, 2005,
maturing on December 20, 2012, to receive
quarterly 29 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the
DJ IG CDX Series 5 Index 10-15% tranche,
the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX Series 5 Index
10-15% tranche.	$1,756,000	$311
Agreement with Morgan Stanley Capital
Services, Inc. on November 30, 2005,
maturing on December 20, 2012, to receive
quarterly 30 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ IG CDX Series 5 Index
10-15% tranche.	1,753,000	711
Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005,
maturing on June 20, 2012, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 55 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index.	1,724,000	1,207
Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005,
maturing on June 20, 2012, to receive
quarterly 48 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 7-10% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 7-10% tranche.	1,724,000	1,317

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on October 13, 2005,
maturing on December 20, 2010, to receive
quarterly 145 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ HY
CDX Series 5 Index 25-35% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ
HY CDX Series 5 Index 25-35% tranche.	$1,616,000	$26,166
Agreement with Morgan Stanley Capital
Services, Inc. on September 13, 2005,
maturing on June 20, 2012, to receive
quarterly 275 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche.	1,276,000	(4,988)
Agreement with Morgan Stanley Capital
Services, Inc. on November 16, 2005,
maturing on December 20, 2012, to receive
quarterly 305 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 5 Index 3-7% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index 3-7% tranche.	1,199,000	50,031
Agreement with Morgan Stanley Capital
Services, Inc. on May 24, 2005, maturing on
June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on
day of execution and receive quarterly 500
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5 year
Series 4 Index 0-3% tranche, the fund makes
a payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX 5 year
Series 4 Index 0-3% tranche.	1,752,000	105,162

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005,
maturing on December 20, 2010, to receive
quarterly 127 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ HY
CDX Series 5 Index 25-35% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ
HY CDX Series 5 Index 25-35% tranche.	$975,000	$7,473
Agreement with Morgan Stanley Capital
Services, Inc. on September 8, 2005,
maturing on June 20, 2015, to receive
quarterly 479 basis points times the notional
amount. Upon a credit default event of any
reference entity within the iTraxx Eur 3
Index,3-6% tranche. the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the iTraxx EUR 3
Index, 3-6% tranche.	EUR 775,000	40,557
Agreement with Morgan Stanley Capital
Services, Inc. on December 8, 2005,
maturing on December 20, 2012, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index.	$878,000	(1,945)
Agreement with Morgan Stanley Capital
Services, Inc. on November 30, 2005,
maturing on December 20, 2012, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index.	876,500	(1,940)

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005,
maturing on June 20, 2015, to receive
quarterly 70.5 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 10-15% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 10-15% tranche.	$853,000	$9,316
Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005,
maturing on June 20, 2015, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 65 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index.	853,000	(1,874)
Agreement with Morgan Stanley Capital
Services, Inc. on October 13, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 395 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ CDX HY Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
DJ CDX HY Series 5 Index.	799,920	(15,993)
Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pays quarterly 395 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX HY Series 5
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the CDX HY Series 5 Index.	482,625	(8,623)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on December 19, 2005,
maturing on June 20, 2010, to pays quarterly
110.5 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche.	$403,000	$136

Total		$(357,047)

See page 267 for Notes to the Portfolios.

Putnam VT Equity Income Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (92.4%)*

	Shares	Value
Aerospace and Defense (2.7%)
Boeing Co. (The)	21,815	$1,532,286
Lockheed Martin Corp.	56,900	3,620,547
		5,152,833

Banking (10.7%)
Bank of America Corp.	213,650	9,859,948
U.S. Bancorp	213,955	6,395,115
Wachovia Corp.	53,381	2,821,720
Washington Mutual, Inc.	26,540	1,154,490
		20,231,273

Beverage (0.6%)
Coca-Cola Enterprises, Inc.	63,510	1,217,487

Building Materials (2.7%)
Masco Corp.	113,182	3,416,965
Sherwin Williams Co.	35,690	1,621,040
		5,038,005

Cable Television (1.0%)
Comcast Corp. Class A †	69,830	1,812,787

Chemicals (1.0%)
Dow Chemical Co. (The)	18,260	800,153
Huntsman Corp. †	16,190	278,792
PPG Industries, Inc.	14,626	846,845
		1,925,790

Commercial and Consumer Services (0.6%)
Cendant Corp.	68,675	1,184,644

Computers (2.6%)
Hewlett-Packard Co.	123,190	3,526,930
IBM Corp.	17,160	1,410,552
		4,937,482

Conglomerates (4.6%)
General Electric Co.	49,041	1,718,887
Honeywell International, Inc.	54,480	2,029,380
Textron, Inc.	4,250	327,165
Tyco International, Ltd. (Bermuda)	162,230	4,681,958
		8,757,390

Consumer Finance (1.9%)
Capital One Financial Corp.	33,100	2,859,840
Countrywide Financial Corp.	21,060	720,041
		3,579,881

Consumer Goods (1.1%)
Colgate-Palmolive Co.	1,625	89,131
Procter & Gamble Co. (The)	34,042	1,970,351
		2,059,482

Containers (0.1%)
Owens-Illinois, Inc. †	12,390	260,686

COMMON STOCKS (92.4%)* continued

	Shares	Value
Electric Utilities (4.8%)
Dominion Resources, Inc.	19,310	$1,490,732
DPL, Inc.	21,830	567,798
Entergy Corp.	26,050	1,788,333
Exelon Corp.	30,840	1,638,838
PG&E Corp.	53,040	1,968,845
Progress Energy, Inc.	1,700	74,664
Public Service Enterprise
Group, Inc.	11,390	740,008
Westar Energy, Inc.	12,858	276,447
Wisconsin Energy Corp.	12,860	502,312
		9,047,977

Electronics (1.5%)
Avnet, Inc. †	29,320	701,921
Intel Corp.	81,540	2,035,238
		2,737,159

Energy (0.6%)
Pride International, Inc. †	17,780	546,735
Weatherford International, Ltd. †	18,580	672,596
		1,219,331

Financial (8.6%)
Citigroup, Inc.	181,025	8,785,143
Fannie Mae	51,597	2,518,450
Freddie Mac	59,620	3,896,167
PMI Group, Inc. (The)	27,820	1,142,567
		16,342,327

Food (0.7%)
General Mills, Inc.	27,377	1,350,234

Health Care Services (1.7%)
Cardinal Health, Inc.	22,490	1,546,188
CIGNA Corp.	15,460	1,726,882
		3,273,070

Homebuilding (0.5%)
Lennar Corp.	13,900	848,178

Household Furniture and Appliances (0.8%)
Whirlpool Corp.	18,940	1,586,414

Insurance (8.1%)
ACE, Ltd. (Bermuda)	76,159	4,069,937
American International Group, Inc.	49,030	3,345,317
Axis Capital Holdings, Ltd.
(Bermuda)	57,159	1,787,934
Chubb Corp. (The)	16,250	1,586,813
Endurance Specialty Holdings, Ltd.
(Bermuda)	25,970	931,025
Everest Re Group, Ltd. (Barbados)	20,210	2,028,074

Putnam VT Equity Income Fund

COMMON STOCKS (92.4%)* continued

	Shares	Value
Insurance continued
Fidelity National Title Group, Inc.
Class A	2,167	$52,766
MetLife, Inc.	10,550	516,950
St. Paul Travelers Cos., Inc. (The)	20,323	907,828
		15,226,644

Investment Banking/Brokerage (2.0%)
Goldman Sachs Group, Inc. (The)	6,250	798,188
Lehman Brothers Holdings, Inc.	5,110	654,949
Morgan Stanley	42,410	2,406,343
		3,859,480

Machinery (0.6%)
Parker-Hannifin Corp.	17,850	1,177,386

Manufacturing (1.1%)
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	53,000	2,139,610

Media (1.1%)
Walt Disney Co. (The)	87,780	2,104,087

Medical Technology (0.7%)
Baxter International, Inc.	4,420	166,413
Becton, Dickinson and Co.	5,103	306,588
PerkinElmer, Inc.	37,400	881,144
		1,354,145

Metals (0.9%)
Alcoa, Inc.	54,920	1,623,984

Natural Gas Utilities (0.1%)
Sempra Energy	2,300	103,132

Oil & Gas (12.1%)
Amerada Hess Corp.	11,340	1,438,139
Burlington Resources, Inc.	7,210	621,502
Chevron Corp.	136,712	7,761,140
EOG Resources, Inc.	2,130	156,278
Exxon Mobil Corp.	135,020	7,584,073
Marathon Oil Corp.	42,866	2,613,540
Occidental Petroleum Corp.	21,140	1,688,663
Valero Energy Corp.	21,340	1,101,144
		22,964,479

Pharmaceuticals (5.2%)
Abbott Laboratories	18,410	725,906
Bristol-Myers Squibb Co.	10,600	243,588
Johnson & Johnson	29,266	1,758,887
Pfizer, Inc.	167,516	3,906,473
Wyeth	68,184	3,141,237
		9,776,091

Publishing (0.2%)
R. R. Donnelley & Sons Co.	12,840	439,256

COMMON STOCKS (92.4%)* continued

	Shares	Value
Railroads (1.2%)
Norfolk Southern Corp.	50,590	$2,267,950

Regional Bells (1.1%)
Verizon Communications, Inc.	67,189	2,023,733

Restaurants (1.2%)
McDonald’s Corp.	65,540	2,210,009

Retail (2.7%)
Foot Locker, Inc.	17,170	405,040
Office Depot, Inc. †	46,690	1,466,066
Rite Aid Corp. †	81,540	283,759
Sears Holdings Corp. †	5,101	589,319
Supervalu, Inc.	46,640	1,514,867
TJX Cos., Inc. (The)	38,970	905,273
		5,164,324

Software (1.7%)
Microsoft Corp.	49,810	1,302,532
Oracle Corp. †	154,840	1,890,596
		3,193,128

Telecommunications (1.4%)
Sprint Nextel Corp.	108,439	2,533,135

Tobacco (1.6%)
Altria Group, Inc.	41,390	3,092,661

Trucks & Parts (0.5%)
Autoliv, Inc. (Sweden)	21,100	958,362

Waste Management (0.1%)
Waste Management, Inc.	2,529	76,748

Total common stocks (cost $158,471,279)		$174,850,774

CONVERTIBLE PREFERRED STOCKS (4.3%)*

	Shares	Value

Amerada Hess Corp. $3.50 cv. pfd.	8,180	$878,328
Chubb Corp. (The) $1.75 cv. pfd.	5,070	178,084
Citigroup Funding, Inc. Ser. GNW,
zero % cv. pfd.	7,640	247,154
Conseco, Inc. $1.38 cum. cv. pfd.	6,580	186,708
Fortis Insurance NV 144A
7.75% cv. pfd. (Netherlands)	61	73,810
Freeport-McMoRan Copper &
Gold, Inc. 144A 5.50% cv. pfd.	43	50,385
General Motors Corp. Ser. A,
$1.13 cv. pfd.	4,900	101,675
Hartford Financial Services
Group, Inc. (The) $3.50 cv. pfd.	6,422	495,297
Hartford Financial Services
Group, Inc. (The) $3.00 cv. pfd.	7,060	536,560
Huntsman Corp. $2.50 cv. pfd.	24,860	997,508

Putnam VT Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (4.3%)* continued

	Shares	Value

Interpublic Group of Companies, Inc.
144A Ser. B, 5.25% cum. cv. pfd	105	$96,626
Lehman Brothers Holdings, Inc.
$1.563 cv. pfd.	17,165	450,581
MetLife, Inc. Ser. B,
$1.594 cv. pfd.	3,457	95,500
Platinum Underwriters Holdings,
Ltd. Ser. A, 6.00% cv. pfd.
(Bermuda)	4,200	131,250
PMI Group, Inc. (The)
$1.469 cv. pfd.	10,540	259,548
State Street Escrow zero % cv. pfd.	330	6,447
UnumProvident Corp. $2.063 cv. pfd.	2,100	91,350
Xerox Corp. $6.25 cv. pfd.	21,400	2,616,150
XL Capital, Ltd. $1.625 cv. pfd.
(Bermuda)	30,940	688,724

Total convertible preferred stocks (cost $7,792,249)		$8,181,685

UNITS (0.3%)*

	Units	Value

Hercules, Inc. units	209,000	$156,750
ONEOK, Inc. units	12,100	391,738

Total units (cost $581,203)		$548,488

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $94,314)

	Principal amount	Value

Tyco International Group
SA cv. company guaranty Ser. A,
2 3/4s, 2018 (Luxembourg)	$75,000	$94,969

SHORT-TERM INVESTMENTS (3.0%)* (cost $5,736,497)

	Shares	Value

Putnam Prime Money Market Fund (e)	5,736,497	$5,736,497

Total investments (cost $172,675,542)		$189,412,413

See page 267 for Notes to the Portfolios.

Putnam VT The George Putnam Fund of Boston

The fund’s portfolio 12/31/05

COMMON STOCKS (59.9%)*

	Shares	Value
Banking (4.8%)
Bank of America Corp. (S) #	413,830	$19,098,255
U.S. Bancorp	339,200	10,138,688
Wachovia Corp. (S)	51,200	2,706,432
Washington Mutual, Inc.	20,300	883,050
		32,826,425

Basic Materials (1.3%)
Alcoa, Inc.	60,500	1,788,985
Crown Holdings, Inc. †	54,400	1,062,432
Dow Chemical Co. (The)	16,400	718,648
Huntsman Corp. †	22,500	387,450
PPG Industries, Inc.	39,400	2,281,260
Rohm & Haas Co.	25,400	1,229,868
United States Steel Corp.	26,800	1,288,276
		8,756,919

Capital Goods (2.7%)
Autoliv, Inc. (Sweden)	19,700	894,774
Boeing Co. (The)	26,150	1,836,776
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	65,040	2,625,665
Lockheed Martin Corp.	112,100	7,132,923
Owens-Illinois, Inc. †	17,400	366,096
Parker-Hannifin Corp.	56,300	3,713,548
Waste Management, Inc.	61,500	1,866,525
		18,436,307

Communication Services (2.3%)
Comcast Corp. Class A † (S)	156,600	4,065,336
Sprint Nextel Corp.	276,297	6,454,298
Verizon Communications, Inc.	169,640	5,109,557
		15,629,191

Conglomerates (2.0%)
General Electric Co.	61,500	2,155,575
Honeywell International, Inc.	60,410	2,250,273
Textron, Inc.	15,000	1,154,700
Tyco International, Ltd. (Bermuda)	293,800	8,479,068
		14,039,616

Consumer Cyclicals (5.8%)
Brunswick Corp.	67,100	2,728,286
Cendant Corp.	222,900	3,845,025
Foot Locker, Inc. (S)	22,400	528,416
Lennar Corp. (S)	41,900	2,556,738
Lowe’s Cos., Inc.	19,300	1,286,538
Masco Corp.	210,300	6,348,957
Michaels Stores, Inc.	29,100	1,029,267
NVR, Inc. †	1,838	1,290,276
Office Depot, Inc. †	110,600	3,472,840
R. R. Donnelley & Sons Co.	65,600	2,244,176
Royal Caribbean Cruises, Ltd.	41,900	1,888,014
Sears Holdings Corp. †	6,835	789,648

COMMON STOCKS (59.9%)* continued

	Shares	Value
Consumer Cyclicals continued
Sherwin Williams Co.	76,800	$3,488,256
TJX Cos., Inc. (The)	52,400	1,217,252
Vulcan Materials Co.	21,800	1,476,950
Walt Disney Co. (The)	115,200	2,761,344
Whirlpool Corp.	36,400	3,048,864
		40,000,847

Consumer Finance (1.4%)
Capital One Financial Corp.	67,330	5,817,312
Countrywide Financial Corp.	111,000	3,795,090
		9,612,402

Consumer Staples (4.5%)
Altria Group, Inc.	103,680	7,746,970
Coca-Cola Co. (The)	55,900	2,253,329
Coca-Cola Enterprises, Inc.	81,970	1,571,365
Estee Lauder Cos., Inc. (The) Class A	41,800	1,399,464
General Mills, Inc.	60,600	2,988,792
Loews Corp. - Carolina Group	41,800	1,838,782
McDonald’s Corp.	127,200	4,289,184
Pilgrim’s Pride Corp. (S)	34,900	1,157,284
Procter & Gamble Co. (The)	42,900	2,483,052
Rite Aid Corp. † (S)	522,600	1,818,648
Supervalu, Inc.	108,800	3,533,824
		31,080,694

Energy (7.2%)
Amerada Hess Corp.	32,900	4,172,378
Burlington Resources, Inc.	9,300	801,660
Chevron Corp.	216,892	12,312,959
Devon Energy Corp.	16,000	1,000,640
EOG Resources, Inc.	2,800	205,436
Exxon Mobil Corp.	277,700	15,598,409
Marathon Oil Corp.	88,700	5,408,039
Occidental Petroleum Corp.	53,000	4,233,640
Pride International, Inc. †	62,000	1,906,500
Sunoco, Inc.	21,000	1,645,980
Valero Energy Corp.	28,200	1,455,120
Weatherford International, Ltd. †	25,000	905,000
		49,645,761

Financial (5.7%)
Citigroup, Inc. #	389,500	18,902,435
Fannie Mae	58,110	2,836,349
Freddie Mac	124,090	8,109,282
Hartford Financial Services
Group, Inc. (The)	21,700	1,863,813
Lehman Brothers Holdings, Inc.	18,100	2,319,877
MetLife, Inc.	44,700	2,190,300
PMI Group, Inc. (The) (S)	65,600	2,694,192
		38,916,248

Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (59.9%)* continued

	Shares	Value
Health Care (7.6%)
Abbott Laboratories	19,100	$753,113
AmerisourceBergen Corp.	52,400	2,169,360
Barr Pharmaceuticals, Inc. †	14,900	928,121
Baxter International, Inc.	44,000	1,656,600
Becton, Dickinson and Co.	44,400	2,667,552
Boston Scientific Corp. †	101,700	2,490,633
Cardinal Health, Inc.	71,800	4,936,250
CIGNA Corp.	43,570	4,866,769
HCA, Inc.	35,700	1,802,850
Johnson & Johnson	124,980	7,511,298
Lincare Holdings, Inc. †	13,500	565,785
PerkinElmer, Inc.	39,100	921,196
Pfizer, Inc.	463,100	10,799,492
Watson Pharmaceuticals, Inc. †	45,200	1,469,452
WellPoint, Inc. †	33,400	2,664,986
Wyeth	124,300	5,726,501
		51,929,958

Insurance (4.4%)
ACE, Ltd. (Bermuda)	143,200	7,652,608
American International Group, Inc.	64,000	4,366,720
Axis Capital Holdings, Ltd. (Bermuda)	56,623	1,771,167
Chubb Corp. (The)	53,300	5,204,745
Endurance Specialty Holdings, Ltd.
(Bermuda)	29,500	1,057,575
Everest Re Group, Ltd. (Barbados)	54,700	5,489,145
Prudential Financial, Inc.	28,300	2,071,277
St. Paul Travelers Cos., Inc. (The)	24,500	1,094,415
W.R. Berkley Corp.	24,200	1,152,404
		29,860,056

Investment Banking/Brokerage (0.8%)
Bear Stearns Cos., Inc. (The)	12,400	1,432,572
Goldman Sachs Group, Inc. (The)	8,200	1,047,222
Morgan Stanley	48,400	2,746,216
		5,226,010

Technology (6.5%)
Accenture, Ltd. Class A (Bermuda)	65,900	1,902,533
Arrow Electronics, Inc. †	8,000	256,240
Avnet, Inc. †	39,400	943,236
Cisco Systems, Inc. †	201,600	3,451,392
Dell, Inc. †	89,100	2,672,109
EMC Corp. †	62,900	856,698
Hewlett-Packard Co.	284,000	8,130,920
IBM Corp.	19,500	1,602,900
Intel Corp.	320,100	7,989,696
Lam Research Corp. †	20,800	742,144
McAfee, Inc. †	23,400	634,842
Microsoft Corp.	251,000	6,563,650
Motorola, Inc.	91,800	2,073,762
Oracle Corp. †	351,200	4,288,152

COMMON STOCKS (59.9%)* continued

	Shares	Value
Technology continued
Symantec Corp. †	37,800	$661,500
Xerox Corp. † (S)	98,900	1,448,885
		44,218,659

Transportation (0.6%)
Norfolk Southern Corp.	52,400	2,349,092
Yellow Roadway Corp. †	37,500	1,672,875
		4,021,967

Utilities & Power (2.3%)
Constellation Energy Group, Inc.	19,300	1,111,680
Dominion Resources, Inc.	25,190	1,944,668
DPL, Inc.	29,500	767,295
Entergy Corp.	32,720	2,246,228
Exelon Corp.	67,760	3,600,766
PG&E Corp. (S)	114,840	4,262,861
Public Service Enterprise
Group, Inc.	15,200	987,544
Wisconsin Energy Corp.	17,700	691,362
		15,612,404

Total common stocks (cost $343,967,478)		$409,813,464

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)*

	Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1, Class H,
7s, 2029	$108,000	$109,134
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.008s, 2029	250,000	265,623
Banc of America Commercial
Mortgage, Inc. Ser. 01-1, Class G,
7.324s, 2036	160,000	172,716
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	100,000	101,450
Ser. 05-1, Class XW, IO
(Interest only), 0.105s, 2042	46,856,585	246,911
Ser. 05-4, Class XC, IO, 0.04s, 2045	11,264,109	83,425
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.331s, 2014	135,000	134,887
FRB Ser. 05-MIB1, Class K, 6.369s, 2009	111,000	107,795
FRB Ser. 05-ESHA, Class K, 6.167s, 2020	279,000	278,995
FRB Ser. 05-BOCA, Class L, 6.069s, 2016	154,000	154,355
FRB Ser. 05-BOCA, Class K, 5.719s, 2016	100,000	100,231
FRB Ser. 05-ESHA, Class G, 5.247s, 2020	112,000	111,892
FRB Ser. 05-MIB1, Class J, 5.419s, 2009	244,000	243,614
FRB Ser. 04-BBA4, Class G, 5.069s, 2018	30,000	30,124
Ser. 03-BBA2, Class X1A, IO,
0.486s, 2015	3,830,417	11,139
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	260,000	261,187

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 4.679s, 2035	$266,398	$266,078
Ser. 05-3A, IO, 0.775s, 2035	3,002,735	246,938
Ser. 05-1A, IO, 0.775s, 2035	1,119,943	84,739
Ser. 04-3, IO, 0.775s, 2035	916,146	69,248
Ser. 04-2, IO, 0.72s, 2034	2,097,597	156,091
Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 05-PWR9,
Class X1, IO, 0.045s, 2042	7,042,520	69,876
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.019s, 2018	270,000	270,000
FRB Ser. 05-LXR1, Class H, 5.569s, 2018	135,000	135,000
FRB Ser. 05-LXR1, Class G, 5.319s, 2018	135,000	135,000
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	13,100,000	129,546
Ser. 05-PW10, Class X1, IO,
0.037s, 2040	17,600,000	81,118
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2,
Class F, 8.199s, 2032	151,000	172,818
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	73,000	79,128
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	580,000	605,100
Ser. 98-1, Class G, 6.56s, 2030	148,000	155,587
Ser. 98-1, Class H, 6.34s, 2030	227,000	195,326
Citigroup Commercial Mortgage Trust
144A Ser. 05-C3, Class XC, IO,
0.053s, 2043	15,798,670	167,244
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	490,500	497,710
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	260,000	268,335
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F, 4.87s, 2034	211,000	213,553
Ser. 05-LP5, Class XC, IO, 0.041s, 2043	11,224,034	119,311
Ser. 05-C6, Class XC, IO, 0.04s, 2044	12,440,586	85,094
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	385,000	375,702
CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	216,000	229,253
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 8.369s, 2014	137,000	136,674
FRB Ser. 05-TFLA, Class J, 5.319s, 2020	50,000	49,989

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 04-TF2A, Class J, 5.319s, 2016	$189,000	$188,999
FRB Ser. 05-TF2A, Class J, 5.269s, 2020	277,000	276,999
FRB Ser. 05-TFLA, Class H, 5.119s, 2020	50,000	50,000
FRB Ser. 04-TF2A, Class H, 5.069s, 2019	81,000	81,000
Ser. 01-CK1, Class AY, IO, 0.785s, 2035	9,013,000	291,120
Ser. 03-C3, Class AX, IO, 0.348s, 2038	4,637,065	196,986
Ser. 05-C2, Class AX, IO, 0.065s, 2037	9,306,424	141,281
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	292,000	318,635
Ser. 99-CG2, Class B3, 6.1s, 2032	207,000	209,481
Ser. 99-CG2, Class B4, 6.1s, 2032	370,000	373,474
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030	120,000	122,909
Fannie Mae
IFB Ser. 05-37, Class SU, 11.685s, 2035	464,170	523,120
IFB Ser. 04-10, Class QC, 11.085s, 2031	269,680	292,139
Ser. 04-T3, Class PT1, 9.834s, 2044	190,902	206,212
Ser. 02-T12, Class A4, 9 1/2s, 2042	41,794	44,607
Ser. 02-T4, Class A4, 9 1/2s, 2041	361,401	385,098
Ser. 02-T6, Class A3, 9 1/2s, 2041	85,020	90,417
Ser. 03-W6, Class PT1, 9.499s, 2042	99,582	106,725
IFB Ser. 05-114, Class PS, 9.041s, 2035	140,000	140,613
IFB Ser. 05-115, Class NQ, 8.813s, 2036	145,000	145,096
IFB Ser. 05-57, Class CD, 8.705s, 2035	224,394	235,883
IFB Ser. 05-74, Class CP, 8.695s, 2035	253,131	267,990
IFB Ser. 05-76, Class SA, 8.695s, 2034	357,078	371,683
IFB Ser. 05-106, Class US, 8.511s, 2035	614,895	652,896
IFB Ser. 05-99, Class SA, 8.511s, 2035	296,219	308,618
IFB Ser. 05-104, Class SD, 8.511s, 2033	392,690	401,556
IFB Ser. 05-45, Class DA, 8.365s, 2035	452,260	473,561
IFB Ser. 05-74, Class DM, 8.328s, 2035	575,692	599,411
IFB Ser. 05-45, Class DC, 8.255s, 2035	376,883	392,976
IFB Ser. 05-74, Class SK, 8.088s, 2035	467,763	488,532
Ser. 00-42, Class B2, 8s, 2030	14,851	16,019
Ser. 00-17, Class PA, 8s, 2030	69,816	75,240
Ser. 00-18, Class PA, 8s, 2030	64,589	69,588
Ser. 00-19, Class PA, 8s, 2030	66,632	71,783
Ser. 00-20, Class PA, 8s, 2030	37,831	40,801
Ser. 00-21, Class PA, 8s, 2030	112,584	121,377
Ser. 00-22, Class PA, 8s, 2030	84,063	90,561
Ser. 97-37, Class PB, 8s, 2027	196,627	212,475
Ser. 97-13, Class TA, 8s, 2027	28,166	30,448
Ser. 97-21, Class PA, 8s, 2027	114,435	123,555
Ser. 97-22, Class PA, 8s, 2027	220,507	238,214
Ser. 97-16, Class PE, 8s, 2027	74,940	80,943
Ser. 97-25, Class PB, 8s, 2027	74,310	80,233
Ser. 95-12, Class PD, 8s, 2025	44,914	48,458
Ser. 95-5, Class A, 8s, 2025	54,575	58,996
Ser. 95-5, Class TA, 8s, 2025	14,044	15,218

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 95-6, Class A, 8s, 2025	$35,054	$37,890
Ser. 95-7, Class A, 8s, 2025	47,710	51,598
Ser. 94-106, Class PA, 8s, 2024	70,889	76,681
Ser. 94-95, Class A, 8s, 2024	109,340	118,339
IFB Ser. 05-74, Class CS, 7.978s, 2035	287,780	299,291
IFB Ser. 04-79, Class SA, 7.786s, 2032	625,349	626,788
IFB Ser. 05-114, Class SP, 7.7s, 2036	168,000	166,609
IFB Ser. 05-57, Class DC, 7.544s, 2034	405,946	420,885
Ser. 02-26, Class A2, 7 1/2s, 2048	288,106	302,550
Ser. 05-W3, Class 1A, 7 1/2s, 2045	811,182	857,199
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	501,179	528,221
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	115,565	121,814
Ser. 04-W14, Class 2A, 7 1/2s, 2044	54,770	57,702
Ser. 04-W8, Class 3A, 7 1/2s, 2044	549,309	579,397
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	237,499	250,390
Ser. 04-W2, Class 5A, 7 1/2s, 2044	1,025,636	1,081,719
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	375,398	395,380
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	173,791	183,137
Ser. 03-W1, Class 2A, 7 1/2s, 2042	113,667	119,124
Ser. 03-W4, Class 4A, 7 1/2s, 2042	54,617	57,279
Ser. 02-T18, Class A4, 7 1/2s, 2042	153,926	161,861
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	527,478	554,586
Ser. 02-T16, Class A3, 7 1/2s, 2042	682,862	717,781
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	470,950	495,340
Ser. 02-W6, Class 2A, 7 1/2s, 2042	397,122	416,782
Ser. 02-T12, Class A3, 7 1/2s, 2042	198,032	207,798
Ser. 02-W4, Class A5, 7 1/2s, 2042	770,620	809,171
Ser. 02-W1, Class 2A, 7 1/2s, 2042	457,625	478,367
Ser. 02-14, Class A2, 7 1/2s, 2042	85,171	89,383
Ser. 01-T10, Class A2, 7 1/2s, 2041	257,798	270,046
Ser. 02-T4, Class A3, 7 1/2s, 2041	115,736	121,269
Ser. 02-T6, Class A2, 7 1/2s, 2041	749,547	784,363
Ser. 01-T12, Class A2, 7 1/2s, 2041	289,217	303,071
Ser. 01-T8, Class A1, 7 1/2s, 2041	711,766	744,436
Ser. 01-T7, Class A1, 7 1/2s, 2041	786,194	821,635
Ser. 01-T3, Class A1, 7 1/2s, 2040	50,909	53,228
Ser. 01-T1, Class A1, 7 1/2s, 2040	123,337	129,246
Ser. 99-T2, Class A1, 7 1/2s, 2039	26,555	27,939
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	193,088	202,606
Ser. 02-T1, Class A3, 7 1/2s, 2031	172,307	180,679
Ser. 00-T6, Class A1, 7 1/2s, 2030	205,566	214,832
Ser. 02-W7, Class A5, 7 1/2s, 2029	92,871	97,582
Ser. 01-T4, Class A1, 7 1/2s, 2028	557,184	588,177
Ser. 02-W3, Class A5, 7 1/2s, 2028	122,777	128,849
IFB Ser. 05-45, Class PC, 7.114s, 2034	206,429	211,403
Ser. 02-26, Class A1, 7s, 2048	238,187	246,944
Ser. 04-T3, Class 1A3, 7s, 2044	319,607	332,741
Ser. 03-W3, Class 1A2, 7s, 2042	117,461	122,018
Ser. 02-T16, Class A2, 7s, 2042	240,090	249,329

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-14, Class A1, 7s, 2042	$92,329	$95,666
Ser. 02-T4, Class A2, 7s, 2041	48,453	50,207
Ser. 01-W3, Class A, 7s, 2041	90,825	93,968
Ser. 05-W4, Class 1A3, 7s, 2035	156,000	162,770
Ser. 04-W1, Class 2A2, 7s, 2033	1,089,801	1,134,124
IFB Ser. 05-95, Class OP, 6.83s, 2035	141,000	137,348
IFB Ser. 02-97, Class TW, IO, 6 1/2s, 2031	196,931	33,340
IFB Ser. 05-73, Class SA, 6.165s, 2035	255,119	249,618
IFB Ser. 05-83, Class QP, 6.009s, 2034	98,860	95,321
IFB Ser. 05-93, Class AS, 5.928s, 2034	129,812	122,470
Ser. 03-31, Class IM, IO, 5 3/4s, 2032	637,873	84,518
Ser. 364, Class 10, IO, 5 1/2s, 2035	1,904,842	426,262
Ser. 350, Class 2, IO, 5 1/2s, 2034	2,024,872	450,994
Ser. 329, Class 2, IO, 5 1/2s, 2033	2,837,047	631,357
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	410,063	41,775
Ser. 03-8, Class IP, IO, 5 1/2s, 2028	298,603	19,274
Ser. 03-24, Class UI, IO, 5s, 2031	333,871	51,053
IFB Ser. 02-89, Class S, IO, 3.821s, 2033	583,809	54,178
IFB Ser. 02-36, Class QH, IO,
3.671s, 2029	40,661	828
IFB Ser. 97-44, Class SN, IO,
3.55s, 2023	207,073	19,900
IFB Ser. 03-66, Class SA, IO,
3.271s, 2033	625,631	47,110
IFB Ser. 03-48, Class S, IO,
3.171s, 2033	282,160	21,416
IFB Ser. 02-92, Class SB, IO,
2.971s, 2030	210,741	14,373
IFB Ser. 05-113, Class DI, IO,
2.87s, 2036	5,182,000	343,048
IFB Ser. 05-52, Class DC, IO,
2.821s, 2035	437,670	34,672
IFB Ser. 04-24, Class CS, IO,
2.771s, 2034	759,748	65,884
IFB Ser. 03-122, Class SA, IO,
2.721s, 2028	1,074,479	62,642
IFB Ser. 03-122, Class SJ, IO,
2.721s, 2028	1,140,477	67,516
IFB Ser. 04-64, Class SW, IO,
2.671s, 2034	1,754,839	105,817
IFB Ser. 04-65, Class ST, IO,
2.671s, 2034	883,383	53,268
IFB Ser. 04-51, Class S0, IO,
2.671s, 2034	158,913	9,042
IFB Ser. 04-60, Class SW, IO,
2.671s, 2034	1,418,027	112,591
IFB Ser. 05-65, Class KI, IO,
2.621s, 2035	3,087,833	191,754
IFB Ser. 05-42, Class PQ, IO,
2.421s, 2035	279,609	19,645
IFB Ser. 05-42, Class SA, IO,
2.421s, 2035	1,209,565	74,804

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-73, Class SI, IO,
2.371s, 2035	$294,658	$18,416
IFB Ser. 05-29, Class SD, IO,
2.371s, 2035	734,112	44,936
IFB Ser. 05-17, Class ES, IO,
2.371s, 2035	573,080	45,065
IFB Ser. 05-17, Class SY, IO,
2.371s, 2035	268,013	20,700
IFB Ser. 05-62, Class FS, IO,
2.371s, 2034	720,165	45,762
IFB Ser. 05-82, Class SW, IO,
2.351s, 2035	1,186,192	61,904
IFB Ser. 05-82, Class SY, IO,
2.351s, 2035	1,509,463	78,775
IFB Ser. 05-45, Class EW, IO,
2.341s, 2035	2,237,546	122,170
IFB Ser. 05-45, Class SR, IO,
2.341s, 2035	2,026,809	109,448
IFB Ser. 05-105, Class S, IO,
2.321s, 2035	446,286	24,894
IFB Ser. 05-95, Class CI, IO,
2.321s, 2035	639,465	42,908
IFB Ser. 05-84, Class SG, IO,
2.321s, 2035	1,150,186	81,128
IFB Ser. 05-87, Class SG, IO,
2.321s, 2035	1,476,458	80,513
IFB Ser. 05-89, Class S, IO,
2.321s, 2035	2,157,550	111,923
IFB Ser. 05-69, Class AS, IO,
2.321s, 2035	311,334	17,707
IFB Ser. 05-54, Class SA, IO,
2.321s, 2035	1,431,480	73,435
IFB Ser. 05-23, Class SG, IO,
2.321s, 2035	904,090	64,558
IFB Ser. 05-29, Class SX, IO,
2.321s, 2035	1,100,007	71,759
IFB Ser. 05-57, Class CI, IO,
2.321s, 2035	815,206	52,744
IFB Ser. 05-104, Class NI, IO,
2.321s, 2035	533,503	42,770
IFB Ser. 05-17, Class SA, IO,
2.321s, 2035	828,388	58,650
IFB Ser. 05-17, Class SE, IO,
2.321s, 2035	890,668	61,606
IFB Ser. 05-57, Class DI, IO,
2.321s, 2035	1,903,841	122,417
IFB Ser. 04-92, Class S, IO,
2.321s, 2034	926,032	57,136
IFB Ser. 05-83, Class QI, IO,
2.311s, 2035	157,091	11,468
IFB Ser. 05-92, Class SC, IO,
2.301s, 2035	1,524,535	98,333
IFB Ser. 05-73, Class SD, IO,
2.301s, 2035	730,221	48,149

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-83, Class SL, IO,
2.291s, 2035	$3,075,418	$171,916
Ser. 03-W12, Class 2, IO, 2.228s,
2043	1,575,100	78,561
IFB Ser. 05-95, Class OI, IO,
2.211s, 2035	99,115	7,364
IFB Ser. 04-38, Class SI, IO,
2.191s, 2033	1,401,457	70,073
IFB Ser. 04-72, Class SB, IO,
2.121s, 2034	659,090	29,461
IFB Ser. 03-112, Class SA, IO,
2.121s, 2028	599,803	22,812
Ser. 03-W10, Class 1, IO, 1.967s, 2043	5,330,040	243,642
Ser. 03-W10, Class 3, IO, 1.936s, 2043	976,457	47,303
IFB Ser. 05-67, Class BS, IO,
1.771s, 2035	791,746	37,113
IFB Ser. 05-74, Class SE, IO,
1.721s, 2035	2,645,974	96,578
IFB Ser. 05-82, Class SI, IO,
1.721s, 2035	2,560,768	93,628
IFB Ser. 05-87, Class SE, IO,
1.671s, 2035	5,903,992	224,167
Ser. 03-W8, Class 12, IO, 1.64s, 2042	3,688,767	141,628
IFB Ser. 05-58, Class IK, IO,
1.621s, 2035	588,811	26,681
IFB Ser. 04-54, Class SW, IO,
1.621s, 2033	359,811	11,662
Ser. 03-W3, Class 2IO2, IO, 1.456s,
2042	80,168	306
Ser. 03-W6, Class 11, IO, 1.286s,
2035	990,531	594
Ser. 03-W17, Class 12, IO, 1.155s,
2033	1,404,124	41,901
Ser. 03-T2, Class 2, IO, 0.88s, 2042	5,548,790	103,011
Ser. 03-W6, Class 51, IO, 0.683s, 2042	1,634,519	17,980
Ser. 03-W3, Class 2IO1, IO, 0.677s,
2042	505,242	8,056
Ser. 01-T12, Class IO, 0.57s, 2041	2,788,661	33,386
Ser. 03-W2, Class 1, IO, 0.469s, 2042	3,007,388	29,063
Ser. 03-W3, Class 1, IO, 0.436s, 2042	5,769,752	54,937
Ser. 02-T1, Class IO, IO, 0.425s, 2031	2,227,287	20,446
Ser. 03-W6, Class 3, IO, 0.365s, 2042	2,278,457	10,709
Ser. 03-W6, Class 23, IO, 0.35s, 2042	2,431,842	10,943
Ser. 03-W4, Class 3A, IO, 0.297s, 2042	2,212,626	19,592
Ser. 03-W8, Class 11, IO, 0.03s, 2042	1,340,935	186
Ser. 03-W6, Class 21, IO, 0.004s, 2042	1,040,395	1
Ser. 05-113, Class DO, PO, zero %,
2036	797,000	647,722
Ser. 361, Class 1, PO, zero %, 2035	1,163,718	923,155
Ser. 05-65, Class KO, PO, zero %, 2035	92,430	76,616
Ser. 353, Class 1, PO, zero %, 2034	2,913,919	2,143,040
Ser. 342, Class 1, PO, zero %, 2033	289,647	229,002

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-65, Class ER, zero %, 2035	$466,292	$481,446
FRB Ser. 05-57, Class UL, zero %, 2035	489,864	502,111
FRB Ser. 05-36, Class QA, zero %, 2035	93,014	94,372
FRB Ser. 05-65, Class CU, zero %, 2034	83,082	106,287
FRB Ser. 05-81, Class DF, zero %, 2033	73,371	76,523
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	44,508	47,486
Ser. T-60, Class 1A3, 7 1/2s, 2044	844,322	889,546
Ser. T-59, Class 1A3, 7 1/2s, 2043	399,673	421,905
Ser. T-58, Class 4A, 7 1/2s, 2043	229,315	240,734
Ser. T-57, Class 1A3, 7 1/2s, 2043	646,461	681,264
Ser. T-51, Class 2A, 7 1/2s, 2042	311,139	325,809
Ser. T-42, Class A5, 7 1/2s, 2042	126,365	132,568
Ser. T-41, Class 3A, 7 1/2s, 2032	545,759	571,491
Ser. T-60, Class 1A2, 7s, 2044	834,162	867,659
Ser. T-41, Class 2A, 7s, 2032	44,604	46,154
Ser. T-56, Class A, IO, 0.667s, 2043	2,376,451	27,321
Ser. T-56, Class 1, IO, 0.281s, 2043	2,098,327	17,615
Ser. T-56, Class 3, IO, 0.142s, 2043	1,729,605	22,099
Ser. T-56, Class 2, IO, 0.041s, 2043	1,972,698	7,392
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	755,664	829,580
First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.697s, 2033	4,003,282	279,692
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	346,000	392,805
Ser. 97-C1, Class A3, 7.38s, 2029	300,685	305,529
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	443,000	486,814
Freddie Mac
IFB Ser. 2963, Class SV, 11.122s, 2034	122,000	138,432
IFB Ser. 2763, Class SC, 11.122s, 2032	565,949	615,172
IFB Ser. 3081, Class DC, 9.506s, 2035	232,000	241,396
IFB Ser. 2990, Class SL, 8.472s, 2034	363,570	377,495
IFB Ser. 2976, Class LC, 8.399s, 2035	172,485	178,229
IFB Ser. 2976, Class KL, 8.362s, 2035	405,719	419,473
IFB Ser. 2990, Class DP, 8.252s, 2034	359,156	366,160
IFB Ser. 2979, Class AS, 8.252s, 2034	105,344	107,121
IFB Ser. 3051, Class PS, 8.142s, 2035	128,358	129,982
IFB Ser. 3072, Class SA, 8.106s, 2035	99,395	99,239
IFB Ser. 2996, Class SA, 7.784s, 2035	206,114	201,477
IFB Ser. 3072, Class SM, 7.776s, 2035	144,673	142,683
IFB Ser. 3072, Class SB, 7.629s, 2035	136,691	134,043
IFB Ser. 2990, Class LB, 5.755s, 2034	432,168	409,998
Ser. 2229, Class PD, 7 1/2s, 2030	78,769	83,667
Ser. 2224, Class PD, 7 1/2s, 2030	78,414	83,290
Ser. 2217, Class PD, 7 1/2s, 2030	82,063	87,166

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Freddie Mac
Ser. 2187, Class PH, 7 1/2s, 2029	$183,076	$194,461
Ser. 1989, Class C, 7 1/2s, 2027	27,450	29,157
Ser. 1990, Class D, 7 1/2s, 2027	75,240	79,919
Ser. 1969, Class PF, 7 1/2s, 2027	65,456	69,527
Ser. 1975, Class E, 7 1/2s, 2027	17,323	18,401
Ser. 1943, Class M, 7 1/2s, 2027	40,757	43,292
Ser. 1932, Class E, 7 1/2s, 2027	56,922	60,462
Ser. 1938, Class E, 7 1/2s, 2027	22,986	24,416
Ser. 1941, Class E, 7 1/2s, 2027	18,833	20,004
Ser. 1924, Class H, 7 1/2s, 2027	61,875	65,723
Ser. 1928, Class D, 7 1/2s, 2027	24,449	25,970
Ser. 1915, Class C, 7 1/2s, 2026	55,879	59,354
Ser. 1923, Class D, 7 1/2s, 2026	66,386	70,515
Ser. 1904, Class D, 7 1/2s, 2026	71,621	76,075
Ser. 1905, Class H, 7 1/2s, 2026	63,299	67,235
Ser. 1890, Class H, 7 1/2s, 2026	59,604	63,310
Ser. 1895, Class C, 7 1/2s, 2026	29,853	31,709
Ser. 2256, Class UA, 7s, 2030	22,559	23,694
Ser. 2208, Class PG, 7s, 2030	204,323	214,603
Ser. 2211, Class PG, 7s, 2030	113,455	119,163
Ser. 2198, Class PH, 7s, 2029	174,514	183,294
Ser. 2054, Class H, 7s, 2028	438,632	460,701
Ser. 2031, Class PG, 7s, 2028	46,968	49,332
Ser. 2020, Class E, 7s, 2028	237,519	249,469
Ser. 1998, Class PL, 7s, 2027	105,131	110,420
Ser. 1999, Class PG, 7s, 2027	167,868	176,313
Ser. 2004, Class BA, 7s, 2027	102,281	107,428
Ser. 2005, Class C, 7s, 2027	77,714	81,624
Ser. 2005, Class CE, 7s, 2027	86,797	91,164
Ser. 2006, Class H, 7s, 2027	247,756	260,221
Ser. 2006, Class T, 7s, 2027	158,345	166,312
Ser. 1987, Class AP, 7s, 2027	50,645	53,193
Ser. 1987, Class PT, 7s, 2027	85,928	90,251
Ser. 1978, Class PG, 7s, 2027	147,824	155,262
Ser. 1973, Class PJ, 7s, 2027	176,488	185,368
Ser. 1725, Class D, 7s, 2024	34,471	36,205
Ser. 2008, Class G, 7s, 2023	12,822	13,467
Ser. 1750, Class C, 7s, 2023	77,473	81,371
Ser. 1530, Class I, 7s, 2023	81,587	85,692
IFB Ser. 3065, Class DC, 6.752s, 2035	358,406	346,686
IFB Ser. 3050, Class SA, 5.952s, 2034	248,562	233,499
IFB Ser. 2990, Class WP, 5.755s, 2035	284,761	277,415
Ser. 2581, Class IH, IO, 5 1/2s, 2031	281,442	75,961
Ser. 2664, Class UD, IO, 5 1/2s, 2028	141,686	27,530
IFB Ser. 2927, Class SI, IO, 4.131s, 2035	693,222	85,197
IFB Ser. 2538, Class SH, IO, 3.181s, 2032	109,544	7,723
IFB Ser. 2828, Class GI, IO, 3.131s, 2034	751,161	79,719
IFB Ser. 2802, Class SM, IO, 2.981s, 2032	242,259	16,764
IFB Ser. 2869, Class SH, IO, 2.931s, 2034	402,421	27,687

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class JS, IO, 2.881s, 2034	$1,905,707	$135,877
IFB Ser. 2882, Class SL, IO, 2.831s, 2034	397,162	32,306
IFB Ser. 2682, Class TQ, IO, 2.681s, 2033	332,888	19,774
IFB Ser. 2815, Class PT, IO, 2.681s, 2032	732,164	55,205
IFB Ser. 2828, Class TI, IO, 2.681s, 2030	358,216	26,083
IFB Ser. 3033, Class SF, IO, 2.431s, 2035	534,757	29,077
IFB Ser. 3028, Class ES, IO, 2.381s, 2035	1,692,263	138,766
IFB Ser. 2922, Class SE, IO, 2.381s, 2035	1,110,963	58,326
IFB Ser. 3045, Class DI, IO, 2.361s, 2035	5,850,820	296,637
IFB Ser. 2981, Class AS, IO, 2.351s, 2035	998,092	49,905
IFB Ser. 2981, Class BS, IO, 2.351s, 2035	534,025	27,182
IFB Ser. 3054, Class CS, IO, 2.331s, 2035	399,404	23,605
IFB Ser. 3066, Class SI, IO, 2.331s, 2035	1,144,168	92,678
IFB Ser. 2924, Class SA, IO, 2.331s, 2035	1,589,126	78,980
IFB Ser. 2927, Class ES, IO, 2.331s, 2035	561,630	33,080
IFB Ser. 2950, Class SM, IO, 2.331s, 2016	769,315	50,366
IFB Ser. 3031, Class BI, IO, 2.321s, 2035	341,372	24,511
IFB Ser. 3067, Class SI, IO, 2.281s, 2035	1,317,175	107,086
IFB Ser. 2986, Class WS, IO, 2.281s, 2035	451,261	16,362
IFB Ser. 2962, Class BS, IO, 2.281s, 2035	2,246,149	129,827
IFB Ser. 2990, Class LI, IO, 2.261s, 2034	655,659	43,142
IFB Ser. 3065, Class DI, IO, 2.251s, 2035	259,656	19,370
IFB Ser. 2988, Class AS, IO, 1.831s, 2035	224,700	9,010
IFB Ser. 3016, Class SP, IO, 1.741s, 2035	346,274	14,647
IFB Ser. 2937, Class SY, IO, 1.731s, 2035	364,854	13,116
IFB Ser. 2957, Class SW, IO, 1.631s, 2035	2,038,318	77,711
IFB Ser. 2815, Class S, IO, 1.631s, 2032	842,027	29,218
Ser. 3045, Class DO, PO, zero %, 2035	447,446	353,304
Ser. 231, PO, zero %, 2035	10,079,432	7,608,969
Ser. 228, PO, zero %, 2035	3,989,579	3,143,984
Ser. 227, PO, zero %, 2034	4,160,276	3,044,688
FRB Ser. 3022, Class TC, zero %, 2035	79,896	88,585
FRB Ser. 3003, Class XF, zero %, 2035	421,818	434,667
FRB Ser. 2992, Class WM, zero %, 2035	171,769	196,622
FRB Ser. 2958, Class FL, zero %, 2035	216,634	206,279
FRB Ser. 3046, Class WF, zero %, 2035	114,456	111,943
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.05s, 2043	6,741,390	57,696
Ser. 05-C3, Class XC, IO, 0.039s, 2045	31,242,000	167,145
General Growth Properties-Mall
Properties Trust 144A FRB
Ser. 01-C1A, Class D3, 6.619s, 2014	160,994	161,145
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.787s, 2036	131,000	138,577
Ser. 04-C2, Class A4, 5.301s, 2038	171,000	172,077
Ser. 03-C2, Class A2, 5.28s, 2040	828,000	843,980

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO, 1.535s, 2029	$753,564	$26,902
Ser. 05-C1, Class X1, IO, 0.096s, 2043	12,420,000	227,534
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	201,000	195,563
Government National Mortgage
Association
IFB Ser. 05-7, Class JM, 7.106s, 2034	469,292	475,533
IFB Ser. 05-66, Class SP, 6.267s, 2035	209,880	198,463
Ser. 05-13, Class PI, IO, 5 1/2s, 2033	543,706	88,271
IFB Ser. 04-86, Class SW, IO, 2.38s, 2034	876,578	50,020
IFB Ser. 05-65, Class SI, IO, 1.98s, 2035	918,896	42,637
IFB Ser. 05-68, Class SI, IO, 1.93s, 2035	2,929,759	153,812
IFB Ser. 05-51, Class SJ, IO, 1.83s, 2035	882,397	44,649
IFB Ser. 05-68, Class S, IO, 1.83s, 2035	1,750,305	83,315
IFB Ser. 05-28, Class SA, IO, 1.83s, 2035	2,267,430	84,999
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.038s, 2037	25,065,000	110,286
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 7.619s, 2015	75,000	75,094
Ser. 98-C1, Class F, 6s, 2030	173,000	174,194
Ser. 05-GG4, Class XC, IO, 0.106s, 2039	14,407,456	282,386
Ser. 04-C1, Class X1, IO, 0.088s, 2028	6,234,146	53,818
JPMorgan Commercial Mortgage
Finance Corp. Ser. 97-C5, Class F,
7.561s, 2029	123,000	135,866
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO,
0.998s, 2019	3,166,609	10,762
Ser. 05-CB12, Class X1, IO,
0.053s, 2037	7,606,629	82,900
Ser. 05-LDP2, Class X1, IO, 0.046s,
2042	20,861,827	328,411
Ser. 05-LDP4, Class X1, IO, 0.042s,
2042	15,091,414	140,893
Ser. 02-CIB5, Class X1, IO, 0.387s,
2037	2,465,074	109,003
Ser. 05-LDP3, Class X1, IO, 0.036s,
2042	11,125,715	84,312
Ser. 05-LDP1, Class X1, IO, 0.035s,
2046	5,113,748	48,141
Ser. 05-LDP5, Class X1, IO, 0.033s,
2044	47,111,000	224,514
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	92,304
Ser. 99-C1, Class G, 6.41s, 2031	97,000	91,995
Ser. 98-C4, Class G, 5.6s, 2035	84,000	81,530
Ser. 98-C4, Class H, 5.6s, 2035	143,000	134,424

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.149s,
2040	$7,829,489	$170,239
Ser. 05-C2, Class XCL, IO, 0.1s,
2040	28,249,036	311,849
Ser. 05-C5, Class XCL, IO, 0.084s,
2020	9,482,636	139,044
Ser. 05-C7, Class XCL, IO, 0.074s,
2040	17,197,000	165,091
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 8.118s,
2014	220,000	219,883
FRB Ser. 04-LLFA, Class H, 5.319s,
2017	137,000	137,521
FRB Ser. 05-LLFA, 5.169s, 2018	57,000	57,000
Merrill Lynch Mortgage
Investors, Inc.
Ser. 96-C2, Class A3, 6.96s, 2028	5,976	5,991
Ser. 98-C3, Class E, 6.93s, 2030	82,000	89,321
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO, 0.047s, 2043	9,564,098	127,770
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.108s, 2044	5,131,000	52,695
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 5.999s, 2040	326,689	118,017
Ser. 05-C3, Class X, IO, 5.538s, 2044	392,000	135,358
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.635s, 2043	1,435,000	106,616
Ser. 05-HQ6, Class X1, IO, 0.047s, 2042	12,145,375	123,822
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E, 7.346s, 2028	84,980	84,964
Ser. 98-HF1, Class F, 7.18s, 2030	74,000	76,668
Ser. 04-RR, Class F5, 6s, 2039	220,000	190,058
Ser. 04-RR, Class F6, 6s, 2039	230,000	191,199
Ser. 05-HQ5, Class X1, IO, 0.039s,
2042	14,697,128	122,280
Morgan Stanley Dean Witter Capital
I Ser. 00-LIF2, Class A1, 6.96s, 2033	72,566	74,449
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.102s, 2030	124,000	129,363
Permanent Financing PLC FRB Ser. 8,
Class 2C, 4.234s, 2042
(United Kingdom)	319,000	318,959
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	490,000	512,099
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	138,649
Ser. 00-C2, Class J, 6.22s, 2033	127,000	128,207
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 7.9s, 2034
(Ireland)	343,000	343,643
Ser. 04-1A, Class E, 5.65s, 2034
(Ireland)	135,000	135,253

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

Salomon Brothers Mortgage
Securities VII 144A
Ser. 96-C1, Class E, 8.301s, 2028	$125,178	$124,978
Ser. 03-CDCA, Class X3CD, IO,
1.43s, 2015	451,252	4,964
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	100,000	87,031
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	62,000	51,547
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	41,000	35,683
Wachovia Bank Commercial Mortgage
Trust Ser. 05-C17, Class A4,
5.083s, 2042	943,000	938,228
Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 7.669s, 2018	100,000	99,887
Ser. 03-C3, Class IOI, IO, 0.273s, 2035	2,456,049	79,354
Washington Mutual Asset
Securities Corp. 144A Ser. 05-C1A,
Class G, 5.72s, 2036	30,000	29,374

Total collateralized mortgage obligations (cost $92,586,706)		$90,766,955

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (--%)
Government National Mortgage
Association Pass-Through
Certificates 7s, June 15, 2031	$15,073	$15,926

U.S. Government Agency Mortgage Obligations (6.3%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
5 1/2s, June 1, 2035	274,054	272,084
5 1/2s, with due dates from
November 1, 2018 to April 1, 2020	270,160	271,953
Federal National Mortgage
Association Pass-Through
Certificates
9s, with due dates from
January 1, 2027 to July 1, 2032	31,542	34,458
8s, with due dates from
October 1, 2025 to July 1, 2033	33,582	35,854
7 1/2s, with due dates from
September 1, 2022 to July 1, 2033	251,957	265,673
7s, with due dates from
April 1, 2032 to December 1, 2035	2,255,036	2,352,524
7s, with due dates from
June 1, 2007 to November 1, 2014	140,277	144,195
6 1/2s, with due dates from
April 1, 2033 to January 1, 2035	813,298	834,681
6 1/2s, February 1, 2016	21,388	21,989

Putnam VT The George Putnam Fund of Boston

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*

	Principal amount	Value
U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage
Association Pass-Through
Certificates
6s, with due dates from
December 1, 2031 to March 1, 2035	$147,521	$149,161
6s, with due dates from
April 1, 2016 to November 1, 2016	7,947	8,120
6s, TBA, January 1, 2036	5,500,000	5,549,414
5 1/2s, with due dates from
November 1, 2035 to December 1, 2035	4,907,609	4,860,833
5 1/2s, with due dates from
September 1, 2019 to December 1, 2019	78,250	78,757
5 1/2s, TBA, January 1, 2036	23,300,000	23,070,639
5s, with due dates from May 1, 2018
to April 1, 2020	351,773	348,522
5s, TBA, January 1, 2035	2,750,000	2,663,633
5s, TBA, January 1, 2021	100,000	98,891
4 1/2s, TBA, January 1, 2021	102,000	99,195
4s, with due dates from May 1, 2019
to October 1, 2020	1,889,471	1,803,520
		42,964,096

Total U.S. government and agency mortgage obligations
(cost $42,917,656)		$42,980,022

U.S. TREASURY OBLIGATIONS (2.1%)*

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$6,755,000	$8,389,921
U.S. Treasury Notes
4 1/4s, August 15, 2013	2,145,000	2,126,231
3 1/4s, August 15, 2008	4,217,000	4,100,374

Total U.S. treasury obligations (cost $14,142,976)		$14,616,526

ASSET-BACKED SECURITIES (7.6%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRN
Ser. 04-1, Class 2A1, 4.719s, 2034	$197,555	$197,786
Aames Mortgage Trust 144A
Ser. 03-1N, Class A, 7 1/2s, 2033	2,422	2,422
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035
(Cayman Islands)	251,701	246,736
Ace Securities Corp. Ser. 03-FM1,
Class A, IO, 3 1/2s, 2032	644,000	4,077
Advanta Business Card Master Trust
FRN Ser. 04-C1, Class C, 5.42s, 2013	217,000	219,951
Advanta Mortgage Loan Trust
Ser. 00-1, Class A4, 8.61s, 2028	19,466	19,526
Aegis Asset Backed Securities Trust 144A
Ser. 04-2N, Class N1, 4 1/2s, 2034	15,165	15,125
Ser. 04-5N, Class Note, 5s, 2034	32,979	32,845
Ser. 04-6N, Class Note, 4 3/4s, 2035	49,704	49,440

ASSET-BACKED SECURITIES (7.6%)*

	Principal amount	Value

AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 4.789s, 2029	$379,888	$381,627
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 4.62s, 2012	981,352	981,505
American Home Mortgage Investment
Trust
FRN Ser. 04-3, Class 2A, 3.59s, 2034	219,729	215,857
FRN Ser. 04-3, Class 3A, 3.71s, 2034	233,308	229,631
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	200,000	199,374
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034
(Cayman Islands)	9,301	9,301
Ser. 04-RN9, Class N1, 4.8s, 2034
(Cayman Islands)	45,079	45,079
Ameriquest Mortgage
Securities, Inc.
Ser. 03-6, Class S, IO, 5s, 2033	352,243	110
Ser. 03-8, Class S, IO, 5s, 2006	252,595	1,076
Arcap REIT, Inc. 144A Ser. 04-1A,
Class E, 6.42s, 2039	137,110	137,448
Argent NIM Trust 144A Ser. 04-WN9,
Class A, 5.19s, 2034
(Cayman Islands)	15,401	15,394
Asset Backed Funding Corp. NIM
Trust 144A
Ser. 04-0PT1, Class N1, 4.55s, 2033
(Cayman Islands)	2,039	2,038
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)	37,929	37,832
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)	28,118	28,078
Asset Backed Securities Corp. Home
Equity Loan Trust
Ser. 03-HE5, Class A, IO, 4s, 2033	517,379	1,485
FRB Ser. 04-HE9, Class A2, 4.749s, 2034	86,213	86,288
FRB Ser. 05-HE1, Class A3, 4.669s, 2035	130,574	130,689
FRN Ser. 04-HE1, Class A3, 4.769s, 2034	8,902	8,904
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 5.07s, 2033	102,300	102,452
Banc of America Funding Corp. 144A
Ser. 04-NIM1, Class Note, 6s, 2034	10,501	10,501
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.608s, 2034	2,141,753	7,028
Ser. 05-E, Class 2, IO, 0.306s, 2035	4,669,000	32,829
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 5.399s, 2011	130,000	132,453
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	114,000	112,740
Bayview Financial Acquisition Trust
Ser. 03-DA, Class A, IO, 4s, 2006	304,783	775
Ser. 03-E, Class A, IO, 4s, 2006	313,807	2,846
Ser. 04-A, Class A, IO, 3.938s, 2006	2,043,700	46,840

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 4.879s, 2039	$683,452	$683,265
Ser. 04-D, Class A, IO, 3.938s, 2007	2,141,061	78,157
Ser. 05-B, Class A, IO, 2.339s, 2039	4,682,203	167,289
FRB Ser. 04-D, Class A, 4.769s, 2044	407,982	408,380
FRN Ser. 03-F, Class A, 4.879s, 2043	283,361	284,172
FRN Ser. 03-G, Class A1, 4.979s, 2039	569,000	569,818
Bayview Financial Asset Trust 144A
Ser. 03-X, Class A, IO, 0.61s, 2006	2,049,417	35,865
FRN Ser. 03-SSRA, Class A, 5.079s,
2038	121,660	122,377
FRN Ser. 03-SSRA, Class M, 5.729s,
2038	121,660	122,986
FRN Ser. 04-SSRA, Class A1, 4.979s,
2039	241,795	242,835
Bear Stearns Adjustable Rate
Mortgage Trust Ser. 04-1,
Class 11A1, 3.643s, 2034	620,682	613,750
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.995s, 2034	383,499	382,600
Ser. 04-12, Class 2A2, 5.025s, 2035	289,517	288,877
Ser. 04-9, Class 1A1, 4.989s, 2034	106,011	105,830
Ser. 05-2, Class 2A2A, 4.827s, 2035	187,654	186,882
Ser. 05-5, Class 21A1, 4.693s, 2035	618,145	613,231
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034
(Cayman Islands)	33,558	33,506
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	63,656	63,278
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	50,000	49,625
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)	42,884	42,837
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	24,822	24,795
Ser. 04-HE8N, Class A1, 5s, 2034	11,855	11,831
Bear Stearns Asset Backed
Securities, Inc.
Ser. 03-AC4, Class A, IO, 5s, 2006	715,200	2,756
FRB Ser. 05-3, Class A1, 4.829s, 2035	347,730	347,512
FRN Ser. 03-1, Class A1, 4.879s, 2042	87,183	87,183
FRN Ser. 03-3, Class A2, 4.969s, 2043	238,000	238,595
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
7.119s, 2010	60,000	62,344
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	47,804	47,177
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.719s,
2011 (Cayman Islands)	37,145	37,465
FRB Ser. 04-AA, Class B4, 9.869s,
2011 (Cayman Islands)	74,452	78,823
CDO Repackaging Trust Series 144A
FRN Ser. 03-2, Class A, 8.617s, 2008	315,000	340,200

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Centex Home Equity
Ser. 03-B, Class A, IO, 4.576s, 2006	$451,532	$7,362
Ser. 04-C, Class A, IO, 3 1/2s, 2006	975,000	11,962
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	60,766	60,462
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	20,341	20,294
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	54,000	53,325
Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	22,000	18,920
Citibank Credit Card Issuance Trust
FRN Ser. 01-C1, Class C1, 5.23s, 2010	130,000	132,113
Conseco Finance
Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	1,096,000	931,162
Ser. 00-5, Class A4, 7.47s, 2032	215,891	217,149
Ser. 00-5, Class A6, 7.96s, 2032	217,000	185,673
Ser. 01-1, Class A4, 6.21s, 2032	475,291	478,013
Ser. 01-1, Class A5, 6.99s, 2032	1,123,000	1,036,978
Ser. 01-3, Class A4, 6.91s, 2033	727,000	702,157
Ser. 01-4, Class A4, 7.36s, 2033	781,000	774,362
Ser. 01-4, Class B1, 9.4s, 2033	76,810	10,369
Ser. 02-1, Class A, 6.681s, 2033	912,561	931,106
Ser. 02-1, Class M2, 9.546s, 2033	370,000	185,000
Ser. 02-2, Class A, IO, 8 1/2s, 2033	663,156	162,065
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 6.501s, 2007	383,000	384,915
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.963s, 2034	113,255	112,936
Ser. 05-24, Class 1AX, IO, 1.251s, 2035	4,767,959	125,159
Ser. 05-24, Class IIAX, IO, 1.168s, 2035	3,055,047	114,564
Countrywide Asset Backed
Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036	20,783	20,721
Ser. 04-14N, 5s, 2036	49,268	48,957
Ser. 04-6N, Class N1, 6 1/4s, 2035	141,106	140,824
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	25,342	25,251
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 0.776s, 2035	3,556,535	81,689
Ser. 05-9, Class 1X, IO, 0.861s, 2035	3,175,353	74,303
Countrywide Home Loans 144A
Ser. 05-R2, Class 2A3, 8s, 2035	232,797	246,983
Countrywide Partnership Trust 144A
Ser. 04-EC1N, Class N, 5s, 2035	23,094	22,981
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	188,000	193,112
CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	64,470	63,826

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Fieldstone Mortgage
Investment Corp. FRN Ser. 05-1,
Class M3, 4.919s, 2035	$93,000	$93,930
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	26,970	20,093
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class D, 7.674s, 2039	590,000	593,333
First Consumers Master Trust FRB
Ser. 01-A, Class A, 4.679s, 2008	35,536	35,359
First Franklin Mortgage Loan NIM
Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034
(Cayman Islands)	24,525	24,456
Ser. 04-FF7A, Class A, 5s, 2034
(Cayman Islands)	29,362	29,280
First Horizon Mortgage Pass-Through
Trust Ser. 05-AR2, Class 1A1,
4.831s, 2035	405,200	402,248
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	54,280	54,313
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	270,000	265,950
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	45,623	45,347
Ser. 04-3, Class B, 7 1/2s, 2034	30,326	29,535
Ser. 04-D, Class N1, 4 1/2s, 2034
(Cayman Islands)	54,384	54,135
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E, 6.58s, 2038
(Cayman Islands)	111,000	112,229
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
4.849s, 2010	241,480	241,838
GE Corporate Aircraft
Financing, LLC 144A
Ser. 04-1A, Class B, 5.229s, 2018	65,454	65,414
FRB Ser. 05-1A, Class C, 5.679s, 2019	169,000	169,000
Gears Auto Owner Trust Ser. 05-AA,
Class E1, 8.22s, 2012	266,000	266,042
GEBL 144A
Ser. 04-2, Class C, 4.97s, 2032	125,325	126,227
Ser. 04-2, Class D, 6.87s, 2032	125,325	125,601
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 4.941s, 2007	976,650	54,448
Goldentree Loan Opportunities II,
Ltd. 144A FRN Ser. 2A, Class 4,
6.979s, 2015 (Cayman Islands)	50,000	50,563
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.474s,
2042 (United Kingdom)	160,000	161,299
FRB Ser. 02-2, Class 1C, 5.424s,
2043 (United Kingdom)	130,000	131,517
FRB Ser. 04-2, Class 1C, 5.2s, 2044
(United Kingdom)	80,002	80,102

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Granite Mortgages PLC
FRN Ser. 01-1, Class 1C, 5.574s,
2041 (United Kingdom)	$268,667	$271,773
FRN Ser. 04-1, Class 1C, 5.4s, 2044
(United Kingdom)	194,000	194,424
Green Tree Financial Corp.
Ser. 97-4, Class A7, 7.36s, 2029	218,343	227,350
Ser. 97-6, Class A8, 7.07s, 2029	54,602	56,218
Ser. 97-6, Class A9, 7.55s, 2029	107,689	112,741
Ser. 97-7, Class A8, 6.86s, 2029	166,060	170,419
Ser. 99-3, Class A5, 6.16s, 2031	19,819	19,943
Ser. 99-3, Class A6, 6 1/2s, 2031	147,000	148,558
Ser. 99-3, Class A7, 6.74s, 2031	285,000	273,050
Ser. 99-5, Class A5, 7.86s, 2030	1,480,000	1,308,248
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	521,707	494,643
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.258s, 2045	2,378,536	65,410
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	219,105	217,286
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034	107,585	107,542
Ser. 04-NIM1, Class N2, zero %, 2034	197,000	145,091
Ser. 04-NIM2, Class N, 4 7/8s, 2034	169,779	169,049
Ser. 04-SE2N, Class Note, 5 1/2s, 2034	94	94
Ser. 05-NC1, Class N, 5s, 2035	74,355	74,192
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	70,465	75,637
Ser. 05-RP3, Class 1A3, 8s, 2035	210,808	224,110
Ser. 05-RP2, Class 1A3, 8s, 2035	215,918	229,543
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	253,485	266,134
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	180,999	190,374
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-1A, Class D, 5.909s,
2030 (Cayman Islands)	291,000	290,127
FRB Ser. 05-2A, Class D, 5.929s,
2030 (Cayman Islands)	250,000	250,075
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, zero %, 2035	250,000	241,490
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 4.81s,
2036 (Cayman Islands)	434,912	424,582
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.45s, 2040
(United Kingdom)	110,000	110,446
FRB Ser. 8, Class 2C, 4.87s, 2040
(United Kingdom)	92,000	92,313
Home Equity Asset Trust 144A
Ser. 03-6N, Class A, 6 1/2s, 2034	349	347
Ser. 04-3N, Class A, 5s, 2034	15,940	15,821
Ser. 04-4N, Class A, 5s, 2034	51,903	51,254

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	$54,000	$52,732
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.129s,
2037 (Cayman Islands)	460,000	459,963
FRB Ser. 03-1A, Class EFL, 7.504s,
2036 (Cayman Islands)	270,000	287,971
Long Beach Asset Holdings Corp. NIM
Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034	363	363
Ser. 04-5, Class Note, 5s, 2034	40,742	40,640
Ser. 05-1, Class N1, 4.115s, 2035	164,991	164,868
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	1,963,611	64,308
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	981,806	31,172
Madison Avenue Manufactured Housing
Contract
Ser. 02-A IO, 0.3s, 2032	14,735,962	156,570
FRB Ser. 02-A, Class B1, 7.629s, 2032	338,443	169,222
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	51,676	51,676
FRB Ser. 02-1A, Class A1, 5.07s, 2024	184,529	185,452
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.696s, 2034	134,670	134,235
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	495,631	11,300
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	1,300,948	3,903
MASTR Asset Backed Securities NIM
Trust 144A
Ser. 04-CI5, Class N1, 4.946s, 2034
(Cayman Islands)	5,720	5,720
Ser. 04-HE1A, Class Note, 5.191s,
2034 (Cayman Islands)	22,776	22,772
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	275,294	288,371
Ser. 05-2, Class 1A3, 7 1/2s, 2035	163,175	171,130
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5s, 2027	588,797	565,245
Merrill Lynch Mortgage
Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035	55,000	53,114
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	8,852	8,855
Ser. 04-HE1N, Class N1, 5s, 2006	8,228	8,200
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	42,817	42,643
Ser. 04-OP1N, Class N1, 4 3/4s,
2035 (Cayman Islands)	20,630	20,559
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	4,417	4,421
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	10,839	10,799
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	22,146	22,070
Ser. 05-WM1N, Class N1, 5s, 2035	105,073	105,106
Metris Master Trust FRN Ser. 04-2,
Class C, 5.72s, 2010	136,000	136,904

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	$62,917	$62,860
MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010	370,353	368,946
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT, 4.669s, 2035	227,080	227,152
Morgan Stanley Auto Loan Trust
Ser. 04-HB2, Class D, 3.82s, 2012	7,987	7,970
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	96,098	95,564
Ser. 04-HB2, Class E, 5s, 2012	65,000	63,519
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 6.829s, 2031	36,636	36,636
FRB Ser. 01-NC4, Class B1, 6.879s, 2032	29,393	29,422
Morgan Stanley Mortgage Loan Trust
Ser. 05-3AR, Class 2A2, 5.267s, 2035	593,378	593,146
Ser. 05-5AR, Class 2A1, 5.443s, 2035	1,143,538	1,144,610
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 4.83s, 2015
(Cayman Islands)	138,000	138,290
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	47,957	46,891
Ser. 05-A, Class C, 4.84s, 2014	116,000	114,609
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	187,000	181,456
Newcastle CDO, Ltd. 144A FRB
Ser. 3A, Class 4FL, 7.579s, 2038
(Cayman Islands)	67,000	68,441
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 9.138s, 2035	86,637	92,918
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 7.695s, 2034	85,154	91,381
Novastar NIM Trust 144A Ser. 04-N2,
Class Note, 4.458s, 2034	9,191	9,083
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	248,635	207,425
Ser. 02-C, Class A1, 5.41s, 2032	616,052	534,696
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	100,674	91,640
Ocean Star PLC 144A
FRB Ser. 04, Class D, 6.632s, 2018
(Ireland)	79,000	81,271
FRB Ser. 05-A, Class D, 5.796s,
2012 (Ireland)	92,000	91,963
Option One Mortgage
Securities Corp. NIM Trust 144A
Ser. 04-2A, Class N1, 4.213s, 2034
(Cayman Islands)	43,712	43,712
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	55,000	53,608
Park Place Securities NIM Trust 144A
Ser. 04-MCWN1, Class A, 4.458s, 2034	10,215	10,214
Ser. 04-WHQ2, Class A, 4s, 2035	63,993	63,353

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

People’s Choice Net Interest Margin
Note 144A
Ser. 04-2, Class A, 5s, 2034	$65,764	$65,593
Ser. 04-2, Class B, 5s, 2034	50,000	47,250
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.68s, 2042
(United Kingdom)	110,000	110,131
FRB Ser. 3, Class 3C, 5.63s, 2042
(United Kingdom)	160,000	162,452
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.491s,
2011 (United Kingdom)	275,000	278,047
FRB Ser. 04-2A, Class C, 5.371s,
2011 (United Kingdom)	109,000	109,651
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011	120,000	116,850
FRB Ser. 04-AA, Class D, 6.219s, 2011	147,000	149,231
FRB Ser. 04-BA, Class D, 5.769s, 2010	270,000	271,067
FRB Ser. 04-EA, Class D, 5.299s, 2011	100,000	100,840
Renaissance Home Equity Loan Trust
Ser. 03-4, Class S, IO, 3s, 2006	111,418	239
Renaissance NIM Trust 144A
Ser. 04-A, Class Note, 4.45s, 2034	1,350	1,348
Ser. 05-1, Class N, 4.7s, 2035	59,830	59,830
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.981s, 2034	88,656	88,458
Ser. 04-QA6, Class NB1, 4.956s, 2034	534,219	532,563
Residential Asset Mortgage
Products, Inc. Ser. 04-RZ2,
Class A, IO, 4s, 2006	618,511	7,444
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034	82,763	82,452
Ser. 04-NT, Class Note, 5s, 2034	68,408	67,382
Ser. 04-NT12, Class Note, 4.7s, 2035	32,420	32,282
Ser. 05-NTR1, Class Note, 4.25s, 2035	12,453	12,453
Saco I Trust FRB Ser. 05-10,
Class 1A1, 4.76s, 2033	402,000	402,000
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	1,022	892
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)	1,809	1,697
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	1,357	1,140
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	1,540	1,278
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)	4,161	3,539
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	5,676	3,052
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	10,234	5,514
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)	13,839	6,177

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	$192,982	$192,183
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)	174,286	173,253
Ser. 04-4A, Class A, 5s, 2034
(Cayman Islands)	44,470	44,389
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	60,000	52,583
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)	9,728	9,707
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)	22,769	22,704
Ser. 04-8A, Class A, 5s, 2034
(Cayman Islands)	36,427	36,327
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)	131,835	131,104
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)	23,957	23,863
Ser. 04-BNCA, Class A, 5s, 2034
(Cayman Islands)	10,387	10,362
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	172,553	171,136
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	77,387	76,937
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035	183,530	182,533
Ser. 05-WF1A, Class A, 4 3/4s, 2035	182,245	181,135
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 03-HE1N, Class N, 6.9s, 2033	6,446	6,462
Ser. 04-4N, Class Note, 6.65s, 2034	8,404	8,404
Ser. 04-HE1N, Class Note, 4.94s, 2034	23,969	23,969
Ser. 03-OP1N, Class Note, 4.45s, 2033	2,280	2,280
Ser. 04-HE2N, Class NA, 5.43s, 2034	12,215	12,093
Ser. 04-HE4N, Class NA, 3 3/4s, 2034	150,238	149,487
Ser. 04-HS1N, Class Note, 5.92s, 2034	8,138	8,138
Ser. 04-RM2N, Class NA, 4s, 2035	76,650	76,362
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-10, Class 1A1, 4.914s, 2034	193,005	193,038
Ser. 04-12, Class 1A2, 4.987s, 2034	253,875	254,044
Ser. 04-14, Class 1A, 5.088s, 2034	521,708	521,031
Ser. 04-16, Class 1A2, 4.999s, 2034	1,311,030	1,310,094
Ser. 04-18, Class 1A1, 5.019s, 2034	356,787	356,443
Ser. 04-20, Class 1A2, 5.072s, 2035	698,961	698,179
Ser. 04-4, Class 1A1, 4.738s, 2034	63,158	63,271
Ser. 04-6, Class 1A, 4.37s, 2034	814,683	811,127
Ser. 04-8, Class 1A3, 4.69s, 2034	30,599	30,543
Ser. 05-1, Class 1A1, 5.141s, 2035	1,136,296	1,135,589
Ser. 05-9, Class AX, IO, 0.937s, 2035	6,631,042	197,605
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2,
Class A, 4.729s, 2034	244,016	244,041

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (7.6%)* continued

	Principal amount	Value

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 4.681s, 2015	$718,014	$707,692
Structured Asset Securities Corp.
Ser. 03-26A, Class 2A, 4.503s, 2033	217,800	218,539
Ser. 03-40A, Class 1A, 4.895s, 2034	115,658	116,304
Ser. 04-8, Class 1A1, 4.69s, 2034	150,108	149,831
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 7.758s, 2034	436,033	416,455
IFB Ser. 05-6, Class 5A8, 5.143s, 2035	661,293	593,511
Structured Asset Securities Corp. 144A
FRB Ser. 03-NP2, Class A2, 4.929s, 2032	62,185	62,185
FRN Ser. 03-NP3, Class A1, 5.379s, 2033	9,194	9,194
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B, 4.799s, 2035	261,745	262,186
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	184,000	179,651
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034	12,349	12,328
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	67,256	66,451
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	109,000	106,822
Wells Fargo Mortgage Backed
Securities Trust
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	6,075,000	91,125
Ser. 05-AR12, Class 2A5, 4.321s, 2035	2,803,000	2,723,731
Ser. 05-AR9, Class 1A2, 4.353s, 2035	253,693	248,107
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011	36,820	36,289
Ser. 04-3, Class D, 4.07s, 2012	84,226	83,147
Ser. 04-4, Class D, 3.58s, 2012	37,171	36,570
Ser. 05-1, Class D, 4 1/4s, 2012	140,355	138,176
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 5.189s,
2044 (United Kingdom)	257,000	256,944
Whole Auto Loan Trust Ser. 03-1,
Class C, 3.13s, 2010	22,389	22,217
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	50,532	50,485
Ser. 04-1, Class D, 5.6s, 2011	111,666	110,845

Total asset-backed securities (cost $53,359,921)		$52,108,678

CORPORATE BONDS AND NOTES (4.2%)*

	Principal amount	Value
Basic Materials (0.2%)
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s,
2009	$200,000	$192,037
Georgia-Pacific Corp. notes 8 1/8s, 2011	85,000	85,106
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013	160,000	159,259

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Basic Materials continued
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	$60,000	$60,159
Newmont Mining Corp. notes 5 7/8s, 2035	90,000	88,814
Potash Corp. of Saskatchewan
notes 7 3/4s, 2011 (Canada)	65,000	72,466
Teck Cominco Ltd. notes 6 1/8s,
2035 (Canada)	90,000	89,006
Teck Cominco Ltd. notes 5 3/8s,
2015 (Canada)	15,000	14,808
Weyerhaeuser Co. debs. 7.95s, 2025	150,000	171,836
Weyerhaeuser Co. debs. 7 3/8s, 2032	120,000	133,405
Weyerhaeuser Co. notes 6 3/4s, 2012	30,000	31,842
		1,098,738

Capital Goods (0.1%)
Boeing Co. (The) debs. 6 7/8s, 2043	85,000	102,427
Bunge Ltd. Finance Corp.
notes 5.35s, 2014	125,000	123,637
L-3 Communications Corp. 144A
sr. sub. notes 6 3/8s, 2015	80,000	79,800
Lockheed Martin Corp. bonds 8 1/2s, 2029	155,000	211,260
Raytheon Co. debs. 7s, 2028	75,000	87,141
Raytheon Co. debs. 6 3/4s, 2018	75,000	83,807
Sealed Air Corp. 144A notes 5 5/8s, 2013	75,000	74,449
		762,521

Communication Services (0.5%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	65,000	67,051
AT&T Corp. sr. notes 9 3/4s, 2031	90,000	113,051
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	265,000	351,077
Citizens Communications Co.
sr. notes 6 1/4s, 2013	90,000	87,075
Comcast Cable Communications
sr. notes 7 1/8s, 2013	45,000	48,912
Comcast Corp. company
guaranty 4.95s, 2016	170,000	160,369
Deutsche Telekom International
Finance BV company guaranty 8 1/4s,
2030 (Germany)	130,000	165,343
Deutsche Telekom International
Finance BV notes 5 1/4s, 2013
(Germany)	200,000	198,937
France Telecom notes 8 1/2s, 2031
(France)	50,000	66,713
France Telecom notes 7 3/4s, 2011
(France)	160,000	178,710
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	150,000	165,410
Sprint Capital Corp. company
guaranty 6.9s, 2019	175,000	192,743
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	360,000	393,368

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Communication Services continued
Sprint Capital Corp. notes 8 3/8s, 2012	$45,000	$52,153
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	165,000	157,440
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	135,000	131,625
Telecom Italia Capital SA company
guaranty 6 3/8s, 2033 (Luxembourg)	65,000	65,750
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	155,000	152,097
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	80,000	99,444
Verizon Global Funding Corp.
notes 7 3/4s, 2030	20,000	23,773
Verizon New Jersey, Inc. debs. 8s, 2022	60,000	68,361
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	405,000	480,096
Verizon Virginia Inc. debs. Ser. A,
4 5/8s, 2013	50,000	46,321
		3,465,819

Conglomerates (--%)
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)	150,000	157,708

Consumer Cyclicals (0.5%)
Cendant Corp. notes 6 1/4s, 2010	240,000	248,361
D.R. Horton, Inc. company
guaranty 8s, 2009	35,000	37,301
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	150,000	144,346
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	420,000	444,169
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	230,000	239,538
Ford Motor Credit Corp. FRN 7.26s, 2007	130,000	124,298
Ford Motor Credit Corp.
notes 7 3/4s, 2007	455,000	439,257
Ford Motor Credit Corp.
notes 7 3/8s, 2009	200,000	177,377
General Motors Acceptance Corp. FRN
5.1s, 2007	255,000	239,019
General Motors Acceptance Corp. FRN
Ser. MTN, 5.243s, 2006	130,000	127,566
General Motors Acceptance Corp. FRN
Ser. MTN, 5.22s, 2007	235,000	221,970
General Motors Acceptance Corp. FRN
Ser. MTN, 5.05s, 2007	155,000	147,265
GTECH Holdings Corp. notes 4 3/4s, 2010	90,000	82,023
Harrah’s Operating Co., Inc.
company guaranty 5 3/4s, 2017	110,000	107,063
Hilton Hotels Corp. notes 8 1/4s, 2011	180,000	197,167
JC Penney Co., Inc. debs. 7 1/8s, 2023	105,000	116,893

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Consumer Cyclicals continued
May Department Stores Co. (The)
notes 5 3/4s, 2014	$50,000	$50,977
Park Place Entertainment Corp.
sr. notes 7s, 2013	145,000	155,116
		3,299,706

Consumer Staples (0.5%)
Chancellor Media Corp. company
guaranty 8s, 2008	95,000	100,999
Cox Communications, Inc.
notes 7 3/4s, 2010	105,000	113,722
Cox Communications, Inc.
notes 6 3/4s, 2011	110,000	115,028
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	125,000	135,510
CVS Corp. 144A pass-through
certificates 6.117s, 2013	101,779	105,701
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	210,000	228,914
Diageo PLC company guaranty 8s, 2022	230,000	290,512
Jones Intercable, Inc.
sr. notes 7 5/8s, 2008	340,000	357,553
Kroger Co. company guaranty 6 3/4s, 2012	60,000	63,099
Miller Brewing Co. 144A
notes 5 1/2s, 2013	145,000	147,578
News America, Inc. debs. 7 1/4s, 2018	195,000	217,336
News America, Inc. 144A notes 6.4s,
2035	170,000	171,349
Supervalu, Inc. notes 7 7/8s, 2009	100,000	105,898
TCI Communications, Inc.
debs. 8 3/4s, 2015	95,000	115,111
TCI Communications, Inc.
debs. 7 7/8s, 2013	155,000	175,191
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	110,000	127,194
Time Warner, Inc. company
guaranty 6.95s, 2028	5,000	5,180
Time Warner, Inc. debs. 9.15s, 2023	85,000	104,533
Time Warner, Inc. debs. 9 1/8s, 2013	440,000	520,773
Turner Broadcasting System, Inc.
sr. notes 8 3/8s, 2013	85,000	97,887
		3,299,068

Energy (0.1%)
Amerada Hess Corp. bonds 7 7/8s,
2029	100,000	121,088
Buckeye Partners LP notes 5.3s, 2014	75,000	74,320
Enbridge Energy Partners LP
sr. notes 5.35s, 2014	70,000	69,040
Forest Oil Corp. sr. notes 8s, 2011	80,000	87,400
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	145,000	145,859

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Energy continued
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	$45,000	$47,971
Sunoco, Inc. notes 4 7/8s, 2014	75,000	73,191
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	100,000	121,529
		740,398

Financial (1.6%)
Allfirst Financial Inc.
sub. notes 7.2s, 2007	105,000	108,254
American General Corp.
notes 7 1/2s, 2010	225,000	246,656
Archstone-Smith Operating Trust
notes 5 1/4s, 2010 (R)	75,000	75,029
Associates First Capital Corp.
debs. 6.95s, 2018	85,000	97,850
AXA Financial, Inc.
sr. notes 7 3/4s, 2010	130,000	143,949
Bank of New York Co., Inc. (The)
sr. sub. notes FRN 3.4s, 2013	40,000	38,686
Bank One Corp. sub. debs. 7 5/8s, 2026	55,000	67,175
Bank One Corp. sub. notes 5 1/4s, 2013	40,000	40,063
Bank United Corp. notes Ser. A, 8s, 2009	530,000	579,713
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	150,000	150,420
Block Financial Corp. notes 5 1/8s, 2014	100,000	93,860
Bosphorus Financial Services, Ltd.
144A sec. FRN 6.14s, 2012
(Cayman Islands)	399,000	401,047
Capital One Bank notes 6 1/2s, 2013	90,000	95,619
CIT Group, Inc. sr. notes 7 3/4s, 2012 (S)	250,000	283,393
CIT Group, Inc. sr. notes 5s, 2015	95,000	92,705
CIT Group, Inc. sr. notes 5s, 2014	225,000	220,085
Citigroup, Inc. sub. notes 5s, 2014	79,000	77,764
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	80,000	82,612
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	110,000	132,932
Developers Diversified Realty Corp.
unsecd. notes 5 3/8s, 2012 (R)	50,000	49,246
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	110,000	104,728
ERP Operating LP notes 6.584s, 2015	80,000	86,915
Executive Risk Capital Trust
company guaranty Ser. B, 8.675s, 2027	165,000	177,108
Fleet Capital Trust V bank
guaranty FRN 5.497s, 2028	135,000	134,641
Franchise Finance Corp. of America
sr. notes 8 3/4s, 2010 (R)	270,000	313,600
Fund American Cos. Inc.
notes 5 7/8s, 2013	185,000	186,875
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	75,000	81,786
Hartford Financial Services
Group, Inc. (The) sr. notes 7.9s, 2010	130,000	144,661

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Financial continued
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	$105,000	$101,210
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	105,000	111,866
HRPT Properties Trust bonds 5 3/4s,
2014 (R)	55,000	55,553
HRPT Properties Trust notes 6 1/4s,
2016 (R)	$80,000	$81,523
HSBC Capital Funding LP 144A bank
guaranty FRB 4.61s, 2013 (Jersey)	340,000	320,651
HSBC Finance Capital Trust IX FRN
5.911s, 2035	100,000	100,851
ILFC E-Capital Trust I 144A FRB
5.9s, 2065	100,000	100,393
International Lease Finance Corp.
FRN Ser. MTNP, 4.55s, 2010	290,000	291,119
International Lease Finance Corp.
notes 4 3/4s, 2012	80,000	78,000
iStar Financial, Inc.
sr. notes 8 3/4s, 2008 (R)	25,000	27,058
iStar Financial, Inc. sr. notes 6s,
2010 (R)	160,000	162,999
John Hancock Global Funding II 144A
notes 7.9s, 2010	85,000	95,585
JPMorgan Chase & Co.
sub. notes 5 1/8s, 2014	535,000	529,602
JPMorgan Chase Capital XV
notes 5 7/8s, 2035	185,000	183,933
Lehman Brothers E-Capital Trust I
144A FRN 5.15s, 2065	140,000	140,350
Lehman Brothers Holdings, Inc.
notes 6 5/8s, 2012	10,000	10,797
Liberty Mutual Insurance 144A
notes 7.697s, 2097	285,000	300,429
Loews Corp. notes 5 1/4s, 2016	70,000	69,179
MetLife, Inc. notes 5.7s, 2035	105,000	105,389
MetLife, Inc. notes 5s, 2015	185,000	181,450
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	50,973
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	60,000	75,296
NB Capital Trust IV company
guaranty 8 1/4s, 2027	395,000	422,977
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	70,000	68,808
Nuveen Investments, Inc.
sr. notes 5s, 2010	70,000	68,875
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	85,000	95,787
PNC Bank NA notes 4 7/8s, 2017	140,000	134,139
Prudential Holdings LLC 144A
bonds 8.695s, 2023	170,000	215,460
Prudential Insurance Co. 144A
notes 8.3s, 2025	235,000	304,164

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Financial continued
Rouse Co. (The) notes 7.2s, 2012 (R)	$140,000	$146,901
Royal Bank of Scotland Group PLC
bonds Ser. 1, 9.118s, 2049
(United Kingdom)	255,000	292,128
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	50,000	60,384
Simon Property Group LP 144A
unsub. notes 5 3/4s, 2015 (R)	100,000	101,476
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	100,000	98,007
Sun Life Canada Capital Trust 144A
company guaranty 8.526s, 2049	245,000	264,123
Transamerica Capital III company
guaranty 7 5/8s, 2037	150,000	174,468
UBS AG/Jersey Branch FRN 7.5s, 2008
(Jersey)	310,000	320,463
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	160,000	183,025
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	140,000	143,035
Zurich Capital Trust I 144A company
guaranty 8.376s, 2037	150,000	162,339
		10,738,137

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	85,000	86,844
Hospira, Inc. notes 5.9s, 2014	60,000	61,970
WellPoint, Inc. notes 5s, 2014	70,000	68,761
Wyeth notes 5 1/2s, 2014	335,000	339,339
		556,914

Technology (--%)
Avnet, Inc. notes 6s, 2015	105,000	102,144
Computer Associates
International, Inc. 144A sr.
notes 5 5/8s, 2014	130,000	127,984
		230,128

Transportation (0.1%)
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	4,015	4,005
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	86,230	85,368
Continental Airlines, Inc.
pass-through certificates
Ser. 98-3, 6.32s, 2008	180,000	178,924
CSX Corp. notes 6 3/4s, 2011	115,000	123,239
		391,536

Utilities & Power (0.5%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	135,000	136,612
Appalachian Power Co.
sr. notes 5.8s, 2035	55,000	54,106
CORPORATE BONDS AND NOTES (4.2%)* continued

	Principal amount	Value
Utilities & Power continued
Atmos Energy Corp. notes 4.95s, 2014	$110,000	$106,001
Beaver Valley II Funding debs. 9s, 2017	110,000	126,178
Boardwalk Pipelines LLC notes 5 1/2s, 2017	45,000	44,839
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	140,000	154,795
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D, 7.88s, 2017	70,000	84,701
Consolidated Natural Gas Co.
sr. notes 5s, 2014	70,000	67,912
Consumers Energy Co. 1st mtge.
5.65s, 2020	130,000	127,543
Consumers Energy Co. 1st mtge. 5s, 2012	165,000	161,409
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	55,000	54,600
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	105,000	104,521
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	35,000	34,680
Entergy Gulf States, Inc. 1st mtge.3.6s, 2008	75,000	72,121
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	15,000	15,900
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	60,000	63,116
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	70,000	73,325
Kansas Gas & Electric bonds 5.647s, 2021	40,000	39,589
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	105,000	111,117
MidAmerican Energy Holdings Co.
sr. notes 5 7/8s, 2012	180,000	185,825
Monongahela Power Co. 1st mtge. 5s, 2006	235,000	234,881
National Fuel Gas Co. notes 5 1/4s, 2013	55,000	54,715
Nevada Power Co. 2nd mtge. 9s, 2013	49,000	53,962
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	80,000	79,386
NiSource Finance Corp. company
guaranty 5.45s, 2020	175,000	169,561
NiSource Finance Corp. company
guaranty 5 1/4s, 2017	20,000	19,454
Oncor Electric Delivery Co. debs. 7s, 2022	40,000	44,459
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	20,000	23,425
Oncor Electric Delivery Co. sec.
notes 6 3/8s, 2012	245,000	258,352
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	110,000	112,444
Potomac Edison Co. 1st mtge. 5.35s, 2014	40,000	39,980
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012 (S)	138,787	141,083
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007	75,000	78,212
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	60,000	63,582
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	60,000	58,999

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.2%)* continued

		Principal amount	Value
Utilities & Power continued
Public Service Electric & Gas Co.
1st mtge. 6 3/8s, 2008		$120,000	$123,387
Southern California Edison Co. 1st
mtge. 5s, 2014		125,000	124,215
Tampa Electric Co. notes 6 7/8s, 2012		70,000	76,564
Westar Energy, Inc. 1st mtge. 5.1s, 2020		110,000	105,148
			3,680,699

Total corporate bonds and notes (cost $28,323,130)			$28,421,372

CONVERTIBLE PREFERRED STOCKS (0.8%)*

		Shares	Value

General Motors Corp. Ser. A,
$1.13 cv. pfd.		5,000	$103,750
Hartford Financial Services
Group, Inc. (The) $3.50 cv. pfd.		6,280	484,345
Hartford Financial Services
Group, Inc. (The) $3.00 cv. pfd.		9,659	734,084
Huntsman Corp. $2.50 cv. pfd. (S)		15,200	609,900
Xerox Corp. $6.25 cv. pfd.		21,500	2,628,375
XL Capital, Ltd. $1.625 cv. pfd.
(Bermuda)		33,700	750,162

Total convertible preferred stocks (cost $4,621,758)			$5,310,616

MUNICIPAL BONDS AND NOTES (--%)*

		Principal
	Rating**	amount	Value

NJ State Tpk. Auth. Rev. Bonds,
Ser. B, AMBAC
4.252s, 1/1/16	Aaa	$115,000	$109,203
4.252s, 1/1/16 (Prerefunded)	Aa3	5,000	4,742

Total municipal bonds and notes (cost $119,962)			$113,945

UNITS (--%)* (cost $91,542)

		Units	Value

Cendant Corp. unit 4.89s, 2006		1,300	$64,773

PURCHASED OPTIONS OUTSTANDING (--%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Citibank for the right to pay
a fixed rate of 4.885% versus the
three month LIBOR maturing on
January 11, 2016.	Jan 06 / $4.89	5,480,000	$28,496
Option on an interest rate swap
with Citibank for the right
to receive a fixed rate of 4.885%
versus the three month LIBOR
maturing on January 11, 2016.	Jan 06 / $4.89	5,480,000	12,604

Total purchased options outstanding (cost $145,768)			$41,100

SHORT-TERM INVESTMENTS (12.2%)*

		Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)		$16,290,135		$16,258,280
Putnam Prime Money Market Fund (e)		67,262,417		67,262,416

Total short-term investments (cost $83,520,696)				$83,520,696

Total investments (cost $663,797,593)				$727,758,147

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$217,851	$217,584	3/15/06	$267

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation
	contracts	Value	date	(depreciation)

Euro 90 day (Short)	292	$69,532,500	Mar-07	$3,133
Euro 90 day (Long)	292	69,463,150	Jun-06	(13,441)
U.S. Treasury Note
2 yr (Short)	51	10,464,563	Mar-06	13,393
U.S. Treasury Note
10 yr (Long)	72	7,877,250	Mar-06	40,157
U.S. Treasury Note
5 yr (Long)	30	3,190,313	Mar-06	19,944
U.S. Treasury Bond
20 yr (Long)	25	2,854,688	Mar-06	21,698
Euro 90 day (Long)	2	476,125	Mar-06	(3,233)

Total				$81,651

WRITTEN OPTIONS OUTSTANDING at 12/31/05

(premiums received $945,217)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
4.55% versus the three month
LIBOR maturing on July 5, 2017.		12,220,000	July-07/$4.55	$640,099
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.55% versus the three month
LIBOR maturing on July 5, 2017.		12,220,000	July-07/$4.55	240,336

Total				$880,435

Putnam VT The George Putnam Fund of Boston

TBA SALE COMMITMENTS OUTSTANDING at 12/31/05

(proceeds receivable $10,967,895)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, January 1, 2036	$8,300,000	1/12/06	$8,218,296
FNMA, 5s, January 1, 2036	2,750,000	1/12/06	2,663,633
FNMA, 4 1/2s, January 1, 2021	100,000	1/12/06	97,250

Total			$10,979,179

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated January 26,
2004 to receive semi-annually
the notional amount multiplied
by 5.2125% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	$4,247,000	1/28/24	$145,271
Agreement with Bank of
America, N.A. dated March 25,
2004 to pay semi-annually the
notional amount multiplied by
3.075% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	3,900,000	3/30/09	175,689
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 15, 2005 to
pay semi-annually the notional
amount multiplied by 5.0265%
and receive quarterly the
notional amount multiplied by
the three month
USD-LIBOR-BBA.	17,706,000	12/19/15	(118,482)
Agreement with JPMorgan Chase
Bank, N.A. dated March 3, 2005
to receive semi-annually the
notional amount multiplied by
4.798% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	12,000,000	3/7/15	32,201
Agreement with Bank of America,
N.A. dated December 20, 2004
to pay semi-annually the notional
amount multiplied by 3.965% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	13,480,000	12/22/09	434,449
Agreement with Bank of
America, N.A. dated January 12,
2005 to receive semi-annually
the notional amount multiplied
by 4.106% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	14,400,000	1/14/10	(249,951)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated March 31,
2005 to pay semi-annually the
notional amount multiplied by
4.6375% and receive quarterly
the notional amount multiplied
by the three month USD-LIBOR.	$13,300,000	4/4/10	$98,849
Agreement with Credit Suisse
First Boston International dated
November 15, 2004 to pay
semi-annually the notional
amount multiplied by 3.947% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	10,700,000	11/17/09	344,255
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to
receive semi-annually the
notional amount multiplied by
4.641% and pay quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.	12,979,000	12/11/13	(226,866)
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 11, 2003 to
pay semi-annually the notional
amount multiplied by 4.710% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	1,264,000	12/15/13	16,442
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 12, 2003 to
pay semi-annually the notional
amount multiplied by 4.579% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	479,000	12/16/13	10,355
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 2.009% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	7,474,000	1/23/06	6,296
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 2.008% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	7,474,000	1/23/06	6,328

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated June 15,
2005 to pay semi-annually the
notional amount multiplied by
4.555% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	$2,740,000	6/17/15	$77,831
Agreement with Bank of
America, N.A. dated June 21,
2005 to pay semi-annually the
notional amount multiplied by
4.466% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	990,000	6/23/15	34,812
Agreement with Bank of
America, N.A. dated June 21,
2005 to pay semi-annually the
notional amount multiplied by
4.45% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	410,000	6/23/15	14,910
Agreement with Bank of
America, N.A. dated June 22,
2005 to pay semi-annually the
notional amount multiplied by
4.39% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	500,000	6/24/15	20,458
Agreement with Bank of
America, N.A. dated
October 19, 2005 to pay semi-
annually the notional amount
multiplied by 4.943% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	7,400,000	10/21/15	(12,285)
Agreement with Lehman
Brothers Special Financing, Inc.
dated July 13, 2005 to pay semi-
annually the notional amount
multiplied by 4.38% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	8,900,000	7/15/10	72,041
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive semi-
annually the notional amount
multiplied by 2.931% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	2,901,900	7/9/06	(14,263)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse
First Boston International dated
October 5, 2004 to receive
semi-annually the notional
amount multiplied by 4.624% and
pay quarterly the notional
amount multiplied by the three
month USD-LIBOR.	$1,590,000	10/7/14	$(31,713)
Agreement with JPMorgan Chase
Bank, N.A. dated June 14, 2005
to pay semi-annually the notional
amount multiplied by 4.538% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	2,380,000	6/16/15	70,628
Agreement with JPMorgan Chase
Bank, N.A. dated June 22, 2005
to receive semi-annually the
notional amount multiplied by
4.387% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	590,000	6/24/15	25,026
Agreement with JPMorgan Chase
Bank, N.A. dated June 27, 2005
to receive semi-annually the
notional amount multiplied by
4.296% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	8,280,000	6/29/15	(396,099)
Agreement with JPMorgan Chase
Bank, N.A. dated July 29, 2005
to pay semi-annually the notional
amount multiplied by 4.6757%
and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	1,659,000	8/2/15	(12,302)
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 4.408% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	2,471,000	1/23/14	54,404
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 4.419% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	2,471,000	1/23/14	54,113

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
dated January 22, 2004 to pay
semi-annually the notional
amount multiplied by 1.999% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	$7,659,000	1/26/06	$7,134
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 22, 2004 to pay
semi-annually the notional
amount multiplied by 2.007% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	4,015,000	1/26/06	3,562
Agreement with JPMorgan Chase
Bank, N.A. dated August 31,
2005 to receive semi-annually
the notional amount multiplied
by 4.4505% and pay quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.	12,000,000	9/2/15	(312,864)
Agreement with JPMorgan Chase
Bank, N.A. dated October 19,
2005 to pay semi-annually the
notional amount multiplied by
4.916% and receive quarterly the
notional amount multiplied by
the three month LIBOR.	6,700,000	10/21/15	1,335
Agreement with Bank of
America, N.A. dated August 30,
2005 to receive semi-annually
the notional amount multiplied
by 4.53% and pay quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.	5,000,000	9/1/15	(98,538)

Total			$233,026

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citibank, N.A.
dated July 7, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and an accrual of
50 basis points plus the beginning
of the period nominal spread of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index and pay at
maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor.	$4,000,000	1/1/06	$8,775
Agreement with Deutsche Bank
AG dated August 3, 2005 to pay
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and an accrual of
15 basis points plus the beginning
of the period nominal spread of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index and receive at
maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor.	4,000,000	1/1/06	5,280
Agreement with Lehman
Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay)
semi-annually the notional
amount multiplied by the return
of the Lehman Brothers US ABS
Floating Rate Index HEL
Aggregate Component and pay
semi-annually the notional
amount multiplied by the six
month USD-LIBOR-BBA
adjusted by a specified spread.	19,800,000	3/1/06	(23,794)

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank
AG dated September 8, 2005 to
receive at maturity the notional
amount multiplied by the
nominal spread appreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and an
accrual of 25 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers
AAA 8.5+ Commercial
Mortgage Backed Securities
Index and pay at maturity the
notional amount multiplied by
the nominal spread depreciation
of the Lehman Brothers AAA
8.5+ Commercial Mortgage
Backed Securities Index adjusted
by a modified duration factor.	$1,865,000	3/1/06	$3,461
Agreement with Goldman Sachs
Capital Markets, L.P. dated
September 8, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and an accrual of
30 basis points plus the beginning
of the period nominal spread of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index and pay at
maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor.	8,017,500	4/1/06	10,872

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs
dated December 23, 2005 to
receive/(pay) a premium based
on the difference between the
market price of Ford Credit
Owner Trust Series 2005-B
Class D and par on day of
execution and receive monthly
the notional amount multiplied
by 678 basis points and pay
monthly the one month USD-
LIBOR. At maturity/termination
the fund receives the coupon and
price appreciation of Ford Credit
Auto Owner Trust Series 2005-B
Class D and pays the one month USD
LIBOR and the price depreciation
of Ford Credit Auto Owner
Trust Series 2005-B Class D.	$519,000	9/15/11	$3,062

Total			$7,656

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Morgan Stanley
Capital Services, Inc. on
September 7, 2005, maturing on
June 20, 2015, to receive
quarterly 70.5 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index
10-15% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within the
DJ IG CDX Series 4 Index
10-15% tranche.		$453,000	$4,947

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley
Capital Services, Inc. on
September 7, 2005, maturing on
June 20, 2015, to receive/(pay) a
premium based on the difference
between the original spread on
issue and the market spread on
day of execution and pay
quarterly 65 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the DJ IG
CDX Series 4 Index.	$453,000	$(995)
Agreement with Morgan Stanley
Capital Services, Inc. on
November 16, 2005, maturing
on December 20, 2012, to
receive quarterly 305 basis points
per annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 5 Index 3-
7% tranche, the fund makes a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 5
Index 3-7% tranche.	323,000	13,478
Agreement with Morgan Stanley
Capital Services, Inc. on
November 30, 2005, maturing
on December 20, 2012, to
receive quarterly 30 basis points
per annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 5 Index
10-15% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 5 Index
10-15% tranche.	926,000	375

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley
Capital Services, Inc. on
November 30, 2005, maturing
on December 20, 2012, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 55
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ IG
CDX Series 5 Index.	$463,000	$(224)
Agreement with Morgan Stanley
Capital Services, Inc. on
December 8, 2005, maturing on
December 20, 2012, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 55
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ IG
CDX Series 5 Index.	463,000	(1,026)
Agreement with Morgan Stanley
Capital Services, Inc. on
December 8, 2005, maturing on
December 20, 2012, to receive
quarterly 29 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 5 Index
10-15% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 5 Index
10-15% tranche.	926,000	164

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley
Capital Services, Inc. on
December 19, 2005, maturing
on June 20, 2010, to pay
quarterly 110.5 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index 3-
7% tranche, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 4 Index
3-7% tranche.	$212,000	$72
Agreement with Morgan Stanley
Capital Services, Inc. on
September 13, 2005, maturing
on June 20, 2012, to receive
quarterly 275 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index
3-7% tranche, the fund makes a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 4 Index
3-7% tranche.	339,000	(1,325)
Agreement with Morgan Stanley
Capital Services, Inc. on
September 19, 2005, maturing
on June 20, 2012, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 55
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX Series 4
Index, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 4 Index.	912,000	638

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley
Capital Services, Inc. on
September 19, 2005, maturing
on June 20, 2012, to receive
quarterly 48 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index 7-
10% tranche, the fund makes a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 4 Index
7-10% tranche.	$912,000	$697
Agreement with Goldman Sachs
Capital Markets, L.P. on
November 17, 2005, maturing
on December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 85
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX IG HVOL Series
5 Index, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the CDX
IG HVOL Series 5 Index.	323,000	(1,325)
Agreement with Goldman Sachs
Capital Markets, L.P. on
November 18, 2005, maturing
on December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 45
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX IG Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between
the par value and the then-
market value of the reference
entity within the CDX IG
Series 5 Index.	3,625,000	(8,271)

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs
Capital Markets, L.P. on
December 2, 2005, maturing on
December 20, 2012, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 55
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX IG Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between
the par value and the then-
market value of the reference
entity within the CDX IG
Series 5 Index.	$231,500	$(511)
Agreement with Goldman Sachs
Capital Markets, L.P. on
December 2, 2005, maturing on
December 20, 2012, to receive
quarterly 31.25 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the CDX IG Series 5 Index,
10-15% tranche, the fund
receives a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of the reference entity
within the CDX IG Series 5
Index, 10-15% tranche.	463,000	579
Agreement with Goldman Sachs
Capital Markets, L.P. on
December 2, 2005, maturing on
December 20, 2010, to pay
quarterly 113 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the CDX IG Series 5 Index, 3-7%
tranche, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the CDX
IG Series 5 Index, 3-7% tranche.	161,000	148

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs
Capital Markets, L.P. on
December 2, 2005, maturing on
December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 85
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX IG HVOL Series
5 Index, the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the CDX
IG HVOL Series 5 Index.	$323,000	$(615)
Agreement with Morgan Stanley
Capital Services, Inc. on
October 14, 2005, maturing on
December 20, 2010, to receive
quarterly 127 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ HY CDX Series 5 Index
25-35% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within the
DJ HY CDX Series 5 Index
25-35% tranche.	517,000	3,962
Agreement with Morgan Stanley
Capital Services, Inc. on
October 14, 2005, maturing on
December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pays quarterly 395
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX HY Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between
the par value and the then-
market value of the reference
entity within the CDX HY
Series 5 Index.	255,915	(6,671)

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Merrill Lynch
International on December 15,
2005, maturing on
December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pays quarterly 45
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 5 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the
DJ IG CDX 5 Index.	$840,000	$(316)
Agreement with JPMorgan
Securities Inc. on December 12,
2005, maturing on June 20, 2012,
to receive/(pay) a premium
based on the difference between
the original spread on issue and
the market spread on day of
execution and pays quarterly 55
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 4 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the
DJ IG CDX 4 Index.	465,500	(460)
Agreement with JPMorgan
Securities Inc. on December 12,
2005, maturing on June 20, 2012,
to receive quarterly 30.5 basis
points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 4 Index,
10-15% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within the DJ
IG CDX 4 Index 10-15% tranche.	931,000	1,191

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
on November 29, 2005,
maturing on December 20,
2010, to receive/(pay) a premium
based on the difference between
the original spread on issue and
the market spread on day of
execution and pay quarterly 45
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the CDX IG Series 5
Index, the fund receives a
payment of the proportional
notional amount times the
difference between
the par value and the then-
market value of the reference
entity within the CDX IG
Series 5 Index.	$1,815,000	$(2,858)
Agreement with Lehman
Brothers Special Financing, Inc.
on December 1, 2005, maturing
on June 20, 2010, to pay
quarterly 124.5 basis points per
annum times the notional
amount. Upon a credit default
event of any reference entity
within the DJ IG CDX Series 4
Index, 3-7% tranche,the fund
receives a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of the reference entity
within the DJ IG CDX Series 4
Index, 3-7% tranche.	169,500	(1,334)
Agreement with Lehman
Brothers Special Financing, Inc.
on December 8, 2005, maturing
on December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and to pay quarterly
45 basis points per annum times
the notional amount. Upon a
credit default event of any
reference entity within the DJ IG
CDX Series 4 Index,the fund
receives a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value ofthe reference entity
within the DJ IG CDX Series 4 Index.	885,000	(958)

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
on December 19, 2005,
maturing on June 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and to pay quarterly
90 basis points per annum times
the notional amount. Upon a
credit default event of any
reference entity within the
DJ IG CDX HVOL Series 4
Index,the fund receives a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ IG
CDX HVOL Series 4 Index.	$212,000	$361
Agreement with Lehman
Brothers Special Financing, Inc.
on December 19, 2005,
maturing on June 20, 2012, to
receive quarterly 309 basis points
per annum times the notional
amount. Upon a credit default
event of any reference entity
within the DJ IG CDX Series 4
Index, 3-7% tranche,the fund
makes a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of the reference entity within
the DJ IG CDX Series 4 Index,
3-7% tranche.	212,000	85
Agreement with Bank of
America, N.A. on
September 13, 2005, maturing
on June 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 90
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ CDX IG HVOL
Series 4 Index, the fund receives
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ
CDX IG HVOL Series 4 Index.	678,000	4,264

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of
America, N.A. on July 26, 2005,
maturing on September 20,
2012, to receive quarterly 64
basis points times the notional
amount. Upon a credit default
event of Waste Management,
7.375%, 8/1/2010, the fund
makes a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of Waste Management,
7.375%, 8/1/2010.	$160,000	$386
Agreement with Lehman
Brothers Special Financing, Inc.
on September 19, 2005,
maturing on June 20, 2015, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and pay quarterly 65
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 4 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the
DJ IG CDX 4 Index.	456,000	(331)
Agreement with Lehman
Brothers Special Financing, Inc.
on September 19, 2005,
maturing on June 20, 2015, to
receive quarterly 59 basis points
per annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX 4 Index,10-15%
tranche, the fund makes a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ IG
CDX 4 Index,10-15% tranche.	456,000	(2,083)

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
on September 21, 2005,
maturing on December 20,
2015, to receive/(pay) a premium
based on the difference between
the original spread on issue and
the market spread on day of
execution and pay quarterly 70
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 4 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the DJ IG
CDX 4 Index.	$456,000	$(1,325)
Agreement with Lehman
Brothers Special Financing, Inc.
on September 21, 2005,
maturing on December 20,
2015, to receive quarterly 57.5
basis points per annum times the
notional amount. Upon a credit
default event of a reference entity
within the DJ IG CDX 5 Index
10-15% tranche, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of the
reference entity within the DJ IG
CDX 5 Index 10-15% tranche.	456,000	(1,498)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
on October 5, 2005, maturing
on December 20, 2010, to
receive/(pay) a premium based
on the difference between the
original spread on issue and the
market spread on day of
execution and receive quarterly
45 basis points per annum times
the notional amount. Upon a
credit default event of a
reference entity within the DJ
CDX IG Series 5 Index, the fund
makes a payment of the
proportional notional amount
times the difference between
the par value and the then-
market value of the reference
entity within the DJ CDX
IG Series 5 Index.	$1,630,000	$(79)
Agreement with Deutsche Bank
AG on September 9, 2004,
maturing on September 20,
2014, to receive a quarterly
payment of 0.58% times the
notional amount. Upon a credit
default event of CVS Corp.,
5.625%, 3/15/06 note, the fund
makes a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of CVS Corp., 5.625%,
3/15/06 note.	90,000	(951)
Agreement with Deutsche Bank
AG effective July 22, 2005,
maturing on September 20,
2010, to receive quarterly 41
basis points times the notional
amount. Upon a credit default
event of France Telecomm,
7.25%, 1/28/2013, the fund
makes a payment of the
proportional notional amount
times the difference between the
par value and the then-market
value of France Telecomm,
7.25%, 1/28/2013.	255,000	611

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs
Capital Markets, L.P. on August
04, 2005, maturing on
September 20, 2010, to receive
quarterly 49 basis points times
the notional amount. Upon a
credit default event of Goodrich
7 5/8s, 12/15/12, the fund makes
a payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
Goodrich 7 5/8s, 12/15/12.	$125,000	$20
Agreement with Goldman Sachs
International on September 2,
2004, terminating on the date on
which the notional amount is
reduced to zero or the date on
which the assets securing the
reference obligation are
liquidated, the fund receives a
payment of the outstanding
notional amount times 2.55625%
and the fund pays in the event of
a credit default in one of the
underlying securities in the basket
of BB CMBS securities.	1,087,000	(2,677)
Agreement with Citigroup
Financial Products, Inc. on
August 19, 2005, maturing on
June 20, 2012, to receive/(pay) a
premium based on the difference
between the original spread on
issue and the market spread on
day of execution and pay
quarterly 55 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index,
the fund receives a payment of
the proportional notional
amount times the difference
between the par value and the
then-market value of the
reference entity within the DJ IG
CDX Series 4 Index.	898,000	(338)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup
Financial Products, Inc. on
August 19, 2005, maturing on
June 20, 2012, to receive
quarterly 62 basis points per
annum times the notional
amount. Upon a credit default
event of a reference entity within
the DJ IG CDX Series 4 Index,7-
10% tranche, the fund makes a
payment of the proportional
notional amount times the
difference between the par value
and the then-market value of
the reference entity within
the DJ IG CDX Series 4 Index,
7-10% tranche.	$898,000	$5,020

Total		$827

See page 267 for Notes to the Portfolios.

Putnam VT Global Asset Allocation Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (65.2%)*

	Shares	Value
Banking (5.2%)
Allied Irish Banks PLC (Ireland)	13,429	$285,879
Anchor BanCorp Wisconsin, Inc.	3,300	100,122
Australia & New Zealand Banking
Group, Ltd. (Australia)	17,914	314,615
Bank of America Corp. #	35,688	1,647,001
Bank of Fukuoka, Ltd. (The) (Japan)	42,000	359,105
Bank of Ireland (Ireland)	5,373	84,281
BankAtlantic Bancorp, Inc. Class A	5,800	81,200
Barclays PLC (United Kingdom)	98,672	1,034,854
Bayerische Hypo-Und Vereinsbank AG
(Germany) †	4,400	132,848
BNP Paribas SA (France)	12,777	1,029,979
Chiba Bank, Ltd. (The) (Japan)	35,000	293,323
City Holding Co.	5,050	181,548
Colonial Bancgroup, Inc.	11,250	267,975
Comerica, Inc.	8,600	488,136
Commerzbank AG (Germany)	10,100	312,331
Corus Bankshares, Inc.	9,900	557,073
DBS Group Holdings, Ltd.
(Singapore)	72,000	714,586
Depfa Bank PLC (Ireland)	16,044	237,096
First Bancorp Puerto Rico
(Puerto Rico)	22,100	274,261
First Financial Bankshares, Inc.	2,600	91,156
FirstFed Financial Corp. †	7,740	421,985
Flagstar Bancorp, Inc.	12,600	181,440
Hanmi Financial Corp.	9,800	175,028
HBOS PLC (United Kingdom)	52,127	888,497
Independent Bank Corp.	2,300	62,629
KBC Groupe SA (Belgium)	8,012	743,192
KeyCorp	13,900	457,727
Mitsubishi UFJ Financial
Group, Inc. (Japan)	52	705,025
Mizuho Financial Group, Inc. (Japan)	80	634,523
Nara Bancorp, Inc.	8,700	154,686
Nordea AB (Sweden)	72,500	751,763
PFF Bancorp, Inc.	2,900	88,508
R&G Financial Corp. Class B (Puerto Rico)	4,900	64,680
Republic Bancorp, Inc.	10,901	129,722
Republic Bancorp, Inc. Class A	2,115	45,367
Societe Generale (France)	4,342	532,067
Southwest Bancorp, Inc.	2,500	50,000
Sumitomo Mitsui Financial
Group, Inc. (Japan)	30	317,770
Taylor Capital Group, Inc.	2,897	117,039
U.S. Bancorp	19,068	569,943
UnionBanCal Corp.	16,790	1,153,809
W Holding Co., Inc. (Puerto Rico)	31,000	255,130
Wachovia Corp.	9,000	475,740
Washington Mutual, Inc.	3,800	165,300
Wells Fargo & Co.	16,645	1,045,805

COMMON STOCKS (65.2%)* continued

	Shares	Value
Banking continued
West Coast Bancorp	3,000	$79,350
Westcorp	13,700	912,557
Westpac Banking Corp. (Australia)	47,021	784,431
Zions Bancorp.	4,600	347,576
		20,798,658

Basic Materials (3.4%)
AK Steel Holding Corp. †	14,000	111,300
Albany International Corp.	2,900	104,864
Arcelor (Luxembourg)	30,609	756,300
BASF AG (Germany)	5,000	381,713
BlueScope Steel, Ltd. (Australia)	5,991	30,621
Brady Corp. Class A	7,100	256,878
Carpenter Technology Corp.	5,650	398,156
CF Industries Holdings, Inc.	23,100	352,275
Clariant AG (Switzerland) †	19,496	286,314
Commercial Metals Co.	9,500	356,630
Dow Chemical Co. (The)	23,900	1,047,298
Fletcher Building, Ltd. (New Zealand)	79,645	409,378
Grief, Inc. Class A	5,200	344,656
H.B. Fuller Co.	12,600	404,082
Imperial Chemical Industries PLC
(United Kingdom)	12,185	69,440
Italcementi SpA (Italy)	5,250	97,645
James Hardie Industries NV (Netherlands)	13,248	87,433
JFE Holdings, Inc. (Japan)	4,400	147,649
Kobe Steel, Ltd. (Japan)	183,000	592,374
Koninklijke DSM NV (Netherlands)	5,480	222,977
Linde AG (Germany)	1,800	139,646
Louisiana-Pacific Corp.	11,700	321,399
MacDermid, Inc.	2,200	61,380
MeadWestvaco Corp.	8,200	229,846
Monsanto Co.	5,200	403,156
NOK Corp. (Japan)	4,000	108,465
NS Group, Inc. †	11,200	468,272
Nucor Corp.	8,200	547,104
Phelps Dodge Corp.	5,700	820,059
Pioneer Cos., Inc. †	1,000	29,970
PPG Industries, Inc.	8,411	486,997
Quanex Corp.	3,000	149,910
Rautaruukki OYJ (Finland)	8,500	206,012
Rayonier, Inc. (R)	10,200	406,470
Rinker Group, Ltd. (Australia)	23,890	288,180
Shin-Etsu Chemical Co. (Japan)	9,200	488,806
Silgan Holdings, Inc.	9,300	335,916
Southern Copper Corp.	5,200	348,296
Steel Dynamics, Inc.	1,600	56,816
Sterling Chemicals, Inc. †	34	391
Sun Hydraulics Corp.	7,100	137,243
Terra Industries, Inc. †	26,100	146,160
UAP Holding Corp.	7,000	142,940

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Basic Materials continued
Vinci SA (France)	4,905	$420,277
Voest-Alpine AG (Austria)	3,749	376,497
		13,578,191

Capital Goods (4.2%)
ABB, Ltd. (Switzerland) †	11,023	106,666
Actividades de Construccion y
Servicios SA (Spain)	11,938	383,108
Andritz AG (Austria)	2,853	312,424
Applied Industrial
Technologies, Inc.	11,800	397,542
Autogrill SpA (Italy)	18,850	257,221
Autoliv, Inc. (Sweden)	5,800	263,436
BAE Systems PLC (United Kingdom)	31,815	208,475
Balfour Beatty PLC (United Kingdom)	9,153	55,932
Blount International, Inc. †	3,900	62,127
Boeing Co. (The)	14,200	997,408
Bouygues SA (France)	5,272	256,795
Canon, Inc. (Japan)	9,500	555,461
Clean Harbors, Inc. †	11,200	322,672
Commercial Vehicle Group, Inc. †	2,400	45,072
Cookson Group PLC
(United Kingdom) †	64,584	471,148
Cummins, Inc.	8,500	762,705
Daito Trust Construction Co., Ltd. (Japan)	2,700	139,564
DRS Technologies, Inc.	2,500	128,550
Eagle Materials, Inc. (S)	2,550	312,018
Eaton Corp.	6,200	415,958
Emerson Electric Co.	8,700	649,890
EnPro Industries, Inc. †	10,800	291,060
European Aeronautic Defense and
Space Co. (Netherlands)	5,350	201,282
Flowserve Corp. †	2,800	110,768
Franklin Electric Co., Inc.	2,600	102,804
Fujikura, Ltd. (Japan)	9,000	72,909
Global Imaging Systems, Inc. †	2,600	90,038
Heico Corp. (S)	3,600	93,168
IMI PLC (United Kingdom)	20,305	175,313
Innovative Solutions & Support, Inc. †	5,350	68,373
Kaman Corp.	12,500	246,125
Leighton Holdings, Ltd. (Australia)	16,294	213,637
Lockheed Martin Corp.	6,800	432,684
LSI Industries, Inc.	10,100	158,166
MAN AG (Germany)	3,400	180,769
Moog, Inc. †	6,550	185,889
Mueller Industries, Inc.	18,050	494,931
NACCO Industries, Inc. Class A	520	60,918
Nordson Corp.	7,800	315,978
Oce NV (Netherlands)	10,516	151,187
Perini Corp. †	8,500	205,275
Precision Castparts Corp.	12,500	647,625

COMMON STOCKS (65.2%)* continued

	Shares	Value
Capital Goods continued
Rieter Holding AG (Switzerland)	874	$258,698
Rockwell Automation, Inc.	13,800	816,408
Rofin-Sinar Technologies, Inc. †	2,900	126,063
Schindler Holding AG (Switzerland)	307	121,393
Siemens AG (Germany)	23	1,963
Skanska AB Class B (Sweden)	18,600	282,870
Standard Register Co. (The)	2,700	42,687
Teledyne Technologies, Inc. †	5,500	160,050
Terex Corp. †	16,350	971,190
Thomas & Betts Corp. †	7,800	327,288
Timken Co.	4,500	144,090
Tomkins PLC (United Kingdom)	33,553	172,637
United Industrial Corp.	7,000	289,590
URS Corp. †	3,050	114,711
USEC, Inc.	22,500	268,875
Valmont Industries, Inc.	3,200	107,072
Wartsila OYJ Class B (Finland)	5,500	162,168
Waste Connections, Inc. †	2,900	99,934
WESCO International, Inc. †	9,200	393,116
Woodward Governor Co.	1,400	120,414
		16,584,288

Communication Services (2.2%)
AT&T, Inc.	35,385	866,579
Belgacom SA (Belgium)	3,933	127,793
BellSouth Corp.	17,304	468,938
Brightpoint, Inc. †	4,300	119,239
Centennial Communications Corp.	6,900	107,088
CenturyTel, Inc.	9,000	298,440
Commonwealth Telephone
Enterprises, Inc.	10,450	352,897
Deutsche Telekom AG (Germany)	2,500	41,456
Deutsche Telekom AG ADR (Germany)	11,343	188,634
Earthlink, Inc. †	24,195	268,806
Eircom Group PLC (Ireland)	29,858	69,725
France Telecom SA (France)	9,184	227,355
Golden Telecom, Inc. (Russia)	3,300	85,668
Koninklijke (Royal) KPN NV
(Netherlands)	29,515	294,841
Liberty Global, Inc. Class A †	11,800	265,500
Mobistar SA (Belgium)	1,702	134,492
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	34	154,428
NTL, Inc. †	2,400	163,392
NTT DoCoMo, Inc. (Japan)	133	202,864
Premiere Global Services, Inc. †	46,400	377,232
Shenandoah Telecom Co.	1,550	61,752
Sprint Nextel Corp.	33,960	793,306
Swisscom AG (Switzerland)	3	944
Talk America Holdings, Inc. †	13,300	114,779
Telecom Italia SpA (Italy)	24	70

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Communication Services continued
Telefonica SA (Spain)	14,417	$216,113
Telekom Austria AG (Austria)	3,127	70,072
Ubiquitel, Inc. †	17,600	174,064
USA Mobility, Inc.	30	832
Verizon Communications, Inc.	42,673	1,285,311
Vodafone Group PLC (United Kingdom)	536,230	1,155,151
		8,687,761

Conglomerates (1.4%)
3M Co.	11,455	887,763
AMETEK, Inc.	2,100	89,334
Ansell, Ltd. (Australia)	25,600	207,436
General Electric Co.	46,445	1,627,897
Harsco Corp.	5,600	378,056
Itochu Corp. (Japan)	63,000	525,311
Marubeni Corp. (Japan)	37,000	198,466
Mitsui & Co., Ltd. (Japan)	57,000	731,760
Swire Pacific, Ltd. (Hong Kong)	59,000	529,633
Vivendi Universal SA (France)	16,574	517,224
		5,692,880

Consumer Cyclicals (7.5%)
4Kids Entertainment, Inc. †	5,800	91,002
Adidas-Salomon AG (Germany)	600	113,463
Administaff, Inc.	3,700	155,585
Aegis Group PLC (United Kingdom)	81,102	169,838
Aftermarket Technology Corp. †	3,950	76,788
Aisin Seiki Co., Ltd. (Japan)	8,400	308,211
American Axle & Manufacturing
Holdings, Inc.	1,800	32,994
American Eagle Outfitters, Inc.	23,800	546,924
Ameristar Casinos, Inc.	22,500	510,750
aQuantive, Inc. †	3,700	93,388
Assa Abloy AB Class B (Sweden)	200	3,142
Autobacs Seven Co., Ltd. (Japan)	2,900	152,114
Barnes & Noble, Inc.	12,300	524,841
Bebe Stores, Inc.	14,150	198,525
Berkely Group Holdings PLC
(United Kingdom) †	23,186	442,164
BJ’s Wholesale Club, Inc. †	7,633	225,631
Black & Decker Manufacturing Co.	1,700	147,832
Bluegreen Corp. †	12,000	189,600
Bon-Ton Stores, Inc. (The)	3,600	68,868
Borders Group, Inc.	2,500	54,175
BPB PLC (United Kingdom)	7,718	102,340
British Sky Broadcasting PLC
(United Kingdom)	25,643	218,540
Buckle, Inc. (The)	5,700	183,768
Building Material Holding Corp.	1,800	122,778
Burberry Group PLC (United Kingdom)	5,427	40,033
Casey’s General Stores, Inc.	16,900	419,120

COMMON STOCKS (65.2%)* continued

	Shares	Value
Consumer Cyclicals continued
Catalina Marketing Corp.	4,200	$106,470
Cato Corp. (The) Class A	6,075	130,309
Charming Shoppes †	10,600	139,920
Chico’s FAS, Inc. †	14,600	641,378
Choice Hotels International, Inc.	6,700	279,792
Citadel Broadcasting Corp.	11,000	147,840
Claire’s Stores, Inc.	7,200	210,384
CNS, Inc.	13,600	297,976
Consolidated Graphics, Inc. †	1,550	73,377
Continental AG (Germany)	3,900	344,515
Daily Mail and General Trust
Class A (United Kingdom)	16,996	229,888
Davis Service Group PLC
(United Kingdom)	20,227	168,217
Dex Media, Inc.	22,700	614,943
Dillards, Inc. Class A	6,000	148,920
Dreamworks Animation SKG, Inc.
Class A †	6,500	159,640
EMAP PLC (United Kingdom)	13,335	197,537
Escala Group, Inc. † (S)	5,400	109,512
Fiat SpA (Italy) † (S)	32,700	283,849
First Choice Holidays PLC
(United Kingdom)	42,108	180,696
Genesco, Inc. †	13,600	527,544
Genlyte Group, Inc. (The) †	4,000	214,280
Google, Inc. Class A †	1,400	580,804
GTECH Holdings Corp.	9,800	311,052
GUS PLC (United Kingdom)	15,302	271,064
Honda Motor Co., Ltd. (Japan)	2,700	153,978
HUB Group, Inc. Class A †	5,100	180,285
IAC/InterActiveCorp. †	5,100	144,381
Inchcape PLC (United Kingdom)	13,967	546,855
Industria de Diseno Textil
(Inditex) SA (Spain)	8,546	277,681
Jakks Pacific, Inc. †	11,900	249,186
John H. Harland Co.	17,800	669,280
K-Swiss, Inc. Class A	9,700	314,668
Kenneth Cole Productions, Inc. Class A	2,100	53,550
Kuoni Reisen Holding AG
(Switzerland) †	475	196,114
Laidlaw International, Inc.	18,400	427,432
Marks & Spencer PLC
(United Kingdom)	17,167	148,809
Marvel Entertainment, Inc. †	9,400	153,972
Matsushita Electric Industrial Co. (Japan)	27,000	520,507
McGraw-Hill Companies, Inc. (The)	16,700	862,221
Mediaset SpA (Italy)	13,685	144,454
Men’s Wearhouse, Inc. (The) †	1,990	58,586
Metro AG (Germany)	2,400	115,459
Modine Manufacturing Co.	11,900	387,821
Monarch Casino & Resort, Inc. †	100	2,260

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Consumer Cyclicals continued
Multimedia Games, Inc. † (S)	26,600	$246,050
Next PLC (United Kingdom)	10,688	281,610
Nordstrom, Inc.	30,500	1,140,700
Nu Skin Enterprises, Inc. Class A	10,400	182,832
NVR, Inc. †	154	108,108
Pantry, Inc. (The) †	10,600	498,094
Payless ShoeSource, Inc. †	20,200	507,020
Penn National Gaming, Inc. †	1,800	59,310
Phillips-Van Heusen Corp.	4,200	136,080
Pixar, Inc. †	3,000	158,160
Playboy Enterprises, Inc. Class B †	7,600	105,564
Puma AG Rudolf Dassier Sport (Germany)	100	29,096
Reader’s Digest Association, Inc. (The) Class A	9,200	140,024
Rent-A-Center, Inc. †	6,700	126,362
Robert Half International, Inc.	7,500	284,175
S.A. D’Ieteren NV (Belgium)	197	54,019
Skechers U.S.A., Inc. Class A †	12,000	183,840
Societe Television Francaise I (France)	2,126	58,774
Sony Corp. (Japan)	4,600	187,882
Sotheby’s Holdings, Inc. Class A †	3,800	69,768
Stanley Works (The)	900	43,236
Stein Mart, Inc.	21,200	384,780
Steven Madden, Ltd.	15,800	461,834
Stride Rite Corp.	10,200	138,312
TeleTech Holdings, Inc. †	25,200	303,660
Timberland Co. (The) Class A †	3,400	110,670
Toll Brothers, Inc. †	4,800	166,272
Too, Inc. †	2,700	76,167
Toro Co. (The)	7,900	345,783
Toyota Motor Corp. (Japan)	5,800	300,788
Trans World Entertainment Corp. †	4,900	27,930
Tupperware Corp.	7,600	170,240
Unifirst Corp.	3,600	111,960
United Business Media PLC (United Kingdom)	8,261	90,327
Universal Forest Products, Inc.	9,400	519,350
USG Corp. †	7,567	491,855
Vail Resorts, Inc. †	4,600	151,938
Ventiv Health, Inc. †	6,600	155,892
Viacom, Inc. Class B	4,800	156,480
Volkswagon AG (Germany)	6,000	316,244
Volvo AB Class A (Sweden)	10,200	467,289
VS Holdings, Inc. †	4,041	1
Wal-Mart Stores, Inc.	18,625	871,650
Walt Disney Co. (The)	19,908	477,195
Walter Industries, Inc.	6,400	318,208
William Hill PLC (United Kingdom)	28,639	263,246
Wilsons The Leather Experts, Inc. † (S)	9,100	33,033
Wolverine World Wide, Inc.	4,550	102,193
Yamaha Motor Co., Ltd. (Japan)	32,200	840,403
		29,624,224

COMMON STOCKS (65.2%)* continued

	Shares	Value
Consumer Finance (0.7%)
Accredited Home Lenders
Holding Co. † (S)	6,500	$322,270
Asta Funding, Inc.	5,700	155,838
CompuCredit Corp. †	18,850	725,348
Countrywide Financial Corp.	7,284	249,040
MBNA Corp.	11,395	309,374
Nelnet, Inc. Class A †	7,900	321,372
Portfolio Recovery Associates, Inc. †	2,700	125,388
Provident Financial PLC (United Kingdom)	16,530	155,346
World Acceptance Corp. †	9,250	263,625
		2,627,601

Consumer Staples (5.6%)
Aderans Co., Ltd. (Japan)	8,300	248,979
Albertson’s, Inc.	16,500	352,275
Altria Group, Inc.	20,854	1,558,211
American Greetings Corp. Class A (S)	5,400	118,638
Axfood AB (Sweden)	4,800	133,932
BAT Industries PLC (United Kingdom)	28,324	632,036
Carrefour Supermarche SA (France)	2,741	127,952
CEC Entertainment, Inc. †	3,150	107,226
Chattem, Inc. †	2,500	90,975
Chiquita Brands International, Inc.	14,500	290,145
CKE Restaurants, Inc. (S)	3,200	43,232
Coca-Cola Co. (The)	10,900	439,379
Colgate-Palmolive Co.	8,200	449,770
Colruyt SA (Belgium)	832	114,415
Costco Wholesale Corp.	4,500	222,615
Darden Restaurants, Inc.	12,200	474,336
Domino’s Pizza, Inc.	9,200	222,640
Energizer Holdings, Inc. †	2,525	125,720
Flowers Foods, Inc.	6,350	175,006
Fyffes PLC (Ireland)	58,362	158,314
General Mills, Inc.	4,434	218,685
Getty Images, Inc. †	1,900	169,613
Heineken NV (Netherlands)	7,416	234,229
Imperial Tobacco Group PLC (United Kingdom)	5,798	172,871
Interstate Bakeries Corp. †	6,400	47,680
Jack in the Box, Inc. †	10,550	368,512
Japan Tobacco, Inc. (Japan)	47	685,027
Kellogg Co.	18,032	779,343
Kimberly-Clark Corp.	8,900	530,885
Koninklijke Ahold NV (Netherlands) †	9,258	69,117
Labor Ready, Inc. †	24,000	499,680
Lancaster Colony Corp.	1,450	53,723
Lance, Inc.	4,900	91,287
Liberty Media Corp. Class A †	85,200	670,524
Lone Star Steakhouse & Saloon, Inc.	3,100	73,594
Longs Drug Stores, Inc. (S)	4,400	160,116
Luby’s, Inc. †	6,400	85,120
McDonald’s Corp.	20,700	698,004

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Consumer Staples continued
Meiji Dairies Corp. (Japan)	62,000	$313,651
Nash Finch Co.	8,800	224,224
Nestle SA (Switzerland)	1,153	343,905
Nutri/System, Inc. †	3,400	122,468
Papa John’s International, Inc. †	2,400	142,344
Pepsi Bottling Group, Inc. (The)	21,500	615,115
PepsiAmericas, Inc.	11,500	267,490
Pilgrim’s Pride Corp.	8,200	271,912
Playtex Products, Inc. †	22,100	302,107
Procter & Gamble Co. (The)	15,740	911,031
Reynolds American, Inc.	9,800	934,234
Safeway, Inc.	18,800	444,808
Scotts Miracle-Gro Co. (The) Class A	1,700	76,908
Seaboard Corp.	225	339,975
Smart & Final, Inc. †	7,700	99,176
Supervalu, Inc.	8,269	268,577
Swedish Match AB (Sweden)	21,500	252,661
Time Warner, Inc.	95,190	1,660,114
Toyo Suisan Kaisha, Ltd. (Japan)	29,000	467,893
Unilever NV (Netherlands)	782	53,355
UST, Inc.	7,400	302,142
Valueclick, Inc. †	8,500	153,935
Weight Watchers International, Inc. †	9,900	489,357
Weiss Markets, Inc.	1,100	47,344
Whole Foods Market, Inc.	9,800	758,422
Woolworths, Ltd. (Australia)	52,307	646,311
Yum! Brands, Inc.	4,880	228,774
		22,432,039

Energy (5.3%)
BP PLC (United Kingdom)	91,064	967,567
Burlington Resources, Inc.	9,600	827,520
Cal Dive International, Inc. †	4,400	157,916
Chevron Corp.	35,424	2,011,020
ConocoPhillips	20,200	1,175,236
Core Laboratories NV (Netherlands) †	3,100	115,816
ENI SpA (Italy)	36,775	1,016,216
Exxon Mobil Corp.	74,240	4,170,061
Forest Oil Corp. †	1,500	68,355
Frontier Oil Corp.	23,700	889,461
Giant Industries, Inc. †	9,900	514,404
Harvest Natural Resources, Inc. †	12,500	111,000
Helmerich & Payne, Inc.	2,800	173,348
Holly Corp.	6,500	382,655
Houston Exploration Co. †	2,500	132,000
KCS Energy, Inc. †	5,300	128,366
Marathon Oil Corp.	9,410	573,728
Norsk Hydro ASA (Norway)	3,590	367,555
Occidental Petroleum Corp.	2,800	223,664
Oil States International, Inc. †	5,700	180,576
Petroleum Development Corp. †	2,800	93,352

COMMON STOCKS (65.2%)* continued

	Shares	Value
Energy continued
Questar Corp.	6,000	$454,200
Remington Oil & Gas Corp. †	3,400	124,100
Repsol YPF, SA (Spain)	7,801	226,976
Royal Dutch Shell PLC Class A (Netherlands)	19,166	582,741
Royal Dutch Shell PLC Class B (Netherlands)	37,859	1,207,421
Statoil ASA (Norway)	23,633	541,184
Sunoco, Inc.	15,160	1,188,241
Tesoro Petroleum Corp.	10,200	627,810
Total SA (France)	2,916	729,783
Valero Energy Corp.	7,054	363,986
Veritas DGC, Inc. †	16,200	574,938
		20,901,196

Financial (2.7%)
Advanta Corp. Class B	7,200	233,568
AMRESCO Creditor Trust (acquired
various dates from 1/24/00 to 1/26/00,
cost $3,094) (F) ‡ † (R)	33,000	33
Asset Acceptance Capital Corp. †	3,200	71,872
Assurant, Inc.	7,300	317,477
Citigroup, Inc. #	57,549	2,792,853
Contifinancial Corp. Liquidating
Trust Units	238,820	2,941
Deutsche Boerse AG (Germany)	561	57,179
Fidelity National Financial, Inc.	20,100	739,479
First American Corp.	11,130	504,189
Hitachi Capital Corp. (Japan)	5,900	117,490
HRPT Properties Trust (R)	69,500	719,325
ICAP PLC (United Kingdom)	10,464	72,744
JPMorgan Chase & Co.	22,131	878,379
Loews Corp.	9,200	872,620
London Stock Exchange PLC (United Kingdom)	23,950	254,883
Man Group PLC (United Kingdom)	24,449	801,564
MGIC Investment Corp.	3,900	256,698
Nasdaq Stock Market, Inc. (The) †	4,800	168,864
Nationwide Financial Services, Inc. Class A	4,300	189,200
Nuveen Investments, Inc. Class A	2,200	93,764
Orix Corp. (Japan)	1,400	356,495
Royal Bank of Scotland Group PLC
(United Kingdom)	21,776	655,993
Sampo OYJ Class A (Finland)	8,000	138,886
Student Loan Corp.	305	63,815
Tower, Ltd. (New Zealand) †	50,736	71,845
WFS Financial, Inc. †	2,200	167,530
		10,599,686

Health Care (7.7%)
Abbott Laboratories	19,066	751,772
Aetna, Inc.	5,300	499,843
Albany Molecular Research, Inc. †	18,539	225,249
Alfresa Holdings Corp. (Japan)	800	37,421
Alkermes, Inc. †	5,300	101,336

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Health Care continued
Allergan, Inc.	2,400	$259,104
Alpharma, Inc. Class A	4,600	131,146
Amedisys, Inc. †	3,300	139,392
American Medical Systems Holdings, Inc. †	6,200	110,546
Amgen, Inc. †	11,800	930,548
AMN Healthcare Services, Inc. †	6,400	126,592
Analogic Corp.	1,400	66,990
Applera Corp.- Celera Genomics Group †	25,800	282,768
Applera Corp.-Applied Biosystems Group	15,500	411,680
Apria Healthcare Group, Inc. †	2,000	48,220
Arena Pharmaceuticals, Inc. †	10,100	143,622
AstraZeneca PLC
(London Exchange) (United Kingdom)	23,066	1,120,080
Bausch & Lomb, Inc.	6,300	427,770
Becton, Dickinson and Co.	19,900	1,195,592
Biosite, Inc. †	1,100	61,919
Bristol-Myers Squibb Co.	21,685	498,321
Brookdale Senior Living, Inc.	1,670	49,783
Candela Corp. †	11,600	167,504
Celesio AG (Germany)	362	30,945
Cephalon, Inc. †	2,400	155,376
Cerner Corp. †	1,700	154,547
Chugai Pharmaceutical Co., Ltd. (Japan)	25,900	555,267
CIGNA Corp.	2,686	300,026
Conmed Corp. †	2,750	65,065
Connetics Corp. †	4,700	67,915
Coventry Health Care, Inc. †	13,313	758,308
Dade Behring Holdings, Inc.	9,140	373,735
Digene Corp. †	3,800	110,846
DJ Orthopedics, Inc. †	12,100	333,718
Enzon, Inc. †	6,400	47,360
First Horizon Pharmaceutical Corp. †	7,600	131,100
Foxhollow Technologies, Inc. † (S)	1,900	56,601
Genentech, Inc. †	4,400	407,000
Genesis HealthCare Corp. †	19,397	708,378
Gilead Sciences, Inc. †	16,900	889,447
GlaxoSmithKline PLC (United Kingdom)	31,621	797,336
Haemonetics Corp. †	10,600	517,916
Humana, Inc. †	17,000	923,610
Intuitive Surgical, Inc. †	1,000	117,270
Invitrogen Corp. †	2,100	139,944
Johnson & Johnson #	51,837	3,115,404
Kaken Pharmaceutical Co., Ltd. (Japan)	7,000	54,512
Kindred Healthcare, Inc. †	4,700	121,072
Kinetic Concepts, Inc. †	5,100	202,776
Kos Pharmaceuticals, Inc. †	3,100	160,363
LCA-Vision, Inc.	3,600	171,036
LifeCell Corp. †	6,000	114,420
Magellan Health Services, Inc. †	2,500	78,625
Mayne Pharma, Ltd. (Australia) †	52,765	98,279
Mediceo Paltac Holdings Co., Ltd. (Japan)	8,500	122,951

COMMON STOCKS (65.2%)* continued

	Shares	Value
Health Care continued
Medicines Co. †	3,500	$61,075
Medivir AB Class B (Sweden) †	50	394
Mentor Corp.	5,800	267,264
Merck & Co., Inc.	33,550	1,067,226
OraSure Technologies, Inc. †	10,600	93,492
Owens & Minor, Inc.	8,900	245,017
Parexel International Corp. †	2,800	56,728
Pediatrix Medical Group, Inc. †	1,690	149,683
Per-Se Technologies, Inc. †	4,700	109,792
PerkinElmer, Inc.	16,400	386,384
Perrigo Co.	5,100	76,041
Pfizer, Inc.	32,584	759,859
PRA International †	3,600	101,340
Regeneron Pharmaceuticals, Inc. †	6,500	103,675
Respironics, Inc. †	3,600	133,452
Roche Holding AG (Switzerland)	5,789	866,856
Salix Pharmaceuticals, Ltd. †	4,278	75,207
Savient Pharmaceuticals, Inc. †	23,400	87,516
Schering AG (Germany)	1,900	126,721
Schering-Plough Corp.	7,900	164,715
Serologicals Corp. †	3,200	63,168
Sierra Health Services, Inc. †	17,510	1,400,100
Steris Corp.	2,000	50,040
Sybron Dental Specialties, Inc. †	5,100	203,031
Symbion Health, Ltd. (Australia)	52,765	136,585
Taisho Pharmaceutical Co., Ltd. (Japan)	17,000	318,363
Techne Corp. †	1,900	106,685
United Therapeutics Corp. †	1,700	117,504
UnitedHealth Group, Inc.	28,208	1,752,845
Vertex Pharmaceuticals, Inc. †	5,100	141,117
ViaCell, Inc. †	14,600	82,052
Vital Signs, Inc.	3,650	156,293
WellCare Health Plans, Inc. †	3,400	138,890
WellPoint, Inc. †	5,740	457,995
Wyeth	15,900	732,513
		30,457,964

Insurance (2.7%)
Aegon NV (Netherlands)	13,749	222,964
Allianz AG (Germany)	3,500	528,165
American Financial Group, Inc.	14,200	544,002
AmerUs Group Co.	3,200	181,344
CNA Financial Corp. †	8,100	265,113
Commerce Group, Inc.	6,200	355,136
Corporacion Mapfre SA (Spain)	23,501	386,653
FBL Financial Group, Inc. Class A	1,460	47,903
FPIC Insurance Group, Inc. †	5,001	173,535
Fremont General Corp.	19,300	448,339
HCC Insurance Holdings, Inc.	3,341	99,161
ING Groep NV (Netherlands)	24,542	848,084

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Insurance continued
Landamerica Financial Group, Inc. (S)	7,900	$492,960
Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	1,000	134,888
Navigators Group, Inc. †	3,916	170,777
Ohio Casualty Corp.	2,000	56,640
Philadelphia Consolidated Holding Corp. †	2,000	193,380
Prudential Financial, Inc.	17,800	1,302,782
QBE Insurance Group, Ltd. (Australia)	14,110	202,799
Safety Insurance Group, Inc.	4,500	181,665
Selective Insurance Group	1,300	69,030
Stancorp Financial Group	1,600	79,920
Stewart Information Services	2,760	134,329
Swiss Re (Switzerland)	2,904	212,026
Triad Guaranty, Inc. †	3,400	149,566
UICI	12,300	436,773
United Fire & Casualty Co.	2,550	103,097
W.R. Berkley Corp.	9,890	470,962
Zenith National Insurance Corp.	25,690	1,184,823
Zurich Financial Services AG (Switzerland) †	4,515	959,472
		10,636,288

Investment Banking/Brokerage (1.5%)
A.G. Edwards, Inc.	3,500	164,010
Affiliated Managers Group †	6,000	481,500
Ameriprise Financial, Inc.	4,500	184,500
Ameritrade Holding Corp. Class A †	15,800	379,200
Calamos Asset Management, Inc. Class A	9,500	298,775
Challenger Financial Services
Group, Ltd. (Australia)	33,562	99,675
Credit Suisse Group (Switzerland)	15,262	776,073
Deutsche Bank AG (Germany)	1,975	190,957
Goldman Sachs Group, Inc. (The)	3,400	434,214
Harris & Harris Group, Inc. (S)	6,800	94,520
IndyMac Bancorp, Inc.	14,872	580,305
Investment Technology Group, Inc. †	5,600	198,464
Lazard, Ltd. Class A (Bermuda)	4,100	130,790
Lehman Brothers Holdings, Inc.	5,900	756,203
Macquarie Bank, Ltd. (Australia)	1,165	58,220
Morgan Stanley	5,800	329,092
Raymond James Financial, Inc.	20,700	779,769
Schroders PLC (United Kingdom)	14,414	235,045
		6,171,312

Other (1.7%)
iShares MSCI Emerging Markets Index Fund (S)	51,810	4,572,233
iShares MSCI Hong Kong Index Fund	3,100	39,122
iShares MSCI Malaysia Index Fund	1,100	7,502
iShares MSCI Singapore Index Fund	1,500	11,850
iShares MSCI South Korea Index Fund	900	40,275
iShares MSCI Taiwan Index Fund	2,400	29,952
iShares Russell 1000 Growth Index Fund	40,500	2,065,905
		6,766,839

COMMON STOCKS (65.2%)* continued

	Shares	Value
Real Estate (1.3%)
American Home Mortgage
Investment Corp. (R)	9,400	$306,158
Arbor Realty Trust, Inc (R)	6,400	165,888
Boston Properties, Inc. (R)	3,300	244,629
Boykin Lodging Co. † (R)	4,500	54,990
Brookfield Homes Corp.	2,710	134,768
Capital Trust, Inc. Class A (R)	1,500	43,920
CB Richard Ellis Group, Inc. Class A †	8,000	470,800
CBL & Associates Properties (R)	11,300	446,463
Digital Realty Trust, Inc. (R)	8,900	201,407
Entertainment Properties Trust (R)	1,100	44,825
Highwoods Properties, Inc. (R)	4,900	139,405
Innkeepers USA Trust (R)	5,900	94,400
Jones Lang LaSalle, Inc.	12,200	614,270
Lexington Corporate Properties Trust (R)	5,700	121,410
LTC Properties, Inc. (R)	13,200	277,596
Metrovacesa SA (Spain)	1,864	112,778
Mills Corp. (R)	1,500	62,910
National Health Investors, Inc. (R)	4,900	127,204
Omega Healthcare Investors, Inc. (R)	4,300	54,137
RAIT Investment Trust (R)	11,500	298,080
Redwood Trust, Inc. (R) (S)	1,250	51,575
Saxon Capital, Inc. (R)	13,000	147,290
SL Green Realty Corp. (R)	1,650	126,044
St. Joe Co. (The)	3,000	201,660
Tarragon Corp. † (R) (S)	9,157	188,817
Trizec Properties, Inc. (R)	3,800	87,096
Vornado Realty Trust (R)	4,400	367,268
		5,185,788

Technology (8.6%)
Advantest Corp. (Japan)	2,000	201,508
Agilysys, Inc.	19,550	356,201
ALPS Electric Co., Ltd. (Japan)	7,000	97,458
Anixter International, Inc.	2,900	113,448
Ansoft Corp. †	1,661	56,557
ANSYS, Inc. †	3,600	153,684
Apple Computer, Inc. †	20,300	1,459,367
Atmel Corp. †	85,900	265,431
Autodesk, Inc.	13,900	597,005
Avnet, Inc. †	4,200	100,548
BEA Systems, Inc. †	36,500	343,100
Blackboard, Inc. †	4,907	142,205
Brocade Communications Systems, Inc. †	70,600	287,342
Cisco Systems, Inc. †	84,410	1,445,099
Citrix Systems, Inc. †	7,700	221,606
Coherent, Inc. †	2,500	74,200
CommScope, Inc. †	4,900	98,637
Comtech Telecommunications Corp. †	11,900	363,426
Covansys Corp. †	3,879	52,793
CSG Systems International, Inc. †	4,400	98,208

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Technology continued
Cymer, Inc. †	2,600	$92,326
Dell, Inc. †	31,100	932,689
DiamondCluster International, Inc. Class A †	10,500	83,370
Diodes, Inc. †	3,800	117,990
Emulex Corp. †	19,700	389,863
Enterasys Networks, Inc. †	7	93
EPIQ Systems, Inc. †	2,900	53,766
Exar Corp. †	20,900	261,668
F5 Networks, Inc. †	2,300	131,537
FEI Co. †	6,900	132,273
Freescale Semiconductor, Inc. Class B †	14,352	361,240
Fujitsu, Ltd. (Japan)	23,000	175,019
Harris Corp.	5,300	227,953
Hewlett-Packard Co.	22,800	652,764
Hyperion Solutions Corp. †	11,550	413,721
IBM Corp.	15,950	1,311,090
Imation Corp.	4,400	202,708
Infineon Technologies AG (Germany) †	5,300	48,381
Infospace, Inc. †	8,600	222,052
Intel Corp. #	118,583	2,959,832
Intergraph Corp. †	18,400	916,504
Internet Security Systems, Inc. †	5,300	111,035
Intervideo, Inc. †	7,900	83,345
IXYS Corp. †	5,700	66,633
j2 Global Communications, Inc. † (S)	11,800	504,332
Jupitermedia Corp. †	3,800	56,164
Komag, Inc. † (S)	8,400	291,144
KONAMI Corp. (Japan)	3,000	65,969
Kulicke & Soffa Industries, Inc. †	16,300	144,092
Linear Technology Corp.	3,800	137,066
McAfee, Inc. †	22,000	596,860
Micrel, Inc. †	26,142	303,247
Microsoft Corp. #	109,981	2,876,003
MicroStrategy, Inc. †	2,800	231,672
Mitsubishi Electric Corp. (Japan)	27,000	191,043
Motorola, Inc.	27,210	614,674
MTS Systems Corp.	18,070	625,945
NCR Corp. †	5,400	183,276
NEC Corp. (Japan)	10,000	62,198
NEC Electronics Corp. (Japan)	2,400	78,705
NET One Systems Co., Ltd. (Japan)	73	176,299
Netgear, Inc. †	11,000	211,750
Nice Systems, Ltd. ADR (Israel) †	3,700	178,192
Nokia OYJ (Finland)	52,498	956,604
NTT Data Corp. (Japan)	115	572,028
Omnivision Technologies, Inc. † (S)	12,400	247,504
Omron Corp. (Japan)	9,000	207,440
ON Semiconductor Corp. †	21,700	120,001
Oracle Corp. †	53,125	648,656
Palm, Inc. †	1,400	44,520

COMMON STOCKS (65.2%)* continued

	Shares	Value
Technology continued
PAR Technology Corp. †	2,200	$61,072
Parametric Technology Corp. †	14,800	90,280
Park Electrochemical Corp.	2,700	70,146
Perlos OYJ (Finland)	20	211
Photronics, Inc. †	21,200	319,272
Plexus Corp. †	4,400	100,056
Portalplayer, Inc. †	2,600	73,632
Progress Software Corp. †	2,900	82,302
QLogic Corp. †	15,900	516,909
Qualcomm, Inc.	17,850	768,978
RadiSys Corp. †	8,600	149,124
Solectron Corp. †	108,900	398,574
SonicWall, Inc. †	31,200	247,104
SPSS, Inc. †	5,000	154,650
Standard Microsystems Corp. †	2,900	83,201
Support.com, Inc. †	13,500	56,970
Sykes Enterprises, Inc. †	21,100	282,107
Symantec Corp. †	11,450	200,375
Synopsys, Inc. †	4,500	90,270
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	60,424	207,329
Texas Instruments, Inc.	26,000	833,820
Toshiba Corp. (Japan)	77,000	459,351
Transaction Systems Architects, Inc. †	6,000	172,740
Trizetto Group †	27,300	463,827
Uniden (Japan)	4,000	77,790
United Online, Inc.	23,300	331,326
Veeco Instruments, Inc. †	10,300	178,499
VeriSign, Inc. †	5,500	120,560
WebEx Communications, Inc. †	4,828	104,430
Websense, Inc. †	7,900	518,556
Western Digital Corp. †	11,345	211,130
		34,225,650

Transportation (1.6%)
Alaska Air Group, Inc. †	6,600	235,752
AP Moller - Maersk A/S (Denmark)	67	690,929
Arriva PLC (United Kingdom)	36,604	365,989
British Airways PLC
(United Kingdom) †	27,078	155,241
Burlington Northern Santa Fe Corp.	9,200	651,544
Central Japan Railway Co. (Japan)	88	842,640
CNF Transportation, Inc.	7,300	407,997
Deutsche Lufthansa AG (Germany)	6,800	100,249
DSV, De Sammensluttede Vognmaend
A/S (Denmark)	800	98,442
ExpressJet Holdings, Inc. †	35,950	290,836
FedEx Corp.	2,900	299,831
General Maritime Corp. (S)	2,494	92,378
National Express Group PLC (United Kingdom)	11,132	164,425
Neptune Orient Lines, Ltd. (Singapore)	115,000	232,421

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (65.2%)* continued

	Shares	Value
Transportation continued
Norfolk Southern Corp.	13,200	$591,756
Orient Overseas International, Ltd. (Hong Kong)	36,000	122,116
Overseas Shipholding Group	2,600	131,014
Singapore Airlines, Ltd. (Singapore)	19,000	141,714
Southwest Airlines Co.	37,200	611,196
World Air Holdings, Inc. †	12,000	115,440
		6,341,910

Utilities & Power (1.9%)
American Electric Power Co., Inc.	8,400	311,556
E.On AG (Germany)	6,900	711,737
Edison International	13,355	582,412
Electric Power Development Co. (Japan)	3,900	133,845
Energen Corp.	20,400	740,928
Energias de Portugal (EDP) SA (Portugal)	42,341	129,836
Equitable Resources, Inc.	8,600	315,534
Exelon Corp.	3,100	164,734
MDU Resources Group, Inc.	6,600	216,084
National Fuel Gas Co.	10,900	339,971
National Grid PLC (United Kingdom)	14,612	142,588
Ormat Technologies, Inc.	2,900	75,806
Osaka Gas Co., Ltd. (Japan)	129,000	444,903
PG&E Corp.	28,600	1,061,632
RWE AG (Germany)	2,495	183,560
Sempra Energy	3,400	152,456
South Jersey Industries, Inc.	5,700	166,098
Suez SA (France)	13,282	411,984
TXU Corp.	17,600	883,344
Vector, Ltd. (New Zealand) †	52,272	93,237
Veolia Environnement (France)	7,311	329,728
Westar Energy, Inc.	5,900	126,850
		7,718,823

Total common stocks (cost $223,937,203)		$259,031,098

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)*

	Principal amount	Value

Amresco Commercial Mortgage Funding I
144A Ser. 97-C1, Class H, 7s, 2029	$51,000	$51,536
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.008s, 2029	61,000	64,812
Ser. 96-D3, Class A1C, 7.4s, 2026	426,957	434,570
Banc of America Commercial
Mortgage, Inc. 144A Ser. 05-4,
Class XC, Interest Only (IO), 0.04s, 2045	3,862,637	28,608
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.331s, 2014	103,000	102,913
FRB Ser. 05-ESHA, Class K, 6.167s, 2020	100,000	99,998
FRB Ser. 05-BOCA, Class L, 6.069s, 2016	100,000	100,231
FRB Ser. 05-MIB1, Class J, 5.419s, 2009	102,000	101,839
FRB Ser. 05-ESHA, Class G, 5.247s, 2020	100,000	99,903
Ser. 03-BBA2, Class X1A, IO,
0.486s, 2015	1,500,029	4,362

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	$129,000	$129,589
Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 6.369s, 2009	95,000	92,257
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 4.679s, 2035	91,861	91,751
Ser. 05-3A, IO, 0.775s, 2035	570,768	46,939
Ser. 05-1A, IO, 0.775s, 2035	390,326	29,534
Ser. 04-3, IO, 0.775s, 2035	337,180	25,486
Ser. 04-2, IO, 0.72s, 2034	575,517	42,827
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	4,489,000	44,392
Ser. 05-PW10, Class X1, IO,
0.037s, 2040	6,034,000	27,811
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	27,000	29,267
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	222,000	231,607
Ser. 98-1, Class G, 6.56s, 2030	56,000	58,871
Ser. 98-1, Class H, 6.34s, 2030	85,000	73,140
Citigroup Commercial Mortgage Trust
144A Ser. 05-C3, Class XC, IO,
0.053s, 2043	5,440,258	57,590
Commercial Mortgage
Acceptance Corp.
Ser. 97-ML1, Class A3, 6.57s, 2030	186,000	188,734
Ser. 97-ML1, Class A2, 6.53s, 2030	45,278	45,448
Ser. 97-ML1, IO, 0.852s, 2017	2,697,281	42,566
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	98,000	101,142
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F,
4.87s, 2034	74,000	74,895
Ser. 05-LP5, Class XC, IO,
0.041s, 2043	2,912,074	30,955
Ser. 05-C6, Class XC, IO,
0.04s, 2044	5,686,240	38,894
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	133,000	129,788
CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	59,000	62,620
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L,
8.369s, 2014	55,000	54,869
FRB Ser. 04-TF2A, Class J,
5.319s, 2016	50,000	50,000
FRB Ser. 05-TF2A, Class J,
5.269s, 2020	95,000	95,000

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 04-TF2A, Class H,
5.069s, 2019	$50,000	$50,000
Ser. 01-CK1, Class AY, IO,
0.785s, 2035	3,159,000	102,036
Ser. 03-C3, Class AX, IO,
0.348s, 2038	1,590,101	67,549
Ser. 05-C2, Class AX, IO,
0.065s, 2037	3,848,664	58,427
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.899s, 2031	2,490,153	52,721
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	107,000	116,760
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	101,198
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	131,221
Fannie Mae
IFB Ser. 05-37, Class SU,
11.685s, 2035	185,668	209,248
IFB Ser. 04-10, Class QC,
11.085s, 2031	109,776	118,918
Ser. 04-T3, Class PT1, 9.834s, 2044	72,451	78,261
Ser. 02-T12, Class A4, 9 1/2s, 2042	15,469	16,510
Ser. 02-T4, Class A4, 9 1/2s, 2041	60,035	63,971
Ser. 02-T6, Class A3, 9 1/2s, 2041	31,323	33,312
Ser. 03-W6, Class PT1, 9.499s, 2042	47,027	50,401
IFB Ser. 05-57, Class CD,
8.705s, 2035	97,562	102,558
IFB Ser. 05-74, Class CP,
8.695s, 2035	96,248	101,897
IFB Ser. 05-76, Class SA,
8.695s, 2034	122,565	127,578
IFB Ser. 05-106, Class US,
8.511s, 2035	209,916	222,889
IFB Ser. 05-99, Class SA,
8.511s, 2035	101,390	105,634
IFB Ser. 05-104, Class SD,
8.511s, 2033	134,551	137,589
IFB Ser. 05-45, Class DA,
8.365s, 2035	226,130	236,781
IFB Ser. 05-74, Class DM,
8.328s, 2035	197,683	205,828
IFB Ser. 05-45, Class DC,
8.255s, 2035	94,221	98,244
IFB Ser. 05-74, Class SK,
8.088s, 2035	160,733	167,870
Ser. 00-42, Class B2, 8s, 2030	5,086	5,486
Ser. 00-17, Class PA, 8s, 2030	23,950	25,811
Ser. 00-18, Class PA, 8s, 2030	22,128	23,841
Ser. 00-19, Class PA, 8s, 2030	22,845	24,611
Ser. 00-20, Class PA, 8s, 2030	12,984	14,004
Ser. 00-21, Class PA, 8s, 2030	38,584	41,597
Ser. 00-22, Class PA, 8s, 2030	28,800	31,026
Ser. 97-37, Class PB, 8s, 2027	67,413	72,846
Ser. 97-13, Class TA, 8s, 2027	9,673	10,457
Ser. 97-21, Class PA, 8s, 2027	39,237	42,364

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Fannie Mae
Ser. 97-22, Class PA, 8s, 2027	$75,626	$81,698
Ser. 97-16, Class PE, 8s, 2027	25,697	27,755
Ser. 97-25, Class PB, 8s, 2027	25,493	27,525
Ser. 95-12, Class PD, 8s, 2025	15,344	16,555
Ser. 95-5, Class A, 8s, 2025	18,711	20,226
Ser. 95-5, Class TA, 8s, 2025	4,819	5,222
Ser. 95-6, Class A, 8s, 2025	12,034	13,008
Ser. 95-7, Class A, 8s, 2025	16,348	17,680
Ser. 94-106, Class PA, 8s, 2024	24,300	26,285
Ser. 94-95, Class A, 8s, 2024	37,476	40,561
IFB Ser. 05-74, Class CS, 7.978s, 2035	98,172	102,099
IFB Ser. 04-79, Class SA, 7.786s, 2032	215,971	216,468
IFB Ser. 05-57, Class DC, 7.544s, 2034	135,315	140,295
Ser. 02-26, Class A2, 7 1/2s, 2048	105,275	110,553
Ser. 05-W3, Class 1A, 7 1/2s, 2045	398,185	420,773
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	175,101	184,549
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	43,248	45,587
Ser. 04-W14, Class 2A, 7 1/2s, 2044	20,057	21,130
Ser. 04-W8, Class 3A, 7 1/2s, 2044	193,589	204,193
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	59,375	62,597
Ser. 04-W2, Class 5A, 7 1/2s, 2044	269,256	283,979
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	5,201	5,481
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	60,047	63,277
Ser. 03-W4, Class 4A, 7 1/2s, 2042	18,821	19,738
Ser. 02-T18, Class A4, 7 1/2s, 2042	76,963	80,930
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	79,110	83,176
Ser. 02-T16, Class A3, 7 1/2s, 2042	287,201	301,887
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	161,823	170,204
Ser. 02-W6, Class 2A, 7 1/2s, 2042	132,066	138,604
Ser. 02-T12, Class A3, 7 1/2s, 2042	37,544	39,396
Ser. 02-W4, Class A5, 7 1/2s, 2042	204,095	214,305
Ser. 02-W1, Class 2A, 7 1/2s, 2042	227,949	238,281
Ser. 02-14, Class A2, 7 1/2s, 2042	205,626	215,795
Ser. 02-T4, Class A3, 7 1/2s, 2041	151,735	158,988
Ser. 02-T6, Class A2, 7 1/2s, 2041	397,692	416,165
Ser. 01-T12, Class A2, 7 1/2s, 2041	49,699	52,079
Ser. 01-T8, Class A1, 7 1/2s, 2041	446,785	467,292
Ser. 01-T7, Class A1, 7 1/2s, 2041	89,659	93,701
Ser. 01-T3, Class A1, 7 1/2s, 2040	11,076	11,581
Ser. 01-T1, Class A1, 7 1/2s, 2040	22,384	23,457
Ser. 99-T2, Class A1, 7 1/2s, 2039	6,721	7,071
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	66,753	70,044
Ser. 02-T1, Class A3, 7 1/2s, 2031	65,366	68,542
Ser. 02-W7, Class A5, 7 1/2s, 2029	32,403	34,047
Ser. 01-T4, Class A1, 7 1/2s, 2028	17,251	18,211
Ser. 02-W3, Class A5, 7 1/2s, 2028	233,467	245,013
IFB Ser. 05-45, Class PC, 7.114s, 2034	102,743	105,219
Ser. 02-26, Class A1, 7s, 2048	81,562	84,561
Ser. 04-T3, Class 1A3, 7s, 2044	78,463	81,688
Ser. 03-W3, Class 1A2, 7s, 2042	81,337	84,492

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T16, Class A2, 7s, 2042	$82,185	$85,347
Ser. 02-14, Class A1, 7s, 2042	31,687	32,832
Ser. 02-T4, Class A2, 7s, 2041	24,847	25,747
Ser. 01-W3, Class A, 7s, 2041	31,045	32,119
Ser. 05-W4, Class 1A3, 7s, 2035	53,000	55,300
Ser. 04-W1, Class 2A2, 7s, 2033	375,153	390,411
IFB Ser. 02-97, Class TW, IO,
6 1/2s, 2031	68,958	11,675
IFB Ser. 05-73, Class SA, 6.165s, 2035	94,140	92,110
IFB Ser. 05-93, Class AS, 5.928s, 2034	99,093	93,488
Ser. 03-31, Class IM, IO, 5 3/4s, 2032	260,244	34,482
Ser. 364, Class 10, IO, 5 1/2s, 2035	650,458	145,558
Ser. 350, Class 2, IO, 5 1/2s, 2034	708,425	157,786
Ser. 329, Class 2, IO, 5 1/2s, 2033	952,795	212,035
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	141,015	14,366
Ser. 03-24, Class UI, IO, 5s, 2031	132,535	20,266
IFB Ser. 02-89, Class S, IO,
3.821s, 2033	202,107	18,756
IFB Ser. 02-36, Class QH, IO,
3.671s, 2029	8,727	178
IFB Ser. 97-44, Class SN, IO,
3.55s, 2023	71,434	6,865
IFB Ser. 03-66, Class SA, IO,
3.271s, 2033	214,700	16,167
IFB Ser. 03-48, Class S, IO,
3.171s, 2033	96,340	7,312
IFB Ser. 02-92, Class SB, IO,
2.971s, 2030	72,930	4,974
IFB Ser. 05-113, Class DI, IO,
2.87s, 2036	730,000	48,326
IFB Ser. 05-52, Class DC, IO,
2.821s, 2035	151,254	11,982
IFB Ser. 04-24, Class CS, IO,
2.771s, 2034	262,732	22,784
IFB Ser. 03-122, Class SA, IO,
2.721s, 2028	376,664	21,960
IFB Ser. 03-122, Class SJ, IO,
2.721s, 2028	399,354	23,642
IFB Ser. 04-64, Class SW, IO,
2.671s, 2034	607,939	36,659
IFB Ser. 04-65, Class ST, IO,
2.671s, 2034	306,142	18,460
IFB Ser. 04-51, Class S0, IO,
2.671s, 2034	54,498	3,101
IFB Ser. 04-60, Class SW, IO,
2.671s, 2034	491,037	38,988
IFB Ser. 05-65, Class KI, IO,
2.621s, 2035	1,528,784	94,937
IFB Ser. 05-42, Class PQ, IO,
2.421s, 2035	96,931	6,810
IFB Ser. 05-42, Class SA, IO,
2.421s, 2035	418,627	25,889
IFB Ser. 05-73, Class SI, IO,
2.371s, 2035	100,730	6,296

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-29, Class SD, IO,
2.371s, 2035	$257,246	$15,746
IFB Ser. 05-17, Class ES, IO,
2.371s, 2035	200,672	15,780
IFB Ser. 05-17, Class SY, IO,
2.371s, 2035	94,797	7,322
IFB Ser. 05-62, Class FS, IO,
2.371s, 2034	249,102	15,829
IFB Ser. 05-82, Class SW, IO,
2.351s, 2035	407,753	21,280
IFB Ser. 05-82, Class SY, IO,
2.351s, 2035	518,959	27,083
IFB Ser. 05-45, Class EW, IO,
2.341s, 2035	1,094,230	59,745
IFB Ser. 05-45, Class SR, IO,
2.341s, 2035	701,847	37,900
IFB Ser. 05-105, Class S, IO,
2.321s, 2035	152,343	8,498
IFB Ser. 05-95, Class CI, IO,
2.321s, 2035	218,968	14,693
IFB Ser. 05-84, Class SG, IO,
2.321s, 2035	392,260	27,668
IFB Ser. 05-87, Class SG, IO,
2.321s, 2035	505,636	27,573
IFB Ser. 05-89, Class S, IO,
2.321s, 2035	739,654	38,370
IFB Ser. 05-69, Class AS, IO,
2.321s, 2035	107,106	6,092
IFB Ser. 05-54, Class SA, IO,
2.321s, 2035	494,680	25,377
IFB Ser. 05-23, Class SG, IO,
2.321s, 2035	316,516	22,601
IFB Ser. 05-29, Class SX, IO,
2.321s, 2035	385,182	25,127
IFB Ser. 05-57, Class CI, IO,
2.321s, 2035	280,793	18,167
IFB Ser. 05-104, Class NI, IO,
2.321s, 2035	365,973	29,340
IFB Ser. 05-17, Class SA, IO,
2.321s, 2035	290,071	20,537
IFB Ser. 05-17, Class SE, IO,
2.321s, 2035	311,880	21,572
IFB Ser. 05-57, Class DI, IO,
2.321s, 2035	660,126	42,446
IFB Ser. 04-92, Class S, IO,
2.321s, 2034	315,518	19,467
IFB Ser. 05-92, Class SC, IO,
2.301s, 2035	522,101	33,676
IFB Ser. 05-73, Class SD, IO,
2.301s, 2035	250,631	16,526
IFB Ser. 05-83, Class SL, IO,
2.291s, 2035	1,054,481	58,946
Ser. 03-W12, Class 2, IO,
2.228s, 2043	800,229	39,913

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 04-38, Class SI, IO,
2.191s, 2033	$485,282	$24,264
IFB Ser. 04-72, Class SB, IO,
2.121s, 2034	228,402	10,210
IFB Ser. 03-112, Class SA, IO,
2.121s, 2028	204,699	7,785
Ser. 03-W10, Class 1, IO, 1.967s, 2043	1,689,805	77,243
Ser. 03-W10, Class 3, IO, 1.936s, 2043	476,741	23,095
IFB Ser. 05-67, Class BS, IO,
1.771s, 2035	271,974	12,749
IFB Ser. 05-74, Class SE, IO,
1.721s, 2035	1,524,178	55,633
IFB Ser. 05-82, Class SI, IO,
1.721s, 2035	879,553	32,159
IFB Ser. 05-87, Class SE, IO,
1.671s, 2035	2,024,383	76,863
Ser. 03-W8, Class 12, IO, 1.64s, 2042	1,632,861	62,693
IFB Ser. 05-58, Class IK, IO,
1.621s, 2035	203,168	9,206
IFB Ser. 04-54, Class SW, IO,
1.621s, 2033	123,168	3,992
Ser. 03-W17, Class 12, IO,
1.155s, 2033	571,186	17,045
Ser. 03-T2, Class 2, IO, 0.88s, 2042	2,311,996	42,921
Ser. 03-W6, Class 51, IO, 0.683s, 2042	551,855	6,070
Ser. 01-T12, Class IO, 0.57s, 2041	526,205	6,300
Ser. 03-W2, Class 1, IO, 0.469s, 2042	4,210,343	40,689
Ser. 01-50, Class B1, IO, 0.461s, 2041	869,594	6,641
Ser. 02-T4, IO, 0.455s, 2041	2,804,744	25,530
Ser. 02-T1, Class IO, IO, 0.425s, 2031	522,756	4,799
Ser. 03-W6, Class 3, IO, 0.365s, 2042	769,006	3,614
Ser. 03-W6, Class 23, IO, 0.35s, 2042	820,891	3,694
Ser. 01-79, Class BI, IO, 0.336s, 2045	2,032,748	14,393
Ser. 03-W8, Class 11, IO, 0.03s, 2042	591,639	83
Ser. 05-113, Class DO, Principal
Only (PO), zero %, 2036	112,000	91,022
Ser. 361, Class 1, PO, zero %, 2035	419,500	332,782
Ser. 353, Class 1, PO, zero %, 2034	1,020,935	750,846
Ser. 342, Class 1, PO, zero %, 2033	104,506	82,625
FRB Ser. 05-65, Class ER, zero %, 2035	160,123	165,327
FRB Ser. 05-57, Class UL, zero %, 2035	169,537	173,776
FRB Ser. 05-65, Class CU, zero %, 2034	83,082	106,287
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	16,425	17,525
Ser. T-60, Class 1A3, 7 1/2s, 2044	310,854	327,503
Ser. T-59, Class 1A3, 7 1/2s, 2043	159,869	168,762
Ser. T-58, Class 4A, 7 1/2s, 2043	54,771	57,498
Ser. T-57, Class 1A3, 7 1/2s, 2043	216,097	227,731
Ser. T-51, Class 2A, 7 1/2s, 2042	115,644	121,097
Ser. T-42, Class A5, 7 1/2s, 2042	38,436	40,323
Ser. T-41, Class 3A, 7 1/2s, 2032	187,630	196,477
Ser. T-60, Class 1A2, 7s, 2044	286,014	297,500

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-56, Class A, IO, 0.667s, 2043	$643,298	$7,396
Ser. T-56, Class 1, IO, 0.281s, 2043	835,510	7,014
Ser. T-56, Class 3, IO, 0.142s, 2043	688,768	8,800
Ser. T-56, Class 2, IO, 0.041s, 2043	785,666	2,944
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	195,430	214,546
First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.697s, 2033	1,561,193	109,074
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	148,721
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	165,000	181,319
Freddie Mac
IFB Ser. 2963, Class SV, 11.122s, 2034	100,000	113,469
IFB Ser. 2763, Class SC, 11.122s, 2032	224,759	244,307
IFB Ser. 3081, Class DC, 9.506s, 2035	100,000	104,050
IFB Ser. 2990, Class SL, 8.472s, 2034	125,437	130,241
IFB Ser. 2976, Class LC, 8.399s, 2035	98,003	101,267
IFB Ser. 2976, Class KL, 8.362s, 2035	140,140	144,890
IFB Ser. 2990, Class DP, 8.252s, 2034	123,948	126,365
IFB Ser. 2996, Class SA, 7.784s, 2035	97,224	95,036
IFB Ser. 3072, Class SB, 7.629s, 2035	99,774	97,841
Ser. 2229, Class PD, 7 1/2s, 2030	27,034	28,715
Ser. 2224, Class PD, 7 1/2s, 2030	26,854	28,524
Ser. 2217, Class PD, 7 1/2s, 2030	28,021	29,764
Ser. 2187, Class PH, 7 1/2s, 2029	62,878	66,788
Ser. 1989, Class C, 7 1/2s, 2027	9,397	9,982
Ser. 1990, Class D, 7 1/2s, 2027	25,761	27,363
Ser. 1969, Class PF, 7 1/2s, 2027	22,639	24,047
Ser. 1975, Class E, 7 1/2s, 2027	5,908	6,275
Ser. 1943, Class M, 7 1/2s, 2027	14,008	14,879
Ser. 1932, Class E, 7 1/2s, 2027	19,521	20,735
Ser. 1938, Class E, 7 1/2s, 2027	7,878	8,368
Ser. 1941, Class E, 7 1/2s, 2027	6,494	6,898
Ser. 1924, Class H, 7 1/2s, 2027	21,190	22,508
Ser. 1928, Class D, 7 1/2s, 2027	8,340	8,859
Ser. 1915, Class C, 7 1/2s, 2026	19,103	20,291
Ser. 1923, Class D, 7 1/2s, 2026	22,740	24,154
Ser. 1904, Class D, 7 1/2s, 2026	24,580	26,108
Ser. 1905, Class H, 7 1/2s, 2026	21,752	23,105
Ser. 1890, Class H, 7 1/2s, 2026	20,474	21,748
Ser. 1895, Class C, 7 1/2s, 2026	10,262	10,900
Ser. 2256, Class UA, 7s, 2030	7,698	8,085
Ser. 2208, Class PG, 7s, 2030	69,800	73,311
Ser. 2211, Class PG, 7s, 2030	38,741	40,690
Ser. 2198, Class PH, 7s, 2029	59,939	62,955
Ser. 2054, Class H, 7s, 2028	150,377	157,943
Ser. 2031, Class PG, 7s, 2028	16,091	16,901

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Freddie Mac
Ser. 2020, Class E, 7s, 2028	$81,406	$85,501
Ser. 1998, Class PL, 7s, 2027	36,139	37,957
Ser. 1999, Class PG, 7s, 2027	57,476	60,368
Ser. 2004, Class BA, 7s, 2027	35,149	36,918
Ser. 2005, Class C, 7s, 2027	26,674	28,016
Ser. 2005, Class CE, 7s, 2027	29,701	31,196
Ser. 2006, Class H, 7s, 2027	84,846	89,115
Ser. 2006, Class T, 7s, 2027	54,252	56,981
Ser. 1987, Class AP, 7s, 2027	17,531	18,413
Ser. 1987, Class PT, 7s, 2027	29,163	30,631
Ser. 1978, Class PG, 7s, 2027	50,740	53,293
Ser. 1973, Class PJ, 7s, 2027	60,543	63,589
Ser. 1725, Class D, 7s, 2024	11,864	12,461
Ser. 2008, Class G, 7s, 2023	4,411	4,633
Ser. 1750, Class C, 7s, 2023	26,241	27,561
Ser. 1530, Class I, 7s, 2023	27,699	29,093
IFB Ser. 3065, Class DC, 6.752s, 2035	122,796	118,781
IFB Ser. 3050, Class SA, 5.952s, 2034	99,425	93,400
IFB Ser. 2990, Class LB, 5.778s, 2034	148,956	141,315
IFB Ser. 2990, Class WP, 5.755s, 2035	98,160	95,628
Ser. 2581, Class IH, IO, 5 1/2s, 2031	100,000	26,990
IFB Ser. 2927, Class SI, IO,
4.131s, 2035	242,582	29,813
IFB Ser. 2538, Class SH, IO,
3.181s, 2032	37,911	2,673
IFB Ser. 2828, Class GI, IO,
3.131s, 2034	251,116	26,650
IFB Ser. 2802, Class SM, IO,
2.981s, 2032	83,878	5,804
IFB Ser. 2869, Class SH, IO,
2.931s, 2034	140,913	9,695
IFB Ser. 2869, Class JS, IO,
2.881s, 2034	637,087	45,424
IFB Ser. 2882, Class SL, IO,
2.831s, 2034	132,773	10,800
IFB Ser. 2682, Class TQ, IO,
2.681s, 2033	115,218	6,844
IFB Ser. 2815, Class PT, IO,
2.681s, 2032	256,378	19,331
IFB Ser. 2828, Class TI, IO,
2.681s, 2030	122,593	8,926
IFB Ser. 3033, Class SF, IO,
2.431s, 2035	183,792	9,994
IFB Ser. 3028, Class ES, IO,
2.381s, 2035	577,314	47,340
IFB Ser. 2922, Class SE, IO,
2.381s, 2035	384,641	20,194
IFB Ser. 3045, Class DI, IO,
2.361s, 2035	1,876,040	95,115
IFB Ser. 2981, Class AS, IO,
2.351s, 2035	343,118	17,156

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2981, Class BS, IO,
2.351s, 2035	$183,869	$9,359
IFB Ser. 3054, Class CS, IO,
2.331s, 2035	136,768	8,083
IFB Ser. 3066, Class SI, IO,
2.331s, 2035	390,692	31,646
IFB Ser. 2924, Class SA, IO,
2.331s, 2035	550,450	27,357
IFB Ser. 2927, Class ES, IO,
2.331s, 2035	196,478	11,573
IFB Ser. 2950, Class SM, IO,
2.331s, 2016	269,387	17,636
IFB Ser. 3031, Class BI, IO,
2.321s, 2035	116,684	8,378
IFB Ser. 3067, Class SI, IO,
2.281s, 2035	450,035	36,588
IFB Ser. 2986, Class WS, IO,
2.281s, 2035	155,514	5,639
IFB Ser. 2962, Class BS, IO,
2.281s, 2035	778,376	44,990
IFB Ser. 2990, Class LI, IO,
2.261s, 2034	225,828	14,859
IFB Ser. 3065, Class DI, IO,
2.251s, 2035	99,868	7,450
IFB Ser. 2988, Class AS, IO,
1.831s, 2035	81,709	3,277
IFB Ser. 3016, Class SP, IO,
1.741s, 2035	118,695	5,021
IFB Ser. 2937, Class SY, IO,
1.731s, 2035	125,482	4,511
IFB Ser. 2957, Class SW, IO,
1.631s, 2035	699,972	26,686
IFB Ser. 2815, Class S, IO, 1.631s, 2032	289,010	10,029
Ser. 3045, Class DO, PO, zero %, 2035	143,417	113,242
Ser. 231, PO, zero %, 2035	3,823,340	2,886,242
Ser. 228, PO, zero %, 2035	1,514,652	1,193,620
Ser. 227, PO, zero %, 2034	1,402,654	1,026,529
FRB Ser. 3003, Class XF, zero %, 2035	112,358	115,780
FRB Ser. 2958, Class FL, zero %, 2035	74,511	70,949
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.05s, 2043	4,655,766	39,846
Ser. 05-C3, Class XC, IO, 0.039s, 2045	10,707,000	57,282
General Growth Properties-Mall
Properties Trust 144A FRB
Ser. 01-C1A, Class D3, 6.619s, 2014	34,031	34,063
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.787s, 2036	44,000	46,545
Ser. 04-C2, Class A4, 5.301s, 2038	64,000	64,403
Ser. 03-C2, Class A2, 5.28s, 2040	277,000	282,346
Ser. 97-C1, Class X, IO, 1.535s, 2029	516,140	18,426
Ser. 05-C1, Class X1, IO, 0.096s, 2043	4,829,000	88,467

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	$77,845	$75,739
Government National
Mortgage Association
IFB Ser. 05-7, Class JM, 7.106s, 2034	162,017	164,172
IFB Ser. 05-66, Class SP, 6.267s, 2035	99,000	93,615
Ser. 05-13, Class PI, IO, 5 1/2s, 2033	190,386	30,909
Government National
Mortgage Association
IFB Ser. 04-86, Class SW, IO,
2.38s, 2034	329,802	18,820
IFB Ser. 05-65, Class SI, IO,
1.98s, 2035	314,833	14,608
IFB Ser. 05-68, Class SI, IO,
1.93s, 2035	1,005,280	52,777
IFB Ser. 05-51, Class SJ, IO,
1.83s, 2035	302,536	15,308
IFB Ser. 05-68, Class S, IO,
1.83s, 2035	600,412	28,580
IFB Ser. 05-28, Class SA, IO,
1.83s, 2035	793,972	29,764
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.038s, 2037	8,560,000	37,664
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L,
7.619s, 2015	26,000	26,033
Ser. 98-C1, Class F, 6s, 2030	59,000	59,407
Ser. 05-GG4, Class XC, IO,
0.106s, 2039	4,965,265	97,319
Ser. 04-C1, Class X1, IO,
0.088s, 2028	3,200,380	27,628
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 02-CIB5,
Class X1, IO, 0.387s, 2037	845,004	37,365
JPMorgan Commercial Mortgage
Finance Corp. Ser. 97-C5, Class F,
7.561s, 2029	42,000	46,393
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO,
0.053s, 2037	3,484,417	37,975
Ser. 05-LDP2, Class X1, IO,
0.046s, 2042	7,194,662	113,260
Ser. 05-LDP4, Class X1, IO,
0.042s, 2042	5,167,636	48,245
Ser. 05-LDP3, Class X1, IO,
0.036s, 2042	6,354,414	48,155
Ser. 05-LDP1, Class X1, IO,
0.035s, 2046	1,786,527	16,818
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	16,200,000	77,203
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	35,110	36,009
Ser. 99-C1, Class G, 6.41s, 2031	37,135	35,219
Ser. 98-C4, Class H, 5.6s, 2035	50,000	47,002

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage
Trust 144A
Ser. 05-C3, Class XCL, IO, 0.149s, 2040	$2,704,153	$58,797
Ser. 05-C2, Class XCL, IO, 0.1s, 2040	2,666,132	29,432
Ser. 05-C5, Class XCL, IO, 0.084s, 2020	3,246,767	47,608
Ser. 05-C7, Class XCL, IO, 0.074s, 2040	3,911,000	37,546
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L,
8.118s, 2014	83,000	82,956
FRB Ser. 04-LLFA, Class H,
5.319s, 2017	52,000	52,198
FRB Ser. 05-LLFA, 5.169s, 2018	20,000	20,000
Merrill Lynch Mortgage
Investors, Inc. Ser. 98-C3,
Class E, 6.93s, 2030	31,000	33,768
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO,
0.047s, 2043	3,303,744	44,136
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.108s, 2044	1,767,000	18,147
Mezz Cap Commercial Mortgage
Trust 144A
Ser. 04-C2, Class X, IO, 5.999s, 2040	121,884	44,031
Ser. 05-C3, Class X, IO, 5.538s, 2044	134,000	46,270
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.635s, 2043	1,000,000	74,297
Ser. 05-HQ6, Class X1, IO,
0.047s, 2042	4,164,614	42,458
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	28,000	29,009
Ser. 04-RR, Class F5, 6s, 2039	100,000	86,390
Ser. 04-RR, Class F6, 6s, 2039	100,000	83,130
Ser. 05-HQ5, Class X1, IO,
0.039s, 2042	3,435,770	28,586
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.102s, 2030	49,000	51,119
Nomura Asset Securities Corp.
Ser. 96-MD5, Class A1C, 7.12s, 2039	265,000	266,113
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	187,000	195,434
Ser. 00-C2, Class J, 6.22s, 2033	49,000	49,466
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 7.9s,
2034 (Ireland)	151,000	151,283
Ser. 04-1A, Class E, 5.65s,
2034 (Ireland)	101,000	101,189
Salomon Brothers Mortgage
Securities VII 144A Ser. 03-CDCA,
Class X3CD, IO, 1.43s, 2015	172,028	1,892
Wachovia Bank Commercial Mortgage
Trust Ser. 05-C17, Class A4,
5.083s, 2042	327,000	325,345

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)* continued

		Principal amount	Value

Wachovia Bank Commercial Mortgage
Trust 144A
Ser. 03-C3, Class IOI, IO, 0.273s, 2035		$838,321	$27,086
Ser. 05-C18, Class XC, IO,0.055s, 2042		3,851,332	40,015
Washington Mutual Asset Securities
Corp. 144A Ser. 05-C1A,
Class G, 5.72s, 2036		10,000	9,791

Total collateralized mortgage obligations
(cost $32,471,361)			$31,764,861

CORPORATE BONDS AND NOTES (6.2%)*

		Principal amount	Value

Basic Materials (0.5%)
Abitibi-Consolidated, Inc.
bonds 8.55s, 2010 (Canada)		$35,000	$35,438
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		90,000	100,125
Chaparral Steel Co. company
guaranty 10s, 2013		40,000	43,100
Chevron Phillips Chemical Co., LLC
notes 5 3/8s, 2007		165,000	165,702
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	15,000	18,903
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		$50,000	45,250
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty
4.027s, 2009		55,000	52,810
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		97,000	105,245
Georgia-Pacific Corp. debs.
9 1/2s, 2011		25,000	26,344
Georgia-Pacific Corp. notes 8 1/8s, 2011		30,000	30,038
Huntsman International, LLC company
guaranty 10 1/8s, 2009		35,000	35,875
Huntsman, LLC company
guaranty 11 5/8s, 2010		46,000	52,383
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013		60,000	59,722
Innophos, Inc. 144A
sr. sub. notes 9 5/8s, 2014		55,000	55,413
Ispat Inland ULC sec. notes 9 3/4s, 2014		65,000	73,613
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014		20,000	20,053
Lyondell Chemical Co. notes Ser. A,
9 5/8s, 2007		70,000	73,063
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		90,000	90,000
Metals USA, Inc. 144A sec.
notes 11 1/8s, 2015		25,000	25,625
Nalco Co. sr. sub. notes 8 7/8s, 2013		60,000	62,850
Newmont Mining Corp. notes 5 7/8s, 2035		30,000	29,605
CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Basic Materials continued
NewPage Corp. sec. notes 10s, 2012	$35,000	$34,388
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)	50,000	47,750
Novelis, Inc. 144A
sr. notes 7 1/2s, 2015	70,000	65,275
Potash Corp. of Saskatchewan
notes 7 3/4s, 2011 (Canada)	25,000	27,872
PQ Corp. 144A company
guaranty 7 1/2s, 2013	15,000	13,950
Rockwood Specialties Group, Inc.
sub. notes 7 1/2s, 2014	55,000	54,794
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009	65,000	68,575
Stone Container Corp.
sr. notes 9 3/4s, 2011	110,000	111,100
Teck Cominco Ltd. notes 6 1/8s,
2035 (Canada)	30,000	29,669
Teck Cominco Ltd. notes 5 3/8s,
2015 (Canada)	5,000	4,936
Tembec Industries, Inc. company
guaranty 8 1/2s, 2011 (Canada)	8,000	4,440
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012	55,000	58,094
United States Steel Corp.
sr. notes 9 3/4s, 2010	25,000	27,188
Weyerhaeuser Co. debs. 7.95s, 2025	50,000	57,279
Weyerhaeuser Co. debs. 7 3/8s, 2032	35,000	38,910
Weyerhaeuser Co. notes 6 3/4s, 2012	15,000	15,921
		1,861,298

Capital Goods (0.3%)
AEP Industries, Inc.
sr. unsub. 7 7/8s, 2013	5,000	4,889
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008	115,000	120,894
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011	5,000	5,350
Argo-Tech Corp. company
guaranty 9 1/4s, 2011	35,000	35,875
Blount, Inc. sr. sub. notes 8 7/8s, 2012	35,000	36,925
Boeing Co. (The) debs. 6 7/8s, 2043	35,000	42,176
Bunge Ltd. Finance Corp.
notes 5.35s, 2014	45,000	44,509
Case New Holland, Inc. company
guaranty 9 1/4s, 2011	50,000	53,500
Crown Americas, LLC/Crown Americas
Capital Corp. 144A
sr. notes 7 5/8s, 2013	70,000	72,625
Earle M. Jorgensen Co. sec.
notes 9 3/4s, 2012	35,000	37,363
Greenbrier Companies, Inc. 144A
sr. notes 8 3/8s, 2015	20,000	20,400
Invensys, PLC notes 9 7/8s, 2011
(United Kingdom)	30,000	29,700

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

		Principal amount	Value
Capital Goods continued
Jacuzzi Brands, Inc. sec.
notes 9 5/8s, 2010		$20,000	$21,250
L-3 Communications Corp. company
guaranty 7 5/8s, 2012		116,000	122,090
L-3 Communications Corp. 144A
sr. sub. notes 6 3/8s, 2015		75,000	74,813
Legrand SA debs. 8 1/2s, 2025 (France)		35,000	42,088
Lockheed Martin Corp. bonds
8 1/2s, 2029		60,000	81,778
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		38,000	42,275
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		15,000	12,825
Owens-Brockway Glass sr. sec.
notes 8 3/4s, 2012		100,000	107,500
Plastipak Holdings Inc. 144A
sr. notes 8 1/2s, 2015		20,000	20,200
Polypore, Inc. notes 8 3/4s, 2012	EUR	30,000	31,136
Raytheon Co. debs. 7s, 2028		$30,000	34,857
Raytheon Co. debs. 6 3/4s, 2018		35,000	39,110
Sealed Air Corp. 144A notes
5 5/8s, 2013		45,000	44,670
Siebe PLC 144A sr. unsub. 6 1/2s,
2010 (United Kingdom)		5,000	4,306
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		40,000	35,000
TD Funding Corp. company
guaranty 8 3/8s, 2011		40,000	42,100
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		10,000	10,900
Terex Corp. company
guaranty 7 3/8s, 2014		68,000	67,320
			1,338,424

Communication Services (0.6%)
Alamosa Delaware, Inc. company
guaranty 12s, 2009		47,000	51,406
Alamosa Delaware, Inc. company
guaranty 11s, 2010		22,000	24,805
American Cellular Corp.
sr. notes Ser. B, 10s, 2011		70,000	75,950
American Towers, Inc. company
guaranty 7 1/4s, 2011		55,000	57,200
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		95,000	97,997
AT&T Corp. sr. notes 9 3/4s, 2031		150,000	188,419
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		110,000	145,730
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		30,000	32,625
Centennial Cellular
Operating Co., LLC
sr. sub. notes 10 3/4s, 2008		22,000	22,440
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013		95,000	98,800

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Communication Services continued
Citizens Communications Co.
notes 9 1/4s, 2011	$105,000	$115,763
Citizens Communications Co.
sr. notes 6 1/4s, 2013	35,000	33,863
Deutsche Telekom International
Finance BV company guaranty 8 1/4s,
2030 (Germany)	65,000	82,671
Dobson Communications Corp.
sr. notes 8 7/8s, 2013	75,000	74,813
France Telecom notes 7 3/4s, 2011 (France)	75,000	83,770
Horizon PCS, Inc. company
guaranty 11 3/8s, 2012	5,000	5,738
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	49,000	50,531
iPCS, Inc. sr. notes 11 1/2s, 2012	45,000	51,638
Qwest Corp. notes 8 7/8s, 2012	150,000	169,125
Qwest Corp. 144A sr. notes 7 5/8s, 2015	35,000	37,450
Rogers Wireless
Communications, Inc. sec.
notes 9 5/8s, 2011 (Canada)	70,000	80,500
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	70,000	70,700
SBA Communications Corp.
sr. notes 8 1/2s, 2012	13,000	14,430
SBA Telecommunications, Inc./SBA
Communications Corp. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 12/15/07), 2011 ††	33,000	30,608
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	35,000	38,596
Sprint Capital Corp. company
guaranty 6.9s, 2019	60,000	66,083
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	145,000	158,440
Sprint Capital Corp. notes 8 3/8s, 2012	10,000	11,590
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	20,000	20,150
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	55,000	52,480
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	50,000	48,750
Telecom Italia Capital SA company
guaranty 6 3/8s, 2033 (Luxembourg)	20,000	20,231
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	55,000	53,970
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	25,000	31,076
U S West, Inc. debs. 7 1/4s, 2025	25,000	24,875
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	50,000	51,289
Verizon New Jersey, Inc. debs. 8s, 2022	45,000	51,271
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	90,000	106,688
Verizon Virginia Inc. debs. Ser. A,4 5/8s, 2013	35,000	32,425
		2,464,886

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Conglomerates (--%)
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)	$40,000	$42,056

Consumer Cyclicals (1.3%)
Affinion Group, Inc. 144A company
guaranty 10 1/8s, 2013	40,000	39,000
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009	20,000	21,200
ArvinMeritor, Inc. notes 8 3/4s, 2012	45,000	43,088
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	30,000	28,950
Autonation, Inc. company
guaranty 9s, 2008	62,000	66,573
Beazer Homes USA, Inc. company
guaranty 8 5/8s, 2011	37,000	38,943
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	75,000	78,563
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	81,690	83,426
Cendant Corp. notes 6 1/4s, 2010	80,000	82,787
Coinmach Corp. sr. notes 9s, 2010	57,000	59,708
Corrections Corporation of America
sr. notes 7 1/2s, 2011	35,000	36,225
D.R. Horton, Inc. company
guaranty 8s, 2009	10,000	10,657
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	165,000	158,780
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010	160,000	174,982
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	55,000	58,165
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	5,000	5,207
Dana Corp. notes 9s, 2011	40,000	32,200
Dex Media, Inc. notes 8s, 2013	110,000	112,200
Dura Operating Corp. company
guaranty Ser. B, 8 5/8s, 2012	8,000	6,600
Ford Motor Co. notes 7.45s, 2031	75,000	51,000
Ford Motor Credit Corp.
bonds 7 3/8s, 2011	80,000	70,121
Ford Motor Credit Corp. FRN
7.26s, 2007	45,000	43,026
Ford Motor Credit Corp.
notes 7 7/8s, 2010	190,000	170,979
Ford Motor Credit Corp.
notes 7 3/4s, 2007	105,000	101,367
Ford Motor Credit Corp.
notes 7 3/8s, 2009	120,000	106,426
General Motors Acceptance Corp.
bonds 8s, 2031	155,000	148,472
General Motors Acceptance Corp. FRN
5.1s, 2007	85,000	79,673
General Motors Acceptance Corp. FRN
Ser. MTN, 5.243s, 2006	41,000	40,232
General Motors Acceptance Corp. FRN
Ser. MTN, 5.22s, 2007	85,000	80,287

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Consumer Cyclicals continued
General Motors Acceptance Corp. FRN
Ser. MTN, 5.05s, 2007	$55,000	$52,255
General Motors Acceptance Corp.
notes 6 7/8s, 2011	125,000	113,993
General Motors Acceptance Corp.
notes 5 1/8s, 2008	30,000	26,707
Goodman Global Holding Co., Inc.
144A sr. notes 7.491s, 2012	20,000	19,800
Goodman Global Holding Co., Inc.
144A sr. sub. notes 7 7/8s, 2012	30,000	27,900
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	68,000	66,300
Goodyear Tire & Rubber Co. (The)
144A sr. notes 9s, 2015	30,000	29,550
GSC Holdings Corp. 144A company
guaranty 8s, 2012	40,000	37,600
GTECH Holdings Corp. notes
4 3/4s, 2010	35,000	31,898
Harrah’s Operating Co., Inc.
company guaranty 5 3/4s, 2017	30,000	29,199
Hertz Corp. 144A sr. notes 8 7/8s, 2014	40,000	40,750
Hilton Hotels Corp. notes 8 1/4s, 2011	65,000	71,199
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	100,000	102,500
Houghton Mifflin Co.
sr. sub. notes 9 7/8s, 2013	85,000	90,844
JC Penney Co., Inc. debs. 7 1/8s, 2023	35,000	38,964
JC Penney Co., Inc. notes 9s, 2012	20,000	23,650
JC Penney Co., Inc. notes 8s, 2010	75,000	82,144
Jostens IH Corp. company
guaranty 7 5/8s, 2012	60,000	60,300
K. Hovnanian Enterprises, Inc.
sr. notes 6 1/2s, 2014	60,000	57,380
KB Home company guaranty
5 7/8s, 2015	20,000	18,862
KB Home sr. notes 5 3/4s, 2014	20,000	18,857
Lamar Media Corp. company
guaranty 7 1/4s, 2013	55,000	57,063
Levi Strauss & Co.
sr. notes 12 1/4s, 2012	65,000	72,475
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	15,000	15,600
May Department Stores Co. (The)
notes 5 3/4s, 2014	15,000	15,293
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)	60,000	65,400
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	60,000	54,600
MGM Mirage, Inc. sr. notes
6 3/4s, 2012	95,000	96,306
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	30,000	30,188
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012	40,000	31,200

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Neiman-Marcus Group, Inc. 144A
sr. notes 9s, 2015	$70,000	$71,575
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	35,000	21,875
Owens Corning notes 7 1/2s,
2005 (In default) † ****	45,000	34,538
Park Place Entertainment Corp.
sr. notes 7s, 2013	55,000	58,837
Park Place Entertainment Corp.
sr. sub. notes 9 3/8s, 2007	90,000	93,713
Penn National Gaming, Inc.
sr. sub. notes 8 7/8s, 2010	55,000	57,750
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	50,000	51,688
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	60,000	55,350
PRIMEDIA, Inc. sr. notes 8s, 2013	15,000	12,694
Samsonite Corp.
sr. sub. notes 8 7/8s, 2011	45,000	46,575
Scientific Games Corp. company
guaranty 6 1/4s, 2012	50,000	49,188
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	60,000	61,800
Standard Pacific Corp.
sr. notes 7s, 2015	80,000	73,800
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 7/8s, 2012	90,000	99,225
Station Casinos, Inc. sr. notes
6s, 2012	90,000	89,775
Technical Olympic USA, Inc. company
guaranty 10 3/8s, 2012	35,000	34,431
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	85,000	92,863
Texas Industries, Inc. 144A
sr. notes 7 1/4s, 2013	30,000	31,125
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	60,000	57,900
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	90,000	87,750
TRW Automotive Inc.
sr. notes 9 3/8s, 2013	36,000	38,970
TRW Automotive Inc.
sr. sub. notes 11s, 2013	5,000	5,613
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	55,000	57,888
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	75,000	73,875
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	85,000	82,663
		4,949,075

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Consumer Staples (0.9%)
Adelphia Communications Corp.
sr. notes 10 7/8s,
2010 (In default) †	$55,000	$30,800
Affinity Group, Inc.
sr. sub. notes 9s, 2012	55,000	54,931
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	80,000	72,400
CCH I Holdings LLC 144A company
guaranty 11 1/8s, 2014	42,000	24,465
CCH I LLC 144A secd. notes 11s, 2015	133,000	111,720
Church & Dwight Co., Inc. company
guaranty 6s, 2012	40,000	39,400
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	115,000	85,100
Clear Channel Communications, Inc.
sr. notes 5 3/4s, 2013	25,000	24,511
Comcast Cable Communications
sr. notes 7 1/8s, 2013	45,000	48,912
Comcast Corp. company
guaranty 5 1/2s, 2011	100,000	100,542
Comcast Corp. company
guaranty 4.95s, 2016	55,000	51,884
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	65,000	67,763
Cox Communications, Inc.
notes 7 3/4s, 2010	45,000	48,738
Cox Communications, Inc.
notes 6 3/4s, 2011	35,000	36,600
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	35,000	37,943
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	125,000	126,250
CVS Corp. 144A pass-through
certificates 6.117s, 2013	44,252	45,957
Dean Foods Co. sr. notes 8.15s,
2007	55,000	56,513
Del Monte Corp. company
guaranty 6 3/4s, 2015	70,000	68,250
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	10,000	10,625
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	145,000	158,060
Diageo PLC company guaranty 8s, 2022	40,000	50,524
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	85,000	83,088
Doane Pet Care Co. 144A
sr. sub. notes 10 5/8s, 2015	35,000	36,488
Dole Food Co. sr. notes 8 5/8s, 2009	42,000	43,050
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	135,000	129,938
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	55,000	55,550

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value

Consumer Staples continued
Granite Broadcasting Corp. sec.
notes 9 3/4s, 2010	$65,000	$59,800
Insight Midwest LP/Insight
Capital, Inc. sr. notes 10 1/2s, 2010	50,000	52,563
Intelsat Bermuda, Ltd. 144A
sr. notes 8 5/8s, 2015 (Bermuda)	60,000	60,600
Jean Coutu Group, Inc.
sr. notes 7 5/8s, 2012 (Canada)	25,000	24,625
Jean Coutu Group, Inc.
sr. sub. notes 8 1/2s, 2014 (Canada)	35,000	32,025
Jones Intercable, Inc.
sr. notes 7 5/8s, 2008	25,000	26,291
Liberty Media Corp. debs. 8 1/4s, 2030	50,000	48,993
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	15,000	14,381
LIN Television Corp.
sr. sub. notes 6 1/2s, 2013	5,000	4,794
Miller Brewing Co. 144A
notes 5 1/2s, 2013	60,000	61,067
News America Holdings, Inc.
debs. 7 3/4s, 2045	10,000	11,464
News America, Inc. debs. 7 1/4s, 2018	55,000	61,300
News America, Inc. 144A notes 6.4s,
2035	60,000	60,476
PanAmSat Corp. company guaranty
9s, 2014	50,000	52,375
Paxson Communications Corp. 144A
sec. FRN 10.777s, 2013	20,000	19,225
Paxson Communications Corp. 144A
sec. FRN 7.777s, 2012	20,000	19,875
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	65,000	61,913
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	75,000	78,563
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	45,000	44,325
Quebecor Media, Inc.
sr. notes 11 1/8s, 2011 (Canada)	60,000	65,100
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	70,000	74,550
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	70,000	62,300
Rite Aid Corp. sr. notes 9 1/4s, 2013	80,000	75,000
Sbarro, Inc. company guaranty 11s, 2009	55,000	54,725
Sinclair Broadcast Group, Inc.
company guaranty 8 3/4s, 2011	85,000	89,356
Sirius Satellite Radio, Inc. 144A
sr. notes 9 5/8s, 2013	40,000	39,400
Six Flags, Inc. sr. notes 8 7/8s, 2010	35,000	34,300
Supervalu, Inc. notes 7 7/8s, 2009	35,000	37,064
TCI Communications, Inc.
debs. 9.8s, 2012	20,000	24,128
TCI Communications, Inc.
debs. 8 3/4s, 2015	35,000	42,409
Time Warner, Inc. debs. 9 1/8s, 2013	190,000	224,879

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value

Consumer Staples continued
Time Warner, Inc. debs. 9.15s, 2023	$40,000	$49,192
Turner Broadcasting System, Inc.
sr. notes 8 3/8s, 2013	15,000	17,274
United Rentals NA, Inc.
sr. sub. notes 7 3/4s, 2013	8,000	7,800
United Rentals NA, Inc.
company guaranty 6 1/2s, 2012	50,000	48,688
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	60,000	58,650
Young Broadcasting, Inc. company
guaranty 10s, 2011	55,000	51,494
		3,550,966

Energy (0.4%)
Amerada Hess Corp. bonds 7 7/8s, 2029	35,000	42,381
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	115,000	117,156
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	35,000	37,625
Buckeye Partners LP notes 5.3s, 2014	30,000	29,728
Chaparral Energy, Inc. 144A
sr. notes 8 1/2s, 2015	30,000	31,050
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	110,000	116,875
Compton Petroleum Corp. 144A
sr. notes 7 5/8s, 2013 (Canada)	40,000	40,900
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	40,000	39,150
Dresser, Inc. company
guaranty 9 3/8s, 2011	55,000	57,888
Enbridge Energy Partners LP
sr. notes 5.35s, 2014	25,000	24,657
Encore Acquisition Co.
sr. sub. notes 6s, 2015	89,000	81,880
Forest Oil Corp. company
guaranty 7 3/4s, 2014	35,000	36,313
Forest Oil Corp. sr. notes 8s, 2011	60,000	65,550
Hanover Compressor Co.
sr. notes 9s, 2014	65,000	70,850
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	60,000	54,600
Kerr-McGee Corp. sec. notes
6.95s, 2024	50,000	53,034
Massey Energy Co. sr. notes 6 5/8s, 2010	60,000	60,975
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	50,000	50,296
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	63,000	67,253
Occidental Petroleum Corp.
debs. 10 1/8s, 2009	85,000	100,004
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	50,000	46,750

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value

Energy continued
Peabody Energy Corp. sr. notes
5 7/8s, 2016	$90,000	$87,300
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	90,000	96,975
Pogo Producing Co. 144A
sr. sub. notes 6 7/8s, 2017	40,000	39,000
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	15,000	15,990
Pride International, Inc.
sr. notes 7 3/8s, 2014	60,000	64,350
Star Gas Partners LP/Star Gas
Finance Co. sr. notes 10 1/4s, 2013	10,000	9,875
Sunoco, Inc. notes 4 7/8s, 2014	30,000	29,276
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	35,000	42,535
Vintage Petroleum, Inc.
sr. notes 8 1/4s, 2012	65,000	69,713
Whiting Petroleum Corp. 144A
sr. sub. notes 7s, 2014	30,000	30,075
		1,710,004

Financial (0.8%)
Allfirst Financial Inc.
sub. notes 7.2s, 2007	45,000	46,394
American General Corp.
notes 7 1/2s, 2010	80,000	87,700
Archstone-Smith Operating Trust
notes 5 1/4s, 2010 (R)	25,000	25,010
Associates First Capital Corp.
debs. 6.95s, 2018	30,000	34,535
AXA Financial, Inc.
sr. notes 7 3/4s, 2010	60,000	66,438
Bank of New York Co., Inc. (The)
sr. sub. notes FRN 3.4s, 2013	25,000	24,179
Bank One Corp. sub. debs.
7 5/8s, 2026	20,000	24,427
Bank One Corp. sub. notes
5 1/4s, 2013	10,000	10,016
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	50,000	50,140
Block Financial Corp. notes
5 1/8s, 2014	35,000	32,851
Bosphorus Financial Services, Ltd.
144A sec. FRN 6.14s, 2012
(Cayman Islands)	100,000	100,513
Capital One Bank notes 6 1/2s, 2013	30,000	31,873
CIT Group, Inc. sr. notes 5s, 2015	10,000	9,758
CIT Group, Inc. sr. notes 5s, 2014	200,000	195,631
Citigroup, Inc. sub. notes 5s, 2014	20,000	19,687
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	30,000	30,980
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	45,000	54,381
Developers Diversified Realty Corp.
unsecd. notes 5 3/8s, 2012 (R)	20,000	19,698

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Financial continued
E*Trade Finance Corp. sr. notes
8s, 2011	$55,000	$57,200
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	40,000	38,083
ERP Operating LP notes 6.584s, 2015	30,000	32,593
Executive Risk Capital Trust
company guaranty Ser. B, 8.675s, 2027	90,000	96,604
Finova Group, Inc. notes 7 1/2s, 2009	71,250	24,938
Fleet Capital Trust V bank
guaranty FRN 5.497s, 2028	50,000	49,867
Fund American Cos. Inc.
notes 5 7/8s, 2013	65,000	65,659
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	30,000	32,714
Hartford Financial Services
Group, Inc. (The) sr. notes 7.9s, 2010	65,000	72,330
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	35,000	33,737
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	35,000	37,289
HRPT Properties Trust bonds 5 3/4s,
2014 (R)	25,000	25,251
HRPT Properties Trust notes 6 1/4s,
2016 (R)	25,000	25,476
HSBC Capital Funding LP 144A bank
guaranty FRB 4.61s, 2013 (Jersey)	80,000	75,447
HSBC Finance Capital Trust IX FRN
5.911s, 2035	100,000	100,851
International Lease Finance Corp.
FRN Ser. MTNP, 4.55s, 2010	110,000	110,424
International Lease Finance Corp.
notes 4 3/4s, 2012	20,000	19,500
iStar Financial, Inc. sr. notes 6s,
2010 (R)	65,000	66,218
John Hancock Global Funding II 144A
notes 7.9s, 2010	25,000	28,113
JPMorgan Chase & Co.
sub. notes 5 1/8s, 2014	25,000	24,748
JPMorgan Chase Capital XV
notes 5 7/8s, 2035	130,000	129,250
Lehman Brothers E-Capital Trust I
144A FRN 5.15s, 2065	50,000	50,125
Liberty Mutual Insurance 144A
notes 7.697s, 2097	95,000	100,143
Loews Corp. notes 5 1/4s, 2016	25,000	24,707
MetLife, Inc. notes 5.7s, 2035	35,000	35,130
MetLife, Inc. notes 5s, 2015	65,000	63,753
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	25,000	25,487
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	45,000	56,472
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	25,000	24,574
Nuveen Investments, Inc.
sr. notes 5s, 2010	25,000	24,598

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Financial continued
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	$30,000	$33,807
PNC Bank NA notes 4 7/8s, 2017	50,000	47,907
Prudential Insurance Co. 144A
notes 8.3s, 2025	110,000	142,375
Rouse Co. (The) notes 7.2s,
2012 (R)	50,000	52,465
Royal Bank of Scotland Group PLC
bonds Ser. 1, 9.118s, 2049
(United Kingdom)	105,000	120,288
Simon Property Group LP 144A
unsub. notes 5 3/4s, 2015 (R)	35,000	35,517
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	35,000	34,302
Transamerica Capital III company
guaranty 7 5/8s, 2037	50,000	58,156
UBS AG/Jersey Branch FRN 7 1/2s,
2008 (Jersey)	135,000	139,556
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	60,000	68,634
Western Financial Bank
sub. debs. 9 5/8s, 2012	55,000	61,463
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049
(Australia)	60,000	61,301
Zurich Capital Trust I 144A company
guaranty 8.376s, 2037	50,000	54,113
		3,325,376

Health Care (0.3%)
Alderwoods Group, Inc. company
guaranty 7 3/4s, 2012	55,000	56,925
Bayer Corp. 144A FRB 6.2s, 2008	45,000	45,976
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	60,000	58,425
DaVita, Inc. company
guaranty 6 5/8s, 2013	105,000	106,838
Elan Finance PLC/Elan Finance Corp,
company guaranty 7 3/4s, 2011 (Ireland)	40,000	37,400
HCA, Inc. sr. notes 7 7/8s, 2011	132,000	141,921
Healthsouth Corp. notes 7 5/8s, 2012	41,000	41,410
Hospira, Inc. notes 5.9s, 2014	20,000	20,657
MQ Associates, Inc. sr. disc.
notes stepped-coupon zero %
(12 1/4s, 8/15/08), 2012 ††	75,000	42,750
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	20,000	20,300
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	70,000	69,125
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	40,000	41,300
Service Corp. International 144A
sr. notes 6 3/4s, 2016	80,000	78,000

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Health Care continued
Stewart Enterprises, Inc. 144A
sr. notes 7 1/4s, 2013	$60,000	$57,600
Tenet Healthcare Corp.
notes 7 3/8s, 2013	70,000	64,575
Tenet Healthcare Corp. 144A
sr. notes 9 1/4s, 2015	55,000	54,588
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	100,000	100,250
US Oncology, Inc. company
guaranty 9s, 2012	35,000	37,450
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	35,000	37,188
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	50,000	57,000
WellPoint, Inc. notes 5s, 2014	25,000	24,558
Wyeth notes 5 1/2s, 2014	115,000	116,490
		1,310,726

Technology (0.3%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	90,000	90,900
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	53,000	46,110
Avnet, Inc. notes 6s, 2015	35,000	34,048
Celestica, Inc.
sr. sub. notes 7 7/8s, 2011 (Canada)	20,000	20,150
Celestica, Inc.
sr. sub. notes 7 5/8s, 2013 (Canada)	40,000	39,450
Computer Associates
International, Inc. 144A
sr. notes 5 5/8s, 2014	85,000	83,682
Electronic Data Systems Corp. sec.
sr. notes Ser. B, 6 1/2s, 2013	75,000	77,078
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	75,000	79,875
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	80,000	81,200
Lucent Technologies, Inc.
debs. 6.45s, 2029	55,000	47,163
Seagate Technology Hdd Holdings
company guaranty 8s, 2009
(Cayman Islands)	65,000	68,250
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015	40,000	40,000
SunGard Data Systems, Inc. 144A
sr. unsecd. notes 9 1/8s, 2013	68,000	70,380
UGS Corp. company guaranty 10s, 2012	50,000	54,500
Unisys Corp. sr. notes 8s, 2012	45,000	41,625
Xerox Corp. sr. notes 6 7/8s, 2011	110,000	113,850
		988,261

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Transportation (0.1%)
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	$16,059	$16,019
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	86,230	85,368
CSX Corp. notes 6 3/4s, 2011	45,000	48,224
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	55,000	59,538
		209,149

Utilities & Power (0.7%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	40,000	40,478
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	115,000	125,206
Appalachian Power Co.
sr. notes 5.8s, 2035	25,000	24,594
Atmos Energy Corp. notes 4.95s, 2014	40,000	38,546
Beaver Valley II Funding debs. 9s, 2017	40,000	45,883
Boardwalk Pipelines LLC
notes 5 1/2s, 2017	15,000	14,946
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	50,000	55,284
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D,
7.88s, 2017	25,000	30,251
CMS Energy Corp. sr. notes 7 1/2s, 2009	55,000	56,650
Colorado Interstate Gas Co.
debs. 6.85s, 2037	10,000	10,197
Consolidated Natural Gas Co.
sr. notes 5s, 2014	45,000	43,658
Consumers Energy Co. 1st mtge.
5.65s, 2020	35,000	34,338
Consumers Energy Co. 1st mtge. 5s, 2012	55,000	53,803
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	30,000	29,782
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	40,000	39,818
DPL, Inc. sr. notes 6 7/8s, 2011	54,000	56,903
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	10,000	9,909
Dynegy Holdings, Inc. 144A sec.
notes 10 1/8s, 2013	70,000	79,100
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	40,000	40,100
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	135,000	134,663
Entergy Gulf States, Inc. 1st mtge.
3.6s, 2008	25,000	24,040
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	65,000	61,425
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	5,000	5,300

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value
Utilities & Power continued
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	$25,000	$26,299
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	20,000	20,950
Kansas Gas & Electric bonds 5.647s, 2021	15,000	14,846
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	35,000	37,039
MidAmerican Energy Holdings Co.
sr. notes 5 7/8s, 2012	60,000	61,942
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	120,000	132,150
Mirant North America LLC 144A
sr. notes 7 3/8s, 2013	50,000	50,563
Monongahela Power Co. 1st mtge.
5s, 2006	80,000	79,959
National Fuel Gas Co. notes
5 1/4s, 2013	30,000	29,845
Nevada Power Co. 2nd mtge. 9s, 2013	49,000	53,962
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	25,000	24,808
NiSource Finance Corp. company
guaranty 5.45s, 2020	60,000	58,135
NiSource Finance Corp. company
guaranty 5 1/4s, 2017	5,000	4,863
NRG Energy, Inc. company
guaranty 8s, 2013	45,000	50,175
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	45,000	52,706
Oncor Electric Delivery Co. sec.
notes 6 3/8s, 2012	60,000	63,270
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	45,000	46,000
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	86,742	88,177
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007	30,000	31,285
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	45,000	48,150
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	45,000	47,687
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	25,000	24,583
Public Service Electric & Gas Co.
1st mtge. 6 3/8s, 2008	40,000	41,129
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	25,000	27,050
Southern California Edison Co. 1st
mtge. 5s, 2014	25,000	24,843
Tampa Electric Co. notes 6 7/8s, 2012	30,000	32,813
Teco Energy, Inc. notes 7.2s, 2011	85,000	89,675
Teco Energy, Inc. sr. notes 6 3/4s, 2015	5,000	5,175
Tennessee Gas Pipeline Co. unsecd.
notes 7 1/2s, 2017	10,000	10,708

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.2%)* continued

	Principal amount	Value

Utilities & Power continued
Texas Genco LLC/Texas Genco
Financing Corp. 144A
sr. notes 6 7/8s, 2014	$90,000	$97,425
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s, 2011
(Canada)	95,000	97,138
Westar Energy, Inc. 1st mtge.
5.1s, 2020	35,000	33,456
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	110,000	117,975
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	10,000	9,988
York Power Funding 144A notes
12s, 2007 (Cayman Islands) (In default) (F) †	30,121	2,512
		2,692,155

Total corporate bonds and notes
(cost $24,558,747)		$24,442,376

ASSET-BACKED SECURITIES (4.5%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRN
Ser. 04-1, Class 2A1, 4.719s, 2034	$73,821	$73,907
Aames Mortgage Trust 144A
Ser. 03-1N, Class A, 7 1/2s, 2033	674	674
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035
(Cayman Islands)	87,984	86,248
Ace Securities Corp. Ser. 03-FM1,
Class A, IO, 3 1/2s, 2032	285,000	1,804
Aegis Asset Backed Securities Trust 144A
Ser. 04-2N, Class N1, 4 1/2s, 2034	5,952	5,936
Ser. 04-5N, Class Note, 5s, 2034	12,405	12,354
Ser. 04-6N, Class Note, 4 3/4s, 2035	18,827	18,727
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 4.789s, 2029	204,375	205,310
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 4.62s, 2012	249,000	249,039
American Home Mortgage
Investment Trust
FRN Ser. 04-3, Class 2A, 3.59s,
2034	97,309	95,594
FRN Ser. 04-3, Class 3A, 3.71s,
2034	85,054	83,714
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	100,000	99,687
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034
(Cayman Islands)	8,794	8,794
Ser. 04-RN9, Class N1, 4.8s, 2034
(Cayman Islands)	17,082	17,082
Ameriquest Mortgage Securities, Inc.
Ser. 03-8, Class S, IO, 5s, 2006	189,984	809

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Argent NIM Trust 144A Ser. 04-WN9,
Class A, 5.19s, 2034
(Cayman Islands)	$5,823	$5,820
Asset Backed Funding Corp. NIM
Trust 144A
Ser. 04-0PT1, Class N1, 4.55s, 2033
(Cayman Islands)	806	806
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)	13,610	13,575
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)	8,071	8,059
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE9, Class A2,
4.749s, 2034	32,217	32,245
FRB Ser. 05-HE1, Class A3,
4.669s, 2035	43,324	43,362
FRN Ser. 04-HE1, Class A3,
4.769s, 2034	3,356	3,357
Banc of America Funding Corp. 144A
Ser. 04-NIM1, Class Note, 6s, 2034	5,770	5,770
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.608s, 2034	735,529	2,413
Ser. 05-E, Class 2, IO, 0.306s, 2035	1,604,000	11,278
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 5.399s, 2011	60,000	61,132
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	39,000	38,569
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 4.879s, 2039	268,751	268,677
Ser. 04-D, Class A, IO,
3.938s, 2007	799,880	29,199
Ser. 05-B, Class A, IO,
2.339s, 2039	719,831	25,719
FRB Ser. 04-D, Class A,
4.769s, 2044	152,313	152,462
FRN Ser. 03-F, Class A,
4.879s, 2043	110,173	110,489
FRN Ser. 03-G, Class A1,
4.979s, 2039	250,000	250,359
Bayview Financial Asset Trust 144A
Ser. 03-X, Class A, IO, 0.61s, 2006	665,243	11,642
FRN Ser. 03-SSRA, Class A,
5.079s, 2038	51,019	51,320
FRN Ser. 03-SSRA, Class M,
5.729s, 2038	51,019	51,575
FRN Ser. 04-SSRA, Class A1,
4.979s, 2039	66,538	66,824
Bear Stearns Adjustable Rate
Mortgage Trust Ser. 04-1,
Class 11A1, 3.643s, 2034	203,913	201,636
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.995s, 2034	148,578	148,229
Ser. 04-12, Class 2A2, 5.025s, 2035	106,630	106,395
Ser. 04-9, Class 1A1, 4.989s, 2034	41,008	40,938
Ser. 05-2, Class 2A2A, 4.827s, 2035	65,735	65,465
Ser. 05-5, Class 21A1, 4.693s, 2035	213,743	212,044

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034
(Cayman Islands)	$12,203	$12,184
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	18,778	18,667
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)	9,921	9,910
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	9,491	9,480
Ser. 04-HE8N, Class A1, 5s, 2034	10,977	10,954
Bear Stearns Asset Backed
Securities, Inc.
Ser. 03-AC4, Class A, IO, 5s, 2006	305,400	1,177
FRB Ser. 05-3, Class A1, 4.829s, 2035	158,657	158,558
FRN Ser. 03-1, Class A1, 4.879s, 2042	90,214	90,214
FRN Ser. 03-3, Class A2, 4.969s, 2043	88,000	88,220
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
7.119s, 2010	13,000	13,508
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	18,072	17,835
CARSSX Finance, Ltd. 144A FRB
Ser. 04-AA, Class B4, 9.869s, 2011
(Cayman Islands)	24,653	26,100
CDO Repackaging Trust Series 144A
FRN Ser. 03-2, Class A, 8.617s,
2008	140,000	151,200
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 5.449s, 2010	100,000	101,805
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	16,397	16,315
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	7,628	7,610
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	20,000	19,750
Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	8,000	6,880
Citibank Credit Card Issuance Trust
FRN Ser. 01-C1, Class C1, 5.23s,
2010	60,000	60,975
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	100,000	106,234
Conseco Finance
Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	324,000	275,270
Ser. 00-5, Class A4, 7.47s, 2032	80,547	81,016
Ser. 01-1, Class A, IO, 2 1/2s, 2032	761,892	17,828
Ser. 01-1, Class A4, 6.21s, 2032	178,924	179,948
Ser. 01-1, Class A5, 6.99s, 2032	720,000	664,848
Ser. 01-3, Class A, IO, 2 1/2s, 2033	1,646,475	54,992
Ser. 01-3, Class A3, 5.79s, 2033	86,065	86,178
Ser. 01-3, Class A4, 6.91s, 2033	85,000	82,095
Ser. 01-4, Class A, IO, 2 1/2s, 2033	555,632	19,169
Ser. 01-4, Class A4, 7.36s, 2033	291,000	288,527

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Conseco Finance
Securitizations Corp.
Ser. 02-1, Class A, 6.681s, 2033	$224,585	$229,149
Ser. 02-2, Class A, IO, 8 1/2s, 2033	133,938	32,732
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.963s, 2034	38,732	38,623
Ser. 05-24, Class 1AX, IO,
1.251s, 2035	2,064,549	54,194
Ser. 05-24, Class IIAX, IO,
1.168s, 2035	1,066,915	40,009
Countrywide Asset Backed
Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036	7,857	7,833
Ser. 04-14N, 5s, 2036	20,192	20,064
Ser. 04-6N, Class N1, 6 1/4s, 2035	53,564	53,457
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	9,951	9,915
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 0.776s, 2035	1,237,699	28,428
Ser. 05-9, Class 1X, IO, 0.861s, 2035	1,108,581	25,941
Fieldstone Mortgage
Investment Corp. FRN Ser. 05-1,
Class M3, 4.919s, 2035	32,000	32,320
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	17,980	13,395
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class D, 7.688s, 2039	215,000	216,215
First Consumers Master Trust FRB
Ser. 01-A, Class A, 4.679s, 2008	11,879	11,820
First Franklin Mortgage Loan NIM
Trust 144A Ser. 04-FF10, Class N1,
4.45s, 2034 (Cayman Islands)	9,225	9,199
First Horizon Mortgage Pass-Through
Trust Ser. 05-AR2, Class 1A1,
4.831s, 2035	131,865	130,904
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	100,000	98,500
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	17,074	16,970
Ser. 04-3, Class B, 7 1/2s, 2034	18,491	18,009
Ser. 04-D, Class N1, 4 1/2s, 2034
(Cayman Islands)	19,990	19,898
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
4.849s, 2010	100,000	100,148
GE Corporate Aircraft
Financing, LLC 144A Ser. 04-1A,
Class B, 5.229s, 2018	65,454	65,414
GEBL 144A
Ser. 04-2, Class C, 4.97s, 2032	92,833	93,502
Ser. 04-2, Class D, 6.87s, 2032	92,833	93,038
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 4.941s, 2007	850,000	47,388
Goldentree Loan Opportunities II,
Ltd. 144A FRN Ser. 2A, Class 4,
6.979s, 2015 (Cayman Islands)	20,000	20,225

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Granite Mortgages PLC
FRB Ser. 02-2, Class 1C, 5.424s,
2043 (United Kingdom)	$50,000	$50,583
FRB Ser. 04-2, Class 1C, 5.2s, 2044
(United Kingdom)	46,244	46,302
FRN Ser. 03-3, Class 1C, 5.624s,
2044 (United Kingdom)	70,000	71,404
FRN Ser. 04-1, Class 1C, 5.4s, 2044
(United Kingdom)	80,000	80,175
Green Tree Financial Corp.
Ser. 97-4, Class A7, 7.36s, 2029	88,363	92,008
Ser. 97-6, Class A8, 7.07s, 2029	20,682	21,295
Ser. 97-6, Class A9, 7.55s, 2029	40,922	42,841
Ser. 97-7, Class A8, 6.86s, 2029	67,204	68,969
Ser. 99-3, Class A6, 6 1/2s, 2031	55,000	55,583
Ser. 99-5, Class A5, 7.86s, 2030	330,000	291,704
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	195,379	185,243
Ser. 99-5, Class A4, 7.59s, 2028	153,169	157,032
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.258s, 2045	830,434	22,837
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	88,318	87,585
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034	40,879	40,863
Ser. 04-NIM1, Class N2, zero %, 2034	75,000	55,238
Ser. 04-NIM2, Class N, 4 7/8s, 2034	62,469	62,200
Ser. 04-SE2N, Class Note, 5 1/2s, 2034	36	36
Ser. 05-NC1, Class N, 5s, 2035	25,843	25,786
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	26,968	28,947
Ser. 05-RP3, Class 1A3, 8s, 2035	80,054	85,105
Ser. 05-RP3, Class 1A2, 7 1/2s,
2035	68,687	72,245
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	87,409	91,770
Ser. 05-RP2, Class 1A3, 8s, 2035	75,360	80,115
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 4.81s,
2036 (Cayman Islands)	167,217	163,246
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.45s, 2040
(United Kingdom)	40,000	40,162
FRB Ser. 8, Class 2C, 4.87s, 2040
(United Kingdom)	36,000	36,122
Home Equity Asset Trust 144A
Ser. 03-6N, Class A, 6 1/2s, 2034	519	516
Ser. 04-3N, Class A, 5s, 2034	6,095	6,049
Ser. 04-4N, Class A, 5s, 2034	18,515	18,284
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	21,000	20,507
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 7.504s, 2036
(Cayman Islands)	120,000	127,987

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Long Beach Asset Holdings Corp. NIM
Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034	$140	$140
Ser. 04-5, Class Note, 5s, 2034	15,428	15,389
Ser. 05-1, Class N1, 4.115s, 2035	55,108	55,066
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO,
4 1/2s, 2006	762,768	24,981
Ser. 04-3, Class S2, IO,
4 1/2s, 2006	381,384	12,109
Marriott Vacation Club
Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	29,047	28,815
FRB Ser. 02-1A, Class A1,
5.07s, 2024	36,425	36,608
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-7, Class 2A1,
4.696s, 2034	46,222	46,072
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	170,119	3,879
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	446,941	1,341
MASTR Asset Backed Securities NIM
Trust 144A
Ser. 04-CI5, Class N1, 4.946s, 2034
(Cayman Islands)	1,658	1,658
Ser. 04-HE1A, Class Note, 5.191s,
2034 (Cayman Islands)	10,545	10,543
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	95,996	100,556
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 5.549s, 2010	100,000	102,175
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5s, 2027	116,227	111,578
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	15,858	15,794
Ser. 04-OP1N, Class N1, 4 3/4s,
2035 (Cayman Islands)	7,641	7,615
Ser. 04-WM1N, Class N1,
4 1/2s, 2034	2,780	2,783
Ser. 04-WM2N, Class N1,
4 1/2s, 2034	2,299	2,291
Ser. 04-WM3N, Class N1,
4 1/2s, 2035	8,202	8,174
Ser. 05-WM1N, Class N1,
5s, 2035	36,739	36,750
Metris Master Trust FRN Ser. 04-2,
Class C, 5.72s, 2010	51,000	51,339
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	48,617	48,573
MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010	139,771	139,240

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT,
4.669s, 2035	$83,714	$83,740
Morgan Stanley Auto Loan Trust
Ser. 04-HB2, Class D, 3.82s, 2012	4,733	4,723
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	47,159	46,897
Ser. 04-HB2, Class E, 5s, 2012	25,000	24,430
Morgan Stanley Dean Witter Capital
I FRB Ser. 01-NC4, Class B1,
6.879s, 2032	5,741	5,746
Morgan Stanley Mortgage Loan Trust
Ser. 05-3AR, Class 2A2, 5.267s, 2035	147,321	147,264
Ser. 05-5AR, Class 2A1, 5.443s, 2035	352,526	352,856
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	15,986	15,630
Ser. 05-A, Class C, 4.84s, 2014	40,000	39,520
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	69,000	66,954
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 9.138s, 2035	40,912	43,878
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 7.695s, 2034	32,643	35,029
Novastar NIM Trust 144A Ser. 04-N2,
Class Note, 4.458s, 2034	3,523	3,482
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	92,484	77,155
Ser. 01-E, Class A, IO, 6s, 2009	178,244	27,333
Ser. 02-C, Class A1, 5.41s, 2032	251,651	218,418
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	89,092	81,097
Ocean Star PLC 144A
FRB Ser. 04, Class D, 6.632s, 2018
(Ireland)	30,000	30,863
FRB Ser. 05-A, Class D, 5.796s,
2012 (Ireland)	32,000	31,987
Option One Mortgage
Securities Corp. NIM Trust 144A
Ser. 04-2A, Class N1, 4.213s, 2034
(Cayman Islands)	14,532	14,532
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	31,000	30,215
Park Place Securities NIM Trust
144A
Ser. 04-MCWN1, Class A,
4.458s, 2034	3,929	3,928
Ser. 04-WHQ2, Class A, 4s, 2035	23,971	23,732
People’s Choice Net Interest Margin
Note 144A Ser. 04-2, Class A, 5s,
2034	25,045	24,980
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.68s, 2042
(United Kingdom)	40,000	40,048
FRB Ser. 3, Class 3C, 5.63s, 2042
(United Kingdom)	60,000	60,920

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

Permanent Financing PLC
FRB Ser. 4, Class 3C, 5.28s, 2042
(United Kingdom)	$110,000	$110,798
FRB Ser. 5, Class 2C, 5.13s, 2042
(United Kingdom)	104,000	104,455
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.491s,
2011 (United Kingdom)	116,000	117,285
FRB Ser. 04-2A, Class C, 5.371s,
2011 (United Kingdom)	100,000	100,597
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011	45,000	43,819
FRB Ser. 04-AA, Class D,
6.219s, 2011	100,000	101,518
FRB Ser. 04-BA, Class D,
5.769s, 2010	100,000	100,395
Renaissance NIM Trust 144A
Ser. 04-A, Class Note, 4.45s, 2034	537	537
Ser. 05-1, Class N, 4.7s, 2035	21,996	21,996
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.981s, 2034	39,262	39,174
Ser. 04-QA6, Class NB1,
4.956s, 2034	187,389	186,809
Residential Asset Securities Corp.
NIM Trust 144A Ser. 05-NTR1,
Class Note, 4 1/4s, 2035	4,316	4,316
Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	124,176	123,937
Residential Asset
Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034	31,151	31,034
Ser. 04-NT, Class Note, 5s, 2034	28,268	27,844
Ser. 04-NT12, Class Note,
4.7s, 2035	16,374	16,304
Saco I Trust FRB Ser. 05-10,
Class 1A1, 4.76s, 2033	147,000	147,000
SAIL Net Interest Margin Notes 144A
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)	459	431
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	1,256	1,056
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	843	700
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	3,838	2,068
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	36,921	36,768
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)	57,850	57,507
Ser. 04-4A, Class A, 5s, 2034
(Cayman Islands)	18,265	18,231
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)	3,584	3,576
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)	7,430	7,409

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-8A, Class A, 5s, 2034
(Cayman Islands)	$15,612	$15,569
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)	48,535	48,266
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)	14,973	14,914
Ser. 04-BNCA, Class A, 5s, 2034
(Cayman Islands)	6,668	6,652
Ser. 05-1A, Class A, 4 1/4s, 2035	60,616	60,118
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	67,158	66,767
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035	64,135	63,786
Ser. 05-WF1A, Class A, 4 3/4s, 2035	59,230	58,869
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-4N, Class Note, 6.65s, 2034	5,125	5,125
Ser. 04-HE1N, Class Note, 4.94s, 2034	7,782	7,782
Ser. 04-HE2N, Class NA, 5.43s, 2034	5,552	5,497
Ser. 04-HE4N, Class NA, 3 3/4s, 2034	52,416	52,154
Ser. 04-HS1N, Class Note, 5.92s, 2034	4,962	4,962
Ser. 03-0P1N, Class NA, 4.45s, 2033	917	917
Ser. 04-RM2N, Class NA, 4s, 2035	26,860	26,759
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-10, Class 1A1, 4.914s, 2034	76,855	76,868
Ser. 04-12, Class 1A2, 4.987s, 2034	102,247	102,315
Ser. 04-14, Class 1A, 5.088s, 2034	385,610	385,110
Ser. 04-16, Class 1A2, 4.999s, 2034	307,658	307,439
Ser. 04-18, Class 1A1, 5.019s, 2034	126,559	126,437
Ser. 04-20, Class 1A2, 5.072s, 2035	257,395	257,107
Ser. 04-6, Class 1A, 4.37s, 2034	316,226	314,845
Ser. 04-8, Class 1A3, 4.69s, 2034	17,897	17,865
Ser. 05-1, Class 1A1, 5.141s, 2035	386,400	386,159
Ser. 05-9, Class AX, IO, 0.937s, 2035	2,316,873	69,043
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2,
Class A, 4.729s, 2034	125,265	125,278
Structured Asset Investment Loan
Trust Ser. 03-BC1A, Class A,
7 3/4s, 2033 (Cayman Islands)	2,793	2,793
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 4.681s, 2015	248,965	245,386
Structured Asset Securities Corp.
Ser. 03-26A, Class 2A, 4.503s, 2033	84,871	85,158
Ser. 04-8, Class 1A1, 4.69s, 2034	63,507	63,390
IFB Ser. 05-10, Class 3A3, 7.758s, 2034	150,630	143,866
IFB Ser. 05-6, Class 5A8, 5.143s, 2035	249,545	223,966
Structured Asset Securities Corp.
144A FRN Ser. 03-NP3, Class A1,
5.379s, 2033	6,097	6,097
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B, 4.799s, 2035	102,971	103,144

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037
(Cayman Islands)	$100,000	$106,496
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034	9,499	9,483
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	32,316	31,929
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	41,000	40,181
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR12,
Class 2A5, 4.321s, 2035	965,000	937,710
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011	13,920	13,719
Ser. 04-4, Class D, 3.58s, 2012	21,339	20,994
Ser. 05-1, Class D, 4 1/4s, 2012	15,859	15,613
Whole Auto Loan Trust Ser. 03-1,
Class C, 3.13s, 2010	8,492	8,427
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	18,809	18,792
Ser. 04-1, Class D, 5.6s, 2011	69,877	69,363

Total asset-backed securities (cost $18,255,207)		$17,970,014

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.8%)*

	Principal amount	Value

Federal Home Loan Mortgage
Corporation Pass-Through Certificates
6s, April 1, 2032	$3,357	$3,395
5 1/2s, June 1, 2035	91,351	90,695
5 1/2s, with due dates from
October 1, 2019 to April 1, 2020	605,787	609,739
Federal National Mortgage
Association Pass-Through Certificates
7 1/2s, July 1, 2007	18,254	18,418
7s, with due dates from
February 1, 2024 to October 1, 2028	292,074	306,560
6 1/2s, with due dates from
October 1, 2032 to November 1, 2034	138,078	141,795
6s, with due dates from
August 1, 2034 to March 1, 2035	46,208	46,669
6s, TBA, January 1, 2036	1,800,000	1,816,172
5 1/2s, with due dates from
November 1, 2030 to December 1, 2035	1,150,187	1,139,253
5 1/2s, with due dates from
February 1, 2018 to January 1, 2020	529,895	533,468
5 1/2s, TBA, January 1, 2036	8,300,000	8,218,259
5s, September 1, 2035	1,972	1,913
5s, April 1, 2019	273,884	271,616
5s, TBA, January 1, 2035	900,000	871,734
4 1/2s, TBA, January 1, 2021	100,000	97,250
4s, with due dates from
June 1, 2019 to September 1, 2020	1,116,125	1,066,004
		15,232,940

Total U.S. government and agency
mortgage obligations (cost $15,226,672)		$15,232,940

Putnam VT Global Asset Allocation Fund

U.S. TREASURY OBLIGATIONS (--%)* (cost $20,104)

		Principal amount	Value

U.S. Treasury Notes 4 1/4s,
November 15, 2013		$20,000	$19,816

MUNICIPAL BONDS AND NOTES (--%)* (cost $50,000)

		Principal
	Rating**	amount	Value

NJ State Tpk. Auth. Rev. Bonds,
Ser. B, AMBAC, 4.252s, 1/1/16	Aaa	$50,000	$47,480

UNITS (--%)* (cost $28,167)

		Units	Value

Cendant Corp. unit 4.89s, 2006		400	$19,931

PURCHASED OPTIONS OUTSTANDING (--%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Citibank for the right to pay
a fixed rate of 4.885% versus the
three month LIBOR maturing on
January 11, 2016.	Jan 06 / $4.89	2,087,000	$10,852
Option on an interest rate swap
with Citibank for the right to
receive a fixed rate of 4.885%
versus the three month LIBOR
maturing on January 11, 2016.	Jan 06 / $4.89	2,087,000	4,800

Total purchased options outstanding (cost $55,514)			$15,652

SHORT-TERM INVESTMENTS (16.3%)*

	Principal amount/shares		Value

Ranger Funding Co. LLC for an
effective yield of 4.34%,
January 31, 2006	$2,000,000		$1,992,800
Short-term investments held as
collateral for loaned securities
with yields ranging from 3.25%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	7,228,790		7,215,085
Putnam Prime Money Market Fund (e)	55,667,839		55,667,839

Total short-term investments
(cost $64,875,724)			$64,875,724

Total investments (cost $379,478,699)			$413,419,892

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Australia				0.8%
France				1.2
Germany				1.1
Japan				3.9
Netherlands				1.1
Sweden				0.6
Switzerland				1.0
United Kingdom				3.8
United States				82.6
Other				3.9

Total				100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $34,342,610)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	5,666,252	5,719,089	1/18/06	$(52,837)
British Pound	6,564,040	6,648,718	3/15/06	(84,678)
Canadian Dollar	2,918,312	2,929,429	1/18/06	(11,117)
Euro	5,531,480	5,574,024	3/15/06	(42,544)
Hong Kong Dollar	296,997	296,917	2/15/06	80
Japanese Yen	5,179,878	5,147,909	2/15/06	31,969
New Zealand Dollar	53,031	53,801	1/18/06	(770)
Swedish Krona	2,007,111	2,007,476	3/15/06	(365)
Swiss Franc	5,931,600	5,965,247	3/15/06	(33,647)

Total				$(193,909)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05
(aggregate face value $68,344,463)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$5,121,695	$5,176,100	1/18/06	$54,405
British Pound	12,808,924	12,940,874	3//15/06	131,950
Canadian Dollar	3,504,748	3,492,407	1/18/06	(12,341)
Danish Krone	558,017	556,060	3/15/06	(1,957)
Euro	16,986,788	17,039,774	3/15/06	52,986
Japanese Yen	13,553,778	13,590,447	2/15/06	36,669
Norwegian Krone	6,191,512	6,211,528	3/15/06	20,016
Singapore Dollar	759,901	749,777	2/15/06	(10,124)
Swedish Krona	5,743,980	5,747,180	3/15/06	3,200
Swiss Franc	2,811,004	2,840,316	3/15/06	29,312

Total				$304,116

Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government
Bond 10 yr (Long)	5	$489,682	Mar-06	$409
Dow Jones Euro
Stoxx 50 (Short)	36	1,523,407	Mar-06	(18,787)
Euro 90 day (Long)	1	238,063	Mar-06	(1,617)
Euro 90 day (Long)	100	23,788,750	Jun-06	(4,653)
Euro 90 day (Short)	100	23,812,500	Mar-07	7,507
Euro-Bobl
5 yr (Long)	23	3,062,818	Mar-06	(6,096)
Euro-Bund
10 yr (Long)	47	6,753,809	Mar-06	36,834
FTSE 100
Index (Long)	27	2,602,763	Mar-06	40,848
FTSE 100
Index (Short)	12	1,156,783	Mar-06	(19,809)
Japanese Government
Bond (Long)	5	5,819,422	Mar-06	31,758
Russell 2000 Index
Mini (Long)	19	1,288,770	Mar-06	(20,033)
Russell 2000 Index
Mini (Short)	421	28,556,430	Mar-06	592,488
S&P MidCap 400
Index Mini (Long)	3	222,960	Mar-06	(1,026)
S&P 500 Index
(Long)	8	2,509,600	Mar-06	(28,495)
S&P 500 Index
Mini (Long)	804	50,440,950	Mar-06	(453,427)
S&P 500 Index
Mini (Short)	70	4,391,625	Mar-06	39,144
SPI 200 Index
(Short)	33	2,859,706	Mar-06	(86,890)
Tokyo Price
Index (Short)	9	1,253,411	Mar-06	(57,233)
U.K. Gilt
10 yr (Long)	8	1,571,627	Mar-06	15,630
U.S. Treasury Bond
20 yr (Long)	26	2,968,875	Mar-06	26,349
U.S. Treasury Note
2 yr (Short)	22	4,514,125	Mar-06	5,778
U.S. Treasury Note
5 yr (Short)	13	1,382,469	Mar-06	(3,353)
U.S. Treasury Note
10 yr (Long)	66	7,220,813	Mar-06	40,928
U.S. Treasury Note
10 yr (Short)	66	7,220,813	Mar-06	(71,984)

Total				$64,270

WRITTEN OPTIONS OUTSTANDING at 12/31/05
(premiums received $330,158)

	Contract	Expiration date/
	amount	strike price	Value

Comtech Telecommunications
Corp.(Put)	3,209	Jan 06 / $31.27	$4,335
Shanda Interactive
Entertainment, LTD. (Put)	3,594	Jan 06 / $14.39	1,999
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.55% versus the three month
LIBOR maturing on July 5, 2017.	4,220,000	Jul 07 / $4.55	82,996
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
4.55% versus the three month
LIBOR maturing on July 5, 2017.	4,220,000	Jul 07 / $4.55	221,049

Total			$310,379

TBA SALE COMMITMENTS OUTSTANDING at 12/31/05
(proceeds receivable $3,739,461)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, January 1, 2036	$2,900,000	1/12/06	$2,871,453
FNMA, 5s, January 1, 2036	900,000	1/12/06	871,734

Total			$3,743,187

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America,
N.A. dated March 31, 2005 to pay
semi-annually the notional amount
multiplied by 4.6375% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	$4,700,000	4/6/10	$34,932
Agreement with Bank of America,
N.A. dated January 26, 2004 to
receive semi-annually the notional
amount multiplied by 5.2125% and
pay quarterly the notional amount
multiplied by the three month
USD-LIBOR.	4,509,000	1/28/24	154,233
Agreement with Bank of America,
N.A. dated December 20, 2004 to
pay semi-annually the notional
amount multiplied by 3.965% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	4,370,000	12/22/09	140,841
Agreement with Bank of America,
N.A. dated January 12, 2005 to
receive semi-annually the notional
amount multiplied by 4.106% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	3,500,000	1/14/10	(60,752)

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount date		(depreciation)

Agreement with Bank of America,
N.A. dated October 19, 2005 to pay
semi-annually the notional amount
multiplied by 4.943% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	$2,300,000	10/21/15	$(3,818)
Agreement with Bank of America,
N.A. dated March 25, 2004 to pay
semi-annually the notional amount
multiplied by 3.075% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	1,500,000	3/30/09	67,573
Agreement with Bank of America,
N.A. dated June 15, 2005 to pay
semi-annually the notional amount
multiplied by 4.555% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	940,000	6/17/15	26,701
Agreement with Bank of America,
N.A. dated August 30, 2005 to
receive semi-annually the notional
amount multiplied by 4.53% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	600,000	9/1/15	(11,825)
Agreement with Bank of America,
N.A. dated June 21, 2005 to pay
semi-annually the notional amount
multiplied by 4.466% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	340,000	6/23/15	11,956
Agreement with Bank of America,
N.A. dated June 22, 2005 to pay
semi-annually the notional amount
multiplied by 4.39% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	170,000	6/24/15	6,956
Agreement with Bank of America,
N.A. dated June 21, 2005 to pay
semi-annually the notional amount
multiplied by 4.45% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	140,000	6/23/15	5,091
Agreement with Credit Suisse First
Boston International dated
November 15, 2004 to pay semi-
annually the notional amount
multiplied by 3.947% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	6,200,000	11/17/09	199,475

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse First
Boston International dated March 5,
2004 to receive semi-annually the
notional amount multiplied by
3.195% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR.	$3,140,000	3/9/09	$(129,021)
Agreement with Credit Suisse First
Boston International dated October
5, 2004 to receive semi-annually the
notional amount multiplied by
4.624% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR.	2,750,000	10/7/14	(54,849)
Agreement with Credit Suisse First
Boston International dated July 7,
2004 to receive semi-annually the
notional amount multiplied by
2.931% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR.	1,110,200	7/9/06	(5,457)
Agreement with JPMorgan Chase
Bank, N.A. dated March 3, 2005 to
receive semi-annually the notional
amount multiplied by 4.798% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	3,900,000	3/7/15	10,465
Agreement with JPMorgan Chase
Bank, N.A. dated June 27, 2005 to
receive semi-annually the notional
amount multiplied by 4.296% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	2,860,000	6/29/15	(136,817)
Agreement with JPMorgan Chase
Bank, N.A. dated October 19, 2005
to pay semi-annually the notional
amount multiplied by 4.916% and
receive quarterly the notional
amount multiplied by the three
month LIBOR.	2,100,000	10/21/15	419
Agreement with JPMorgan Chase
Bank, N.A. dated August 31, 2005
to receive semi-annually the notional
amount multiplied by 4.4505% and
pay quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	1,400,000	9/2/15	(36,501)
Agreement with JPMorgan Chase
Bank, N.A. dated June 14, 2005 to
pay semi-annually the notional
amount multiplied by 4.538% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	820,000	6/16/15	24,333

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase
Bank, N.A. dated July 29, 2005 to
pay semi-annually the notional
amount multiplied by 4.6757% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	$574,000	8/2/15	$(4,257)
Agreement with JPMorgan Chase
Bank, N.A. dated June 22, 2005 to
receive semi-annually the notional
amount multiplied by 4.387% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	200,000	6/24/15	8,483
Agreement with Lehman Brothers
Special Financing, Inc. dated July 13,
2005 to pay semi-annually the
notional amount multiplied by 4.38%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	3,400,000	7/15/10	27,521
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semi-annually
the notional amount multiplied by
1.999% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	2,949,000	1/26/06	2,747
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay semi-annually
the notional amount multiplied by
2.008% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	2,877,000	1/23/06	2,436
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay semi-annually
the notional amount multiplied by
2.009% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	2,877,000	1/23/06	2,423
Agreement with Lehman Brothers
Special Financing, Inc. dated June 14,
2005 to pay semi-annually the
notional amount multiplied by
4.0525% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	2,800,000	6/16/07	(31,941)
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semi-annually
the notional amount multiplied by
2.007% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	1,546,000	1/26/06	1,371

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay semi-annually
the notional amount multiplied by
4.408% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	$951,000	1/23/14	$20,938
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay semi-annually
the notional amount multiplied by
4.419% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	951,000	1/23/14	20,827
Agreement with Lehman Brothers
Special Financing, Inc. dated June 14,
2005 to pay semi-annually the
notional amount multiplied by
4.5475% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.	800,000	6/16/15	(23,161)
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay semi-
annually the notional amount
multiplied by 4.710% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	482,000	12/15/13	6,269
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay semi-
annually the notional amount
multiplied by 4.579% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	240,000	12/16/13	5,188
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to pay semi-
annually the notional amount
multiplied by 4.64101% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	137,000	12/11/13	2,395
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 15, 2005 to pay semi-
annually the notional amount
multiplied by 5.0265% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	5,040,000	12/19/15	(33,726)

Total			$251,448

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citibank, N.A.
dated July 7, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 50 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	$1,300,000	1/1/06	$2,852
Agreement with Goldman Sachs
International dated May 16, 2005 to
receive/(pay) at maturity the notional
amount multiplied by the positive
(negative) change in the S&P 500
Index six month forward variance.	1,494,803	2/16/06	954,616
Agreement with Deutsche Bank AG
dated February 16, 2005 to
receive/(pay) semi-annually the
notional amount multiplied by the
positive (negative) change in the
S&P 500 Index 6 month
forward variance.	975,958	2/16/06	(444,004)
Agreement with Deutsche Bank AG
dated August 3, 2005 to pay at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 15 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and receive at
maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor.	1,300,000	1/1/06	1,716

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase
Bank, N.A. dated October 28, 2005
to receive/(pay) quarterly the
notional amount multiplied by
Standard and Poor's 500
Commercial Banks Industry Index
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR minus 35
basis points.	$7,671,003	5/3/06	$(253,956)
Agreement with JPMorgan Chase
Bank, N.A. dated October 28, 2005
to receive/(pay) quarterly the
notional amount multiplied by
Standard and Poor's 500 Energy
Index and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR plus 30
basis points.	7,670,909	5/3/06	228,205
Agreement with JPMorgan Chase
Bank, N.A dated March 31, 2005 to
receive/(pay) quarterly the notional
amount multiplied by Russell 2000
Total Return Index and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	27,552,166	4/5/06	(91,802)
Agreement with JPMorgan Chase
Bank, N.A. dated August 16, 2005
to receive/(pay) quarterly the
notional amount multiplied by the
return of the Russell 1000 Total
Return Growth Index and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR adjusted by a
specified spread.	6,027,115	2/21/06	42,427
Agreement with Lehman Brothers
Finance, S.A. dated August 31, 2005
to receive/(pay) semi-annually the
notional amount multiplied by the
return of the Lehman Brothers US
ABS Floating Rate Index HEL
Aggregate Component and pay
semi-annually the notional amount
multiplied by the six month USD-
LIBOR-BBA adjusted by a
specified spread.	6,800,000	3/1/06	(8,146)

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers
Special Financing, Inc. dated
September 29, 2005 to receive/
(pay) monthly the notional amount
multiplied by the return of the
Lehman Brothers U.S. High Yield
Index and receive monthly the
notional amount multiplied by the
one year USD-LIBOR minus 25
basis points.	$1,000,128	10/1/06	$(3,578)
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 25, 2005 to receive/(pay)
monthly the notional amount
multiplied by the return of the
Lehman Brothers U.S. High Yield
Index and receive monthly the
notional amount multiplied by the
one month USD-LIBOR-BBA
minus 40 basis points.	1,999,885	2/1/06	4,223
Agreement with Goldman Sachs
dated December 23, 2005 to
receive/(pay) a premium based on
the difference between the market
price of Ford Credit Auto Owner
Trust Series 2005-B Class D and par
on day of execution and receive
monthly the notional amount
multiplied by 678 basis points and
pay monthly the one month USD-
LIBOR. At maturity/termination the
fund receives the coupon and price
appreciation of Ford Credit Auto
Owner Trust Series 2005-B Class D and
pays the one month USD LIBOR
and the price depreciation of Ford
Credit Auto Owner Trust Series
2005-B Class D.	178,000	9/15/11	1,050
Agreement with Deutsche Bank AG
dated September 8, 2005 to receive
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 25 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	639,000	3/1/06	1,186

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs
Capital Markets, L.P. dated
September 8, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 30 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	$2,748,500	4/1/06	$3,727
Agreement with JPMorgan Chase
Bank, N.A. dated September 19,
2005 to pay quarterly the notional
amount multiplied by the return of
the Russell 2000 Total Return Index
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR adjusted by a
specified spread.	3,126,564	9/20/06	53,694
Agreement with JPMorgan Chase
Bank, N.A. dated August 16, 2005
to receive quarterly the notional
amount multiplied by the return of
the S&P US 500 TR Index and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA adjusted by
a specified spread.	5,967,803	2/21/06	(66,495)

Total			$425,715

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on
September 13, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on the
difference between the original spread on issue
and the market spread on day of execution and
pay quarterly 90 basis points per annum times
the notional amount. Upon a credit default event
of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ CDX IG HVOL Series 4 Index.	$232,000	$1,459
Agreement with Bank of America, N.A. on
July 26, 2005, maturing on September 20, 2012,
to receive quarterly 64 basis points times the
notional amount. Upon a credit default event of
Waste Management, 7.375%, 8/1/2010, the fund
makes a payment of the proportional notional
amount times the difference between the par
value and the then-market value of Waste
Management, 7.375%, 8/1/2010.	55,000	133
Agreement with Lehman Brothers Special
Financing Inc. on November 29, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread on
day of execution and pay quarterly 45 basis points
per annum times the notional amount. Upon a
credit default event of a reference entity within the
CDX IG Series 5 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the CDX IG Series 5 Index.	620,000	(976)
Agreement with Goldman Sachs Capital Markets,
L.P. on November 17, 2005, maturing on
December 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and pay quarterly 85 basis points per
annum times the notional amount. Upon a credit
default event of a reference entity within the CDX
IG HVOL Series 5 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the CDX IG HVOL Series 5 Index.	110,000	(451)
Agreement with Citigroup Financial Products, Inc.
on August 19, 2005, maturing on June 20, 2012,
to receive quarterly 62 basis points per annum
times the notional amount. Upon a credit default
event of a reference entity within the DJ IG CDX
Series 4 Index,7-10% tranche, the fund makes a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ IG CDX Series 4 Index,
7-10% tranche.	308,000	1,722

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial Products,
Inc. on August 19, 2005, maturing on June 20,
2012, to receive/(pay) a premium based on the
difference between the original spread on issue
and the market spread on day of execution and
pay quarterly 55 basis points per annum times
the notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index.	$308,000	$(116)
Agreement with Deutsche Bank AG on July 22,
2005, maturing on September 20, 2010, to
receive quarterly 41 basis points times the
notional amount. Upon a credit default event of
France Telecomm, 7.25%, 1/28/2013, the fund
makes a payment of the proportional notional
amount times the difference between the par
value and the then-market value of France
Telecomm, 7.25%, 1/28/2013.	95,000	228
Agreement with Deutsche Bank AG on
September 9, 2004, maturing on September 20,
2014, to receive a quarterly payment of 0.58%
times the notional amount. Upon a credit default
event of any CVS Corp., 5.625%, 3/15/06, the
fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of any
CVS Corp., 5.625%, 3/15/06.	30,000	(50)
Agreement with Goldman Sachs Capital
Markets, L.P. on November 18, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 45 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the CDX IG Series 5 Index, the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the CDX IG
Series 5 Index.	1,240,000	(2,830)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005, maturing
on December 20, 2012, to receive quarterly
31.25 basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX IG Series 5
Index, 10-15% tranche, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the CDX IG Series 5 Index,
10-15% tranche.	159,000	199

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 85 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the CDX IG HVOL Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference between
the par value and the then-market value of the
reference entity within the CDX IG HVOL
Series 5 Index.	$110,000	$(210)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005, maturing
on December 20, 2012, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 55 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the CDX IG Series 5 Index, the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the CDX IG
Series 5 Index.	79,500	(176)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005, maturing
on December 20, 2010, to pay quarterly 113
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX IG Series 5
Index, 3-7% tranche, the fund receives a
payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the CDX IG Series 5
Index, 3-7% tranche.	55,000	51
Agreement with Goldman Sachs Capital
Markets, L.P. on August 04, 2005, maturing on
September 20, 2010, to receive quarterly 49
basis points times the notional amount.
Upon a credit default event of Goodrich Corp.
7 5/8s, 12/15/12, the fund makes a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of Goodrich Corp.
7 5/8s, 12/15/12.	45,000	7

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs International on
September 2, 2004, terminating on the date on
which the notional amount is reduced to zero or
the date on which the assets securing the
reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.461% and the fund pays in the
event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	$414,000	$(1,019)
Agreement with JPMorgan Chase Bank, N.A. on
September 1, 2005, maturing on September 20,
2010, to pay quarterly 460 basis points times the
notional amount. Upon a credit default event of
General Motors Acceptance Corp., the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then market value of General
Motors Acceptance Corp.	40,000	(47)
Agreement with JPMorgan Chase Bank, N.A. on
April 25, 2005, maturing on June 20, 2010, to
receive a quarterly payment of 3.70% times the
notional amount. Upon a credit default event of
Felcor Lodging L.P., 8 1/2, 2011, the fund makes
a payment of the proportional notional amount
times the difference between the par value and
the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.	35,000	1,982
Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20, 2012,
to receive quarterly 30.5 basis points per annum
times the notional amount. Upon a credit default
event of a reference entity within the DJ IG CDX
4 Index, 10-15% tranche, the fund makes a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ IG CDX 4 Index10-15% tranche.	319,000	408
Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20, 2012,
to receive/(pay) a premium based on the
difference between the original spread on issue
and the market spread on day of execution and
pays quarterly 55 basis points per annum times
the notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX 4
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX 4 Index.	159,500	(158)

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on December 1, 2005, maturing
on June 20, 2010, to pay quarterly 124.5 basis
points per annum times the notional amount.
Upon a credit default event of any reference
entity within the DJ IG CDX Series 4 Index, 3-7%
tranche,the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index, 3-7% tranche.	$58,000	$(456)
Agreement with Lehman Brothers Special
Financing, Inc. on October 5, 2005, maturing on
December 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and receive quarterly 45 basis points
per annum times the notional amount. Upon a
credit default event of a reference entity within
the DJ CDX IG Series 5 Index, the fund makes a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ CDX IG Series 5 Index.	560,000	(27)
Agreement with Lehman Brothers Special
Financing, Inc. on December 8, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and to pay quarterly 45 basis
points per annum times the notional amount.
Upon a credit default event of any reference
entity within the DJ IG CDX Series 5 Index,the
fund receives a payment of the proportional
notional amount times the difference between
the par value and the then-market value of the
reference entity within the DJ IG CDX
Series 5 Index.	305,000	(330)
Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005, maturing
on June 20, 2015, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and pay quarterly 65 basis points per
annum times the notional amount. Upon a credit
default event of a reference entity within the DJ
IG CDX 4 Index, the fund receives a payment of
the proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX 4 Index.	157,000	(114)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005, maturing
on June 20, 2015, to receive quarterly 59 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX 4 Index,10-15% tranche,
the fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of the
reference entity within the DJ IG CDX 4
Index,10-15% tranche.	$157,000	$(717)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005, maturing
on December 20, 2015, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 70 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX 5 Index, the fund receives
a payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ IG CDX 5 Index.	156,000	(454)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005, maturing
on December 20, 2015, to receive quarterly
57.5 basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5 Index
10-15% tranche, the fund makes a payment of
the proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX 5 Index 10-15% tranche.	156,000	(512)
Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005, maturing
on June 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and to pay quarterly 90 basis points
per annum times the notional amount. Upon a
credit default event of any reference entity within
the DJ IG CDX HVOL Series 4 Index,the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the DJ IG CDX HVOL
Series 4 Index.	73,000	125

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005, maturing
on June 20, 2012, to receive quarterly 309 basis
points per annum times the notional amount.
Upon a credit default event of any reference
entity within the DJ IG CDX Series 4 Index,
3-7% tranche,the fund makes a payment
of the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX Series 4 Index,
3-7% tranche.	$73,000	$29
Agreement with Merrill Lynch International on
December 15, 2005, maturing on December 20,
2010, to receive/(pay) a premium based on the
difference between the original spread on issue
and the market spread on day of execution and
pays quarterly 45 basis points per annum times
the notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX 5
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX 5 Index.	290,000	(109)
Agreement with Morgan Stanley Capital Services,
Inc. on November 30, 2005, maturing on
December 20, 2012, to receive quarterly 30 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 5 Index 10-15%
tranche, the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value
of the reference entity within the DJ IG CDX
Series 5 Index 10-15% tranche.	318,000	129
Agreement with Morgan Stanley Capital Services,
Inc. on December 8, 2005, maturing on
December 20, 2012, to receive quarterly 29 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 5 Index 10-15%
tranche, the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value
of the reference entity within the DJ IG CDX
Series 5 Index 10-15% tranche.	318,000	56

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005, maturing
on June 20, 2012, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and pay quarterly 55 basis points per
annum times the notional amount. Upon a credit
default event of a reference entity within the DJ
IG CDX Series 4 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	$313,000	$219
Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005, maturing
on June 20, 2012, to receive quarterly 48 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index 7-10%
tranche, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index 7-10% tranche.	313,000	239
Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005, maturing on
December 20, 2010, to receive quarterly 127
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ HY CDX Series 5
Index 25-35% tranche, the fund makes a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ HY CDX Series 5
Index 25-35% tranche.	177,000	1,357
Agreement with Morgan Stanley Capital
Services, Inc. on December 8, 2005, maturing
on December 20, 2012, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 55 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the DJ IG CDX
Series 5 Index.	159,000	(352)

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on November 30, 2005, maturing
on December 20, 2012, to receive/(pay) a
premium based on the difference between the
original spread on issue and the market spread
on day of execution and pay quarterly 55 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
reference entity within the DJ IG CDX
Series 5 Index.	$159,000	$(352)
Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005, maturing
on June 20, 2015, to receive quarterly 70.5 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index 10-15%
tranche, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index 10-15% tranche.	155,000	1,694
Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005, maturing
on June 20, 2015, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and pay quarterly 65 basis points per
annum times the notional amount. Upon a credit
default event of a reference entity within the DJ
IG CDX Series 4 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	155,000	(341)
Agreement with Morgan Stanley Capital
Services, Inc. on September 13, 2005, maturing
on June 20, 2012, to receive quarterly 275 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index 3-7%
tranche, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	116,000	(454)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05
continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on November 16, 2005, maturing
on December 20, 2012, to receive quarterly 305
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX Series 5
Index 3-7% tranche, the fund makes a payment
of the proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 5 Index 3-7% tranche.	$110,000	$4,590
Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005, maturing on
December 20, 2010, to receive/(pay) a premium
based on the difference between the original
spread on issue and the market spread on day of
execution and pays quarterly 395 basis points
per annum times the notional amount. Upon a
credit default event of a reference entity within
the CDX HY Series 5 Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the reference entity
within the CDX HY Series 5 Index.	87,615	(1,777)
Agreement with Morgan Stanley Capital
Services, Inc. on December 19, 2005, maturing
on June 20, 2010, to pays quarterly 110.5 basis
points per annum times the notional amount.
Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index 3-7%
tranche, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	73,000	25

Total		$2,624

See page 267 for Notes to the Portfolios.

Putnam VT Global Equity Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.5%)*

	Shares	Value
Aerospace and Defense (1.0%)
L-3 Communications Holdings, Inc.	81,867	$6,086,811

Automotive (0.3%)
Renault SA (France)	22,473	1,826,171

Banking (12.1%)
ABN AMRO Holdings NV (Netherlands)	210,801	5,491,987
Bank of Ireland PLC (Ireland)	131,431	2,063,179
Barclays PLC (United Kingdom)	664,836	6,972,677
Commerce Bancorp, Inc. (S)	166,200	5,718,942
Credit Agricole SA (France)	227,227	7,131,254
Depfa Bank PLC (Ireland)	272,213	4,022,732
Julius Baer Holding, Ltd. Class B
(Switzerland)	45,730	3,231,226
KBC Groupe SA (Belgium)	68,865	6,387,904
Kookmin Bank (South Korea)	19,230	1,456,530
Royal Bank of Scotland Group PLC
(United Kingdom)	428,492	12,908,139
U.S. Bancorp	231,980	6,933,882
UniCredito Italiano SpA (Italy)	1,028,500	7,047,605
Washington Mutual, Inc.	98,129	4,268,612
		73,634,669

Basic Materials (0.2%)
Xstrata PLC (Switzerland)	52,695	1,230,133

Beverage (0.8%)
InBev NV (Belgium)	110,072	4,773,442

Biotechnology (2.3%)
Amgen, Inc. †	155,400	12,254,844
Serono SA Class B (Switzerland)	2,095	1,664,743
		13,919,587

Broadcasting (0.5%)
Mediaset SpA (Italy)	315,140	3,326,501

Chemicals (1.9%)
Asahi Chemical Industry Co., Ltd.
(Japan)	667,000	4,510,347
BASF AG (Germany)	87,730	6,697,533
		11,207,880

Coal (0.6%)
China Shenhua Energy Co., Ltd.
(China) †	3,275,000	3,611,527

Communications Equipment (2.4%)
Cisco Systems, Inc. †	844,800	14,462,976

Computers (0.6%)
Dell, Inc. †	121,882	3,655,241

Conglomerates (4.1%)
Mitsui & Co., Ltd. (Japan)	926,000	11,887,891
Tyco International, Ltd. (Bermuda)	328,712	9,486,628
Vivendi Universal SA (France)	104,651	3,265,836
		24,640,355

COMMON STOCKS (99.5%)* continued

	Shares	Value
Consumer Finance (3.6%)
Countrywide Financial Corp.	372,300	$12,728,937
MBNA Corp.	340,900	9,255,435
		21,984,372

Consumer Goods (1.7%)
Reckitt Benckiser PLC
(United Kingdom)	311,223	10,256,914

Electric Utilities (2.0%)
Iberdrola SA (Spain)	177,971	4,846,568
PG&E Corp. (S)	197,700	7,338,624
		12,185,192

Electronics (4.1%)
Hynix Semiconductor, Inc.
(South Korea) †	51,440	1,797,853
Intel Corp.	254,500	6,352,320
Samsung Electronics Co., Ltd.
(South Korea)	10,125	6,606,312
Taiwan Semiconductor
Manufacturing Co., Ltd. (Taiwan)	5,194,000	9,885,651
		24,642,136

Energy (1.5%)
Pride International, Inc. †	293,800	9,034,350

Engineering & Construction (0.8%)
Daito Trust Construction Co., Ltd. (Japan)	89,600	4,631,472

Financial (2.6%)
Citigroup, Inc.	81,772	3,968,395
Fannie Mae	154,300	7,531,383
Hong Kong Exchanges and Clearing,
Ltd. (Hong Kong)	718,000	2,977,274
Singapore Exchange, Ltd. (Singapore)	819,000	1,428,632
		15,905,684

Health Care Services (1.8%)
Cardinal Health, Inc.	98,845	6,795,594
HCA, Inc. (S)	83,476	4,215,538
		11,011,132

Homebuilding (0.8%)
NVR, Inc. † (S)	6,724	4,720,248

Household Furniture and Appliances (0.5%)
Whirlpool Corp. (S)	38,200	3,199,632

Insurance (5.3%)
ACE, Ltd. (Bermuda)	129,062	6,897,073
Allianz AG (Germany)	27,184	4,102,181
American International Group, Inc.	133,300	9,095,059
Zurich Financial Services AG
(Switzerland) †	56,879	12,087,219
		32,181,532

Putnam VT Global Equity Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value
Investment Banking/Brokerage (4.2%)
Bear Stearns Cos., Inc. (The)	10,900	$1,259,277
Credit Suisse Group (Switzerland)	131,215	6,672,287
Lehman Brothers Holdings, Inc.	63,700	8,164,429
Macquarie Bank, Ltd. (Australia)	190,902	9,540,212
		25,636,205

Leisure (1.1%)
Sega Sammy Holdings, Inc. (Japan)	203,000	6,794,763

Lodging/Tourism (0.3%)
Royal Caribbean Cruises, Ltd.	35,100	1,581,606

Machinery (2.8%)
Fanuc, Ltd. (Japan)	110,500	9,372,977
SMC Corp. (Japan)	52,800	7,539,022
		16,911,999

Manufacturing (1.3%)
SKF AB Class B (Sweden)	549,040	7,694,275

Medical Technology (1.5%)
Becton, Dickinson and Co.	55,300	3,322,424
Nobel Biocare Holding AG
(Switzerland)	16,385	3,593,856
Straumann Holding AG (Switzerland)	9,183	2,122,210
		9,038,490

Metals (1.4%)
Arcelor (Luxembourg)	139,089	3,436,671
POSCO (South Korea)	6,330	1,266,000
Usinas Siderurgicas de Minas Gerais SA
(Usiminas) (Preference shares) (Brazil)	162,400	3,868,655
		8,571,326

Office Equipment & Supplies (1.2%)
Canon, Inc. (Japan)	124,700	7,291,162

Oil & Gas (9.7%)
Canadian Natural Resources, Ltd.
(Canada)	138,644	6,841,385
Chevron Corp.	76,300	4,331,551
Exxon Mobil Corp.	310,443	17,437,583
Marathon Oil Corp.	216,444	13,196,591
Nippon Mining Holdings, Inc.
(Japan)	839,500	5,968,481
Petroleo Brasileiro SA ADR (Brazil)	35,600	2,537,212
Valero Energy Corp. (S)	165,800	8,555,280
		58,868,083

Pharmaceuticals (7.0%)
Astellas Pharma, Inc. (Japan)	110,900	4,322,854
Johnson & Johnson	337,700	20,295,770
Pfizer, Inc.	353,900	8,252,948
Roche Holding AG (Switzerland)	62,988	9,431,946
		42,303,518

COMMON STOCKS (99.5%)* continued

	Shares	Value
Photography/Imaging (0.6%)
Xerox Corp. † (S)	255,881	$3,748,657

Power Producers (0.7%)
AES Corp. (The) †	254,400	4,027,152

Publishing (0.6%)
Dai Nippon Printing Co., Ltd.
(Japan)	187,000	3,327,684

Real Estate (0.2%)
Friedman, Billings, Ramsey
Group, Inc. Class A (R) (S)	144,700	1,432,530

Restaurants (0.5%)
McDonald’s Corp.	97,200	3,277,584

Retail (2.7%)
DSG International PLC
(United Kingdom)	1,272,240	3,575,972
Hennes & Mauritz AB Class B
(Sweden)	89,240	3,028,393
Lowe’s Cos., Inc.	80,531	5,368,196
Michaels Stores, Inc.	129,900	4,594,563
		16,567,124

Semiconductor (0.7%)
Lam Research Corp. †	121,100	4,320,848

Shipping (--%)
Orient Overseas International, Ltd.
(Hong Kong)	40,000	135,684

Software (1.8%)
Microsoft Corp. #	230,600	6,030,190
Oracle Corp. †	415,600	5,074,476
		11,104,666

Technology Services (0.5%)
Accenture, Ltd. Class A (Bermuda)	114,100	3,294,067

Telecommunications (4.8%)
France Telecom SA (France)	193,368	4,786,942
Koninklijke (Royal) KPN NV
(Netherlands)	586,798	5,861,829
NII Holdings, Inc. †	68,000	2,970,240
Sprint Nextel Corp.	286,900	6,701,984
Vodafone Group PLC (United Kingdom)	4,206,963	9,062,671
		29,383,666

Telephone (0.5%)
China Netcom Group Corp.
(Hong Kong), Ltd. (Hong Kong)	1,858,300	3,007,966

Tobacco (2.6%)
Altria Group, Inc.	109,027	8,146,497
Japan Tobacco, Inc. (Japan)	533	7,768,494
		15,914,991

Putnam VT Global Equity Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value
Toys (0.7%)
Sankyo Co., Ltd. (Japan)	76,300	$4,415,974

Water Utilities (0.6%)
Veolia Environnement (France)	75,310	3,396,500

Total common stocks (cost $536,569,710)		$604,174,477

SHORT-TERM INVESTMENTS (4.5%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	5,554,819	$5,554,819
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$21,569,959	21,527,780

Total short-term investments
(cost $27,082,599)		$27,082,599

Total investments (cost $563,652,309)		$631,257,076

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Australia		1.6%
Belgium		1.8
Bermuda		3.2
Brazil		1.1
Canada		1.1
China		0.6
France		3.3
Germany		1.8
Hong Kong		1.0
Ireland		1.0
Italy		1.7
Japan		12.8
Luxembourg		0.6
Netherlands		1.9
South Korea		1.8
Spain		0.8
Sweden		1.8
Switzerland		6.6
Taiwan		1.6
United Kingdom		7.0
United States		46.8
Other		0.1

Total		100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $108,695,635)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$16,269,641	$16,752,539	1/18/06	$(482,898)
British Pound	32,701,559	33,128,944	3/15/06	(427,385)
Canadian Dollar	14,797,408	14,781,555	1/18/06	15,853
Euro	28,315,401	28,505,672	3/15/06	(190,271)
Japanese Yen	7,340,388	7,300,800	2/15/06	39,588
Norwegian Krone	5,135,329	5,160,773	3/15/06	(25,444)
Swiss Franc	3,047,612	3,065,352	3/15/06	(17,740)

Total				$(1,088,297)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05
(aggregate face value $122,369,370)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$6,947,939	$7,002,139	1/18/06	$54,200
British Pound	14,000,206	14,175,387	3/15/06	175,181
Canadian Dollar	910,923	894,894	1/18/06	(16,029)
Euro	33,503,707	33,601,551	3/15/06	97,844
Japanese Yen	36,540,218	36,650,399	2/15/06	110,181
Mexican Peso	2,913,722	2,858,304	1/18/06	(55,418)
Norwegian Krone	2,933,357	2,927,845	3/15/06	(5,512)
Swedish Krona	6,071,392	6,074,538	3/15/06	3,146
Swiss Franc	18,024,916	18,184,313	3/15/06	159,397

Total				$522,990

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Dow Jones Euro
Stoxx 50 (Long)	14	$592,436	Mar-06	$8,469
New Financial Times
Stock Exchange 100
Index (Long)	6	578,392	Mar-06	9,336
S&P ASX 200
Index (Long)	4	346,631	Mar-06	10,326
S&P/Toronto Stock
Exchange 60
Index (Long)	4	436,407	Mar-06	4,882
Tokyo Price
Index (Long)	4	557,071	Mar-06	15,288

Total				$48,301

See page 267 for Notes to the Portfolios.

Putnam VT Growth and Income Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (98.6%)*

	Shares	Value
Aerospace and Defense (3.8%)
Boeing Co. (The)	571,400	$40,135,136
Lockheed Martin Corp.	1,665,000	105,943,950
United Technologies Corp.	475,000	26,557,250
		172,636,336

Airlines (0.2%)
Southwest Airlines Co.	575,900	9,462,037

Automotive (0.4%)
General Motors Corp. (S)	692,200	13,442,524
Lear Corp. (S)	162,100	4,613,366
		18,055,890

Banking (9.7%)
Bank of America Corp. (S)	3,914,200	180,640,330
Commerce Bancorp, Inc.	166,800	5,739,588
U.S. Bancorp	3,303,500	98,741,615
Washington Mutual, Inc.	1,739,600	75,672,600
Wells Fargo & Co.	1,237,701	77,764,754
		438,558,887

Beverage (2.1%)
Coca-Cola Co. (The)	1,671,500	67,378,165
Coca-Cola Enterprises, Inc.	1,303,000	24,978,510
PepsiCo, Inc.	34,300	2,026,444
		94,383,119

Building Materials (1.6%)
Masco Corp.	1,767,200	53,351,768
Sherwin Williams Co.	396,000	17,986,320
		71,338,088

Chemicals (2.8%)
Dow Chemical Co. (The) (S)	711,800	31,191,076
E.I. du Pont de Nemours & Co.	1,423,700	60,507,250
Huntsman Corp. †	957,500	16,488,150
Rohm & Haas Co.	351,200	17,005,104
		125,191,580

Commercial and Consumer Services (0.8%)
Cendant Corp.	1,978,400	34,127,400

Communications Equipment (0.8%)
Cisco Systems, Inc. †	2,211,200	37,855,744

Computers (2.1%)
Hewlett-Packard Co.	3,256,210	93,225,292
IBM Corp.	42,200	3,468,840
		96,694,132

Conglomerates (4.0%)
3M Co.	591,800	45,864,500
General Electric Co.	241,260	8,456,163

COMMON STOCKS (98.6%)* continued

	Shares	Value
Conglomerates continued
Textron, Inc.	385,600	$29,683,488
Tyco International, Ltd. (Bermuda)	3,395,400	97,991,244
		181,995,395

Consumer Finance (2.8%)
Capital One Financial Corp.	760,600	65,715,840
Countrywide Financial Corp.	1,804,900	61,709,531
		127,425,371

Consumer Goods (1.2%)
Avon Products, Inc.	1,132,000	32,318,600
Estee Lauder Cos., Inc. (The)
Class A (S)	488,000	16,338,240
Procter & Gamble Co. (The)	68,000	3,935,840
		52,592,680

Consumer Services (0.1%)
Service Corporation International	385,100	3,150,118

Containers (0.1%)
Owens-Illinois, Inc. †	210,260	4,423,870

Electric Utilities (3.7%)
Dominion Resources, Inc. (S)	262,300	20,249,560
Entergy Corp.	490,800	33,693,420
Exelon Corp. (S)	757,600	40,258,864
Great Plains Energy, Inc. (S)	108,400	3,030,864
PG&E Corp. (S)	1,627,200	60,401,664
Sierra Pacific Resources †	582,000	7,589,280
		165,223,652

Electronics (1.7%)
Intel Corp.	1,438,200	35,897,472
Motorola, Inc.	1,836,600	41,488,794
		77,386,266

Energy (0.5%)
Pride International, Inc. †	469,000	14,421,750
Weatherford International,
Ltd. † (S)	275,000	9,955,000
		24,376,750

Financial (7.1%)
Citigroup, Inc. #	3,784,100	183,642,373
Fannie Mae	1,018,100	49,693,461
Freddie Mac	846,100	55,292,635
MGIC Investment Corp.	153,300	10,090,206
PMI Group, Inc. (The)	254,000	10,431,780
Radian Group, Inc.	205,000	12,010,950
		321,161,405

Food (0.5%)
Tyson Foods, Inc. Class A (S)	1,362,200	23,293,620

Putnam VT Growth and Income Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value
Forest Products and Packaging (0.7%)
Smurfit-Stone Container Corp. †	264,000	$3,740,880
Weyerhaeuser Co. (S)	401,100	26,608,974
		30,349,854

Gaming & Lottery (--%)
GTECH Holdings Corp.	22,700	720,498

Health Care Services (3.4%)
AmerisourceBergen Corp.	638,200	26,421,480
Cardinal Health, Inc.	764,000	52,525,000
CIGNA Corp.	326,700	36,492,390
HCA, Inc.	401,100	20,255,550
Humana, Inc. † (S)	321,700	17,477,961
		153,172,381

Homebuilding (0.6%)
Lennar Corp.	477,200	29,118,744

Household Furniture and Appliances (0.8%)
Whirlpool Corp. (S)	417,000	34,927,920

Insurance (8.7%)
ACE, Ltd. (Bermuda) (S)	1,188,600	63,518,784
American International Group, Inc.	2,115,700	144,354,211
Chubb Corp. (The)	570,900	55,748,385
Everest Re Group, Ltd. (Barbados)	130,900	13,135,815
Genworth Financial, Inc. Class A	208,320	7,203,706
Hartford Financial Services
Group, Inc. (The)	369,200	31,710,588
MetLife, Inc.	827,100	40,527,900
Prudential Financial, Inc.	387,000	28,324,530
St. Paul Travelers Cos., Inc. (The) (S)	155,900	6,964,053
		391,487,972

Investment Banking/Brokerage (1.1%)
Morgan Stanley	891,900	50,606,406

Leisure (0.9%)
Brunswick Corp.	976,000	39,684,160

Lodging/Tourism (0.7%)
Royal Caribbean Cruises, Ltd.	656,800	29,595,408

Machinery (1.3%)
Deere (John) & Co.	414,400	28,224,784
Parker-Hannifin Corp.	431,500	28,461,740
		56,686,524

Manufacturing (0.7%)
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	788,200	31,819,634

Media (1.2%)
Time Warner, Inc.	142,200	2,479,968
Walt Disney Co. (The)	2,093,600	50,183,592
		52,663,560

COMMON STOCKS (98.6%)* continued

	Shares	Value
Medical Technology (1.9%)
Baxter International, Inc.	698,300	$26,290,995
Becton, Dickinson and Co.	643,000	38,631,440
Boston Scientific Corp. †	663,530	16,249,850
PerkinElmer, Inc.	156,500	3,687,140
		84,859,425

Metals (0.7%)
Alcoa, Inc.	421,400	12,460,798
United States Steel Corp. (S)	381,500	18,338,705
		30,799,503

Natural Gas Utilities (0.1%)
Southern Union Co. †	197,875	4,675,786

Oil & Gas (8.2%)
Amerada Hess Corp.	322,800	40,937,496
Apache Corp.	439,000	30,080,280
Chevron Corp.	1,494,500	84,842,765
ConocoPhillips	91,840	5,343,251
Devon Energy Corp.	550,300	34,415,762
Exxon Mobil Corp.	2,071,900	116,378,623
Marathon Oil Corp.	751,000	45,788,470
Occidental Petroleum Corp.	83,100	6,638,028
Valero Energy Corp.	121,000	6,243,600
		370,668,275

Pharmaceuticals (7.3%)
Abbott Laboratories	544,000	21,449,920
Barr Pharmaceuticals, Inc. †	172,000	10,713,880
Johnson & Johnson	1,569,700	94,338,970
Mylan Laboratories, Inc.	673,700	13,447,052
Pfizer, Inc.	5,700,200	132,928,664
Watson Pharmaceuticals, Inc. † (S)	147,500	4,795,225
Wyeth	1,061,600	48,907,912
		326,581,623

Photography/Imaging (1.2%)
Xerox Corp. † (S)	3,732,700	54,684,055

Publishing (0.4%)
R. R. Donnelley & Sons Co.	553,600	18,938,656

Railroads (0.2%)
Norfolk Southern Corp.	198,200	8,885,306

Regional Bells (1.5%)
Verizon Communications, Inc.	2,189,500	65,947,740

Restaurants (1.3%)
McDonald’s Corp.	1,799,900	60,692,628

Retail (4.6%)
Foot Locker, Inc. (S)	137,900	3,253,061
Gap, Inc. (The)	1,106,800	19,523,952
Home Depot, Inc. (The)	1,770,300	71,661,744
Office Depot, Inc. †	1,025,000	32,185,000

Putnam VT Growth and Income Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value
Retail continued
Rite Aid Corp. † (S)	5,562,000	$19,355,760
Supervalu, Inc.	979,800	31,823,904
Wal-Mart Stores, Inc.	622,200	29,118,960
		206,922,381

Software (1.1%)
Oracle Corp. †	3,975,000	48,534,750

Telecommunications (1.0%)
Comcast Corp. Class A †	796,000	20,664,160
Sprint Nextel Corp.	1,024,800	23,939,328
		44,603,488

Telephone (0.1%)
AT&T, Inc.	91,900	2,250,631

Tobacco (2.2%)
Altria Group, Inc.	1,295,000	96,762,400

Toys (0.1%)
Mattel, Inc.	206,700	3,269,994

Waste Management (0.6%)
Waste Management, Inc.	905,000	27,466,750

Total common stocks (cost $3,484,205,948)		$4,436,708,792

CONVERTIBLE PREFERRED STOCKS (0.1%)* (cost $2,554,247)

	Shares	Value

General Motors Corp. Ser. A,
$1.13 cv. pfd.	121,600	$2,523,200

SHORT-TERM INVESTMENTS (2.6%)*

	Principal amount/shares	Value

Interest in $455,000,000 joint
tri-party repurchase agreement
dated December 30, 2005 with Bank
of America Securities, LLC due
January 3, 2006 with respect
to various U.S. Government
obligations -- maturity value
of $22,234,593 for an effective
yield of 4.29% (collateralized by
Fannie Mae with a yield of 5.00%
and a due date of April 1, 2035,
valued at $464,100,001)	$22,224,000	$22,224,000
Putnam Prime Money Market Fund (e)	42,653,657	42,653,657
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$53,444,294	53,339,785

Total short-term investments
(cost $118,217,442)		$118,217,442

Total investments (cost $3,604,977,637)		$4,557,449,434

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	66	$20,704,200	Mar-06	$(239,279)

WRITTEN OPTIONS OUTSTANDING at 12/31/05
(premiums received $5,171)

			Expiration
		Contract	date/
		amount	strike price	Value

Supervalu, Inc. (Put)		15,797	Jan-06/	$5,245
			30.79 USD

See page 267 for Notes to the Portfolios.

Putnam VT Growth Opportunities Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (100.2%)*

	Shares	Value
Aerospace and Defense (1.9%)
L-3 Communications Holdings, Inc.	8,500	$631,975
Lockheed Martin Corp.	6,900	439,047
		1,071,022

Airlines (0.6%)
Southwest Airlines Co.	19,600	322,028

Banking (6.4%)
Commerce Bancorp, Inc.	26,700	918,747
Marshall & Ilsley Corp.	8,000	344,320
U.S. Bancorp	48,800	1,458,632
Washington Mutual, Inc.	20,500	891,750
		3,613,449

Biotechnology (2.2%)
Amgen, Inc. †	12,900	1,017,294
Genentech, Inc. †	2,700	249,750
		1,267,044

Broadcasting (0.5%)
XM Satellite Radio Holdings, Inc.
Class A †	9,800	267,344

Building Materials (1.3%)
Sherwin Williams Co.	10,100	458,742
Vulcan Materials Co.	4,400	298,100
		756,842

Commercial and Consumer Services (4.4%)
eBay, Inc. †	26,300	1,137,475
Google, Inc. Class A †	1,100	456,346
Yahoo!, Inc. †	23,400	916,812
		2,510,633

Communications Equipment (3.2%)
Cisco Systems, Inc. †	68,100	1,165,872
Qualcomm, Inc.	15,400	663,432
		1,829,304

Computers (5.7%)
Apple Computer, Inc. †	13,400	963,326
Dell, Inc. †	42,000	1,259,580
EMC Corp. †	73,600	1,002,432
		3,225,338

Conglomerates (0.9%)
Danaher Corp.	8,800	490,864

Consumer Finance (8.1%)
Capital One Financial Corp.	12,900	1,114,560
Countrywide Financial Corp.	36,800	1,258,192
MBNA Corp.	83,100	2,256,165
		4,628,917

Electric Utilities (1.2%)
Exelon Corp.	12,700	674,878

COMMON STOCKS (100.2%)* continued

	Shares	Value
Electronics (3.8%)
Freescale Semiconductor, Inc.
Class B †	11,900	$299,523
Intel Corp.	49,400	1,233,024
Texas Instruments, Inc.	19,500	625,365
		2,157,912

Health Care Services (6.7%)
Cardinal Health, Inc.	11,600	797,500
Express Scripts, Inc. †	4,100	343,580
HCA, Inc.	7,700	388,850
Humana, Inc. †	5,900	320,547
Medco Health Solutions, Inc. †	8,300	463,140
UnitedHealth Group, Inc.	15,600	969,384
WellPoint, Inc. †	6,800	542,572
		3,825,573

Homebuilding (1.1%)
NVR, Inc. †	870	610,740

Insurance (5.6%)
ACE, Ltd. (Bermuda)	10,600	566,464
American International Group, Inc.	30,000	2,046,900
Everest Re Group, Ltd. (Barbados)	5,700	571,995
		3,185,359

Investment Banking/Brokerage (2.0%)
Bear Stearns Cos., Inc. (The)	4,500	519,885
Lehman Brothers Holdings, Inc.	4,700	602,399
		1,122,284

Leisure (0.7%)
Harley-Davidson, Inc.	7,500	386,175

Lodging/Tourism (1.9%)
Las Vegas Sands Corp. †	11,600	457,852
Royal Caribbean Cruises, Ltd.	13,200	594,792
		1,052,644

Machinery (2.0%)
Caterpillar, Inc.	14,100	814,557
Parker-Hannifin Corp.	5,100	336,396
		1,150,953

Medical Technology (4.1%)
Baxter International, Inc.	16,500	621,225
Becton, Dickinson and Co.	9,000	540,720
Medtronic, Inc.	13,700	788,709
St. Jude Medical, Inc. †	8,000	401,600
		2,352,254

Oil & Gas (7.2%)
Amerada Hess Corp.	4,900	621,418
Apache Corp.	8,890	609,143
Devon Energy Corp.	8,000	500,320
Marathon Oil Corp.	11,300	688,961

Putnam VT Growth Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value
Oil & Gas continued
Occidental Petroleum Corp.	11,300	$902,644
Valero Energy Corp.	15,200	784,320
		4,106,806

Pharmaceuticals (5.0%)
Johnson & Johnson	29,100	1,748,910
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	5,900	253,759
Wyeth	18,600	856,902
		2,859,571

Power Producers (0.5%)
AES Corp. (The) †	18,400	291,272

Publishing (1.5%)
McGraw-Hill Companies, Inc. (The)	10,100	521,463
R. R. Donnelley & Sons Co.	9,500	324,995
		846,458

Restaurants (2.6%)
McDonald’s Corp.	9,600	323,712
Starbucks Corp. †	18,400	552,184
Yum! Brands, Inc.	13,200	618,816
		1,494,712

Retail (7.8%)
Abercrombie & Fitch Co. Class A	7,200	469,296
Best Buy Co., Inc.	11,950	519,586
Home Depot, Inc. (The)	21,800	882,464
Lowe’s Cos., Inc.	12,100	806,586
Michaels Stores, Inc.	13,400	473,958
Staples, Inc.	42,400	962,904
Whole Foods Market, Inc.	4,000	309,560
		4,424,354

Schools (0.6%)
Apollo Group, Inc. Class A †	5,200	314,392

Semiconductor (0.9%)
Applied Materials, Inc.	29,400	527,436

Software (3.1%)
Adobe Systems, Inc.	10,300	380,688
Autodesk, Inc.	7,900	339,305
Citrix Systems, Inc. †	7,800	224,484
McAfee, Inc. †	11,300	306,569
Oracle Corp. †	42,200	515,262
		1,766,308

Technology Services (2.3%)
Accenture, Ltd. Class A (Bermuda)	10,500	303,135
Automatic Data Processing, Inc.	8,700	399,243
Fair Isaac Corp.	5,000	220,850
Fiserv, Inc. †	8,800	380,776
		1,304,004

COMMON STOCKS (100.2%)* continued

	Shares	Value
Telecommunications (1.3%)
Sprint Nextel Corp.	31,500	$735,840

Tobacco (1.6%)
Altria Group, Inc.	12,300	919,056

Transportation Services (1.5%)
United Parcel Service, Inc. Class B	11,300	849,195

Total investments (cost $49,197,219)		$56,940,961

See page 267 for Notes to the Portfolios.

Putnam VT Health Sciences Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (96.8%)*

	Shares	Value
Biotechnology (17.3%)
Amgen, Inc. † (S)	266,400	$21,008,305
Amylin Pharmaceuticals, Inc. † (S)	75,500	3,013,960
Basilea Pharmaceutical 144A
(Switzerland) †	5,000	527,474
Biogen Idec, Inc. †	152,200	6,899,226
Chiron Corp. † (S)	30,600	1,360,476
Genentech, Inc. †	181,100	16,751,750
Genzyme Corp. †	66,400	4,699,792
Idenix Pharmaceuticals, Inc. † (S)	22,600	386,686
MedImmune, Inc. †	117,800	4,125,356
Neurocrine Biosciences, Inc. †	26,000	1,630,980
		60,404,005

Health Care Services (18.8%)
AmerisourceBergen Corp.	176,000	7,286,400
Cardinal Health, Inc.	224,400	15,427,500
Caremark Rx, Inc. †	22,200	1,149,738
CIGNA Corp.	36,000	4,021,200
Community Health Systems, Inc. †	55,600	2,131,704
Coventry Health Care, Inc. †	52,650	2,998,944
HCA, Inc. (S)	136,600	6,898,300
Health Management Associates, Inc.
Class A	168,900	3,709,044
Medco Health Solutions, Inc. †	39,900	2,226,420
Omnicare, Inc.	61,400	3,513,308
Quest Diagnostics, Inc.	42,600	2,193,048
Triad Hospitals, Inc. †	84,200	3,303,166
WellPoint, Inc. †	136,600	10,899,314
		65,758,086

Medical Technology (16.7%)
Baxter International, Inc.	145,800	5,489,370
Beckman Coulter, Inc.	24,200	1,376,980
Becton, Dickinson and Co.	78,800	4,734,304
Boston Scientific Corp. †	226,000	5,534,740
C.R. Bard, Inc.	35,300	2,326,976
Charles River Laboratories
International, Inc. †	51,700	2,190,529
Guidant Corp.	54,400	3,522,400
Medtronic, Inc.	265,600	15,290,592
Nobel Biocare Holding AG
(Switzerland)	12,500	2,741,727
Nobel Biocare Holding AG
(Switzerland)	250	54,674
PerkinElmer, Inc.	72,500	1,708,100
Respironics, Inc. †	23,200	860,024
St. Jude Medical, Inc. †	152,300	7,645,460
Synthes, Inc. (Switzerland)	42,600	4,772,131
		58,248,007

Other (0.6%)
Health Care Select Sector SPDR Fund (S)	70,687	2,242,192

COMMON STOCKS (96.8%)* continued

	Shares	Value
Pharmaceuticals (43.4%)
Abbott Laboratories	245,000	$9,660,350
Astellas Pharma, Inc. (Japan)	129,000	5,028,387
Barr Pharmaceuticals, Inc. †	87,800	5,469,062
Cephalon, Inc. † (S)	26,000	1,683,240
Daiichi Sankyo Co., Ltd. (Japan)	233,000	4,491,780
Eli Lilly Co.	234,300	13,259,037
GlaxoSmithKline PLC ADR
(United Kingdom)	204,200	10,308,016
Johnson & Johnson	402,000	24,160,200
Mylan Laboratories, Inc.	214,900	4,289,404
Novartis AG (Switzerland)	379,251	19,874,986
Par Pharmaceutical Cos., Inc. † (S)	44,200	1,385,228
Pfizer, Inc.	519,000	12,103,080
Roche Holding AG (Switzerland)	122,512	18,345,186
Teva Pharmaceutical Industries,
Ltd. ADR (Israel) (S)	65,000	2,795,650
Wyeth	413,300	19,040,731
		151,894,337

Total common stocks (cost $261,140,877)		$338,546,627

SHORT-TERM INVESTMENTS (6.5%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	11,635,178	$11,635,178
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$11,055,256	11,033,638

Total short-term investments
(cost $22,668,816)		$22,668,816

Total investments (cost $283,809,693)		$361,215,443

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Israel		0.8%
Japan		2.7
Switzerland		13.2
United Kingdom		3.0
United States		80.3

Total		100.0%

Putnam VT Health Sciences Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $29,394,629)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$872,853	$905,382	1/18/06	$(32,529)
British Pound	11,641,124	11,759,499	3/15/06	(118,375)
Canadian Dollar	705,679	700,588	1/18/06	5,091
Danish Krone	1,583,878	1,578,323	3/15/06	5,555
Euro	12,605,330	12,589,871	3/15/06	15,459
Japanese Yen	1,836,760	1,860,966	2/15/06	(24,206)

Total				$(149,005)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Swiss Franc	$24,664,043	$24,862,185	3/15/06	$198,142

See page 267 for Notes to the Portfolios.

Putnam VT High Yield Fund

The fund’s portfolio 12/31/05

CORPORATE BONDS AND NOTES (86.4%)*

		Principal amount	Value
Advertising and Marketing Services (0.4%)
Affinion Group, Inc. 144A company
guaranty 10 1/8s, 2013		$1,245,000	$1,213,875
Lamar Media Corp. company
guaranty 7 1/4s, 2013		1,035,000	1,073,813
			2,287,688

Automotive (3.8%)
Dana Corp. notes 10 1/8s, 2010		315,000	269,325
Dana Corp. notes 9s, 2011		1,415,000	1,139,075
Dura Operating Corp. company
guaranty Ser. B, 8 5/8s, 2012		942,000	777,150
Ford Motor Co. notes 7.45s, 2031		2,330,000	1,584,400
Ford Motor Credit Corp.
bonds 7 3/8s, 2011		2,510,000	2,200,060
Ford Motor Credit Corp.
notes 7 7/8s, 2010		3,795,000	3,415,090
Ford Motor Credit Corp.
notes 7 3/8s, 2009		1,240,000	1,099,739
General Motors Acceptance Corp.
bonds 8s, 2031		4,950,000	4,741,511
General Motors Acceptance Corp.
notes 5 1/8s, 2008		905,000	805,662
Hertz Corp. 144A sr. notes
8 7/8s, 2014		1,325,000	1,349,844
Meritor Automotive, Inc.
notes 6.8s, 2009		770,000	718,025
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014		985,000	930,825
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013		1,725,000	1,884,563
TRW Automotive Inc.
sr. notes 9 3/8s, 2013		600,000	649,500
TRW Automotive Inc.
sr. sub. notes 11s, 2013		2,030,000	2,278,675
			23,843,444

Basic Materials (9.0%)
AK Steel Corp. company
guaranty 7 7/8s, 2009		650,000	617,500
ALROSA Finance SA 144A company
guaranty 8 7/8s, 2014 (Luxembourg)		1,190,000	1,363,859
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		1,025,000	1,140,313
Century Aluminum Co. company
guaranty 7 1/2s, 2014		625,000	615,625
Chaparral Steel Co. company
guaranty 10s, 2013		1,930,000	2,079,575
Chesapeake Corp.
sr. sub. notes 7s, 2014	EUR	430,000	498,774
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	525,000	661,599
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero %
(12s, 6/1/08), 2013 ††		$535,000	462,775

CORPORATE BONDS AND NOTES (86.4%)* continued

		Principal amount	Value

Basic Materials continued
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		$2,275,000	$2,058,875
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero %
(10s, 10/1/09), 2014 ††		1,390,000	1,021,650
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		3,230,000	3,504,550
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		680,000	716,550
Georgia-Pacific Corp.
sr. notes 8s, 2024		410,000	391,550
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		1,470,000	1,620,675
Gibraltar Industries, Inc. 144A
sr. sub. notes 8s, 2015		665,000	669,988
Hercules, Inc. company
guaranty 6 3/4s, 2029		1,480,000	1,424,500
Huntsman International, LLC company
guaranty 10 1/8s, 2009		1,465,000	1,501,625
Huntsman, LLC company
guaranty 11 5/8s, 2010		519,000	591,011
Huntsman, LLC company
guaranty 11 1/2s, 2012		408,000	462,060
Innophos, Inc. 144A
sr. sub. notes 9 5/8s, 2014		2,120,000	2,135,900
ISP Chemco, Inc. company
guaranty Ser. B, 10 1/4s, 2011		1,550,000	1,658,500
ISP Holdings, Inc. sec.
sr. notes Ser. B, 10 5/8s, 2009		600,000	630,000
Ispat Inland ULC
sec. notes 9 3/4s, 2014		630,000	713,475
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		800,000	736,000
JSG Holding PLC 144A
sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	921,316	1,005,105
Lyondell Chemical Co.
bonds 11 1/8s, 2012		$140,000	156,625
Lyondell Chemical Co. notes Ser. A,
9 5/8s, 2007		1,155,000	1,205,531
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		2,560,000	2,560,000
MDP Acquisitions PLC
sr. notes Ser. EUR, 10 1/8s, 2012
(Ireland)	EUR	70,000	88,007
Metals USA, Inc. 144A sec.
notes 11 1/8s, 2015		$760,000	779,000
Millennium America, Inc. company
guaranty 9 1/4s, 2008		1,840,000	1,984,900
Nalco Co. sr. notes 7 3/4s, 2011		600,000	616,500
Nalco Co. sr. sub. notes 9s, 2013	EUR	675,000	858,588
Nalco Co. sr. sub. notes 8 7/8s, 2013		$1,545,000	1,618,388

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

		Principal amount	Value
Basic Materials continued
Nell AF S.a.r.l. 144A
sr. notes 8 3/8s, 2015 (Luxembourg)		$1,175,000	$1,163,250
Nell AF S.a.r.l. 144A
sr. notes 8 3/8s, 2015
(Luxembourg)	EUR	270,000	324,011
NewPage Corp. sec. notes 10s, 2012		$1,605,000	1,576,913
Norske Skog Canada, Ltd.
sr. notes 7 3/8s, 2014 (Canada)		780,000	682,500
Novelis, Inc. 144A
sr. notes 7 1/2s, 2015		3,590,000	3,347,675
PCI Chemicals Canada sec.
sr. notes 10s, 2008 (Canada)		316,735	332,572
PQ Corp. 144A company
guaranty 7 1/2s, 2013		1,525,000	1,418,250
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	800,000	974,656
Rockwood Specialties Group, Inc.
sub. notes 7 1/2s, 2014		$300,000	298,875
SGL Carbon Luxembourg SA 144A
sr. notes 8 1/2s, 2012
(Luxembourg)	EUR	520,000	671,550
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009		$1,125,000	1,186,875
Sterling Chemicals, Inc. sec.
notes 10s, 2007		289,803	278,211
Stone Container Corp.
sr. notes 9 3/4s, 2011		1,895,000	1,913,950
Stone Container Corp.
sr. notes 8 3/8s, 2012		1,255,000	1,214,213
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		325,000	295,750
Tembec Industries, Inc. company
guaranty 8 1/2s, 2011 (Canada)		162,000	89,910
Tembec Industries, Inc. company
guaranty 7 3/4s, 2012 (Canada)		445,000	238,075
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		910,000	961,188
United States Steel Corp.
sr. notes 9 3/4s, 2010		286,000	311,025
United States Steel, LLC
sr. notes 10 3/4s, 2008		1,254,000	1,385,670
Wheeling-Pittsburgh Steel Corp.
sr. notes 6s, 2010 ‡‡		94,853	66,397
Wheeling-Pittsburgh Steel Corp.
sr. notes 5s, 2011 ‡‡		179,118	145,533
			57,026,622

Beverage (0.1%)
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008		685,000	714,113
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8 1/8s, 2012		70,000	73,325
			787,438

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Broadcasting (3.5%)
British Sky Broadcasting PLC
company guaranty 8.2s, 2009
(United Kingdom)	$770,000	$841,570
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	2,690,000	2,629,475
DirecTV Holdings, LLC
sr. notes 8 3/8s, 2013	974,000	1,047,050
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	1,630,000	1,562,763
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	2,660,000	2,560,250
Emmis Communications Corp.
sr. notes FRN 10.366s, 2012	880,000	883,300
Granite Broadcasting Corp. sec.
notes 9 3/4s, 2010	2,510,000	2,309,200
Gray Television, Inc. company
guaranty 9 1/4s, 2011	595,000	636,650
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	1,030,000	987,513
LIN Television Corp.
sr. sub. notes 6 1/2s, 2013	175,000	167,781
Paxson Communications Corp. 144A
sec. FRN 10.777s, 2013	680,000	653,650
Paxson Communications Corp. 144A
sec. FRN 7.777s, 2012	820,000	814,875
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	2,565,000	2,731,725
Sinclair Broadcast Group, Inc.
company guaranty 8 3/4s, 2011	1,290,000	1,356,113
Sirius Satellite Radio, Inc. 144A
sr. notes 9 5/8s, 2013	1,265,000	1,246,025
Young Broadcasting, Inc. company
guaranty 10s, 2011	1,242,000	1,162,823
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	735,000	647,719
		22,238,482

Building Materials (1.4%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	1,475,000	1,423,375
Building Materials Corp. company
guaranty 8s, 2008	640,000	646,400
Goodman Global Holding Co., Inc.
144A sr. notes 7.491s, 2012	785,000	777,150
Goodman Global Holding Co., Inc.
144A sr. sub. notes 7 7/8s, 2012	1,805,000	1,678,650
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	1,035,000	646,875
Owens Corning bonds 7 1/2s,
2018 (In default) †	525,000	408,188
Owens Corning notes 7 1/2s,
2005 (In default) † ****	1,245,000	955,538

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value

Building Materials continued
Texas Industries, Inc. 144A
sr. notes 7 1/4s, 2013	$895,000	$928,563
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	1,370,000	1,322,050
		8,786,789

Cable Television (2.7%)
Adelphia Communications Corp.
sr. notes 10 7/8s,
2010 (In default) †	290,000	162,400
Adelphia Communications Corp.
sr. notes 10 1/4s,
2006 (In default) †	130,000	72,150
Adelphia Communications Corp.
sr. notes 9 3/8s,
2009 (In default) †	80,000	46,800
Adelphia Communications Corp.
sr. notes 7 7/8s,
2009 (In default) †	140,000	77,000
Adelphia Communications Corp.
sr. notes Ser. B, 9 7/8s,
2007 (In default) †	755,000	426,575
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	865,000	772,013
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	1,065,000	995,775
CCH I Holdings LLC 144A company
guaranty 11 1/8s, 2014	727,000	423,478
CCH I Holdings LLC 144A company
guaranty 10s, 2014	1,005,000	570,338
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††	95,000	44,888
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %
(11 3/4s, 5/15/06), 2014 ††	180,000	99,900
CCH I LLC 144A
secd. notes 11s, 2015	5,789,000	4,862,760
CSC Holdings, Inc.
debs. 7 5/8s, 2018	355,000	337,250
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	810,000	805,950
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012	1,495,000	1,412,775
Intelsat Bermuda, Ltd. 144A
sr. notes 8 5/8s, 2015 (Bermuda)	1,565,000	1,580,650
Intelsat Bermuda, Ltd. 144A
sr. notes 8 1/4s, 2013 (Bermuda)	745,000	752,450
Kabel Deutscheland GmbH 144A
company guaranty 10 5/8s, 2014
(Germany)	1,420,000	1,494,550

CORPORATE BONDS AND NOTES (86.4%)* continued

		Principal amount	Value

Cable Television continued
Quebecor Media, Inc. sr. disc.
notes stepped-coupon zero %
(13 3/4s, 7/15/06), 2011
(Canada) ††		$380,000	$394,250
Quebecor Media, Inc.
sr. notes 11 1/8s, 2011 (Canada)		1,630,000	1,768,550
			17,100,502

Capital Goods (7.4%)
AEP Industries, Inc.
sr. unsub. 7 7/8s, 2013		600,000	586,625
Aero Invest 1 SA 144A company
guaranty FRN 10.634s, 2015
(Luxembourg) ‡‡	EUR	600,000	723,562
Alliant Techsystems, Inc. company
guaranty 8 1/2s, 2011		$600,000	630,000
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008		2,240,000	2,354,800
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		1,630,000	1,744,100
Argo-Tech Corp. company
guaranty 9 1/4s, 2011		1,160,000	1,189,000
BE Aerospace, Inc.
sr. notes 8 1/2s, 2010		1,570,000	1,675,975
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,585,000	1,672,175
Bombardier, Inc. 144A notes 6 3/4s,
2012 (Canada)		1,250,000	1,153,125
Browning-Ferris Industries, Inc.
debs. 7.4s, 2035		770,000	677,600
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		950,000	952,375
Crown Americas, LLC/Crown Americas
Capital Corp. 144A
sr. notes 7 5/8s, 2013		2,215,000	2,298,063
Crown Cork & Seal Co. Inc.
debs. 8s, 2023		600,000	576,000
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04, cost $1,082,547) ‡		3,300,000	1,823,250
Earle M. Jorgensen Co. sec.
notes 9 3/4s, 2012		1,795,000	1,916,163
Greenbrier Companies, Inc. 144A
sr. notes 8 3/8s, 2015		630,000	642,600
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		995,000	960,175
Invensys, PLC notes 9 7/8s, 2011
(United Kingdom)		445,000	440,550
Jacuzzi Brands, Inc. sec.
notes 9 5/8s, 2010		1,265,000	1,344,063
L-3 Communications Corp. company
guaranty 7 5/8s, 2012		640,000	673,600
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		1,500,000	1,488,750

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

		Principal amount	Value
Capital Goods continued
L-3 Communications Corp. 144A
sr. sub. notes 6 3/8s, 2015		$1,510,000	$1,506,225
Legrand SA debs. 8 1/2s, 2025
(France)		2,580,000	3,102,450
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		957,000	1,064,663
Manitowoc Co., Inc. (The) company
guaranty 10 3/8s, 2011	EUR	315,000	400,675
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		$415,000	426,413
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		620,000	530,100
Mueller Group, Inc.
sr. sub. notes 10s, 2012		510,000	541,875
Mueller Holdings, Inc. disc.
notes stepped-coupon zero %
(14 3/4s, 4/15/09), 2014 ††		1,025,000	771,313
Owens-Brockway Glass company
guaranty 8 7/8s, 2009		75,000	78,188
Owens-Brockway Glass company
guaranty 8 1/4s, 2013		1,635,000	1,688,138
Owens-Brockway Glass company
guaranty 7 3/4s, 2011		525,000	547,969
Owens-Brockway Glass sr. sec.
notes 8 3/4s, 2012		1,125,000	1,209,375
Owens-Illinois, Inc. debs. 7.8s, 2018		925,000	920,375
Plastipak Holdings Inc. 144A
sr. notes 8 1/2s, 2015		630,000	636,300
Polypore, Inc. notes 8 3/4s, 2012	EUR	205,000	212,764
Ray Acquisition sr. notes 9 3/8s,
2015 (France)	EUR	835,000	1,039,455
Siebe PLC 144A sr. unsub. 6 1/2s,
2010 (United Kingdom)		$845,000	727,756
Solo Cup Co.
sr. sub. notes 8 1/2s, 2014		1,205,000	1,054,375
TD Funding Corp. company
guaranty 8 3/8s, 2011		1,875,000	1,973,438
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		510,000	555,900
Terex Corp. company
guaranty 9 1/4s, 2011		360,000	384,300
Terex Corp. company
guaranty 7 3/8s, 2014		162,000	160,380
Terex Corp. company
guaranty Ser. B, 10 3/8s, 2011		1,285,000	1,366,919
			46,421,897

Commercial and Consumer Services (0.3%)
Coinmach Corp. sr. notes 9s, 2010		1,690,000	1,770,275

Communication Services (7.2%)
Alamosa Delaware, Inc. company
guaranty 12s, 2009		511,000	558,906
Alamosa Delaware, Inc. company
guaranty 11s, 2010		687,000	774,593

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value

Communication Services continued
Alamosa Delaware, Inc.
sr. notes 8 1/2s, 2012	$325,000	$351,406
American Cellular Corp. company
guaranty 9 1/2s, 2009	385,000	401,844
American Cellular Corp.
sr. notes Ser. B, 10s, 2011	865,000	938,525
American Tower Corp.
sr. notes 7 1/2s, 2012	735,000	768,075
American Towers, Inc. company
guaranty 7 1/4s, 2011	2,430,000	2,527,200
Asia Global Crossing, Ltd.
sr. notes 13 3/8s, 2010
(Bermuda) (In default) †	1,025,025	43,564
AT&T Corp. sr. notes 9 3/4s, 2031	3,575,000	4,490,643
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013	715,000	777,563
Centennial Communications Corp.
144A sr. notes 10s, 2013	285,000	287,850
Centennial Communications Corp.
144A sr. notes FRN 10.25s, 2013	885,000	887,213
Cincinnati Bell Telephone company
guaranty 6.3s, 2028	290,000	263,900
Cincinnati Bell, Inc. company
guaranty 7s, 2015	520,000	509,600
Cincinnati Bell, Inc.
sr. sub. notes 8 3/8s, 2014	595,000	585,331
Cincinnati Bell, Inc.
unsub. notes 7 1/4s, 2023	785,000	759,488
Citizens Communications Co.
notes 9 1/4s, 2011	1,840,000	2,028,600
Citizens Communications Co.
sr. notes 6 1/4s, 2013	1,595,000	1,543,163
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	1,415,000	1,453,913
Dobson Cellular Systems sec.
notes 9 7/8s, 2012	1,175,000	1,295,438
Dobson Communications Corp.
sr. notes 8 7/8s, 2013	600,000	598,500
Dobson Communications Corp. 144A
sr. notes FRN 8.4s, 2012	530,000	527,350
Eircom Funding company
guaranty Ser. US$, 8 1/4s, 2013
(Ireland)	505,000	540,350
Horizon PCS, Inc. company
guaranty 11 3/8s, 2012	250,000	286,875
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	1,108,000	1,142,625
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 10/15/08), 2012
(United Kingdom) ††	1,765,000	1,471,569
iPCS, Inc. sr. notes 11 1/2s, 2012	580,000	665,550

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Communication Services continued
IWO Holdings, Inc. sec. FRN 7.9s, 2012	$195,000	$202,313
Madison River Capital Corp.
sr. notes 13 1/4s, 2010	576,000	609,120
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	440,000	459,014
Nextel Partners, Inc.
sr. notes 8 1/8s, 2011	2,340,000	2,500,875
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	1,785,000	1,834,088
Qwest Corp. notes 8 7/8s, 2012	3,515,000	3,963,163
Qwest Corp. 144A
sr. notes 7 5/8s, 2015	1,075,000	1,150,250
Rogers Cantel, Inc. debs. 9 3/4s,
2016 (Canada)	745,000	899,588
Rogers Wireless
Communications, Inc. sec.
notes 7 1/2s, 2015 (Canada)	630,000	667,013
Rogers Wireless
Communications, Inc.
sr. sub. notes 8s, 2012 (Canada)	790,000	836,413
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	405,000	427,275
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	1,190,000	1,201,900
Rural Cellular Corp. 144A
sr. sub. notes FRN 10.041s, 2012	330,000	332,475
SBA Communications Corp.
sr. notes 8 1/2s, 2012	357,000	396,270
SBA Telecommunications, Inc./SBA
Communications Corp. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 12/15/07), 2011 ††	909,000	843,098
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	1,165,000	1,173,738
U S West, Inc. debs. 7 1/4s, 2025	555,000	552,225
Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty 7 3/4s, 2015	570,000	595,650
		45,124,102

Consumer (0.9%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012	3,560,000	3,577,800
Samsonite Corp.
sr. sub. notes 8 7/8s, 2011	2,180,000	2,256,300
		5,834,100

Consumer Goods (2.0%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012	1,035,000	1,019,475
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	1,290,000	1,302,900
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	1,805,000	1,890,738

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Consumer Goods continued
Playtex Products, Inc. sec.
notes 8s, 2011	$2,120,000	$2,257,800
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	1,408,000	1,386,880
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	1,395,000	1,241,550
Scotts Co. (The)
sr. sub. notes 6 5/8s, 2013	480,000	486,000
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	2,270,000	1,895,450
Spectrum Brands, Inc.
sr. sub. notes 8 1/2s, 2013	1,100,000	959,750
		12,440,543

Consumer Services (0.6%)
Ashtead Holdings PLC 144A
sr. notes 8 5/8s, 2015
(United Kingdom)	525,000	552,563
Brand Services, Inc. company
guaranty 12s, 2012	1,765,000	1,853,250
United Rentals NA, Inc.
sr. sub. notes 7 3/4s, 2013	162,000	157,950
United Rentals NA, Inc. company
quaranty company guaranty 6 1/2s, 2012	1,270,000	1,236,663
		3,800,426

Energy (8.0%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	2,750,000	2,801,563
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	1,205,000	1,295,375
Chaparral Energy, Inc. 144A
sr. notes 8 1/2s, 2015	950,000	983,250
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014
(Canada)	1,920,000	1,941,600
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	514,000	544,840
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2014	500,000	530,000
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	1,395,000	1,482,188
Chesapeake Energy Corp.
sr. notes 7s, 2014	625,000	646,875
Compton Petroleum Corp. 144A
sr. notes 7 5/8s, 2013 (Canada)	1,265,000	1,293,463
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	1,000,000	978,750
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	665,000	673,313
Dresser, Inc. company
guaranty 9 3/8s, 2011	1,260,000	1,326,150
Dresser-Rand Group, Inc. 144A
sr. sub. notes 7 5/8s, 2014	612,000	630,360

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Energy continued
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	$495,000	$470,250
Encore Acquisition Co.
sr. sub. notes 6s, 2015	1,643,000	1,511,560
Exco Resources, Inc. company
guaranty 7 1/4s, 2011	2,470,000	2,507,050
Forest Oil Corp. company
guaranty 7 3/4s, 2014	650,000	674,375
Forest Oil Corp. sr. notes 8s, 2011	1,215,000	1,327,388
Forest Oil Corp. sr. notes 8s, 2008	295,000	307,538
Hanover Compressor Co.
sr. notes 9s, 2014	730,000	795,700
Hanover Compressor Co.
sr. notes 8 5/8s, 2010	495,000	523,463
Hanover Compressor Co.
sub. notes zero %, 2007	1,080,000	969,300
Hanover Equipment Trust sec.
notes Ser. B, 8 3/4s, 2011	350,000	370,125
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	1,350,000	1,343,250
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	541,125
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	1,495,000	1,360,450
KCS Energy, Inc. sr. notes 7 1/8s, 2012	715,000	713,213
Massey Energy Co.
sr. notes 6 5/8s, 2010	1,810,000	1,839,413
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	1,380,000	1,473,150
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,220,000	2,258,850
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,235,000	1,154,725
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	925,998	962,631
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	755,000	777,650
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	1,490,000	1,445,300
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	1,535,000	1,588,725
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	1,605,000	1,729,388
Pogo Producing Co. 144A
sr. sub. notes 6 7/8s, 2017	1,860,000	1,813,500
Pride International, Inc.
sr. notes 7 3/8s, 2014	1,865,000	2,000,213
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	1,140,000	1,281,075
Star Gas Partners LP/Star Gas
Finance Co. sr. notes 10 1/4s, 2013	230,000	227,125

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Energy continued
Stone Energy Corp.
sr. sub. notes 6 3/4s, 2014	$455,000	$431,113
Vintage Petroleum, Inc.
sr. notes 8 1/4s, 2012	660,000	707,850
Vintage Petroleum, Inc.
sr. sub. notes 7 7/8s, 2011	285,000	297,825
Whiting Petroleum Corp. 144A
sr. sub. notes 7s, 2014	2,140,000	2,145,350
		50,676,397

Entertainment (1.2%)
AMC Entertainment, Inc.
sr. sub. notes 9 7/8s, 2012	550,000	539,000
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	416,000	376,480
Cinemark USA, Inc.
sr. sub. notes 9s, 2013	890,000	941,175
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	2,205,000	1,631,700
Loews Cineplex Entertainment Corp.
company guaranty 9s, 2014	1,195,000	1,206,950
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s,
8/15/09), 2014 ††	1,510,000	962,625
Six Flags, Inc. sr. notes 8 7/8s, 2010	895,000	877,100
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	550,000	537,625
Universal City Florida Holding Co.
sr. notes FRN 9s, 2010	780,000	783,900
		7,856,555

Financial (0.9%)
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	575,000	583,625
E*Trade Finance Corp.
sr. notes 8s, 2011	1,875,000	1,950,000
Finova Group, Inc. notes 7 1/2s, 2009	1,870,740	654,759
UBS AG/Jersey Branch
sr. notes Ser. EMTN, 9.14s,
2008 (Jersey)	935,000	958,375
Western Financial Bank
sub. debs. 9 5/8s, 2012	1,320,000	1,475,100
		5,621,859

Food (1.4%)
Archibald Candy Corp. company
guaranty 10s,
2007 (In default) (F) †	176,170	9,205
Dean Foods Co. sr. notes 6 5/8s, 2009	1,410,000	1,436,438
Del Monte Corp. company
guaranty 6 3/4s, 2015	1,775,000	1,730,625
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	1,305,000	1,386,563

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

		Principal amount	Value
Food continued
Doane Pet Care Co. 144A
sr. sub. notes 10 5/8s, 2015		$1,175,000	$1,224,938
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013		2,615,000	2,490,788
United Biscuits Finance company
guaranty 10 5/8s, 2011
(United Kingdom)	EUR	490,000	615,759
			8,894,316

Gaming & Lottery (3.9%)
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009		$665,000	704,900
Boyd Gaming Corp.
sr. sub. notes 8 3/4s, 2012		1,020,000	1,097,775
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012		300,000	314,250
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		1,195,000	1,186,038
Harrah’s Operating Co., Inc.
company guaranty 8s, 2011		515,000	569,150
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010		1,665,000	1,804,444
MGM Mirage, Inc. company
guaranty 6s, 2009		1,735,000	1,724,156
Mirage Resorts, Inc.
debs. 7 1/4s, 2017		410,000	417,175
Park Place Entertainment Corp.
sr. notes 7 1/2s, 2009		1,805,000	1,922,325
Park Place Entertainment Corp.
sr. notes 7s, 2013		920,000	984,187
Park Place Entertainment Corp.
sr. sub. notes 8 7/8s, 2008		770,000	832,563
Penn National Gaming, Inc.
sr. sub. notes 8 7/8s, 2010		1,825,000	1,916,250
Penn National Gaming, Inc.
sr. sub. notes 6 3/4s, 2015		490,000	481,425
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		1,475,000	1,524,781
Resorts International Hotel and
Casino, Inc. company
guaranty 11 1/2s, 2009		1,125,000	1,245,938
Scientific Games Corp. company
guaranty 6 1/4s, 2012		1,390,000	1,367,413
Station Casinos, Inc.
sr. notes 6s, 2012		1,080,000	1,077,300
Station Casinos, Inc.
sr. sub. notes 6 7/8s, 2016		995,000	1,017,388
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015		2,420,000	2,359,500
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014		1,940,000	1,886,650
			24,433,608

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Housing (0.1%)
Ashton Woods USA LLC/Ashton Woods
Finance Co. 144A
sr. sub. notes 9 1/2s, 2015 (R)	$670,000	$603,838

Health Care (6.5%)
Alderwoods Group, Inc. company
guaranty 7 3/4s, 2012	1,055,000	1,091,925
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	1,885,000	1,835,519
Coventry Health Care, Inc.
sr. notes 5 7/8s, 2012	775,000	782,750
DaVita, Inc. company
guaranty 7 1/4s, 2015	1,130,000	1,144,125
DaVita, Inc. company
guaranty 6 5/8s, 2013	715,000	727,513
Elan Finance PLC/Elan Finance Corp,
company guaranty 7 3/4s, 2011
(Ireland)	715,000	668,525
Extendicare Health Services, Inc.
company guaranty 9 1/2s, 2010	645,000	684,506
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	600,000	586,500
HCA, Inc. debs. 7.19s, 2015	1,465,000	1,540,198
HCA, Inc. notes 8.36s, 2024	670,000	730,500
HCA, Inc. notes 7s, 2007	175,000	178,544
HCA, Inc. notes 6 3/8s, 2015	520,000	525,634
HCA, Inc. notes 5 3/4s, 2014	555,000	538,185
HCA, Inc. sr. notes 7 7/8s, 2011	225,000	241,910
Healthsouth Corp. notes 7 5/8s, 2012	1,990,000	2,009,900
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	630,000	618,975
MQ Associates, Inc. sr. disc.
notes stepped-coupon zero %
(12 1/4s, 8/15/08), 2012 ††	1,810,000	1,031,700
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	680,000	690,200
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	1,305,000	1,288,688
PacifiCare Health Systems, Inc.
company guaranty 10 3/4s, 2009	1,438,000	1,538,660
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,265,000	1,306,113
Service Corp. International
debs. 7 7/8s, 2013	688,000	720,680
Service Corp. International
notes 6 1/2s, 2008	210,000	212,100
Service Corp. International
notes Ser. *, 7.7s, 2009	480,000	504,000
Service Corp. International 144A
sr. notes 7 1/4s, 2017	1,050,000	1,042,125
Service Corp. International 144A
sr. notes 6 3/4s, 2016	1,495,000	1,457,625

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Health Care continued
Stewart Enterprises, Inc. 144A
sr. notes 7 1/4s, 2013	$1,830,000	$1,756,800
Tenet Healthcare Corp.
notes 7 3/8s, 2013	1,570,000	1,448,325
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	1,770,000	1,792,125
Tenet Healthcare Corp. 144A
sr. notes 9 1/4s, 2015	600,000	595,500
Triad Hospitals, Inc. sr. notes 7s, 2012	1,405,000	1,434,856
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	3,095,000	3,102,738
Universal Hospital Services, Inc.
sr. notes 10 1/8s, 2011 (Canada)	1,585,000	1,640,475
US Oncology, Inc. company
guaranty 9s, 2012	1,115,000	1,193,050
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,920,000	2,040,000
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	545,000	621,300
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	520,000	533,000
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	395,000	403,888
Ventas Realty LP/Capital Corp. 144A
sr. notes 6 1/2s, 2016 (R)	530,000	532,650
		40,791,807

Homebuilding (2.2%)
Beazer Homes USA, Inc. company
guaranty 8 5/8s, 2011	740,000	778,850
D.R. Horton, Inc. company
guaranty 8s, 2009	230,000	245,121
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	350,000	379,750
D.R. Horton, Inc.
sr. notes 6 7/8s, 2013	525,000	544,031
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	1,520,000	1,462,704
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	1,120,000	1,163,807
K. Hovnanian Enterprises, Inc.
company guaranty 6 3/8s, 2014	750,000	709,385
K. Hovnanian Enterprises, Inc.
sr. notes 6 1/2s, 2014	545,000	521,198
KB Home company guaranty
5 7/8s, 2015	810,000	763,896
KB Home sr. notes 5 3/4s, 2014	795,000	749,582
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	570,000	518,700
Meritage Homes Corp.
sr. notes 7s, 2014	375,000	354,844
Schuler Homes, Inc. company
guaranty 10 1/2s, 2011	725,000	779,375

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Homebuilding continued
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	$1,605,000	$1,570,894
Standard Pacific Corp.
sr. notes 7s, 2015	625,000	576,563
Standard Pacific Corp.
sr. notes 6 7/8s, 2011	100,000	97,500
Technical Olympic USA, Inc. company
guaranty 10 3/8s, 2012	875,000	860,781
Technical Olympic USA, Inc.
sr. sub. notes 7 1/2s, 2015	675,000	567,000
WCI Communities, Inc. company
guaranty 9 1/8s, 2012	1,335,000	1,321,650
		13,965,631

Household Furniture and Appliances (0.4%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	2,130,000	2,193,900

Lodging/Tourism (1.3%)
FelCor Lodging LP company
guaranty 9s, 2008 (R)	505,000	552,975
HMH Properties, Inc. company
guaranty Ser. B, 7 7/8s, 2008 (R)	323,000	326,634
Host Marriott LP company
guaranty Ser. G, 9 1/4s, 2007 (R)	510,000	537,413
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	2,240,000	2,296,000
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)	1,055,000	1,149,950
MeriStar Hospitality Corp. company
guaranty 9s, 2008 (R)	735,000	759,806
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 7/8s, 2012	560,000	617,400
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 3/8s, 2007	705,000	719,100
Starwood Hotels & Resorts
Worldwide, Inc. debs. 7 3/8s, 2015	1,010,000	1,095,850
		8,055,128

Media (0.4%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	1,370,000	1,368,288
Interpublic Group
of Companies, Inc. notes 6 1/4s, 2014	285,000	245,100
Warner Music Group
sr. sub. notes 7 3/8s, 2014	1,000,000	992,500
		2,605,888

Publishing (3.6%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	2,075,000	1,898,625
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	4,120,304	4,207,860

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Publishing continued
Cenveo Corp,
sr. sub. notes 7 7/8s, 2013	$1,390,000	$1,341,350
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	1,745,000	1,827,888
Dex Media, Inc. disc.
notes stepped-coupon zero % (9s,
11/15/08), 2013 ††	965,000	767,175
Dex Media, Inc. notes 8s, 2013	1,455,000	1,484,100
Houghton Mifflin Co.
sr. sub. notes 9 7/8s, 2013	1,645,000	1,758,094
Mail-Well I Corp. company
guaranty 9 5/8s, 2012	610,000	657,275
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	1,495,000	1,379,138
PRIMEDIA, Inc. sr. notes 8s, 2013	1,475,000	1,248,219
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	790,000	727,788
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	870,000	980,925
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	1,415,000	1,383,163
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	2,005,000	1,974,925
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	1,400,000	1,134,000
		22,770,525

Restaurants (0.4%)
Domino’s, Inc.
sr. sub. notes 8 1/4s, 2011	1,006,000	1,051,270
Sbarro, Inc. company guaranty 11s, 2009	1,631,000	1,622,845
		2,674,115

Retail (2.8%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	885,000	845,175
Autonation, Inc. company
guaranty 9s, 2008	1,710,000	1,836,113
GSC Holdings Corp. 144A company
guaranty 8s, 2012	1,260,000	1,184,400
Harry & David Holdings Inc. company
guaranty 9s, 2013	575,000	576,438
JC Penney Co., Inc. debs. 7.95s, 2017	1,980,000	2,299,849
JC Penney Co., Inc. debs. 7 1/8s, 2023	1,055,000	1,174,496
JC Penney Co., Inc. notes 9s, 2012	200,000	236,500
JC Penney Co., Inc. notes 8s, 2010	50,000	54,762
Jean Coutu Group, Inc.
sr. notes 7 5/8s, 2012 (Canada)	1,765,000	1,738,525
Jean Coutu Group, Inc.
sr. sub. notes 8 1/2s, 2014 (Canada)	575,000	526,125
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012	1,245,000	971,100

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Retail continued
Neiman-Marcus Group, Inc. 144A
sr. notes 9s, 2015	$2,185,000	$2,234,163
Rite Aid Corp. company
guaranty 9 1/2s, 2011	1,025,000	1,081,375
Rite Aid Corp. company
guaranty 7 1/2s, 2015	785,000	741,825
Rite Aid Corp. debs. 6 7/8s, 2013	70,000	58,450
Rite Aid Corp. sr. notes 9 1/4s, 2013	810,000	759,375
Toys R Us, Inc. notes 7 5/8s, 2011	175,000	143,500
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	1,170,000	1,231,425
		17,693,596

Technology (3.8%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	1,995,000	2,014,950
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	842,000	732,540
Celestica, Inc.
sr. sub. notes 7 7/8s, 2011
(Canada)	555,000	559,163
Celestica, Inc.
sr. sub. notes 7 5/8s, 2013
(Canada)	1,265,000	1,247,606
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	2,170,000	2,311,050
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	620,000	647,900
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	2,415,000	2,245,950
Lucent Technologies, Inc.
debs. 6 1/2s, 2028	130,000	109,200
Lucent Technologies, Inc.
debs. 6.45s, 2029	1,710,000	1,466,325
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	690,000	476,100
Seagate Technology Hdd Holdings
company guaranty 8s, 2009
(Cayman Islands)	580,000	609,000
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,256,000	1,256,000
SunGard Data Systems, Inc. 144A
sr. unsecd. notes 9 1/8s, 2013	2,116,000	2,190,060
UGS Corp. company guaranty 10s, 2012	1,325,000	1,444,250
Unisys Corp. sr. notes 8s, 2012	1,255,000	1,160,875
Xerox Capital Trust I company
guaranty 8s, 2027	895,000	921,850
Xerox Corp. notes Ser. MTN, 7.2s, 2016	910,000	955,500
Xerox Corp. sr. notes 7 5/8s, 2013	1,710,000	1,804,050
Xerox Corp. sr. notes 6 7/8s, 2011	1,870,000	1,935,450
		24,087,819

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Textiles (1.0%)
Levi Strauss & Co.
sr. notes 12 1/4s, 2012	$1,705,000	$1,901,075
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	2,405,000	2,501,200
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	860,000	876,125
Russell Corp. company
guaranty 9 1/4s, 2010	1,110,000	1,129,425
		6,407,825

Tire & Rubber (0.6%)
Goodyear Tire & Rubber Co. (The)
notes 8 1/2s, 2007	370,000	378,325
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	1,820,000	1,774,500
Goodyear Tire & Rubber Co. (The)
144A sr. notes 9s, 2015	1,465,000	1,443,025
		3,595,850

Transportation (0.8%)
Calair, LLC/Calair Capital Corp.
company guaranty 8 1/8s, 2008	1,785,000	1,526,175
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	2,130,000	2,305,725
Kansas City Southern Railway Co.
company guaranty 7 1/2s, 2009	340,000	351,050
Navistar International Corp.
company guaranty 6 1/4s, 2012	815,000	729,425
Navistar International Corp.
company guaranty Ser. B, 9 3/8s, 2006	255,000	258,506
		5,170,881

Utilities & Power (7.8%)
AES Corp. (The)
sr. notes 8 7/8s, 2011	162,000	174,960
AES Corp. (The)
sr. notes 8 3/4s, 2008	32,000	33,600
AES Corp. (The)
144A sec. notes 9s, 2015	1,455,000	1,593,225
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,490,000	1,622,238
ANR Pipeline Co. debs. 9 5/8s, 2021	590,000	720,780
CMS Energy Corp.
sr. notes 8.9s, 2008	1,500,000	1,603,125
CMS Energy Corp.
sr. notes 8 1/2s, 2011	430,000	468,163
CMS Energy Corp.
sr. notes 7 3/4s, 2010	345,000	361,819
Colorado Interstate Gas Co.
debs. 6.85s, 2037	1,055,000	1,075,748
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	295,000	284,935
DPL, Inc. sr. notes 6 7/8s, 2011	1,371,000	1,444,691
Dynegy Holdings, Inc. 144A sec.
notes 10 1/8s, 2013	2,215,000	2,502,950

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Utilities & Power continued
Dynegy-Roseton Danskamme company
guaranty Ser. A, 7.27s, 2010	$810,000	$814,050
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	1,132,825
Edison Mission Energy
sr. notes 10s, 2008	500,000	547,500
Edison Mission Energy
sr. notes 9 7/8s, 2011	25,000	29,156
El Paso Corp. notes 7 3/4s, 2010	415,000	423,300
El Paso Corp. sr. notes 8.05s, 2030	1,280,000	1,305,600
El Paso Corp. sr. notes 7 3/8s, 2012	735,000	738,675
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	890,000	887,775
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	360,000	408,453
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	3,180,000	3,299,250
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	1,240,000	1,171,800
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	3,040,000	3,347,800
Mirant North America LLC 144A
sr. notes 7 3/8s, 2013	1,630,000	1,648,338
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	1,485,000	1,722,600
Monongahela Power Co. 1st mtge.
6.7s, 2014	740,000	810,131
National Power Corp. 144A foreign
government guaranty FRN 8.63s, 2011
(Philippines)	580,000	624,225
Nevada Power Co. 2nd mtge. 9s, 2013	594,000	654,147
Northwestern Corp. sec.
notes 5 7/8s, 2014	765,000	766,438
NRG Energy, Inc. company
guaranty 8s, 2013	1,426,000	1,589,990
Orion Power Holdings, Inc.
sr. notes 12s, 2010	1,240,000	1,401,200
PSEG Energy Holdings, Inc.
notes 7 3/4s, 2007	1,115,000	1,154,025
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	995,000	1,043,283
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	290,000	294,350
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	1,210,000	1,309,207
Teco Energy, Inc. notes 7.2s, 2011	335,000	353,425
Teco Energy, Inc. notes 7s, 2012	525,000	551,250
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	85,000	87,975
Tennessee Gas Pipeline Co.
debs. 7s, 2028	140,000	138,006
Tennessee Gas Pipeline Co. unsecd.
notes 7 1/2s, 2017	500,000	535,406

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.4%)* continued

	Principal amount	Value
Utilities & Power continued
Texas Genco LLC/Texas Genco
Financing Corp. 144A
sr. notes 6 7/8s, 2014	$1,415,000	$1,531,738
Transcontinental Gas Pipeline Corp.
debs. 7 1/4s, 2026	1,250,000	1,365,625
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s, 2011
(Canada)	1,550,000	1,584,825
Utilicorp United, Inc.
sr. notes 9.95s, 2011	755,000	832,388
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	270,000	313,200
Williams Cos., Inc. (The)
notes 7 3/4s, 2031	695,000	733,225
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	1,600,000	1,716,000
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	435,000	434,456
York Power Funding 144A notes 12s,
2007 (Cayman Islands) (In default) (F) †	663,765	55,358
		49,243,229

Total corporate bonds and notes (cost $538,602,872)		$544,805,075

SENIOR LOANS (2.3%)* (c)

	Principal amount	Value
Advertising and Marketing Services (0.1%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 7.1s, 2013	$700,000	$686,875

Basic Materials (0.1%)
Graphic Packaging Corp. bank term
loan FRN Ser. C, 6.592s, 2010	131,094	132,569
Hercules, Inc. bank term loan FRN
Ser. B, 5.856s, 2010	343,875	347,486
Nalco Co. bank term loan FRN
Ser. B, 6.319s, 2010	114,449	115,822
St. Mary’s Cement Corp. bank term
loan FRN Ser. B, 5.49s, 2009	98,250	99,478
		695,355

Beverage (0.1%)
Constellation Brands, Inc. bank
term loan FRN Ser. B, 5.659s, 2011	782,778	790,508

Capital Goods (0.1%)
AGCO Corp. bank term loan FRN
5.77s, 2008	136,225	137,417
Amsted Industries, Inc. bank term
loan FRN 6.645s, 2010	167,554	169,719
Invensys, PLC bank term loan FRN
Ser. B-1, 7.791s, 2009
(United Kingdom)	56,383	57,299

SENIOR LOANS (2.3%)* (c) continued

	Principal amount	Value
Capital Goods continued
Solo Cup Co. bank term loan FRN
6.622s, 2011	$122,813	$123,555
Transdigm, Inc. bank term loan FRN
Ser. C, 6.58s, 2010	49,002	49,553
		537,543

Communication Services (0.2%)
Alaska Communications Systems
Group, Inc. bank term loan FRN
Ser. B, 6.02s, 2012	1,000,000	1,009,250
Consolidated Communications
Holdings bank term loan FRN Ser. D,
5.917s, 2011	98,750	99,408
Qwest Communications
International, Inc. bank term loan
FRN Ser. A, 9.02s, 2007	58,500	59,802
		1,168,460

Consumer Cyclicals (0.4%)
Federal Mogul Corp. bank term loan
FRN Ser. A, 6.47s, 2006	555,000	510,369
Federal Mogul Corp. bank term loan
FRN Ser. B, 6.72s, 2006	1,285,000	1,191,838
Hayes Lemmerz International, Inc.
bank term loan FRN 7.524s, 2009	100,042	98,649
Landsource, Inc. bank term loan FRN
Ser. B, 6 7/8s, 2010	100,000	100,875
Neiman Marcus Group, Inc. bank term
loan FRN Ser. B, 6.947s, 2013	750,000	755,120
TRW Automotive, Inc. bank term loan
FRN Ser. B, 5 1/4s, 2010	74,903	75,090
		2,731,941

Consumer Staples (0.5%)
Affinity Group Holdings bank term
loan FRN Ser. B1, 6.613s, 2009	25,599	25,791
Affinity Group Holdings bank term
loan FRN Ser. B2, 6.768s, 2009	63,717	64,195
AMF Bowling Worldwide bank term
loan FRN Ser. B, 7.281s, 2009	86,678	87,274
Century Cable Holdings bank term
loan FRN 9 1/4s, 2009	1,090,000	1,061,161
Charter Communications PLC bank
term loan FRN Ser. B, 7 1/2s, 2011
(United Kingdom)	196,755	197,170
Dole Food Co., Inc. bank term loan
FRN Ser. B, 5.877s, 2012	22,996	23,053
Mediacom Communications Corp. bank
term loan FRN Ser. B, 6.533s, 2012	990,000	1,002,066
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 9 1/4s, 2010	640,000	622,628
PanAmSat Corp. bank term loan FRN
Ser. B1, 6.489s, 2010	69,300	70,057
		3,153,395

Putnam VT High Yield Fund

SENIOR LOANS (2.3%)* (c) continued

	Principal amount	Value
Energy (--%)
Dresser, Inc. bank term loan FRN
7.99s, 2010	$150,000	$152,250

Entertainment (--%)
Six Flags, Inc. bank term loan FRN
Ser. B, 6.67s, 2009	44,593	45,063

Financial (0.2%)
General Growth Properties, Inc.
bank term loan FRN Ser. B, 6.22s,
2008 (R)	991,434	997,465

Food (--%)
Pinnacle Foods Holding Corp. bank
term loan FRN 7.307s, 2010	156,757	158,521

Health Care (0.1%)
Beverly Enterprises, Inc. bank term
loan FRN 6.577s, 2008	122,187	122,417
Community Health Systems, Inc. bank
term loan FRN Ser. B, 6.16s, 2011	98,750	99,923
Hanger Orthopedic Group, Inc. bank
term loan FRN 8.271s, 2009	97,750	98,850
Kinetic Concepts, Inc. bank term
loan FRN Ser. B, 5.78s, 2011	65,596	66,115
		387,305

Household Furniture and Appliances (--%)
Sealy Mattress Co. bank term loan
FRN Ser. D, 6.132s, 2012	66,135	66,796

Media (0.1%)
Warner Music Group bank term loan
FRN Ser. B, 6.415s, 2011	392,513	396,299

Publishing (--%)
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6.04s, 2010	140,547	141,170

Tire & Rubber (0.1%)
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.06s, 2010	250,000	251,511

Utilities & Power (0.4%)
El Paso Corp. bank term loan FRN
3.764s, 2009	500,000	501,181
El Paso Corp. bank term loan FRN
Ser. B, 6.813s, 2009	823,200	826,401
NRG Energy, Inc. bank term loan FRN
3.92s, 2011	437,500	438,047
NRG Energy, Inc. bank term loan FRN
Ser. B, 5.895s, 2011	556,875	557,571
Williams Cos., Inc. (The) bank term
loan FRN Ser. C, 6 5/8s, 2007	87,759	88,582
		2,411,782

Total senior loans (cost $14,726,149)		$14,772,239

CONVERTIBLE PREFERRED STOCKS (2.1%)*

	Shares	Value

Chesapeake Energy Corp. Ser. *,
$4.50 cum. cv. pfd	6,000	$567,750
Citigroup Funding, Inc. Ser. GNW,
zero % cv. pfd.	46,330	1,498,776
Crown Castle International Corp.
$3.125 cum. cv. pfd.	17,095	901,761
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	33,215	1,403,334
Freeport-McMoRan Copper &
Gold, Inc. zero % cv. pfd.	563	659,695
Huntsman Corp. $2.50 cv. pfd. (S)	13,800	553,725
Interpublic Group
of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	1,723	1,585,591
MetLife, Inc. Ser. B,
$1.594 cv. pfd.	75,800	2,093,975
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	10,250	1,303,031
Paxson Communications Corp. 144A
9.75% cv. pfd. ‡‡	201	1,386,900
Williams Cos., Inc. (The) 144A
$2.75 cv. pfd.	13,000	1,459,250

Total convertible preferred stocks (cost $12,534,301)		$13,413,788

COMMON STOCKS (0.5%)*

	Shares	Value

AMRESCO Creditor Trust (acquired
5/18/00, cost $401,823) (F) ‡ † (R)	1,922,000	$1,922
Comdisco Holding Co., Inc.	896	17,024
Compass Minerals
International, Inc.	1,101	27,019
Contifinancial Corp. Liquidating
Trust Units	5,126,274	63,120
Crown Castle International Corp. †	2,626	70,666
Decrane Aircraft Holdings, Inc. (F) †	11,167	11
Dobson Communications Corp. †	3,545	26,588
Genesis HealthCare Corp. †	3,109	113,541
iPCS, Inc. †	28,193	1,360,312
Knology, Inc. †	431	1,621
Northwestern Corp.	10,753	334,096
Regal Entertainment Group 144A (S)	44,910	854,188
Sterling Chemicals, Inc. †	691	7,947
Sun Healthcare Group, Inc. †	3,215	21,251
USA Mobility, Inc.	410	11,365
VFB LLC (acquired various dates
from 1/21/00 to 12/8/03,
cost $1,601,579) (F) ‡ †	2,812,235	59,760
VS Holdings, Inc. †	84,875	6
WHX Corp. †	36,673	372,231

Total common stocks (cost $14,246,601)		$3,342,668

Putnam VT High Yield Fund

PREFERRED STOCKS (0.5%)*

	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	8,000	$56,000
Dobson Communications Corp. 13.00% pfd.	9	12,150
First Republic Capital Corp. 144A
10.50% pfd.	1,010	1,111,000
Paxson Communications Corp. 14.25%
cum. pfd. ‡‡	142	1,235,400
Rural Cellular Corp. Ser. B,
11.375% cum. pfd.	453	520,950

Total preferred stocks (cost $2,407,617)		$2,935,500

CONVERTIBLE BONDS AND NOTES (0.4%)*

	Principal amount	Value

L-3 Communications Corp.
144A cv. bonds 3s, 2035	$1,155,000	$1,142,006
Manor Care, Inc.
144A cv. sr. notes 2 1/8s, 2035	215,000	221,450
Wabash National Corp. cv. sr. notes
3 1/4s, 2008	535,000	610,569
WCI Communities, Inc.
cv. sr. sub. notes 4s, 2023	515,000	570,363

Total convertible bonds and notes (cost $2,539,947)		$2,544,388

UNITS (0.3%)*

	Units	Value

Morrison Knudsen Corp.	1,720,000	$101,480
XCL Equity Units zero % (F)	2,670	1,819,900

Total units (cost $5,635,569)		$1,921,380

ASSET-BACKED SECURITIES (0.2%)*

	Principal amount	Value

CDO Repackaging Trust Series 144A
Ser. 03-3, Class A, 9.49s, 2008	$880,000	$961,400
Octagon Investment Parties VI, Ltd.
FRN Ser. 03-6A, Class B2L, 12.38s,
2016 (Cayman Islands)	345,000	361,388

Total asset-backed securities (cost $1,222,368)		$1,322,788

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $618,066)

	Principal amount	Value

Philippines (Republic of )
bonds 9 1/2s, 2024	$570,000	$659,775

COLLATERALIZED MORTGAGE OBLIGATIONS (--%)* (cost $139,446)

	Principal amount	Value

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class J, 5.45s,
2040	$155,000	$128,800

WARRANTS (--%)* †

	Expiration		Expiration
	date		price	Warrants	Value

Dayton Superior Corp.
144A	6/15/09		$.01	1,950	$20
Decrane Aircraft Holdings Co.
Class B	6/30/00		116.00	1	1
MDP Acquisitions
PLC 144A (Ireland)	10/01/13	EUR	.001	432	12,095
Mikohn Gaming Corp.
144A	8/15/08		$7.70	720	6,106
TravelCenters
of America, Inc.	5/01/09		.001	1,140	1,425
Ubiquitel, Inc. 144A	4/15/10		22.74	3,450	35

Total warrants (cost $220,030)					$19,682

SHORT-TERM INVESTMENTS (5.5%)*

			Principal amount/shares		Value

Putnam Prime Money Market Fund (e)			26,274,245		$26,274,245
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)			$1,207,172		1,204,811
Thunder Bay Funding, Inc. for an
effective yield of 4.32%,
April 10, 2006			7,500,000		7,413,998

Total short-term investments (cost $34,893,054)					$34,893,054

Total investments (cost $627,786,020)					$620,759,137

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05

			Aggregate	Delivery	Unrealized
	Value		face value	date	depreciation

Euro	$98,862		$99,121	3/15/06	$(259)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05

			Aggregate	Delivery	Unrealized
	Value		face value	date	depreciation

Euro	$8,567,613		$8,567,559	3/15/06	$(54)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

			Notional	Termination	Unrealized
			amount	date	appreciation

Agreement with Lehman Brothers
Special Financing, Inc. dated
October 9, 2003 to receive/(pay)
semi-annually the notional amount
multiplied by the total rate of return
of the Lehman Brothers U.S.
High Yield Index and pay semi-annually
the notional amount multiplied by the
six month USD-LIBOR adjusted
by a specified spread.			$8,860,232	5/1/06	$61,747

Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs International on
September 2, 2004, terminating on the date on
which the notional amount is reduced to zero or
the date on which the assets securing the
reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.461% and the fund pays in the
event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	$833,000	$(2,052)
Agreement with JPMorgan Chase Bank, N.A. on
September 1, 2005, maturing on September 20,
2010, to pay quarterly 460 basis points times the
notional amount. Upon a credit default event of
General Motors Acceptance Corp., the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then market value of General
Motors Acceptance Corp.	1,285,000	(1,449)
Agreement with JPMorgan Chase Bank, N.A. on
April 25, 2005, maturing on June 20, 2010, to
receive a quarterly payment of 3.70% times the
notional amount. Upon a credit default event of
Felcor Lodging L.P., 8 1/2, 2011, the fund makes
a payment of the proportional notional amount
times the difference between the par value and
the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.	650,000	36,819

Total		$33,318

See page 267 for Notes to the Portfolios.

Putnam VT Income Fund

The fund’s portfolio 12/31/05

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)*

	Principal amount	Value

Amresco Commercial Mortgage Funding I
144A Ser. 97-C1, Class H, 7s, 2029	$373,000	$376,917
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.008s, 2029	761,000	808,556
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	289,000	293,190
Ser. 05-1, Class XW, Interest Only
(IO), 0.105s, 2042	54,366,151	286,482
Ser. 05-4, Class XC, IO, 0.04s, 2045	34,277,032	253,866
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
5.319s, 2018	63,000	63,215
FRB Ser. 04-BBA4, Class G,
5.069s, 2018	101,000	101,418
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
7.331s, 2014	188,000	187,842
FRN Ser. 02-FL2A, Class K1,
6.831s, 2014	100,000	99,981
FRB Ser. 05-BOCA, Class M,
6.469s, 2016	410,000	411,322
FRB Ser. 05-ESHA, Class K,
6.168s, 2020	681,000	680,987
FRB Ser. 05-BOCA, Class L,
6.069s, 2016	272,000	272,627
FRB Ser. 05-BOCA, Class K,
5.719s, 2016	300,000	300,694
FRB Ser. 05-MIB1, Class J,
5.42s, 2009	582,000	581,080
FRB Ser. 05-BOCA, Class H,
5.319s, 2016	100,000	100,204
FRB Ser. 05-ESHA, Class G,
5.248s, 2020	341,000	340,670
Ser. 03-BBA2, Class X1A, IO,
0.486s, 2015	14,742,980	42,873
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	905,000	909,132
Bank of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 6.37s, 2009	342,000	332,125
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1,
4.679s, 2035	835,938	834,935
Ser. 05-3A, IO, 0.775s, 2035	9,173,975	754,446
Ser. 05-1A, IO, 0.775s, 2035	3,417,479	258,580
Ser. 04-3, IO, 0.775s, 2035	3,107,341	234,871
Ser. 04-2, IO, 0.72s, 2034	5,220,197	388,456
Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 05-PWR9,
Class X1, IO, 0.045s, 2042	25,714,686	255,141
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J,
6.019s, 2018	746,000	746,000

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class H,
5.569s, 2018	$414,000	$414,000
FRB Ser. 05-LXR1, Class G,
5.319s, 2018	414,000	414,000
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	40,154,000	397,083
Ser. 05-PW10, Class X1, IO,
0.037s, 2040	12,661,000	58,355
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2,
Class F, 8.199s, 2032	412,000	471,531
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	247,000	267,736
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	2,005,365	2,092,151
Ser. 98-1, Class G, 6.56s, 2030	515,745	542,184
Ser. 98-1, Class H, 6.34s, 2030	779,000	670,305
Citigroup Commercial Mortgage Trust
144A Ser. 05-C3, Class XC, IO,
0.053s, 2043	47,825,452	506,277
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	2,261,000	2,294,234
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	895,470	924,177
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F,
4.97s, 2034	653,000	660,901
Ser. 05-LP5, Class XC, IO,
0.041s, 2043	25,645,971	272,617
Ser. 05-C6, Class XC, IO,
0.04s, 2044	25,116,975	171,800
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	1,172,000	1,143,696
CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	371,000	393,763
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L,
8.369s, 2014	499,000	497,812
FRB Ser. 05-TFLA, Class J,
5.319s, 2020	213,000	212,953
FRB Ser. 04-TF2A, Class J,
5.319s, 2016	278,000	277,999
FRB Ser. 05-TFLA, Class H,
5.119s, 2020	130,000	129,999
FRB Ser. 04-TF2A, Class H,
5.069s, 2019	278,000	277,999

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
Ser. 03-C3, Class AX, IO,
0.348s, 2038	$12,016,690	$510,479
Ser. 01-CK1, Class AY, IO,
0.785s, 2035	27,836,000	899,103
CS First Boston Mortgage
Securities Corp. 144A
Ser. 05-C2, Class AX, IO,
0.065s, 2037	28,287,380	429,431
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	989,000	1,079,213
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	864,234
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,154,741
Ser. 98-CF2, Class B3, 6.04s, 2031	195,455	197,957
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030	450,000	460,908
Fannie Mae
IFB Ser. 05-37, Class SU,
11.685s, 2035	1,485,344	1,673,983
IFB Ser. 04-10, Class QC,
11.085s, 2031	991,788	1,074,385
Ser. 92-15, Class L, IO,
10.38s, 2022	163	1,701
Ser. 04-T3, Class PT1, 9.834s, 2044	518,079	559,629
Ser. 02-T12, Class A4, 9 1/2s, 2042	141,938	151,490
Ser. 02-T4, Class A4, 9 1/2s, 2041	234,422	249,793
Ser. 02-T6, Class A3, 9 1/2s, 2041	288,738	307,067
Ser. 03-W6, Class PT1, 9.499s, 2042	301,988	323,650
IFB Ser. 05-114, Class PS,
9.041s, 2035	428,000	429,873
IFB Ser. 05-115, Class NQ,
8.813s, 2036	442,000	442,294
IFB Ser. 05-57, Class CD,
8.705s, 2035	673,181	707,648
IFB Ser. 05-74, Class CP,
8.695s, 2035	770,943	816,197
IFB Ser. 05-76, Class SA,
8.695s, 2034	1,089,571	1,134,134
IFB Ser. 05-106, Class US,
8.511s, 2035	1,878,351	1,994,434
IFB Ser. 05-99, Class SA,
8.511s, 2035	902,574	940,353
IFB Ser. 05-104, Class SD,
8.511s, 2033	1,199,996	1,227,089
IFB Ser. 05-45, Class DA,
8.365s, 2035	1,468,902	1,538,088
IFB Ser. 05-74, Class DM,
8.328s, 2035	1,736,719	1,808,272
IFB Ser. 05-45, Class DC,
8.255s, 2035	1,036,429	1,080,684
IFB Ser. 05-74, Class SK,
8.088s, 2035	1,410,989	1,473,637

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 00-42, Class B2, 8s, 2030	$45,060	$48,606
Ser. 00-17, Class PA, 8s, 2030	211,797	228,254
Ser. 00-18, Class PA, 8s, 2030	195,853	211,012
Ser. 00-19, Class PA, 8s, 2030	202,130	217,755
Ser. 00-20, Class PA, 8s, 2030	114,668	123,670
Ser. 00-21, Class PA, 8s, 2030	341,454	368,122
Ser. 00-22, Class PA, 8s, 2030	254,906	274,610
Ser. 97-37, Class PB, 8s, 2027	596,439	644,512
Ser. 97-13, Class TA, 8s, 2027	85,495	92,420
Ser. 97-21, Class PA, 8s, 2027	347,058	374,718
Ser. 97-22, Class PA, 8s, 2027	669,003	722,724
Ser. 97-16, Class PE, 8s, 2027	227,320	245,528
Ser. 97-25, Class PB, 8s, 2027	225,396	243,360
Ser. 95-12, Class PD, 8s, 2025	136,501	147,271
Ser. 95-5, Class A, 8s, 2025	165,547	178,956
Ser. 95-5, Class TA, 8s, 2025	42,622	46,186
Ser. 95-6, Class A, 8s, 2025	106,379	114,985
Ser. 95-7, Class A, 8s, 2025	144,707	156,501
Ser. 94-106, Class PA, 8s, 2024	215,033	232,601
Ser. 94-95, Class A, 8s, 2024	331,693	358,992
IFB Ser. 05-74, Class CS,
7.978s, 2035	878,740	913,890
IFB Ser. 04-79, Class SA,
7.786s, 2032	1,893,777	1,898,133
IFB Ser. 05-114, Class SP,
7.7s, 2036	514,000	509,743
IFB Ser. 05-57, Class DC,
7.544s, 2034	1,217,838	1,262,655
Ser. 02-26, Class A2, 7 1/2s, 2048	946,471	993,921
Ser. 05-W3, Class 1A, 7 1/2s, 2045	1,827,121	1,930,769
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	1,540,113	1,623,214
Ser. 04-W12, Class 1A4,
7 1/2s, 2044	397,743	419,249
Ser. 04-W14, Class 2A, 7 1/2s, 2044	186,680	196,675
Ser. 04-W8, Class 3A, 7 1/2s, 2044	1,771,946	1,869,002
Ser. 04-W11, Class 1A4,
7 1/2s, 2044	915,257	964,932
Ser. 04-W2, Class 5A, 7 1/2s, 2044	2,379,947	2,510,084
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	1,454,967	1,532,413
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	528,879	557,320
Ser. 03-W1, Class 2A, 7 1/2s, 2042	275,957	289,205
Ser. 03-W4, Class 4A, 7 1/2s, 2042	166,435	174,545
Ser. 02-T18, Class A4, 7 1/2s, 2042	381,749	401,429
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,029,264	1,082,160
Ser. 02-T16, Class A3, 7 1/2s, 2042	1,728,722	1,817,122
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	492,558	518,068
Ser. 02-W6, Class 2A, 7 1/2s, 2042	1,225,844	1,286,530
Ser. 02-T12, Class A3, 7 1/2s, 2042	285,017	299,074
Ser. 02-W4, Class A5, 7 1/2s, 2042	3,729,251	3,915,812
Ser. 02-W1, Class 2A, 7 1/2s, 2042	1,376,471	1,438,862

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-14, Class A2, 7 1/2s, 2042	$587,494	$616,547
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,135,416	1,189,363
Ser. 02-T4, Class A3, 7 1/2s, 2041	216,298	226,638
Ser. 02-T6, Class A2, 7 1/2s, 2041	3,334,725	3,489,622
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,102,128	1,154,923
Ser. 01-T8, Class A1, 7 1/2s, 2041	802,534	839,370
Ser. 01-T7, Class A1, 7 1/2s, 2041	2,357,519	2,463,796
Ser. 01-T3, Class A1, 7 1/2s, 2040	181,483	189,749
Ser. 01-T1, Class A1, 7 1/2s, 2040	412,542	432,304
Ser. 99-T2, Class A1, 7 1/2s, 2039	100,812	106,064
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	586,988	615,922
Ser. 02-T1, Class A3, 7 1/2s, 2031	467,898	490,631
Ser. 00-T6, Class A1, 7 1/2s, 2030	916,001	957,293
Ser. 01-T5, Class A3, 7 1/2s, 2030	22,290	23,306
Ser. 02-W7, Class A5, 7 1/2s, 2029	283,241	297,610
Ser. 01-T4, Class A1, 7 1/2s, 2028	2,665,090	2,813,333
Ser. 02-W3, Class A5, 7 1/2s, 2028	790,968	830,082
IFB Ser. 05-45, Class PC,
7.114s, 2034	619,286	634,210
Ser. 02-26, Class A1, 7s, 2048	723,984	750,603
Ser. 04-T3, Class 1A3, 7s, 2044	692,045	720,485
Ser. 03-W3, Class 1A2, 7s, 2042	356,914	370,761
Ser. 02-T16, Class A2, 7s, 2042	729,196	757,258
Ser. 02-14, Class A1, 7s, 2042	421,763	437,005
Ser. 02-T4, Class A2, 7s, 2041	220,894	228,893
Ser. 01-W3, Class A, 7s, 2041	275,554	285,090
Ser. 05-W4, Class 1A3, 7s, 2035	874,000	911,930
Ser. 04-W1, Class 2A2, 7s, 2033	2,309,050	2,402,961
IFB Ser. 05-95, Class CP,
6.878s, 2035	148,334	151,508
IFB Ser. 05-95, Class OP,
6.83s, 2035	429,000	417,889
IFB Ser. 02-97, Class TW, IO,
6 1/2s, 2031	606,048	102,604
IFB Ser. 05-73, Class SA,
6.165s, 2035	772,890	756,224
IFB Ser. 05-83, Class QP,
6.009s, 2034	284,717	274,524
IFB Ser. 05-93, Class AS,
5.928s, 2034	397,364	374,888
Ser. 03-31, Class IM, IO,
5 3/4s, 2032	2,347,358	311,025
Ser. 364, Class 10, IO,
5 1/2s, 2035	5,821,450	1,302,713
Ser. 350, Class 2, IO, 5 1/2s, 2034	6,218,541	1,385,040
Ser. 329, Class 2, IO, 5 1/2s, 2033	10,353,072	2,303,973
Ser. 03-45, Class PI, IO,
5 1/2s, 2029	1,238,696	126,192
Ser. 03-8, Class IP, IO,
5 1/2s, 2028	1,194,411	77,094

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-24, Class UI, IO, 5s, 2031	$1,213,087	$185,497
IFB Ser. 02-89, Class S, IO,
3.821s, 2033	1,774,810	164,702
IFB Ser. 02-36, Class QH, IO,
3.671s, 2029	437,973	8,914
IFB Ser. 97-44, Class SN, IO,
3.55s, 2023	626,533	60,210
IFB Ser. 03-66, Class SA, IO,
3.271s, 2033	1,901,298	143,168
IFB Ser. 03-48, Class S, IO,
3.171s, 2033	862,288	65,448
IFB Ser. 02-92, Class SB, IO,
2.971s, 2030	640,761	43,700
IFB Ser. 05-113, Class DI, IO,
2.87s, 2036	7,103,000	470,219
IFB Ser. 05-52, Class DC, IO,
2.821s, 2035	1,330,710	105,417
IFB Ser. 04-24, Class CS, IO,
2.771s, 2034	2,299,325	199,395
IFB Ser. 03-122, Class SA, IO,
2.721s, 2028	3,315,886	193,316
IFB Ser. 03-122, Class SJ, IO,
2.721s, 2028	3,509,785	207,779
IFB Ser. 04-64, Class SW, IO,
2.671s, 2034	5,335,555	321,734
IFB Ser. 04-65, Class ST, IO,
2.671s, 2034	2,686,167	161,976
IFB Ser. 04-51, Class S0, IO,
2.671s, 2034	483,610	27,517
IFB Ser. 04-60, Class SW, IO,
2.671s, 2034	4,311,103	342,302
IFB Ser. 05-65, Class KI, IO,
2.621s, 2035	12,162,380	755,284
IFB Ser. 05-42, Class PQ, IO,
2.421s, 2035	850,943	59,786
IFB Ser. 05-42, Class SA, IO,
2.421s, 2035	3,675,903	227,331
IFB Ser. 05-73, Class SI, IO,
2.371s, 2035	888,682	55,543
IFB Ser. 05-29, Class SD, IO,
2.371s, 2035	2,260,086	138,344
IFB Ser. 05-17, Class ES, IO,
2.371s, 2035	1,763,639	138,688
IFB Ser. 05-17, Class SY, IO,
2.371s, 2035	824,803	63,705
IFB Ser. 05-62, Class FS, IO,
2.371s, 2034	2,180,850	138,578
IFB Ser. 05-82, Class SW, IO,
2.351s, 2035	3,582,713	186,973
IFB Ser. 05-82, Class SY, IO,
2.351s, 2035	4,559,424	237,945
IFB Ser. 05-45, Class EW, IO,
2.341s, 2035	8,689,655	474,455

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-45, Class SR, IO,
2.341s, 2035	$6,161,925	$332,744
IFB Ser. 05-105, Class S, IO,
2.321s, 2035	1,364,248	76,099
IFB Ser. 05-95, Class CI, IO,
2.321s, 2035	1,952,307	131,000
IFB Ser. 05-84, Class SG, IO,
2.321s, 2035	3,508,494	247,471
IFB Ser. 05-87, Class SG, IO,
2.321s, 2035	4,503,839	245,600
IFB Ser. 05-89, Class S, IO,
2.321s, 2035	6,547,610	339,657
IFB Ser. 05-69, Class AS, IO,
2.321s, 2035	953,064	54,206
IFB Ser. 05-54, Class SA, IO,
2.321s, 2035	4,333,859	222,327
IFB Ser. 05-23, Class SG, IO,
2.321s, 2035	2,782,980	198,722
IFB Ser. 05-29, Class SX, IO,
2.321s, 2035	3,385,239	220,836
IFB Ser. 05-57, Class CI, IO,
2.321s, 2035	2,490,908	161,162
IFB Ser. 05-104, Class NI, IO,
2.321s, 2035	1,627,433	130,469
IFB Ser. 05-17, Class SA, IO,
2.321s, 2035	2,549,339	180,492
IFB Ser. 05-17, Class SE, IO,
2.321s, 2035	2,741,004	189,590
IFB Ser. 05-57, Class DI, IO,
2.321s, 2035	5,778,494	371,557
IFB Ser. 04-92, Class S, IO,
2.321s, 2034	2,825,125	174,310
IFB Ser. 05-83, Class QI, IO,
2.311s, 2035	478,189	34,908
IFB Ser. 05-92, Class SC, IO,
2.301s, 2035	4,650,496	299,957
IFB Ser. 05-73, Class SD, IO,
2.301s, 2035	2,203,853	145,317
IFB Ser. 05-83, Class SL, IO,
2.291s, 2035	9,345,456	522,411
Ser. 03-W12, Class 2, IO,
2.228s, 2043	4,213,985	210,180
IFB Ser. 05-95, Class OI, IO,
2.211s, 2035	266,618	19,810
IFB Ser. 04-38, Class SI, IO,
2.191s, 2033	4,261,105	213,055
IFB Ser. 04-72, Class SB, IO,
2.121s, 2034	2,003,899	89,574
IFB Ser. 03-112, Class SA, IO,
2.121s, 2028	1,832,590	69,698
Ser. 03-W10, Class 1, IO,
1.967s, 2043	9,744,097	445,414
Ser. 03-W10, Class 3, IO,
1.936s, 2043	3,988,894	193,235

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-67, Class BS, IO,
1.771s, 2035	$2,407,183	$112,837
IFB Ser. 05-74, Class SE, IO,
1.721s, 2035	6,224,962	227,211
IFB Ser. 05-82, Class SI, IO,
1.721s, 2035	7,733,066	282,740
IFB Ser. 05-87, Class SE, IO,
1.671s, 2035	17,943,649	681,298
Ser. 03-W8, Class 12, IO,
1.64s, 2042	17,638,334	677,212
IFB Ser. 05-58, Class IK, IO,
1.621s, 2035	1,782,423	80,766
IFB Ser. 04-54, Class SW, IO,
1.621s, 2033	1,099,961	35,651
Ser. 03-W3, Class 2IO2, IO,
1.456s, 2042	689,517	2,635
Ser. 03-W6, Class 11, IO,
1.286s, 2035	4,376,415	2,626
Ser. 03-W17, Class 12, IO,
1.155s, 2033	5,151,104	153,717
Ser. 03-T2, Class 2, IO,
0.88s, 2042	27,352,689	507,791
Ser. 03-W6, Class 51, IO,
0.683s, 2042	7,529,155	82,821
Ser. 03-W3, Class 2IO1, IO,
0.677s, 2042	2,499,225	39,847
Ser. 01-T12, Class IO, 0.57s, 2041	14,637,350	175,238
Ser. 03-W2, Class 1, IO,
0.469s, 2042	14,878,656	143,787
Ser. 03-W3, Class 1, IO,
0.436s, 2042	25,812,495	245,777
Ser. 02-T1, Class IO, IO,
0.425s, 2031	11,238,013	103,164
Ser. 03-W6, Class 3, IO,
0.365s, 2042	10,495,641	49,330
Ser. 03-W6, Class 23, IO,
0.35s, 2042	11,201,119	50,405
Ser. 03-W4, Class 3A, IO,
0.297s, 2042	10,738,477	95,086
Ser. 03-W8, Class 11, IO,
0.03s, 2042	6,397,837	894
Ser. 03-W6, Class 21, IO,
0.004s, 2042	4,596,791	--
Ser. 05-113, Class DO, Principal
Only (PO), zero %, 2036	1,092,000	887,468
Ser. 361, Class 1, PO, zero %, 2035	3,942,759	3,127,714
Ser. 05-65, Class KO, PO,
zero %, 2035	364,814	302,394
Ser. 353, Class 1, PO, zero %, 2034	8,980,368	6,604,606
Ser. 342, Class 1, PO, zero %, 2033	953,144	753,579
Ser. 05-38, PO, zero %, 2031	176,000	132,440
FRB Ser. 05-65, Class ER,
zero %, 2035	1,408,553	1,454,331
FRB Ser. 05-57, Class UL,
zero %, 2035	1,483,449	1,520,536
FRB Ser. 05-36, Class QA,
zero %, 2035	281,007	285,110

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-65, Class CU,
zero %, 2034	$203,552	$260,404
FRB Ser. 05-81, Class DF,
zero %, 2033	219,380	228,804
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	151,008	161,114
Ser. T-60, Class 1A3, 7 1/2s, 2044	2,867,465	3,021,052
Ser. T-59, Class 1A3, 7 1/2s, 2043	1,848,294	1,951,108
Ser. T-58, Class 4A, 7 1/2s, 2043	690,334	724,708
Ser. T-57, Class 1A3, 7 1/2s, 2043	2,001,648	2,109,409
Ser. T-51, Class 2A, 7 1/2s, 2042	851,424	891,568
Ser. T-42, Class A5, 7 1/2s, 2042	573,380	601,525
Ser. T-41, Class 3A, 7 1/2s, 2032	1,656,583	1,734,691
Ser. T-60, Class 1A2, 7s, 2044	2,530,256	2,631,860
Ser. T-41, Class 2A, 7s, 2032	107,792	111,539
Ser. T-56, Class A, IO,
0.667s, 2043	7,404,312	85,123
Ser. T-56, Class 1, IO,
0.281s, 2043	9,683,486	81,291
Ser. T-56, Class 3, IO,
0.142s, 2043	7,982,506	101,990
Ser. T-56, Class 2, IO,
0.041s, 2043	9,104,579	34,116
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	4,241,183	4,656,035
First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.697s, 2033	14,347,273	1,002,381
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,357,789
Ser. 97-C1, Class A3, 7.38s, 2029	1,492,290	1,516,330
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	1,515,000	1,664,836
Freddie Mac
IFB Ser. 2963, Class SV,
11.122s, 2034	373,000	423,238
IFB Ser. 2763, Class SC,
11.122s, 2032	2,056,725	2,235,607
IFB Ser. 3081, Class DC,
9.506s, 2035	708,000	736,674
IFB Ser. 2990, Class SL,
8.472s, 2034	1,100,510	1,142,660
IFB Ser. 2976, Class LC,
8.399s, 2035	523,336	540,763
IFB Ser. 2976, Class KL,
8.362s, 2035	1,233,816	1,275,643
IFB Ser. 2990, Class DP,
8.252s, 2034	1,087,228	1,108,428
IFB Ser. 2979, Class AS,
8.252s, 2034	321,830	327,260

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3051, Class PS,
8.142s, 2035	$392,038	$397,000
IFB Ser. 3072, Class SA,
8.106s, 2035	278,305	277,870
IFB Ser. 2996, Class SA,
7.784s, 2035	630,010	615,835
IFB Ser. 3072, Class SM,
7.776s, 2035	442,001	435,923
IFB Ser. 3072, Class SB,
7.629s, 2035	417,057	408,976
Ser. 2229, Class PD, 7 1/2s, 2030	239,419	254,307
Ser. 2224, Class PD, 7 1/2s, 2030	237,749	252,534
Ser. 2217, Class PD, 7 1/2s, 2030	249,191	264,688
Ser. 2187, Class PH, 7 1/2s, 2029	555,482	590,026
Ser. 1989, Class C, 7 1/2s, 2027	83,463	88,653
Ser. 1990, Class D, 7 1/2s, 2027	228,331	242,531
Ser. 1969, Class PF, 7 1/2s, 2027	198,830	211,195
Ser. 1975, Class E, 7 1/2s, 2027	52,571	55,840
Ser. 1943, Class M, 7 1/2s, 2027	123,705	131,398
Ser. 1932, Class E, 7 1/2s, 2027	172,572	183,303
Ser. 1938, Class E, 7 1/2s, 2027	69,822	74,164
Ser. 1941, Class E, 7 1/2s, 2027	57,148	60,701
Ser. 1924, Class H, 7 1/2s, 2027	187,998	199,689
Ser. 1928, Class D, 7 1/2s, 2027	74,148	78,759
Ser. 1915, Class C, 7 1/2s, 2026	169,717	180,271
Ser. 1923, Class D, 7 1/2s, 2026	201,491	214,021
Ser. 1904, Class D, 7 1/2s, 2026	217,405	230,925
Ser. 1905, Class H, 7 1/2s, 2026	192,314	204,273
Ser. 1890, Class H, 7 1/2s, 2026	181,085	192,347
Ser. 1895, Class C, 7 1/2s, 2026	90,740	96,383
Ser. 2256, Class UA, 7s, 2030	68,427	71,869
Ser. 2208, Class PG, 7s, 2030	619,736	650,917
Ser. 2211, Class PG, 7s, 2030	344,515	361,848
Ser. 2198, Class PH, 7s, 2029	529,376	556,010
Ser. 2054, Class H, 7s, 2028	1,331,806	1,398,813
Ser. 2031, Class PG, 7s, 2028	142,210	149,365
Ser. 2020, Class E, 7s, 2028	721,315	757,606
Ser. 1998, Class PL, 7s, 2027	318,131	334,137
Ser. 1999, Class PG, 7s, 2027	509,533	535,169
Ser. 2004, Class BA, 7s, 2027	310,644	326,274
Ser. 2005, Class C, 7s, 2027	235,737	247,597
Ser. 2005, Class CE, 7s, 2027	263,275	276,521
Ser. 2006, Class H, 7s, 2027	751,987	789,821
Ser. 2006, Class T, 7s, 2027	480,788	504,977
Ser. 1987, Class AP, 7s, 2027	154,370	162,137
Ser. 1987, Class PT, 7s, 2027	260,387	273,487
Ser. 1978, Class PG, 7s, 2027	448,667	471,240
Ser. 1973, Class PJ, 7s, 2027	536,033	563,002
Ser. 1725, Class D, 7s, 2024	104,855	110,130
Ser. 2008, Class G, 7s, 2023	38,936	40,895

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Freddie Mac
Ser. 1750, Class C, 7s, 2023	$234,918	$246,737
Ser. 1530, Class I, 7s, 2023	247,280	259,722
IFB Ser. 3065, Class DC,
6.752s, 2035	1,094,186	1,058,406
IFB Ser. 3050, Class SA,
5.952s, 2034	761,595	715,442
IFB Ser. 2990, Class LB,
5.78s, 2034	1,310,225	1,243,010
IFB Ser. 2990, Class WP,
5.755s, 2035	863,031	840,765
Ser. 2581, Class IH, IO,
5 1/2s, 2031	858,611	231,739
Ser. 2600, Class CI, IO,
5 1/2s, 2029	273,610	62,332
Ser. 2664, Class UD, IO,
5 1/2s, 2028	436,035	84,722
IFB Ser. 2927, Class SI, IO,
4.131s, 2035	2,134,177	262,290
IFB Ser. 2538, Class SH, IO,
3.181s, 2032	333,135	23,486
IFB Ser. 2828, Class GI, IO,
3.131s, 2034	2,325,697	246,821
IFB Ser. 2802, Class SM, IO,
2.981s, 2032	735,658	50,908
IFB Ser. 2869, Class SH, IO,
2.931s, 2034	1,238,439	85,205
IFB Ser. 2869, Class JS, IO,
2.881s, 2034	5,900,334	420,694
IFB Ser. 2882, Class SL, IO,
2.831s, 2034	1,229,669	100,025
IFB Ser. 2682, Class TQ, IO,
2.681s, 2033	1,012,387	60,136
IFB Ser. 2815, Class PT, IO,
2.681s, 2032	2,253,214	169,892
IFB Ser. 2828, Class TI, IO,
2.681s, 2030	1,092,907	79,577
IFB Ser. 3033, Class SF, IO,
2.431s, 2035	1,624,802	88,349
IFB Ser. 3028, Class ES, IO,
2.381s, 2035	5,166,064	423,617
IFB Ser. 2922, Class SE, IO,
2.381s, 2035	3,376,521	177,267
IFB Ser. 3045, Class DI, IO,
2.361s, 2035	16,755,068	849,482
IFB Ser. 2981, Class AS, IO,
2.351s, 2035	3,014,862	150,743
IFB Ser. 2981, Class BS, IO,
2.351s, 2035	1,613,064	82,105
IFB Ser. 3054, Class CS, IO,
2.331s, 2035	1,225,961	72,454
IFB Ser. 3066, Class SI, IO,
2.331s, 2035	3,497,288	283,280
IFB Ser. 2924, Class SA, IO,
2.331s, 2035	4,831,655	240,133

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2927, Class ES, IO,
2.331s, 2035	$1,729,377	$101,860
IFB Ser. 2950, Class SM, IO,
2.331s, 2016	2,367,546	155,000
IFB Ser. 3031, Class BI, IO,
2.321s, 2035	1,036,653	74,432
IFB Ser. 3067, Class SI, IO,
2.281s, 2035	4,028,362	327,506
IFB Ser. 2986, Class WS, IO,
2.281s, 2035	1,362,771	49,411
IFB Ser. 2962, Class BS, IO,
2.281s, 2035	6,852,464	396,072
IFB Ser. 2990, Class LI, IO,
2.261s, 2034	1,989,750	130,926
IFB Ser. 3065, Class DI, IO,
2.251s, 2035	792,950	59,154
IFB Ser. 2988, Class AS, IO,
1.831s, 2035	679,003	27,228
IFB Ser. 3016, Class SP, IO,
1.741s, 2035	1,058,442	44,772
IFB Ser. 2937, Class SY, IO,
1.731s, 2035	1,108,882	39,864
IFB Ser. 2957, Class SW, IO,
1.631s, 2035	6,154,153	234,627
IFB Ser. 2815, Class S, IO,
1.631s, 2032	2,581,971	89,594
Ser. 3045, Class DO, PO,
zero %, 2035	1,281,273	1,011,693
Ser. 231, PO, zero %, 2035	30,851,569	23,289,868
Ser. 228, PO, zero %, 2035	13,359,785	10,528,167
Ser. 227, PO, zero %, 2034	12,865,650	9,415,694
FRB Ser. 3022, Class TC,
zero %, 2035	244,389	270,966
FRB Ser. 3003, Class XF,
zero %, 2035	1,272,121	1,310,870
FRB Ser. 2986, Class XT,
zero %, 2035	138,913	147,117
FRB Ser. 2992, Class WM,
zero %, 2035	519,102	594,211
FRB Ser. 2958, Class FL,
zero %, 2035	654,731	623,435
FRB Ser. 3046, Class WF,
zero %, 2035	350,873	343,170
FRB Ser. 3054, Class XF,
zero %, 2034	145,974	147,142
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.05s, 2043	36,373,799	311,302
Ser. 05-C3, Class XC, IO,
0.039s, 2045	94,836,000	507,373
General Growth Properties-Mall
Properties Trust 144A FRB
Ser. 01-C1A, Class D3, 6.619s, 2014	742,142	742,838

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.787s, 2036	$162,000	$171,371
Ser. 04-C2, Class A4, 5.301s, 2038	763,000	767,807
Ser. 03-C2, Class A2, 5.28s, 2040	2,566,000	2,615,524
Ser. 97-C1, Class X, IO,
1.535s, 2029	9,225,999	329,368
Ser. 05-C1, Class X1, IO,
0.096s, 2043	42,309,000	775,101
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	706,723	687,608
Government National Mortgage
Association
IFB Ser. 05-7, Class JM,
7.11s, 2034	1,419,980	1,438,866
IFB Ser. 05-66, Class SP,
6.267s, 2035	644,491	609,431
Ser. 05-13, Class PI, IO,
5 1/2s, 2033	1,673,240	271,651
IFB Ser. 04-86, Class SW, IO,
2.38s, 2034	3,011,610	171,852
IFB Ser. 05-65, Class SI, IO,
1.98s, 2035	2,803,153	130,066
IFB Ser. 05-68, Class SI, IO,
1.93s, 2035	8,903,064	467,411
IFB Ser. 05-51, Class SJ, IO,
1.83s, 2035	2,681,129	135,665
IFB Ser. 05-68, Class S, IO,
1.83s, 2035	5,318,498	253,161
IFB Ser. 05-28, Class SA, IO,
1.83s, 2035	6,977,954	261,582
Ser. 98-2, Class EA, PO,
zero %, 2028	399,722	320,339
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.038s, 2037	76,610,000	337,084
GS Mortgage Securities Corp. II
144A
FRB Ser. 03-FL6A, Class L,
7.619s, 2015	272,000	272,340
Ser. 98-C1, Class F, 6s, 2030	528,000	531,643
Ser. 05-GG4, Class XC, IO,
0.106s, 2039	43,653,783	855,614
Ser. 04-C1, Class X1, IO,
0.088s, 2028	14,876,264	128,424
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 02-CIB5, Class X1, IO,
0.387s, 2037	11,322,289	500,658
Ser. 04-FL1A, Class X1A, IO,
0.998s, 2019	7,344,929	24,961
Ser. 05-CB12, Class X1, IO,
0.053s, 2037	22,984,577	250,496
Ser. 05-LDP2, Class X1, IO,
0.046s, 2042	63,189,939	994,748

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-LDP4, Class X1, IO,
0.042s, 2042	$45,940,421	$428,897
Ser. 05-LDP3, Class X1, IO,
0.036s, 2042	56,289,372	426,568
Ser. 05-LDP1, Class X1, IO,
0.035s, 2046	15,661,725	147,440
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	144,365,000	687,990
JPMorgan Commercial Mortgage
Finance Corp. Ser. 97-C5, Class F,
7.561s, 2029	377,000	416,434
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	323,061
Ser. 99-C1, Class G, 6.41s, 2031	337,198	319,798
Ser. 98-C4, Class G, 5.6s, 2035	260,000	252,354
Ser. 98-C4, Class H, 5.6s, 2035	441,000	414,553
Ser. 05-C3, Class XCL, IO,
0.149s, 2040	27,638,354	600,949
Ser. 05-C2, Class XCL, IO,
0.1s, 2040	62,620,707	691,287
Ser. 05-C5, Class XCL, IO,
0.084s, 2020	28,805,443	422,376
Ser. 05-C7, Class XCL, IO,
0.074s, 2040	34,973,000	335,741
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L,
8.118s, 2014	757,000	756,596
FRB Ser. 04-LLFA, Class H,
5.319s, 2017	377,000	378,433
FRB Ser. 05-LLFA, 5.169s, 2018	173,000	173,000
Merrill Lynch Mortgage
Investors, Inc.
Ser. 96-C2, Class A3, 6.96s, 2028	28,173	28,244
Ser. 98-C3, Class E, 6.93s, 2030	283,000	308,267
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO,
0.047s, 2043	28,939,676	386,616
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO,
0.108s, 2044	15,743,000	161,681
Mezz Cap Commercial Mortgage Trust
144A
Ser. 04-C1, Class X, IO,
7.85s, 2037	1,427,125	562,767
Ser. 04-C2, Class X, IO,
5.999s, 2040	1,120,934	404,937
Ser. 05-C3, Class X, IO,
5.538s, 2044	1,200,000	414,360

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO,
1.635s, 2043	$5,473,000	$406,627
Ser. 05-HQ6, Class X1, IO,
0.047s, 2042	31,474,734	320,885
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E, 7.346s, 2028	305,273	305,216
Ser. 98-HF1, Class F, 7.18s, 2030	256,000	265,229
Ser. 04-RR, Class F5, 6s, 2039	790,000	682,481
Ser. 04-RR, Class F6, 6s, 2039	820,000	681,666
Ser. 05-HQ5, Class X1, IO,
0.039s, 2042	21,460,118	178,548
Morgan Stanley Dean Witter Capital
I Ser. 00-LIF2, Class A1, 6.96s, 2033	334,511	343,191
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.102s, 2030	470,000	490,329
Permanent Financing PLC FRB Ser. 8,
Class 2C, 4.88s, 2042
(United Kingdom)	1,147,000	1,146,853
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	1,699,000	1,775,625
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	195,628
Ser. 00-C2, Class J, 6.22s, 2033	439,000	443,171
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 7.9s, 2034
(Ireland)	1,175,000	1,177,203
Ser. 04-1A, Class E, 5.65s, 2034
(Ireland)	463,000	463,868
QFA Royalties, LLC 144A Ser. 05-1,
7.3s, 2025	826,672	820,110
Salomon Brothers Mortgage
Securities VII 144A
Ser. 96-C1, Class E, 8.301s, 2028	439,911	439,207
Ser. 03-CDCA, Class X3CD, IO,
1.43s, 2015	1,702,603	18,730
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	215,000	216,579
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	336,000	292,424
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	228,000	189,561
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	150,000	130,547
Wachovia Bank Commercial Mortgage
Trust Ser. 05-C17, Class A4,
5.083s, 2042	2,878,000	2,863,437
Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L,
7.669s, 2018	313,000	312,646
Ser. 03-C3, Class IOI, IO,
0.273s, 2035	7,504,327	242,461

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Washington Mutual Asset
Securities Corp. 144A Ser. 05-C1A,
Class G, 5.72s, 2036	$73,000	$71,477

Total collateralized mortgage obligations
(cost $289,427,065)		$284,953,223

ASSET-BACKED SECURITIES (21.1%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRN
Ser. 04-1, Class 2A1, 4.719s, 2034	$677,390	$678,184
Aames Mortgage Trust 144A
Ser. 03-1N, Class A, 7 1/2s, 2033	7,965	7,964
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035
(Cayman Islands)	772,921	757,675
Ace Securities Corp. Ser. 03-FM1,
Class A, IO, 3 1/2s, 2032	3,083,000	19,515
Advanta Business Card Master Trust
FRN Ser. 04-C1, Class C, 5.42s,
2013	373,000	378,073
Advanta Mortgage Loan Trust
Ser. 00-1, Class A4, 8.61s, 2028	156,550	157,040
Aegis Asset Backed Securities Trust
144A
Ser. 04-1N, Class Note, 5s, 2034	2,523	2,522
Ser. 04-2N, Class N1, 4 1/2s, 2034	54,475	54,331
Ser. 04-5N, Class Note, 5s, 2034	112,854	112,396
Ser. 04-6N, Class Note, 4 3/4s, 2035	169,069	168,171
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 4.789s, 2029	1,868,484	1,877,035
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 4.62s, 2012	3,332,201	3,332,721
American Home Mortgage Investment
Trust
FRN Ser. 04-3, Class 2A,
3.59s, 2034	896,496	880,696
FRN Ser. 04-3, Class 3A,
3.71s, 2034	972,217	956,895
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	350,000	348,905
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034
(Cayman Islands)	31,961	31,961
Ser. 04-RN9, Class N1, 4.8s, 2034
(Cayman Islands)	155,877	155,877
Ameriquest Mortgage
Securities, Inc.
Ser. 03-6, Class S, IO, 5s, 2033	1,701,746	532
Ser. 03-8, Class S, IO, 5s, 2006	1,169,729	4,983
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	639,815
Ser. 04-1A, Class E, 6.42s, 2039	495,418	496,641

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Argent NIM Trust 144A Ser. 04-WN9,
Class A, 5.19s, 2034
(Cayman Islands)	$53,154	$53,129
Asset Backed Funding Corp. NIM
Trust 144A
Ser. 04-0PT1, Class N1, 4.55s, 2033
(Cayman Islands)	7,407	7,402
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)	83,221	83,008
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)	110,128	109,971
Asset Backed Securities Corp. Home
Equity Loan Trust
Ser. 03-HE5, Class A, IO, 4s, 2033	2,397,249	6,880
FRB Ser. 04-HE9, Class A2,
4.749s, 2034	294,486	294,743
FRB Ser. 05-HE1, Class A3,
4.669s, 2035	403,153	403,511
FRN Ser. 04-HE1, Class A3,
4.769s, 2034	33,490	33,500
Aviation Capital Group Trust 144A
FRN Ser. 03-2A, Class G1,
5.07s, 2033	467,898	468,592
Banc of America Funding Corp. 144A
Ser. 04-NIM1, Class Note, 6s, 2034	35,544	35,544
Ser. 04-D, Class 2A, IO,
0.608s, 2034	6,466,991	21,220
Ser. 05-E, Class 2, IO,
0.306s, 2035	14,097,000	99,120
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 5.4s, 2011	470,000	478,868
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	173,000	171,088
Bayview Financial Acquisition Trust
Ser. 03-DA, Class A, IO, 4s, 2006	1,420,474	3,612
Ser. 03-E, Class A, IO, 4s, 2006	1,235,593	11,204
Ser. 04-B, Class A1, 4.879s, 2039	2,465,539	2,464,864
Ser. 04-D, Class A, IO,
3.938s, 2007	7,340,015	267,938
Ser. 05-B, Class A, IO,
2.339s, 2039	6,359,607	227,221
FRB Ser. 04-D, Class A,
4.769s, 2044	1,398,018	1,399,382
FRN Ser. 03-F, Class A,
4.879s, 2043	1,085,065	1,088,172
FRN Ser. 03-G, Class A1,
4.979s, 2039	2,147,000	2,150,086
Bayview Financial Asset Trust 144A
Ser. 03-X, Class A, IO, 0.61s, 2006	9,912,159	173,463
FRN Ser. 03-SSRA, Class A,
5.079s, 2038	720,147	724,396
FRN Ser. 03-SSRA, Class M,
5.729s, 2038	726,034	733,947
FRN Ser. 04-SSRA, Class A1,
4.979s, 2039	610,726	613,352
ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Bear Stearns Adjustable Rate
Mortgage Trust Ser. 04-1,
Class 11A1, 3.643s, 2034	$1,515,037	$1,498,117
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.995s, 2034	1,122,463	1,119,831
Ser. 04-12, Class 2A2, 5.025s, 2035	1,032,695	1,030,415
Ser. 04-9, Class 1A1, 4.989s, 2034	370,385	369,750
Ser. 05-2, Class 2A2A, 4.827s, 2035	576,445	574,073
Ser. 05-5, Class 21A1, 4.693s, 2035	1,881,793	1,866,836
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034
(Cayman Islands)	115,929	115,748
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	87,209	86,691
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	128,000	127,040
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)	119,692	119,561
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	85,965	85,871
Ser. 04-HE8N, Class A1, 5s, 2034	41,052	40,969
Bear Stearns Asset Backed
Securities, Inc.
Ser. 03-AC4, Class A, IO, 5s, 2006	3,258,600	12,557
FRB Ser. 05-3, Class A1,
4.829s, 2035	679,018	678,594
FRN Ser. 03-3, Class A2,
4.969s, 2043	943,000	945,358
Capital Auto Receivables Asset
Trust 144A Ser. 05-1, Class D,
6 1/2s, 2011	582,000	569,087
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
7.12s, 2010	278,000	288,859
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	164,983	162,817
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.72s,
2011 (Cayman Islands)	104,007	104,903
FRB Ser. 04-AA, Class B4, 9.87s,
2011 (Cayman Islands)	261,816	277,186
CDO Repackaging Trust Series 144A
FRN Ser. 03-2, Class A, 8.617s, 2008	1,505,000	1,625,400
Centex Home Equity Ser. 04-C,
Class A, IO, 3 1/2s, 2006	3,459,000	42,439
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 5.45s, 2010	860,000	875,527
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	179,082	178,186

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	$70,147	$69,984
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	187,000	184,663
Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	75,000	64,500
Citibank Credit Card Issuance Trust
FRN Ser. 01-C1, Class C1,
5.23s, 2010	470,000	477,638
Conseco Finance
Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	3,120,000	2,650,752
Ser. 00-5, Class A4, 7.47s, 2032	739,884	744,193
Ser. 00-5, Class A6, 7.96s, 2032	1,638,000	1,401,528
Ser. 01-1, Class A4, 6.21s, 2032	1,635,930	1,645,299
Ser. 01-1, Class A5, 6.99s, 2032	3,013,000	2,782,204
Ser. 01-3, Class A4, 6.91s, 2033	2,596,000	2,507,289
Ser. 01-4, Class A4, 7.36s, 2033	2,675,000	2,652,265
Ser. 01-4, Class B1, 9.4s, 2033	407,094	54,958
Ser. 02-1, Class A, 6.681s, 2033	3,724,686	3,800,380
Ser. 02-1, Class M2, 9.546s, 2033	1,750,000	875,000
Ser. 02-2, Class A, IO,
8 1/2s, 2033	2,995,637	732,086
Consumer Credit Reference IDX
Securities 144A FRN Ser. 02-1A,
Class A, 6.501s, 2007	1,226,000	1,232,130
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.963s, 2034	343,687	342,721
Ser. 05-24, Class 1AX, IO, 1.251s,
2035	10,888,492	285,823
Ser. 05-24, Class IIAX, IO,
1.168s, 2035	9,348,645	350,574
Countrywide Asset Backed
Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036	71,220	71,006
Ser. 04-14N, 5s, 2036	167,994	166,936
Ser. 04-6N, Class N1, 6 1/4s, 2035	488,209	487,232
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	91,153	90,825
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 0.776s, 2035	10,846,420	249,129
Ser. 05-9, Class 1X, IO, 0.861s, 2035	9,717,698	227,394
Countrywide Home Loans 144A
Ser. 05-R2, Class 2A3, 8s, 2035	705,367	748,350
Countrywide Partnership Trust 144A
Ser. 04-EC1N, Class N, 5s, 2035	79,262	78,874
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	716,000	735,468
CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	295,060	292,110

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Fieldstone Mortgage
Investment Corp. FRN Ser. 05-1,
Class M3, 4.919s, 2035	$286,000	$288,860
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	84,507	62,958
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class D, 7.688s, 2039	2,160,000	2,172,204
First Consumers Master Trust FRB
Ser. 01-A, Class A, 4.68s, 2008	109,993	109,443
First Franklin Mortgage Loan NIM
Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034
(Cayman Islands)	84,375	84,137
Ser. 04-FF7A, Class A, 5s, 2034
(Cayman Islands)	101,596	101,312
First Horizon Mortgage Pass-Through
Trust Ser. 05-AR2, Class 1A1,
4.831s, 2035	1,088,976	1,081,041
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	284,652	284,830
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	480,000	472,800
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	209,084	207,816
Ser. 04-3, Class B, 7 1/2s, 2034	103,551	100,852
Ser. 04-D, Class N1, 4 1/2s, 2034
(Cayman Islands)	184,613	183,768
Ser. 04-D, Class N2, 7 1/2s, 2034
(Cayman Islands)	33,336	33,091
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E, 6.58s, 2038
(Cayman Islands)	418,000	422,626
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
4.85, 2010	836,610	837,849
GE Corporate Aircraft
Financing, LLC 144A
Ser. 04-1A, Class B, 5.229s, 2018	153,162	153,070
FRB Ser. 05-1A, Class C,
5.679s, 2019	513,000	513,000
Gears Auto Owner Trust Ser. 05-AA,
Class E1, 8.22s, 2012	814,000	814,130
GEBL 144A
Ser. 04-2, Class C, 4.97s, 2032	256,220	258,065
Ser. 04-2, Class D, 6.87s, 2032	342,555	343,308
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO,
4.941s, 2007	3,349,000	186,707
Goldentree Loan Opportunities II,
Ltd. 144A FRN Ser. 2A, Class 4,
6.979s, 2015 (Cayman Islands)	230,000	232,588
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.474s,
2042 (United Kingdom)	580,000	584,708

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Granite Mortgages PLC
FRB Ser. 02-2, Class 1C, 5.424s,
2043 (United Kingdom)	$290,000	$293,383
FRN Ser. 01-1, Class 1C, 5.574s,
2041 (United Kingdom)	1,295,667	1,310,648
FRN Ser. 04-1, Class 1C, 5.4s, 2044
(United Kingdom)	719,000	720,573
Green Tree Financial Corp.
Ser. 97-4, Class A7, 7.36s, 2029	328,940	342,508
Ser. 97-6, Class A8, 7.07s, 2029	189,865	195,485
Ser. 97-6, Class A9, 7.55s, 2029	371,529	388,955
Ser. 97-7, Class A8, 6.86s, 2029	250,174	256,741
Ser. 99-3, Class A5, 6.16s, 2031	92,595	93,174
Ser. 99-3, Class A6, 6 1/2s, 2031	505,000	510,353
Ser. 99-5, Class A5, 7.86s, 2030	6,610,000	5,842,920
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,791,458	1,698,526
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
1.258s, 2045	7,279,738	200,193
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	800,168	793,526
GSAMP Trust 144A
Ser. 04-NIM1, Class N1,
5 1/2s, 2034	372,347	372,198
Ser. 04-NIM1, Class N2,
zero %, 2034	681,000	501,557
Ser. 04-NIM2, Class N, 4 7/8s, 2034	577,064	574,583
Ser. 04-SE2N, Class Note,
5 1/2s, 2034	328	328
Ser. 05-NC1, Class N, 5s, 2035	228,506	228,003
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	235,752	253,056
Ser. 05-RP3, Class 1A3, 8s, 2035	709,810	754,599
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	610,755	642,391
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	773,169	811,750
Ser. 05-RP2, Class 1A3, 8s, 2035	658,762	700,330
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-1A, Class D, 5.909s,
2030 (Cayman Islands)	797,000	794,609
FRB Ser. 05-2A, Class D, 5.929s,
2030 (Cayman Islands)	400,000	400,120
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, zero %, 2035	548,000	529,345
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 4.81s,
2036 (Cayman Islands)	1,441,882	1,407,638

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.45s, 2040
(United Kingdom)	$380,000	$381,542
FRB Ser. 8, Class 2C, 4.87s, 2040
(United Kingdom)	332,000	333,129
Home Equity Asset Trust 144A
Ser. 03-6N, Class A, 6 1/2s, 2034	340	338
Ser. 04-3N, Class A, 5s, 2034	44,421	44,089
Ser. 04-4N, Class A, 5s, 2034	147,513	145,669
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	188,000	183,585
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.129s,
2037 (Cayman Islands)	2,075,000	2,074,834
FRB Ser. 03-1A, Class EFL, 7.504s,
2036 (Cayman Islands)	1,280,000	1,365,197
Long Beach Asset Holdings Corp. NIM
Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034	1,342	1,342
Ser. 04-5, Class Note, 5s, 2034	138,554	138,206
Ser. 05-1, Class N1, 4.115s, 2035	510,577	510,194
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	6,978,292	228,539
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	3,489,147	110,780
Madison Avenue Manufactured
Housing Contract
Ser. 02-A IO, 0.3s, 2032	70,816,212	752,422
FRB Ser. 02-A, Class B1,
7.629s, 2032	1,626,445	813,223
Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class C, 4.741s, 2026	67,325	65,300
Ser. 04-2A, Class D, 5.389s, 2026	67,937	66,103
Ser. 05-2, Class D, 6.205s, 2027	77,984	77,984
FRB Ser. 02-1A, Class A1,
5.07s, 2024	828,980	833,125
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	1,496,033	34,110
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	3,928,597	11,786
MASTR Asset Backed Securities NIM
Trust 144A
Ser. 04-CI5, Class N1, 4.946s, 2034
(Cayman Islands)	10,612	10,612
Ser. 04-CI5, Class N2, 9s, 2034
(Cayman Islands)	187,000	187,000
Ser. 04-HE1A, Class Note, 5.191s,
2034 (Cayman Islands)	78,241	78,225
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	840,163	880,071
Ser. 05-2, Class 1A3, 7 1/2s, 2035	493,889	517,966
MASTR Adjustable Rate Mortgage
Trust Ser. 04-7, Class 2A1,
4.696s, 2034	411,999	410,669

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5,
5.55s, 2010	$860,000	$878,702
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5s, 2027	2,458,642	2,360,297
Merrill Lynch Mortgage
Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034	2,888	2,878
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	30,579	30,588
Ser. 04-HE1N, Class N1, 5s, 2006	35,456	35,334
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	146,530	145,935
Ser. 04-OP1N, Class N1, 4 3/4s,
2035 (Cayman Islands)	70,805	70,561
Ser. 04-WM1N, Class N1,
4 1/2s, 2034	16,153	16,168
Ser. 04-WM2N, Class N1,
4 1/2s, 2034	21,947	21,865
Ser. 04-WM3N, Class N1,
4 1/2s, 2035	77,921	77,656
Ser. 05-WM1N, Class N1, 5s, 2035	320,731	320,831
Metris Master Trust FRN Ser. 04-2,
Class C, 5.72s, 2010	467,000	470,106
Metris Master Trust 144A
FRB Ser. 01-2, Class C, 6.27s, 2009	928,000	929,467
FRB Ser. 04-2, Class D, 7.62s, 2010	500,000	505,000
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	265,250	265,010
MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010	1,277,679	1,272,824
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT,
4.669s, 2035	771,973	772,217
Morgan Stanley Auto Loan Trust
Ser. 04-HB2, Class D, 3.82s, 2012	27,807	27,748
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	429,771	427,385
Ser. 04-HB2, Class E, 5s, 2012	226,000	220,851
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1,
6.829s, 2031	104,675	104,675
FRB Ser. 01-NC4, Class B1,
6.879s, 2032	132,959	133,087
Morgan Stanley Mortgage Loan Trust
Ser. 05-3AR, Class 2A2,
5.267s, 2035	2,215,551	2,214,685
Ser. 05-5AR, Class 2A1,
5.443s, 2035	3,464,476	3,467,726
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 4.83s, 2015
(Cayman Islands)	520,000	521,092

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Navistar Financial Corp. Owner
Trust
Ser. 04-B, Class C, 3.93s, 2012	$220,433	$215,535
Ser. 05-A, Class C, 4.84s, 2014	262,000	258,859
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	736,000	714,178
Newcastle CDO, Ltd. 144A FRB
Ser. 3A, Class 4FL, 7.579s, 2038
(Cayman Islands)	299,000	305,429
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 9.138s, 2035	297,613	319,190
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 7.695s, 2034	297,331	319,073
Novastar NIM Trust 144A Ser. 04-N2,
Class Note, 4.458s, 2034	19,241	19,015
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	852,461	711,171
Ser. 02-C, Class A1, 5.41s, 2032	2,266,607	1,967,276
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4,
7.21s, 2030	256,586	233,559
Ocean Star PLC 144A
FRB Ser. 04, Class D, 6.632s, 2018
(Ireland)	273,000	280,849
FRB Ser. 05-A, Class D, 5.796s,
2012 (Ireland)	300,000	299,880
Option One Mortgage
Securities Corp. NIM Trust 144A
Ser. 04-2A, Class N1, 4.213s, 2034
(Cayman Islands)	135,121	135,121
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	189,000	184,216
Park Place Securities NIM Trust
144A
Ser. 04-MCWN1, Class A,
4.458s, 2034	35,517	35,512
Ser. 04-WHQ2, Class A, 4s, 2035	219,286	217,093
People’s Choice Net Interest Margin
Note 144A
Ser. 04-2, Class A, 5s, 2034	227,832	227,240
Ser. 04-2, Class B, 5s, 2034	140,000	132,300
Permanent Financing PLC FRB Ser. 3,
Class 3C, 5.63s, 2042
(United Kingdom)	580,000	588,889
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011	415,000	404,106
FRB Ser. 04-AA, Class D,
6.22s, 2011	535,000	543,121
FRB Ser. 04-BA, Class D,
5.769s, 2010	920,000	923,637
FRB Ser. 04-EA, Class D, 5.3s, 2011	267,000	269,243
Renaissance NIM Trust 144A
Ser. 04-A, Class Note, 4.45s, 2034	1,405	1,403
Ser. 05-1, Class N, 4.7s, 2035	183,011	183,011

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.981s, 2034	$353,991	$353,199
Ser. 04-QA6, Class NB1,
4.956s, 2034	1,644,580	1,639,483
Residential Asset Mortgage
Products, Inc. Ser. 04-RZ2,
Class A, IO, 4s, 2006	1,367,022	16,453
Residential Asset Securities Corp.
Ser. 04-NTR1, Class A1, 5s, 2034	38,007	38,002
Ser. 04-N10B, Class A1, 5s, 2034	284,936	283,867
Ser. 04-NT, Class Note, 5s, 2034	260,062	256,161
Ser. 04-NT12, Class Note,
4.7s, 2035	104,138	103,693
Residential Funding Mortgage
Securities II Ser. 03-HS3,
Class AI, IO, 5s, 2006	869,535	12,669
Saco I Trust FRB Ser. 05-10,
Class 1A1, 4.76s, 2033	1,231,000	1,231,000
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	9,611	8,384
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)	7,528	7,062
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	7,663	6,439
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	7,036	5,840
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)	19,039	16,191
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	25,310	13,609
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	36,244	19,527
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)	67,781	30,257
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	512,550	510,428
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)	538,333	535,143
Ser. 04-4A, Class A, 5s, 2034
(Cayman Islands)	159,616	159,324
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	160,000	140,220
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)	28,671	28,609
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)	79,213	78,985
Ser. 04-8A, Class A, 5s, 2034
(Cayman Islands)	94,845	94,585
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)	427,110	424,742
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)	80,855	80,538
Ser. 04-BNCA, Class A, 5s, 2034
(Cayman Islands)	24,107	24,049

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 05-1A, Class A, 4 1/4s, 2035	$530,591	$526,234
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	78,721	78,263
Sasco Net Interest Margin Trust
144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035	560,673	557,628
Ser. 05-WF1A, Class A, 4 3/4s, 2035	111,832	111,151
Sharps SP I, LLC Net Interest
Ser. 03-0P1N, Class NA, 4.45s, 2033	8,293	8,293
Ser. 03-HE1N, Class N, 6.9s, 2033	13,269	13,303
Ser. 04-4N, Class Note, 6.65s, 2034	38,742	38,742
Ser. 04-HE1N, Class Note,
4.94s, 2034	71,284	71,284
Ser. 04-HE2N, Class NA, 5.43s, 2034	41,974	41,555
Ser. 04-HE4N, Class NA,
3 3/4s, 2034	461,990	459,680
Ser. 04-HS1N, Class Note,
5.92s, 2034	39,598	39,598
Ser. 04-RM2N, Class NA, 4s, 2035	235,845	234,961
South Coast Funding 144A FRB
Ser. 3A, Class A2, 5.51s, 2038
(Cayman Islands)	235,000	235,682
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-10, Class 1A1, 4.914s, 2034	679,564	679,677
Ser. 04-12, Class 1A2, 4.987s, 2034	939,394	940,019
Ser. 04-14, Class 1A, 5.088s, 2034	1,479,168	1,477,247
Ser. 04-16, Class 1A2, 4.999s, 2034	2,630,289	2,628,412
Ser. 04-18, Class 1A1, 5.019s, 2034	856,963	856,137
Ser. 04-20, Class 1A2, 5.072s, 2035	2,374,247	2,371,593
Ser. 04-4, Class 1A1, 4.738s, 2034	215,204	215,591
Ser. 04-6, Class 1A, 4.37s, 2034	2,904,989	2,892,308
Ser. 04-8, Class 1A3, 4.69s, 2034	53,692	53,594
Ser. 05-1, Class 1A1, 5.141s, 2035	3,527,100	3,524,903
Ser. 05-9, Class AX, IO,
0.937s, 2035	20,293,483	604,746
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2,
Class A, 4.729s, 2034	984,584	984,682
Structured Asset Investment Loan
Trust Ser. 03-BC1A, Class A,
7 3/4s, 2033 (Cayman Islands)	11,925	11,925
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 4.681s, 2015	2,169,976	2,138,782
Structured Asset Securities Corp.
Ser. 03-26A, Class 2A, 4.503s, 2033	780,706	783,355
Ser. 03-40A, Class 1A, 4.895s, 2034	468,883	471,502
Ser. 04-8, Class 1A1, 4.69s, 2034	536,924	535,935
IFB Ser. 05-10, Class 3A3,
7.758s, 2034	1,323,954	1,264,509
IFB Ser. 05-6, Class 5A8,
5.143s, 2035	1,820,012	1,633,461

Putnam VT Income Fund

ASSET-BACKED SECURITIES (21.1%)* continued

	Principal amount	Value

Structured Asset Securities Corp.
144A
FRB Ser. 03-NP2, Class A2,
4.929s, 2032	$237,959	$237,959
FRN Ser. 03-NP3, Class A1,
5.379s, 2033	35,165	35,168
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B,
4.799s, 2035	940,687	942,271
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	718,000	701,028
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034	54,146	54,053
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	232,445	229,659
Ser. 04-2, Class N2, 8s, 2034
(Cayman Islands)	378,000	370,446
Wells Fargo Mortgage Backed
Securities Trust
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	18,344,000	275,160
Ser. 05-AR12, Class 2A5,
4.321s, 2035	8,480,000	8,240,186
Ser. 05-AR9, Class 1A2,
4.353s, 2035	845,363	826,750
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011	126,626	124,800
Ser. 04-3, Class D, 4.07s, 2012	275,306	271,779
Ser. 04-4, Class D, 3.58s, 2012	128,723	126,642
Ser. 05-1, Class D, 4 1/4s, 2012	217,273	213,899
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 5.189s,
2044 (United Kingdom)	697,000	696,848
Whole Auto Loan Trust Ser. 03-1,
Class C, 3.13s, 2010	88,399	87,719
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	199,881	199,697
Ser. 04-1, Class D, 5.6s, 2011	479,546	476,022

Total asset-backed securities
(cost $179,658,860)		$173,880,857

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.6%)*

	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (--%)
Government National Mortgage
Association Pass-Through Certificates
7s, with due dates from April 15, 2031
to October 15, 2031	$127,827	$135,067

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS
(15.6%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (15.6%)
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
7 1/2s, with due dates from
October 1, 2029 to December 1, 2029	$373,725	$392,923
5 1/2s, June 1, 2035	822,163	816,254
5 1/2s, May 1, 2016	694,497	699,760
Federal National Mortgage
Association Pass-Through Certificates
9s, with due dates from
January 1, 2027 to July 1, 2032	139,304	152,185
8s, with due dates from
March 1, 2033 to July 1, 2033	52,684	56,331
7 1/2s, with due dates from
June 1, 2032 to July 1, 2033	479,477	502,461
7s, with due dates from
April 1, 2032 to April 1, 2033	1,755,624	1,831,198
7s, with due dates from February 1,
2007 to December 1, 2014	363,821	372,974
6 1/2s, with due dates from
September 1, 2034 to October 1, 2034	1,334,089	1,368,595
6s, with due dates from
November 1, 2034 to June 1, 2035	458,746	463,479
6s, with due dates from
April 1, 2009 to October 1, 2017	265,766	271,495
6s, TBA, January 1, 2036	16,600,000	16,749,141
5 1/2s, with due dates from
November 1, 2035 to
December 1, 2035	14,198,731	14,063,401
5 1/2s, with due dates from
December 1, 2011 to
September 1, 2019	233,487	235,060
5 1/2s, TBA, January 1, 2036	71,500,000	70,796,168
5s, with due dates from
March 1, 2035 to July 1, 2035	195,591	189,730
5s, with due dates from May 1, 2018
to January 1, 2020	809,832	801,753
Federal National Mortgage
Association Pass-Through Certificates
5s, TBA, January 1, 2035	8,300,000	8,039,329
5s, TBA, January 1, 2021	1,300,000	1,285,578
4 1/2s, with due dates from
April 1, 2020 to October 1, 2020	4,000,828	3,891,275
4 1/2s, TBA, January 1, 2021	1,246,000	1,211,735
4s, with due dates from
June 1, 2019 to September 1, 2020	4,024,442	3,839,266
		128,030,091

Total U.S. government and agency mortgage obligations
(cost $127,968,057)		$128,165,158

Putnam VT Income Fund

U.S. TREASURY OBLIGATIONS (0.2%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, November 15, 2013	$715,000	$708,409
3 1/4s, August 15, 2008	1,335,000	1,298,079

Total U.S. treasury obligations (cost $2,079,690)		$2,006,488

CORPORATE BONDS AND NOTES (11.5%)*

	Principal amount	Value
Basic Materials (0.4%)
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty
4.027s, 2009	$695,000	$667,330
Georgia-Pacific Corp.
notes 8 1/8s, 2011	260,000	260,325
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013	530,000	527,546
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	190,000	190,505
Newmont Mining Corp. notes
5 7/8s, 2035	275,000	271,376
Potash Corp. of Saskatchewan
notes 7 3/4s, 2011 (Canada)	225,000	250,845
Teck Cominco Ltd. notes 6 1/8s,
2035 (Canada)	265,000	262,072
Teck Cominco Ltd. notes 5 3/8s,
2015 (Canada)	50,000	49,359
Weyerhaeuser Co. debs. 7.95s, 2025	485,000	555,604
Weyerhaeuser Co. debs. 7 3/8s, 2032	390,000	433,567
Weyerhaeuser Co. notes 6 3/4s, 2012	25,000	26,535
		3,495,064

Capital Goods (0.3%)
Boeing Co. (The) debs. 6 7/8s, 2043	305,000	367,532
Bunge Ltd. Finance Corp.
notes 5.35s, 2014	380,000	375,856
L-3 Communications Corp. 144A
sr. sub. notes 6 3/8s, 2015	240,000	239,400
Lockheed Martin Corp. bonds
8 1/2s, 2029	560,000	763,262
Raytheon Co. debs. 7s, 2028	280,000	325,328
Raytheon Co. debs. 6 3/4s, 2018	35,000	39,110
Sealed Air Corp. 144A notes
5 5/8s, 2013	435,000	431,805
		2,542,293

Communication Services (1.3%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	325,000	335,254
AT&T Corp. sr. notes 9 3/4s, 2031	270,000	339,153
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	965,000	1,278,449
Citizens Communications Co.
sr. notes 6 1/4s, 2013	305,000	295,088
Deutsche Telekom International
Finance BV notes 5 1/4s, 2013
(Germany)	790,000	785,801

CORPORATE BONDS AND NOTES (11.5%)*

	Principal amount	Value
Communication Services continued
France Telecom notes 8 1/2s, 2031
(France)	$85,000	$113,412
France Telecom notes 7 3/4s, 2011
(France)	570,000	636,655
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	665,000	733,315
Sprint Capital Corp. company
guaranty 6.9s, 2019	520,000	572,722
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	1,060,000	1,158,251
Telecom Italia Capital company
guaranty 4s, 2010 (Luxembourg)	560,000	534,341
Telecom Italia Capital
notes 5 1/4s, 2015 (Luxembourg)	425,000	414,375
Telecom Italia Capital SA company
guaranty 6 3/8s, 2033 (Luxembourg)	55,000	55,634
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	550,000	539,701
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	240,000	298,333
Verizon Global Funding Corp.
notes 7 3/4s, 2030	65,000	77,263
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	975,000	1,000,141
Verizon New Jersey, Inc. debs.
8s, 2022	40,000	45,574
Verizon Virginia Inc. debs. Ser. A,
4 5/8s, 2013	850,000	787,464
		10,000,926

Conglomerates (0.1%)
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)	440,000	462,611

Consumer Cyclicals (1.2%)
Cendant Corp. notes 6 1/4s, 2010	735,000	760,604
D.R. Horton, Inc. company
guaranty 8s, 2009	225,000	239,792
D.R. Horton, Inc. sr. notes
5 7/8s, 2013	375,000	360,864
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	1,575,000	1,665,633
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	410,000	427,003
Ford Motor Credit Corp. FRN
7.26s, 2007	420,000	401,580
Ford Motor Credit Corp.
notes 7 3/4s, 2007	145,000	139,983
Ford Motor Credit Corp.
notes 7 3/8s, 2009	1,915,000	1,698,387
General Motors Acceptance Corp. FRN
5.1s, 2007	720,000	674,877
General Motors Acceptance Corp. FRN
Ser. MTN, 5.243s, 2006	412,000	404,287

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (11.5%)* continued

	Principal amount	Value
Consumer Cyclicals continued
General Motors Acceptance Corp. FRN
Ser. MTN, 5.22s, 2007	$760,000	$717,861
General Motors Acceptance Corp. FRN
Ser. MTN, 5.05s, 2007	475,000	451,295
GTECH Holdings Corp. notes
4 3/4s, 2010	275,000	250,625
Harrah’s Operating Co., Inc.
company guaranty 5 3/4s, 2017	285,000	277,389
Hilton Hotels Corp. notes
8 1/4s, 2011	605,000	662,701
JC Penney Co., Inc. debs.
7 1/8s, 2023	330,000	367,378
May Department Stores Co. (The)
notes 5 3/4s, 2014	145,000	147,834
Park Place Entertainment Corp.
sr. notes 7s, 2013	490,000	524,186
		10,172,279

Consumer Staples (1.2%)
Chancellor Media Corp. company
guaranty 8s, 2008	135,000	143,525
Clear Channel Communications, Inc.
sr. notes 5 3/4s, 2013	65,000	63,728
Comcast Cable Communications
sr. notes 7 1/8s, 2013	130,000	141,302
Comcast Corp. company
guaranty 4.95s, 2016	15,000	14,150
Cox Communications, Inc.
notes 7 3/4s, 2010	145,000	157,045
Cox Communications, Inc.
notes 6 3/4s, 2011	390,000	407,826
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	495,000	536,621
CVS Corp. 144A pass-through
certificates 6.117s, 2013	500,047	519,314
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	645,000	703,093
Jones Intercable, Inc.
sr. notes 7 5/8s, 2008	1,475,000	1,551,150
Kroger Co. company guaranty
6 3/4s, 2012	20,000	21,033
Miller Brewing Co. 144A
notes 5 1/2s, 2013	665,000	676,821
News America Holdings, Inc.
debs. 7 3/4s, 2045	345,000	395,520
News America, Inc. debs.
7 1/4s, 2018	215,000	239,627
News America, Inc. 144A notes
6.4s, 2035	550,000	554,365
Supervalu, Inc. notes 7 7/8s, 2009	305,000	322,990
TCI Communications, Inc.
debs. 8 3/4s, 2015	580,000	702,783
TCI Communications, Inc.
debs. 7 7/8s, 2013	180,000	203,448

CORPORATE BONDS AND NOTES (11.5%)* continued

	Principal amount	Value
Consumer Staples continued
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	$320,000	$370,020
Time Warner, Inc. company
guaranty 6.95s, 2028	150,000	155,408
Time Warner, Inc. debs. 9.15s, 2023	325,000	399,686
Time Warner, Inc. debs.
9 1/8s, 2013	1,220,000	1,443,963
Turner Broadcasting System, Inc.
sr. notes 8 3/8s, 2013	220,000	253,354
		9,976,772

Energy (0.3%)
Amerada Hess Corp. bonds
7 7/8s, 2029	305,000	369,319
Buckeye Partners LP notes
5.3s, 2014	250,000	247,733
Enbridge Energy Partners LP
sr. notes 5.35s, 2014	245,000	241,641
Forest Oil Corp. sr. notes 8s, 2011	250,000	273,125
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	435,000	437,577
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	135,000	143,914
Sunoco, Inc. notes 4 7/8s, 2014	260,000	253,728
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	305,000	370,664
		2,337,701

Financial (4.6%)
Allfirst Financial Inc.
sub. notes 7.2s, 2007	505,000	520,649
Archstone-Smith Operating Trust
notes 5 1/4s, 2010 (R)	230,000	230,089
Associates First Capital Corp.
debs. 6.95s, 2018	2,015,000	2,319,630
AXA Financial, Inc.
sr. notes 7 3/4s, 2010	625,000	692,061
Bank of New York Co., Inc. (The)
sr. sub. notes FRN 3.4s, 2013	210,000	203,100
Bank One Corp. sub. debs.
7 5/8s, 2026	570,000	696,181
Bank One Corp. sub. notes
5 1/4s, 2013	100,000	100,156
Bank United Corp. notes Ser. A,
8s, 2009	1,610,000	1,761,016
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	460,000	461,288
Block Financial Corp. notes
5 1/8s, 2014	335,000	314,431
Bosphorus Financial Services, Ltd.
144A sec. FRN 6.14s, 2012
(Cayman Islands)	1,218,000	1,224,248
Capital One Bank notes 6 1/2s, 2013	270,000	286,858
CIT Group, Inc. sr. notes
7 3/4s, 2012	210,000	238,050

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (11.5%)* continued

	Principal amount	Value
Financial continued
CIT Group, Inc. sr. notes 5s, 2015	$160,000	$156,135
CIT Group, Inc. sr. notes 5s, 2014	1,435,000	1,403,652
Citigroup, Inc. sub. notes 5s, 2014	171,000	168,325
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	295,000	304,632
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	495,000	598,195
Developers Diversified Realty Corp.
unsecd. notes 5 3/8s, 2012 (R)	160,000	157,586
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	355,000	337,987
ERP Operating LP notes 6.584s, 2015	245,000	266,177
Executive Risk Capital Trust
company guaranty Ser. B,
8.675s, 2027	805,000	864,071
Fleet Capital Trust V bank
guaranty FRN 5.497s, 2028	470,000	468,749
Franchise Finance Corp. of America
sr. notes 8 3/4s, 2010 (R)	840,000	975,645
Fund American Cos. Inc.
notes 5 7/8s, 2013	650,000	656,588
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	265,000	288,976
Hartford Financial Services
Group, Inc. (The) sr. notes
7.9s, 2010	525,000	584,207
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	325,000	313,270
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	325,000	346,253
HRPT Properties Trust bonds 5 3/4s,
2014 (R)	220,000	222,212
HRPT Properties Trust notes 6 1/4s,
2016 (R)	245,000	249,664
HSBC Capital Funding LP 144A bank
guaranty FRB 4.61s, 2013 (Jersey)	1,015,000	957,237
HSBC Finance Capital Trust IX FRN
5.911s, 2035	500,000	504,254
ILFC E-Capital Trust I 144A FRB
5.9s, 2065	135,000	135,530
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	125,000	126,883
International Lease Finance Corp.
FRN Ser. MTNP, 4.55s, 2010	850,000	853,279
International Lease Finance Corp.
notes 4 3/4s, 2012	1,075,000	1,048,121
iStar Financial, Inc.
sr. notes 8 3/4s, 2008 (R)	85,000	91,997
iStar Financial, Inc. sr. notes 6s,
2010 (R)	480,000	488,996
John Hancock Global Funding II 144A
notes 7.9s, 2010	375,000	421,700
JPMorgan Chase & Co.
sub. notes 5 1/8s, 2014	1,195,000	1,182,944

CORPORATE BONDS AND NOTES (11.5%)* continued

	Principal amount	Value
Financial continued
JPMorgan Chase Capital XV
notes 5 7/8s, 2035	$515,000	$512,029
Lehman Brothers Holdings, Inc.
notes 6 5/8s, 2012	30,000	32,390
Liberty Mutual Insurance 144A
notes 7.697s, 2097	865,000	911,829
Loews Corp. notes 5 1/4s, 2016	210,000	207,538
MetLife, Inc. notes 5.7s, 2035	265,000	265,982
MetLife, Inc. notes 5s, 2015	610,000	598,293
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	235,000	239,575
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	205,000	257,260
NB Capital Trust IV company
guaranty 8 1/4s, 2027	2,110,000	2,259,445
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	205,000	201,510
Nuveen Investments, Inc.
sr. notes 5s, 2010	205,000	201,705
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	305,000	343,707
PNC Bank NA notes 4 7/8s, 2017	420,000	402,418
Prudential Holdings LLC 144A
bonds 8.695s, 2023	515,000	652,716
Prudential Insurance Co. 144A
notes 8.3s, 2025	390,000	504,782
Rouse Co. (The) notes 7.2s,
2012 (R)	430,000	451,195
Royal Bank of Scotland Group PLC
bonds Ser. 1, 9.118s, 2049
(United Kingdom)	820,000	939,392
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	110,000	132,845
Simon Property Group LP 144A
unsub. notes 5 3/4s, 2015 (R)	305,000	309,502
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	295,000	289,119
Sun Life Canada Capital Trust 144A
company guaranty 8.526s, 2049	940,000	1,013,369
Transamerica Capital III company
guaranty 7 5/8s, 2037	455,000	529,220
UBS AG/Jersey Branch FRN 7.5s,
2008 (Jersey)	1,485,000	1,535,119
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	595,000	680,625
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049
(Australia)	645,000	658,984
Zurich Capital Trust I 144A company
guaranty 8.376s, 2037	460,000	497,840
		37,849,411

Health Care (0.2%)
Bayer Corp. 144A FRB 6.2s, 2008	430,000	439,327
Hospira, Inc. notes 5.9s, 2014	175,000	180,745

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (11.5%)* continued

	Principal amount	Value
Health Care continued
WellPoint, Inc. notes 5s, 2014	$230,000	$225,930
Wyeth notes 5 1/2s, 2014	1,020,000	1,033,212
		1,879,214

Technology (0.1%)
Avnet, Inc. notes 6s, 2015	310,000	301,567
Computer Associates
International, Inc. 144A
sr. notes 5 5/8s, 2014	400,000	393,797
		695,364

Transportation (0.3%)
Continental Airlines, Inc.
pass-through certificates
Ser. 98-3, 6.32s, 2008	1,860,000	1,848,886
CSX Corp. notes 6 3/4s, 2011	420,000	450,089
Union Pacific Corp. 144A
pass-through certificates 5.214s, 2014	295,000	294,649
		2,593,624

Utilities & Power (1.5%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	330,000	333,941
Appalachian Power Co.
sr. notes 5.8s, 2035	255,000	250,856
Atmos Energy Corp. notes
4.95s, 2014	380,000	366,185
Beaver Valley II Funding debs.
9s, 2017	415,000	476,034
Boardwalk Pipelines LLC
notes 5 1/2s, 2017	145,000	144,482
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	569,425
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D,
7.88s, 2017	225,000	272,255
Consumers Energy Co. 1st mtge.
5.65s, 2020	190,000	186,409
Consumers Energy Co. 1st mtge.
5s, 2012	495,000	484,228
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	370,000	367,311
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	350,000	348,404
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	105,000	104,039
Entergy Gulf States, Inc. 1st mtge.
3.6s, 2008	230,000	221,172
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	40,000	42,400
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	230,000	241,946
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	160,000	167,600
Kansas Gas & Electric bonds
5.647s, 2021	120,000	118,768

CORPORATE BONDS AND NOTES (11.5%)* continued

		Principal amount	Value
Utilities & Power continued
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012		$320,000	$338,644
MidAmerican Energy Holdings Co.
sr. notes 5 7/8s, 2012		540,000	557,476
Monongahela Power Co. 1st mtge.
5s, 2006		905,000	904,540
National Fuel Gas Co. notes
5 1/4s, 2013		270,000	268,602
Nevada Power Co. 2nd mtge. 9s, 2013		224,000	246,682
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015		160,000	158,772
NiSource Finance Corp. company
guaranty 5.45s, 2020		535,000	518,373
NiSource Finance Corp. company
guaranty 5 1/4s, 2017		60,000	58,361
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033		375,000	439,220
Oncor Electric Delivery Co. sec.
notes 6 3/8s, 2012		600,000	632,698
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013		485,000	495,777
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012		550,812	559,922
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007		270,000	281,563
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009		390,000	413,285
Public Service Co. of New Mexico
sr. notes 4.4s, 2008		270,000	265,497
Public Service Electric & Gas Co.
1st mtge. 6 3/8s, 2008		375,000	385,586
Southern California Edison Co. 1st
mtge. 5s, 2014		435,000	432,270
Tampa Electric Co. notes
6 7/8s, 2012		275,000	300,788
Westar Energy, Inc. 1st mtge.
5.1s, 2020		330,000	315,443
York Power Funding 144A notes
12s, 2007 (Cayman Islands)
(In default) (F) †		80,689	6,729
			12,275,683

Total corporate bonds and notes
(cost $94,177,166)			$94,280,942

MUNICIPAL BONDS AND NOTES (0.1%)*

	Rating **	Principal amount	Value

NJ State Tpk. Auth.
Rev. Bonds, Ser. B, AMBAC
4.252s, 1/1/16	Aaa	$530,000	$503,283
4.252s, 1/1/16
(Prerefunded)	Aaa	25,000	23,711

Total municipal bonds and notes
(cost $554,888)			$526,994

Putnam VT Income Fund

UNITS (--%)* (cost $232,377)

Units	Value

Cendant Corp. unit 4.89s, 2006	3,300	$164,433

PURCHASED OPTIONS OUTSTANDING (--%)*

Expiration date/	Contract
strike price	amount	Value

Option on an interest rate
swap with Citibank for the right
to pay a fixed rate of 4.885%
versus the three month
LIBOR maturing on
January 11, 2016.	Jan-06 / $4.89	18,327,000	$95,300
Option on an interest rate
swap with Citibank for the right
to receive a fixed rate of 4.885%
versus the three month
LIBOR maturing on
January 11, 2016.	Jan-06 / $4.89	18,327,000	42,152

Total purchased options outstanding (cost $487,498)	$137,452

SHORT-TERM INVESTMENTS (28.3%)*

Principal amount/
shares	Value

Putnam Prime Money Market Fund (e)	176,753,653	$176,753,653
Interest in $455,000,000 joint
tri-party repurchase agreement
dated December 30, 2005, with Bank
of America Securities LLC, due
January 3, 2006, with respect
to various U.S. Government
obligations -- maturity value
of $12,515,963 for an effective
yield of 4.29% (collateralized by
Fannie Mae with a yield of 5.00 and
a due date of April 1, 2035, valued
at $464,100,001)	$12,510,000	12,510,000
Barton Capital Corp. for an effective
yield of 4.31%, January 12, 2006	16,787,000	16,764,944
Yorktown Capital, LLC for an effective
yield of 4.31%, January 6, 2006	18,541,000	18,529,927
Ranger Funding Co., LLC for an
effective yield of 4.34%,
January 31, 2006	7,000,000	6,974,800
U.S. Treasury Bills zero %,
January 26, 2006 #	970,000	967,646

Total short-term investments (cost $232,500,970)	$232,500,970

Total investments (cost $927,086,571)	$916,616,517

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Short)	893	$212,645,625	Mar-07	$9,616
Euro 90 day (Short)	51	12,141,188	Mar-06	46,145
Euro 90 day (Short)	47	11,181,300	Sep-06	69,149
Euro 90 day (Long)	846	201,252,825	Jun-06	(46,196)
U.S. Treasury Bond
20 yr (Long)	621	70,910,438	Mar-06	598,033
U.S. Treasury Note
2 yr (Short)	187	38,370,063	Mar-06	49,109
U.S. Treasury Note
5 yr (Long)	65	6,912,344	Mar-06	13,941
U.S. Treasury Note
10 yr (Short)	25	2,735,156	Mar-06	(18,015)

Total				$721,782

WRITTEN OPTIONS OUTSTANDING at 12/31/05

(premiums received $3,339,973)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.55%
versus the three month LIBOR
maturing on July 5, 2017.		43,180,000	Jul-07/$4.55	$2,261,825
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.55%
versus the three month LIBOR
maturing on July 5, 2017.		43,180,000	Jul-07/$4.55	849,238

Total				$3,111,063

TBA SALE COMMITMENTS OUTSTANDING at 12/31/05

(proceeds receivable $34,024,871)

		Principal	Settlement
Agency		amount	date	Value

FNMA, 5 1/2s, January 1, 2036		$25,200,000	1/12/06	$24,951,936
FNMA, 5s, January 1, 2036		8,300,000	1/12/06	8,039,329
FNMA, 4 1/2s, January 1, 2021		1,100,000	1/18/06	1,069,750

Total				$34,061,015

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated March 31,
2005 to pay semi-annually the
notional amount multiplied by
4.6375% and receive quarterly
the notional amount multiplied
by the three month
USD-LIBOR.	$39,200,000	4/6/10	$291,346
Agreement with Bank of
America, N.A. dated January 12,
2005 to receive semi-annually
the notional amount multiplied
by 4.106% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	35,700,000	1/14/10	(619,671)
Agreement with Bank of
America, N.A. dated
December 20, 2004 to pay
semi-annually the notional
amount multiplied by 3.965% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	29,313,000	12/22/09	944,732
Agreement with Bank of
America, N.A. dated March 25,
2004 to pay semi-annually the
notional amount multiplied by
3.075% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	24,800,000	3/30/09	1,117,200
Agreement with Bank of
America, N.A. dated January 26,
2004 to receive semi-annually
the notional amount multiplied
by 5.2125% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	23,974,000	1/28/24	820,046
Agreement with Bank of
America, N.A. dated May 18,
2005 to receive semi-annually
the notional amount multiplied
by 4.528% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	22,000,000	5/20/15	(653,088)
Agreement with Bank of
America, N.A. dated
October 19, 2005 to pay semi-
annually the notional amount
multiplied by 4.943% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	21,000,000	10/21/15	(34,863)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of
America, N.A. dated June 15,
2005 to pay semi-annually the
notional amount multiplied by
4.555% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	$8,300,000	6/17/15	$235,766
Agreement with Bank of
America, N.A. dated August 30,
2005 to receive semi-annually
the notional amount multiplied
by 4.53% and pay quarterly the
notional amount multiplied by
the three month USD
LIBOR-BBA.	7,000,000	9/1/15	(137,953)
Agreement with Bank of
America, N.A. dated June 21,
2005 to pay semi-annually the
notional amount multiplied by
4.466% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	3,000,000	6/23/15	105,490
Agreement with Bank of
America, N.A. dated June 22,
2005 to pay semi-annually the
notional amount multiplied by
4.39% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	1,500,000	6/24/15	61,374
Agreement with Bank of
America, N.A. dated June 21,
2005 to pay semi-annually the
notional amount multiplied by
4.45% and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	1,240,000	6/23/15	45,095
Agreement with Credit Suisse
First Boston International dated
May 13, 2004 to receive semi-
annually the notional amount
multiplied by 4.505% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	28,000,000	5/17/09	(289,839)
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive semi-
annually the notional amount
multiplied by 2.931% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.	11,098,100	7/9/06	(54,547)

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse
First Boston International dated
October 5, 2004 to receive
semi-annually the notional
amount multiplied by 4.624% and
pay quarterly the notional
amount multiplied by the three
month USD-LIBOR.	$10,570,000	10/7/14	$(210,820)
Agreement with JPMorgan Chase
Bank, N.A. dated March 3, 2005
to receive semi-annually the
notional amount multiplied by
4.798% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	35,700,000	3/7/15	95,797
Agreement with JPMorgan Chase
Bank, N.A. dated June 27, 2005
to receive semi-annually the
notional amount multiplied by
4.296% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	25,100,000	6/29/15	(1,200,735)
Agreement with JPMorgan Chase
Bank, N.A. dated October 19,
2005 to pay semi-annually the
notional amount multiplied by
4.916% and receive quarterly the
notional amount multiplied by
the three month LIBOR.	19,000,000	10/21/15	3,786
Agreement with JPMorgan Chase
Bank, N.A. dated August 31,
2005 to receive semi-annually
the notional amount multiplied
by 4.4505% and pay quarterly
the notional amount multiplied
by the three month
USD-LIBOR-BBA.	16,700,000	9/2/15	(435,402)
Agreement with JPMorgan Chase
Bank, N.A. dated June 14, 2005
to pay semi-annually the notional
amount multiplied by 4.538% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.	7,220,000	6/16/15	214,255
Agreement with JPMorgan Chase
Bank, N.A. dated July 29, 2005
to pay semi-annually the notional
amount multiplied by 4.6757%
and receive quarterly the
notional amount multiplied by
the three month USD-LIBOR.	5,862,000	8/2/15	(43,468)
Agreement with JPMorgan Chase
Bank, N.A. dated June 22, 2005
to receive semi-annually the
notional amount multiplied by
4.387% and pay quarterly the
notional amount multiplied by
the three month USD-LIBOR.	1,800,000	6/24/15	76,350

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman
Brothers Special Financing, Inc.
dated July 13, 2005 to pay semi-
annually the notional amount
multiplied by 4.38% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.	$38,000,000	7/15/10	$307,589
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to pay
semi-annually the notional
amount multiplied by 4.64101%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.	33,131,000	12/11/13	579,113
Agreement with Lehman
Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-
annually the notional amount
multiplied by 4.0525% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	12,200,000	6/16/07	(139,172)
Agreement with Lehman
Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-
annually the notional amount
multiplied by 4.5475% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.	3,400,000	6/16/15	(98,435)
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 15, 2005 to
pay semi-annually the notional
amount multiplied by 5.0265%
and receive quarterly the notion-
al amount multiplied by the three
month USD-LIBOR-BBA.	54,280,000	12/19/15	(363,221)

Total			$616,725

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citibank, N.A.
dated July 7, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 50 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	$2,860,000	1/1/06	$6,274
Agreement with Deutsche Bank AG
dated August 3, 2005 to pay at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 15 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and receive at
maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor.	2,860,000	1/1/06	3,775
Agreement with Lehman Brothers
Finance, S.A. dated August 31, 2005
to receive/(pay) semi-annually the
notional amount multiplied by the
return of the Lehman Brothers US
ABS Floating Rate Index HEL
Aggregate Component and pay
semi-annually the notional amount
multiplied by the six month
USD-LIBOR-BBA adjusted by a
specified spread.	60,000,000	3/1/06	(72,129)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/05
continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank
AG dated September 8, 2005 to
receive at maturity the notional
amount multiplied by the nominal
spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and an accrual of 25 basis
points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	$5,666,000	3/1/06	$10,516
Agreement with Goldman Sachs
Capital Markets, L.P. dated
September 8, 2005 to receive at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and an
accrual of 30 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity
the notional amount multiplied by
the nominal spread depreciation of
the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor.	24,357,500	4/1/06	33,029
Agreement with Goldman Sachs
dated December 23, 2005 to receive/
(pay) a premium based on the
difference between the market price
of Ford Credit Auto Owner Trust
Series 2005-B Class D and par on day
of execution and receive monthly the
notional amount multiplied by 678
basis points and pay monthly the one
month USD-LIBOR. At maturity/
termination the fund receives the
coupon and price appreciation of Ford
Credit Auto Owner Trust Series
2005-B Class D and pays the one
month USD LIBOR and the price
depreciation of Ford Credit Auto
Owner Trust Series 2005-B
Class D.	1,592,000	9/15/11	9,392

Total			$(9,143)

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on
September 13, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on
the difference between the original spread
on issue and the market spread on day of
execution and pay quarterly 90 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ CDX IG HVOL Series 4 Index,
the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ CDX IG HVOL Series 4 Index.	$2,062,000	$12,968
Agreement with Bank of America, N.A. on
July 26, 2005, maturing on September 20,
2012, to receive quarterly 64 basis points
times the notional amount. Upon a credit
default event of Waste Management,
7.375%, 8/1/2010, the fund makes a payment
of the proportional notional amount times
the difference between the par value and the
then-market value of Waste Management,
7.375%, 8/1/2010.	490,000	1,183
Agreement with Lehman Brothers Special
Financing, Inc. on November 29, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 45 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG Series 5 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the
CDX IG Series 5 Index.	5,570,000	(8,770)
Agreement with Goldman Sachs Capital
Markets, L.P. on November 17, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 85 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG HVOL Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
IG HVOL Series 5 Index.	984,000	(4,035)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial
Products, Inc. on August 19, 2005, maturing
on June 20, 2012, to receive quarterly 62
basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the DJ IG CDX Series
4 Index,7-10% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX Series
4 Index, 7-10% tranche.	$2,726,000	$15,237
Agreement with Citigroup Financial
Products, Inc. on August 19, 2005, maturing
on June 20, 2012, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 55 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entitywithin the DJ IG CDX
Series 4 Index.	2,726,000	(1,027)
Agreement with Deutsche Bank AG effective
July 22, 2005, maturing on September 20,
2010, to receive quarterly 41 basis points
times the notional amount. Upon a credit
default event of France Telecomm, 7.25%,
1/28/2013, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of France Telecomm,
7.25%, 1/28/2013.	765,000	1,834
Agreement with Deutsche Bank AG
on September 9, 2004, maturing on
September 20, 2014, to receive a quarterly
payment of 0.58% times the notional
amount. Upon a credit default event of CVS
Corp., 5.625%, 3/15/06, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of
CVS Corp., 5.625%, 3/15/06	140,000	(233)

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on November 18, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 45 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG Series 5 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of the reference
entity within the CDX IG Series 5 Index.	$11,100,000	$(25,328)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2012, to receive
quarterly 31.25 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the CDX
IG Series 5 Index, 10-15% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
IG Series 5 Index,10-15% tranche.	1,420,000	1,773
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 85 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the CDX IG HVOL Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
IG HVOL Series 5 Index.	984,000	(1,872)
Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005, maturing
on December 20, 2012, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay quarterly
55 basis points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX IG Series 5
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the CDX IG Series 5 Index.	710,000	(1,569)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital
Markets, L.P. on December 2, 2005,
maturing on December 20, 2010, to pay
quarterly 113 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the CDX
IG Series 5 Index, 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the CDX
IG Series 5 Index, 3-7% tranche.	$492,000	$453
Agreement with Goldman Sachs Capital
Markets, L.P. on August 04, 2005, maturing
on September 20, 2010, to receive quarterly
49 basis points times the notional amount.
Upon a credit default event of Goodrich
Corp. 7 5/8s, 12/15/12, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of
Goodrich Corp. 7 5/8s, 12/15/12.	380,000	62
Agreement with Goldman Sachs
International on September 2, 2004,
terminating on the date on which the
notional amount is reduced to zero or the
date on which the assets securing the
reference obligation are liquidated, the fund
receives a payment of the outstanding
notional amount times 2.55625% and the
fund pays in the event of a credit default in
one of the underlying securities in the basket
of BB CMBS securities.	3,768,000	(9,280)
Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20,
2012, to receive quarterly 30.5 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX 4 Index, 10-15%
tranche, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 4 Index10-15%
tranche.	2,856,000	3,652

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with JPMorgan Securities Inc. on
December 12, 2005, maturing on June 20,
2012, to receive/(pay) a premium based on
the difference between the original spread on
issue and the market spread on day of
execution and pays quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX 4 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of the reference
entity within the DJ IG CDX 4 Index.	$1,428,000	$(1,410)
Agreement with Lehman Brothers Special
Financing, Inc. on December 1, 2005,
maturing on June 20, 2010, to pay quarterly
124.5 basis points per annum times the
notional amount. Upon a credit default event
of any reference entity within the DJ IG CDX
Series 4 Index, 3-7% tranche,the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index, 3-7% tranche.	515,500	(4,557)
Agreement with Lehman Brothers Special
Financing, Inc. on October 5, 2005, maturing
on December 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and receive
quarterly 45 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ
CDX IG Series 5 Index, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ CDX IG
Series 5 Index.	4,985,000	(242)
Agreement with Lehman Brothers Special
Financing, Inc. on December 8, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and to pay quarterly 45 basis
points per annum times the notional
amount. Upon a credit default event of any
reference entity within the DJ IG CDX Series
4 Index,the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	2,710,000	(2,934)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005,
maturing on June 20, 2015, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 65 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 4 Index, the fund receives a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 4 Index.	$1,388,000	$(1,007)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005,
maturing on December 20, 2015, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 70 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX 4 Index, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of the reference
entity within the DJ IG CDX 4 Index.	1,388,000	(4,030)
Agreement with Lehman Brothers Special
Financing, Inc. on September 21, 2005,
maturing on December 20, 2015, to receive
quarterly 57.5 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 5 Index 10-15% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX 5 Index 10-15% tranche.	1,388,000	(4,560)
Agreement with Lehman Brothers Special
Financing, Inc. on September 19, 2005,
maturing on June 20, 2015, to receive
quarterly 59 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX 4
Index,10-15% tranche, the fund makes a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX 4
Index,10-15% tranche.	1,388,000	(6,343)

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005,
maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and to pay
quarterly 90 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the DJ IG
CDX HVOL Series 4 Index,the fund receives
a payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
HVOL Series 4 Index.	$650,000	$1,108
Agreement with Lehman Brothers Special
Financing, Inc. on December 19, 2005,
maturing on June 20, 2012, to receive
quarterly 309 basis points per annum times
the notional amount. Upon a credit default
event of any reference entity within the DJ IG
CDX Series 4 Index, 3-7% tranche,the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index, 3-7% tranche.	650,000	263
Agreement with Merrill Lynch International
on December 15, 2005, maturing on
December 20, 2010, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pays
quarterly 45 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX 5 Index, the fund receives a payment of
the proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the DJ IG CDX 5 Index.	2,595,000	(975)
Agreement with Morgan Stanley Capital
Services, Inc. on December 8, 2005,
maturing on December 20, 2012, to receive
quarterly 29 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche.	2,841,000	503

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on November 30, 2005,
maturing on December 20, 2012, to receive
quarterly 30 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche.	$2,839,000	$1,151
Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005,
maturing on June 20, 2012, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 55 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity within the DJ IG CDX
Series 4 Index.	2,776,000	1,942
Agreement with Morgan Stanley Capital
Services, Inc. on September 19, 2005,
maturing on June 20, 2012, to receive
quarterly 48 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 7-10% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 7-10% tranche.	2,776,000	2,121
Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005,
maturing on December 20, 2010, to receive
quarterly 127 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ HY
CDX Series 5 Index 25-35% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ
HY CDX Series 5 Index 25-35% tranche.	1,580,000	12,109

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on December 8, 2005,
maturing on December 20, 2012, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index.	$1,420,500	$(3,146)
Agreement with Morgan Stanley Capital
Services, Inc. on November 30, 2005,
maturing on December 20, 2012, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pay quarterly 55 basis points
per annum times the notional amount. Upon
a credit default event of a reference entity
within the DJ IG CDX Series 5 Index, the
fund receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index.	1,419,500	(2,642)
Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005,
maturing on June 20, 2015, to receive
quarterly 70.5 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 10-15% tranche, the
fund makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 10-15% tranche.	1,377,000	15,041
Agreement with Morgan Stanley Capital
Services, Inc. on September 7, 2005,
maturing on June 20, 2015, to receive/(pay) a
premium based on the difference between
the original spread on issue and the market
spread on day of execution and pay
quarterly 65 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a
payment of the proportional notional
amount times the difference between the
par value and the then-market value of the
reference entity
within the DJ IG CDX Series 4 Index.	1,377,000	(3,025)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital
Services, Inc. on September 13, 2005,
maturing on June 20, 2012, to receive
quarterly 275 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche.	$1,031,000	$(4,030)
Agreement with Morgan Stanley Capital
Services, Inc. on November 16, 2005,
maturing on December 20, 2012, to receive
quarterly 305 basis points per annum times
the notional amount. Upon a credit default
event of a reference entity within the DJ IG
CDX Series 5 Index 3-7% tranche, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 5 Index 3-7% tranche.	984,000	41,059
Agreement with Morgan Stanley Capital
Services, Inc. on October 14, 2005,
maturing on December 20, 2010, to
receive/(pay) a premium based on the
difference between the original spread on
issue and the market spread on day of
execution and pays quarterly 395 basis
points per annum times the notional
amount. Upon a credit default event of a
reference entity within the CDX HY Series 5
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the reference entity
within the CDX HY Series 5 Index.	782,100	(13,972)
Agreement with Morgan Stanley Capital
Services, Inc. on December 19, 2005,
maturing on June 20, 2010, to pays quarterly
110.5 basis points per annum times the
notional amount. Upon a credit default event
of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund
receives a payment of the proportional
notional amount times the difference
between the par value and the then-market
value of the reference entity within the DJ IG
CDX Series 4 Index 3-7% tranche.	650,000	213

Total		$7,685

See page 267 for Notes to the Portfolios.

Putnam VT International Equity Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (98.3%)*

	Shares	Value
Australia (1.6%)
Commonwealth Bank of Australia	15,978	$500,888
Macquarie Bank, Ltd. (S)	180,563	9,023,527
Macquarie Infrastructure Group (S)	1,344,769	3,510,584
Macquerie Infrastructure Group 144A	332,806	868,806
QBE Insurance Group, Ltd.	35,432	509,253
Westpac Banking Corp.	62,726	1,046,431
Woolworths, Ltd.	42,098	520,167
		15,979,656

Belgium (2.9%)
InBev NV	238,586	10,346,649
KBC Groupe SA	131,576	12,204,965
Mobistar SA (S)	71,917	5,682,867
Solvay SA	5,788	635,535
Umicore NV/SA	4,825	566,784
		29,436,800

Bermuda (0.4%)
ACE, Ltd.	78,207	4,179,382

Brazil (1.8%)
Petroleo Brasileiro SA ADR (S)	163,290	11,637,678
Unibanco-Uniao de Bancos
Brasileiros SA GDR	97,660	6,208,246
		17,845,924

Canada (1.0%)
Canadian Natural Resources, Ltd.	89,944	4,438,285
Telus Corp.	144,191	5,761,961
		10,200,246

China (1.4%)
China Life Insurance Co., Ltd. †	7,827,000	6,915,114
China Shenhua Energy Co., Ltd. †	2,471,500	2,725,462
China Shenhua Energy Co., Ltd.
Class H †	4,341,000	4,787,065
		14,427,641

France (12.1%)
Air Liquide	2,680	513,629
Axa SA	30,400	977,374
BNP Paribas SA	196,478	15,838,483
Business Objects SA †	13,584	547,757
Credit Agricole SA	498,791	15,653,974
France Telecom SA	597,130	14,782,315
France Telecom SA 144A	71,800	1,777,453
Groupe Danone	5,726	595,974
Renault SA	203,820	16,562,548
Sanofi-Synthelabo SA	5,269	459,855
Schneider Electric SA	7,404	657,977
Societes Des Autoroutes
Paris-Rhin-Rhone	7,452	530,849
Total SA	87,742	21,959,075
Veolia Environnement	291,462	13,145,011

COMMON STOCKS (98.3%)* continued

	Shares	Value
France continued
Vivendi Universal SA	490,024	$15,292,142
Vivendi Universal SA 144A	61,521	1,919,881
		121,214,297

Germany (6.5%)
Allianz AG	111,224	16,784,172
BASF AG	252,430	19,271,153
Deutsche Bank AG	9,260	895,324
Deutsche Post AG	18,800	454,984
E.On AG	5,400	557,012
Henkel KGaA (Preference)	64,494	6,465,459
Hypo Real Estate Holding	94,213	4,882,385
Linde AG	6,485	503,112
Schering AG	176,184	11,750,604
Schwarz Pharma AG	34,931	2,222,200
Siemens AG	17,751	1,515,104
		65,301,509

Greece (0.4%)
Hellenic Telecommunication
Organization (OTE) SA †	165,390	3,511,097

Hong Kong (1.3%)
Cheung Kong Holdings, Ltd.	43,000	441,186
China Netcom Group Corp.
(Hong Kong), Ltd.	2,500,000	4,046,664
Esprit Holdings, Ltd.	813,000	5,777,708
Hong Kong Exchanges and Clearing, Ltd.	628,500	2,606,152
		12,871,710

India (0.4%)
National Thermal Power Corp., Ltd.	1,425,105	3,550,095

Ireland (1.5%)
Bank of Ireland PLC	426,022	6,687,614
CRH PLC	252,051	7,387,133
Iaws Group PLC	90,137	1,291,637
		15,366,384

Italy (3.1%)
Banca Popolare di Verona e Novara Scrl	29,715	598,934
Mediaset SpA	1,062,667	11,217,120
Saipem SpA	64,750	1,058,435
UniCredito Italiano SpA	2,652,931	18,178,716
		31,053,205

Japan (25.0%)
Acom Co., Ltd.	40,690	2,613,594
Aeon Co., Ltd.	172,400	4,382,679
Aiful Corp.	81,050	6,765,041
Asahi Chemical Industry Co., Ltd.	520,000	3,516,312
Astellas Pharma, Inc.	358,900	13,989,831
Canon, Inc.	18,300	1,069,994
Credit Saison Co., Ltd.	109,500	5,465,257
Dai Nippon Printing Co., Ltd.	691,000	12,296,416

Putnam VT International Equity Fund

COMMON STOCKS (98.3%)* continued

	Shares	Value
Japan continued
Daiichi Sankyo Co., Ltd.	296,900	$5,723,646
Daito Trust Construction Co., Ltd.	145,800	7,536,480
Dowa Mining Co., Ltd.	64,000	693,094
East Japan Railway Co.	2,423	16,651,580
Electric Power Development Co.	84,500	2,899,966
Fanuc, Ltd.	96,800	8,210,897
Fuji Television Network, Inc.	215	541,098
Japan Tobacco, Inc.	1,138	16,586,391
JFE Holdings, Inc.	18,500	620,795
Komatsu, Ltd.	34,000	562,105
Konica Corp.	753,000	7,663,359
Lawson, Inc.	142,700	5,876,807
Matsushita Electric Industrial Co.	373,000	7,190,704
Mitsubishi Corp.	45,300	1,001,890
Mitsubishi UFJ Financial Group, Inc.	1,026	13,910,686
Mitsui & Co., Ltd.	1,089,000	13,980,468
Mitsui Chemicals, Inc.	79,000	530,862
Mitsui Fudoscan Co., Ltd.	181,000	3,673,375
Mizuho Financial Group, Inc.	1,496	11,865,571
Nippon Mining Holdings, Inc.	966,500	6,871,396
Nissan Motor Co., Ltd.	559,900	5,669,693
Nomura Securities Co., Ltd.	48,100	921,159
NSK, Ltd.	74,000	505,415
NTT DoCoMo, Inc.	296	451,487
Obic Co., Ltd.	3,300	726,498
Omron Corp.	304,500	7,018,388
Ono Pharmaceutical Co., Ltd.	108,400	4,895,958
Orix Corp.	4,400	1,120,414
Sankyo Co., Ltd.	61,300	3,547,826
SMC Corp.	40,898	5,839,601
Suzuki Motor Corp.	26,500	490,658
Tokyo Electric Power Co.	21,859	530,684
Tokyo Electron, Ltd.	179,500	11,271,036
Toshiba Corp.	148,000	882,908
Toyota Motor Corp.	438,600	22,745,801
		249,307,820

Netherlands (7.2%)
ABN AMRO Holdings NV	688,927	17,948,578
European Aeronautic Defense and
Space Co.	66,141	2,488,414
ING Groep NV	32,207	1,112,959
Koninklijke (Royal) KPN NV	1,777,904	17,760,404
Royal Dutch Shell PLC Class A	570,197	17,336,801
Royal Dutch Shell PLC Class B	411,741	13,131,479
SBM Offshore NV	21,185	1,705,266
		71,483,901

COMMON STOCKS (98.3%)* continued

	Shares	Value
Norway (1.2%)
Norsk Hydro ASA	109,369	$11,197,529
Smedvig ASA Class A (S)	26,895	782,767
		11,980,296

Singapore (1.9%)
Chartered Semiconductor
Manufacturing, Ltd. †	1,637,000	1,280,060
Singapore Airlines, Ltd.	861,000	6,421,895
Singapore Telecommunications, Ltd.	1,919,000	3,012,686
StarHub, Ltd. 144A	287,000	353,895
United Overseas Bank, Ltd.	884,000	7,763,248
		18,831,784

South Korea (1.2%)
Kookmin Bank	60,150	4,555,916
LG Electronics, Inc.	7,200	636,594
Samsung Electronics Co., Ltd.	10,183	6,644,155
		11,836,665

Spain (3.2%)
Banco Bilbao Vizcaya Argentaria SA	43,591	775,281
Iberdrola SA	694,032	18,900,120
Repsol YPF, SA	421,789	12,272,288
		31,947,689

Sweden (1.8%)
Assa Abloy AB Class B	57,729	906,970
Hennes & Mauritz AB Class B	187,440	6,360,846
SKF AB Class B	283,892	3,978,477
Telefonaktiebolaget LM Ericsson AB
Class B	2,014,234	6,911,327
		18,157,620

Switzerland (9.0%)
Credit Suisse Group	414,947	21,100,068
Julius Baer Holding, Ltd. Class B	96,732	6,834,964
Nestle SA	1,655	493,636
Novartis AG	75,126	3,937,045
Roche Holding AG	155,059	23,218,838
Swatch Group AG (The)	26,923	812,226
Swatch Group AG (The) Class B	40,189	5,947,826
Swiss Re	186,298	13,601,903
Zurich Financial Services AG †	65,846	13,992,775
		89,939,281

Taiwan (0.4%)
United Microelectronics Corp.	7,709,241	4,366,645

United Kingdom (13.0%)
AstraZeneca PLC (London Exchange)	23,409	1,136,736
Barclays PLC	1,846,232	19,362,940
BHP Billiton PLC	69,199	1,127,817
Enterprise Inns PLC	389,221	6,266,758
GlaxoSmithKline PLC	194,753	4,910,772

Putnam VT International Equity Fund

COMMON STOCKS (98.3%)* continued

			Shares	Value
United Kingdom continued
Hilton Group PLC			553,250	$3,451,991
Imperial Tobacco Group PLC			34,009	1,013,999
Pennon Group PLC			30,476	620,944
Punch Taverns PLC			706,597	10,297,298
Reckitt Benckiser PLC			533,319	17,576,488
Rio Tinto PLC			310,586	14,154,359
Royal Bank of Scotland Group PLC			478,093	14,402,348
Scottish and Southern Energy PLC			24,821	432,017
Tesco PLC			1,305,717	7,429,781
Vodafone Group PLC			13,050,303	28,113,061
				130,297,309

Total common stocks (cost $831,364,227)				$983,086,956

WARRANTS (--%)* † (cost $442,083)

	Expiration	Strike
	date	price	Warrants	Value

Fuji Television Network
Structured Exercise Call
Warrants 144A (issued
by Merrill Lynch
International & Co.)	11/22/06	--	197	$495,797

SHORT-TERM INVESTMENTS (2.8%)*

		Principal amount/shares		Value

Putnam Prime Money Market
Fund (e)		11,952,914		$11,952,914
Short-term investments held as
collateral for loaned securities
with yields ranging from 3.25%
to 4.50% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)		$16,096,203		16,086,012

Total short-term investments (cost $28,038,926)				$28,038,926

Total investments (cost $859,845,236)				$1,011,621,679

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $186,771,113)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar $52,448,089		$53,919,758	1/18/06	$(1,471,669)
British Pound	91,085,503	92,180,938	3/15/06	(1,095,435)
Euro	18,412,379	18,497,066	3/15/06	(84,687)
Japanese Yen	16,992,771	16,723,452	2/15/06	269,319
Swedish Krona	391,699	393,539	3/15/06	(1,840)
Swiss Franc	5,046,236	5,056,360	3/15/06	(10,124)

Total				$(2,394,436)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05
(aggregate face value $152,711,687)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	9,556,312	9,624,183	1/18/06	$67,871
British Pound	9,931,745	10,000,334	3/15/06	68,589
Canadian Dollar	9,801,463	9,723,636	1/18/06	(77,827)
Euro	41,180,612	41,429,648	3/15/06	249,036
Japanese Yen	50,599,809	50,775,602	2/15/06	175,793
Norwegian Krone 4,438,873		4,439,352	3/15/06	479
Swedish Krona	10,703,630	10,697,301	3/15/06	(6,329)
Swiss Franc	15,911,196	16,021,631	3/15/06	110,435

Total				$588,047

The fund had the following industry group concentrations greater than 10%
at December 31, 2005 (as a percentage of net assets):
Banking	17.9%
Oil and gas	10.0%

See page 267 for Notes to the Portfolios.

Putnam VT International Growth and Income Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (100.1%)*

	Shares	Value
Aerospace and Defense (0.6%)
European Aeronautic Defense and
Space Co. (Netherlands)	61,214	$2,303,046

Airlines (0.5%)
British Airways PLC (United Kingdom) †	323,458	1,854,420

Automotive (4.3%)
Nissan Motor Co., Ltd. (Japan)	297,600	3,013,575
Peugeot SA (France)	34,468	1,979,731
Renault SA (France)	54,857	4,457,716
Suzuki Motor Corp. (Japan)	172,500	3,193,903
Toyota Motor Corp. (Japan)	61,000	3,163,461
		15,808,386

Banking (26.3%)
ABN AMRO Holdings NV (Netherlands)	276,284	7,198,012
Bank of Ireland PLC (Ireland)	189,394	2,973,072
Barclays PLC (United Kingdom)	756,131	7,930,162
BNP Paribas SA (France)	106,952	8,621,614
Credit Agricole SA (France)	200,665	6,297,637
Danske Bank A/S (Denmark)	92,600	3,251,435
Depfa Bank PLC (Ireland)	130,941	1,935,031
Foreningssparbanken AB (Sweden)	83,500	2,272,130
HBOS PLC (United Kingdom)	249,290	4,249,109
HSBC Holdings PLC (United Kingdom)	748,872	11,993,144
Industrial Bank Of Korea (South Korea)	250,290	4,349,099
KBC Groupe SA (Belgium)	50,199	4,656,450
Mizuho Financial Group, Inc. (Japan)	347	2,752,241
Nordea AB (Sweden)	359,000	3,722,522
Pusan Bank (South Korea)	192,840	2,529,832
Royal Bank of Scotland Group PLC
(United Kingdom)	291,326	8,776,072
Societe Generale (France)	17,019	2,085,502
Unibanco-Uniao de Bancos
Brasileiros SA GDR (Brazil)	44,200	2,809,794
UniCredito Italiano SpA (Italy)	632,750	4,335,802
United Overseas Bank, Ltd. (Singapore)	422,000	3,705,985
		96,444,645

Basic Materials (0.7%)
Xstrata PLC (Switzerland)	115,115	2,687,291

Broadcasting (0.7%)
Mediaset SpA (Italy)	255,100	2,692,741

Chemicals (3.8%)
Asahi Chemical Industry Co., Ltd. (Japan)	598,000	4,043,759
BASF AG (Germany)	72,900	5,565,373
Braskem SA Class A (Preference) (Brazil)	247,300	2,013,153
Mitsui Chemicals, Inc. (Japan)	354,000	2,378,798
		14,001,083

Communications Equipment (0.5%)
Nokia OYJ (Finland)	102,900	1,875,016

COMMON STOCKS (100.1%)* continued

	Shares	Value
Conglomerates (1.8%)
Vivendi Universal SA (France)	214,023	$6,679,000

Consumer Finance (0.6%)
Acom Co., Ltd. (Japan)	32,280	2,073,404

Electric Utilities (3.6%)
E.On AG (Germany)	69,312	7,149,555
Electric Power Development Co. (Japan)	77,000	2,642,573
Iberdrola SA (Spain)	123,325	3,358,429
		13,150,557

Electrical Equipment (1.4%)
Brother Industries, Ltd. (Japan)	270,000	2,834,760
Schneider Electric SA (France)	26,833	2,384,589
		5,219,349

Electronics (6.2%)
Koninklijke (Royal) Philips
Electronics NV (Netherlands)	176,612	5,467,775
Omron Corp. (Japan)	175,800	4,051,996
Reunert, Ltd. (South Africa)	403,518	3,349,120
Samsung Electronics Co., Ltd.
(South Korea)	6,872	4,483,810
Taiwan Semiconductor
Manufacturing Co., Ltd. (Taiwan)	1,148,899	2,186,680
Toshiba Corp. (Japan)	561,000	3,346,699
		22,886,080

Energy (0.5%)
TonenGeneral Sekiyu KK (Japan)	185,000	1,987,798

Engineering & Construction (3.7%)
Bouygues SA (France)	42,989	2,093,961
Daito Trust Construction Co., Ltd. (Japan)	82,900	4,285,145
Shimizu Corp. (Japan)	425,000	3,122,405
Skanska AB Class B (Sweden)	256,000	3,893,267
		13,394,778

Financial (1.3%)
Sanyo Shinpan Finance Co., Ltd. (Japan)	39,200	2,810,203
Shinhan Financial Group Co., Ltd.
(South Korea)	50,630	2,057,784
		4,867,987

Food (0.7%)
Toyo Suisan Kaisha, Ltd. (Japan)	148,000	2,387,865

Insurance (6.2%)
AGF (Assurances Generales de
France) (France)	15,724	1,552,207
Axa SA (France)	110,612	3,556,225
ING Groep NV (Netherlands)	203,539	7,033,579
Swiss Re (Switzerland)	49,876	3,641,523
Zurich Financial Services AG
(Switzerland) †	32,395	6,884,183
		22,667,717

Putnam VT International Growth and Income Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value
Investment Banking/Brokerage (3.8%)
Credit Suisse Group (Switzerland)	185,255	$9,420,222
Deutsche Bank AG (Germany)	46,100	4,457,280
		13,877,502

Leisure (0.9%)
Yamaha Motor Co., Ltd. (Japan)	127,500	3,327,684

Lodging/Tourism (0.7%)
Hilton Group PLC (United Kingdom)	429,414	2,679,319

Manufacturing (1.7%)
NSK, Ltd. (Japan)	470,000	3,210,067
SKF AB Class B (Sweden)	205,600	2,881,289
		6,091,356

Metals (2.0%)
JFE Holdings, Inc. (Japan)	100,200	3,362,359
POSCO (South Korea)	8,319	1,663,800
Zinifex, Ltd. (Australia)	420,368	2,120,800
		7,146,959

Natural Gas Utilities (0.6%)
Tokyo Gas Co., Ltd. (Japan)	504,000	2,237,912

Oil & Gas (6.9%)
BP PLC (United Kingdom)	210,922	2,241,075
ENI SpA (Italy)	112,250	3,101,843
Norsk Hydro ASA (Norway)	33,609	3,440,991
Petroleo Brasileiro SA ADR (Brazil)	50,800	3,620,516
Repsol YPF, SA (Spain)	152,168	4,427,449
Royal Dutch Shell PLC Class B
(Netherlands)	141,194	4,503,040
Total SA (France)	7,487	1,873,762
Vostok Nafta Investment, Ltd. (Sweden) †	43,600	2,033,056
		25,241,732

Pharmaceuticals (4.5%)
Astellas Pharma, Inc. (Japan)	57,700	2,249,131
Daiichi Sankyo Co., Ltd. (Japan)	169,300	3,263,770
Roche Holding AG (Switzerland)	14,843	2,222,620
Santen Pharmaceutical Co., Ltd. (Japan)	71,600	1,977,934
Schering AG (Germany)	49,500	3,301,406
Tanabe Seiyaku Co., Ltd. (Japan)	177,000	1,718,854
Terumo Corp. (Japan)	58,500	1,730,065
		16,463,780

Publishing (1.6%)
Dai Nippon Printing Co., Ltd. (Japan)	331,000	5,890,179

Retail (2.8%)
Adidas-Salomon AG (Germany)	15,600	2,950,038
GUS PLC (United Kingdom)	123,321	2,184,543
Lawson, Inc. (Japan)	73,200	3,014,592
Onward Kashiyama Co., Ltd. (Japan)	114,000	2,241,166
		10,390,339

COMMON STOCKS (100.1%)* continued

	Shares	Value
Technology Services (0.9%)
Canon Sales Co., Inc. (Japan)	157,000	$3,352,597

Telecommunications (5.2%)
Deutsche Telekom AG (Germany)	177,800	2,948,344
Hellenic Telecommunication
Organization (OTE) SA (Greece) †	198,160	4,206,778
Koninklijke (Royal) KPN NV
(Netherlands)	153,754	1,535,928
NTT DoCoMo, Inc. (Japan)	1,714	2,614,355
Vodafone Group PLC (United Kingdom)	3,532,596	7,609,945
		18,915,350

Telephone (2.1%)
Belgacom SA (Belgium)	72,099	2,342,675
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	428	1,943,969
Tele Norte Leste Participacoes SA
ADR (Brazil)	184,170	3,300,326
		7,586,970

Transportation (0.6%)
TNT NV (Netherlands)	72,055	2,243,516

Textiles (0.1%)
Burberry Group PLC (United Kingdom)	43,736	322,626

Tobacco (1.2%)
Japan Tobacco, Inc. (Japan)	301	4,387,086

Toys (1.1%)
Sankyo Co., Ltd. (Japan)	71,700	4,149,742

Total common stocks (cost $306,324,011)		$367,285,812

Total investments (cost $306,324,011)		$367,285,812

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Belgium		1.9%
Brazil		3.2
France		11.3
Germany		7.2
Greece		1.1
Ireland		1.3
Italy		2.8
Japan		26.9
Netherlands		8.2
Singapore		1.0
South Korea		4.1
Spain		2.1
Sweden		4.0
Switzerland		6.8
United Kingdom		13.6
Other		4.5

Total		100.0%

See page 267 for Notes to the Portfolios.

Putnam VT International New Opportunities Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.8%)*

	Shares	Value
Aerospace and Defense (1.3%)
European Aeronautic Defense and
Space Co. (Netherlands)	83,627	$3,146,287

Airlines (0.6%)
British Airways PLC (United Kingdom) †	244,072	1,399,292

Automotive (2.2%)
Suzuki Motor Corp. (Japan)	117,700	2,179,260
Toyota Motor Corp. (Japan)	66,300	3,438,319
		5,617,579

Banking (10.7%)
ABN AMRO Holdings NV (Netherlands)	49,422	1,287,589
Anglo Irish Bank Corp. PLC (Ireland)	178,463	2,698,344
BNP Paribas SA (France)	47,703	3,845,434
Depfa Bank PLC (Ireland)	65,543	968,587
DnB Holdings ASA (Norway)	185,796	1,976,349
Julius Baer Holding, Ltd. Class B
(Switzerland)	14,806	1,046,174
KBC Groupe SA (Belgium)	26,986	2,503,216
Mitsui Trust Holdings, Inc. (Japan)	104,000	1,247,894
Mizuho Financial Group, Inc. (Japan)	675	5,353,784
Nordea AB (Sweden)	136,000	1,410,203
Royal Bank of Scotland Group PLC
(United Kingdom)	51,311	1,545,722
Royal Bank of Scotland Group PLC
144A (United Kingdom)	64,709	1,949,331
UniCredito Italiano SpA (Italy)	188,681	1,292,901
		27,125,528

Basic Materials (1.8%)
Antofagasta PLC (United Kingdom)	139,244	4,467,140

Beverage (1.2%)
InBev NV (Belgium)	34,316	1,488,166
ITO EN, Ltd. (Japan)	24,200	1,447,776
		2,935,942

Broadcasting (0.5%)
Modern Times Group AB Class B (Sweden) †	32,550	1,356,199

Building Materials (2.4%)
CRH PLC (Ireland)	157,971	4,629,828
Sika AG (Switzerland) †	1,863	1,541,189
		6,171,017

Chemicals (1.2%)
BASF AG (Germany)	22,223	1,696,561
Toray Industries, Inc. (Japan)	160,000	1,304,296
		3,000,857

Commercial and Consumer Services (0.7%)
SGS Societe Generale Surveillance
Holding SA (Switzerland)	2,132	1,792,848

Communications Equipment (1.0%)
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	717,619	2,462,325

COMMON STOCKS (99.8%)* continued

	Shares	Value
Conglomerates (1.5%)
Vivendi Universal SA (France)	124,935	$3,898,837

Consumer Finance (1.4%)
Aiful Corp. (Japan)	16,250	1,356,347
Diamond Lease Co., Ltd. (Japan)	46,700	2,132,980
		3,489,327

Consumer Goods (2.7%)
Henkel KGaA (Preference) (Germany)	13,496	1,352,961
KAO Corp. (Japan)	51,000	1,365,647
Reckitt Benckiser PLC (United Kingdom)	124,371	4,098,870
		6,817,478

Electric Utilities (1.8%)
E.On AG (Germany)	14,003	1,444,414
National Thermal Power Corp., Ltd.
(India)	544,904	1,357,416
National Thermal Power Corp., Ltd.
144A (India)	20,300	50,570
Scottish and Southern Energy PLC
(United Kingdom)	92,475	1,609,556
		4,461,956

Electrical Equipment (0.8%)
Siemens AG (Germany)	22,940	1,958,002

Electronics (5.0%)
Chartered Semiconductor
Manufacturing, Ltd. (Singapore) †	1,600,000	1,251,128
LG Electronics, Inc. (South Korea)	53,010	4,686,924
Media Tek, Inc. (Taiwan)	122,700	1,446,035
Omron Corp. (Japan)	53,900	1,242,335
Samsung Electronics Co., Ltd. (South Korea)	6,291	4,104,722
		12,731,144

Energy (0.1%)
Q-Cells AG 144A (Germany) †	4,068	236,675

Engineering & Construction (2.7%)
COMSYS Holdings Corp. (Japan)	92,000	1,315,177
Daito Trust Construction Co., Ltd. (Japan)	105,500	5,453,351
		6,768,528

Financial (3.2%)
Hana Financial Group, Inc. (South Korea)	41,382	1,892,919
Hong Kong Exchanges and Clearing,
Ltd. (Hong Kong)	314,000	1,302,039
ICAP PLC (United Kingdom)	267,822	1,861,852
Orix Corp. (Japan)	11,870	3,022,570
		8,079,380

Food (1.4%)
Nestle SA (Switzerland)	12,112	3,612,641

Health Care Services (0.9%)
Fresenius Medical Care AG (Germany)	10,500	1,102,645
Mediceo Paltac Holdings Co., Ltd. (Japan)	79,100	1,144,172
		2,246,817

Putnam VT International New Opportunities Fund

COMMON STOCKS (99.8%)* continued

	Shares	Value
Homebuilding (0.4%)
Berkely Group Holdings PLC
(United Kingdom) †	52,342	$998,178

Household Furniture and Appliances (0.5%)
Nobia AB (Sweden)	58,200	1,177,708

Insurance (1.9%)
QBE Insurance Group, Ltd. (Australia)	106,158	1,525,775
Swiss Re (Switzerland)	17,554	1,281,645
Wiener Staed Ver 144A (Austria)	9,400	552,655
Zurich Financial Services AG (Switzerland) †	6,188	1,314,997
		4,675,072

Investment Banking/Brokerage (3.6%)
Aeroplan Income Fund (Canada)	62,000	685,350
Aeroplan Income Fund 144A (Canada)	51,600	570,388
Macquarie Bank, Ltd. (Australia)	130,441	6,518,710
SembCorp Industries, Ltd. (Singapore)	828,740	1,365,863
		9,140,311

Machinery (1.9%)
Fanuc, Ltd. (Japan)	14,700	1,246,903
Kone OYJ Class B (Finland) †	43,880	1,735,247
Makita Corp. (Japan)	21,400	525,888
SMC Corp. (Japan)	9,700	1,385,010
		4,893,048

Manufacturing (0.4%)
Wolseley PLC (United Kingdom)	49,227	1,035,102

Metals (2.0%)
Rio Tinto, Ltd. (Australia)	34,634	1,752,401
Teck Corp. (Canada)	36,500	1,939,229
Zinifex, Ltd. (Australia)	270,214	1,363,258
		5,054,888

Oil & Gas (15.2%)
BP PLC (United Kingdom)	721,451	7,665,514
ENI SpA (Italy)	94,785	2,619,226
Norsk Hydro ASA (Norway)	48,289	4,943,974
Petro-Canada (Canada)	31,800	1,270,203
Royal Dutch Shell PLC Class A
(Netherlands)	163,214	4,962,511
Royal Dutch Shell PLC Class B
(Netherlands)	79,512	2,535,842
Saipem SpA (Italy)	200,158	3,271,880
Statoil ASA (Norway)	202,250	4,631,428
Total SA (France)	26,359	6,596,832
		38,497,410

Pharmaceuticals (11.2%)
AstraZeneca PLC
(London Exchange) (United Kingdom)	52,003	2,525,255
Daiichi Sankyo Co., Ltd. (Japan)	135,400	2,610,241
GlaxoSmithKline PLC (United Kingdom)	323,727	8,162,901
Novartis AG (Switzerland)	92,844	4,865,572

COMMON STOCKS (99.8%)* continued

	Shares	Value
Pharmaceuticals continued
Roche Holding AG (Switzerland)	13,208	$1,977,792
Sanofi-Synthelabo SA (France)	38,001	3,316,560
Taisho Pharmaceutical Co., Ltd. (Japan) (S)	96,000	1,797,814
Takeda Pharmaceutical Co., Ltd. (Japan)	43,500	2,351,750
Terumo Corp. (Japan)	25,600	757,088
		28,364,973

Photography/Imaging (0.6%)
Konica Corp. (Japan)	139,500	1,419,706

Railroads (0.9%)
Canadian National Railway Co. (Canada)	29,600	2,360,599

Real Estate (3.1%)
Aeon Mall Co., Ltd. (Japan)	16,000	779,595
Leopalace21 Corp. (Japan)	82,700	2,999,373
Link REIT (The) (Hong Kong) † (R)	625,500	1,185,927
Mitsui Fudoscan Co., Ltd. (Japan)	65,000	1,319,168
Nexity (France)	7,031	356,572
Nexity 144A (France)	26,710	1,354,576
		7,995,211

Retail (3.9%)
Hyundai Department Store Co., Ltd.
(South Korea)	20,160	1,708,610
Jeronimo Martins, SGPS, SA (Portugal)	81,715	1,223,958
Lawson, Inc. (Japan)	26,800	1,103,703
Marks & Spencer PLC (United Kingdom)	169,305	1,467,591
Onward Kashiyama Co., Ltd. (Japan)	152,000	2,988,221
Sundrug Co., Ltd. (Japan)	23,700	1,297,365
		9,789,448

Semiconductor (0.4%)
Tokyo Electron, Ltd. (Japan)	17,700	1,111,406

Shipping (1.1%)
Bergesen Worldwide 144A (Norway) †	134,800	1,767,474
Dampskibsselskabet Torm A/S (Denmark)	19,450	938,276
		2,705,750

Technology Services (1.4%)
Obic Co., Ltd. (Japan)	4,700	1,034,709
United Internet AG (Germany)	64,396	2,462,255
		3,496,964

Telecommunications (3.0%)
China Mobile (Hong Kong), Ltd.
(Hong Kong)	302,000	1,429,507
Koninklijke (Royal) KPN NV
(Netherlands)	347,354	3,469,899
Maroc Telecom (Morocco)	91,627	970,423
NTT DoCoMo, Inc. (Japan)	1,116	1,702,229
		7,572,058

Tobacco (2.7%)
Japan Tobacco, Inc. (Japan)	466	6,791,967

Putnam VT International New Opportunities Fund

COMMON STOCKS (99.8%)* continued

	Shares	Value
Water Utilities (0.5%)
Veolia Environnement (France)	27,928	$1,259,560

Total common stocks (cost $208,835,449)		$252,115,158

SHORT-TERM INVESTMENTS (0.2%)* (cost $612,250)

	Principal amount	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 3.25%
to 3.96% and a due date of
January 3, 2006 (d)	$612,471	$612,250

Total investments (cost $209,447,699)		$252,727,408

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Australia		4.4%
Belgium		1.6
Canada		2.7
Finland		0.7
France		8.2
Germany		4.1
Hong Kong		1.6
India		0.6
Ireland		3.3
Italy		2.8
Japan		25.8
Netherlands		6.1
Norway		5.3
Portugal		0.5
Singapore		1.0
South Korea		4.9
Sweden		2.5
Switzerland		6.9
Taiwan		0.6
United Kingdom		15.4
Other		1.0

Total		100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05
(aggregate face value $47,660,635)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$7,620,410	$7,816,407	1/18/06	$(195,997)
British Pound	8,629,278	8,719,814	3/15/06	(90,536)
Canadian Dollar	12,013,583	11,981,144	1/18/06	32,439
Euro	12,054,899	12,113,039	3/15/06	(58,140)
Japanese Yen	2,391,085	2,374,166	2/15/06	16,919
Norwegian Krone	785,464	786,783	3/15/06	(1,319)
Swiss Franc	3,853,267	3,869,282	3/15/06	(16,015)

Total				$(312,649)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05
(aggregate face value $52,677,407)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$4,054,090	$4,133,162	1/18/06	$79,072
British Pound	2,496,711	2,497,610	3/15/06	899
Canadian Dollar	589,607	584,459	1/18/06	(5,148)
Euro	9,253,254	9,317,794	3/15/06	64,540
Japanese Yen	14,866,124	14,830,911	2/15/06	(35,213)
Norwegian Krone	12,164,355	12,169,667	3/15/06	5,312
Swedish Krona	4,549,794	4,552,093	3/15/06	2,299
Swiss Franc	4,559,266	4,591,711	3/15/06	32,445

Total				$144,206

See page 267 for Notes to the Portfolios.

Putnam VT Investors Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.9%)*

	Shares	Value
Aerospace and Defense (1.0%)
General Dynamics Corp.	16,100	$1,836,205
L-3 Communications Holdings, Inc.	41,400	3,078,090
		4,914,295

Airlines (1.5%)
JetBlue Airways Corp. † (S)	256,500	3,944,970
Southwest Airlines Co.	234,900	3,859,407
		7,804,377

Automotive (0.3%)
General Motors Corp. (S)	68,500	1,330,270

Banking (10.3%)
Bank of America Corp. (S)	435,900	20,116,785
Commerce Bancorp, Inc. (S)	326,700	11,241,747
U.S. Bancorp	449,900	13,447,511
Washington Mutual, Inc. (S)	181,000	7,873,500
Wells Fargo & Co.	7,600	477,508
		53,157,051

Beverage (0.3%)
Coca-Cola Enterprises, Inc.	83,000	1,591,110

Broadcasting (0.3%)
XM Satellite Radio Holdings, Inc.
Class A † (S)	61,200	1,669,536

Building Materials (0.6%)
Sherwin Williams Co.	65,800	2,988,636

Commercial and Consumer Services (3.0%)
Cendant Corp.	171,400	2,956,650
eBay, Inc. †	119,000	5,146,750
Google, Inc. Class A †	6,300	2,613,618
Yahoo!, Inc. †	125,300	4,909,254
		15,626,272

Communications Equipment (2.0%)
Cisco Systems, Inc. †	527,700	9,034,224
Qualcomm, Inc.	29,700	1,279,476
		10,313,700

Computers (6.6%)
Apple Computer, Inc. †	121,000	8,698,690
Dell, Inc. †	437,400	13,117,626
EMC Corp. †	307,100	4,182,702
Hewlett-Packard Co.	272,000	7,787,360
		33,786,378

Conglomerates (0.5%)
Danaher Corp.	46,100	2,571,458

COMMON STOCKS (99.9%)* continued

	Shares	Value
Construction (0.3%)
Rinker Group, Ltd. ADR
(Australia) (S)	24,100	$1,445,518

Consumer Cyclicals (0.3%)
Black & Decker Manufacturing Co.	16,700	1,452,232

Consumer Finance (5.8%)
Capital One Financial Corp.	150,500	13,003,200
Countrywide Financial Corp.	452,000	15,453,880
MBNA Corp.	59,000	1,601,850
		30,058,930

Consumer Services (0.3%)
Alliance Data Systems Corp. †	36,700	1,306,520
Getty Images, Inc. †	2,900	258,883
		1,565,403

Electric Utilities (0.7%)
Exelon Corp.	65,000	3,454,100

Electronics (3.1%)
Amphenol Corp. Class A	50,000	2,213,000
Intel Corp.	152,700	3,811,392
Motorola, Inc.	179,500	4,054,905
Texas Instruments, Inc.	182,400	5,849,568
		15,928,865

Financial (3.3%)
American Express Co.	39,500	2,032,670
Fannie Mae	118,600	5,788,866
Freddie Mac	111,900	7,312,665
PMI Group, Inc. (The) (S)	51,400	2,110,998
		17,245,199

Health Care Services (6.5%)
Aetna, Inc.	51,300	4,838,103
Cardinal Health, Inc.	51,600	3,547,500
Community Health Systems, Inc. †	36,300	1,391,742
Express Scripts, Inc. † (S)	28,800	2,413,440
HCA, Inc. (S)	114,400	5,777,200
Health Management Associates, Inc.
Class A	128,000	2,810,880
Lincare Holdings, Inc. †	30,000	1,257,300
Quest Diagnostics, Inc.	60,300	3,104,244
UnitedHealth Group, Inc. (S)	132,600	8,239,764
		33,380,173

Homebuilding (1.9%)
D.R. Horton, Inc.	22,700	811,071
Lennar Corp.	57,400	3,502,548
NVR, Inc. †	8,140	5,714,280
		10,027,899

Putnam VT Investors Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Household Furniture and Appliances (0.7%)
Whirlpool Corp. (S)	45,100	$3,777,576

Insurance (7.2%)
ACE, Ltd. (Bermuda)	158,100	8,448,864
American International Group, Inc.	288,900	19,711,647
Everest Re Group, Ltd. (Barbados)	86,000	8,630,100
		36,790,611

Investment Banking/Brokerage (3.4%)
Ameritrade Holding Corp. Class A †	66,800	1,603,200
Bear Stearns Cos., Inc. (The)	76,200	8,803,386
Legg Mason, Inc.	21,000	2,513,490
Lehman Brothers Holdings, Inc. (S)	36,800	4,716,656
		17,636,732

Leisure (0.9%)
Harley-Davidson, Inc. (S)	86,300	4,443,587

Lodging/Tourism (1.5%)
Carnival Corp.	24,900	1,331,403
Las Vegas Sands Corp. † (S)	94,700	3,737,809
Royal Caribbean Cruises, Ltd.	61,800	2,784,708
		7,853,920

Machinery (3.0%)
Caterpillar, Inc.	132,400	7,648,748
Cummins, Inc.	22,100	1,983,033
Deere (John) & Co.	42,000	2,860,620
Parker-Hannifin Corp.	40,800	2,691,168
		15,183,569

Medical Technology (1.5%)
Becton, Dickinson and Co.	38,300	2,301,064
Boston Scientific Corp. †	111,000	2,718,390
Zimmer Holdings, Inc. †	43,100	2,906,664
		7,926,118

Metals (1.2%)
BHP Billiton PLC (United Kingdom)	74,285	1,210,709
United States Steel Corp.	98,100	4,715,667
		5,926,376

Oil & Gas (8.1%)
Apache Corp.	78,100	5,351,412
Devon Energy Corp.	83,700	5,234,598
EOG Resources, Inc.	34,500	2,531,265
Marathon Oil Corp.	69,800	4,255,706
Occidental Petroleum Corp.	90,800	7,253,104
Petro-Canada (Canada)
(New York Exchange)	13,000	521,170
Petro-Canada
(Canada) (Toronto Exchange)	64,200	2,564,372
Suncor Energy, Inc. (Canada)	108,400	6,843,292
Valero Energy Corp.	75,800	3,911,280
XTO Energy, Inc.	71,700	3,150,498
		41,616,697

COMMON STOCKS (99.9%)* continued

	Shares	Value
Pharmaceuticals (5.5%)
Johnson & Johnson	280,500	$16,858,050
Pfizer, Inc.	485,500	11,321,860
		28,179,910

Power Producers (0.6%)
AES Corp. (The) †	188,800	2,988,704

Publishing (1.9%)
McGraw-Hill Companies, Inc. (The)	104,100	5,374,683
R. H. Donnelley Corp. †	51,100	3,148,782
Wiley (John) & Sons, Inc. Class A	32,900	1,284,416
		9,807,881

Restaurants (1.2%)
Red Robin Gourmet
Burgers, Inc. † (S)	51,000	2,598,960
Yum! Brands, Inc.	72,700	3,408,176
		6,007,136

Retail (8.9%)
Abercrombie & Fitch Co. Class A	41,500	2,704,970
Autonation, Inc. †	72,800	1,581,944
Best Buy Co., Inc. (S)	71,800	3,121,864
Federated Department Stores, Inc.	34,500	2,288,385
Home Depot, Inc. (The)	246,900	9,994,512
Lowe’s Cos., Inc.	99,200	6,612,672
Michaels Stores, Inc.	59,500	2,104,515
Office Depot, Inc. †	65,900	2,069,260
Sears Holdings Corp. †	18,900	2,183,517
Staples, Inc.	310,300	7,046,913
Target Corp.	53,100	2,918,907
Timberland Co. (The) Class A †	28,900	940,695
Whole Foods Market, Inc.	28,600	2,213,354
		45,781,508

Schools (0.9%)
Apollo Group, Inc. Class A † (S)	73,200	4,425,672

Software (2.0%)
Autodesk, Inc.	50,000	2,147,500
Oracle Corp. †	526,800	6,432,228
Symantec Corp. †	93,300	1,632,751
		10,212,479

Technology Services (1.2%)
Accenture, Ltd. Class A (Bermuda)	91,100	2,630,057
Fair Isaac Corp.	66,400	2,932,888
Global Payments, Inc. (S)	11,700	545,337
		6,108,282

Telecommunications (1.2%)
Comcast Corp. Class A † (S)	244,500	6,347,220

Putnam VT Investors Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value
Trucks & Parts (0.4%)
PACCAR, Inc.	28,000	$1,938,440

Total common stocks (cost $448,582,573)		$513,263,820

CORPORATE BONDS AND NOTES (0.2%)* (cost $826,285)

	Principal amount	Value
General Motors Acceptance Corp.
bonds 8s, 2031	$879,000	$841,977

SHORT-TERM INVESTMENTS (10.3%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	194,767	$194,767
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)	$52,637,778	52,534,846

Total short-term investments (cost $52,729,613)		$52,729,613

Total investments (cost $502,138,471)		$566,835,410

See page 267 for Notes to the Portfolios.

Putnam VT Mid Cap Value Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.0%)*

	Shares	Value
Advertising and Marketing Services (0.7%)
Interpublic Group of Cos., Inc.
(The) †	62,520	$603,318

Aerospace and Defense (0.9%)
L-3 Communications Holdings, Inc.	10,510	781,419

Banking (9.6%)
City National Corp.	16,590	1,201,780
Colonial Bancgroup, Inc.	34,300	817,026
Comerica, Inc.	7,740	439,322
Compass Bancshares, Inc.	22,740	1,098,115
Cullen/Frost Bankers, Inc.	21,980	1,179,886
First Horizon National Corp.	22,010	846,064
Marshall & Ilsley Corp.	16,970	730,389
Webster Financial Corp.	17,270	809,963
Zions Bancorp.	13,530	1,022,327
		8,144,872

Beverage (1.5%)
Molson Coors Brewing Co. Class B	19,690	1,319,033

Building Materials (2.9%)
Sherwin Williams Co.	37,690	1,711,880
Vulcan Materials Co.	10,790	731,023
		2,442,903

Chemicals (2.4%)
Chemtura Corp.	99,470	1,263,269
Rohm & Haas Co.	15,620	756,320
		2,019,589

Coal (0.9%)
CONSOL Energy, Inc.	11,900	775,642

Communications Equipment (1.3%)
Avaya, Inc. †	73,940	788,940
Lucent Technologies, Inc. †	107,180	285,099
		1,074,039

Computers (1.1%)
Logitech International SA ADR
(Switzerland) †	19,830	927,449

Consumer Finance (2.1%)
AmeriCredit Corp. †	67,690	1,734,895

Consumer Goods (2.5%)
Alberto-Culver Co.	34,290	1,568,768
Estee Lauder Cos., Inc. (The)
Class A	17,020	569,830
		2,138,598

Containers (2.2%)
Ball Corp.	16,930	672,460
Owens-Illinois, Inc. †	57,260	1,204,750
		1,877,210

COMMON STOCKS (99.0%)* continued

	Shares	Value
Distributors (2.1%)
Hughes Supply, Inc. #	50,270	$1,802,180

Electric Utilities (6.2%)
Ameren Corp.	10,850	555,954
American Electric Power Co., Inc.	18,960	703,226
Edison International	17,940	782,363
Energy East Corp.	22,240	507,072
PG&E Corp.	19,090	708,621
PPL Corp.	27,300	802,620
Progress Energy, Inc.	7,360	323,251
Wisconsin Energy Corp.	22,810	890,959
		5,274,066

Electronics (5.7%)
Amphenol Corp. Class A	24,340	1,077,288
Avnet, Inc. †	26,910	644,225
Jabil Circuit, Inc. †	36,100	1,338,949
MEMC Electronic Materials, Inc. †	49,210	1,090,986
W.W. Grainger, Inc.	8,540	607,194
		4,758,642

Energy (2.0%)
National-Oilwell, Inc. †	27,190	1,704,813

Financial (2.7%)
CIT Group, Inc.	27,270	1,412,041
MGIC Investment Corp.	6,030	396,895
Radian Group, Inc.	8,310	486,883
		2,295,819

Forest Products and Packaging (0.7%)
Louisiana-Pacific Corp.	22,020	604,889

Health Care Services (6.9%)
AmerisourceBergen Corp.	52,940	2,191,716
Lincare Holdings, Inc. †	26,630	1,116,063
Omnicare, Inc.	35,110	2,008,994
Triad Hospitals, Inc. †	11,450	449,184
		5,765,957

Homebuilding (0.3%)
Toll Brothers, Inc. †	7,870	272,617

Household Furniture and Appliances (2.3%)
Whirlpool Corp.	23,100	1,934,856

Insurance (2.8%)
Everest Re Group, Ltd. (Barbados)	12,980	1,302,543
Mercury General Corp.	10,673	621,382
Stancorp Financial Group	9,030	451,049
		2,374,974

Investment Banking/Brokerage (3.6%)
Bear Stearns Cos., Inc. (The)	9,120	1,053,634
Federated Investors, Inc.	23,460	868,958
Nuveen Investments, Inc. Class A	24,950	1,063,369
		2,985,961

Putnam VT Mid Cap Value Fund

COMMON STOCKS (99.0%)* continued

	Shares	Value
Leisure (1.2%)
Brunswick Corp.	23,870	$970,554

Machinery (1.7%)
Terex Corp. †	24,070	1,429,758

Medical Technology (0.8%)
Hillenbrand Industries, Inc.	13,290	656,659

Metals (3.1%)
Phelps Dodge Corp.	9,710	1,396,978
United States Steel Corp.	25,880	1,244,052
		2,641,030

Natural Gas Utilities (0.5%)
National Fuel Gas Co.	12,370	385,820

Oil & Gas (6.6%)
Amerada Hess Corp.	5,610	711,460
EOG Resources, Inc.	19,480	1,429,248
Newfield Exploration Co. †	33,120	1,658,318
Questar Corp.	11,800	893,260
Western Gas Resources, Inc.	17,850	840,557
		5,532,843

Pharmaceuticals (2.8%)
Mylan Laboratories, Inc.	40,910	816,564
Par Pharmaceutical Cos., Inc. †	48,500	1,519,990
		2,336,554

Power Producers (0.5%)
AES Corp. (The) †	25,830	408,889

Real Estate (4.0%)
Archstone-Smith Operating Trust (R)	17,780	744,804
CB Richard Ellis Group, Inc.
Class A †	17,050	1,003,393
CBL & Associates Properties (R)	16,390	647,569
General Growth Properties, Inc. (R)	19,680	924,763
		3,320,529

Retail (6.9%)
Claire’s Stores, Inc.	25,890	756,506
Office Depot, Inc. †	61,020	1,916,023
Rite Aid Corp. †	382,250	1,330,230
Ross Stores, Inc.	47,690	1,378,241
Timberland Co. (The) Class A †	13,240	430,962
		5,811,962

Shipping (1.9%)
CNF Transportation, Inc.	17,520	979,193
Yellow Roadway Corp. †	14,350	640,154
		1,619,347

Technology Services (1.6%)
Ingram Micro, Inc. Class A †	65,880	1,312,988

COMMON STOCKS (99.0%)* continued

			Shares	Value
Telecommunications (0.9%)
Earthlink, Inc. †			65,980	$733,038

Toys (1.2%)
Mattel, Inc.			62,620	990,648

Trucks & Parts (1.1%)
Autoliv, Inc. (Sweden)			19,750	897,045

Waste Management (0.8%)
Allied Waste Industries, Inc. †			76,450	668,173

Total common stocks (cost $71,782,646)				$83,329,578

SHORT-TERM INVESTMENTS (3.7%)* (cost $3,149,526)

			Shares	Value
Putnam Prime Money Market Fund (e)			3,149,526	$3,149,526

Total investments (cost $74,932,172)				$86,479,104

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500
Index (Long)	1	$313,700	Mar-06	$(2,329)
S&P MidCap
400 Index
Mini (Long)	4	297,280	Mar-06	1,381

Total				$(948)

See page 267 for Notes to the Portfolios.

Putnam VT Money Market Fund

The fund’s portfolio 12/31/05

COMMERCIAL PAPER (58.9%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (38.0%)
Amstel Funding Corp.	4.652	6/20/06	$3,000,000	$2,935,542
Amstel Funding Corp.	4.378	2/28/06	3,000,000	2,979,072
Amstel Funding Corp.	4.353	2/23/06	4,000,000	3,974,648
Amstel Funding Corp.	4.317	2/15/06	2,000,000	1,989,325
Amstel Funding Corp.	4.224	1/17/06	1,650,000	1,646,927
Atlantic Asset Securitization, LLC	4.449	3/15/06	2,708,000	2,683,839
Atlantic Asset Securitization, LLC	4.121	3/20/06	4,000,000	3,964,987
Atlantic Asset Securitization, LLC	4.044	1/9/06	4,668,000	4,663,851
Bank of America Corp.	4.250	2/8/06	3,000,000	2,986,684
Bank of America Corp.	4.080	1/23/06	2,000,000	1,995,074
Bear Stearns Cos.	4.469	3/22/06	3,000,000	2,970,533
Bear Stearns Cos.	4.413	2/21/06	3,000,000	2,981,385
Bryant Park Funding, LLC	4.487	3/23/06	2,478,000	2,453,245
Bryant Park Funding, LLC	4.430	2/21/06	2,000,000	1,987,533
CAFCO, LLC.	4.407	2/17/06	3,000,000	2,982,845
CAFCO, LLC.	4.332	2/9/06	5,000,000	4,976,735
CIT Group, Inc.	4.286	2/1/06	2,940,000	2,929,240
Citibank Credit Card
Issuance Trust (Dakota)	4.153	1/18/06	1,500,000	1,497,089
Countrywide Financial Corp.	4.368	1/11/06	3,000,000	2,996,367
Countrywide Financial Corp.	4.345	1/10/06	5,700,000	5,693,830
Curzon Funding, LLC	4.467	3/17/06	4,000,000	3,963,167
Curzon Funding, LLC	4.326	1/12/06	2,000,000	1,997,366
Curzon Funding, LLC	4.281	1/23/06	2,000,000	1,994,806
Curzon Funding, LLC 144A
FRN, Ser. 1ML-5	4.329	4/28/06	2,000,000	1,999,871
Goldman Sachs Group, Inc. (The)	4.552	5/23/06	2,000,000	1,964,894
Goldman Sachs Group, Inc. (The)	4.328	1/4/06	3,000,000	2,998,920
Govco, Inc.	4.655	6/23/06	5,000,000	4,890,818
Govco, Inc.	4.133	1/18/06	2,315,000	2,310,529
Klio II Funding Corp.	4.456	3/8/06	3,308,000	3,281,255
Klio II Funding Corp.	4.410	2/28/06	2,000,000	1,985,935
Klio II Funding Corp.	4.378	1/25/06	4,000,000	3,988,373
Klio II Funding Corp.	4.228	1/27/06	4,000,000	3,987,910
Master Funding, LLC Ser. B	4.373	1/26/06	4,750,000	4,735,651
Master Funding, LLC Ser. B	4.325	1/18/06	4,000,000	3,991,878
MBNA Credit Card Master
Note Trust	4.469	3/14/06	4,000,000	3,964,640
MBNA Credit Card Master
Note Trust	4.453	3/7/06	2,000,000	1,984,075
MBNA Credit Card Master
Note Trust	4.425	2/22/06	4,000,000	3,974,636
Morgan Stanley	4.364	1/5/06	3,000,000	2,998,547
Old Line Funding Corp.	4.425	2/6/06	4,030,000	4,012,399
Park Granada, LLC	4.469	3/16/06	2,000,000	1,981,829
Thunder Bay Funding, Inc.	4.390	2/8/06	1,700,000	1,692,176
Thunder Bay Funding, Inc.	4.232	1/6/06	4,000,000	3,997,661
Yorktown Capital, LLC	4.357	1/4/06	1,803,000	1,802,346
				131,788,433

COMMERCIAL PAPER (58.9%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Foreign (20.9%)
Atlantis One Funding Corp.
(Netherlands)	4.136	3/31/06	$1,083,000	$1,072,156
Banco Continental de Panama,
S.A. (Calyon Letter of Credit
(LOC)) (France)	3.677	3/3/06	2,000,000	1,987,868
Bank of Ireland (Ireland)	4.303	2/10/06	3,000,000	2,985,800
Bank of Ireland (Ireland)	4.251	1/23/06	5,000,000	4,987,106
CBA Delaware Finance
(Australia)	4.470	3/31/06	1,500,000	1,483,609
CBA Delaware Finance
(Australia)	4.282	1/30/06	2,000,000	1,993,153
CBA Delaware Finance
(Australia)	4.274	1/9/06	1,100,000	1,098,961
Danske Corp. (Denmark)	4.299	2/6/06	2,300,000	2,290,202
Dexia Delaware, LLC (Belgium)	4.331	2/2/06	2,000,000	1,992,347
Dexia Delaware, LLC (Belgium)	4.287	2/3/06	3,380,000	3,366,832
DnB NOR Bank ASA (Norway)	4.375	2/16/06	2,100,000	2,088,328
DnB NOR Bank ASA (Norway)	4.326	2/8/06	5,950,000	5,922,984
DnB NOR Bank ASA (Norway)	4.229	1/13/06	4,800,000	4,793,280
HBOS Treasury Services PLC
(United Kingdom)	4.420	2/3/06	2,200,000	2,191,127
Nordea North America, Inc.
(Sweden)	4.428	2/10/06	1,552,000	1,544,412
Nordea North America, Inc.
(Sweden)	4.374	2/14/06	2,200,000	2,188,303
Nordea North America, Inc.
(Sweden)	4.253	1/20/06	5,800,000	5,787,082
Societe Generale (France)	4.429	2/21/06	1,650,000	1,639,715
Societe Generale (France)	4.177	1/27/06	3,700,000	3,688,964
Swedbank (Sweden)	4.313	2/3/06	2,800,000	2,789,015
Toronto Dominion Holdings
(USA) (Canada)	4.470	3/31/06	3,000,000	2,967,218
Toyota Motor Credit Corp.
(Japan)	4.272	1/31/06	2,000,000	1,992,933
Tulip Funding Corp.
(Netherlands)	4.277	1/3/06	2,864,000	2,863,322
UBS Finance (Delaware),
LLC (Switzerland)	4.214	1/26/06	3,500,000	3,489,865
Westpac Banking Corp.
(Australia)	4.469	3/30/06	3,000,000	2,967,587
Westpac Banking Corp.
(Australia)	4.307	2/9/06	2,000,000	1,990,748
				72,162,917

Total commercial paper (cost $203,951,350)				$203,951,350

Putnam VT Money Market Fund

CORPORATE BONDS AND NOTES (16.9%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (14.3%)
Bank of New York Co., Inc. (The)
144A sr. notes FRN Ser. XMTN	4.390	1/10/07	$2,000,000	$2,000,000
Citigroup, Inc. notes	5.750	5/10/06	4,000,000	4,016,954
Citigroup, Inc. sr. notes FRN
Ser. MTN	4.521	3/29/06	4,700,000	4,700,513
Lehman Brothers Holdings,
Inc. FRN Ser. G	4.762	2/13/06	2,000,000	2,001,033
Lehman Brothers Holdings,
Inc. FRN Ser. G	4.590	6/2/06	8,000,000	8,003,153
Merrill Lynch & Co., Inc. FRN
Ser. C	4.349	1/16/07	1,500,000	1,500,000
Morgan Stanley Dean
Witter & Co. FRN	4.540	11/24/06	4,000,000	4,005,979
Morgan Stanley Dean
Witter & Co. sr. notes FRN	4.799	3/27/06	6,895,000	6,899,816
National City Bank FRN
Ser. BKNT	4.380	6/2/06	4,750,000	4,749,525
National City Bank FRN
Ser. BKNT	4.379	7/26/06	8,000,000	8,001,716
Wal-Mart Stores, Inc. FRN	4.351	3/16/06	2,200,000	2,199,557
Wells Fargo & Co. FRN	4.570	6/12/06	1,470,000	1,470,000
				49,548,246

Foreign (2.6%)
Bank of Ireland 144A unsec. FRN
Ser. XMTN (Ireland)	4.340	1/19/07	2,000,000	2,000,000
HSBC USA, Inc. sr. notes FRN
Ser. EXT (United Kingdom)	4.349	1/12/07	5,000,000	5,000,000
Nordea Bank AB 144A
FRN (Sweden)	4.417	1/11/07	2,000,000	2,000,000
				9,000,000

Total corporate bonds and notes (cost $58,548,246)				$58,548,246

CERTIFICATES OF DEPOSIT (16.4%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (3.1%)
SunTrust Bank FRN, Ser. CD	4.324	9/26/06	$4,000,000	$3,999,763
SunTrust Bank FRN, Ser. CD	4.282	5/12/06	3,750,000	3,750,000
Wells Fargo Bank N.A. Ser. CD	4.310	1/18/06	3,000,000	3,000,000
				10,749,763

Foreign (13.3%)
Bank of Ireland Ser.
ECD (Ireland)	4.320	1/26/06	3,000,000	2,999,979
Barclays Bank PLC Ser. ECD
(United Kingdom)	4.380	3/1/06	3,000,000	2,999,841
Barclays U.S. Funding Corp.
Ser. ECD (United Kingdom)	4.125	2/7/06	3,000,000	2,999,640
BNP Paribas FRN, Ser.
YCD (France)	4.308	6/19/06	3,000,000	2,999,324

CERTIFICATES OF DEPOSIT (16.4%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Foreign continued
Canadian Imperial Bank
of Commerce FRN,
Ser. YCD (Canada)	4.561	9/15/06	$3,000,000	$3,001,487
Canadian Imperial Bank
of Commerce FRN,
Ser. YCD1 (Canada)	4.350	1/23/07	4,000,000	4,000,000
Credit Suisse New York FRN,
Ser. YCD (Switzerland)	4.390	7/18/06	3,000,000	3,000,759
Dexia Credit Local FRN,
Ser. YCD (Belgium)	4.325	10/3/06	3,000,000	2,999,550
Dexia Credit Local FRN,
Ser. YCD (Belgium)	4.298	8/14/06	1,600,000	1,599,301
Fortis Bank SA/NV Ser. YCD
(Belgium)	3.950	4/21/06	3,000,000	3,000,000
Societe Generale Ser.
ECD (France)	3.900	4/18/06	5,640,000	5,639,875
Svenska Handelsbanken
FRN (Sweden)	4.310	9/20/06	3,750,000	3,749,465
Svenska Handelsbanken
FRN Ser. YCD1 (Sweden)	4.315	4/3/06	5,000,000	4,998,495
Swedbank FRN, Ser.
YCD (Sweden)	4.300	3/20/06	2,000,000	1,999,298
				45,987,014

Total certificates of deposit (cost $56,736,777)				$56,736,777

ASSET BACKED SECURITIES (1.1%)* (cost $3,854,948)

	Yield	Maturity	Principal
	(%)	date	amount	Value

TIAA Real Estate CDO, Ltd.
144A FRN, Ser. 03-1A,
Class A1MM
(Cayman Islands)	4.410	3/21/06	$3,854,948	$3,854,948

PROMISSORY NOTES (1.1%)* (cost $3,800,000)

	Yield	Maturity	Principal
	(%)	date	amount	Value

Goldman Sachs Group, Inc.
(The) FRN (acquired 6/22/05,
cost $3,800,000) ‡	4.400	1/19/06	$3,800,000	$3,800,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.1%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Fannie Mae FRN	4.299	9/7/06	$1,750,000	$1,748,355
Federal Farm
Credit Bank FRB	4.280	7/20/06	2,000,000	1,999,248

Total U.S. government agency obligations (cost $3,747,603)				$3,747,603

Putnam VT Money Market Fund

SHORT-TERM INVESTMENTS (4.2%)* (cost $14,440,000)

	Principal amount	Value

Interest in $552,000,000 joint
tri-party repurchase agreement
dated December 30, 2005 with UBS
Securities, LLC due January 3, 2006
with respect to various U.S.
Government obligations -- maturity
value of $14,446,947 for an
effective yield of 4.33%
(collateralized by Fannie Mae and
Freddie Mac with yields ranging
from 3.50% to 12.00% and due dates
ranging from July 1, 2006
to December 1, 2035, valued at
$563,044,303)	$14,440,000	$14,440,000

Total investments (cost $345,078,924)		$345,078,924

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Australia		2.8%
Belgium		3.8
Canada		2.9
Cayman Islands		1.1
Denmark		0.7
France		4.6
Ireland		3.8
Japan		0.5
Netherlands		1.1
Norway		3.7
Sweden		7.3
Switzerland		1.9
United Kingdom		3.8
United States		62.0

Total		100.0%

See page 267 for Notes to the Portfolios.

Putnam VT New Opportunities Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (100.3%)*

	Shares	Value
Aerospace and Defense (3.7%)
Boeing Co. (The)	310,500	$21,809,520
L-3 Communications Holdings, Inc.	108,100	8,037,235
Lockheed Martin Corp.	150,200	9,557,226
Precision Castparts Corp.	83,000	4,300,230
Raytheon Co.	179,900	7,222,985
Rockwell Collins, Inc.	104,600	4,860,762
		55,787,958

Automotive (0.4%)
Oshkosh Truck Corp.	147,600	6,581,484

Banking (1.7%)
Commerce Bancorp, Inc.	115,700	3,981,237
UnionBanCal Corp.	82,700	5,683,144
Washington Mutual, Inc.	206,177	8,968,700
Zions Bancorp.	99,400	7,510,664
		26,143,745

Beverage (2.0%)
Fomento Economico Mexicano SA de CV
ADR (Mexico)	44,900	3,255,699
Pepsi Bottling Group, Inc. (The)	127,400	3,644,914
PepsiCo, Inc.	388,100	22,928,948
		29,829,561

Biotechnology (2.9%)
Affymetrix, Inc. †	88,500	4,225,875
Amgen, Inc. †	199,500	15,732,570
Celgene Corp. †	113,100	7,328,880
Genzyme Corp. †	194,000	13,731,320
Invitrogen Corp. †	45,800	3,052,112
		44,070,757

Broadcasting (0.6%)
XM Satellite Radio Holdings, Inc.
Class A †	319,900	8,726,872

Building Materials (0.2%)
USG Corp. †	35,700	2,320,500

Coal (0.2%)
CONSOL Energy, Inc.	46,500	3,030,870

Commercial and Consumer Services (4.3%)
Administaff, Inc.	155,600	6,542,980
Corporate Executive Board Co. (The)	202,800	18,191,160
Google, Inc. Class A †	53,300	22,112,038
IAC/InterActiveCorp. †	313,500	8,875,185
Monster Worldwide, Inc. †	119,800	4,890,236
Robert Half International, Inc.	126,500	4,793,085
		65,404,684

Communications Equipment (4.2%)
Cisco Systems, Inc. †	1,922,100	32,906,352
Comtech Telecommunications Corp. †	106,300	3,246,402
F5 Networks, Inc. †	78,100	4,466,539

COMMON STOCKS (100.3%)* continued

	Shares	Value
Communications Equipment continued
Harris Corp.	171,200	$7,363,312
Nokia OYJ ADR (Finland)	190,800	3,491,640
Scientific-Atlanta, Inc.	281,300	12,115,591
		63,589,836

Computers (5.1%)
Anixter International, Inc.	134,500	5,261,640
Apple Computer, Inc. †	380,900	27,382,901
Dell, Inc. †	205,600	6,165,944
EMC Corp. †	366,100	4,986,282
Emulex Corp. †	53,200	1,052,828
Hewlett-Packard Co.	119,800	3,429,874
Intergraph Corp. †	131,500	6,550,015
j2 Global Communications, Inc. †	106,300	4,543,262
Micros Systems, Inc. †	66,500	3,213,280
NCR Corp. †	70,900	2,406,346
Network Appliance, Inc. †	207,100	5,591,700
Western Digital Corp. †	313,199	5,828,633
		76,412,705

Conglomerates (0.2%)
Danaher Corp.	64,900	3,620,122

Consumer Cyclicals (2.0%)
Black & Decker Manufacturing Co.	282,700	24,583,592
Harman International
Industries, Inc.	51,200	5,009,920
		29,593,512

Consumer Finance (1.4%)
Capital One Financial Corp.	122,900	10,618,560
CompuCredit Corp. †	110,500	4,252,040
Countrywide Financial Corp.	181,100	6,191,809
		21,062,409

Consumer Goods (1.3%)
Energizer Holdings, Inc. †	86,900	4,326,751
Newell Rubbermaid, Inc.	105,800	2,515,924
Procter & Gamble Co. (The)	224,900	13,017,212
		19,859,887

Consumer Services (1.7%)
Alliance Data Systems Corp. †	367,500	13,083,000
Ceridian Corp. †	97,600	2,425,360
Getty Images, Inc. †	79,900	7,132,673
Labor Ready, Inc. †	166,100	3,458,202
		26,099,235

Electrical Equipment (0.5%)
WESCO International, Inc. †	176,600	7,546,118

Electronics (5.4%)
Arrow Electronics, Inc. †	136,500	4,372,095
Avnet, Inc. †	244,600	5,855,724

Putnam VT New Opportunities Fund

COMMON STOCKS (100.3%)* continued

	Shares	Value
Electronics continued
Freescale Semiconductor, Inc.
Class A †	239,500	$6,033,005
Intel Corp.	1,378,400	34,404,864
Komag, Inc. †	128,800	4,464,208
Microchip Technology, Inc.	75,000	2,411,250
Motorola, Inc.	264,900	5,984,091
National Semiconductor Corp.	108,500	2,818,830
Silicon Laboratories, Inc. †	125,000	4,582,500
Texas Instruments, Inc.	343,700	11,022,459
		81,949,026

Energy (2.9%)
Cal Dive International, Inc. †	193,200	6,933,948
Cooper Cameron Corp. †	538,200	22,281,480
Pride International, Inc. †	225,400	6,931,050
Superior Energy Services †	158,900	3,344,845
Unit Corp. †	86,100	4,738,083
		44,229,406

Entertainment (0.4%)
Dreamworks Animation SKG, Inc.
Class A †	231,800	5,693,008

Environmental (0.2%)
Clean Harbors, Inc. †	106,400	3,065,384

Financial (1.9%)
American Express Co.	102,500	5,274,650
Chicago Mercantile Exchange
Holdings, Inc. (The)	12,100	4,446,629
Moody’s Corp.	313,600	19,261,312
		28,982,591

Food (0.7%)
Archer Daniels Midland Co.	411,600	10,150,056

Forest Products and Packaging (0.3%)
Crown Holdings, Inc. †	196,600	3,839,598

Gaming & Lottery (0.4%)
GTECH Holdings Corp.	179,400	5,694,156

Health Care Services (5.6%)
AmerisourceBergen Corp.	145,600	6,027,840
Coventry Health Care, Inc. †	38,800	2,210,048
Express Scripts, Inc. †	130,200	10,910,760
McKesson Corp.	303,200	15,642,088
UnitedHealth Group, Inc.	493,600	30,672,304
WellPoint, Inc. †	249,600	19,915,584
		85,378,624

Homebuilding (1.6%)
NVR, Inc. †	17,700	12,425,400
Toll Brothers, Inc. †	210,200	7,281,328
William Lyon Homes, Inc. †	38,500	3,884,650
		23,591,378

COMMON STOCKS (100.3%)* continued

	Shares	Value
Insurance (2.1%)
Everest Re Group, Ltd. (Barbados)	69,000	$6,924,150
HCC Insurance Holdings, Inc.	145,500	4,318,440
Selective Insurance Group	76,400	4,056,840
W.R. Berkley Corp.	266,250	12,678,825
Zenith National Insurance Corp.	89,400	4,123,128
		32,101,383

Investment Banking/Brokerage (2.7%)
Bear Stearns Cos., Inc. (The)	121,800	14,071,554
Calamos Asset Management, Inc.
Class A	91,000	2,861,950
Eaton Vance Corp.	79,500	2,175,120
Goldman Sachs Group, Inc. (The)	64,300	8,211,753
Lazard, Ltd. Class A (Bermuda)	168,600	5,378,340
Lehman Brothers Holdings, Inc.	68,200	8,741,194
		41,439,911

Lodging/Tourism (0.4%)
Choice Hotels International, Inc.	137,300	5,733,648

Machinery (0.9%)
Cummins, Inc.	75,700	6,792,561
Terex Corp. †	29,300	1,740,420
Timken Co.	171,000	5,475,420
		14,008,401

Manufacturing (0.4%)
Mettler-Toledo International, Inc.
(Switzerland) †	101,700	5,613,840

Medical Technology (8.0%)
Bausch & Lomb, Inc.	77,500	5,262,250
Becton, Dickinson and Co.	188,400	11,319,072
C.R. Bard, Inc.	184,200	12,142,464
Charles River Laboratories
International, Inc. †	88,500	3,749,745
Dade Behring Holdings, Inc.	188,200	7,695,498
Haemonetics Corp. †	117,400	5,736,164
Kinetic Concepts, Inc. †	208,500	8,289,960
Medtronic, Inc.	204,100	11,750,037
Millipore Corp. †	99,800	6,590,792
Respironics, Inc. †	253,300	9,389,831
St. Jude Medical, Inc. †	392,600	19,708,520
Sybron Dental Specialties, Inc. †	74,900	2,981,769
Varian Medical Systems, Inc. †	258,600	13,017,924
Waters Corp. †	74,500	2,816,100
		120,450,126

Metals (1.8%)
Century Aluminum Co. †	99,400	2,605,274
Phelps Dodge Corp.	145,000	20,861,150
Steel Dynamics, Inc.	105,800	3,756,958
		27,223,382

Putnam VT New Opportunities Fund

COMMON STOCKS (100.3%)* continued

	Shares	Value
Oil & Gas (5.1%)
Amerada Hess Corp.	13,800	$1,750,116
Burlington Resources, Inc.	190,300	16,403,860
Exxon Mobil Corp.	395,200	22,198,384
Frontier Oil Corp.	245,600	9,217,368
KCS Energy, Inc. †	149,400	3,618,468
Noble Energy, Inc.	92,100	3,711,630
Southwestern Energy Co. †	69,800	2,508,612
Sunoco, Inc.	65,500	5,133,890
Tesoro Petroleum Corp.	104,700	6,444,285
Valero Energy Corp.	128,000	6,604,800
		77,591,413

Pharmaceuticals (5.8%)
Allergan, Inc.	133,700	14,434,252
Barr Pharmaceuticals, Inc. †	322,400	20,082,296
Caremark Rx, Inc. †	140,500	7,276,495
Cephalon, Inc. †	179,300	11,607,882
Johnson & Johnson	492,300	29,587,230
Medicis Pharmaceutical Corp.
Class A	40,100	1,285,205
Mylan Laboratories, Inc.	158,400	3,161,664
		87,435,024

Publishing (0.9%)
McGraw-Hill Companies, Inc. (The)	186,100	9,608,343
R. H. Donnelley Corp. †	75,600	4,658,472
		14,266,815

Railroads (0.6%)
Canadian National Railway Co.
(Canada)	111,900	8,950,881

Real Estate (0.4%)
Brookfield Homes Corp.	16,300	810,599
CB Richard Ellis Group, Inc.
Class A †	84,200	4,955,170
		5,765,769

Restaurants (0.6%)
Darden Restaurants, Inc.	160,000	6,220,800
Panera Bread Co. †	35,600	2,338,208
		8,559,008

Retail (7.4%)
Advance Auto Parts, Inc. †	105,000	4,563,300
American Eagle Outfitters, Inc.	726,700	16,699,566
Barnes & Noble, Inc.	121,800	5,197,206
Best Buy Co., Inc.	341,550	14,850,594
Claire’s Stores, Inc.	16,000	467,520
Coldwater Creek, Inc. †	137,000	4,182,610
Guess ?, Inc. †	23,800	847,280
Home Depot, Inc. (The)	601,500	24,348,720
Lowe’s Cos., Inc.	81,200	5,412,792

COMMON STOCKS (100.3%)* continued

	Shares	Value
Retail continued
Michaels Stores, Inc.	338,500	$11,972,745
Pantry, Inc. (The) †	67,000	3,148,330
Staples, Inc.	901,800	20,479,878
		112,170,541

Semiconductor (0.6%)
Lam Research Corp. †	157,600	5,623,168
Photronics, Inc. †	186,300	2,805,678
		8,428,846

Software (6.9%)
Adobe Systems, Inc.	505,100	18,668,496
Amdocs, Ltd. (Guernsey) †	85,400	2,348,500
Autodesk, Inc.	132,000	5,669,400
BMC Software, Inc. †	188,100	3,854,169
Citrix Systems, Inc. †	520,600	14,982,868
Cognos, Inc. (Canada) †	84,500	2,932,995
McAfee, Inc. †	476,700	12,932,871
Microsoft Corp.	914,500	23,914,175
MicroStrategy, Inc. †	72,000	5,957,280
Symantec Corp. †	752,400	13,167,000
		104,427,754

Technology Services (1.1%)
Accenture, Ltd. Class A (Bermuda)	108,200	3,123,734
Global Payments, Inc.	165,000	7,690,650
Ingram Micro, Inc. Class A †	164,600	3,280,478
Unova, Inc. †	73,200	2,474,160
		16,569,022

Telecommunications (0.9%)
Brightpoint, Inc. †	101,600	2,817,368
Earthlink, Inc. †	567,922	6,309,613
Nextel Partners, Inc. Class A †	183,800	5,135,372
		14,262,353

Textiles (1.6%)
NIKE, Inc. Class B	238,100	20,664,699
Phillips-Van Heusen Corp.	115,700	3,748,680
		24,413,379

Tire & Rubber (0.3%)
Goodyear Tire & Rubber Co. (The) †	279,400	4,855,972

Total investments (cost $1,295,419,141)		$1,516,520,950

See page 267 for Notes to the Portfolios.

Putnam VT New Value Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.2%)*

	Shares	Value
Aerospace and Defense (4.1%)
Boeing Co. (The)	96,200	$6,757,088
Lockheed Martin Corp.	328,968	20,932,234
		27,689,322

Airlines (1.4%)
Southwest Airlines Co.	571,300	9,386,459

Automotive (0.7%)
Lear Corp. (S)	159,900	4,550,754

Banking (9.9%)
Bank of America Corp.	681,100	31,432,765
Commerce Bancorp, Inc. (S)	198,100	6,816,621
U.S. Bancorp	688,900	20,591,221
Washington Mutual, Inc.	167,500	7,286,250
		66,126,857

Building Materials (1.8%)
Masco Corp.	403,900	12,193,741

Chemicals (3.6%)
Dow Chemical Co. (The)	154,900	6,787,718
E.I. du Pont de Nemours & Co.	211,500	8,988,750
Huntsman Corp. † (S)	166,000	2,858,520
Rohm & Haas Co.	114,600	5,548,932
		24,183,920

Computers (2.4%)
Hewlett-Packard Co.	569,700	16,310,511

Conglomerates (4.3%)
Textron, Inc.	86,900	6,689,562
Tyco International, Ltd. (Bermuda)	750,800	21,668,088
		28,357,650

Consumer Finance (2.7%)
Capital One Financial Corp.	98,600	8,519,040
Countrywide Financial Corp.	288,000	9,846,720
		18,365,760

Consumer Services (0.5%)
Service Corporation International	374,600	3,064,228

Containers (0.6%)
Owens-Illinois, Inc. †	208,800	4,393,152

Electric Utilities (4.0%)
Great Plains Energy, Inc. (S)	105,300	2,944,188
PG&E Corp.	437,570	16,242,598
Sierra Pacific Resources †	570,931	7,444,940
		26,631,726

Electronics (2.0%)
Intel Corp.	332,700	8,304,192
Motorola, Inc.	213,100	4,813,929
		13,118,121

COMMON STOCKS (99.2%)* continued

	Shares	Value
Financial (6.2%)
Citigroup, Inc.	575,200	$27,914,456
Freddie Mac	209,200	13,671,220
		41,585,676

Forest Products and Packaging (1.1%)
Smurfit-Stone Container Corp. †	260,400	3,689,868
Weyerhaeuser Co.	51,500	3,416,510
		7,106,378

Gaming & Lottery (0.1%)
GTECH Holdings Corp.	22,870	725,894

Health Care Services (2.9%)
Cardinal Health, Inc.	145,700	10,016,875
CIGNA Corp.	84,200	9,405,140
		19,422,015

Homebuilding (0.8%)
Lennar Corp.	84,200	5,137,884

Household Furniture and Appliances (0.8%)
Whirlpool Corp.	65,100	5,452,776

Insurance (8.7%)
ACE, Ltd. (Bermuda)	243,700	13,023,328
American International Group, Inc.	199,900	13,639,177
Chubb Corp. (The)	159,900	15,614,235
Genworth Financial, Inc. Class A	204,210	7,061,582
MetLife, Inc.	30,100	1,474,900
St. Paul Travelers Cos., Inc. (The)	153,800	6,870,246
		57,683,468

Leisure (1.1%)
Brunswick Corp.	171,500	6,973,190

Manufacturing (1.1%)
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	177,800	7,177,786

Media (1.4%)
Walt Disney Co. (The)	399,000	9,564,030

Medical Technology (0.5%)
PerkinElmer, Inc.	151,100	3,559,916

Metals (1.9%)
Alcoa, Inc.	417,000	12,330,690

Natural Gas Utilities (0.8%)
Southern Union Co. †	221,355	5,230,619

Oil & Gas (10.6%)
Amerada Hess Corp.	40,400	5,123,528
Chevron Corp.	336,400	19,097,428
ConocoPhillips	91,400	5,317,652
Exxon Mobil Corp.	393,700	22,114,129
Marathon Oil Corp.	104,800	6,389,656

Putnam VT New Value Fund

COMMON STOCKS (99.2%)* continued

	Shares	Value
Oil & Gas continued
Occidental Petroleum Corp.	81,600	$6,518,208
Valero Energy Corp.	120,800	6,233,280
		70,793,881

Pharmaceuticals (3.7%)
Pfizer, Inc.	1,048,700	24,455,684

Photography/Imaging (1.6%)
Xerox Corp. †	744,500	10,906,925

Publishing (1.0%)
R. R. Donnelley & Sons Co.	184,600	6,315,166

Railroads (1.3%)
Norfolk Southern Corp.	195,400	8,759,782

Regional Bells (1.4%)
Verizon Communications, Inc.	315,000	9,487,800

Restaurants (2.5%)
McDonald’s Corp.	491,900	16,586,868

Retail (6.6%)
Foot Locker, Inc.	136,900	3,229,471
Home Depot, Inc. (The)	316,700	12,820,016
Office Depot, Inc. †	234,000	7,347,600
Rite Aid Corp. †	1,160,500	4,038,540
Supervalu, Inc.	214,400	6,963,712
Wal-Mart Stores, Inc.	207,200	9,696,960
		44,096,299

Software (1.1%)
Oracle Corp. †	621,400	7,587,294

Tobacco (3.0%)
Altria Group, Inc.	266,200	19,890,464

Toys (0.5%)
Mattel, Inc.	205,000	3,243,100

Waste Management (0.5%)
Waste Management, Inc.	115,800	3,514,530

Total common stocks (cost $534,991,619)		$661,960,316

SHORT-TERM INVESTMENTS (2.4%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)	$12,628,505	$12,603,810
Putnam Prime Money Market (e)	3,538,896	3,538,896

Total short-term investments (cost $16,142,706)		$16,142,706

Total investments (cost $551,134,325)		$678,103,022

See page 267 for Notes to the Portfolios.

Putnam VT OTC & Emerging Growth Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.3%)*

	Shares	Value
Aerospace and Defense (2.4%)
Aeroflex, Inc. †	29,600	$318,200
DRS Technologies, Inc.	19,000	976,980
L-3 Communications Holdings, Inc.	10,500	780,675
		2,075,855

Automotive (0.8%)
Oshkosh Truck Corp.	16,200	722,358

Banking (2.5%)
Commerce Bancorp, Inc.	26,383	907,839
Compass Bancshares, Inc.	7	338
Corus Bankshares, Inc.	11,200	630,224
UnionBanCal Corp.	9,800	673,456
		2,211,857

Biotechnology (2.6%)
Amylin Pharmaceuticals, Inc. †	11,700	467,064
Invitrogen Corp. †	8,700	579,768
MedImmune, Inc. †	35,700	1,250,214
		2,297,046

Coal (2.1%)
CONSOL Energy, Inc.	11,700	762,606
International Coal Group, Inc. †	14,300	135,850
Peabody Energy Corp.	11,900	980,798
		1,879,254

Commercial and Consumer Services (4.2%)
ARAMARK Corp. Class B	18,200	505,596
Consolidated Graphics, Inc. †	9,100	430,794
John H. Harland Co.	10,500	394,800
Manpower, Inc.	16,800	781,200
VistaPrint, Ltd. (Bermuda) †	10,500	238,917
Walter Industries, Inc.	14,700	730,884
West Corp. †	15,200	640,680
		3,722,871

Communications Equipment (0.3%)
Comverse Technology, Inc. †	13	346
Nice Systems, Ltd. ADR (Israel) †	5,800	279,328
		279,674

Computers (4.1%)
Intergraph Corp. †	16,100	801,941
j2 Global Communications, Inc. †	14,500	619,730
NCR Corp. †	14,600	495,524
Patni Computer Systems, Ltd. ADR
(India) †	690	15,994
Seagate Technology
(Cayman Islands) †	50,800	1,015,492
Western Digital Corp. †	36,358	676,622
		3,625,303

COMMON STOCKS (99.3%)* continued

	Shares	Value
Consumer Cyclicals (1.7%)
Harman International
Industries, Inc.	7,000	$684,950
Tupperware Corp.	35,200	788,480
		1,473,430

Consumer Goods (1.6%)
Chattem, Inc. †	13,300	483,987
Weight Watchers
International, Inc. †	18,300	904,569
		1,388,556

Consumer Services (2.4%)
Interline Brands, Inc. †	25,700	584,675
Labor Ready, Inc. †	43,100	897,342
Talx Corp.	13,400	612,514
		2,094,531

Electrical Equipment (1.7%)
WESCO International, Inc. †	34,900	1,491,277

Electronics (2.2%)
Amphenol Corp. Class A	11,500	508,990
Atmel Corp. †	177,700	549,093
Freescale Semiconductor, Inc.
Class A †	36,100	909,359
		1,967,442

Energy (6.7%)
CAL Dive International, Inc. †	21,600	775,224
Cooper Cameron Corp. †	25,200	1,043,280
Hercules Offshore, Inc. †	7,300	207,393
Patterson-UTI Energy, Inc.	19,000	626,050
Pride International, Inc. †	34,800	1,070,100
Rowan Cos., Inc.	20,200	719,928
Unit Corp. †	14,100	775,923
Veritas DGC, Inc. †	19,100	677,859
		5,895,757

Energy (Oil Field) (0.1%)
Suntech Power Holdings Co., Ltd.
ADR (China) †	2,530	68,943

Entertainment (--%)
Speedway Motorsports, Inc.	100	3,467

Environmental (0.5%)
Clean Harbors, Inc. †	16,550	476,806

Financial (0.5%)
WFS Financial, Inc. †	5,900	449,285

Forest Products and Packaging (1.0%)
Crown Holdings, Inc. †	44,800	874,944

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (99.3%)* continued

	Shares	Value
Gaming & Lottery (1.7%)
Ameristar Casinos, Inc.	22,100	$501,670
GTECH Holdings Corp.	30,900	980,766
		1,482,436

Health Care Services (4.2%)
Bio-Rad Laboratories, Inc.
Class A †	2,300	150,512
Cerner Corp. †	10,600	963,646
Henry Schein, Inc. †	10,300	449,492
Pediatrix Medical Group, Inc. †	12,500	1,107,125
Sierra Health Services, Inc. †	13,200	1,055,472
		3,726,247

Homebuilding (0.5%)
Desarrolladora Homex SA de CV ADR
(Mexico) †	14,600	447,928

Household Furniture and Appliances (0.8%)
Conn’s, Inc. †	18,200	671,034

Insurance (2.1%)
AmerUs Group Co.	8,000	453,360
Safety Insurance Group, Inc.	10,000	403,700
W.R. Berkley Corp.	20,600	980,972
		1,838,032

Investment Banking/Brokerage (1.7%)
Calamos Asset Management, Inc.
Class A	13,500	424,575
Nuveen Investments, Inc. Class A	24,054	1,025,181
		1,449,756

Leisure (0.6%)
Brunswick Corp.	13,300	540,778

Lodging/Tourism (0.7%)
Choice Hotels International, Inc.	14,400	601,344

Machinery (4.6%)
Cummins, Inc.	7,900	708,867
JLG Industries, Inc.	22,700	1,036,482
Parker-Hannifin Corp.	13,400	883,864
Timken Co.	28,300	906,166
Wabtec Corp.	19,000	511,100
		4,046,479

Medical Technology (7.8%)
Bausch & Lomb, Inc.	11,300	767,270
Charles River Laboratories
International, Inc. †	15,100	639,787
Cynosure, Inc. Class A †	620	13,014
Dade Behring Holdings, Inc.	25,200	1,030,428
DJ Orthopedics, Inc. †	3,700	102,046
Kinetic Concepts, Inc. †	21,215	843,508
LCA-Vision, Inc.	13,400	636,634
Mentor Corp.	12,300	566,784

COMMON STOCKS (99.3%)* continued

	Shares	Value
Medical Technology continued
Sybron Dental Specialties, Inc. †	19,700	$784,257
Varian Medical Systems, Inc. †	28,500	1,434,690
		6,818,418

Metals (2.1%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	21,100	1,135,180
Steel Dynamics, Inc.	19,752	701,394
		1,836,574

Oil & Gas (3.4%)
Bronco Drilling Co., Inc. †	6,930	159,459
Giant Industries, Inc. †	11,400	592,344
Noble Energy, Inc.	22,100	890,630
Sunoco, Inc.	10,900	854,342
Universal Compression
Holdings, Inc. †	11,500	472,880
		2,969,655

Pharmaceuticals (4.9%)
Barr Pharmaceuticals, Inc. †	15,600	971,724
Cephalon, Inc. †	16,400	1,061,736
Endo Pharmaceuticals
Holdings, Inc. †	19,900	602,174
Hospira, Inc. †	24,500	1,048,110
Salix Pharmaceuticals, Ltd. †	10,800	189,864
Watson Pharmaceuticals, Inc. †	12,100	393,371
		4,266,979

Publishing (1.4%)
R. H. Donnelley Corp. †	20,300	1,250,886

Real Estate (1.1%)
CB Richard Ellis Group, Inc.
Class A †	17,000	1,000,450

Restaurants (1.7%)
Domino’s Pizza, Inc.	28,400	687,280
Red Robin Gourmet Burgers, Inc. †	15,500	789,880
		1,477,160

Retail (5.8%)
Advance Auto Parts, Inc. †	23,250	1,010,445
Aeropostale, Inc. †	28,500	749,550
American Eagle Outfitters, Inc.	14,600	335,508
Great Atlantic & Pacific Tea Co. †	25,500	810,390
Michaels Stores, Inc.	18,500	654,345
New York & Company, Inc. †	28,900	612,680
Pacific Sunwear
of California, Inc. †	20,200	503,384
Stein Mart, Inc.	21,600	392,040
		5,068,342

Schools (0.9%)
Career Education Corp. †	24,300	819,396

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (99.3%)* continued

	Shares	Value
Semiconductor (1.9%)
Brooks Automation, Inc. †	37,300	$467,369
Lam Research Corp. †	33,800	1,205,984
		1,673,353

Shipping (0.7%)
J. B. Hunt Transport Services, Inc.	28,500	645,240

Software (4.2%)
Blackboard, Inc. †	21,300	617,274
Cadence Design Systems, Inc. †	33,400	565,128
Epicor Software Corp. †	34,200	483,246
FileNET Corp. †	14,700	379,995
Parametric Technology Corp. †	82,300	502,030
Progress Software Corp. †	22,500	638,550
SSA Global Technologies, Inc. †	25,800	469,302
		3,655,525

Technology Services (4.8%)
CSG Systems International, Inc. †	37,300	832,536
Fair Isaac Corp.	20,800	918,736
Fiserv, Inc. †	15,700	679,338
Global Payments, Inc.	22,400	1,044,064
IHS, Inc. Class A †	9,280	190,426
Transaction Systems
Architects, Inc. †	18,500	532,615
		4,197,715

Telecommunications (1.1%)
Nextel Partners, Inc. Class A †	35,200	983,488

Textiles (2.7%)
Armor Holdings, Inc. †	20,300	865,796
K-Swiss, Inc. Class A	23,500	762,340
Phillips-Van Heusen Corp.	21,800	706,320
		2,334,456

Transportation (0.5%)
Hornbeck Offshore Services, Inc. †	12,300	402,210

Total common stocks (cost $74,919,914)		$87,202,537

SHORT-TERM INVESTMENTS (1.1%)* (cost $995,377)

	Shares	Value

Putnam Prime Money Market Fund (e)	995,377	$995,377

Total investments (cost $75,915,291)		$88,197,914

WRITTEN OPTIONS OUTSTANDING at 12/31/05

(premiums received $2,052)

	Contract	Expiration date/
	amount	strike price	Value

Commerce Bancorp, Inc. (Call)	1,840	Jan 06/$38.03	$109
Invitro (Call)	683	Jan 06/$72.84	243
Kinetic Concepts, Inc. (Put)	1,921	Jan 06/$34.18	173

Total			$525

See page 267 for Notes to the Portfolios.

Putnam VT Research Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.5%)*

	Shares	Value
Aerospace and Defense (1.0%)
Lockheed Martin Corp.	32,600	$2,074,338

Airlines (0.6%)
Southwest Airlines Co.	77,800	1,278,254

Banking (9.3%)
Bank of America Corp. #	119,800	5,528,770
Commerce Bancorp, Inc. (S)	101,100	3,478,851
U.S. Bancorp	103,200	3,084,648
Washington Mutual, Inc.	64,900	2,823,150
Wells Fargo & Co.	63,500	3,989,705
		18,905,124

Beverage (0.4%)
Coca-Cola Enterprises, Inc.	41,700	799,389

Biotechnology (2.5%)
Amgen, Inc. †	36,000	2,838,960
Biogen Idec, Inc. †	25,000	1,133,250
MedImmune, Inc. †	35,700	1,250,214
		5,222,424

Broadcasting (0.5%)
XM Satellite Radio Holdings, Inc.
Class A †	42,700	1,164,856

Chemicals (1.2%)
E.I. du Pont de Nemours & Co.	56,400	2,397,000

Commercial and Consumer Services (2.2%)
Cendant Corp.	139,900	2,413,275
eBay, Inc. †	46,400	2,006,800
Yahoo!, Inc. †	200	7,836
		4,427,911

Communications Equipment (2.5%)
Cisco Systems, Inc. †	163,100	2,792,272
Qualcomm, Inc.	56,400	2,429,712
		5,221,984

Computers (2.7%)
Dell, Inc. †	92,600	2,777,074
EMC Corp. †	201,400	2,743,068
		5,520,142

Conglomerates (3.0%)
Danaher Corp.	34,800	1,941,144
Tyco International, Ltd. (Bermuda)	143,300	4,135,638
		6,076,782

Consumer Finance (3.7%)
Capital One Financial Corp.	32,800	2,833,920
Countrywide Financial Corp.	95,800	3,275,402
MBNA Corp.	48,700	1,322,205
		7,431,527

COMMON STOCKS (99.5%)* continued

	Shares	Value
Consumer Goods (0.4%)
Procter & Gamble Co. (The)	14,000	$810,320

Containers (0.5%)
Owens-Illinois, Inc. †	51,200	1,077,248

Electric Utilities (3.2%)
Entergy Corp.	19,600	1,345,540
Exelon Corp.	50,000	2,657,000
PG&E Corp.	44,700	1,659,264
Wisconsin Energy Corp.	21,700	847,602
		6,509,406

Electronics (4.0%)
Analog Devices, Inc.	12,100	434,027
Freescale Semiconductor, Inc.
Class A †	51,600	1,299,804
Intel Corp.	135,700	3,387,072
Microchip Technology, Inc.	13,200	424,380
Motorola, Inc.	111,400	2,516,526
		8,061,809

Energy (1.1%)
Pride International, Inc. †	69,800	2,146,350

Financial (2.0%)
Fannie Mae	42,900	2,093,949
Freddie Mac	29,900	1,953,965
		4,047,914

Forest Products and Packaging (0.7%)
Smurfit-Stone Container Corp. †	101,400	1,436,838

Health Care Services (2.5%)
Cardinal Health, Inc.	33,600	2,310,000
Health Management Associates, Inc.
Class A	31,800	698,328
Triad Hospitals, Inc. †	17,700	694,371
WellPoint, Inc. †	16,000	1,276,640
		4,979,339

Homebuilding (1.0%)
NVR, Inc. †	2,800	1,965,600

Household Furniture and Appliances (1.0%)
Whirlpool Corp.	23,900	2,001,864

Insurance (5.3%)
ACE, Ltd. (Bermuda)	39,100	2,089,504
American International Group, Inc.	74,100	5,055,843
Everest Re Group, Ltd. (Barbados)	23,800	2,388,330
Genworth Financial, Inc. Class A	33,000	1,141,140
		10,674,817

Investment Banking/Brokerage (1.2%)
Bear Stearns Cos., Inc. (The)	20,100	2,322,153

Leisure (0.7%)
Brunswick Corp.	34,200	1,390,572

Putnam VT Research Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value
Lodging/Tourism (1.7%)
Las Vegas Sands Corp. †	41,700	$1,645,899
Royal Caribbean Cruises, Ltd.	39,800	1,793,388
		3,439,287

Machinery (1.9%)
Caterpillar, Inc.	40,700	2,351,239
Parker-Hannifin Corp.	21,600	1,424,736
		3,775,975

Media (1.1%)
Walt Disney Co. (The)	91,500	2,193,255

Medical Technology (2.0%)
Becton, Dickinson and Co.	23,700	1,423,896
Boston Scientific Corp. †	59,500	1,457,155
St. Jude Medical, Inc. †	22,200	1,114,440
		3,995,491

Metals (0.8%)
United States Steel Corp.	31,900	1,533,433

Oil & Gas (8.4%)
Amerada Hess Corp.	22,000	2,790,040
Apache Corp.	39,800	2,727,096
Chevron Corp.	93,300	5,296,641
Marathon Oil Corp.	47,800	2,914,366
Occidental Petroleum Corp.	40,500	3,235,140
		16,963,283

Pharmaceuticals (6.0%)
Barr Pharmaceuticals, Inc. †	8,200	510,778
Caremark Rx, Inc. †	16,100	833,819
Eli Lilly Co.	23,900	1,352,501
Johnson & Johnson	81,600	4,904,160
Mylan Laboratories, Inc.	35,200	702,592
Pfizer, Inc.	79,600	1,856,272
Wyeth	44,700	2,059,329
		12,219,451

Publishing (1.0%)
McGraw-Hill Companies, Inc. (The)	39,200	2,023,896

Restaurants (2.7%)
McDonald’s Corp.	59,300	1,999,596
Outback Steakhouse, Inc.	26,500	1,102,665
Yum! Brands, Inc.	48,800	2,287,744
		5,390,005

Retail (6.3%)
Abercrombie & Fitch Co. Class A	18,200	1,186,276
CVS Corp.	28,600	755,612
Kohl’s Corp. †	32,300	1,569,780
Lowe’s Cos., Inc.	36,200	2,413,092

COMMON STOCKS (99.5%)* continued

	Shares	Value
Retail continued
Michaels Stores, Inc.	58,600	2,072,682
Office Depot, Inc. †	28,200	885,480
Staples, Inc.	111,400	$2,529,894
Supervalu, Inc.	41,300	1,341,424
		12,754,240

Semiconductor (1.3%)
Applied Materials, Inc.	87,400	1,567,956
Lam Research Corp. †	29,800	1,063,264
		2,631,220

Software (2.2%)
McAfee, Inc. †	29,100	789,483
Oracle Corp. †	234,300	2,860,803
Red Hat, Inc. †	26,700	727,308
		4,377,594

Technology Services (2.6%)
Accenture, Ltd. Class A (Bermuda)	63,200	1,824,584
Automatic Data Processing, Inc.	50,100	2,299,089
Fiserv, Inc. †	25,400	1,099,058
		5,222,731

Telecommunications (4.0%)
American Tower Corp. Class A †	39,700	1,075,870
Comcast Corp. Class A † (S)	117,800	3,058,088
Sprint Nextel Corp.	166,162	3,881,544
		8,015,502

Tobacco (1.9%)
Altria Group, Inc.	52,500	3,922,800

Transportation Services (1.5%)
United Parcel Service, Inc. Class B	41,200	3,096,180

Waste Management (0.9%)
Waste Management, Inc.	62,300	1,890,805

Total common stocks (cost $189,245,295)		$201,389,109

SHORT-TERM INVESTMENTS (2.7%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	1,507,435	$1,507,435
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$3,900,978	3,893,350

Total short-term investments (cost $5,400,785)		$5,400,785

Total investments (cost $194,646,080)		$206,789,894

Putnam VT Research Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500
Index (Long)	4	$1,254,800	Mar-06	$(24,389)

See page 267 for Notes to the Portfolios.

Putnam VT Small Cap Value Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (98.9%)*

	Shares	Value
Advertising and Marketing Services (0.2%)
Valassis Communications, Inc. †	70,200	$2,040,714

Aerospace and Defense (2.3%)
AAR Corp. †	457,970	10,968,382
Heico Corp. (S)	88,600	2,292,968
Heico Corp. Class A	36,100	740,772
Herley Industries, Inc. †	131,500	2,171,065
Innovative Solutions &
Support, Inc. †	112,100	1,432,638
Teledyne Technologies, Inc. †	70,000	2,037,000
		19,642,825

Airlines (0.9%)
Airtran Holdings, Inc. †	162,200	2,600,066
SkyWest, Inc.	188,600	5,065,796
		7,665,862

Automotive (1.0%)
Aaron Rents, Inc.	68,900	1,452,412
American Axle & Manufacturing
Holdings, Inc. (S)	245,900	4,507,347
CLARCOR, Inc.	72,800	2,162,888
		8,122,647

Banking (9.1%)
AMCORE Financial, Inc.	153,400	4,664,894
BankAtlantic Bancorp, Inc. Class A	587,200	8,220,800
Brookline Bancorp, Inc.	453,200	6,421,844
Colonial Bancgroup, Inc.	195,700	4,661,574
East West Bancorp, Inc.	60,300	2,200,347
First Community Bancorp	53,100	2,887,047
First Niagara Financial Group, Inc.	175,600	2,540,932
Flagstar Bancorp, Inc.	319,400	4,599,360
Irwin Financial Corp. (S)	269,400	5,770,548
Netbank, Inc.	633,400	4,547,812
NewAlliance Bancshares, Inc.	153,500	2,231,890
PFF Bancorp, Inc.	160,400	4,895,408
Provident Bankshares Corp.	128,300	4,332,691
Republic Bancorp, Inc.	626,120	7,450,828
Sterling Bancshares, Inc.	273,100	4,216,664
Webster Financial Corp.	97,400	4,568,060
Westcorp	18,100	1,205,641
Wintrust Financial Corp.	39,400	2,163,060
		77,579,400

Basic Materials (0.9%)
Ameron International Corp.	114,630	5,224,835
Chaparral Steel Co. †	90,500	2,737,625
		7,962,460

Broadcasting (0.5%)
Sinclair Broadcast Group, Inc.
Class A	460,000	4,232,000

COMMON STOCKS (98.9%)* continued

	Shares	Value
Building Materials (1.7%)
Apogee Enterprises, Inc.	398,400	$6,462,048
Interface, Inc. Class A †	324,400	2,666,568
Lennox International, Inc.	192,100	5,417,220
		14,545,836

Capital Goods (0.3%)
Bandag, Inc. (S)	56,200	2,398,054

Chemicals (3.9%)
A. Schulman, Inc.	117,090	2,519,777
Airgas, Inc.	138,300	4,550,070
Chemtura Corp.	131,100	1,664,970
Delta & Pine Land Co.	221,000	5,085,210
H.B. Fuller Co.	66,400	2,129,448
Omnova Solutions, Inc. †	1,375,600	6,602,880
PolyOne Corp. †	1,162,100	7,472,303
RPM, Inc.	151,700	2,635,029
		32,659,687

Commercial and Consumer Services (4.1%)
4Kids Entertainment, Inc. †	109,400	1,716,486
Banta Corp.	161,300	8,032,740
Brink’s Co. (The)	108,000	5,174,280
Catalina Marketing Corp.	91,700	2,324,595
ePlus, Inc. †	94,700	1,309,890
Global Cash Access, Inc. †	94,100	1,372,919
MPS Group, Inc. †	233,400	3,190,578
Paxar Corp. †	62,300	1,222,949
RemedyTemp, Inc. Class A †	129,700	1,199,725
TeleTech Holdings, Inc. †	312,800	3,769,240
Walter Industries, Inc. (S)	105,900	5,265,348
		34,578,750

Communications Equipment (1.8%)
Arris Group, Inc. †	211,100	1,999,117
Belden CDT, Inc.	227,500	5,557,825
Inter-Tel, Inc. (S)	268,800	5,260,416
Radyne Comstream Corp. †	193,700	2,822,209
		15,639,567

Computers (1.1%)
Brocade Communications
Systems, Inc. †	443,800	1,806,266
Intergraph Corp. †	60,400	3,008,524
Netgear, Inc. †	111,600	2,148,300
Xyratex Ltd. (Bermuda) †	125,400	2,217,072
		9,180,162

Conglomerates (1.2%)
AMETEK, Inc.	120,700	5,134,578
Crane Co. (Australia) (S)	153,900	5,428,053
		10,562,631

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value
Consumer Finance (0.4%)
AmeriCredit Corp. † (S)	123,500	$3,165,305

Consumer Goods (2.3%)
American Greetings Corp. Class A	202,500	4,448,925
Blyth Industries, Inc.	204,100	4,275,895
Elizabeth Arden, Inc. †	151,900	3,047,114
Lancaster Colony Corp.	125,000	4,631,250
Prestige Brands Holdings, Inc. †	163,300	2,041,250
Spectrum Brands, Inc. †	53,100	1,078,461
		19,522,895

Consumer Services (0.4%)
Stewart Enterprises, Inc. Class A	580,200	3,138,882

Distributors (1.0%)
Hughes Supply, Inc.	223,500	8,012,475

Electric Utilities (1.2%)
Sierra Pacific Resources †	421,350	5,494,404
Westar Energy, Inc.	216,700	4,659,050
		10,153,454

Electrical Equipment (2.0%)
Lincoln Electric Holdings, Inc.	80,500	3,192,630
Rofin-Sinar Technologies, Inc. †	72,680	3,159,400
Smith (A.O.) Corp. (S)	58,500	2,053,350
Watsco, Inc.	69,000	4,126,890
WESCO International, Inc. †	101,000	4,315,730
		16,848,000

Electronics (4.9%)
Agilysys, Inc.	173,600	3,162,992
Avnet, Inc. †	241,100	5,771,934
Diodes, Inc. †	83,700	2,598,885
Dionex Corp. † (S)	22,200	1,089,576
Directed Electronics, Inc. † (S)	76,890	1,103,372
General Cable Corp. †	304,100	5,990,770
Methode Electronics, Inc. Class A	365,700	3,646,029
Monolithic System
Technology, Inc. †	437,100	2,404,050
Park Electrochemical Corp.	225,500	5,858,490
Standard Microsystems Corp. †	52,600	1,509,094
TTM Technologies, Inc. †	310,400	2,917,760
X-Rite, Inc.	548,100	5,481,000
		41,533,952

Energy (1.5%)
GulfMark Offshore, Inc. †	131,200	3,886,144
Hydril Co. †	19,100	1,195,660
Pride International, Inc. †	63,800	1,961,850
Tidewater, Inc.	128,800	5,726,448
		12,770,102

Engineering & Construction (0.5%)
EMCOR Group, Inc. †	62,300	4,207,119

COMMON STOCKS (98.9%)* continued

	Shares	Value
Financial (1.0%)
Advanta Corp. Class B	255,700	$8,294,908

Food (2.1%)
Chiquita Brands International, Inc.	125,400	2,509,254
Flowers Foods, Inc.	165,550	4,562,558
Ralcorp Holdings, Inc. †	95,200	3,799,432
Sanderson Farms, Inc.	170,800	5,214,524
TreeHouse Foods, Inc. †	71,900	1,345,968
		17,431,736

Forest Products and Packaging (0.3%)
Albany International Corp.	74,200	2,683,072

Health Care Services (2.2%)
AMERIGROUP Corp. †	69,900	1,360,254
Hooper Holmes, Inc.	1,400,700	3,571,785
Odyssey Healthcare, Inc. †	118,500	2,208,840
Pediatrix Medical Group, Inc. †	26,900	2,382,533
PSS World Medical, Inc. † (S)	204,900	3,040,716
Sierra Health Services, Inc. † (S)	35,600	2,846,576
Sunrise Assisted Living, Inc. † (S)	90,100	3,037,271
		18,447,975

Homebuilding (2.0%)
Champion Enterprises, Inc. † (S)	337,600	4,598,112
Fleetwood Enterprises, Inc. † (S)	396,700	4,899,245
Levitt Corp. Class A	258,100	5,869,194
Meritage Homes Corp. †	31,200	1,963,104
		17,329,655

Household Furniture and Appliances (0.3%)
Furniture Brands
International, Inc. (S)	101,100	2,257,563

Insurance (10.9%)
American Equity Investment Life
Holding Co. (S)	593,100	7,739,955
AmerUs Group Co. (S)	105,500	5,978,685
Bristol West Holdings, Inc.	141,400	2,690,842
Ceres Group, Inc. †	486,200	2,513,654
Commerce Group, Inc.	91,600	5,246,848
FBL Financial Group, Inc. Class A	99,200	3,254,752
Fremont General Corp.	271,000	6,295,330
Hub International, Ltd. (Canada)	100,800	2,600,640
Infinity Property & Casualty Corp.	166,700	6,202,907
Landamerica Financial Group, Inc. (S)	95,300	5,946,720
Navigators Group, Inc. †	67,700	2,952,397
Ohio Casualty Corp.	132,200	3,743,904
Philadelphia Consolidated
Holding Corp. †	62,900	6,081,801
Presidential Life Corp.	318,168	6,057,919
Selective Insurance Group	20,300	1,077,930
Stancorp Financial Group	157,700	7,877,115

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value
Insurance continued
State Auto Financial Corp.	136,000	$4,958,560
Stewart Information Services	117,500	5,718,725
Zenith National Insurance Corp.	104,750	4,831,070
		91,769,754

Investment Banking/Brokerage (0.7%)
MCG Capital Corp.	413,500	6,032,965

Leisure (0.5%)
Artic Cat, Inc.	225,600	4,525,536

Machinery (1.7%)
Gardner Denver, Inc. †	109,900	5,418,070
Milacron, Inc. †	407,530	513,488
MSC Industrial Direct Co., Inc.
Class A	61,200	2,461,464
Stewart & Stevenson Services, Inc.	260,600	5,506,478
		13,899,500

Manufacturing (1.7%)
Acuity Brands, Inc.	164,900	5,243,820
Blount International, Inc. †	148,900	2,371,977
Griffon Corp. † (S)	91,600	2,180,996
Kaman Corp.	136,500	2,687,685
Tennant Co.	36,400	1,892,800
		14,377,278

Media (0.5%)
Journal Communications, Inc.
Class A	322,700	4,501,665

Medical Technology (2.2%)
Conmed Corp. †	70,200	1,660,932
Datascope Corp.	170,800	5,644,940
Edwards Lifesciences Corp. †	67,100	2,792,031
Hanger Orthopedic Group, Inc. †	149,800	855,358
Serologicals Corp. † (S)	122,200	2,412,228
Vital Signs, Inc.	129,400	5,540,908
		18,906,397

Metal Fabricators (1.3%)
Mueller Industries, Inc.	199,800	5,478,516
USEC, Inc.	468,200	5,594,990
		11,073,506

Metals (1.9%)
Earle M. Jorgensen Co. †	204,100	1,883,843
Quanex Corp.	97,600	4,877,072
Reliance Steel & Aluminum Co.	46,100	2,817,632
Steel Dynamics, Inc. (S)	67,700	2,404,027
Texas Industries, Inc.	49,400	2,462,096
United States Steel Corp.	24,700	1,187,329
		15,631,999

Office Equipment & Supplies (0.3%)
School Specialty, Inc. †	60,100	2,190,044

COMMON STOCKS (98.9%)* continued

	Shares	Value
Oil & Gas (3.4%)
Cabot Oil & Gas Corp. Class A	104,000	$4,690,400
Energy Partners, Ltd. † (S)	147,200	3,207,488
Petroleum Development Corp. †	54,300	1,810,362
Range Resources Corp.	208,850	5,501,109
Remington Oil & Gas Corp. †	54,400	1,985,600
St. Mary Land & Exploration Co.	166,260	6,120,031
Universal Compression
Holdings, Inc. †	67,600	2,779,712
Warren Resources, Inc. †	139,300	2,203,726
		28,298,428

Pharmaceuticals (1.4%)
Alpharma, Inc. Class A	157,100	4,478,921
First Horizon
Pharmaceutical Corp. † (S)	59,700	1,029,825
Owens & Minor, Inc.	175,900	4,842,527
Par Pharmaceutical Cos., Inc. † (S)	51,600	1,617,144
		11,968,417

Photography/Imaging (1.0%)
Ikon Office Solutions, Inc.	516,600	5,377,806
Imation Corp.	71,100	3,275,577
		8,653,383

Publishing (0.4%)
Playboy Enterprises, Inc. Class B †	269,800	3,747,522

Railroads (0.1%)
Rail America, Inc. (Private) †	46,900	515,431

Real Estate (4.2%)
American Home Mortgage
Investment Corp. (R)	62,200	2,025,854
Anworth Mortgage Asset Corp. (R)	131,100	957,030
Arbor Realty Trust, Inc (R)	178,100	4,616,352
Capital Trust, Inc. Class A (R)	85,500	2,503,440
Cedar Shopping Centers, Inc. (R)	172,000	2,420,040
Entertainment Properties Trust (R)	160,200	6,528,150
Friedman, Billings, Ramsey
Group, Inc. Class A (R) (S)	124,000	1,227,600
Getty Realty Corp. (R)	207,200	5,447,288
Lexington Corporate Properties
Trust (R)	202,300	4,308,990
Mills Corp. (R) (S)	28,000	1,174,320
National Health Investors, Inc. (R)	152,230	3,951,891
		35,160,955

Restaurants (0.9%)
CBRL Group, Inc.	59,000	2,073,850
Landry’s Restaurants, Inc. (S)	194,800	5,203,108
		7,276,958

Retail (5.6%)
Coldwater Creek, Inc. †	64,000	1,953,920
Cost Plus, Inc. † (S)	63,100	1,082,165

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value
Retail continued
CSK Auto Corp. †	200,000	$3,016,000
Finlay Enterprises, Inc. †	98,100	958,437
Handleman Co.	355,400	4,414,068
Haverty Furniture Cos., Inc.	431,800	5,565,902
Movie Gallery, Inc. (S)	313,000	1,755,930
Nash Finch Co. (S)	143,800	3,664,024
Nautilus Group, Inc. (S)	207,000	3,862,620
New York & Company, Inc. † (S)	89,300	1,893,160
Nu Skin Enterprises, Inc. Class A	172,300	3,029,034
Ruddick Corp.	248,000	5,277,440
Sonic Automotive, Inc.	129,400	2,883,032
Sports Authority, Inc. (The) † (S)	90,600	2,820,378
Stage Stores, Inc.	85,500	2,546,190
Too, Inc. †	97,400	2,747,654
		47,469,954

Semiconductor (1.2%)
Brooks Automation, Inc. †	345,900	4,334,127
Cohu, Inc.	255,500	5,843,285
		10,177,412

Shipping (0.9%)
EGL, Inc. †	144,600	5,432,622
Tsakos Energy Navigation, Ltd.
(Norway)	62,700	2,299,209
		7,731,831

Software (0.8%)
Hyperion Solutions Corp. †	64,400	2,306,808
MRO Software, Inc. †	108,900	1,528,956
SSA Global Technologies, Inc. † (S)	86,500	1,573,435
Support.com, Inc. †	349,200	1,473,624
		6,882,823

Staffing (0.2%)
Kforce, Inc. †	111,000	1,238,760

Technology (0.2%)
LaBarge, Inc. †	103,600	1,488,732

Technology Services (1.9%)
Acxiom Corp.	110,300	2,536,900
DiamondCluster International, Inc.
Class A †	253,000	2,008,820
Digitas, Inc. †	269,500	3,374,140
IHS, Inc. Class A †	67,800	1,391,256
MTS Systems Corp.	141,800	4,911,950
Neoware Systems, Inc. † (S)	68,100	1,586,730
		15,809,796

COMMON STOCKS (98.9%)* continued

	Shares	Value
Telecommunications (1.2%)
Brightpoint, Inc. †	95,050	$2,635,737
Consolidated Communications
Holdings, Inc.	152,500	1,980,975
Earthlink, Inc. †	351,254	3,902,432
Equinix, Inc. †	34,300	1,398,068
Primus Telecommunications GP † (S)	323,000	242,250
		10,159,462

Textiles (0.7%)
Wolverine World Wide, Inc.	243,950	5,479,117

Tire & Rubber (0.7%)
Cooper Tire & Rubber (S)	404,000	6,189,280

Transportation Services (0.5%)
Landstar Systems, Inc.	94,300	3,936,082

Waste Management (0.8%)
Duratek, Inc. †	104,000	1,552,720
URS Corp. †	144,600	5,438,406
		6,991,126

Total common stocks (cost $626,625,410)		$834,691,801

SHORT-TERM INVESTMENTS (8.8%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging from
January 3, 2006 to February 10,
2006 (d)	$65,544,409	$65,416,239
Putnam Prime Money Market Fund (e)	8,993,140	8,993,140

Total short-term investments
(cost $74,409,379)		$74,409,379

Total investments (cost $701,034,789)		$909,101,180

See page 267 for Notes to the Portfolios.

Putnam VT Utilities Growth and Income Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (89.8%)*

	Shares	Value
Cable Television (0.9%)
Comcast Corp. Class A (Special) †	32,400	$832,356
Jupiter Telecommunications Co., Ltd. (Japan) †	195	155,491
PanAmSat Holding Corp. (S)	85,857	2,103,497
Rogers Communications Class B (Canada)	9,500	400,206
		3,491,550

Electric Utilities (48.9%)
Alliant Energy Corp. (S)	182,525	5,118,001
Ameren Corp. (S)	23,109	1,184,105
American Electric Power Co., Inc.	38,242	1,418,396
Consolidated Edison, Inc. (S)	62,965	2,917,168
Constellation Energy Group, Inc. (S)	132,549	7,634,822
Dominion Resources, Inc.	230,487	17,793,596
DPL, Inc.	130,552	3,395,658
DTE Energy Co. (S)	15,761	680,718
Edison International	293,323	12,791,816
El Paso Electric Co. †	53,800	1,131,952
Energy East Corp. (S)	114,019	2,599,633
Entergy Corp.	248,931	17,089,113
Exelon Corp.	409,471	21,759,289
FirstEnergy Corp.	186,373	9,130,413
FPL Group, Inc.	285,167	11,851,541
Great Plains Energy, Inc. (S)	78,769	2,202,381
Iberdrola SA (Spain)	92,246	2,512,075
National Grid PLC (United Kingdom)	79,424	775,043
Northeast Utilities	199,195	3,922,150
NSTAR	79,200	2,273,040
PG&E Corp. #	450,367	16,717,623
PPL Corp.	245,572	7,219,817
Progress Energy, Inc. (S)	87,600	3,847,392
Public Service Enterprise Group, Inc.	87,215	5,666,359
Sierra Pacific Resources †	411,382	5,364,421
Southern Co. (The)	134,658	4,649,741
TXU Corp.	162,964	8,179,163
Wisconsin Energy Corp.	148,782	5,811,425
		185,636,851

Natural Gas Utilities (5.7%)
Equitable Resources, Inc.	129,619	4,755,721
Kinder Morgan, Inc. (S)	27,641	2,541,590
MDU Resources Group, Inc.	160,646	5,259,550
Sempra Energy	142,671	6,397,368
Williams Cos., Inc. (The)	111,089	2,573,932
		21,528,161

Oil & Gas (1.0%)
Enbridge, Inc. (Canada) (S)	49,091	1,535,076
Questar Corp.	32,217	2,438,827
		3,973,903

COMMON STOCKS (89.8%)* continued

	Shares	Value
Power Producers (2.0%)
AES Corp. (The) †	479,054	$7,583,425

Publishing (0.1%)
Yellow Pages (Singapore), Ltd. (Singapore)	663,000	546,352

Regional Bells (3.9%)
BellSouth Corp. (S)	113,765	3,083,032
Telus Corp. (Canada)	112,571	4,498,406
Verizon Communications, Inc.	233,363	7,028,894
		14,610,332

Telecommunications (21.6%)
ALLTEL Corp.	13,736	866,742
American Tower Corp. Class A †	105,319	2,854,145
BCE, Inc. (Canada)	451	10,762
CenturyTel, Inc.	45,517	1,509,344
China Mobile (Hong Kong), Ltd.
(Hong Kong)	212,000	1,003,495
Chunghwa Telecom Co., Ltd. ADR
(Taiwan)	28,300	519,305
Digi.com Berhad (Malaysia) †	620,000	1,279,704
Fastweb (Italy) †	58,200	2,655,723
France Telecom SA (France)	181,673	4,497,425
France Telecom SA 144A (France)	28,449	704,272
Hellenic Telecommunication
Organization (OTE) SA (Greece) †	235,786	5,005,548
Hellenic Telecommunication
Organization (OTE) SA 144A
(Greece) †	62,600	1,328,948
Hutchinson Telecommunications
International, Ltd. (Hong Kong) †	682,200	985,469
Mobistar SA (Belgium)	43,729	3,455,457
Nextel Partners, Inc. Class A †	19,500	544,830
NTT DoCoMo, Inc. (Japan)	2,668	4,069,486
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	444	2,016,643
Partner Communications Co., Ltd. (Israel)	85,018	715,892
Singapore Telecommunications, Ltd.
(Singapore)	882,000	1,384,674
Sprint Nextel Corp.	477,749	11,160,217
StarHub, Ltd. (Singapore)	1,448,000	1,785,504
StarHub, Ltd. 144A (Singapore)	488,000	601,744
Telecom Corp. of New Zealand, Ltd.
(New Zealand)	539,067	2,205,651
Telefonica SA (Spain)	541,839	8,122,261
Telenor ASA (Norway)	403,944	3,953,682
Vodafone Group PLC (United Kingdom)	8,690,207	18,720,509
		81,957,432

Telephone (4.2%)
AT&T, Inc.	265,391	6,499,426
Belgacom SA (Belgium)	32,820	1,066,403

Putnam VT Utilities Growth and Income Fund

COMMON STOCKS (89.8%)* continued

	Shares	Value
Telephone continued
China Netcom Group Corp.
(Hong Kong), Ltd. (Hong Kong)	1,210,500	$1,959,395
Koninklijke (Royal) KPN NV
(Netherlands)	531,681	5,311,237
Koninklijke (Royal) KPN NV 144A
(Netherlands)	55,000	549,423
PT Telekomunikasi (Indonesia)	607,500	364,624
		15,750,508

Water Utilities (1.5%)
Aqua America, Inc. (S)	72,194	1,970,896
Southwest Water Co. (S)	70,799	1,013,134
Veolia Environnement (France)	60,407	2,724,371
		5,708,401

Total common stocks (cost $236,592,985)		$340,786,915

CORPORATE BONDS AND NOTES (5.7%)*

	Principal amount	Value
Electric Utilities (2.2%)
AEP Texas Central Co.
sr. notes Ser. D, 5 1/2s, 2013	$565,000	$571,721
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	145,000	146,732
Appalachian Power Co.
sr. notes Ser. K, 5s, 2017	75,000	71,936
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	25,000	25,734
Cleveland Electric Illuminating Co.
(The) sec. notes Ser. D, 7.43s, 2009	60,000	64,563
Connecticut Light & Power Co. 1st
mtge. Ser. D, 7 7/8s, 2024	270,000	346,390
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	430,000	426,875
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	35,000	34,840
DPL, Inc. sr. notes 6 7/8s, 2011	144,000	151,740
Duquesne Light Co. 1st mtge.
Ser. O, 6.7s, 2012	180,000	194,855
Entergy Arkansas, Inc. 1st mtge.
5.4s, 2018	340,000	325,258
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	680,000	720,798
Florida Power Corp. 1st mtge. 5.9s, 2033	325,000	334,078
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	110,000	115,713
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	30,000	31,425
Kansas Gas & Electric bonds 5.647s, 2021	300,000	296,919
MidAmerican Energy Holdings Co.
sr. notes 5 7/8s, 2012	315,000	325,194
Monongahela Power Co. 1st mtge. 5s, 2006	230,000	229,883
Nevada Power Co. 2nd mtge. 9s, 2013	31,000	34,139

CORPORATE BONDS AND NOTES (5.7%)* continued

	Principal amount	Value
Electric Utilities continued
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	$250,000	$248,081
Niagara Mohawk Power Corp.
sr. notes Ser. G, 7 3/4s, 2008	480,000	512,494
NiSource Finance Corp. company
guaranty 5 1/4s, 2017	40,000	38,907
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	310,000	363,089
Oncor Electric Delivery Co. sec.
notes 6 3/8s, 2012	230,000	242,534
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	45,000	46,000
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	173,484	176,353
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007	10,000	10,428
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	175,000	185,448
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	35,000	34,416
Public Service Electric & Gas Co.
1st mtge. 6 3/8s, 2008	320,000	329,033
Public Service Electric & Gas Co.
sec. notes 5s, 2014	285,000	280,176
Southern California Edison Co. 1st
mtge. 5s, 2014	150,000	149,058
Southern Power Co.
sr. notes Ser. D, 4 7/8s, 2015	225,000	215,544
Tampa Electric Co. notes 6 7/8s, 2012	175,000	191,411
TransAlta Corp. notes 6 3/4s, 2012
(Canada)	605,000	647,841
Wisconsin Electric Power
notes 4 1/2s, 2013	120,000	116,006
		8,235,612

Natural Gas Utilities (0.4%)
Atmos Energy Corp. notes 4.95s, 2014	50,000	48,182
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	80,000	88,454
Consolidated Natural Gas Co.
sr. notes 5s, 2014	1,075,000	1,042,939
National Fuel Gas Co. notes 5 1/4s, 2013	170,000	169,120
Texas Eastern Transmission LP
sr. notes 7s, 2032	170,000	198,221
		1,546,916

Oil & Gas (0.1%)
Amerada Hess Corp. bonds 7 7/8s, 2029	160,000	193,741
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	40,000	40,237
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	60,000	72,917
		306,895

Putnam VT Utilities Growth and Income Fund

CORPORATE BONDS AND NOTES (5.7%)* continued

	Principal amount	Value
Power Producers (0.2%)
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	$625,000	$725,000

Regional Bells (0.8%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	465,000	479,671
Telus Corp. notes 8s, 2011 (Canada)	430,000	482,056
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	1,860,000	1,907,962
Verizon New Jersey, Inc. debs. 8s, 2022	20,000	22,787
		2,892,476

Telecommunications (1.8%)
AT&T Wireless Services, Inc.
notes 8 1/8s, 2012	355,000	410,177
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	150,000	198,723
British Telecommunications PLC
notes 8 3/8s, 2010 (United Kingdom)	430,000	490,232
Deutsche Telekom International
Finance BV company guaranty 8 1/4s,
2030 (Germany)	1,255,000	1,596,196
Deutsche Telekom International
Finance BV notes 5 1/4s, 2013 (Germany)	100,000	99,469
France Telecom notes 8 1/2s, 2031 (France)	335,000	446,977
France Telecom notes 7 3/4s, 2011 (France)	470,000	524,961
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	1,280,000	1,411,494
Sprint Capital Corp. company
guaranty 6.9s, 2019	40,000	44,056
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	395,000	431,613
Telecom Italia Capital SA company
guaranty 6 3/8s, 2033 (Luxembourg)	600,000	606,922
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	90,000	88,315
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	145,000	138,356
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	580,000	565,500
		7,052,991

Telephone (0.2%)
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	300,000	372,916
Telefonica Europe BV company
guaranty 7 3/4s, 2010 (Netherlands)	615,000	673,435
		1,046,351

Total corporate bonds and notes (cost $21,367,027)		$21,806,241

WARRANTS (0.2%)* † (cost $673,730)

	Expiration	Strike
	date	price	Warrants	Value

KT Corp. 144A
Structured Exercise
Call Warrants (issued
by UBS AG)
(South Korea)	1/13/06	$0.0001	17,076	$690,648

SHORT-TERM INVESTMENTS (9.6%)*

		Principal amount/
		shares		Value

Putnam Prime Money Market Fund (e)		15,927,063		$15,927,063
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)		$20,463,192		20,423,177

Total short-term investments (cost $36,350,240)				$36,350,240

Total investments (cost $294,983,982)				$399,634,044

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2005:
(as a percentage of Portfolio Value)
Belgium				1.2%
Canada				2.0
France				2.4
Germany				0.5
Greece				1.7
Hong Kong				1.0
Italy				0.7
Japan				1.6
Netherlands				1.8
New Zealand				0.6
Norway				1.0
Singapore				1.1
Spain				2.8
United Kingdom				5.3
United States				75.0
Other				1.3

Total				100.0%

Putnam VT Utilities Growth and Income Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05

(aggregate face value $4,698,430)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$130,462	$135,324	1/18/06	$(4,862)
British Pound	1,426,970	1,450,345	3/15/06	(23,375)
Danish Krone	967,047	963,655	3/15/06	3,392
Swedish Krona	1,172,383	1,172,991	3/15/06	(608)
Swiss Franc	968,055	976,115	3/15/06	(8,060)

Total				$(33,513)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05

(aggregate face value $24,628,391)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Canadian Dollar	$4,588,110	$4,555,010	1/18/06	$(33,100)
Euro	11,287,680	11,283,428	3/15/06	(4,252)
Hong Kong Dollar	767,678	767,470	2/15/06	(208)
Japanese Yen	31,339	31,771	2/15/06	432
New Zealand Dollar 1,435,781		1,456,614	1/18/06	20,833
Norwegian Krone	3,160,248	3,161,656	3/15/06	1,408
Singapore Dollar	3,435,248	3,372,442	2/15/06	(62,806)

Total				$(77,693)

FUTURES CONTRACTS OUTSTANDING at 12/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	39	$9,277,613	Jun-06	$(1,719)
Euro 90 day (Short)	39	9,286,875	Mar-07	309
U.S. Treasury Bond
20 yr (Long)	93	10,619,438	Mar-06	90,795
U.S. Treasury Note
10 yr (Short)	116	12,691,125	Mar-06	(39,317)
U.S. Treasury Note
5 yr (Long)	134	14,250,063	Mar-06	(16,105)
U.S. Treasury Note
2 yr (Short)	5	1,025,938	Mar-06	1,314

Total				$35,277

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/05

	Notional	Unrealized
	amount	appreciation

Agreement with Deutsche Bank AG on
July 22, 2005, maturing on September 20, 2010,
to receive quarterly 41 basis points times the
notional amount. Upon a credit default event of
France Telecomm, 7.25%, 1/28/2013, the fund
makes a payment of the proportional notional
amount times the difference between the par
value and the then-market value of
France Telecomm, 7.25%, 1/28/2013.	$495,000	$1,187

See page 267 for Notes to the Portfolios.

Putnam VT Vista Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.2%)*

	Shares	Value
Aerospace and Defense (2.3%)
L-3 Communications Holdings, Inc.	89,100	$6,624,585
Precision Castparts Corp.	91,500	4,740,615
		11,365,200

Automotive (0.2%)
Oshkosh Truck Corp. (S)	16,700	744,653

Banking (0.6%)
Washington Mutual, Inc. (S)	70,493	3,066,446

Biotechnology (2.2%)
Celgene Corp. † (S)	35,300	2,287,440
Genzyme Corp. †	121,600	8,606,848
		10,894,288

Broadcasting (0.8%)
XM Satellite Radio Holdings, Inc. Class A † (S)	142,600	3,890,128

Building Materials (3.3%)
Building Material Holding Corp. (S)	45,000	3,069,450
USG Corp. † (S)	93,700	6,090,500
Vulcan Materials Co.	105,940	7,177,435
		16,337,385

Commercial and Consumer Services (4.2%)
Corporate Executive Board Co. (The)	69,100	6,198,270
IAC/InterActiveCorp. † (S)	170,600	4,829,686
Monster Worldwide, Inc. †	151,800	6,196,476
Robert Half International, Inc.	66,300	2,512,107
West Corp. †	24,100	1,015,815
		20,752,354

Communications Equipment (2.0%)
Harris Corp.	60,800	2,615,008
Scientific-Atlanta, Inc.	171,600	7,390,812
		10,005,820

Computers (3.3%)
Apple Computer, Inc. †	73,100	5,255,159
Emulex Corp. †	177,700	3,516,683
Logitech International SA ADR (Switzerland) †	50,990	2,384,802
Network Appliance, Inc. † (S)	193,500	5,224,500
		16,381,144

Conglomerates (0.9%)
AMETEK, Inc.	36,300	1,544,202
ITT Industries, Inc.	27,000	2,776,140
		4,320,342

Consumer Cyclicals (3.0%)
Black & Decker Manufacturing Co.	107,500	9,348,200
Harman International Industries, Inc.	54,600	5,342,610
		14,690,810

Consumer Finance (1.1%)
Capital One Financial Corp.	8,200	708,480
Nelnet, Inc. Class A †	113,300	4,609,044
		5,317,524

COMMON STOCKS (99.2%)* continued

	Shares	Value
Consumer Goods (0.3%)
Yankee Candle Co., Inc. (The)	60,600	$1,551,360

Consumer Services (1.8%)
Alliance Data Systems Corp. † (S)	114,800	4,086,880
Getty Images, Inc. † (S)	7,500	669,525
Labor Ready, Inc. † (S)	200,000	4,164,000
		8,920,405

Electronics (6.0%)
Altera Corp. †	151,100	2,799,883
Amphenol Corp. Class A	76,500	3,385,890
Broadcom Corp. Class A †	197,100	9,293,265
National Semiconductor Corp.	377,000	9,794,460
SanDisk Corp. † (S)	30,600	1,922,292
Silicon Laboratories, Inc. †	59,900	2,195,934
		29,391,724

Energy (1.7%)
BJ Services Co.	227,500	8,342,425

Entertainment (1.2%)
Dreamworks Animation SKG, Inc. Class A † (S)	162,900	4,000,824
Pixar, Inc. † (S)	35,400	1,866,288
		5,867,112

Financial (2.2%)
First American Corp.	62,300	2,822,190
Moody’s Corp. (S)	127,300	7,818,766
		10,640,956

Food (0.2%)
Pilgrim’s Pride Corp. (S)	30,700	1,018,012

Forest Products and Packaging (0.5%)
Louisiana-Pacific Corp.	96,400	2,648,108

Gaming & Lottery (1.2%)
GTECH Holdings Corp.	182,500	5,792,550

Health Care Services (5.6%)
Coventry Health Care, Inc. †	25,080	1,428,557
Express Scripts, Inc. † (S)	69,100	5,790,580
Kindred Healthcare, Inc. †	63,600	1,638,336
Laboratory Corp. of America Holdings †	113,300	6,101,205
McKesson Corp.	145,100	7,485,709
Sierra Health Services, Inc. † (S)	65,800	5,261,368
		27,705,755

Homebuilding (1.7%)
NVR, Inc. †	9,100	6,388,200
Toll Brothers, Inc. † (S)	62,700	2,171,928
		8,560,128

Insurance (1.6%)
Everest Re Group, Ltd. (Barbados)	20,900	2,097,315
W.R. Berkley Corp.	120,950	5,759,639
		7,856,954

Putnam VT Vista Fund

COMMON STOCKS (99.2%)* continued

	Shares	Value
Investment Banking/Brokerage (1.6%)
Bear Stearns Cos., Inc. (The)	66,600	$7,694,298

Machinery (2.2%)
Cummins, Inc.	16,900	1,516,437
JLG Industries, Inc.	183,100	8,360,346
Terex Corp. †	12,400	736,560
		10,613,343

Manufacturing (1.5%)
Graco, Inc. (S)	77,840	2,839,603
IDEX Corp.	105,200	4,324,772
		7,164,375

Medical Technology (6.7%)
C.R. Bard, Inc.	103,100	6,796,352
Dade Behring Holdings, Inc.	97,000	3,966,330
Edwards Lifesciences Corp. †	135,100	5,621,511
Respironics, Inc. †	130,943	4,854,057
St. Jude Medical, Inc. †	67,000	3,363,400
Varian Medical Systems, Inc. † (S)	170,600	8,588,004
		33,189,654

Metals (2.1%)
Phelps Dodge Corp. (S)	54,300	7,812,141
Reliance Steel & Aluminum Co.	40,400	2,469,248
		10,281,389

Oil & Gas (8.0%)
Burlington Resources, Inc.	125,300	10,800,860
Frontier Oil Corp.	151,800	5,697,054
Newfield Exploration Co. † (S)	187,900	9,408,153
Sunoco, Inc.	126,400	9,907,232
Tesoro Petroleum Corp.	59,400	3,656,070
		39,469,369

Pharmaceuticals (3.9%)
Allergan, Inc.	70,700	7,632,772
Barr Pharmaceuticals, Inc. †	98,100	6,110,649
Endo Pharmaceuticals Holdings, Inc. † (S)	40,160	1,215,242
Kos Pharmaceuticals, Inc. †	84,400	4,366,012
		19,324,675

Publishing (0.7%)
Marvel Entertainment, Inc. † (S)	209,300	3,428,334

Restaurants (0.4%)
Darden Restaurants, Inc.	51,000	1,982,880

Retail (8.3%)
American Eagle Outfitters, Inc.	268,600	6,172,428
Barnes & Noble, Inc.	49,500	2,112,165
Claire’s Stores, Inc.	389,600	11,384,112
Guess ?, Inc. †	58,200	2,071,920
Michaels Stores, Inc.	213,800	7,562,106

COMMON STOCKS (99.2%)* continued

	Shares	Value
Retail continued
Staples, Inc.	344,300	$7,819,053
Timberland Co. (The) Class A †	109,000	3,547,950
		40,669,734

Schools (0.8%)
Career Education Corp. †	19,600	660,912
Strayer Education, Inc. (S)	32,380	3,034,006
		3,694,918

Semiconductor (1.2%)
Lam Research Corp. †	170,800	6,094,144

Shipping (2.2%)
CNF Transportation, Inc.	126,000	7,042,140
Overseas Shipholding Group	78,600	3,960,654
		11,002,794

Software (6.2%)
Adobe Systems, Inc.	104,100	3,847,536
BMC Software, Inc. † #	188,400	3,860,316
Citrix Systems, Inc. † (S)	230,600	6,636,668
Hyperion Solutions Corp. † (S)	61,350	2,197,557
McAfee, Inc. † (S)	266,800	7,238,284
Mercury Interactive Corp. † (S)	46,200	1,283,898
Websense, Inc. † (S)	86,700	5,690,988
		30,755,247

Technology (0.2%)
CACI International, Inc. Class A †	16,300	935,294

Technology Services (4.0%)
Acxiom Corp.	40,800	938,400
Equifax, Inc.	183,200	6,965,264
Fair Isaac Corp.	193,100	8,529,227
Unova, Inc. †	96,200	3,251,560
		19,684,451

Textiles (0.5%)
VF Corp.	43,700	2,418,358

Tire & Rubber (0.3%)
Goodyear Tire & Rubber Co. (The) † (S)	73,700	1,280,906

Tobacco (0.5%)
UST, Inc. (S)	63,900	2,609,037

Total common stocks (cost $387,426,140)		$488,354,783

Putnam VT Vista Fund

SHORT-TERM INVESTMENTS (9.7%)*

			Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)			$42,676,439	$42,592,987
Putnam Prime Money Market Fund (e)			5,160,694	5,160,694

Total short-term investments (cost $47,753,681)				$47,753,681

Total investments (cost $435,179,821)				$536,108,464

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100
Index Mini (Long)	15	$497,700	Mar-06	$(17,640)
Russell 2000 Index
Mini (Long)	17	1,153,110	Mar-06	(18,478)
S&P MidCap
400 Index
Mini (Long)	11	817,520	Mar-06	(3,762)
S&P 500
Index (Long)	3	941,100	Mar-06	(8,328)

Total				$(48,208)

See page 267 for Notes to the Portfolios.

Putnam VT Voyager Fund

The fund’s portfolio 12/31/05

COMMON STOCKS (99.8%)*

	Shares	Value
Aerospace and Defense (1.1%)
L-3 Communications Holdings, Inc.	344,100	$25,583,835

Airlines (1.1%)
JetBlue Airways Corp. † (S)	753,750	11,592,675
Southwest Airlines Co.	843,600	13,860,348
		25,453,023

Banking (2.9%)
Commerce Bancorp, Inc. (S)	1,277,065	43,943,807
Wells Fargo & Co.	373,300	23,454,439
		67,398,246

Biotechnology (4.9%)
Amgen, Inc. †	708,400	55,864,424
Biogen Idec, Inc. †	328,600	14,895,438
Genentech, Inc. †	297,000	27,472,500
MedImmune, Inc. †	397,300	13,913,446
		112,145,808

Broadcasting (0.6%)
XM Satellite Radio Holdings, Inc.
Class A † (S)	487,600	13,301,728

Building Materials (0.5%)
Vulcan Materials Co.	153,700	10,413,175

Commercial and Consumer Services (6.6%)
eBay, Inc. †	1,107,900	47,916,675
Google, Inc. Class A †	97,400	40,407,364
Paychex, Inc.	401,100	15,289,932
Yahoo!, Inc. †	1,226,000	48,034,680
		151,648,651

Communications Equipment (5.2%)
Cisco Systems, Inc. †	3,509,100	60,075,792
Corning, Inc. †	926,100	18,207,126
Qualcomm, Inc.	924,500	39,827,460
		118,110,378

Computers (6.9%)
Apple Computer, Inc. † #	716,900	51,537,941
Dell, Inc. †	2,110,900	63,305,891
EMC Corp. †	3,099,900	42,220,638
		157,064,470

Conglomerates (1.0%)
Danaher Corp.	390,600	21,787,668

Consumer Finance (3.7%)
Capital One Financial Corp.	512,600	44,288,640
Countrywide Financial Corp.	1,176,900	40,238,211
		84,526,851

Consumer Services (0.4%)
Getty Images, Inc. †	114,100	10,185,707

COMMON STOCKS (99.8%)* continued

	Shares	Value
Electronics (5.6%)
Freescale Semiconductor, Inc.
Class B †	444,200	$11,180,514
Intel Corp.	2,660,700	66,411,072
Microchip Technology, Inc.	435,290	13,994,574
Texas Instruments, Inc.	1,107,400	35,514,318
		127,100,478

Financial (2.3%)
American Express Co.	757,300	38,970,658
Chicago Mercantile Exchange
Holdings, Inc. (The)	38,400	14,111,616
		53,082,274

Food (1.4%)
Hershey Foods Corp. (S)	278,700	15,398,175
Wrigley (Wm.) Jr. Co.	256,000	17,021,440
		32,419,615

Health Care Services (8.3%)
AmerisourceBergen Corp.	331,200	13,711,680
Cardinal Health, Inc.	451,500	31,040,625
Express Scripts, Inc. † (S)	181,700	15,226,460
HCA, Inc.	459,800	23,219,900
Medco Health Solutions, Inc. †	353,600	19,730,880
UnitedHealth Group, Inc.	913,100	56,740,034
WellPoint, Inc. †	365,000	29,123,350
		188,792,929

Homebuilding (1.8%)
Lennar Corp.	240,600	14,681,412
NVR, Inc. † (S)	37,100	26,044,200
		40,725,612

Insurance (3.3%)
American International Group, Inc.	855,900	58,398,057
Everest Re Group, Ltd. (Barbados)	162,600	16,316,910
		74,714,967

Investment Banking/Brokerage (1.8%)
Bear Stearns Cos., Inc. (The)	249,700	28,847,841
T. Rowe Price Group, Inc. (S)	168,100	12,108,243
		40,956,084

Leisure (0.6%)
Harley-Davidson, Inc. (S)	289,500	14,906,355

Lodging/Tourism (1.9%)
Las Vegas Sands Corp. † (S)	535,100	21,120,397
Royal Caribbean Cruises, Ltd.	513,700	23,147,322
		44,267,719

Machinery (2.3%)
Caterpillar, Inc.	684,200	39,526,234
Parker-Hannifin Corp.	203,900	13,449,244
		52,975,478

Putnam VT Voyager Fund

COMMON STOCKS (99.8%)* continued

	Shares	Value
Medical Technology (4.4%)
Becton, Dickinson and Co.	338,200	$20,319,056
Guidant Corp.	120,200	7,782,950
Medtronic, Inc.	689,400	39,688,758
Nobel Biocare Holding AG
(Switzerland)	63,134	13,847,697
St. Jude Medical, Inc. † (S)	371,800	18,664,360
		100,302,821

Oil & Gas (3.3%)
Amerada Hess Corp.	92,900	11,781,578
Apache Corp.	269,500	18,466,140
Canadian Natural Resources, Ltd.
(Canada)	225,400	11,184,348
Marathon Oil Corp.	355,300	21,662,641
Valero Energy Corp.	228,200	11,775,120
		74,869,827

Pharmaceuticals (4.7%)
Barr Pharmaceuticals, Inc. †	223,800	13,940,502
Johnson & Johnson	1,394,400	83,803,440
Teva Pharmaceutical Industries,
Ltd. ADR (Israel) (S)	207,600	8,928,876
		106,672,818

Power Producers (0.5%)
AES Corp. (The) †	734,100	11,620,803

Publishing (1.1%)
McGraw-Hill Companies, Inc.
(The) (S)	508,000	26,228,040

Restaurants (2.4%)
Starbucks Corp. †	861,400	25,850,614
Yum! Brands, Inc.	624,100	29,257,808
		55,108,422

Retail (10.6%)
Abercrombie & Fitch Co. Class A	355,300	23,158,454
Best Buy Co., Inc.	537,000	23,348,760
Coach, Inc. †	437,200	14,576,248
Home Depot, Inc. (The)	1,344,000	54,405,120
Lowe’s Cos., Inc.	701,600	46,768,656
Michaels Stores, Inc.	535,900	18,954,783
Staples, Inc.	1,939,500	44,046,045
Whole Foods Market, Inc.	228,400	17,675,876
		242,933,942

Schools (0.6%)
Apollo Group, Inc. Class A †	244,400	14,776,424

Semiconductor (1.6%)
Applied Materials, Inc.	1,399,200	25,101,648
Lam Research Corp. †	355,300	12,677,104
		37,778,752

COMMON STOCKS (99.8%)* continued

			Shares	Value
Software (3.7%)
Adobe Systems, Inc.			479,000	$17,703,840
Autodesk, Inc.			370,300	15,904,385
Citrix Systems, Inc. †			354,500	10,202,510
McAfee, Inc. † (S)			536,800	14,563,384
Oracle Corp. †			2,114,600	25,819,266
				84,193,385

Technology Services (1.9%)
Accenture, Ltd. Class A (Bermuda)			421,000	12,154,270
Fair Isaac Corp.			191,600	8,462,972
Fiserv, Inc. †			339,000	14,668,530
VeriSign, Inc. †			369,100	8,090,672
				43,376,444

Telecommunications (0.8%)
Sprint Nextel Corp.			751,600	17,557,376

Total common stocks (cost $1,860,440,579)				$2,282,980,105

SHORT-TERM INVESTMENTS (3.3%)*

			Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.0%
to 4.5% and due dates ranging
from January 3, 2006 to
February 10, 2006 (d)			$67,466,687	$67,334,758
Putnam Prime Money Market Fund (e)			7,921,146	7,921,146

Total short-term investments (cost $75,255,904)				$75,255,904

Total investments (cost $1,935,696,483)				$2,358,236,009

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100
Index Mini (Long)	42	$1,393,560	Mar-06	$(24,351)
S&P 500
Index (Long)	19	5,960,300	Mar-06	(44,247)

Total				$(68,598)

See page 267 for Notes to the Portfolios.

PUTNAM VARIABLE TRUST

Notes to the Portfolios December 31, 2005

* Percentages indicated are based on the fund's net assets.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at December 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at December 31, 2005. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

**** Security is in default of principal and interest.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at December 31, 2005.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Total market value of restricted securities held at December 31, 2005:

	Total market value of	Percentage of
Fund	restricted securities	net assets

Putnam VT Discovery Growth Fund	$24,278	0.1%
Putnam VT Diversified Income Fund	415,772	0.1
Putnam VT Global Asset Allocation Fund	33	less than 0.1
Putnam VT High Yield Fund	1,884,932	0.3
Putnam VT Money Market Fund	3,800,000	1.1

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT Mid Cap Value Fund, Putnam VT Research Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund at December 31, 2005.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at December 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(U) A portion of the position represents unfunded loan commitments (Note 7).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST Notes to the Portfolios (Continued)

December 31, 2005

At December 31, 2005, the following funds had liquid assets designated as collateral for open forward commitments, swap contracts, forward contracts, written options, warrants and/or futures contracts.

Fund	Amount of liquid assets

Putnam VT American Government Income Fund	$63,167,848
Putnam VT Discovery Growth Fund	55,106
Putnam VT Diversified Income Fund	126,690,265
Putnam VT The George Putnam Fund of Boston	68,263,071
Putnam VT Global Asset Allocation Fund	96,142,174
Putnam VT Global Equity Fund	5,424,356
Putnam VT Growth and Income Fund	21,190,519
Putnam VT Health Sciences Fund	4,581,581
Putnam VT High Yield Fund	12,022,047
Putnam VT Income Fund	189,735,811
Putnam VT International Equity Fund	42,834,602
Putnam VT Mid Cap Value Fund	610,980
Putnam VT OTC & Emerging Growth Fund	185,386
Putnam VT Research Fund	1,254,800
Putnam VT Utilities Growth and Income Fund	12,328,822
Putnam VT Vista Fund	3,409,430
Putnam VT Voyager Fund	7,353,860

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

FLIRB represents Front Loaded Interest Reduction Bond. AMBAC represents AMBAC Indemnity Corporation. G.O. Bonds represent General Obligation Bonds.
The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at December 31, 2005.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$ 190,496,108	$ 54,942,200	$ 33,812,773	$ 40,394,332	$ 492,289,083
Affiliated issuers (Note 5)	--	137,054	141,694	--	60,962,936
Repurchase agreements, at value (Note 1)	19,100,000	--	--	--	--
Cash	1,193,754	--	--	83,486	4,302,241
Foreign currency, at value (Note 1)	--	--	--	--	2,048,630
Dividends, interest, and other receivables	1,084,616	57,448	38,904	34,728	6,063,428
Receivable for shares of the fund sold	28,950	--	6,729	--	306,985
Receivable for securities sold	2,174,599	97,175	--	99,710	1,526,355
Receivable for sales of delayed delivery securities (Note 1)	16,054,449	--	--	--	17,145,913
Receivable for open forward currency contracts (Note 1)	--	--	--	--	329,711
Receivable for closed forward currency contracts (Note 1)	--	--	--	--	258,325
Unrealized appreciation on swap contracts (Note 1)	885,652	--	--	--	2,536,533
Receivable for closed swap contracts (Note 1)	--	--	--	--	226,388
Receivable for variation margin (Note 1)	--	--	--	--	210,836
Total assets	231,018,128	55,233,877	34,000,100	40,612,256	588,207,364
Liabilities
Payable for securities purchased	--	38,626	38,757	36,271	3,459,058
Payable for purchases of delayed delivery securities (Note 1)	29,814,065	--	--	--	51,857,431
Payable for variation margin (Note 1)	102,097	--	--	--	--
Payable for shares of the fund repurchased	129,161	84,521	44,294	11,719	387,105
Payable for compensation of Manager (Notes 2 and 5)	215,985	56,282	23,663	21,825	856,236
Payable for investor servicing and custodian fees (Note 2)	24,296	10,755	9,675	13,569	32,935
Payable for Trustee compensation and expenses (Note 2)	31,194	17,619	7,805	24,046	70,912
Payable for administrative services (Note 2)	1,204	1,098	1,083	1,089	1,465
Payable for distribution fees (Note 2)	15,919	4,966	3,255	5,870	33,679
Payable for open forward currency contracts (Note 1)	--	--	--	--	329,252
Payable for closed forward currency contracts (Note 1)	--	--	--	--	684,646
TBA sale commitments, at value (Note 1)	16,041,648	--	--	--	17,135,015
Written options outstanding, at value (Note 1)	528,117	--	--	156	--
Unrealized depreciation on swap contracts (Note 1)	1,723,035	--	--	--	2,856,610
Payable for closed swap contracts (Note 1)	154,203	4,167	--	--	--
Premiums received on swap contracts (Note 1)	--	--	--	--	253,017
Collateral on securities loaned, at value (Note 1)	--	3,603,363	--	--	1,387,620
Other accrued expenses	54,390	30,749	34,645	55,426	137,259
Total liabilities	48,835,314	3,852,146	163,177	169,971	79,482,240
Net assets	$182,182,814	$51,381,731	$33,836,923	$40,442,285	$508,725,124
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$178,872,203	$ 41,976,572	$28,014,215	$39,026,835	$607,193,870
Undistributed net investment income (loss) (Note 1)	7,222,286	137,026	80,543	--	29,375,351
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(4,301,908)	4,501,903	2,540,092	(4,173,553)	(131,362,235)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	390,233	4,766,230	3,202,073	5,589,003	3,518,138
Total -- Representing net assets applicable to capital
shares outstanding	$182,182,814	$51,381,731	$33,836,923	$40,442,285	$508,725,124

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Computation of net asset value Class IA
Net Assets	$107,324,533	$28,309,762	$18,787,925	$13,287,144	$348,430,016
Number of shares outstanding	9,331,877	3,019,647	1,183,494	2,460,496	39,309,446
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.50	$9.38	$15.87	$ 5.40	$ 8.86
Computation of net asset value Class IB
Net Assets	$ 74,858,281	$23,071,969	$15,048,998	$27,155,141	$160,295,108
Number of shares outstanding	6,532,860	2,480,910	953,096	5,092,958	18,292,332
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.46	$9.30	$15.79	$ 5.33	$ 8.76
Cost of investments, including repurchase agreements (Note 1):
Unaffiliated issuers	$208,915,825	$50,175,970	$30,610,700	$34,805,783	$487,797,802
Affiliated issuers (Note 5)	--	137,054	141,694	--	60,962,936
Value of securities on loan (Note 1)	--	3,476,046	--	--	1,324,425
Cost of foreign currency (Note 1)	--	--	--	--	2,062,502
Proceeds receivable on TBA sale commitments (Note 1)	16,027,520	--	--	--	17,117,164
Premiums received on written options (Note 1)	566,976	--	--	610	--
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$ 183,675,916	$ 660,495,731	$ 357,752,053	$ 625,702,257	$ 4,514,795,777
Affiliated issuers (Note 5)	5,736,497	67,262,416	55,667,839	5,554,819	42,653,657
Cash	31,298	1,808,979	--	--	--
Foreign currency, at value (Note 1)	--	--	3,038,940	1,580,856	--
Dividends, interest, and other receivables	315,581	2,093,496	1,297,613	1,195,092	6,378,244
Receivable for shares of the fund sold	41,193	33,676	16,310	311	27,013
Receivable for securities sold	--	5,497,942	2,496,286	239,844	2,447,967
Receivable for sales of delayed delivery securities (Note 1)	--	10,986,257	3,745,710	--	--
Receivable for open forward currency contracts (Note 1)	--	267	434,495	822,160	--
Receivable for closed forward currency contracts (Note 1)	--	--	236,455	377,933	--
Unrealized appreciation on swap contracts (Note 1)	--	1,774,837	2,091,921	--	--
Premiums paid on swap contracts (Note 1)	--	45,430	15,052	--	--
Foreign tax reclaim	--	--	15,726	76,581	--
Total assets	189,800,485	749,999,031	426,808,400	635,549,853	4,566,302,658
Liabilities
Payable to subcustodian (Note 2)	--	--	14,099	190,715	61,718
Payable for securities purchased	28,206	2,670,074	3,521,785	2,548,369	2,062,337
Payable for purchases of delayed delivery securities (Note 1)	--	31,472,046	10,999,961	--	--
Payable for variation margin (Note 1)	--	12,447	93,328	4,307	87,450
Payable for shares of the fund repurchased	139,682	682,692	335,789	586,008	4,075,866
Payable for compensation of Manager (Notes 2 and 5)	202,930	1,066,903	684,441	1,193,858	5,574,045
Payable for investor servicing and custodian fees (Note 2)	23,736	54,337	84,362	36,190	78,600
Payable for Trustee compensation and expenses (Note 2)	13,565	55,943	88,681	166,958	429,872
Payable for administrative services (Note 2)	1,206	1,609	1,374	1,540	4,718
Payable for distribution fees (Note 2)	17,489	64,265	13,969	15,287	173,923
Payable for open forward currency contracts (Note 1)	--	--	324,288	1,387,467	--
Payable for closed forward currency contracts (Note 1)	--	--	483,249	742,510	--
Payable for closed swap contracts (Note 1)	--	41,966	--	--	--
TBA sale commitments, at value (Note 1)	--	10,979,179	3,743,187	--	--
Written options outstanding, at value (Note 1)	--	880,435	310,379	--	5,245
Unrealized depreciation on swap contracts (Note 1)	--	1,533,328	1,412,134	--	--
Collateral on securities loaned, at value (Note 1)	--	16,258,280	7,215,085	21,527,780	53,339,785
Other accrued expenses	48,480	120,064	124,534	151,387	364,307
Total liabilities	475,294	65,893,568	29,450,645	28,552,376	66,257,866
Net assets	$189,325,191	$684,105,463	$397,357,755	$ 606,997,477	$4,500,044,792
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 164,184,457	$ 586,513,350	$405,109,250	$1,361,760,003	$3,445,148,870
Undistributed net investment income (loss) (Note 1)	2,549,722	16,568,289	11,220,924	3,915,527	75,601,427
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	5,854,141	16,686,346	(53,719,950)	(825,714,257)	27,062,051
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	16,736,871	64,337,478	34,747,531	67,036,204	952,232,444
Total -- Representing net assets applicable to capital
shares outstanding	$189,325,191	$684,105,463	$397,357,755	$606,997,477	$4,500,044,792

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Computation of net asset value Class IA
Net Assets	$106,969,598	$382,326,235	$330,872,481	$535,687,561	$3,688,393,213
Number of shares outstanding	7,664,497	32,328,375	22,012,186	48,097,990	139,141,409
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$13.96	$ 11.83	$ 15.03	$ 11.14	$ 26.51
Computation of net asset value Class IB
Net Assets	$82,355,593	$301,779,228	$ 66,485,274	$71,309,916	$ 811,651,579
Number of shares outstanding	5,927,155	25,650,709	4,413,564	6,455,162	30,803,405
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$13.89	$ 11.76	$ 15.06	$ 11.05	$ 26.35
Cost of investments, (Note 1):
Unaffiliated issuers	$166,939,045	$596,535,177	$323,810,860	$558,097,490	$3,562,323,980
Affiliated issuers (Note 5)	5,736,497	67,262,416	55,667,839	5,554,819	42,653,657
Value of securities on loan (Note 1)	--	15,695,029	6,968,268	20,660,198	51,965,156
Cost of foreign currency (Note 1)	--	--	3,101,778	1,558,358	--
Proceeds receivable on TBA sale commitments (Note 1)	--	10,967,895	3,739,461	--	--
Premiums received on written options (Note 1)	--	945,217	330,158	--	5,171
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$ 56,940,961	$ 349,580,265	$ 594,484,892	$ 739,862,864	$ 999,668,765
Affiliated issuers (Note 5)	--	11,635,178	26,274,245	176,753,653	11,952,914
Cash	45,363	177,960	933,447	1,002,428	--
Foreign currency, at value (Note 1)	--	112	--	--	1,194,510
Dividends, interest, and other receivables	63,355	267,173	11,738,476	3,636,930	1,417,601
Receivable for shares of the fund sold	55	240,362	150,230	605,903	563,830
Receivable for securities sold	87,287	--	705,325	4,805,801	20,995,430
Receivable for sales of delayed delivery securities (Note 1)	--	--	--	69,284,103	--
Receivable for open forward currency contracts (Note 1)	--	224,247	--	--	1,032,328
Receivable for closed forward currency contracts (Note 1)	--	--	--	--	741,999
Unrealized appreciation on swap contracts (Note 1)	--	--	98,566	5,073,597	--
Premiums paid on swap contracts (Note 1)	--	--	--	132,329	--
Foreign tax reclaim	--	11,884	--	--	44,005
Total assets	57,137,021	362,137,181	634,385,181	1,001,157,608	1,037,611,382
Liabilities
Payable to subcustodian (Note 2)	--	--	--	--	85,274
Payable for securities purchased	93,550	--	702,186	1,937,262	15,053,700
Payable for purchases of delayed delivery securities (Note 1)	--	--	--	133,246,859	--
Payable for variation margin (Note 1)	--	--	--	124,015	--
Payable for shares of the fund repurchased	26,193	354,011	337,028	367,578	651,959
Payable for compensation of Manager (Notes 2 and 5)	78,764	606,989	927,930	996,256	1,817,410
Payable for investor servicing and custodian fees (Note 2)	9,128	24,559	36,597	24,981	188,692
Payable for Trustee compensation and expenses (Note 2)	24,724	42,983	113,449	120,810	87,465
Payable for administrative services (Note 2)	1,102	1,333	1,526	1,718	1,824
Payable for distribution fees (Note 2)	6,931	40,071	35,943	61,385	130,383
Payable for open forward currency contracts (Note 1)	--	175,110	313	--	2,838,717
Payable for closed forward currency contracts (Note 1)	--	--	944	--	810,283
TBA sale commitments, at value (Note 1)	--	--	--	34,061,015	--
Written options outstanding, at value (Note 1)	--	--	--	3,111,063	--
Unrealized depreciation on swap contracts (Note 1)	--	--	3,501	4,458,330	--
Collateral on securities loaned, at value (Note 1)	--	11,033,638	1,204,811	--	16,086,012
Other accrued expenses	50,418	59,415	149,664	153,934	146,816
Total liabilities	290,810	12,338,109	3,513,892	178,665,206	37,898,535
Net assets	$ 56,846,211	$349,799,072	$630,871,289	$822,492,402	$999,712,847
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$150,632,161	$ 319,354,342	$ 981,280,311	$ 805,058,114	$ 892,246,236
Undistributed net investment income (loss) (Note 1)	91,192	1,305,453	46,040,452	33,986,749	11,233,859
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(101,620,884)	(48,317,744)	(389,543,746)	(7,612,312)	(53,745,591)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	7,743,742	77,457,021	(6,905,728)	(8,940,149)	149,978,343
Total -- Representing net assets applicable to capital
shares outstanding	$ 56,846,211	$349,799,072	$630,871,289	$822,492,402	$999,712,847

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Computation of net asset value Class IA
Net Assets	$24,764,198	$160,323,554	$460,706,500	$530,340,580	$377,816,332
Number of shares outstanding	5,075,446	12,006,009	60,018,202	41,785,706	23,095,260
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding	$4.88	$ 13.35	$ 7.68	$ 12.69	$ 16.36
Computation of net asset value Class IB
Net Assets	$32,082,013	$189,475,518	$170,164,789	$292,151,822	$621,896,515
Number of shares outstanding	6,640,706	14,278,836	22,319,773	23,173,101	38,244,780
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$4.83	$ 13.27	$ 7.62	$ 12.61	$ 16.26
Cost of investments, (Note 1):
Unaffiliated issuers	$49,197,219	$272,174,515	$601,511,775	$750,332,918	$847,892,322
Affiliated issuers (Note 5)	--	11,635,178	26,274,245	176,753,653	11,952,914
Value of securities on loan (Note 1)	--	10,690,694	1,170,331	--	15,036,543
Cost of foreign currency (Note 1)	--	117	--	--	1,189,672
Proceeds receivable on TBA sale commitments (Note 1)	--	--	--	34,024,871	--
Premiums received on written options (Note 1 )	--	--	--	3,339,973	--
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

December 31, 2005

	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$ 367,285,812	$ 252,727,408	$ 566,640,643	$ 83,329,578	$ 345,078,924
Affiliated issuers (Note 5)	--	--	194,767	3,149,526	--
Cash	--	--	--	7,577	22,616
Foreign currency, at value (Note 1)	124,048	17,909	--	--	--
Dividends, interest, and other receivables	722,088	316,557	411,125	68,154	532,017
Receivable for shares of the fund sold	3,863	78,573	41,329	83,696	1,467,741
Receivable for securities sold	1,277,465	4,088,800	727,158	--	--
Receivable for open forward currency contracts (Note 1)	--	317,048	--	--	--
Receivable for closed forward currency contracts (Note 1)	--	181,641	--	--	--
Foreign tax reclaim	145,731	124,926	--	--	--
Total assets	369,559,007	257,852,862	568,015,022	86,638,531	347,101,298
Liabilities
Distributions payable to shareholders	--	--	--	--	15,555
Payable to subcustodian (Note 2)	1,068,782	1,148,300	--	--	--
Payable for securities purchased	--	1,876,504	236,565	2,225,542	--
Payable for variation margin (Note 1)	--	--	--	2,325	--
Payable for shares of the fund repurchased	588,468	77,829	305,388	86,031	64,523
Payable for compensation of Manager (Notes 2 and 5)	715,353	535,569	833,258	95,154	366,383
Payable for investor servicing and custodian fees (Note 2)	79,516	37,460	29,829	5,814	30,843
Payable for Trustee compensation and expenses (Note 2)	49,000	46,786	59,399	10,123	56,861
Payable for administrative services (Note 2)	1,340	1,248	1,473	1,121	1,339
Payable for distribution fees (Note 2)	21,627	31,875	47,775	5,373	28,609
Payable for open forward currency contracts (Note 1)	--	485,491	--	--	--
Payable for closed forward currency contracts (Note 1)	--	202,227	--	--	--
Collateral on securities loaned, at value (Note 1)	--	612,250	52,534,846	--	--
Other accrued expenses	86,623	83,866	102,998	40,294	72,202
Total liabilities	2,610,709	5,139,405	54,151,531	2,471,777	636,315
Net assets	$366,948,298	$252,713,457	$513,863,491	$84,166,754	$346,464,983
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 302,226,948	$ 372,921,501	$ 814,816,025	$ 68,340,330	$ 346,464,983
Undistributed net investment income (loss) (Note 1)	5,244,384	3,971,029	2,754,966	335,239	--
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(1,476,457)	(167,274,486)	(368,404,439)	3,945,201	--
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	60,953,423	43,095,413	64,696,939	11,545,984	--
Total -- Representing net assets applicable to capital
shares outstanding	$366,948,298	$252,713,457	$513,863,491	$84,166,754	$346,464,983
Computation of net asset value Class IA
Net Assets	$ 264,351,876	$ 101,535,117	$ 292,016,846	$ 58,860,733	$ 211,664,520
Number of shares outstanding	17,217,101	6,894,345	27,006,975	3,626,370	211,664,892
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding	$ 15.35	$14.73	$ 10.81	$ 16.23	$ 1.00
Computation of net asset value Class IB
Net Assets	$ 102,596,422	$ 151,178,340	$ 221,846,645	$ 25,306,021	$ 134,800,463
Number of shares outstanding	6,715,671	10,313,595	20,612,107	1,565,767	134,800,091
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$ 15.28	$14.66	$ 10.76	$ 16.16	$ 1.00
Cost of investments, (Note 1):
Unaffiliated issuers	$ 306,324,011	$209,447,699	$ 501,943,704	$ 71,782,646	$ 345,078,924
Affiliated issuers (Note 5)	--	--	194,767	3,149,526	--
Value of securities on loan (Note 1)	--	581,752	50,829,668	--	--
Cost of foreign currency (Note 1)	126,147	17,594	--	--	--

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$1,516,520,950	$ 674,564,126	$ 87,202,537	$ 205,282,459	$ 900,108,040
Affiliated issuers (Note 5)	--	3,538,896	995,377	1,507,435	8,993,140
Cash	--	2,767	2	--	1,496,766
Dividends, interest, and other receivables	892,760	1,159,865	44,381	230,852	1,287,166
Receivable for shares of the fund sold	24,344	108,625	--	--	445,794
Receivable for securities sold	790,675	2,437,901	305,912	--	1,555,577
Foreign tax reclaim	--	--	--	1,805	--
Total assets	1,518,228,729	681,812,180	88,548,209	207,022,551	913,886,483
Liabilities
Payable to subcustodian (Note 2)	1,168,232	--	--	--	--
Payable for securities purchased	713,802	227,461	145,680	--	1,163,061
Payable for variation margin (Note 1)	--	--	--	5,300	--
Payable for shares of the fund repurchased	1,091,569	636,980	322,733	303,873	1,141,481
Payable for compensation of Manager (Notes 2 and 5)	2,336,266	1,119,600	152,429	332,775	1,582,952
Payable for investor servicing and custodian fees (Note 2)	39,611	23,011	12,543	16,444	34,846
Payable for Trustee compensation and expenses (Note 2)	244,461	52,464	37,249	39,453	43,303
Payable for administrative services (Note 2)	2,280	1,592	1,128	1,221	1,735
Payable for distribution fees (Note 2)	34,372	52,835	7,999	24,771	117,705
Written options outstanding, at value (Note 1)	--	--	525	--	--
Collateral on securities loaned, at value (Note 1)	--	12,603,810	--	3,893,350	65,416,239
Other accrued expenses	238,763	108,028	52,122	64,477	89,086
Total liabilities	5,869,356	14,825,781	732,408	4,681,664	69,590,408
Net assets	$1,512,359,373	$666,986,399	$ 87,815,801	$202,340,887	$844,296,075
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 2,511,948,689	$491,737,929	$ 443,796,316	$ 268,107,106	$ 549,067,340
Undistributed net investment income (loss) (Note 1)	2,227,706	7,983,609	--	1,254,039	3,939,597
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(1,222,918,626)	40,296,164	(368,264,665)	(79,139,683)	83,222,747
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	221,101,604	126,968,697	12,284,150	12,119,425	208,066,391

Total -- Representing net assets applicable to capital
shares outstanding	$1,512,359,373	$666,986,399	$87,815,801	$202,340,887	$844,296,075

Computation of net asset value Class IA
Net Assets	$ 1,352,498,343	$ 417,947,738	$ 50,877,280	$ 87,728,441	$ 291,614,534
Number of shares outstanding	72,183,016	24,229,227	7,766,723	7,367,157	12,620,116
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$18.74	$ 17.25	$6.55	$ 11.91	$ 23.11
Computation of net asset value Class IB
Net Assets	$ 159,861,030	$ 249,038,661	$36,938,521	$ 114,612,446	$ 552,681,541
Number of shares outstanding	8,659,271	14,526,677	5,726,366	9,676,403	24,100,360
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$18.46	$ 17.14	$6.45	$ 11.84	$ 22.93
Cost of investments, (Note 1):
Unaffiliated issuers	$ 1,295,419,141	$ 547,595,429	$ 74,919,914	$ 193,138,645	$ 692,041,649
Affiliated issuers (Note 5)	--	3,538,896	995,377	1,507,435	8,993,140
Value of securities on loan (Note 1)	--	12,292,183	--	3,750,717	62,618,180
Premiums received on written options (Note 1)	--	--	2,052	--	--
- - ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$383,706,981	$ 530,947,770	$ 2,350,314,863
Affiliated issuers (Note 5)	15,927,063	5,160,694	7,921,146
Cash	--	--	--
Foreign currency, at value (Note 1)	3,258	--	--
Dividends, interest, and other receivables	1,419,709	351,407	2,034,409
Receivable for shares of the fund sold	22,287	48,806	175,482
Receivable for securities sold	--	181,791	--
Receivable for variation margin (Note 1)	40,418	--	--
Receivable for open forward currency contracts (Note 1)	33,918	--	--
Receivable for closed forward currency contracts (Note 1)	4,389	--	--
Unrealized appreciation on swap contracts (Note 1)	1,187	--	--
Foreign tax reclaim	6,770	--	--
Total assets	401,165,980	536,690,468	2,360,445,900
Liabilities
Payable to subcustodian (Note 2)	--	88,633	18,618
Payable for variation margin (Note 1)	--	12,655	32,735
Payable for shares of the fund repurchased	256,516	520,337	2,217,635
Payable for compensation of Manager (Notes 2 and 5)	682,185	792,650	3,351,468
Payable for investor servicing and custodian fees (Note 2)	40,321	17,771	40,764
Payable for Trustee compensation and expenses (Note 2)	98,932	53,100	347,708
Payable for administrative services (Note 2)	1,365	1,452	2,936
Payable for distribution fees (Note 2)	12,751	55,626	105,066
Payable for open forward currency contracts (Note 1)	145,124	--	--
Payable for closed forward currency contracts (Note 1)	2,683	--	--
Payable for closed swap contracts (Note 1)	--	--	3,257
Collateral on securities loaned, at value (Note 1)	20,423,177	42,592,987	67,334,758
Other accrued expenses	83,122	85,127	280,960
Total liabilities	21,746,176	44,220,338	73,735,905
Net assets	$379,419,804	$492,470,130	$2,286,709,995
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$358,151,146	$ 805,016,161	$3,450,075,448
Undistributed net investment income (loss) (Note 1)	11,542,097	--	6,666,896
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(94,846,898)	(413,426,466)	(1,592,503,118)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	104,573,459	100,880,435	422,470,769

Total -- Representing net assets applicable to capital
shares outstanding	$379,419,804	$492,470,130	$2,286,709,995

Computation of net asset value Class IA
Net Assets	$320,176,423	$ 234,261,068	$ 1,801,387,247
Number of shares outstanding	22,119,350	16,559,363	62,718,299
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$14.47	$ 14.15	$ 28.72
Computation of net asset value Class IB
Net Assets	$59,243,381	$ 258,209,062	$ 485,322,748
Number of shares outstanding	4,111,609	18,528,277	16,998,073
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$14.41	$ 13.94	$ 28.55
Cost of investments, (Note 1):
Unaffiliated issuers	$279,056,919	$ 430,019,127	$1,927,775,337
Affiliated issuers (Note 5)	15,927,063	5,160,694	7,921,146
Value of securities on loan (Note 1)	19,842,420	40,944,864	64,833,996
Cost of foreign currency (Note 1)	3,421	--	--
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2005
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$--	$ 573,080	$ 345,303	$ 305,176	$ 158,855
Interest-unaffiliated issuers	8,539,813	--	101	--	28,237,915
Interest-affiliated issuers (Note 5)	--	12,862	8,737	21,330	2,161,580
Securities lending	--	21,318	--	--	6,470
Other income (Note 8)	--	11,448	1,393	14,409	--
Less: foreign taxes withheld	--	--	--	(126)	--
Total investment income	8,539,813	618,708	355,534	340,789	30,564,820
Expenses
Compensation of Manager (Note 2)	1,334,454	323,649	180,576	313,991	3,709,151
Investor servicing fees (Note 2)	61,744	14,987	8,285	13,467	160,713
Custodian fees (Note 2)	150,414	66,042	51,748	89,246	280,535
Trustee compensation and expenses (Note 2)	24,626	19,221	16,391	19,319	34,153
Administrative services (Note 2)	20,110	17,742	16,686	17,752	24,825
Distribution fees-class IB (Note 2)	201,558	56,872	29,274	76,412	381,519
Auditing	35,296	34,280	30,287	42,317	81,426
Legal	16,842	15,212	14,860	15,059	31,232
Other	15,695	6,370	3,441	15,048	60,581
Non-recurring costs (Notes 2 and 8)	2,030	820	597	920	4,272
Costs assumed by Manager (Notes 2 and 8)	(2,030)	(820)	(597)	(920)	(4,272)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(349,650)	(57,816)	(66,719)	(129,811)	(164,541)
Total expenses	1,511,089	496,559	284,829	472,800	4,599,594
Expense reduction (Note 2)	(88,619)	(19,115)	(1,439)	(13,615)	(152,106)
Net expenses	1,422,470	477,444	283,390	459,185	4,447,488
Net investment income (loss)	7,117,343	141,264	72,144	(118,396)	26,117,332
Net realized gain (loss) on investments (Notes 1 and 3)	(3,581,970)	5,686,155	2,592,868	6,114,597	2,918,120
Net realized gain (loss) on futures contracts (Note 1)	(381,391)	--	--	--	326,006
Net realized gain (loss) on swap contracts (Note 1)	333,240	2,942	--	26,201	1,201,720
Net realized gain (loss) on written options (Notes 1 and 3)	15,157	--	--	21,804	--
Net realized gain (loss) on foreign currency transactions (Note 1)	--	--	--	--	41,409
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	--	--	--	--	182,212
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(412,574)	(1,976,574)	406,037	(3,248,580)	(13,603,915)
Net gain (loss) on investments	(4,027,538)	3,712,523	2,998,905	2,914,022	(8,934,448)
Net increase (decrease) in net assets resulting
from operations	$3,089,805	$3,853,787	$3,071,049	$2,795,626	$17,182,884
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (continued)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2005

	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund
- - -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$ 4,031,426	$ 9,072,229	$ 4,943,599	$ 11,699,627	$ 101,667,319
Interest-unaffiliated issuers	17,585	12,974,786	5,609,301	16,073	155,483
Interest-affiliated issuers (Note 5)	113,506	230,570	1,230,523	344,727	468,106
Securities lending	--	14,591	133,395	55,654	156,731
Other income (Note 8)	2,022	89,609	70,231	498,461	1,390,659
Less: foreign taxes withheld	--	(1,232)	(145,328)	(661,500)	(21,240)
Total investment income	4,164,539	22,380,553	11,841,721	11,953,042	103,817,058
Expenses
Compensation of Manager (Note 2)	1,102,239	4,416,283	2,825,817	4,906,295	23,678,792
Investor servicing fees (Note 2)	50,945	214,036	121,139	189,205	1,464,464
Custodian fees (Note 2)	122,335	311,371	541,048	522,088	322,943
Trustee compensation and expenses (Note 2)	22,810	40,369	28,574	34,958	165,867
Administrative services (Note 2)	19,551	26,984	22,519	26,096	81,979
Distribution fees-class IB (Note 2)	176,631	742,244	138,513	179,706	2,080,076
Auditing	31,732	63,458	83,225	62,013	98,910
Legal	16,132	22,921	19,124	23,173	71,425
Other	30,407	88,355	41,473	47,508	332,543
Non-recurring costs (Notes 2 and 8)	1,542	5,208	3,160	4,768	32,361
Costs assumed by Manager (Notes 2 and 8)	(1,542)	(5,208)	(3,160)	(4,768)	(32,361)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(23,796)	(74,775)	(57,641)	(18,277)	(20,435)
Total expenses	1,548,986	5,851,246	3,763,791	5,972,765	28,276,564
Expense reduction (Note 2)	(1,333)	(101,414)	(87,168)	(608,913)	(1,024,051)
Net expenses	1,547,653	5,749,832	3,676,623	5,363,852	27,252,513
Net investment income (loss)	2,616,886	16,630,721	8,165,098	6,589,190	76,564,545
Net realized gain (loss) on investments (Notes 1 and 3)	6,153,127	42,406,924	29,326,211	64,508,756	523,126,057
Net realized gain (loss) on futures contracts (Note 1)	--	153,280	(243,018)	1,189,050	38,621
Net realized gain (loss) on swap contracts (Note 1)	--	428,025	(2,370,765)	--	--
Net realized gain (loss) on written options (Notes 1 and 3)	--	33,173	9,103	--	162,446
Net realized gain (loss) on foreign currency transactions (Note 1)	--	(29,673)	1,238,633	(2,637,311)	765
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	--	(6,006)	189,470	(751,820)	--
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	1,269,207	(31,619,232)	(8,602,191)	(16,170,779)	(356,823,442)
Net gain (loss) on investments	7,422,334	11,366,491	19,547,443	46,137,896	166,504,447
Net increase (decrease) in net assets resulting
from operations	$ 10,039,220	$27,997,212	$27,712,541	$ 52,727,086	$ 243,068,992

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (continued)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2005

	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$ 685,209	$ 3,825,225	$ 708,548	$ --	$ 22,301,282
Interest-unaffiliated issuers	--	--	49,607,493	36,137,393	2,802
Interest-affiliated issuers (Note 5)	15,401	265,937	576,082	4,191,178	538,154
Securities lending	--	56,147	6,309	1,997	34,414
Other income (Note 8)	20,289	74,608	--	--	24,565
Less: foreign taxes withheld	(487)	(166,035)	--	--	(2,019,078)
Total investment income	720,412	4,055,882	50,898,432	40,330,568	20,882,139
Expenses
Compensation of Manager (Note 2)	418,072	2,350,085	4,302,763	5,269,706	7,079,225
Investor servicing fees (Note 2)	17,939	100,746	189,427	260,572	282,477
Custodian fees (Note 2)	54,073	151,581	200,389	322,264	1,172,573
Trustee compensation and expenses (Note 2)	20,445	28,088	37,186	43,148	41,108
Administrative services (Note 2)	17,991	21,642	26,058	28,841	29,865
Distribution fees-class IB (Note 2)	82,484	430,150	426,558	709,851	1,377,764
Auditing	36,931	29,668	70,731	74,105	60,763
Legal	15,239	17,919	47,325	35,250	25,008
Other	10,858	16,845	86,874	137,158	72,498
Non-recurring costs (Notes 2 and 8)	1,126	2,663	4,744	6,174	6,613
Costs assumed by Manager (Notes 2 and 8)	(1,126)	(2,663)	(4,744)	(6,174)	(6,613)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(74,651)	(11,955)	(122,281)	(851,047)	(26,602)
Total expenses	599,381	3,134,769	5,265,030	6,029,848	10,114,679
Expense reduction (Note 2)	(11,726)	(78,007)	(26,344)	(216,382)	(392,138)
Net expenses	587,655	3,056,762	5,238,686	5,813,466	9,722,541
Net investment income (loss)	132,757	999,120	45,659,746	34,517,102	11,159,598
Net realized gain (loss) on investments (Notes 1 and 3)	4,916,046	23,274,085*	(4,788,494)	(9,960,071)	141,843,922**
Net realized gain (loss) on futures contracts (Note 1)	--	(86,413)	--	1,477,645	(199,326)
Net realized gain (loss) on written options (Notes 1 and 3)	--	--	--	118,732	--
Net realized gain (loss) on swap contracts (Note 1)	118,842	--	1,287,005	2,073,405	--
Net realized gain (loss) on foreign currency transactions (Note 1)	--	667,262	1,155,171	--	509,639
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	--	(317,286)	178,408	--	(3,865,083)
Net unrealized appreciation (depreciation) of investments,
TBA sale commitments, swap contracts and futures contracts
during the period	(3,089,974)	17,463,640	(22,953,155)	(6,564,860)	(41,590,393)
Net gain (loss) on investments	1,944,914	41,001,288	(25,121,065)	(12,855,149)	96,698,759
Net increase (decrease) in net assets resulting
from operations	$2,077,671	$42,000,408	$ 20,538,681	$21,661,953	$107,858,357
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
*Net of foreign taxes of $27,771
**Net of foreign taxes of $72,890

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (continued)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2005

	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund
- - --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$ 9,931,905	$ 5,966,719	$ 6,825,236	$ 956,892	$--
Interest-unaffiliated issuers	1,009	369	5,206	--	12,113,287
Interest-affiliated issuers (Note 5)	94,334	70,949	40,845	57,965	8,755
Securities lending	1,323	34,509	127,948	--	--
Other income (Note 8)	26,953	92,105	171,614	674	--
Less: foreign taxes withheld	(917,265)	(510,474)	(7,414)	--	--
Total investment income	9,138,259	5,654,177	7,163,435	1,015,531	12,122,042
Expenses
Compensation of Manager (Note 2)	2,788,655	2,342,238	3,363,362	473,844	1,673,250
Investor servicing fees (Note 2)	104,695	70,108	156,536	20,174	111,848
Custodian fees (Note 2)	475,339	373,537	200,360	54,437	138,043
Trustee compensation and expenses (Note 2)	29,400	27,039	34,656	19,483	27,549
Administrative services (Note 2)	21,931	20,505	24,620	17,928	22,006
Distribution fees-class IB (Note 2)	233,544	355,117	548,097	49,674	318,265
Auditing	46,668	44,848	36,677	30,693	45,007
Legal	18,175	16,821	20,103	15,354	18,935
Other	44,347	29,062	59,384	11,905	38,916
Non-recurring costs (Notes 2 and 8)	3,088	2,122	3,840	1,082	2,935
Costs assumed by Manager (Notes 2 and 8)	(3,088)	(2,122)	(3,840)	(1,082)	(2,935)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(6,182)	(92,263)	(2,687)	(12,530)	(121,889)
Total expenses	3,756,572	3,187,012	4,441,108	680,962	2,271,930
Expense reduction (Note 2)	(219,432)	(138,821)	(166,856)	(22,445)	(5,572)
Net expenses	3,537,140	3,048,191	4,274,252	658,517	2,266,358
Net investment income (loss)	5,601,119	2,605,986	2,889,183	357,014	9,855,684
Net realized gain (loss) on investments (Notes 1 and 3)	51,733,031	29,652,595***	72,185,214	4,162,849	--
Net realized gain (loss) on futures contracts (Note 1)	--	--	(47,281)	4,469	--
Net realized gain (loss) on written options (Notes 1 and 3)	--	--	131,320	--	--
Net realized gain (loss) on swap contracts (Note 1)	--	--	204,250	--	--
Net realized gain (loss) on foreign currency transactions (Note 1)	(194,437)	1,469,626	(469)	--	--
Net increase from payments by affiliates (Note 2)	4,771	--	--	--	--
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	(29,298)	(205,651)	(20)	--	--
Net unrealized appreciation (depreciation) of investments, written options,
and futures contracts during the period	(9,844,852)	6,045,616	(31,640,865)	4,270,258	--
Net gain (loss) on investments	41,669,215	36,962,186	40,832,149	8,437,576	--
Net increase (decrease) in net assets resulting
from operations	$47,270,334	$39,568,172	$43,721,332	$8,794,590	$9,855,684

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

***Net of foreign taxes of $2,857

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2005

	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$ 11,933,676	$ 12,958,078	$ 423,377	$ 2,934,565	$ 11,079,512
Interest-unaffiliated issuers	--	1,599	50	59	--
Interest-affiliated issuers (Note 5)	497,212	200,035	70,430	50,319	437,691
Securities lending	--	35,834	--	2,845	193,377
Other income (Note 8)	669,991	242,461	34,147	177,747	60,481
Less: foreign taxes withheld	(37,929)	--	--	(258)	(11,544)
Total investment income	13,062,950	13,438,007	528,004	3,165,277	11,759,517
Expenses
Compensation of Manager (Note 2)	9,732,912	4,395,709	641,773	1,399,965	6,142,975
Investor servicing fees (Note 2)	479,964	194,942	27,620	64,803	242,834
Custodian fees (Note 2)	187,289	139,950	84,371	106,018	205,090
Trustee compensation and expenses (Note 2)	63,771	37,865	21,399	25,175	42,658
Administrative services (Note 2)	39,535	26,091	18,716	20,283	28,035
Distribution fees-class IB (Note 2)	398,006	546,557	93,967	296,871	1,235,063
Auditing	45,729	37,286	29,276	36,199	40,208
Legal	32,970	22,319	15,685	16,547	23,648
Other	-	95,540	5,532	28,847	71,018
Non-recurring costs (Notes 2 and 8)	11,145	4,668	1,477	2,106	5,878
Costs assumed by Manager (Notes 2 and 8)	(11,145)	(4,668)	(1,477)	(2,106)	(5,878)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(27,264)	(9,433)	(6,090)	(2,130)	(19,527)
Total expenses	10,952,912	5,486,826	932,249	1,992,578	8,012,002
Expense reduction (Note 2)	(292,882)	(126,347)	(48,287)	(71,374)	(167,249)
Net expenses	10,660,030	5,360,479	883,962	1,921,204	7,844,753
Net investment income (loss)	2,402,920	8,077,528	(355,958)	1,244,073	3,914,764
Net realized gain (loss) on investments (Notes 1 and 3)	150,954,339	46,459,728	11,927,070	19,890,400	90,690,296
Net realized gain (loss) on futures contracts (Note 1)	(1,031,028)	--	95,527	144,181	--
Net realized gain (loss) on written options (Notes 1 and 3)	16,200	--	66,385	--	--
Net realized gain (loss) on swap contracts (Note 1)	--	--	--	1,912	--
Net realized gain (loss) on foreign currency transactions (Note 1)	421	--	--	23,943	--
Net increase from payments by affiliates (Note 2)	--	--	--	12,396	--
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	(205)	--	--	35,520	--
Net unrealized appreciation (depreciation) of investments, written options
and futures contracts during the period	(5,638,497)	(15,894,209)	(5,107,908)	(11,152,714)	(39,691,402)
Net gain (loss) on investments	144,301,230	30,565,519	6,981,074	8,955,638	50,998,894
Net increase (decrease) in net assets resulting
from operations	$146,704,150	$38,643,047	$6,625,116	$10,199,711	$54,913,658

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (continued)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2005

	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends	$ 11,342,918	$ 3,063,165	$ 20,790,130
Interest-unaffiliated issuers	1,666,317	992	30,595
Interest-affiliated issuers (Note 5)	370,761	174,639	486,685
Securities lending	165,250	68,753	97,308
Other income (Note 8)	202,935	153,601	2,097,095
Less: foreign taxes withheld	(303,559)	--	(31,932)
Total investment income	13,444,622	3,461,150	23,469,881
Expenses
Compensation of Manager (Note 2)	2,821,039	3,177,498	14,272,410
Investor servicing fees (Note 2)	121,619	147,164	751,750
Custodian fees (Note 2)	312,089	181,353	257,219
Trustee compensation and expenses (Note 2)	28,137	32,798	95,602
Administrative services (Note 2)	22,584	24,212	52,923
Distribution fees-class IB (Note 2)	150,106	626,201	1,215,800
Auditing	39,418	44,661	69,339
Legal	18,770	19,764	43,492
Other	46,074	20,927	145,818
Non-recurring costs (Notes 2 and 8)	3,183	3,831	17,341
Costs assumed by Manager (Notes 2 and 8)	(3,183)	(3,831)	(17,341)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(19,446)	(8,667)	(26,588)
Total expenses	3,540,390	4,265,911	16,877,765
Expense reduction (Note 2)	(172,764)	(150,030)	(774,489)
Net expenses	3,367,626	4,115,881	16,103,276
Net investment income (loss)	10,076,996	(654,731)	7,366,605
Net realized gain (loss) on investments (Notes 1 and 3)	50,950,665****	67,963,686	305,117,379
Net realized gain (loss) on futures contracts (Note 1)	(137,920)	272,563	(3,000,611)
Net realized gain (loss) on swap contracts (Note 1)	2,079	--	2,546,584
Net realized gain (loss) on written options (Notes 1 and 3)	--	--	(115,564)
Net realized gain (loss) on foreign currency transactions (Note 1)	1,352,917	--	3,248
Net increase from payments by affiliates (Note 2)	--	--	4,303
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	212,786	--	(159)
Net unrealized appreciation (depreciation) of investments, written options,
swap contracts and futures contracts during the period	(28,181,850)	(12,022,588)	(187,559,266)
Net gain (loss) on investments	24,198,677	56,213,661	116,995,914
Net increase (decrease) in net assets resulting
from operations	$34,275,673	$55,558,930	$124,362,519

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

****Net of foreign taxes of $29,628

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	American Government Income Fund		Capital Appreciation Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 7,117,343	$ 6,872,193	$ 141,264	$ 285,117
Net realized gain (loss) on investments and
foreign currency transactions	(3,614,964)	1,471,749	5,689,097	5,087,762
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(412,574)	(1,024,056)	(1,976,574)	795,638
Net increase (decrease) in net assets
resulting from operations	3,089,805	7,319,886	3,853,787	6,168,517
Distributions to shareholders (Note 1):
From net investment income
Class IA	(4,579,492)	(7,618,446)	(179,390)	--
Class IB	(2,656,873)	(3,760,316)	(101,133)	--
From net realized short-term gain on investments
Class IA	(279,920)	(1,589,124)	--	--
Class IB	(177,125)	(861,915)	--	--
From net realized long-term gain on investments
Class IA	--	(1,246,371)	--	--
Class IB	--	(676,012)	--	--
Increase (decrease) from capital share
transactions (Note 4)	(44,846,255)	(92,975,547)	(1,716,142)	(275,226)
Total increase (decrease) in net assets	(49,449,860)	(101,407,845)	1,857,122	5,893,291
Net assets:
Beginning of period	231,632,674	333,040,519	49,524,609	43,631,318
End of period	$182,182,814	$231,632,674	$51,381,731	$49,524,609
Undistributed net investment income (loss),
end of period	$ 7,222,286	$ 7,079,739	$ 137,026	$ 284,168

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Capital Opportunities Fund		Discovery Growth Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$72,144	$72,633	$(118,396)	$(205,665)
Net realized gain (loss) on investments and
foreign currency transactions	2,592,868	725,211	6,162,602	4,824,079
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	406,037	1,984,240	(3,248,580)	(1,126,237)
Net increase (decrease) in net assets
resulting from operations	3,071,049	2,782,084	2,795,626	3,492,177
Distributions to shareholders (Note 1):
From net investment income
Class IA	--	(47,486)	--	--
Class IB	--	(17,843)	--	--
From net realized short term gain on investments
Class IA	(28,016)	(350,064)	--	--
Class IB	(18,797)	(240,575)	--	--
From net realized long term gain on investments
Class IA	(40,947)	(112,816)	--	--
Class IB	(27,471)	(77,713)	--	--
Increase (decrease) from capital share
transactions (Note 4)	8,345,325	9,891,716	(13,607,243)	(7,163,520)
Total increase (decrease) in net assets	11,301,143	11,827,303	(10,811,617)	(3,671,343)
Net assets:
Beginning of period	22,535,780	10,708,477	51,253,902	54,925,245
End of period	$33,836,923	$22,535,780	$40,442,285	$51,253,902
Undistributed net investment income (loss),
end of period	$80,543	$6,397	$--	$--

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Diversified Income Fund		Equity Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 26,117,332	$ 31,968,549	$ 2,616,886	$ 1,618,048
Net realized gain (loss) on investments and
foreign currency transactions	4,487,255	15,278,459	6,153,127	1,890,706
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(13,421,703)	3,658,686	1,269,207	9,814,421
Net increase (decrease) in net assets
resulting from operations	17,182,884	50,905,694	10,039,220	13,323,175
Distributions to shareholders (Note 1):
From net investment income
Class IA	(29,374,694)	(40,845,808)	(1,045,012)	--
Class IB	(10,800,505)	(13,445,220)	(635,882)	--
From net realized short term gain on investments
Class IA	--	--	(975,806)	(63,353)
Class IB	--	--	(679,237)	(37,960)
From net realized long term gain on investments
Class IA	--	--	(283,745)	(4,224)
Class IB	--	--	(197,509)	(2,531)
Increase (decrease) from capital share
transactions (Note 4)	(27,250,260)	(28,411,530)	47,245,982	60,704,586
Total increase (decrease) in net assets	(50,242,575)	(31,796,864)	53,468,011	73,919,693
Net assets:
Beginning of period	558,967,699	590,764,563	135,857,180	61,937,487
End of period	$508,725,124	$558,967,699	$189,325,191	$135,857,180
Undistributed net investment income (loss),
end of period	$ 29,375,351	$ 39,104,607	$ 2,549,722	$ 1,614,591

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	The George Putnam Fund of Boston		Global Asset Allocation Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 16,630,721	$ 14,744,849	$ 8,165,098	$ 7,367,693
Net realized gain (loss) on investments and
foreign currency transactions	42,991,729	33,870,092	27,960,164	37,664,709
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(31,625,238)	9,394,548	(8,412,721)	(7,961,746)
Net increase (decrease) in net assets
resulting from operations	27,997,212	58,009,489	27,712,541	37,070,656
Distributions to shareholders (Note 1):
From net investment income
Class IA	(9,531,109)	(9,628,562)	(4,983,795)	(12,503,617)
Class IB	(5,920,826)	(5,049,784)	(594,365)	(1,038,075)
Increase (decrease) from capital share
transactions (Note 4)	(67,374,612)	(21,772,413)	(44,544,636)	(54,061,879)
Total increase (decrease) in net assets	(54,829,335)	21,558,730	(22,410,255)	(30,532,915)
Net assets:
Beginning of period	738,934,798	717,376,068	419,768,010	450,300,925
End of period	$684,105,463	$738,934,798	$397,357,755	$419,768,010
Undistributed net investment income (loss),
end of period	$ 16,568,289	$ 15,380,642	$ 11,220,924	$ 7,912,174

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Global Equity Fund		Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 6,589,190	$ 7,421,076	$ 76,564,545	$ 90,467,928
Net realized gain (loss) on investments and
foreign currency transactions	63,060,495	79,097,086	523,327,889	365,063,557
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(16,922,599)	715,397	(356,823,442)	120,104,618
Net increase (decrease) in net assets
resulting from operations	52,727,086	87,233,559	243,068,992	575,636,103
Distributions to shareholders (Note 1):
From net investment income
Class IA	(5,974,260)	(14,270,519)	(76,150,351)	(85,070,163)
Class IB	(576,666)	(1,493,778)	(13,221,461)	(13,278,799)
Increase (decrease) from capital share
transactions (Note 4)	(123,060,733)	(133,323,371)	(1,029,671,666)	(877,382,537)
Total increase (decrease) in net assets	(76,884,573)	(61,854,109)	(875,974,486)	(400,095,396)
Net assets:
Beginning of period	683,882,050	745,736,159	5,376,019,278	5,776,114,674
End of period	$606,997,477	$683,882,050	$4,500,044,792	$5,376,019,278
Undistributed net investment income (loss),
end of period	$ 3,915,527	$ 6,573,481	$ 75,601,427	$ 88,667,430

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Growth Opportunities Fund		Health Sciences Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 132,757	$ 458,758	$ 999,120	$ 920,617
Net realized gain (loss) on investments and
foreign currency transactions	5,034,888	(1,576,164)	23,854,934	21,936,445
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(3,089,974)	1,991,365	17,146,354	(228,808)
Net increase (decrease) in net assets
resulting from operations	2,077,671	873,959	42,000,408	22,628,254
Distributions to shareholders (Note 1):
From net investment income
Class IA	(252,634)	(48,224)	(502,360)	(741,222)
Class IB	(214,386)	--	(94,819)	(303,309)
Increase (decrease) from capital share
transactions (Note 4)	(12,018,887)	(9,946,664)	(25,683,526)	(48,594,014)
Total increase (decrease) in net assets	(10,408,236)	(9,120,929)	15,719,703	(27,010,291)
Net assets:
Beginning of period	67,254,447	76,375,376	334,079,369	361,089,660
End of period	$56,846,211	$67,254,447	$349,799,072	$334,079,369
Undistributed net investment income (loss),
end of period	$ 91,192	$ 444,931	$ 1,305,453	$ 264,016

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	High Yield Fund		Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 45,659,746	$ 52,295,897	$ 34,517,102	$ 28,194,373
Net realized gain (loss) on investments and
foreign currency transactions	(2,346,318)	(7,646,444)	(6,290,289)	24,372,654
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(22,774,747)	27,234,775	(6,564,860)	(9,366,566)
Net increase (decrease) in net assets
resulting from operations	20,538,681	71,884,228	21,661,953	43,200,461
Distributions to shareholders (Note 1):
From net investment income
Class IA	(39,889,538)	(48,322,088)	(20,750,608)	(30,507,662)
Class IB	(13,561,540)	(13,065,494)	(8,982,516)	(10,847,245)
From net realized short term gain on investments
Class IA	--	--	(1,398,917)	--
Class IB	--	--	(650,907)	--
From net realized long term gain on investments
Class IA	--	--	(5,315,887)	--
Class IB	--	--	(2,473,446)	--
Increase (decrease) from capital share
transactions (Note 4)	(37,221,439)	(62,860,229)	(75,781,941)	(112,847,403)
Total increase (decrease) in net assets	(70,133,836)	(52,363,583)	(93,692,269)	(111,001,849)
Net assets:
Beginning of period	701,005,125	753,368,708	916,184,671	1,027,186,520
End of period	$630,871,289	$701,005,125	$822,492,402	$916,184,671
Undistributed net investment income (loss),
end of period	$ 46,040,452	$ 49,888,375	$ 33,986,749	$ 28,539,884

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	International Equity Fund		International Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 11,159,598	$ 9,853,041	$ 5,601,119	$ 3,363,161
Net realized gain (loss) on investments and
foreign currency transactions	142,154,235	103,915,199	51,543,365	33,871,328
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(45,455,476)	27,435,346	(9,874,150)	22,635,494
Net increase (decrease) in net assets
resulting from operations	107,858,357	141,203,586	47,270,334	59,869,983
Distributions to shareholders (Note 1):
From net investment income
Class IA	(6,971,398)	(7,172,506)	(2,730,668)	(3,366,872)
Class IB	(8,093,101)	(7,701,113)	(790,312)	(866,022)
Increase (decrease) from capital share
transactions (Note 4)	(78,834,817)	(94,959,326)	(22,617,053)	(709,648)
Total increase (decrease) in net assets	13,959,041	31,370,641	21,132,301	54,927,441
Net assets:
Beginning of period	985,753,806	954,383,165	345,815,997	290,888,556
End of period	$999,712,847	$985,753,806	$366,948,298	$345,815,997
Undistributed net investment income (loss),
end of period	$ 11,233,859	$ 12,776,392	$ 5,244,384	$ 3,358,684

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT International		Putnam VT
	New Opportunities Fund		Investors Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,605,986	$ 1,807,115	$ 2,889,183	$ 6,106,818
Net realized gain (loss) on investments and
foreign currency transactions	31,122,221	38,577,900	72,473,034	58,210,023
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	5,839,965	(12,510,875)	(31,640,885)	622,728
Net increase (decrease) in net assets
resulting from operations	39,568,172	27,874,140	43,721,332	64,939,569
Distributions to shareholders (Note 1):
From net investment income
Class IA	(856,029)	(1,153,219)	(3,821,651)	(2,327,042)
Class IB	(950,604)	(1,387,297)	(2,203,705)	(1,020,711)
Increase (decrease) from capital share
transactions (Note 4)	(15,772,960)	(37,441,150)	(77,449,302)	(81,068,947)
Total increase (decrease) in net assets	21,988,579	(12,107,526)	(39,753,326)	(19,477,131)
Net assets:
Beginning of period	230,724,878	242,832,404	553,616,817	573,093,948
End of period	$252,713,457	$230,724,878	$513,863,491	$553,616,817
Undistributed net investment income (loss),
end of period	$ 3,971,029	$ 1,704,818	$ 2,754,966	$ 5,948,058

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Mid Cap Value Fund		Money Market Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 357,014	$ 202,605	$ 9,855,684	$ 3,740,548
Net realized gain (loss) on investments and
foreign currency transactions	4,167,318	901,925	--	5,355
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	4,270,258	4,943,569	--	--
Net increase (decrease) in net assets
resulting from operations	8,794,590	6,048,099	9,855,684	3,745,903
Distributions to shareholders (Note 1):
From net investment income
Class IA	(159,910)	--	(6,623,180)	(2,994,623)
Class IB	(38,760)	--	(3,232,504)	(745,925)
From net realized short term gain on investments
Class IA	(505,430)	(103,988)	--	(15,148)
Class IB	(201,782)	(38,112)	--	(5,358)
From net realized long term gain on investments
Class IA	(274,131)	(5,032)	--	--
Class IB	(109,441)	(1,844)	--	--
Increase (decrease) from capital share
transactions (Note 4)	26,334,918	21,224,980	(26,517,688)	(206,449,251)
Total increase (decrease) in net assets	33,840,054	27,124,103	(26,517,688)	(206,464,402)
Net assets:
Beginning of period	50,326,700	23,202,597	372,982,671	579,447,073
End of period	$84,166,754	$50,326,700	$346,464,983	$372,982,671
Undistributed net investment income (loss),
end of period	$ 335,239	$ 183,595	$--	$--

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	New Opportunities Fund		New Value Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,402,920	$ 5,595,606	$ 8,077,528	$ 6,536,294
Net realized gain (loss) on investments and
foreign currency transactions	149,939,932	246,239,793	46,459,728	53,233,636
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(5,638,702)	(76,674,119)	(15,894,209)	26,677,345
Net increase (decrease) in net assets
resulting from operations	146,704,150	175,161,280	38,643,047	86,447,275
Distributions to shareholders (Note 1):
From net investment income
Class IA	(5,521,105)	--	(4,687,307)	(4,392,201)
Class IB	(173,595)	--	(1,791,432)	(1,367,363)
Increase (decrease) from capital share
transactions (Note 4)	(421,861,303)	(384,389,307)	(6,801,798)	(4,704,175)
Total increase (decrease) in net assets	(280,851,853)	(209,228,027)	25,362,510	75,983,536
Net assets:
Beginning of period	1,793,211,226	2,002,439,253	641,623,889	565,640,353
End of period	$1,512,359,373	$1,793,211,226	$666,986,399	$641,623,889
Undistributed net investment income (loss),
end of period	$ 2,227,706	$ 5,595,636	$ 7,983,609	$ 6,397,432

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	OTC & Emerging Growth Fund		Research Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (355,958)	$ (694,899)	$ 1,244,073	$ 2,223,391
Net realized gain (loss) on investments and
foreign currency transactions	12,088,982	7,389,117	20,072,832	21,051,427
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(5,107,908)	1,383,475	(11,117,194)	(6,306,525)
Net increase (decrease) in net assets
resulting from operations	6,625,116	8,077,693	10,199,711	16,968,293
Distributions to shareholders (Note 1):
From net investment income
Class IA	--	--	(1,096,442)	(194,535)
Class IB	--	--	(1,006,720)	--
Increase (decrease) from capital share
transactions (Note 4)	(22,418,990)	(20,914,996)	(42,158,090)	(34,551,933)
Total increase (decrease) in net assets	(15,793,874)	(12,837,303)	(34,061,541)	(17,778,175)
Net assets:
Beginning of period	103,609,675	116,446,978	236,402,428	254,180,603
End of period	$87,815,801	$103,609,675	$202,340,887	$236,402,428
Undistributed net investment income (loss),
end of period	$--	$--	$ 1,254,039	$ 2,117,330

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Small Cap Value Fund		Utilities Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 3,914,764	$ 2,354,234	$ 10,076,996	$ 9,676,344
Net realized gain (loss) on investments and
foreign currency transactions	90,690,296	72,099,833	52,167,741	29,803,002
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(39,691,402)	91,232,512	(27,969,064)	38,727,350
Net increase (decrease) in net assets
resulting from operations	54,913,658	165,686,579	34,275,673	78,206,696
Distributions to shareholders (Note 1):
From net investment income
Class IA	(1,212,440)	(1,625,412)	(7,465,632)	(8,479,930)
Class IB	(839,822)	(1,299,360)	(1,132,515)	(1,133,290)
From net realized long term gain on investments
Class IA	(18,514,669)	--	--	--
Class IB	(27,252,229)	--	--	--
Increase (decrease) from capital share
transactions (Note 4)	12,624,205	38,787,693	(60,566,326)	(55,469,178)
Total increase (decrease) in net assets	19,718,703	201,549,500	(34,888,800)	13,124,298
Net assets:
Beginning of period	824,577,372	623,027,872	414,308,604	401,184,306
End of period	$844,296,075	$824,577,372	$379,419,804	$414,308,604
Undistributed net investment income (loss),
end of period	$ 3,939,597	$ 2,434,300	$ 11,542,097	$ 8,739,961

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (continued)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Putnam VT		Putnam VT
	Vista Fund		Voyager Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (654,731)	$ (2,143,909)	$ 7,366,605	$ 23,435,956
Net realized gain (loss) on investments and
foreign currency transactions	68,236,249	67,733,698	304,555,339	86,729,980
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(12,022,588)	19,214,578	(187,559,425)	32,665,976
Net increase (decrease) in net assets
resulting from operations	55,558,930	84,804,367	124,362,519	142,831,912
Distributions to shareholders (Note 1):
From net investment income
Class IA	--	--	(19,985,112)	(12,009,064)
Class IB	--	--	(3,324,240)	(1,265,736)
Increase (decrease) from capital share
transactions (Note 4)	(82,935,889)	(68,977,804)	(690,391,548)	(563,026,026)
Total increase (decrease) in net assets	(27,376,959)	15,826,563	(589,338,381)	(433,468,914)
Net assets:
Beginning of period	519,847,089	504,020,526	2,876,048,376	3,309,517,290
End of period	$492,470,130	$519,847,089	$2,286,709,995	$2,876,048,376
Undistributed net investment income (loss),
end of period	$--	$--	$ 6,666,896	$ 23,096,343

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a) Investments		Operations	Income	Investments	of Capital

Putnam VT American Government Income Fund
December 31, 2005	$11.75		$.41(i)	$(.22)	$.19	$(.41)	$(.03)	$--
December 31, 2004	12.08		.31(i)	.03	.34	(.49)	(.18)	--
December 31, 2003	12.34		.29	(.07)	.22	(.25)	(.23 )	--
December 31, 2002	11.62		.39	.63	1.02	(.30)	--	--
December 31, 2001	10.88		.48	.26	.74	--	-- (e)	--

Putnam VT Capital Appreciation Fund
December 31, 2005	$8.73		$.04(i)(k)	$.67	$.71	$(.06)	$--	$--
December 31, 2004	7.59		.06(i)(j)	1.08	1.14	--	--	--
December 31, 2003	6.07		--(e)	1.52	1.52	--	--	--
December 31, 2002	7.82		.02	(1.75)	(1.73)	(.01)	--	(.01)
December 31, 2001	9.06		.01	(1.25)	(1.24)	--	--	--

Putnam VT Capital Opportunities Fund
December 31, 2005	$14.44		$.05(i)(k)	$1.44	$ 1.49	$--	$(.06)	$--
December 31, 2004	12.74		.08(i)	2.26	2.34	(.06)	(.58)	--
December 31, 2003**	10.00		--(e)(i)	3.02	3.02	--	(.28)	--

Putnam VT Discovery Growth Fund
December 31, 2005	$ 5.02	$	--(e)(i)(k)	$.38	$.38	$--	$--	$--
December 31, 2004	4.66		(.01)(i)(j)	.37	.36	--	--	--
December 31, 2003	3.52		(.02)	1.16	1.14	--	--	--
December 31, 2002	4.98		(.04)	(1.42)	(1.46)	--	--	--
December 31, 2001	7.18		(.06)	(2.14)	(2.20)	--	--	--

Putnam VT Diversified Income Fund
December 31, 2005	$ 9.27		$.44(i)	$(.16)	$.28	$(.69)	$--	$--
December 31, 2004	9.32		.51(i)	.33	.84	(.89)	--	--
December 31, 2003	8.55		.63	.97	1.60	(.83)	--	--
December 31, 2002	8.81		.71	(.20)	.51	(.77)	--	--
December 31, 2001	9.15		.78	(.44)	.34	(.68)	--	--

Putnam VT Equity Income Fund
December 31, 2005	$13.54		$.22(i)(k)	$.53	$.75	$(.15)	$(.18)	$--
December 31, 2004	12.09		.22(i)	1.25	1.47	--	(.02)	--
December 31, 2003**	10.00		.10(i)	2.06	2.16	(.05)	(.02)	--

Putnam VT The George Putnam Fund of Boston
December 31, 2005	$11.61		$.28(i)(k)	$.20	$.48	$(.26)	$--	$--
December 31, 2004	10.93		.24(i)	.67	.91	(.23)	--	--
December 31, 2003	9.58		.23	1.38	1.61	(.26)	--	--
December 31, 2002	10.73		.28	(1.17)	(.89)	(.26)	--	--
December 31, 2001	10.96		.31	(.24)	.07	(.30)	--	--

Putnam VT Global Asset Allocation Fund
December 31, 2005	$14.22		$.30(i)(k)	$.71	$1.01	$(.20)	$--	$--
December 31, 2004	13.43		.24(i)	.98	1.22	(.43)	--	--
December 31, 2003	11.51		.23	2.19	2.42	(.50)	--	--
December 31, 2002	13.37		.26	(1.87)	(1.61)	(.25)	--	--
December 31, 2001	16.66		.36	(1.78)	(1.42)	(.18)	(1.69)	--

Putnam VT Global Equity Fund
December 31, 2005	$10.32		$.11(i)(k)	$.82	$.93	$(.11)	$--	$--
December 31, 2004	9.26		.10(i)	1.17	1.27	(.21)	--	--
December 31, 2003	7.25		.09	2.02	2.11	(.10)	--	--
December 31, 2002	9.34		.07	(2.13)	(2.06)	(.03)	--	--
December 31, 2001	18.10		.02	(5.17)	(5.15)	--	(3.61)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.44)	$11.50	1.65	$107,325	.64(i)	3.56(i)	419.62(l)
(.67)	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
(.48)	12.08	1.89	225,290.74		2.35	553.08
(.30)	12.34	8.98	386,364.74		3.26	517.44(f )
-- (e)	11.62	6.82	136,461.77		4.23	262.05 (f )

$(.06)	$9.38	8.18	$28,310	.88(i)	.40(i)(k)	132.25
--	8.73	15.02	26,223	.90(i)	.75(i)(j)	139.79
--	7.59	25.04	23,316	1.06	.04	143.90
(.02)	6.07	(22.13)	13,542	1.13	.30	166.36
--	7.82	(13.69)	11,003	1.35	.13	101.98

$(.06)	$15.87	10.41	$18,788	.92(i)	.37(i)(k)	133.38
(.64)	14.44	18.54	13,523	.96(i)	.59(i)	163.42
(.28)	12.74	30.25*	5,972	.71(i)*	(.01)(i)*	163.05*

$--	$5.40	7.57	$13,287	.88(i)	(.09)(i)(k)	147.47
--	5.02	7.73	17,068	.94(i)	(.24)(i)(j)	106.52
--	4.66	32.39	19,835	1.08	(.58)	81.55
--	3.52	(29.32)	12,353	1.56	(1.11)	92.27(g)
--	4.98	(30.64)	7,558	1.62	(1.10)	109.55

$(.69)	$8.86	3.28	$348,430	.79(i)	4.96(i)	115.07(l)
(.89)	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
(.83)	9.32	20.27	449,121.82		7.16	104.06
(.77)	8.55	6.20	440,845.82		8.45	176.17(f )
(.68)	8.81	3.82	491,673.79		8.83	139.13(f )

$(.33)	$13.96	5.71	$106,970	.81(i)	1.64(i)(k)	59.47
(.02)	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
(.07)	12.09	21.57*	39,133	.71(i)*	.93(i)*	113.49*

$(.26)	$11.83	4.22	$382,326	.72(i)	2.44(i)(k)	139.50
(.23)	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
(.26)	10.93	17.35	463,270.73		2.27	144.47
(.26)	9.58	(8.57)	416,550.75		2.83	128.14(f )
(.30)	10.73	0.74	387,517.76		2.92	334.64(f )

$(.20)	$15.03	7.20	$330,872	.90(i)	2.06(i)(k)	144.67(l)
(.43)	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
(.50)	13.43	22.04	417,713.95		1.92	155.21
(.25)	11.51	(12.30)	423,653.91		2.10	105.04
(1.87)	13.37	(8.42)	611,233.84		2.54	187.96(f )

$(.11)	$11.14	9.09(k)	$535,688	.92(i)	1.08(i)(k)	75.73
(.21)	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
(.10)	9.26	29.54	670,764.92		1.21	88.32
(.03)	7.25	(22.16)	659,264.89		.92	173.27
(3.61)	9.34	(29.66)	1,139,131.82		.20	186.11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Growth and Income Fund
December 31, 2005	$25.59	$ .41(i)(k)	$.97	$1.38 $	(.46)	$--	$ --
December 31, 2004	23.39	.40(i)	2.22	2.62	(.42)	--	--
December 31, 2003	18.75	.37	4.69	5.06	(.42)	--	--
December 31, 2002	23.56	.36	(4.69)	(4.33)	(.36)	(.12)	--
December 31, 2001	25.85	.35	(1.94)	(1.59)	(.41)	(.29)	--

Putnam VT Growth Opportunities Fund
December 31, 2005	$4.72	$ .02(i)(k)	$.18	$.20 $	(.04)	$--	$ --
December 31, 2004	4.63	.03(i)(j)	.07	.10	(.01)	--	--
December 31, 2003	3.75	.01	.87	.88	--	--	--
December 31, 2002	5.31	--(e)	(1.56)	(1.56)	--	--	--
December 31, 2001	7.80	(.01)	(2.48)	(2.49)	--	--	--

Putnam VT Health Sciences Fund
December 31, 2005	$11.80	$ .05(i)(k)	$1.54	$1.59 $	(.04)	$--	$ --
December 31, 2004	11.04	.04(i)	.76	.80	(.04)	--	--
December 31, 2003	9.37	.07	1.68	1.75	(.08)	--	--
December 31, 2002	11.75	.04	(2.41)	(2.37)	(.01)	--	--
December 31, 2001	14.61	.01	(2.86)	(2.85)	(.01)	--	--

Putnam VT High Yield Fund
December 31, 2005	$ 8.10	$ .56(i)	$(.31)	$.25	$ (.67)	$--	$ --
December 31, 2004	7.97	.58(i)	.24	.82	(.69)	--	--
December 31, 2003	7.08	.65	1.07	1.72	(.83)	--	--
December 31, 2002	8.08	.76	(.78)	(.02)	(.98)	--	--
December 31, 2001	8.98	.91	(.55)	.36	(1.26)	--	--

Putnam VT Income Fund
December 31, 2005	$12.96	$ .52(i)	$(.20)	$.32	$ (.45)	$(.14)	$ --
December 31, 2004	12.91	.38(i)	.22	.60	(.55)	--	--
December 31, 2003	12.95	.46	.13	.59	(.63)	--	--
December 31, 2002	12.65	.64	.33	.97	(.67)	--	--
December 31, 2001	12.61	.70	.21	.91	(.87)	--	--

Putnam VT International Equity Fund
December 31, 2005	$14.80	$ .20(i)(k)	$1.61	$1.81	$ (.25)	$--	$ --
December 31, 2004	12.91	.16(i)	1.95	2.11	(.22)	--	--
December 31, 2003	10.14	.16	2.73	2.89	(.12)	--	--
December 31, 2002	12.42	.13	(2.29)	(2.16)	(.12)	--	--
December 31, 2001	17.72	.13	(3.62)	(3.49)	(.06)	(1.75)	--

Putnam VT International Growth and Income Fund
December 31, 2005	$13.57	$ .23(i)(k)	$1.69	$1.92	$ (.14)	$--	$ --
December 31, 2004	11.35	.14(i)	2.25	2.39	(.17)	--	--
December 31, 2003	8.37	.15	2.99	3.14	(.16)	--	--
December 31, 2002	9.76	.12	(1.44)	(1.32)	(.07)	--	--
December 31, 2001	13.28	.13	(2.80)	(2.67)	(.13)	(.72)	--

Putnam VT International New Opportunities Fund
December 31, 2005	$12.53	$ .17(i)(k)	$2.15	$2.32	$ (.12)	$--	$ --
December 31, 2004	11.16	.11(i)	1.40	1.51	(.14)	--	--
December 31, 2003	8.41	.09	2.71	2.80	(.05)	--	--
December 31, 2002	9.80	.07	(1.38)	(1.31)	(.08)	--	--
December 31, 2001	13.71	.04	(3.95)	(3.91)	--	--	--

Putnam VT Investors Fund
December 31, 2005	$10.04	$ .07(i)(k)	$.82	$.89	$ (.12)	$--	$ --
December 31, 2004	8.95	.11(i)(j)	1.04	1.15	(.06)	--	--
December 31, 2003	7.08	.05	1.87	1.92	(.05)	--	--
December 31, 2002	9.31	.04	(2.24)	(2.20)	(.03)	--	--
December 31, 2001	12.36	.03	(3.07)	(3.04)	(.01)	--	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.46)	$26.51	5.50(k)	$3,688,393	.54(i)	1.61(i)(k)	56.46
(.42)	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
(.42)	23.39	27.69	4,947,556.53		1.85	32.55
(.48)	18.75	(18.79)	4,729,161.52		1.71	36.01
(.70)	23.56	(6.16)	7,216,388.51		1.42	32.75

$(.04)	$4.88	4.34	$24,764	.87(i)	.36(i)(k)	154.79
(.01)	4.72	2.08	31,196	.90(i)	.76(i)(j)	57.02
--	4.63	23.47	38,470.96		.17	59.00
--	3.75	(29.38)	32,235.96		.03	63.30
--	5.31	(31.92)	55,646.85		(.19)	83.13

$(.04)	$13.35	13.50	$160,324	.81(i)	.43(i)(k)	30.98
(.04)	11.80	7.30	171,982	.85(i)	.39(i)	47.82
(.08)	11.04	18.80	200,054.84		.39	63.66
(.01)	9.37	(20.21)	212,783.83		.39	74.33
(.01)	11.75	(19.53)	342,488.79		.09	53.20

$(.67)	$7.68	3.47	$460,707	.76(i)	7.27(i)	43.21
(.69)	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
(.83)	7.97	26.68	594,299.78		8.86	75.01
(.98)	7.08	(0.52)	526,885.78		10.55	68.41
(1.26)	8.08	4.00	647,505.76		10.99	81.97

$(.59)	$12.69	2.60	$530,341	.61(i)	4.06(i)	336.25(l)
(.55)	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
(.63)	12.91	4.70	765,119.68		3.61	287.19
(.67)	12.95	8.09	919,294.68		5.10	399.61(f )
(.87)	12.65	7.53	879,911.68		5.60	250.79(f )

$(.25)	$16.36	12.46	$377,816	.93(i)	1.37(i)(k)	86.02
(.22)	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
(.12)	12.91	28.91	444,329.94		1.50	71.14
(.12)	10.14	(17.60)	430,607.99		1.17	53.20(g)
(1.81)	12.42	(20.41)	521,192.94		.93	69.81

$(.14)	$15.35	14.33	$264,352	1.01(i)	1.68(i)(k)	74.48
(.17)	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
(.16)	11.35	38.37	227,237	1.02	1.70	71.71
(.07)	8.37	(13.67)	201,168	1.00	1.34	99.21
(.85)	9.76	(20.67)	273,298.98		1.26	154.29

$(.12)	$14.73	18.64(k)	$101,535	1.21(i)	1.27(i)(k)	91.01
(.14)	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
(.05)	11.16	33.59	98,339	1.26	1.00	135.90
(.08)	8.41	(13.46)	91,939	1.27	.82	136.66
--	9.80	(28.52)	140,731	1.24	.35	198.97

$(.12)	$10.81	9.03	$292,017	.75(i)	.66(i)(k)	113.81
(.06)	10.04	12.95	326,879	.76(i)	1.21(i)(j)	84.91
(.05)	8.95	27.39	353,033.75		.71	73.32
(.03)	7.08	(23.68)	341,675.72		.56	122.88
(.01)	9.31	(24.61)	597,312.66		.23	98.05

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Mid Cap Value Fund
December 31, 2005	$14.73	$.09(i)(k)	$ 1.74	$1.83	$(.06)	$(.27)	$ --
December 31, 2004	12.79	.09(i)	1.92	2.01	--	(.07)	--
December 31, 2003**	10.00	.07(i)	2.83	2.90	(.04)	(.07)	--

Putnam VT Money Market Fund
December 31, 2005	$ 1.00	$.0275(i)	$ --	$.0275	$(.0275)	$--	$ --
December 31, 2004	1.00	.0091(i)	--(h)	.0091	(.0091)	--	--
December 31, 2003	1.00	.0076	--(h)	.0076	(.0076)	--	--
December 31, 2002	1.00	.0145	--(h)	.0145	(.0145)	--	--
December 31, 2001	1.00	.0392	--	.0392	(.0392)	--	--

Putnam VT New Opportunities Fund
December 31, 2005	$17.05	$.03(i)(k)	$ 1.72	$1.75	$(.06)	$--	$ --
December 31, 2004	15.43	.05(i)(j)	1.57	1.62	--	--	--
December 31, 2003	11.62	(.02)	3.83	3.81	--	--	--
December 31, 2002	16.67	(.03)	(5.02)	(5.05)	--	--	--
December 31, 2001	29.89	(.04)	(8.76)	(8.80)	--	(4.42)	--(e)

Putnam VT New Value Fund
December 31, 2005	$16.43	$.22(i)(k)	$ .78	$1.00	$(.18)	$--	$ --
December 31, 2004	14.34	.18(i)	2.06	2.24	(.15)	--	--
December 31, 2003	10.98	.15	3.39	3.54	(.18)	--	--
December 31, 2002	13.47	.16	(2.14)	(1.98)	(.13)	(.38)	--
December 31, 2001	13.52	.18	.28	.46	(.14)	(.37)	--

Putnam VT OTC & Emerging Growth Fund
December 31, 2005	$6.05	$(.02)(i)(k)	$ .52	$.50	$--	$--	$ --
December 31, 2004	5.56	(.03)(i)	.52	.49	--	--	--
December 31, 2003	4.09	(.03)	1.50	1.47	--	--	--
December 31, 2002	6.02	(.03)	(1.90)	(1.93)	--	--	--
December 31, 2001	11.06	(.05)	(4.99)	(5.04)	--	--	--

Putnam VT Research Fund
December 31, 2005	$11.44	$.08(i)(k)	$ .51	$.59	$(.12)	$--	$ --
December 31, 2004	10.63	.11(i)(j)	.72	.83	(.02)	--	--
December 31, 2003	8.51	.07	2.10	2.17	(.05)	--	--
December 31, 2002	10.99	.06	(2.47)	(2.41)	(.07)	--	--
December 31, 2001	14.32	.08	(2.73)	(2.65)	(.05)	(.63)	--

Putnam VT Small Cap Value Fund
December 31, 2005	$22.95	$.14(i)(k)	$ 1.41	$1.55	$(.09)	$(1.30)	$ --
December 31, 2004	18.23	.09(i)	4.73	4.82	(.10)	--	--
December 31, 2003	12.23	.11	5.97	6.08	(.08)	--	--
December 31, 2002	15.09	.08	(2.76)	(2.68)	(.04)	(.14)	--
December 31, 2001	12.81	.08	2.27	2.35	--(e)	(.07)	--

Putnam VT Utilities Growth and Income Fund
December 31, 2005	$13.59	$.36(i)(k)	$ .82	$1.18	$(.30)	$--	$ --
December 31, 2004	11.43	.30(i)	2.15	2.45	(.29)	--	--
December 31, 2003	9.57	.28	1.99	2.27	(.41)	--	--
December 31, 2002	12.97	.35	(3.35)	(3.00)	(.40)	--	--
December 31, 2001	18.13	.36	(4.17)	(3.81)	(.50)	(.85)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.33)	$16.23	12.71	$58,861	.93(i)	.60(i)(k)	87.42
(.07)	14.73	15.75	35,819	.97(i)	.65(i)	145.30
(.11)	12.79	29.01*	16,499	.74(i)*	.60(i)*	117.37*

$(.0275)	$1.00	2.79	$211,665	.53(i)	2.71(i)	--
(.0091)	1.00	.91	264,971	.53(i)	.87(i)	--
(.0076)	1.00	.76	457,943.49		.77	--
(.0145)	1.00	1.46	794,448.48		1.45	--
(.0392)	1.00	3.99	893,647.45		3.75	--

$(.06)	$18.74	10.32(k)	$1,352,498	.66(i)	.18(i)(k)	56.12
--	17.05	10.50	1,621,906	.69(i)	.33(i)(j)	115.82
--	15.43	32.79	1,826,123.67		(.11)	44.22
--	11.62	(30.29)	1,664,685.63		(.19)	68.82
(4.42)	16.67	(29.99)	3,058,087.59		(.21)	72.16

$(.18)	$17.25	6.13(k)	$417,948	.76(i)	1.32(i)(k)	55.58
(.15)	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
(.18)	14.34	32.86	416,273.79		1.24	59.50
(.51)	10.98	(15.44)	366,623.78		1.37	60.33
(.51)	13.47	3.53	455,975.79		1.32	74.80

$--	$6.55	8.26	$50,877	.91(i)	(.29)(i)(k)	147.92
--	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
--	5.56	35.94	73,227.89		(.62)	71.72
--	4.09	(32.06)	61,535.90		(.72)	68.02
--	6.02	(45.57)	107,050.85		(.63)	116.66

$(.12)	$11.91	5.26(k)	$87,728	.79(i)	.71(i)(k)	94.51
(.02)	11.44	7.79	110,116	.80(i)	1.05(i)(j)	106.08
(.05)	10.63	25.69	128,360.79		.82	116.88
(.07)	8.51	(22.06)	127,084.78		.64	154.60
(.68)	10.99	(18.62)	197,443.74		.67	146.42

$(1.39)	$23.11	7.30	$291,615	.84(i)	.62(i)(k)	42.50
(.10)	22.95	26.54	348,938	.87(i)	.48(i)	39.27
(.08)	18.23	50.06	290,933.91		.77	36.14
(.18)	12.23	(18.06)	215,964.92		.57	51.54
(.07)	15.09	18.42	231,329.94		.56	36.65

$(.30)	$14.47	8.87(k)	$320,176	.84(i)	2.54(i)(k)	37.69
(.29)	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
(.41)	11.43	25.00	352,531.83		2.84	38.45
(.40)	9.57	(23.83)	355,128.79		3.23	42.68
(1.35)	12.97	(22.11)	631,897.73		2.45	93.13

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Vista Fund
December 31, 2005	$12.58	$ --(e)(i)(k)	$ 1.57	$1.57	$--	$ --	$ --
December 31, 2004	10.58	(.03)(i)	2.03	2.00	--	--	--
December 31, 2003	7.93	(.02)	2.67	2.65	--	--	--
December 31, 2002	11.40	(.03)	(3.44)	(3.47)	--	--	--
December 31, 2001	19.65	(.02)	(6.47)	(6.49)	--	(1.76)	--(e)

Putnam VT Voyager Fund
December 31, 2005	$27.37	$ .09(i)(k)	$ 1.51	$1.60	$(.25)	$ --	$ --
December 31, 2004	26.10	.21(i)(j)	1.18	1.39	(.12)	--	--
December 31, 2003	21.00	.10	5.15	5.25	(.15)	--	--
December 31, 2002	28.72	.12	(7.63)	(7.51)	(.21)	--	--
December 31, 2001	48.82	.20	(10.65)	(10.45)	(.05)	(9.60)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$--	$14.15	12.48	$ 234,261	.74(i)	(.01)(i)(k)	71.15
--	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
--	10.58	33.42	263,268.76		(.21)	90.84
--	7.93	(30.44)	234,249.74		(.28)	78.14
(1.76)	11.40	(33.34)	443,879.67		(.18)	112.81

$(.25)	$28.72	5.94(k)	$ 1,801,387	.63(i)	.35(i)(k)	119.09
(.12)	27.37	5.34	2,357,097	.64(i)	.81(i)(j)	48.94
(.15)	26.10	25.16	2,799,625.62		.45	47.37
(.21)	21.00	(26.34)	2,740,121.60		.51	90.52
(9.65)	28.72	(22.24)	4,784,868.57		.61	105.03

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net	From
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return
	Beginning	Investment	on	Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital

Putnam VT American Government Income Fund
December 31, 2005	$11.71	$.38(i)	$ (.22)	$ .16	$(.38)	$(.03)	$ --
December 31, 2004	12.02	.28(i)	.04	.32	(.45)	(.18)	--
December 31, 2003	12.30	.25	(.07)	.18	(.23)	(.23)	--
December 31, 2002	11.59	.37	.62	.99	(.28)	--	--
December 31, 2001	10.87	.47	.25	.72	--	--(e)	--

Putnam VT Capital Appreciation Fund
December 31, 2005	$ 8.66	$.01(i)(k)	$ .67	$ .68	$(.04)	$--	$ --
December 31, 2004	7.55	.04(i)(j)	1.07	1.11	--	--	--
December 31, 2003	6.05	(.01)	1.51	1.50	--	--	--
December 31, 2002	7.80	--(e)	(1.74)	(1.74)	(.01)	--	--(e)
December 31, 2001	9.06	(.01)	(1.25)	(1.26)	--	--	--

Putnam VT Capital Opportunities Fund
December 31, 2005	$14.40	$.02(i)(k)	$ 1.43	$ 1.45	$--	$(.06)	$ --
December 31, 2004	12.72	.05(i)	2.24	2.29	(.03)	(.58)	--
December 31, 2003**	10.00	(.03)(i)	3.03	3.00	--	(.28)	--

Putnam VT Discovery Growth Fund
December 31, 2005	$ 4.97	$ (.02)(i)(k)	$ .38	$ .36	$--	$--	$ --
December 31, 2004	4.62	(.02)(i)(j)	.37	.35	--	--	--
December 31, 2003	3.50	(.03)	1.15	1.12	--	--	--
December 31, 2002	4.97	(.05)	(1.42)	(1.47)	--	--	--
December 31, 2001	7.18	(.07)	(2.14)	(2.21)	--	--	--

Putnam VT Diversified Income Fund
December 31, 2005	$ 9.17	$.41(i)	$ (.15)	$ .26	$(.67)	$--	$ --
December 31, 2004	9.24	.48(i)	.32	.80	(.87)	--	--
December 31, 2003	8.49	.60	.96	1.56	(.81)	--	--
December 31, 2002	8.75	.68	(.18)	.50	(.76)	--	--
December 31, 2001	9.11	.76	(.45)	.31	(.67)	--	--

Putnam VT Equity Income Fund
December 31, 2005	$13.49	$.19(i)(k)	$ .52	$ .71	$(.13)	$(.18)	$ --
December 31, 2004	12.08	.19(i)	1.24	1.43	--	(.02)	--
December 31, 2003**	10.00	.09(i)	2.05	2.14	(.04)	(.02)	--

Putnam VT The George Putnam Fund of Boston
December 31, 2005	$11.55	$.25(i)(k)	$ .19	$ .44	$(.23)	$--	$ --
December 31, 2004	10.88	.21(i)	.67	.88	(.21)	--	--
December 31, 2003	9.54	.20	1.38	1.58	(.24)	--	--
December 31, 2002	10.69	.26	(1.17)	(.91)	(.24)	--	--
December 31, 2001	10.94	.29	(.25)	.04	(.29)	--	--

Putnam VT Global Asset Allocation Fund
December 31, 2005	$14.25	$.26(i)(k)	$ .72	$ .98	$(.17)	$--	$ --
December 31, 2004	13.45	.20(i)	1.00	1.20	(.40)	--	--
December 31, 2003	11.51	.20	2.21	2.41	(.47)	--	--
December 31, 2002	13.37	.23	(1.86)	(1.63)	(.23)	--	--
December 31, 2001	16.67	.32	(1.77)	(1.45)	(.16)	(1.69)	--

Putnam VT Global Equity Fund
December 31, 2005	$10.24	$.09(i)(k)	$ .80	$ .89	$(.08)	$ --	$ --
December 31, 2004	9.19	.08(i)	1.16	1.24	(.19)	--	--
December 31, 2003	7.19	.07	2.01	2.08	(.08)	--	--
December 31, 2002	9.27	.05	(2.12)	(2.07)	(.01)	--	--
December 31, 2001	18.02	--(e)	(5.14)	(5.14)	--	(3.61)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.41)	$11.46	1.35	$74,858	.89(i)	3.32(i)	419.62(l)
(.63)	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
(.46)	12.02	1.56	107,751.99		2.09	553.08
(.28)	12.30	8.77	164,573.99		3.13	517.44(f )
--(e)	11.59	6.64	73,366.99		4.12	262.05(f )

$(.04)	$9.30	7.88	$23,072	1.13(i)	.15(i)(k)	132.25
--	8.66	14.70	23,302	1.15(i)	.51(i)(j)	139.79
--	7.55	24.79	20,315	1.31	(.20)	143.90
(.01)	6.05	(22.35)	14,021	1.38	.05	166.36
--	7.80	(13.91)	9,784	1.57	(.13)	101.98

$(.06)	$15.79	10.16	$15,049	1.17(i)	.11(i)(k)	133.38
(.61)	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
(.28)	12.72	30.05*	4,737	.88(i)*	(.18)(i)*	163.05*

$--	$5.33	7.24	$27,155	1.13(i)	(.34)(i)(k)	147.47
--	4.97	7.58	34,186	1.19(i)	(.48)(i)(j)	106.52
--	4.62	32.00	35,091	1.33	(.83)	81.55
--	3.50	(29.58)	24,082	1.81	(1.36)	92.27(g)
--	4.97	(30.78)	13,245	1.84	(1.34)	109.55

$(.67)	$8.76	3.05	$160,295	1.04(i)	4.70(i)	115.07(l)
(.87)	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
(.81)	9.24	19.91	141,644	1.07	6.86	104.06
(.76)	8.49	6.03	102,982	1.07	8.20	176.17(f )
(.67)	8.75	3.51	92,828	1.01	8.58	139.13(f )

$(.31)	$13.89	5.43	$82,356	1.06(i)	1.40(i)(k)	59.47
(.02)	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
(.06)	12.08	21.39*	22,804	.88(i)*	.76(i)*	113.49*

$(.23)	$11.76	3.91	$301,779	.97(i)	2.18(i)(k)	139.50
(.21)	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
(.24)	10.88	17.04	254,106.98		2.00	144.47
(.24)	9.54	(8.75)	178,710	1.00	2.58	128.14(f )
(.29)	10.69	0.46	156,821.98		2.69	334.64(f )

$(.17)	$15.06	6.97	$66,485	1.15(i)	1.80(i)(k)	144.67(l)
(.40)	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
(.47)	13.45	21.90	32,588	1.20	1.63	155.21
(.23)	11.51	(12.46)	21,758	1.16	1.87	105.04
(1.85)	13.37	(8.58)	24,735	1.06	2.29	187.96(f )

$(.08)	$11.05	8.78(k)	$71,310	1.17(i)	.82(i)(k)	75.73
(.19)	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
(.08)	9.19	29.23	74,972	1.17	.95	88.32
(.01)	7.19	(22.39)	65,834	1.14	.69	173.27
(3.61)	9.27	(29.76)	92,817	1.04	(.02)	186.11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net	From
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return
	Beginning	Investment	on	Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital

Putnam VT Growth and Income Fund
December 31, 2005	$25.44	$.35(i)(k)	$.95	$1.30	$ (.39)	$--	$ --
December 31, 2004	23.26	.34(i)	2.21	2.55	(.37)	--	--
December 31, 2003	18.64	.32	4.67	4.99	(.37)	--	--
December 31, 2002	23.44	.31	(4.67)	(4.36)	(.32)	(.12)	--
December 31, 2001	25.76	.29	(1.93)	(1.64)	(.39)	(.29)	--

Putnam VT Growth Opportunities Fund
December 31, 2005	$ 4.67	$.01(i)(k)	$.18	$.19	$ (.03)	$--	$ --
December 31, 2004	4.59	.02(i)(j)	.06	.08	--	--	--
December 31, 2003	3.73	--(e)	.86	.86	--	--	--
December 31, 2002	5.29	(.01)	(1.55)	(1.56)	--	--	--
December 31, 2001	7.79	(.02)	(2.48)	(2.50)	--	--	--

Putnam VT Health Sciences Fund
December 31, 2005	$11.73	$.02(i)(k)	$1.53	$1.55	$ (.01)	$--	$ --
December 31, 2004	10.97	.01(i)	.77	.78	(.02)	--	--
December 31, 2003	9.32	.02	1.69	1.71	(.06)	--	--
December 31, 2002	11.70	.01	(2.39)	(2.38)	--	--	--
December 31, 2001	14.58	(.02)	(2.86)	(2.88)	--	--	--

Putnam VT High Yield Fund
December 31, 2005	$ 8.05	$.53(i)	$(.31)	$.22	$ (.65)	$--	$ --
December 31, 2004	7.94	.55(i)	.23	.78	(.67)	--	--
December 31, 2003	7.05	.62	1.09	1.71	(.82)	--	--
December 31, 2002	8.06	.74	(.78)	(.04)	(.97)	--	--
December 31, 2001	8.97	.88	(.54)	.34	(1.25)	--	--

Putnam VT Income Fund
December 31, 2005	$12.88	$.48(i)	$(.20)	$.28	$ (.41)	$(.14)	$ --
December 31, 2004	12.84	.34(i)	.22	.56	(.52)	--	--
December 31, 2003	12.89	.42	.13	.55	(.60)	--	--
December 31, 2002	12.60	.60	.35	.95	(.66)	--	--
December 31, 2001	12.58	.65	.23	.88	(.86)	--	--

Putnam VT International Equity Fund
December 31, 2005	$14.71	$.16(i)(k)	$1.61	$1.77	$ (.22)	$--	$ --
December 31, 2004	12.85	.12(i)	1.94	2.06	(.20)	--	--
December 31, 2003	10.09	.13	2.73	2.86	(.10)	--	--
December 31, 2002	12.36	.10	(2.28)	(2.18)	(.09)	--	--
December 31, 2001	17.67	.09	(3.61)	(3.52)	(.04)	(1.75)	--

Putnam VT International Growth and Income Fund
December 31, 2005	$13.51	$.19(i)(k)	$1.70	$1.89	$ (.12)	$--	$ --
December 31, 2004	11.31	.11(i)	2.24	2.35	(.15)	--	--
December 31, 2003	8.35	.13	2.97	3.10	(.14)	--	--
December 31, 2002	9.73	.09	(1.42)	(1.33)	(.05)	--	--
December 31, 2001	13.25	.11	(2.79)	(2.68)	(.12)	(.72)	--

Putnam VT International New Opportunities Fund
December 31, 2005	$12.47	$.13(i)(k)	$2.15	$2.28	$ (.09)	$--	$ --
December 31, 2004	11.11	.08(i)	1.39	1.47	(.11)	--	--
December 31, 2003	8.37	.07	2.70	2.77	(.03)	--	--
December 31, 2002	9.75	.05	(1.37)	(1.32)	(.06)	--	--
December 31, 2001	13.67	.02	(3.94)	(3.92)	--	--	--

Putnam VT Investors Fund
December 31, 2005	$ 9.99	$.04(i)(k)	$.83	$.87	$ (.10)	$--	$ --
December 31, 2004	8.91	.09(i)(j)	1.03	1.12	(.04)	--	--
December 31, 2003	7.04	.03	1.87	1.90	(.03)	--	--
December 31, 2002	9.26	.03	(2.24)	(2.21)	(.01)	--	--
December 31, 2001	12.31	.01	(3.06)	(3.05)	--	--	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.39)	$26.35	5.23(k)	$811,652	.79(i)	1.37(i)(k)	56.46
(.37)	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
(.37)	23.26	27.38	828,558.78		1.60	32.55
(.44)	18.64	(18.99)	612,170.77		1.47	36.01
(.68)	23.44	(6.39)	709,842.73		1.22	32.75

$(.03)	$4.83	4.11	$32,082	1.12(i)	.11(i)(k)	154.79
--	4.67	1.74	36,059	1.15(i)	.55(i)(j)	57.02
--	4.59	23.06	37,906	1.21	(.08)	59.00
--	3.73	(29.49)	31,065	1.21	(.21)	63.30
--	5.29	(32.09)	44,521	1.07	(.39)	83.13

$(.01)	$13.27	13.20	$189,476	1.06(i)	.17(i)(k)	30.98
(.02)	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
(.06)	10.97	18.39	161,036	1.09	.11	63.66
--	9.32	(20.34)	119,828	1.08	.13	74.33
--	11.70	(19.75)	128,067	1.01	(.13)	53.20

$(.65)	$7.62	3.10	$170,165	1.01(i)	7.02(i)	43.21
(.67)	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
(.82)	7.94	26.54	159,069	1.03	8.44	75.01
(.97)	7.05	(0.85)	79,036	1.03	10.38	68.41
(1.25)	8.06	3.78	64,972.98		10.71	81.97

$(.55)	$12.61	2.36	$292,152	.86(i)	3.81(i)	336.25(l)
(.52)	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
(.60)	12.84	4.43	262,067.93		3.29	287.19
(.66)	12.89	7.89	215,874.93		4.79	399.61(f )
(.86)	12.60	7.30	144,380.90		5.26	250.79(f )

$(.22)	$16.26	12.20	$621,897	1.18(i)	1.06(i)(k)	86.02
(.20)	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
(.10)	12.85	28.65	510,055	1.19	1.15	71.14
(.09)	10.09	(17.75)	308,970	1.24	.91	53.20(g)
(1.79)	12.36	(20.61)	252,647	1.16	.66	69.81

$(.12)	$15.28	14.10	$102,596	1.26(i)	1.40(i)(k)	74.48
(.15)	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
(.14)	11.31	37.85	63,651	1.27	1.39	71.71
(.05)	8.35	(13.77)	45,744	1.25	1.03	99.21
(.84)	9.73	(20.81)	41,771	1.20	1.02	154.29

$(.09)	$14.66	18.36(k)	$151,178	1.46(i)	1.01(i)(k)	91.01
(.11)	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
(.03)	11.11	33.21	144,493	1.51	.74	135.90
(.06)	8.37	(13.63)	122,332	1.52	.56	136.66
--	9.75	(28.68)	159,227	1.46	.14	198.97

$(.10)	$10.76	8.81	$221,847	1.00(i)	.41(i)(k)	113.81
(.04)	9.99	12.64	226,738	1.01(i)	.98(i)(j)	84.91
(.03)	8.91	27.14	220,061	1.00	.46	73.32
(.01)	7.04	(23.87)	180,341.97		.32	122.88
--	9.26	(24.78)	261,025.88		.02	98.05

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net	From
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return
	Beginning	Investment	on	Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital

Putnam VT Mid Cap Value Fund
December 31, 2005	$14.68	$.05(i)(k)	$1.73	$1.78	$(.03)	$(.27)	$ --
December 31, 2004	12.78	.05(i)	1.92	1.97	--	(.07)	--
December 31, 2003**	10.00	.05(i)	2.83	2.88	(.03)	(.07)	--

Putnam VT Money Market Fund
December 31, 2005	$ 1.00	$.0250(i)	$--	$.0250	$(.0250)	$--	$ --
December 31, 2004	1.00	.0066(i)	--(h)	.0066	(.0066)	--	--
December 31, 2003	1.00	.0051	--(h)	.0051	(.0051)	--	--
December 31, 2002	1.00	.0120	--(h)	.0120	(.0120)	--	--
December 31, 2001	1.00	.0370	--	.0370	(.0370)	--	--

Putnam VT New Opportunities Fund
December 31, 2005	$16.80	$(.01)(i)(k)	$1.69	$1.68	$(.02)	$--	$ --
December 31, 2004	15.23	.01(i)(j)	1.56	1.57	--	--	--
December 31, 2003	11.50	(.05)	3.78	3.73	--	--	--
December 31, 2002	16.55	(.06)	(4.99)	(5.05)	--	--	--
December 31, 2001	29.77	(.08)	(8.72)	(8.80)	--	(4.42)	--(e)

Putnam VT New Value Fund
December 31, 2005	$16.33	$.18(i)(k)	$.77	$.95	$(.14)	$--	$ --
December 31, 2004	14.27	.14(i)	2.05	2.19	(.13)	--	--
December 31, 2003	10.93	.12	3.37	3.49	(.15)	--	--
December 31, 2002	13.42	.14	(2.14)	(2.00)	(.11)	(.38)	--
December 31, 2001	13.49	.14	.29	.43	(.13)	(.37)	--

Putnam VT OTC & Emerging Growth Fund
December 31, 2005	$ 5.98	$(.03)(i)(k)	$.50	$.47	$--	$--	$ --
December 31, 2004	5.51	(.04)(i)	.51	.47	--	--	--
December 31, 2003	4.06	(.04)	1.49	1.45	--	--	--
December 31, 2002	5.99	(.05)	(1.88)	(1.93)	--	--	--
December 31, 2001	11.03	(.06)	(4.98)	(5.04)	--	--	--

Putnam VT Research Fund
December 31, 2005	$11.38	$.05(i)(k)	$.50	$.55	$(.09)	$--	$ --
December 31, 2004	10.58	.09(i)(j)	.71	.80	--	--	--
December 31, 2003	8.47	.05	2.09	2.14	(.03)	--	--
December 31, 2002	10.94	.04	(2.46)	(2.42)	(.05)	--	--
December 31, 2001	14.28	.05	(2.72)	(2.67)	(.04)	(.63)	--

Putnam VT Small Cap Value Fund
December 31, 2005	$22.79	$.09(i)(k)	$1.39	$1.48	$(.04)	$(1.30)	$ --
December 31, 2004	18.12	.05(i)	4.69	4.74	(.07)	--	--
December 31, 2003	12.16	.08	5.93	6.01	(.05)	--	--
December 31, 2002	15.03	.05	(2.75)	(2.70)	(.03)	(.14)	--
December 31, 2001	12.79	.04	2.27	2.31	--(e)	(.07)	--

Putnam VT Utilities Growth and Income Fund
December 31, 2005	$13.54	$.32(i)(k)	$.82	$1.14	$(.27)	$--	$ --
December 31, 2004	11.39	.27(i)	2.14	2.41	(.26)	--	--
December 31, 2003	9.52	.26	1.99	2.25	(.38)	--	--
December 31, 2002	12.92	.32	(3.35)	(3.03)	(.37)	--	--
December 31, 2001	18.09	.33	(4.16)	(3.83)	(.49)	(.85)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.30)	$16.16	12.44	$25,306	1.18(i)	.36(i)(k)	87.42
(.07)	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
(.10)	12.78	28.83*	6,703	.91(i)*	.45(i)*	117.37*

$(.0250)	$1.00	2.53	$134,800	.78(i)	2.54(i)	--
(.0066)	1.00	.66	108,012	.78(i)	.66(i)	--
(.0051)	1.00	.51	121,504.74		.51	--
(.0120)	1.00	1.20	154,358.73		1.19	--
(.0370)	1.00	3.76	154,176.67		3.51	--

$(.02)	$18.46	10.00(k)	$159,861	.91(i)	(.07)(i)(k)	56.12
--	16.80	10.31	171,305	.94(i)	.09(i)(j)	115.82
--	15.23	32.44	176,316.92		(.36)	44.22
--	11.50	(30.51)	125,829.88		(.44)	68.82
(4.42)	16.55	(30.14)	200,041.81		(.43)	72.16

$(.14)	$17.14	5.89(k)	$249,039	1.01(i)	1.09(i)(k)	55.58
(.13)	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
(.15)	14.27	32.48	149,367	1.04	.99	59.50
(.49)	10.93	(15.60)	99,692	1.03	1.16	60.33
(.50)	13.42	3.32	88,543	1.01	1.10	74.80

$--	$6.45	7.86	$36,939	1.16(i)	(.54)(i)(k)	147.92
--	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
--	5.51	35.71	43,220	1.14	(.87)	71.72
--	4.06	(32.22)	32,536	1.15	(.97)	68.02
--	5.99	(45.69)	55,209	1.07	(.86)	116.66

$(.09)	$11.84	4.92(k)	$114,612	1.04(i)	.47(i)(k)	94.51
--	11.38	7.56	126,286	1.05(i)	.82(i)(j)	106.08
(.03)	10.58	25.32	125,821	1.04	.56	116.88
(.05)	8.47	(22.20)	101,445	1.03	.41	154.60
(.67)	10.94	(18.83)	119,888.96		.46	146.42

$(1.34)	$22.93	7.03	$552,682	1.09(i)	.40(i)(k)	42.50
(.07)	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
(.05)	18.12	49.65	332,094	1.16	.53	36.14
(.17)	12.16	(18.27)	191,497	1.17	.36	51.54
(.07)	15.03	18.13	130,991	1.16	.33	36.65

$(.27)	$14.41	8.58(k)	$59,243	1.09(i)	2.28(i)(k)	37.69
(.26)	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
(.38)	11.39	24.82	48,653	1.08	2.57	38.45
(.37)	9.52	(24.09)	39,574	1.04	2.99	42.68
(1.34)	12.92	(22.28)	59,284.95		2.23	93.13

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net	From
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return
	Beginning	Investment	on	Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital

Putnam VT Vista Fund
December 31, 2005	$12.43	$(.03)(i)(k)	$ 1.54	$1.51	$--	$ --	$ --
December 31, 2004	10.48	(.06)(i)	2.01	1.95	--	--	--
December 31, 2003	7.87	(.04)	2.65	2.61	--	--	--
December 31, 2002	11.34	(.05)	(3.42)	(3.47)	--	--	--
December 31, 2001	19.60	(.05)	(6.45)	(6.50)	--	(1.76)	--(e)

Putnam VT Voyager Fund
December 31, 2005	$27.20	$.02(i)(k)	$ 1.51	$1.53	$(.18)	$ --	$ --
December 31, 2004	25.96	.15(i)(j)	1.15	1.30	(.06)	--	--
December 31, 2003	20.87	.04	5.14	5.18	(.09)	--	--
December 31, 2002	28.56	.06	(7.60)	(7.54)	(.15)	--	--
December 31, 2001	48.64	.13	(10.61)	(10.48)	--	(9.60)	--

See page 314 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$--	$13.94	12.15	$258,209	.99(i)	(.25)(i)(k)	71.15
--	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
--	10.48	33.16	240,752	1.01	(.46)	90.84
--	7.87	(30.60)	189,445.99		(.53)	78.14
(1.76)	11.34	(33.50)	293,140.89		(.39)	112.81

$(.18)	$28.55	5.69(k)	$485,323	.88(i)	.08(i)(k)	119.09
(.06)	27.20	5.03	518,951	.89(i)	.60(i)(j)	48.94
(.09)	25.96	24.91	509,892.87		.19	47.37
(.15)	20.87	(26.53)	362,402.85		.26	90.52
(9.60)	28.56	(22.41)	481,526.79		.39	105.03

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST Notes to Financial Highlights December 31, 2005

* Not annualized.

** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) For all funds other than Putnam VT Money Market Fund, per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on average net assets (Notes 2 and 5).

	12/31/05	12/31/04	12/31/03
	-----------	-----------	-----------
Putnam VT American Government Income Fund	0.17%	0.13%	--
Putnam VT Capital Appreciation Fund	0.12%	0.13%	--
Putnam VT Capital Opportunities Fund	0.24%	0.44%	0.61%
Putnam VT Discovery Growth Fund	0.29%	0.14%	--
Putnam VT Diversified Income Fund	0.03%	0.03%	--
Putnam VT Equity Income Fund	0.01%	0.03%	0.18%
Putnam VT The George Putnam Fund of Boston	0.01%	0.01%	--
Putnam VT Global Asset Allocation Fund	0.01%	0.01%	--
Putnam VT Global Equity Fund	<0.01%	<0.01%	--
Putnam VT Growth and Income Fund	<0.01%	<0.01%	--
Putnam VT Growth Opportunities Fund	0.13%	0.05%	--
Putnam VT Health Sciences Fund	<0.01%	<0.01%	--
Putnam VT High Yield Fund	0.02%	<0.01%	--
Putnam VT Income Fund	0.10%	0.04%	--
Putnam VT International Equity Fund	<0.01%	<0.01%	--
Putnam VT International Growth and Income Fund	<0.01%	<0.01%	--
Putnam VT International New Opportunities Fund	0.04%	0.01%	--
Putnam VT Investors Fund	<0.01%	<0.01%	--
Putnam VT Mid Cap Value Fund	0.02%	0.07%	0.54%
Putnam VT Money Market Fund	0.03%	0.02%	--
Putnam VT New Opportunities Fund	<0.01%	<0.01%	--
Putnam VT New Value Fund	<0.01%	<0.01%	--
Putnam VT OTC & Emerging Growth Fund	<0.01%	0.01%	--
Putnam VT Research Fund	<0.01%	<0.01%	--
Putnam VT Small Cap Value Fund	<0.01%	<0.01%	--
Putnam VT Utilities Growth and Income Fund	<0.01%	<0.01%	--
Putnam VT Vista Fund	<0.01%	<0.01%	--
Putnam VT Voyager Fund	<0.01%	<0.01%	--

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds’ class IA and class IB shares reflect a special dividend received by the following funds which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.

	Net investment	Ratio of net
	income (loss)	investment
	per share	income (loss)
	------------------	------------------
Putnam VT Capital Appreciation Fund	$0.02	0.31%
Putnam VT Discovery Growth Fund	0.01	0.14%
Putnam VT Growth Opportunities Fund	0.03	0.58%
Putnam VT Investors Fund	0.05	0.54%
Putnam VT New Opportunities Fund	0.06	0.37%
Putnam VT Research Fund	0.04	0.34%
Putnam VT Voyager Fund	0.12	0.45%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Notes to Financial Highlights (Continued)

December 31, 2005

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the period ended December 31, 2005 (Note 8).

		Fund’s	per share	% of average	per share	% of average
		distributable	amount for	net assets for	amount for	net assets for
		amount	class IA	class IA	class IB	class IB
		----------------	----------------	----------------	----------------	----------------
	Putnam VT Capital Appreciation Fund	$ 11,448	< $0.01	0.02%	< $0.01	0.02%
	Putnam VT Capital Opportunities Fund	1,393	< $0.01	0.01%	< $0.01	0.01%
	Putnam VT Discovery Growth Fund	14,409	< $0.01	0.03%	< $0.01	0.03%
	Putnam VT Equity Income Fund	2,022	< $0.01	< 0.01%	< $0.01	< 0.01%
	Putnam VT The George Putnam Fund of Boston	89,609	< $0.01	0.01%	< $0.01	0.01%
	Putnam VT Global Asset Allocation Fund	70,231	< $0.01	0.02%	< $0.01	0.02%
	PutnamVT Global Equity Fund	498,461	$0.01	0.08%	$0.01	0.08%
	Putnam VT Growth and Income Fund	1,390,659	$0.01	0.03%	$0.01	0.03%
	Putnam VT Growth Opportunities Fund	20,289	< $0.01	0.03%	< $0.01	0.03%
	Putnam VT Health Sciences Fund	74,608	< $0.01	0.02%	< $0.01	0.02%
	Putnam VT International Equity Fund	24,565	< $0.01	< 0.01%	< $0.01	< 0.01%
	Putnam VT International Growth and Income Fund	26,953	< $0.01	0.01%	< $0.01	0.01%
	Putnam VT International New Opportunities Fund	92,105	$0.01	0.04%	$0.01	0.04%
	Putnam VT Investors Fund	171,614	< $0.01	0.03%	<$0.01	0.03%
	Putnam VT Mid Cap Value Fund	674	< $0.01	<0.01%	< $0.01	<0.01%
	Putnam VT New Opportunities Fund	651,000	$0.01	0.04%	$0.01	0.04%
	Putnam VT New Value Fund	242,461	$0.01	0.04%	$0.01	0.04%
	Putnam VT OTC & Emerging Growth Fund	34,147	< $0.01	0.04%	< $0.01	0.04%
	Putnam VT Research Fund	177,747	$0.01	0.08%	$0.01	0.08%
	Putnam VT Small Cap Value Fund	60,481	< $0.01	0.01%	< $0.01	0.01%
	Putnam VT Utilities Growth and Income Fund	202,935	$0.01	0.05%	$0.01	0.05%
	Putnam VT Vista Fund	153,601	< $0.01	0.03%	< $0.01	0.03%
	Putnam VT Voyager Fund	2,097,095	$0.02	0.08%	$0.02	0.08%

(l)	Portfolio turnover excludes dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Notes to Financial Statements December 31, 2005

NOTE 1 SIGNIFICANT ACCOUNTING POLICIES

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the “fund” or the “funds”), each of which are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Put-nam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that may have a higher rate of default.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service or dealers approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the Trust’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

See sections G, H, I, J, K, L and M with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital, if any, are reflected as a reduction of cost when the amount is conclusively determined.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

For Putnam VT American Government Income Fund, Put-nam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund and Putnam VT Income Fund, securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund and Putnam VT High Yield Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped mortgage-backed securities Certain funds of the Trust invested in stripped mortgage-backed securities, which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Certain funds of the Trust may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments) or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

H) Futures and options contracts During the year ended December 31, 2005, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

I) Total return swap contracts During the year ended December 31, 2005, certain funds of the Trust entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

J) Interest rate swap contracts During the year ended December 31, 2005, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

K) Credit default contracts During the year ended December 31, 2005, certain funds of the Trust entered into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

L) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund, except for Put-nam VT Money Market Fund, may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

N) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending During the year ended December 31, 2005, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. For Putnam VT International Equity Fund and Putnam VT Small Cap Value Fund, certain securities were sold prior to period end and are included in the Receivable for securities sold for each of those funds on the Statement of assets and liabilities. The value of securities loaned and the cash collateral received by those funds with securities out on loan at December 31, 2005, which is pooled with collateral from other Putnam funds into 29 issues (31 issues for Putnam VT Global Asset Allocation Fund and Putnam VT International Equity Fund, and two issues for Putnam VT International New Opportunities Fund) of high-grade short-term investments, amounted to the following:

	Total	Total
Fund Name	Loaned Amount	Cash Collateral
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund	$3,476,046	$3,603,363
Putnam VT Diversified
Income Fund	1,324,425	1,387,620
Putnam VT The George
Putnam Fund of Boston	15,695,029	16,258,280
Putnam VT Global Asset
Allocation Fund	6,968,268	7,215,085
Putnam VT Global Equity Fund	20,660,198	21,527,780
Putnam VT Growth and
Income Fund	51,965,156	53,339,785
Putnam VT Health Sciences Fund	10,690,694	11,033,638
Putnam VT High Yield Fund	1,170,331	1,204,811
Putnam VT International
Equity Fund	15,359,559	16,086,012
Putnam VT International
New Opportunities Fund	581,752	612,250
Putnam VT Investors Fund	50,829,668	52,534,846
Putnam VT New Value Fund	12,292,183	12,603,810
Putnam VT Research Fund	3,750,717	3,893,350
Putnam VT Small Cap Value Fund	62,812,148	65,416,239
Putnam VT Utilities Growth
and Income Fund	19,842,420	20,423,177
Putnam VT Vista Fund	40,944,864	42,592,987
Putnam VT Voyager Fund	64,833,996	67,334,758

Funds not listed had no securities out on loan at December 31, 2005, but may have loaned securities during the year ended December 31, 2005.

P) Federal taxes Each fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2005, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Fund Name	Loss Carryover	Expiration Date
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund	$ 3,460,039	December 31, 2013
Putnam VT Discovery
Growth Fund	2,122,005	December 31, 2008
	707,335	December 31, 2009
	1,163,995	December 31, 2010

Fund Name	Loss Carryover	Expiration Date
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund	$9,003,798	December 31, 2006
	29,253,857	December 31, 2007
	17,509,545	December 31, 2008
	35,797,191	December 31, 2009
	39,497,485	December 31, 2010
	767,398	December 31, 2013
Putnam VT Global Asset
Allocation Fund	45,175,639	December 31, 2010
	6,208,497	December 31, 2011
Putnam VT Global
Equity Fund	626,563,766	December 31, 2009
	194,434,404	December 31, 2010
	1,885,492	December 31, 2011
Putnam VT Growth
Opportunities Fund	5,630,914	December 31, 2008
	61,617,837	December 31, 2009
	26,053,370	December 31, 2010
	4,350,359	December 31, 2011
	2,996,751	December 31, 2012
Putnam VT Health
Sciences Fund	29,021,940	December 31, 2010
	14,247,714	December 31, 2011
Putnam VT High Yield Fund	16,523,488	December 31, 2006
	60,939,752	December 31, 2007
	69,810,807	December 31, 2008
	88,127,331	December 31, 2009
	116,537,335	December 31, 2010
	16,826,743	December 31, 2011
	11,865,538	December 31, 2012
	6,791,657	December 31, 2013
Putnam VT Income Fund	6,801,890	December 31, 2013
Putnam VT International
Equity Fund	6,692,785	December 31, 2008
	2,230,928	December 31, 2009
	2,230,928	December 31, 2010
	35,156,538	December 31, 2011
Putnam VT International
Growth and Income Fund	927,552	December 31, 2010
Putnam VT International
New Opportunities Fund	129,373,083	December 31, 2009
	37,566,266	December 31, 2010
Putnam VT Investors Fund	10,836,227	December 31, 2008
	245,199,480	December 31, 2009
	109,246,178	December 31, 2010
Putnam VT New
Opportunities Fund	522,345,066	December 31, 2009
	625,131,957	December 31, 2010
	74,066,552	December 31, 2011
Putnam VT OTC & Emerging
Growth Fund	114,814,315	December 31, 2008
	207,253,292	December 31, 2009
	46,156,491	December 31, 2010
Putnam VT Research Fund	25,208,787	December 31, 2009
	50,685,433	December 31, 2010
	2,726,975	December 31, 2011
Putnam VT Utilities Growth
and Income Fund	48,535,796	December 31, 2010
	44,040,715	December 31, 2011
Putnam VT Vista Fund	228,353,178	December 31, 2009
	161,305,547	December 31, 2010
	23,278,091	December 31, 2011
Putnam VT Voyager Fund	234,655,224	December 31, 2009
	1,042,501,471	December 31, 2010
	236,200,756	December 31, 2011

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

Q) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. Distributions of capital gains, if any, are paid at least annually. For all other funds, distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and permanent differences for each fund:

Fund Name	Timing differences during the period
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund:	losses on wash sale transactions and realized and unrealized gains and losses on certain futures contracts
Putnam VT Capital Appreciation Fund:	losses on wash sale transactions and nontaxable dividends and income on swap contracts
Putnam VT Capital Opportunities Fund:	losses on wash sale transactions, nontaxable dividends
Putnam VT Discovery Growth Fund:	losses on wash sale transactions, straddle loss deferrals, realized built-in losses and net operating loss
Putnam VT Diversified Income Fund:	losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities and income on swap contracts
Putnam VT Equity Income Fund:	losses on wash sale transactions
Putnam VT The George Putnam Fund of Boston:	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts and income on swap contracts
Putnam VT Global Asset Allocation Fund:	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts, market discount, realized and unrealized gains and losses on passive foreign investment companies, and income on swap contracts
Putnam VT Global Equity Fund:	losses on wash sale transactions, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts
Putnam VT Growth and Income Fund:	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts
Putnam VT Growth Opportunities Fund:	losses on wash sale transactions, nontaxable dividends and income on swap contracts
Putnam VT Health Sciences Fund:	losses on wash sale transactions, foreign taxes paid on capital gains, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts
Putnam VT High Yield Fund:	losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, interest on payment-in-kind securities, amortization and accretion and income on swap contracts
Putnam VT Income Fund:	losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, market discount, income on swap contracts and interest-only securities
Putnam VT International Equity Fund:	losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized gains and losses on certain futures contracts, realized and unrealized gains and losses on passive foreign investments, realized built-in losses and foreign tax credits
Putnam VT International Growth and Income Fund:	losses on wash sale transactions, foreign currency gains and losses and foreign tax credits
Putnam VT International New Opportunities Fund:	losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains and foreign tax credits
Putnam VT Investors Fund:	losses on wash sale transactions, foreign currency gains and losses and realized gains and losses on certain futures contracts
Putnam VT Mid Cap Value Fund:	losses on wash sale transactions, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts
Putnam VT Money Market Fund:	dividends payable
Putnam VT New Opportunities Fund:	losses on wash sale transactions, foreign currency gains and losses and realized gains and losses on certain futures contracts
Putnam VT New Value Fund:	losses on wash sale transactions and nontaxable dividends
Putnam VT OTC & Emerging Growth Fund:	losses on wash sale transactions, realized gains and losses on certain futures contracts and net operating loss
Putnam VT Research Fund:	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts
Putnam VT Small Cap Value Fund:	losses on wash sale transactions and nontaxable dividends
Putnam VT Utilities Growth and Income Fund:	losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized and unrealized gains and losses on certain futures contracts and income on swap contracts
Putnam VT Vista Fund:	losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts and net operating loss
Putnam VT Voyager Fund:	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2005, the funds reclassified the following amounts:

		Accumulated
	Undistributed	Net Realized
	Net	Gain/(Loss) On
	Investment	Investment	Paid-in-
Fund Name	Income/(Loss)	Transactions	Capital
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	$261,569	$ (261,569)	$--
Putnam VT Capital Appreciation Fund	(7,883)	11,591	(3,708)
Putnam VT Capital Opportunities Fund	2,002	6,315	(8,317)
Putnam VT Discovery Growth Fund	118,396	75,762	(194,158)
Putnam VT Diversified Income Fund	4,328,611	(4,339,705)	11,094
Putnam VT Equity Income Fund	(861)	861	--
Putnam VT The George Putnam Fund of Boston	8,861	(8,861)	--
Putnam VT Global Asset Allocation Fund	721,812	(721,812)	--
Putnam VT Global Equity Fund	(2,696,218)	2,696,218	--
Putnam VT Growth and Income Fund	(258,736)	258,712	24
Putnam VT Growth Opportunities Fund	(19,476)	19,476	--
Putnam VT Health Sciences Fund	639,496	(639,496)	--
Putnam VT High Yield Fund	3,943,409	(4,012,703)	69,294
Putnam VT Income Fund	662,887	(662,887)	--
Putnam VT International Equity Fund	2,362,368	(2,362,368)	--
Putnam VT International Growth and Income Fund	(194,439)	194,439	--
Putnam VT International New Opportunities Fund	1,466,858	(1,466,858)	--
Putnam VT Investors Fund	(56,919)	56,919	--
Putnam VT Mid Cap Value Fund	(6,700)	6,700	--
Putnam VT Money Market Fund	--	--	--
Putnam VT New Opportunities Fund	(76,150)	111,806	(35,656)
Putnam VT New Value Fund	(12,612)	12,612	--
Putnam VT OTC & Emerging Growth Fund	355,958	--	(355,958)
Putnam VT Research Fund	(4,202)	4,202	--
Putnam VT Small Cap Value Fund	(357,205)	357,205	--
Putnam VT Utilities Growth and Income Fund	1,323,287	(1,323,287)	--
Putnam VT Vista Fund	654,731	--	(654,731)
Putnam VT Voyager Fund	(486,700)	486,700	--

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

			Net		Capital loss		Cost for
			Unrealized	Undistributed	Carryforward	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Or Undistributed	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	Short-Term Gain	Gain	Purposes
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund	$2,599,916	$(2,240,592)	$359,324	$7,164,804	$(3,460,039)	--	$209,236,784
Putnam VT Capital
Appreciation Fund	6,484,964	(1,776,845)	4,708,119	136,949	2,928,766	$1,631,325	50,371,135
Putnam VT Capital
Opportunities Fund	4,676,691	(1,511,764)	3,164,927	72,144	1,203,005	1,374,311	30,789,540
Putnam VT Discovery
Growth Fund	6,240,284	(831,953)	5,408,331	--	(3,993,335)	--	34,986,001
Putnam VT Diversified Income Fund	16,872,900	(12,894,060)	3,978,840	28,190,024	(131,829,274)	--	549,273,179
Putnam VT Equity Income Fund	21,162,569	(4,817,755)	16,344,814	2,530,235	2,269,469	3,996,215	173,067,599
Putnam VT The George Putnam
Fund of Boston	73,860,447	(15,834,951)	58,025,496	16,875,217	--	22,742,513	669,732,651
Putnam VT Global Asset
Allocation Fund	40,731,289	(9,237,832)	31,493,457	11,612,137	(51,384,136)	--	381,926,435
Putnam VT Global Equity Fund	80,039,279	(15,260,226)	64,779,053	3,350,188	(822,883,662)	--	566,478,023
Putnam VT Growth and
Income Fund	986,201,979	(109,316,430)	876,885,549	75,184,406	--	102,826,042	3,680,563,885
Putnam VT Growth
Opportunities Fund	7,595,511	(823,423)	6,772,088	91,192	(100,649,231)	--	50,168,873

			Net		Capital loss		Cost for
			Unrealized	Undistributed	Carryforward	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Or Undistributed	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	Short-Term Gain	Gain	Purposes
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund	$77,046,668	$(4,689,008)	$72,357,660	$1,349,033	$(43,269,654)	$--	$288,857,783
Putnam VT High Yield Fund	20,862,495	(30,997,286)	(10,134,791)	47,166,398	(387,422,651)	--	630,893,928
Putnam VT Income Fund	5,087,420	(15,646,210)	(10,558,790)	34,817,813	(6,801,890)	--	927,175,307
Putnam VT International
Equity Fund	153,876,714	(10,090,955)	143,785,759	9,982,718	(46,311,179)	--	867,835,920
Putnam VT International
Growth and Income Fund	66,189,770	(5,776,874)	60,412,896	5,244,386	(927,552)	--	306,872,916
Putnam VT International
New Opportunities Fund	43,663,948	(1,798,888)	41,865,060	4,882,080	(166,939,349)	--	210,862,348
Putnam VT Investors Fund	71,934,521	(10,360,136)	61,574,385	2,754,966	(365,281,885)	--	505,261,025
Putnam VT Mid Cap Value Fund	13,290,049	(1,881,266)	11,408,783	335,245	1,455,014	2,627,388	75,070,321
Putnam VT Money Market Fund	--	--	--	15,555	--	--	345,078,924
Putnam VT New Opportunities Fund	261,546,739	(41,819,981)	219,726,758	2,227,706	(1,221,543,575)	--	1,296,794,192
Putnam VT New Value Fund	133,710,414	(11,299,738)	122,410,676	7,916,733	12,530,016	32,324,167	555,692,346
Putnam VT OTC & Emerging
Growth Fund	13,884,754	(1,642,697)	12,242,057	--	(368,224,098)	--	75,955,857
Putnam VT Research Fund	17,879,464	(6,278,526)	11,600,938	1,254,039	(78,621,195)	--	195,188,956
Putnam VT Small Cap Value Fund	249,101,325	(46,162,795)	202,938,530	3,473,232	17,092,862	71,724,112	706,162,650
Putnam VT Utilities Growth
and Income Fund	106,342,602	(3,927,642)	102,414,960	11,492,545	(92,576,511)	--	297,219,084
Putnam VT Vista Fund	110,384,347	(9,993,561)	100,390,786	--	(412,936,816)	--	435,717,678
Putnam VT Voyager Fund	372,167,529	(28,740,544)	343,426,985	6,565,174	(1,513,357,451)	--	2,014,809,024

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At December 31, 2005, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 41.0% to 89.0% of each fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Putnam Management is paid for management and investment advisory services quarterly by each fund, except for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect at December 31, 2005:

Fund	Fee Rate
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund	0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund	0.70% of the next $500 million,
Putnam VT International Growth and Income Fund	0.65% of the next $500 million,
Putnam VT Small Cap Value Fund	0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam VT Money Market Fund	0.45% of the first $500 million of average net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average net assets,
Putnam VT Equity Income Fund	0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund	0.60% of the next $500 million,
Putnam VT Health Sciences Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT New Value Fund	0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund	and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund

Putnam VT International New Opportunities Fund	1.00% of the first $500 million of average net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

Fund	Fee Rate
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Putnam VT Capital Appreciation Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
0.34% of the next $5 billion,
0.33% of the next $8.5 billion,
and 0.32% thereafter.

Putnam VT Discovery Growth Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
0.42% of the next $5 billion,
0.41% of the next $5 billion,
0.40% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $8.5 billion,
and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund of the Trust through December 31, 2006 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) of the Putnam VT Capital Opportunities Fund, the Putnam VT Equity Income Fund and the Putnam VT Mid Cap Value Fund through December 31, 2006, to the extent that expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under each fund’s distribution plan) would exceed the annual rates of 1.05%, 1.05% and 1.10%, respectively, of that fund’s average net assets. For the year ended December 31, 2005, each fund’s expenses were limited to the lower of the limits specified in the previous sentence and the applicable Lipper peer group average expenses.

At December 31, 2005, the funds of the Trust that exceeded their Lipper peer group limit or were subject to their involuntary expense limitation, and the amount of their management fee that Putnam Management waived from each fund for exceeding that limit, was as follows:

Fund Name	Management fee waived
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund $	349,650
Putnam VT Capital Appreciation Fund	57,235
Putnam VT Capital Opportunities Fund	66,348
Putnam VT Discovery Growth Fund	128,681
Putnam VT Diversified Income Fund	70,143
Putnam VT Equity Income Fund	18,546
Putnam VT Growth Opportunities Fund	73,866
Putnam VT High Yield Fund	90,994
Putnam VT Income Fund	650,298
Putnam VT International Growth and Income Fund	1,816

Fund Name	Management fee waived
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund $	89,063
Putnam VT Mid Cap Value Fund	10,044
Putnam VT Money Market Fund	121,526
Putnam VT OTC & Emerging Growth Fund	2,615
Putnam VT Utilities Growth and Income Fund	2,626

During the year ended December 31, 2005, Putnam Management voluntarily reimbursed the Putnam VT International Growth and Income Fund $4,771, Putnam VT Research Fund $12,396 and Putnam VT Voyager Fund $4,303 for net realized losses incurred from the sale of investment securities that were purchased by the fund in error. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no impact on total return.

For the period ended December 31, 2005, Putnam Management has assumed the following amounts of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters (including those described in Note 8):

Fund Name	Amount
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund $	2,030
Putnam VT Capital Appreciation Fund	820
Putnam VT Capital Opportunities Fund	597
Putnam VT Discovery Growth Fund	920
Putnam VT Diversified Income Fund	4,272
Putnam VT Equity Income Fund	1,542
Putnam VT The George Putnam Fund of Boston	5,208
Putnam VT Global Asset Allocation Fund	3,160
Putnam VT Global Equity Fund	4,768
Putnam VT Growth and Income Fund	32,361
Putnam VT Growth Opportunities Fund	1,126
Putnam VT Health Sciences Fund	2,663
Putnam VT High Yield Fund	4,744
Putnam VT Income Fund	6,174
Putnam VT International Equity Fund	6,613
Putnam VT International Growth and Income Fund	3,088
Putnam VT International New Opportunities Fund	2,122
Putnam VT Investors Fund	3,840
Putnam VT Mid Cap Value Fund	1,082
Putnam VT Money Market Fund	2,935
Putnam VT New Opportunities Fund	11,145
Putnam VT New Value Fund	4,668
Putnam VT OTC & Emerging Growth Fund	1,477
Putnam VT Research Fund	2,106
Putnam VT Small Cap Value Fund	5,878
Putnam VT Utilities Growth and Income Fund	3,183
Putnam VT Vista Fund	3,831
Putnam VT Voyager Fund	17,341

Putnam Investments Limited (“PIL”), an affiliate of Put-nam Management, is authorized by the Trustees to manage a separate portion of the assets of the Putnam VT Diversi-fied Income Fund, the Putnam VT Global Equity Fund, the Putnam VT High Yield Fund, the Putnam VT International Equity Fund, the Putnam VT International Growth and Income Fund and effective March 11, 2005, the Putnam VT Utilities Growth and Income Fund, in each case, as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL:

Fund Name	Rate
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund	0.40%
Putnam VT Global Equity Fund	0.35%
Putnam VT High Yield Fund	0.40%
Putnam VT International Equity Fund	0.35%
Putnam VT International Growth and Income Fund	0.35%
Putnam VT Utilities Growth and Income Fund	0.35%

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of cer tain officers of the Trust or funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to each fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets. During the year ended December 31, 2005, each fund incurred the following amounts for these services:

Fund Name	Amount
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	$212,158
Putnam VT Capital Appreciation Fund	81,029
Putnam VT Capital Opportunities Fund	60,033
Putnam VT Discovery Growth Fund	102,713
Putnam VT Diversified Income Fund	441,248
Putnam VT Equity Income Fund	173,280
Putnam VT The George Putnam Fund of Boston	525,407

Fund Name	Amount
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund	$662,187
Putnam VT Global Equity Fund	711,293
Putnam VT Growth and Income Fund	1,787,407
Putnam VT Growth Opportunities Fund	72,012
Putnam VT Health Sciences Fund	252,327
Putnam VT High Yield Fund	389,816
Putnam VT Income Fund	582,836
Putnam VT International Equity Fund	1,455,050
Putnam VT International Growth and Income Fund	580,034
Putnam VT International New Opportunities Fund	443,645
Putnam VT Investors Fund	356,896
Putnam VT Mid Cap Value Fund	74,611
Putnam VT Money Market Fund	249,891
Putnam VT New Opportunities Fund	667,253
Putnam VT New Value Fund	334,892
Putnam VT OTC & Emerging Growth Fund	111,991
Putnam VT Research Fund	170,821
Putnam VT Small Cap Value Fund	447,924
Putnam VT Utilities Growth and Income Fund	433,708
Putnam VT Vista Fund	328,517
Putnam VT Voyager Fund	1,008,969

Under the subcustodian contract between the subcusto-dian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT International Equity Fund, Put-nam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Opportunities Fund, Putnam VT Vista Fund and Put-nam VT Voyager Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by that fund. At December 31, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of that fund’s expenses. Certain funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2005, the funds’ expenses were reduced by the following amounts under these arrangements:

Fund Name	Amount
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	$88,619
Putnam VT Capital Appreciation Fund	19,115
Putnam VT Capital Opportunities Fund	1,439
Putnam VT Discovery Growth Fund	13,615
Putnam VT Diversified Income Fund	152,106
Putnam VT Equity Income Fund	1,333
Putnam VT The George Putnam Fund of Boston	101,414
Putnam VT Global Asset Allocation Fund	87,168
Putnam VT Global Equity Fund	608,913
Putnam VT Growth and Income Fund	1,024,051
Putnam VT Growth Opportunities Fund	11,726
Putnam VT Health Sciences Fund	78,007
Putnam VT High Yield Fund	26,344
Putnam VT Income Fund	216,382
Putnam VT International Equity Fund	392,138
Putnam VT International Growth and Income Fund	219,432
Putnam VT International New Opportunities Fund	138,821
Putnam VT Investors Fund	166,856
Putnam VT Mid Cap Value Fund	22,445
Putnam VT Money Market Fund	5,572
Putnam VT New Opportunities Fund	292,882
Putnam VT New Value Fund	126,347
Putnam VT OTC & Emerging Growth Fund	48,287
Putnam VT Research Fund	71,374
Putnam VT Small Cap Value Fund	167,249
Putnam VT Utilities Growth and Income Fund	172,764
Putnam VT Vista Fund	150,030
Putnam VT Voyager Fund	774,489

Each independent Trustee of the funds receives an annual Trustee fee, of which $9,488, as a quarterly retainer, has been allocated to the Trust, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees are also reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were elected prior to 2004. Ben-efits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares, pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of that fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets of that fund’s class IB shares.

NOTE 3 PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2005, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government
	Securities		Other Securities
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fund Name	Purchases	Sales	Purchases	Sales

Putnam VT American Government Income Fund	$6,533,413	$35,606,458	$658,366,165	$638,394,265
Putnam VT Capital Appreciation Fund	--	--	65,571,226	67,251,176
Putnam VT Capital Opportunities Fund	--	--	45,485,366	36,879,622
Putnam VT Discovery Growth Fund	--	--	65,309,908	77,479,906
Putnam VT Diversified Income Fund	--	11,745,000	523,975,298	548,557,363
Putnam VT Equity Income Fund	--	--	142,906,209	98,427,479
Putnam VT The George Putnam Fund of Boston	767,644	6,400,724	915,311,984	977,752,410
Putnam VT Global Asset Allocation Fund	265,963	2,462,743	516,131,800	555,683,510
Putnam VT Global Equity Fund	--	--	467,674,117	575,013,124
Putnam VT Growth and Income Fund	--	--	2,735,740,650	3,796,967,248
Putnam VT Growth Opportunities Fund	--	--	92,100,700	102,711,094
Putnam VT Health Sciences Fund	--	--	101,125,747	128,659,346
Putnam VT High Yield Fund	--	--	260,839,099	315,322,825
Putnam VT Income Fund	11,728,788	20,311,674	2,277,325,564	2,307,662,989
Putnam VT International Equity Fund	--	--	790,947,517	872,897,196
Putnam VT International Growth and Income Fund	--	--	257,224,354	273,293,305
Putnam VT International New Opportunities Fund	--	--	210,499,869	220,684,268
Putnam VT Investors Fund	--	--	590,761,486	661,427,391
Putnam VT Mid Cap Value Fund	--	--	83,085,106	57,973,200
Putnam VT New Opportunities Fund	--	--	888,620,068	1,269,648,555
Putnam VT New Value Fund	--	--	356,900,524	361,659,969
Putnam VT OTC & Emerging Growth Fund	--	--	133,105,556	152,814,332
Putnam VT Research Fund	--	--	202,306,730	245,337,744
Putnam VT Small Cap Value Fund	--	--	338,819,979	355,027,746
Putnam VT Utilities Growth and Income Fund	--	--	146,727,892	212,810,282
Putnam VT Vista Fund	--	--	345,105,776	425,405,825
Putnam VT Voyager Fund	--	--	2,956,028,240	3,586,397,712

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $4,960,592,791 and $4,997,014,000, respectively.

Written option transactions for those funds that invested in them during the period are summarized as follows:

Putnam VT American Government Income Fund
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	27,840,000	1,079,678
Options exercised	--	--
Options expired	--	--
Options closed	(13,180,000)	(512,702)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	14,660,000	$566,976

Putnam VT Discovery Growth Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	14,083	$6,356
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	51,534	31,196
Options exercised	(14,148)	(12,546)
Options expired	(43,060)	(20,363)
Options closed	(7,088)	(4,033)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	1,321	$610
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT The George Putnam Fund of Boston

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	46,400,000	1,799,461
Options exercised	--	--
Options expired	--	--
Options closed	(21,960,000)	(854,244)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	24,440,000	$945,217
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT Global Asset Allocation

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	16,047,869	626,161
Options exercised	--	--
Options expired	(1,066)	(363)
Options closed	(7,600,000)	(295,640)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	8,446,803	$330,158
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT Growth and Income Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	283,560	311,630
Options exercised	(153,770)	(139,659)
Options expired	(26,906)	(48,030)
Options closed	(87,087)	(118,770)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	15,797	$5,171
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT Income Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	163,940,000	6,357,835
Options exercised	--	--
Options expired	--	--
Options closed	(77,580,000)	(3,017,862)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	86,360,000	$3,339,973

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT Investors Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	30,551	$18,740
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	205,732	128,039
Options exercised	(19,295)	(13,991)
Options expired	(209,649)	(127,960)
Options closed	(7,339)	(4,828)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT New Opportunities Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	36,318	$16,200
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	--	--
Options exercised	--	--
Options expired	(36,318)	(16,200)
Options closed	--	--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	--	$--
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT OTC & Emerging Growth Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	42,456	$19,179
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	157,245	94,910
Options exercised	(42,884)	(38,063)
Options expired	(131,673)	(62,258)
Options closed	(20,700)	(11,716)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	4,444	$2,052
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Putnam VT Voyager Fund

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Contract Amounts	Premiums Received
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year	523,262	$192,422
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Options opened	1,008,734	540,683
Options exercised	(57,452)	(36,664)
Options expired	(1,357,469)	(640,832)
Options closed	(117,075)	(55,609)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year	--	$--

NOTE 4 CAPITAL SHARES

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended December 31		Year ended December 31
Class IA		2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold	320,295	$3,683,986	300,547	$3,598,440
Shares issued in connection with reinvestment of distributions	432,332	4,859,412	894,263	10,453,941

	752,627	8,543,398	1,194,810	14,052,381
Shares repurchased	(3,699,112)	(42,675,664)	(7,572,316)	(89,477,618)

Net decrease	(2,946,485)	$ (34,132,266)	(6,377,506)	$(75,425,237)

Putnam VT Capital Appreciation Fund
Shares sold	790,966	$6,944,805	985,968	$7,774,742

Shares issued in connection with reinvestment of distributions	21,230	179,390	--	--

	812,196	7,124,195	985,968	7,774,742
Shares repurchased	(795,769)	(7,005,567)	(1,053,072)	(8,116,108)

Net increase (decrease)	16,427	$118,628	(67,104)	$(341,366)

Putnam VT Capital Opportunities Fund
Shares sold	533,974	$7,778,299	721,318	$9,754,028
Shares issued in connection with reinvestment of distributions	4,933	68,963	36,113	510,366

	538,907	7,847,262	757,431	10,264,394
Shares repurchased	(291,857)	(4,254,370)	(289,587)	(3,798,543)

Net increase	247,050	$3,592,892	467,844	$6,465,851

Putnam VT Discovery Growth Fund
Shares sold	235,658	$1,158,957	606,721	$2,874,453
Shares issued in connection with reinvestment of distributions	--	--	--	--

	235,658	1,158,957	606,721	2,874,453
Shares repurchased	(1,175,882)	(5,837,951)	(1,466,487)	(6,776,827)

Net decrease	(940,224)	$(4,678,994)	(859,766)	$(3,902,374)

Putnam VT Diversified Income Fund
Shares sold	563,444	$5,047,769	568,834	$5,187,000
Shares issued in connection with reinvestment of distributions	3,439,680	29,374,694	4,694,920	40,845,808

	4,003,124	34,422,463	5,263,754	46,032,808
Shares repurchased	(8,867,266)	(78,555,448)	(9,262,318)	(83,076,179)

Net decrease	(4,864,142)	$(44,132,985)	(3,998,564)	$(37,043,371)

Putnam VT Equity Income Fund
Shares sold	2,276,636	$30,488,603	3,191,639	$39,404,496
Shares issued in connection with reinvestment of distributions	175,252	2,304,563	5,485	67,577

	2,451,888	32,793,166	3,197,124	39,472,073
Shares repurchased	(702,978)	(9,525,304)	(519,658)	(6,490,561)

Net increase	1,748,910	$23,267,862	2,677,466	$32,981,512

	Year ended December 31		Year ended December 31
Class IA		2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
Shares sold	549,099	$6,300,236	892,556	$9,804,274
Shares issued in connection with reinvestment of distributions	844,956	9,531,109	878,518	9,628,562

	1,394,055	15,831,345	1,771,074	19,432,836
Shares repurchased	(7,358,288)	(85,220,114)	(5,869,299)	(64,558,467)

Net decrease	(5,964,233)	$(69,388,769)	(4,098,225)	$(45,125,631)

Putnam VT Global Asset Allocation Fund
Shares sold	332,873	$4,754,467	225,122	$3,002,724
Shares issued in connection with reinvestment of distributions	356,240	4,983,795	935,199	12,503,617

	689,113	9,738,262	1,160,321	15,506,341
Shares repurchased	(4,821,995)	(69,542,528)	(6,107,137)	(82,095,357)

Net decrease	(4,132,882)	$(59,804,266)	(4,946,816)	$(66,589,016)

Putnam VT Global Equity Fund
Shares sold	767,869	$8,000,492	365,738	$3,401,981
Shares issued in connection with reinvestment of distributions	592,097	5,974,260	1,526,259	14,270,519

	1,359,966	13,974,752	1,891,997	17,672,500
Shares repurchased	(12,218,539)	(127,450,202)	(15,350,895)	(143,719,134)

Net decrease	(10,858,573)	$(113,475,450)	(13,458,898)	$(126,046,634)

Putnam VT Growth and Income Fund
Shares sold	284,136	$7,239,251	539,462	$12,807,643
Shares issued in connection with reinvestment of distributions	3,068,105	76,150,351	3,610,769	85,070,163

	3,352,241	83,389,602	4,150,231	97,877,806
Shares repurchased	(40,210,755)	(1,025,415,964)	(39,710,428)	(943,216,750)

Net decrease	(36,858,514)	$(942,026,362)	(35,560,197)	$(845,338,944)

Putnam VT Growth Opportunities Fund
Shares sold	486,927	$2,225,288	768,378	$3,528,731
Shares issued in connection with reinvestment of distributions	56,772	252,634	10,484	48,224

	543,699	2,477,922	778,862	3,576,955
Shares repurchased	(2,079,177)	(9,544,708)	(2,474,452)	(11,159,688)

Net decrease	(1,535,478)	$(7,066,786)	(1,695,590)	$(7,582,733)

Putnam VT Health Sciences Fund
Shares sold	466,822	$5,818,243	202,000	$2,290,986
Shares issued in connection with reinvestment of distributions	43,121	502,360	67,630	741,222

	509,943	6,320,603	269,630	3,032,208
Shares repurchased	(3,077,573)	(38,037,796)	(3,821,263)	(42,348,615)

Net decrease	(2,567,630)	$(31,717,193)	(3,551,633)	$(39,316,407)

	Year ended December 31		Year ended December 31
Class IA		2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
Shares sold	9,726,956	$74,073,310	2,944,813	$22,879,761
Shares issued in connection with reinvestment of distributions	5,456,845	39,889,538	6,477,492	48,322,088

	15,183,801	113,962,848	9,422,305	71,201,849
Shares repurchased	(20,118,855)	(154,485,875)	(19,012,707)	(146,703,495)

Net decrease	(4,935,054)	$(40,523,027)	(9,590,402)	$(75,501,646)

Putnam VT Income Fund
Shares sold	635,225	$8,062,013	2,335,405	$30,167,437
Shares issued in connection with reinvestment of distributions	2,229,335	27,465,411	3,528,353	44,069,130

	2,864,560	35,527,424	5,863,758	74,236,567
Shares repurchased	(10,268,491)	(130,379,780)	(17,598,694)	(224,522,769)

Net decrease	(7,403,931)	$(94,852,356)	(11,734,936)	$(150,286,202)

Putnam VT International Equity Fund
Shares sold	508,158	$7,558,655	693,865	$9,161,288
Shares issued in connection with reinvestment of distributions	482,784	6,971,398	550,460	7,172,506

	990,942	14,530,053	1,244,325	16,333,794
Shares repurchased	(6,787,756)	(100,822,943)	(6,759,279)	(88,738,886)

Net decrease	(5,796,814)	$(86,292,890)	(5,514,954)	$(72,405,092)

Putnam VT International Growth and Income Fund
Shares sold	913,594	$12,544,293	1,313,482	$15,800,950
Shares issued in connection with reinvestment of distributions	205,468	2,730,668	290,248	3,366,872

	1,119,062	15,274,961	1,603,730	19,167,822
Shares repurchased	(2,920,398)	(40,605,583)	(2,599,291)	(30,605,169)

Net decrease	(1,801,336)	$(25,330,622)	(995,561)	$(11,437,347)

Putnam VT International New Opportunities Fund
Shares sold	1,294,074	$17,312,831	329,771	$3,748,336
Shares issued in connection with reinvestment of distributions	67,564	856,029	102,055	1,153,219

	1,361,638	18,168,860	431,826	4,901,555
Shares repurchased	(1,621,081)	(20,983,400)	(2,090,322)	(23,395,371)

Net decrease	(259,443)	$(2,814,540)	(1,658,496)	$(18,493,816)

Putnam VT Investors Fund
Shares sold	364,392	$3,720,879	181,958	$1,667,808
Shares issued in connection with reinvestment of distributions	392,367	3,821,651	256,282	2,327,042

	756,759	7,542,530	438,240	3,994,850
Shares repurchased	(6,318,483)	(63,901,917)	(7,336,042)	(66,824,981)

Net decrease	(5,561,724)	$(56,359,387)	(6,897,802)	$(62,830,131)

	Year ended December 31		Year ended December 31
Class IA		2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
Shares sold	1,466,963	$21,924,708	1,608,633	$21,275,577
Shares issued in connection with reinvestment of distributions	65,423	939,471	8,419	109,020

	1,532,386	22,864,179	1,617,052	21,384,597
Shares repurchased	(337,884)	(5,082,280)	(475,259)	(6,248,858)

Net increase	1,194,502	$17,781,899	1,141,793	$15,135,739

Putnam VT Money Market Fund **
Shares sold	--	$94,252,101	--	$78,672,669
Shares issued in connection with reinvestment of distributions	--	6,623,180	--	3,009,771

	--	100,875,281	--	81,682,440
Shares repurchased	--	(154,176,903)	--	(274,640,425)

Net decrease	--	$(53,301,622)	--	$(192,957,985)

Putnam VT New Opportunities Fund
Shares sold	398,536	$7,055,683	567,433	$8,798,750
Shares issued in connection with reinvestment of distributions	333,803	5,521,105	--	--

	732,339	12,576,788	567,433	8,798,750
Shares repurchased	(23,677,117)	(408,328,974)	(23,820,574)	(372,157,966)

Net decrease	(22,944,778)	$(395,752,186)	(23,253,141)	$(363,359,216)

Putnam VT New Value Fund
Shares sold	1,071,970	$17,418,542	1,401,578	$21,020,925
Shares issued in connection with reinvestment of distributions	291,862	4,687,307	298,586	4,392,201

	1,363,832	22,105,849	1,700,164	25,413,126
Shares repurchased	(4,145,082)	(68,472,313)	(3,719,312)	(54,714,755)

Net decrease	(2,781,250)	$(46,366,464)	(2,019,148)	$(29,301,629)

Putnam VT OTC & Emerging Growth Fund
Shares sold	403,231	$2,490,688	869,951	$4,909,510
Shares issued in connection with reinvestment of distributions	--	--	--	--

	403,231	2,490,688	869,951	4,909,510
Shares repurchased	(2,970,239)	(18,053,519)	(3,698,161)	(20,434,068)

Net decrease	(2,567,008)	$(15,562,831)	(2,828,210)	$(15,524,558)

Putnam VT Research Fund
Shares sold	237,862	$2,720,146	128,772	$1,381,498
Shares issued in connection with reinvestment of distributions	98,424	1,096,442	18,096	194,535

	336,286	3,816,588	146,868	1,576,033
Shares repurchased	(2,591,773)	(29,658,499)	(2,598,517)	(27,623,289)

Net decrease	(2,255,487)	$(25,841,911)	(2,451,649)	$(26,047,256)

	Year ended December 31		Year ended December 31
Class IA	2005		2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
Shares sold	300,016	$6,689,092	1,570,199	$31,169,858
Shares issued in connection with reinvestment of distributions	934,934	19,727,109	82,299	1,625,412

	1,234,950	26,416,201	1,652,498	32,795,270
Shares repurchased	(3,821,560)	(84,280,931)	(2,403,211)	(46,205,202)

Net decrease	(2,586,610)	$(57,864,730)	(750,713)	$(13,409,932)

Putnam VT Utilities Growth and Income Fund
Shares sold	371,750	$5,243,047	369,830	$4,399,227
Shares issued in connection with reinvestment of distributions	563,017	7,465,632	733,558	8,479,930

	934,767	12,708,679	1,103,388	12,879,157
Shares repurchased	(4,999,178)	(70,437,494)	(5,753,179)	(68,630,520)

Net decrease	(4,064,411)	$(57,728,815)	(4,649,791)	$(55,751,363)

Putnam VT Vista Fund
Shares sold	257,646	$3,431,886	509,762	$5,756,483
Shares issued in connection with reinvestment of distributions	--	--	--	--

	257,646	3,431,886	509,762	5,756,483
Shares repurchased	(4,435,964)	(57,023,684)	(4,653,332)	(51,291,345)

Net decrease	(4,178,318)	$(53,591,798)	(4,143,570)	$(45,534,862)

Putnam VT Voyager Fund
Shares sold	271,666	$7,359,637	365,053	$9,504,922
Shares issued in connection with reinvestment of distributions	768,362	19,985,112	456,445	12,009,064

	1,040,028	27,344,749	821,498	21,513,986
Shares repurchased	(24,447,598)	(661,621,935)	(21,961,819)	(570,221,035)

Net decrease	(23,407,570)	$(634,277,186)	(21,140,321)	$(548,707,049)
	Year ended December 31		Year ended December 31
Class IB	2005		2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold	328,424	$3,773,435	536,091	$6,331,947
Shares issued in connection with reinvestment of distributions	252,585	2,833,998	454,415	5,298,243

	581,009	6,607,433	990,506	11,630,190
Shares repurchased	(1,506,347)	(17,321,422)	(2,499,093)	(29,180,500)

Net decrease	(925,338)	$(10,713,989)	(1,508,587)	$(17,550,310)

Putnam VT Capital Appreciation Fund
Shares sold	273,417	$2,375,144	487,891	$3,792,436
Shares issued in connection with reinvestment of distributions	12,054	101,133	--	--

	285,471	2,476,277	487,891	3,792,436
Shares repurchased	(494,330)	(4,311,047)	(487,572)	(3,726,296)

Net increase (decrease)	(208,859)	$(1,834,770)	319	$66,140

	Year ended December 31		Year ended December 31
Class IB	2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
Shares sold	514,147	$7,512,125	396,324	$5,276,979
Shares issued in connection with reinvestment of distributions	3,321	46,268	23,864	336,131

	517,468	7,558,393	420,188	5,613,110
Shares repurchased	(190,312)	(2,805,960)	(166,529)	(2,187,245)

Net increase	327,156	$4,752,433	253,659	$3,425,865

Putnam VT Discovery Growth Fund
Shares sold	478,999	$2,361,354	589,414	$2,751,695
Shares issued in connection with reinvestment of distributions	--	--	--	--

	478,999	2,361,354	589,414	2,751,695
Shares repurchased	(2,266,889)	(11,289,603)	(1,303,451)	(6,012,841)

Net decrease	(1,787,890)	$(8,928,249)	(714,037)	$(3,261,146)

Putnam VT Diversified Income Fund
Shares sold	3,221,864	$28,184,413	1,903,688	$17,111,649
Shares issued in connection with reinvestment of distributions	1,276,655	10,800,505	1,559,770	13,445,220

	4,498,519	38,984,918	3,463,458	30,556,869
Shares repurchased	(2,519,783)	(22,102,193)	(2,485,717)	(21,925,028)

Net increase	1,978,736	$16,882,725	977,741	$8,631,841

Putnam VT Equity Income Fund
Shares sold	2,224,346	$29,803,871	2,509,903	$31,012,631
Shares issued in connection with reinvestment of distributions	115,291	1,512,628	3,292	40,491

	2,339,637	31,316,499	2,513,195	31,053,122
Shares repurchased	(544,768)	(7,338,379)	(269,382)	(3,330,048)

Net increase	1,794,869	$23,978,120	2,243,813	$27,723,074

Putnam VT The George Putnam Fund of Boston
Shares sold	1,989,332	$22,984,876	3,185,553	$35,041,801
Shares issued in connection with reinvestment of distributions	526,764	5,920,826	462,073	5,049,784

	2,516,096	28,905,702	3,647,626	40,091,585
Shares repurchased	(2,334,966)	(26,891,545)	(1,530,060)	(16,738,367)

Net increase	181,130	$2,014,157	2,117,566	$23,353,218

Putnam VT Global Asset Allocation Fund
Shares sold	1,442,778	$20,923,052	1,141,900	$15,295,700
Shares issued in connection with reinvestment of distributions	42,364	594,365	77,411	1,038,075

	1,485,142	21,517,417	1,219,311	16,333,775
Shares repurchased	(432,304)	(6,257,787)	(280,915)	(3,806,638)

Net increase	1,052,838	$15,259,630	938,396	$12,527,137

	Year ended December 31		Year ended December 31
Class IB	2005		2004
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
Shares sold	182,623	$1,889,202	213,034	$1,988,029
Shares issued in connection with reinvestment of distributions	57,494	576,666	160,794	1,493,778

	240,117	2,465,868	373,828	3,481,807
Shares repurchased	(1,159,921)	(12,051,151)	(1,154,169)	(10,758,544)

Net decrease	(919,804)	$(9,585,283)	(780,341)	$(7,276,737)

Putnam VT Growth and Income Fund
Shares sold	1,411,730	$35,809,413	2,656,169	$62,986,564
Shares issued in connection with reinvestment of distributions	534,849	13,221,461	566,018	13,278,799

	1,946,579	49,030,874	3,222,187	76,265,363
Shares repurchased	(5,393,516)	(136,676,178)	(4,591,370)	(108,308,956)

Net decrease	(3,446,937)	$(87,645,304)	(1,369,183)	$(32,043,593)

Putnam VT Growth Opportunities Fund
Shares sold	339,979	$1,546,222	710,586	$3,227,137
Shares issued in connection with reinvestment of distributions	48,613	214,386	--	--

	388,592	1,760,608	710,586	3,227,137
Shares repurchased	(1,465,965)	(6,712,709)	(1,249,983)	(5,591,068)

Net decrease	(1,077,373)	$(4,952,101)	(539,397)	$(2,363,931)

Putnam VT Health Sciences Fund
Shares sold	2,460,662	$30,880,652	1,947,715	$21,673,088
Shares issued in connection with reinvestment of distributions	8,185	94,819	27,811	303,309

	2,468,847	30,975,471	1,975,526	21,976,397
Shares repurchased	(2,013,294)	(24,941,804)	(2,829,070)	(31,254,004)

Net increase (decrease)	455,553	$6,033,667	(853,544)	$(9,277,607)

Putnam VT High Yield Fund
Shares sold	4,711,218	$35,835,804	6,660,146	$51,441,767
Shares issued in connection with reinvestment of distributions	1,865,411	13,561,540	1,756,786	13,065,494

	6,576,629	49,397,344	8,416,932	64,507,261
Shares repurchased	(6,007,437)	(46,095,756)	(6,710,492)	(51,865,844)

Net increase	569,192	$3,301,588	1,706,440	$12,641,417

Putnam VT Income Fund
Shares sold	2,466,755	$31,118,658	2,743,672	$35,004,622
Shares issued in connection with reinvestment of distributions	987,510	12,106,870	855,461	10,847,245

	3,454,265	43,225,528	3,599,133	45,851,867
Shares repurchased	(1,914,006)	(24,155,113)	(2,375,260)	(30,028,180)

Net increase	1,540,259	$19,070,415	1,223,873	$15,823,687

	Year ended December 31		Year ended December 31
Class IB	2005		2004
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
Shares sold	7,543,089	$113,350,072	5,642,362	$74,177,451
Shares issued in connection with reinvestment of distributions	562,803	8,093,101	593,306	7,701,113

	8,105,892	121,443,173	6,235,668	81,878,564
Shares repurchased	(7,800,169)	(113,985,100)	(7,991,023)	(104,432,798)

Net increase (decrease)	305,723	$7,458,073	(1,755,355)	$(22,554,234)

Putnam VT International Growth and Income Fund
Shares sold	1,458,016	$19,692,855	2,101,057	$25,231,099
Shares issued in connection with reinvestment of distributions	59,646	790,312	74,851	866,022

	1,517,662	20,483,167	2,175,908	26,097,121
Shares repurchased	(1,296,618)	(17,769,598)	(1,308,527)	(15,369,422)

Net increase	221,044	$2,713,569	867,381	$10,727,699

Putnam VT International New Opportunities Fund
Shares sold	758,296	$10,080,635	387,981	$4,384,220
Shares issued in connection with reinvestment of distributions	75,265	950,604	123,096	1,387,297

	833,561	11,031,239	511,077	5,771,517
Shares repurchased	(1,836,587)	(23,989,659)	(2,197,969)	(24,718,851)

Net decrease	(1,003,026)	$(12,958,420)	(1,686,892)	$(18,947,334)

Putnam VT Investors Fund
Shares sold	829,523	$8,342,523	836,496	$7,616,204
Shares issued in connection with reinvestment of distributions	226,718	2,203,705	112,661	1,020,711

	1,056,241	10,546,228	949,157	8,636,915
Shares repurchased	(3,137,046)	(31,636,143)	(2,960,144)	(26,875,731)

Net decrease	(2,080,805)	$(21,089,915)	(2,010,987)	$(18,238,816)

Putnam VT Mid Cap Value Fund
Shares sold	702,566	$10,441,244	692,067	$9,067,221
Shares issued in connection with reinvestment of distributions	24,420	349,983	3,090	39,956

	726,986	10,791,227	695,157	9,107,177
Shares repurchased	(149,330)	(2,238,208)	(231,518)	(3,017,936)

Net increase	577,656	$8,553,019	463,639	$6,089,241

Putnam VT Money Market Fund **
Shares sold	--	$109,237,347	--	$106,655,766
Shares issued in connection with reinvestment of distributions	--	3,232,504	--	751,283

	--	112,469,851	--	107,407,049
Shares repurchased	--	(85,685,917)	--	(120,898,315)

Net increase (decrease)	--	$26,783,934	--	$(13,491,266)

	Year ended December 31		Year ended December 31
Class IB	2005		2004
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
Shares sold	261,327	$4,438,116	1,834,642	$28,627,197
Shares issued in connection with reinvestment of distributions	10,630	173,595	--	--

	271,957	4,611,711	1,834,642	28,627,197
Shares repurchased	(1,811,350)	(30,720,828)	(3,209,100)	(49,657,288)

Net decrease	(1,539,393)	$(26,109,117)	(1,374,458)	$(21,030,091)

Putnam VT New Value Fund
Shares sold	3,121,912	$51,206,962	2,426,230	$36,011,253
Shares issued in connection with reinvestment of distributions	112,035	1,791,432	93,335	1,367,363

	3,233,947	52,998,394	2,519,565	37,378,616
Shares repurchased	(825,914)	(13,433,728)	(868,766)	(12,781,162)

Net increase	2,408,033	$39,564,666	1,650,799	$24,597,454

Putnam VT OTC & Emerging Growth Fund
Shares sold	171,854	$1,030,792	528,363	$2,958,863
Shares issued in connection with reinvestment of distributions	--	--	--	--

	171,854	1,030,792	528,363	2,958,863
Shares repurchased	(1,312,178)	(7,886,951)	(1,511,383)	(8,349,301)

Net decrease	(1,140,324)	$(6,856,159)	(983,020)	$(5,390,438)

Putnam VT Research Fund
Shares sold	278,991	$3,159,037	1,134,459	$12,021,667
Shares issued in connection with reinvestment of distributions	90,615	1,006,720	--	--

	369,606	4,165,757	1,134,459	12,021,667
Shares repurchased	(1,788,484)	(20,481,936)	(1,927,679)	(20,526,344)

Net decrease	(1,418,878)	$(16,316,179)	(793,220)	$(8,504,677)

Putnam VT Small Cap Value Fund
Shares sold	5,289,041	$116,941,598	5,726,840	$113,800,047
Shares issued in connection with reinvestment of distributions	1,338,992	28,092,051	66,092	1,299,360

	6,628,033	145,033,649	5,792,932	115,099,407
Shares repurchased	(3,396,113)	(74,544,714)	(3,247,191)	(62,901,782)

Net increase	3,231,920	$70,488,935	2,545,741	$52,197,625

Putnam VT Utilities Growth and Income Fund
Shares sold	497,126	$6,984,539	534,995	$6,313,702
Shares issued in connection with reinvestment of distributions	85,667	1,132,515	98,291	1,133,290

	582,793	8,117,054	633,286	7,446,992
Shares repurchased	(782,880)	(10,954,565)	(593,325)	(7,164,807)

Net increase (decrease)	(200,087)	$(2,837,511)	39,961	$282,185

	Year ended December 31		Year ended December 31
Class IB	2005		2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Shares	Amount	Shares	Amount
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
Shares sold	831,515	$10,571,147	1,168,498	$12,945,926
Shares issued in connection with reinvestment of distributions	--	--	--	--

	831,515	10,571,147	1,168,498	12,945,926
Shares repurchased	(3,134,863)	(39,915,238)	(3,318,607)	(36,388,868)

Net decrease	(2,303,348)	$(29,344,091)	(2,150,109)	$(23,442,942)

Putnam VT Voyager Fund
Shares sold	818,727	$22,061,985	1,859,880	$48,461,272
Shares issued in connection with reinvestment of distributions	128,300	3,324,240	48,311	1,265,736

	947,027	25,386,225	1,908,191	49,727,008
Shares repurchased	(3,024,981)	(81,500,587)	(2,477,130)	(64,045,985)

Net decrease	(2,077,954)	$(56,114,362)	(568,939)	$(14,318,977)

** Putnam VT Money Market Fund’s transactions in capital shares were at a constant net asset value of $1.00 per share.

NOTE 5 INVESTMENT IN PUTNAM PRIME MONEY MARKET FUND

Pursuant to an exemptive order from the Securities and Exchange Commission, each fund of the Trust may invest in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by that fund in Put-nam Prime Money Market Fund. For the period ended December 31, 2005, the table below identifies, for each fund that invested in Putnam Prime Money Market Fund, the amount by which that fund’s management fee was reduced in relation to that fund’s investment in Putnam Prime Money Market Fund. In addition, the table also identifies the income distributions earned, if any, by each fund for that fund’s investment in Putnam Prime Money Market Fund. Income distributions are recorded as income in the statement of operations.

	Income
	distributions	Management
Fund Name	earned	fee waived
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund	$--	$--
Putnam VT Capital Appreciation Fund	12,862	581
Putnam VT Capital Opportunities Fund	8,737	371
Putnam VT Discovery Growth Fund	21,330	1,130
Putnam VT Diversified Income Fund	2,161,580	94,398
Putnam VT Equity Income Fund	113,506	5,250
Putnam VT The George Putnam Fund
of Boston	230,570	74,775
Putnam VT Global Asset Allocation Fund	1,230,523	57,641
Putnam VT Global Equity Fund	344,727	18,277
Putnam VT Growth and Income Fund	468,106	20,435
Putnam VT Growth Opportunities Fund	15,401	785
Putnam VT Health Sciences Fund	265,937	11,955
Putnam VT High Yield Fund	576,082	31,287
Putnam VT Income Fund	4,191,178	200,749
Putnam VT International Equity Fund	538,154	26,602
Putnam VT International Growth
and Income Fund	94,334	4,366
Putnam VT International
New Opportunities Fund	70,949	3,200
Putnam VT Investors Fund	40,845	2,687
Putnam VT Mid Cap Value Fund	57,965	2,486
Putnam VT Money Market Fund	8,755	363
Putnam VT New Opportunities Fund	497,212	27,264
Putnam VT New Value Fund	200,035	9,433
Putnam VT OTC & Emerging Growth Fund	70,340	3,475
Putnam VT Research Fund	50,319	2,130
Putnam VT Small Cap Value Fund	437,691	19,527
Putnam VT Utilities Growth
and Income Fund	370,761	16,820
Putnam VT Vista Fund	174,639	8,667
Putnam VT Voyager Fund	486,685	26,588

During the period ended December 31, 2005, the cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund were as follows:

Fund Name	Cost of Purchases	Cost of Sales
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund	$--	$--
Putnam VT Capital Appreciation Fund	15,328,266	15,597,968
Putnam VT Capital Opportunities Fund	11,475,733	11,722,113
Putnam VT Discovery Growth Fund	26,133,797	27,711,020
Putnam VT Diversified Income Fund	372,360,979	373,119,794
Putnam VT Equity Income Fund	56,095,318	55,033,338
Putnam VT The George Putnam
Fund of Boston	306,746,763	308,763,341
Putnam VT Global Asset
Allocation Fund	266,843,788	264,559,716
Putnam VT Global Equity Fund	188,186,909	206,834,409
Putnam VT Growth and Income Fund	696,272,684	681,170,334
Putnam VT Growth Opportunities Fund	11,753,176	13,408,211
Putnam VT Health Sciences Fund	81,588,769	78,880,036
Putnam VT High Yield Fund	236,054,467	221,466,312
Putnam VT Income Fund	636,828,427	642,349,706
Putnam VT International Equity Fund	310,307,781	317,310,797
Putnam VT International Growth
and Income Fund	75,720,364	80,318,317
Putnam VT International
New Opportunities Fund	83,247,607	87,515,029
Putnam VT Investors Fund	54,858,365	64,200,805
Putnam VT Mid Cap Value Fund	36,817,272	34,159,791
Putnam VT Money Market Fund	41,301,000	41,301,000
Putnam VT New Opportunities Fund	331,276,727	367,235,072
Putnam VT New Value Fund	145,650,648	150,120,752
Putnam VT OTC & Emerging
Growth Fund	39,343,736	42,078,960
Putnam VT Research Fund	53,228,970	52,958,142
Putnam VT Small Cap Value Fund	165,162,246	179,299,356
Putnam VT Utilities Growth
and Income Fund	181,608,306	172,117,163
Putnam VT Vista Fund	94,806,175	98,444,850
Putnam VT Voyager Fund	538,609,437	616,105,971

NOTE 6 SENIOR LOAN COMMITMENTS

At December 31, 2005, Putnam VT Diversified Income Fund and Putnam VT High Yield Fund were invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

NOTE 7 UNFUNDED LOAN COMMITMENTS

As of December 31, 2005, the following fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Putnam VT Diversified Income Fund

Borrower	Unfunded Commitments
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Trump Hotel & Casino Resort, Inc.	$125,000

NOTE 8 REGULATORY MATTERS AND LITIGATION

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massa-chusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachu-setts Securities Division, by participants in some Put-nam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders pursuant to a plan developed by an independent consultant and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Put-nam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, the following amounts were distributed to each fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations:

Fund Name	Amount
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	$--
Putnam VT Capital Appreciation Fund	11,448
Putnam VT Capital Opportunities Fund	1,393
Putnam VT Discovery Growth Fund	14,409
Putnam VT Diversified Income Fund	--
Putnam VT Equity Income Fund	2,022
Putnam VT The George Putnam Fund of Boston	89,609
Putnam VT Global Asset Allocation Fund	70,231
Putnam VT Global Equity Fund	498,461
Putnam VT Growth and Income Fund	1,390,659
Putnam VT Growth Opportunities Fund	20,289
Putnam VT Health Sciences Fund	74,608
Putnam VT High Yield Fund	--
Putnam VT Income Fund	--
Putnam VT International Equity Fund	24,565
Putnam VT International Growth and Income Fund	26,953
Putnam VT International New Opportunities Fund	92,105
Putnam VT Investors Fund	171,614
Putnam VT Mid Cap Value Fund	674
Putnam VT Money Market Fund	--
Putnam VT New Opportunities Fund	651,000
Putnam VT New Value Fund	242,461
Putnam VT OTC & Emerging Growth Fund	34,147
Putnam VT Research Fund	177,747
Putnam VT Small Cap Value Fund	60,481
Putnam VT Utilities Growth and Income Fund	202,935
Putnam VT Vista Fund	153,601
Putnam VT Voyager Fund	2,097,095

As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

PUTNAM VARIABLE TRUST Federal Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the following funds have hereby designated the following amounts as long term capital gains, for their taxable year ended December 31, 2005:

Fund Name	Amount
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund	$1,631,325
Putnam VT Capital Opportunities Fund	1,378,810
Putnam VT Equity Income Fund	4,017,587
Putnam VT The George Putnam Fund of Boston	22,742,513
Putnam VT Growth and Income Fund	102,826,042
Putnam VT Mid Cap Value Fund	2,643,552
Putnam VT New Value Fund	32,324,167
Putnam VT Small Cap Value Fund	72,097,581

For the year ended December 31, 2005, the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):
	Interest	Per	Foreign	Per
Fund Name	and Dividends	Share	Taxes Paid	Share
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund	$7,147,950	$0.13	$661,500	$0.01
Putnam VT International Equity Fund	21,925,544	0.36	2,091,968	0.03
Putnam VT International Growth and
Income Fund	9,931,905	0.41	917,265	0.04
Putnam VT International New
Opportunities Fund	6,022,430	0.35	513,331	0.03

Each fund has designated the following percentages of that fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations:

Qualifying
Fund Name	%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund	--%
Putnam VT Capital Appreciation Fund	15.36
Putnam VT Capital Opportunities Fund	15.96
Putnam VT Discovery Growth Fund	--
Putnam VT Diversified Income Fund	0.32
Putnam VT Equity Income Fund	--
Putnam VT The George Putnam Fund of Boston	50.26
Putnam VT Global Asset Allocation Fund	22.60
Putnam VT Global Equity Fund	100.00
Putnam VT Growth and Income Fund	100.00
Putnam VT Growth Opportunities Fund	100.00
Putnam VT Health Sciences Fund	100.00
Putnam VT High Yield Fund	1.64
Putnam VT Income Fund	--
Putnam VT International Equity Fund	--
Putnam VT International Growth and Income Fund	--
Putnam VT International New Opportunities Fund	--
Putnam VT Investors Fund	100.00
Putnam VT Mid Cap Value Fund	46.04
Putnam VT Money Market Fund	--

Qualifying
Fund Name	%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund	100.00%
Putnam VT New Value Fund	60.16
Putnam VT OTC & Emerging Growth Fund	--
Putnam VT Research Fund	100.00
Putnam VT Small Cap Value Fund	45.50
Putnam VT Utilities Growth and Income Fund	73.15
Putnam VT Vista Fund	--
Putnam VT Voyager Fund	100.00

PUTNAM VARIABLE TRUST Brokerage Commissions December 31, 2005 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam’s groupings of funds and these groups’ largest relationships based upon brokerage commissions for the 12 months ended December 31, 2005.

GLOBAL ASSET ALLOCATION GROUP

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank, Merrill Lynch, and UBS Warburg.

Commissions paid to these firms together represented approximately 66% of the total brokerage commissions paid for the 12 months ended December 31, 2005. Commissions paid to the next 10 firms together represented approximately 19% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology, Jefferies & Co., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, SG Cowen, and Weeden & Company.

INTERNATIONAL GROUP

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets.

Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the 12 months ended December 31, 2005. Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns, Deutsche Bank Securities, HSBCS, JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

LARGE-CAP GROWTH GROUP

Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets,Credit Suisse First Boston, Lehman Brothers, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the 12 months ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, CIBC World Markets, JP Morgan Clearing, Lazard Freres, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

LARGE-CAP VALUE GROUP

The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley Dean Witter, and Lehman Brothers. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the 12 months ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, CIBC World Markets, Credit Suisse First Boston, Lazard Freres, Merrill Lynch, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

PUTNAM VARIABLE TRUST Brokerage Commissions (Continued) December 31, 2005 (Unaudited)

RESEARCH GROUP

Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, Lehman Brothers, and UBS Warburg.

Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the 12 months ended December 31, 2005. Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Credit Suisse First Boston, Deutsche Bank Securities, JP Morgan Clearing, Lazard Freres, Morgan Stanley Dean Witter, RBC Capital Markets, Thomas Weisel Partners, and Wachovia.

U.S. CORE GROUP

Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S Core group are (in descending order) Goldman Sachs, Lehman Brothers, Deutsche Bank Securities, Merrill Lynch, and Credit Suisse First Boston.

Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the 12 months ended December 31, 2005. Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, CIBC World Markets, Citigroup Global Markets, JP Morgan Clearing, Lazard Freres, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg and Wachovia Securities.

U.S. SMALL- AND MID-CAP CORE GROUP

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap Core group are (in descending order) Citigroup Global Markets, Goldman Sachs, Bear Stearns, Lehman Brothers, and Bank of America. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the 12 months ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

PUTNAM VARIABLE TRUST Trustees and Officers of the Putnam Funds December 31, 2005

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

PUTNAM VARIABLE TRUST
Trustees and Officers of the Putnam Funds (Continued)
December 31, 2005

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies --serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

PUTNAM VARIABLE TRUST Trustees and Officers of the Putnam Funds (Continued) December 31, 2005

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

PUTNAM VARIABLE TRUST
Trustees and Officers of the Putnam Funds (Continued)
December 31, 2005

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser).

He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

PUTNAM VARIABLE TRUST
Officers
December 31, 2005

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and
Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Senior Vice President, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam
Management. During 2002, Chief Operating Officer,
Atalanta/Sosnoff Management Corporation; prior to 2001,
President and Chief Executive Officer, UAM Investment
Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management.
Prior to 2004, General Counsel, State Street Research
& Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

THIS PAGE LEFT BLANK INTENTIONALLY

Putnam Variable Trust

FUND INFORMATION

Investment Manager	Custodian
Putnam Investment Management, LLC	Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109	Legal Counsel
Ropes & Gray LLP
Investment Sub-Manager
Putnam Investments Limited	Independent Registered
57-59 St. James Street	Public Accounting Firm
London, England SW1A 1LD	PricewaterhouseCoopers LLP
Not applicable to all funds.

Marketing Services	Trustees John A. Hill, Chairman
Putnam Retail Management	Jameson Adkins Baxter, Vice Chairman
One Post Office Square	Charles B. Curtis
Boston, MA 02109	Myra R. Drucker
Charles E. Haldeman, Jr.
Investor Servicing Agent	Paul L. Joskow
Putnam Investor Services	Elizabeth T. Kennan
Mailing address:	John H. Mullin, III
P.O. Box 41203	Robert E. Patterson
Providence, RI 02940-1203	George Putnam, III
1-800-225-1581	W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust’s policies, charges, and other matters of interest for the prospective investor.

The funds' Statement of Additional Information contains additional information about the funds' Trustees and is available without charge upon request by calling 1-800-225-1581.

PRESORTED STANDARD U.S. POSTAGE PAID BROCKTON, MA 02302 PERMIT NO. 301

AN505 231384 2/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In March 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics to go into effect in April 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The March 2005 and July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2005	$1,294,412*	$--	$89,931	$1,253
December 31, 2004	$1,299,856*	$--	$84,855	$4,070

* Includes fees of $954 and $8,214 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2005 and December 31, 2004, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2005 and December 31, 2004, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,813 and $251,219 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-	Tax	All	Total
year	Related	Fees	Other	Non-Audit
ended	Fees		Fees	Fees

December 31,
2005	$ -	$62,968	$ -	$ -
December
31, 2004	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2006